Registration No. 333-______
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   ------------------------------------
                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      AXA Equitable Life Insurance Company
             (Exact name of registrant as specified in its charter)
        ---------------------------------------------------------

                                    New York
         (State or other jurisdiction of incorporation or organization)

                                   13-5570651
                      (I.R.S. Employer Identification No.)

              1290 Avenue of the Americas, New York, New York 10104
                                  (212)554-1234
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
    ------------------------------------------------------------------------


                                 DODIE KENT
                            VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL


                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                                  (212)554-1234
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
       ------------------------------------------------------------------



                  Please send copies of all communications to:

                              CHRISTOPHER E. PALMER
                               Goodwin Procter LLP
                         901 New York Avenue, Northwest
                             Washington, D.C. 20001

Approximate date of commencement of proposed sale to the public: As soon after the effective date of this Registration Statement as is practicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the commission pursuant to Rule 462(e) under the Securities Act, check the following box. | |

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. | |

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

      Large accelerated filer  | |               Accelerated filer  | |
      Non-accelerated filer    |X|               Smaller reporting company  | |
     (do not check if a smaller reporting company)


                                      CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------
Title of each class                      Proposed maximum       Proposed maximum
of securities to be     Amount to be     offering price per     aggregate offering      Amount of
registered              registered       unit                   price                   registration fee
------------------------------------------------------------------------------------------------------------
Market value            $500,000,000(2)  (1)                    $500,000,000            $19,650.00(2)
Adjustment
Interests under
Flexible Premium
Annuity Contracts
------------------------------------------------------------------------------------------------------------

(1)  The securities are not issued in predetermined amounts or units.
(2) Prior to the filing of this Registration Statement, $221,000,000 of securities of the registrant remained registered and unsold, pursuant to Registration Statement File No. 333-150348 on Form S-1, which was filed with the Commission on April 21, 2008. The registration fee of $8,685.30 associated with the unsold securities was offset from the registration fee of $19,650.00 associated with the securities registered pursuant to Rule 457(p) and such unsold securities were deemed deregistered. A payment of $10,964.70, which accounts for the remainder of the registration fee, has been wired to U. S. Bank of St. Louis, MO for deposit into the Commission's account.

                                EXPLANATORY NOTE

Registrant is filing this registration statement for the sole purpose of registering additional market value adjustment interests under deferred variable annuity contracts previously described in the prospectuses contained in this registration statement and in certain other prospectuses that are contained in Registrant's currently-effective Form S-1 registration statement (File No. 333-150348). In addition, Registrant is switching the registration from Form S-1 to Form S-3. Registrant incorporates herein by reference the prospectuses and any supplements thereto, which remain unchanged, that have been filed in that registration statement.

AXA Equitable Life Insurance Company

SUPPLEMENT DATED NOVEMBER 13, 2008 TO THE CURRENT PROSPECTUSES FOR:

o Accumulator(R) (IRA, NQ, QP)          o Income Manager(R) Rollover IRA
o Accumulator(R) Plus(SM)               o EQUI-VEST(R)
o Accumulator(R)                        o EQUI-VEST(R) Strategies
o Accumulator(R) Select(SM)             o EQUI-VEST(R) Express(SM)
o Accumulator(R) Select(SM) II          o EQUI-VEST(R) At Retirement(SM)
o Accumulator(R) Elite(SM)              o EQUI-VEST(R) TSA Advantage(SM)
o Accumulator(R) Elite(SM) II           o EQUI-VEST(R) Vantage(SM)
o Accumulator(R) Express(SM)            o EQUI-VEST(R) Employer Sponsored
o Income Manager Accumulator(R)             Retirement Programs

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This Supplement updates certain information in the most recent prospectus you received for any of the products listed above, and in any supplements to that prospectus (collectively, the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

The following information replaces the section of your Prospectus entitled "Incorporation of certain documents by reference" in its entirety.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2007 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference. The following filings are also incorporated by reference and therefore considered to be part of this Prospectus: AXA Equitable's Quarterly Reports on Form 10-Q for the periods ended March 31, 2008 and June 30, 2008.

AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

The Annual Report includes the audited consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (the "AXA Equitable Financial Statements"). The AXA Equitable Financial Statements are included in the Annual Report and incorporated by reference into this Prospectus in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm. The AXA Equitable Financial Statements are also included in the Annual Report and incorporated by reference into this Prospectus in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firms as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

IM-08-07 (10/08)                                                  140628 (10/08)
NB/IF (AR)                                                                x02227

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


    ACCUMULATOR(R), INCOME MANAGER(R) AND EQUI-VEST(R) ARE ISSUED BY AND ARE
                    REGISTERED SERVICE MARKS OF AXA EQUITABLE
LIFE INSURANCE COMPANY (AXA EQUITABLE). ACCUMULATOR(R) PLUS(SM), ACCUMULATOR(R)
              SELECT(SM), ACCUMULATOR(R) ELITE(SM), ACCUMULATOR(R)
     EXPRESS(SM), EQUI-VEST(R) AT RETIREMENT(SM), EQUI-VEST(R) EXPRESS(SM),
          EQUI-VEST(R) TSA ADVANTAGE(SM), EQUI-VEST(R) VANTAGE(SM) ARE
 SERVICE MARKS OF AXA EQUITABLE. CO-DISTRIBUTED BY AFFILIATES AXA ADVISORS, LLC
   AND AXA DISTRIBUTORS, LLC, 1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104.

    COPYRIGHT 2008 AXA EQUITABLE LIFE INSURANCE COMPANY. ALL RIGHTS RESERVED.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

EQUI-VEST(SM)

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2008


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.


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WHAT IS EQUI-VEST(SM)?


EQUI-VEST(SM) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or in our fixed maturity options ("investment options"). The contract may not currently be available in all states.

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 Variable investment options
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 Fixed income
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o AXA Conservative Allocation(1)        o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation(1)   o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate     o EQ/Money Market
  Government Securities                 o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond     o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond     o Multimanager Core Bond
o EQ/Evergreen International Bond       o Multimanager High Yield
o EQ/Franklin Income
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 Domestic stocks
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o AXA Aggressive Allocation(1)          o EQ/Lord Abbett Mid Cap Value
o AXA Moderate-Plus Allocation(1)       o EQ/Marsico Focus
o EQ/AllianceBernstein Common Stock     o EQ/Mid Cap Value PLUS(4)
o EQ/AllianceBernstein Large Cap        o EQ/Montag & Caldwell Growth
  Growth                                o EQ/Mutual Shares
o EQ/AllianceBernstein Small Cap        o EQ/Oppenheimer Main Street
  Growth                                  Opportunity
o EQ/AllianceBernstein Value            o EQ/Oppenheimer Main Street
o EQ/Ariel Appreciation II                Small Cap
o EQ/AXA Rosenberg Value Long/Short     o EQ/Small Company Index
  Equity                                o EQ/T. Rowe Price Growth Stock
o EQ/BlackRock Basic Value Equity       o EQ/Templeton Growth
o EQ/Boston Advisors Equity Income      o EQ/UBS Growth and Income
o EQ/Calvert Socially Responsible       o EQ/Van Kampen Comstock
o EQ/Capital Guardian Growth            o EQ/Van Kampen Mid Cap Growth
o EQ/Capital Guardian Research          o EQ/Van Kampen Real Estate
o EQ/Davis New York Venture             o Multimanager Aggressive Equity
o EQ/Equity 500 Index                   o Multimanager Health Care
o EQ/Evergreen Omega                    o Multimanager Large Cap Core Equity
o EQ/FI Mid Cap                         o Multimanager Large Cap Growth
o EQ/Franklin Small Cap Value           o Multimanager Large Cap Value
o EQ/Franklin Templeton Founding        o Multimanager Mid Cap Growth
  Strategy                              o Multimanager Mid Cap Value
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Small Cap Growth
o EQ/GAMCO Small Company Value          o Multimanager Small Cap Value
o EQ/JPMorgan Value Opportunities       o Multimanager Technology
o EQ/Large Cap Core PLUS(2)             o Target 2015 Allocation
o EQ/Large Cap Growth PLUS(3)           o Target 2025 Allocation
o EQ/Legg Mason Value Equity            o Target 2035 Allocation
o EQ/Lord Abbett Growth and Income      o Target 2045 Allocation
o EQ/Lord Abbett Large Cap Core
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 International stocks
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o EQ/AllianceBernstein International    o EQ/Oppenheimer Global
o EQ/BlackRock International Value      o EQ/Van Kampen Emerging Markets
o EQ/International Core PLUS(5)           Equity
o EQ/International Growth               o Multimanager International Equity
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 Balanced/hybrid
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o AXA Moderate Allocation(1)
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(1) The AXA Allocation portfolios.
(2) Formerly named "MarketPLUS Large Cap Core."
(3) Formerly named "MarketPLUS Large Cap Growth."
(4) Formerly named "MarketPLUS Mid Cap Value."
(5) Formerly named "MarketPLUS International Core."

You may allocate amounts to the variable investment options under your choice of investment method subject to any restrictions. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio of the AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the fixed maturity options, which are discussed later in this prospectus.


TYPES OF CONTRACTS. For existing and new contract holders we offer different "series" of contracts for use as:

o   A nonqualified annuity ("NQ") for after-tax contributions only.

o   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

A minimum contribution is required to purchase a contract:

For IRAs, $20 or $50 (depending on contract series);

For NQ Contracts, $1,000 ($50 if under payroll deduction plan);

For existing contract owners only (these contracts are not available for new purchasers):


o A traditional IRA as a conduit to hold rollover distributions ("QP IRA") from a qualified plan or a Tax-Sheltered Annuity ("TSA"). QP IRA (series 100-400) and Roth Advantage Contracts (series 500).


The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X02002
                                                                  Series 100-500

Minimum additional rollover amounts required for QP IRA:
For series 100 and 200, $1,000,

For series 300 and 400, $2,500.

o   Original contracts (see Appendix I).


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2008 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.


Although this prospectus is primarily designed for potential purchasers of the contract in Pennsylvania (series 300 IRA and NQ) and in Oregon (series 100 IRA and NQ), you may have previously purchased a contract in these and other states and are receiving this prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features and charges of the contract may have varied over time and may vary depending on your state. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your contract, and for "original contracts" information, see Appendix I.

Contents of this prospectus
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EQUI-VEST(SM)
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Index of key words and phrases                                                 5
Who is AXA Equitable?                                                          7
How to reach us                                                                8
EQUI-VEST(SM) at a glance -- key features                                     10


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FEE TABLE                                                                     13
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Examples                                                                      16
Examples: EQUI-VEST(SM) series 100 and 200 contracts--
    For IRA contracts                                                         17
Examples: EQUI-VEST(SM) series 100 and 200 contracts--
    For NQ contracts                                                          19
Examples: EQUI-VEST(SM) series 300 contracts                                  21
Examples: EQUI-VEST(SM) series 400 contracts                                  23
Examples: EQUI-VEST(SM) series 500 contracts                                  25
Condensed financial information                                               27


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1. CONTRACT FEATURES AND BENEFITS                                             28
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How you can purchase and contribute to your contract                          28
Owner and annuitant requirements                                              30
How you can make your contributions                                           30
What are your investment options under the contract?                          30
Portfolios of the Trusts                                                      31
Selecting your investment method                                              37
Allocating your contributions                                                 37
Your right to cancel within a certain number of days                          38


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2. DETERMINING YOUR CONTRACT'S VALUE                                          39
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Your account value and cash value                                             39
Your contract's value in the variable investment options                      39
Your contract's value in the guaranteed interest option                       39
Your contract's value in the fixed maturity options                           39


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3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
     OPTIONS                                                                  40
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Transferring your account value                                               40
Disruptive transfer activity                                                  40
Automatic transfer options                                                    41
Investment simplifier                                                         41
Rebalancing your account value                                                42


----------------------
"We," "our" and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

                                                  Contents of this prospectus  3

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4. ACCESSING YOUR MONEY                                                       43
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Withdrawing your account value                                                43
How withdrawals are taken from your account value                             44
Surrender of your contract to receive its cash value                          44
Termination                                                                   44
When to expect payments                                                       44
Your annuity payout options                                                   44


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5. CHARGES AND EXPENSES                                                       47
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Charges that AXA Equitable deducts                                            47
Charges under the contracts                                                   47
Charges that the Trusts deduct                                                51
Group or sponsored arrangements                                               51
Other distribution arrangements                                               51


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6. PAYMENT OF DEATH BENEFIT                                                   52
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Your beneficiary and payment of benefit                                       52
How death benefit payment is made                                             52
Beneficiary continuation option for traditional IRA,
    QP IRA, Roth IRA and Roth Advantage contracts                             53
Beneficiary continuation option for series 400 NQ contracts only              53



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7. TAX INFORMATION                                                            55
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Overview                                                                      55
Buying a contract to fund a retirement arrangement                            55
Transfers among investment options                                            55
Taxation of nonqualified annuities                                            55
Individual retirement arrangements ("IRAs")                                   57
Roth individual retirement annuities ("Roth IRAs")                            63
Federal and state income tax withholding and
    information reporting                                                     68
Impact of taxes to AXA Equitable                                              68



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8. MORE INFORMATION                                                           69
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About our Separate Account A                                                  69
About the Trusts                                                              69
About our fixed maturity options                                              69
About the general account                                                     70
About other methods of payment                                                71
Dates and prices at which contract events occur                               71
About your voting rights                                                      71
About legal proceedings                                                       72
Financial statements                                                          72
Transfers of ownership, collateral assignments,
    loans, and borrowing                                                      72
Distribution of the contracts                                                 72


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9. INCORPORATION OF CERTAIN DOCUMENTS
     BY REFERENCE                                                             74
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APPENDICES
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I   -- Original Contracts                                                    I-1
II  -- Condensed financial information                                      II-1
III -- Market value adjustment example                                     III-1
IV  -- State contract availability and/or variations of
       certain features and benefits                                        IV-1

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STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
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4  Contents of this prospectus

Index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.

                                                                            Page
account value                                                                 39
annuitant                                                                     28
annuity payout options                                                        44
beneficiary                                                                   52
beneficiary continuation option                                               53
business day                                                                  71
cash value                                                                    39
conduit IRA                                                                   61
contract date                                                                 11
contract date anniversary                                                     11
contract year                                                                 11
contributions                                                                 28
contributions to Roth IRAs                                                    63
 regular contribution                                                         63
 rollovers and transfers                                                      63
 conversion contributions                                                     64
contributions to traditional IRAs                                             57
 regular contributions                                                        57
 rollovers and transfers                                                      59
disruptive transfer activity                                                  40
EQAccess                                                                       8
fixed maturity amount                                                         36
fixed maturity options                                                        36
guaranteed interest option                                                    36
Inherited annuity                                                             53
IRA                                                                    cover, 57
IRS                                                                           55
investment options                                                     cover, 30
market adjusted amount                                                        36
market timing                                                                 40
market value adjustment                                                       36
maturity value                                                                36
NQ                                                                     cover, 44
Original contracts                                                 6, Appendix I
partial withdrawals                                                           43
portfolio                                                                  cover
processing office                                                              8
QP IRAs                                                                    cover
rate to maturity                                                              36
Required Beginning Date                                                       61
Roth Advantage                                                                 6
Roth IRA                                                               cover, 63
SAI                                                                        cover
SEC                                                                        cover
TOPS                                                                           8
traditional IRA                                                        cover, 57
Trusts                                                                 cover, 69
unit                                                                          39
unit investment trust                                                         69
variable investment options                                            cover, 30

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.


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Prospectus                     Contract or Supplemental Materials
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fixed maturity options         Guarantee Periods or Fixed Maturity Accounts
variable investment options    Investment Funds or Investment Divisions
account value                  Annuity Account Value
rate to maturity               Guaranteed Rates
guaranteed interest option     Guaranteed Interest Account
unit                           Accumulation unit
unit value                     Accumulation unit value
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                                                Index of key words and phrases 5

In this prospectus, we use a "series" number when necessary to identify a particular contract. We discuss five series of contracts. However, only two are available for new purchasers. Once you have purchased a contract you can identify the EQUI-VEST(SM) series you have by referring to your confirmation notice, or you may contact your financial professional, or you may call our toll-free number. The series designations are as follows:


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o   NQ, traditional IRA, and QP IRA contracts issued before January 3, 1994; and   series 100
                                                                                   This series is available only for new
o   Roth IRA contracts converted from such IRA and QP IRA contracts.               purchasers in OR and is no longer available
                                                                                   for new purchasers of QP IRA contracts.
                                                                                   Information on QP IRA is provided for our
                                                                                   existing contract
                                                                                   owners only.
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o   Certain NQ, traditional IRA and QP IRA contracts issued on or after August 17, series 200
    1995.                                                                          This series is no longer available for new
                                                                                   purchasers. Information in this prospectus
o   Roth IRA contracts converted from such traditional IRA and QP IRA contracts.   on this series is provided for our
                                                                                   existing contract owners only.
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o   NQ, traditional IRA, QP IRA, and Roth IRA contracts issued on or after         series 300
    January 3, 1994 and before the date series 400 contracts became available
    in a state; and                                                                This series is available only for new
                                                                                   purchasers in PA and is
o   Roth IRA contracts converted from such traditional IRA and QP IRA contracts.   no longer available for new purchasers of QP
                                                                                   IRA contracts.
                                                                                   Information on QP IRA is provided for our
                                                                                   existing contract owners only.
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o   NQ, traditional IRA, QP IRA, and Roth IRA contracts issued on or after July    series 400
    July 10, 1995 in states where approved; and                                    This series is no longer available for new
                                                                                   purchasers. Information in this prospectus
o   Roth IRA contracts converted from such traditional IRA and QP IRA contracts.   on this series is provided for our
                                                                                   existing contract owners only.
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o   Roth Advantage contracts                                                       series 500
                                                                                   This series is no longer available for new
                                                                                   purchasers. Information in this prospectus
                                                                                   on this series is provided for our
                                                                                   existing contract owners only.
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We also have contracts that we refer to as "Original contracts." These contracts are no longer available for new purchasers. Any information about original contracts which is different from the current series we offer can be found in Appendix I, which will be referenced throughout this prospectus when it applies.


6 Index of key words and phrases

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



                                                        Who is AXA Equitable?  7

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:



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 FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS
 INDIVIDUALLY BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM)
Individual Collections
P.O. Box 13459
Newark, NJ 07188-0459

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 FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS
 INDIVIDUALLY BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
JPMorganChase
EQUI-VEST(SM) Lockbox #13459
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail packages
Attn: Extraction Supervisor, (718) 242-2992

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 FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
 AND SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM)
Unit Annuity Collections
P.O. Box 13463
Newark, NJ 07188-0463

--------------------------------------------------------------------------------
 FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
 AND SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
JPMorganChase
EQUI-VEST(SM) Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail packages
Attn: Extraction Supervisor, (718) 242-2992

For correspondence without checks:

--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
 TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
 REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956

                      ----------------------------------
Your correspondence will be picked up at the mailing address noted above and delivered to the appropriate processing office. Your correspondence, however, is not considered received by us until it is received at one of our processing offices. Our processing office for correspondence with checks is 4 Chase Metrotech Center, 7th Floor, Brooklyn, NY. Our processing office for all other communications is 100 Madison Street, Suite 100, Syracuse, NY.

--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
 TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
 EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202

--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
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o   written confirmation of financial transactions;

o quarterly statements of your contract values as of the close of each calendar quarter; and

o annual statement of your contract values as of your contract date anniversary.

--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 EQACCESS SYSTEMS:
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TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o   your current account value;

o   your current allocation percentages;

o   the number of units you have in the variable investment options;

o   rates to maturity for fixed maturity options;

o   the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option (not available for transfers to fixed maturity options); and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQ/Access password (through EQAccess only).

Under TOPS only you can:

o   elect the investment simplifier.

Under EQAccess only you can:

o   make a contribution to your IRA or NQ annuity contract;

8  Who is AXA Equitable?

o   elect to receive certain contract statements electronically;

o   change your address; and

o   access "Frequently Asked Questions" and certain service forms.

"TOPS and EQAccess are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll free 1 (800) 755-7777. You may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable."

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).




--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.


Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you via the TDD.

--------------------------------------------------------------------------------
 TOLL-FREE TELEPHONE SERVICE:
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You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  conversion of your traditional IRA contract to a Roth IRA contract;

(2) cancellation of your Roth IRA or Roth Advantage contract and return to a traditional IRA contract;

(3)  election of the automatic investment program;

(4)  election of the investment simplifier;

(5)  election of the automatic deposit service;

(6)  election of the rebalancing program;

(7)  election of the required minimum distribution automatic withdrawal option;

(8)  election of the beneficiary continuation option;

(9)  election of the principal assurance allocation;


(10) request for a transfer/rollover of assets or 1035 exchange to another carrier;

(11) purchase by, or change of ownership to, a non-natural owner; and

(12) contract surrender and withdrawal requests.



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;

(2)  beneficiary changes;


(3)  transfers among investment options; and

(4)  change of ownership.



TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2)  investment simplifier;

(3)  rebalancing program;

(4)  systematic withdrawals; and

(5)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner.


                                                        Who is AXA Equitable?  9

EQUI-VEST(SM) at a glance -- key features


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Professional investment      EQUI-VEST(SM) variable investment options invest in different portfolios sub-advised by professional
management                   investment advisers.
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Guaranteed interest option   o Principal and interest guarantees

                             o Interest rates set periodically
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Fixed maturity options       o 10 (7 in Oregon) fixed maturity options with maturities ranging from approximately 1 to 10
                               (1 to 7 in Oregon) years.

                             o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                             -------------------------------------------------------------------------------------------------------
                             If you make any withdrawals (including transfers, surrender or termination of your contract or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option.
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Tax advantages               o On earnings inside the    No tax until you make withdrawals from your contract or receive annuity
                               contract                  payments.

                             o On transfers inside the   No tax on transfers among investment options.
                               contract
                             -------------------------------------------------------------------------------------------------------
                             If you are purchasing an annuity contract as an Individual Retirement Annuity (IRA), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the
                             Internal Revenue Code for individual retirement arrangements. Before purchasing one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals.
                             You may also want to consider the relative features, benefits and costs of these contracts with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" later in this prospectus.)
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Contribution amounts         For new purchasers:
                             o NQ:
                               $1,000 (initial minimum amount) or $50 (initial minimum amount for payroll deduction); $50
                               (additional minimum amount).

                             o traditional IRA and Roth IRA:
                               --series 100 - $20 (initial and additional minimum amounts);
                               --series 300 - $50 (initial and additional minimum amounts).

                             For existing contract owners:
                             o traditional IRA, Roth IRA and Roth Advantage:
                               --series 100 and 200 - $20 (additional minimum amount only);
                               --series 300, 400 and 500 - $50 (additional minimum amount only).

                             o QP IRA:
                               --series 100 and 200 -- $1,000 minimum amount each additional rollover amount;
                               --series 300 and 400 -- $2,500 minimum amount each additional rollover amount.

                             o Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million under all EQUI-VEST(SM) series and EQUI-VEST(SM) At Retirement contracts with the same owner or annuitant ($500,000 for owners or annuitants who are age 81 and older at contract issue).
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Access to your money         o Partial withdrawals

                             o Several withdrawal options on a periodic basis

                             o Contract surrender

                             You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a penalty tax.
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Payout options               o Fixed annuity payout options

                             o Variable Immediate Annuity payout options (described in a separate prospectus for that option).
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10 EQUI-VEST(SM) at a glance -- key features

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Additional features          o Dollar-cost averaging by automatic transfers
                               -- Interest sweep option
                               -- Fixed-dollar option

                             o Automatic investment program

                             o Account value rebalancing (quarterly, semiannually, and annually)

                             o No charge on transfers among investment options

                             o Waiver of withdrawal charge under certain circumstances

                             o Minimum death benefit
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Fees and charges             o Daily charge on amounts invested in variable investment options for mortality and expense risks and other expenses at current annual rates determined by contract series.
                               series 100 and 200: 1.34%; two options at 1.40%, currently (maximum of 1.49%).
                               series 300 and 400: 1.34%; four options at 1.35% (maximum of 2.00% for series 400).
                               series 500: 1.45% (maximum of 2.00%).

                             o Annual administrative charge:*
                               series 100 and 200: $30 or 2% of the account value plus any amounts previously withdrawn during the contract year, if less.
                               series 300, 400 and 500: $30 ($65 maximum) or, during the first two contract years, 2% of the account value plus any amounts previously withdrawn during the contract year if less; thereafter, $30.
                               *For individuals who own multiple contracts with combined account values of over $100,000, this charge may be waived. See "Annual administrative charge" in "Charges and expenses" later in this prospectus.

                             o Charge for third-party transfer (such as in the case of a trustee-to-trustee transfer for an IRA contract), or exchange (if your contract is exchanged for a contract issued by another insurance company):
                               series 100 and 200: None
                               series 300, 400 and 500: $25 current ($65 maximum) per occurrence.

                             o No sales charge deducted at the time you make contributions.

                             o Series 300, 400 and 500 and NQ contracts under series 100 and 200: we deduct a charge equal to 6% of contributions that have been withdrawn if such contributions were made in the current and five prior contract years.

                             o IRAs under series 100 and 200: -- 6% of the amount withdrawn, generally declining for the first through 12th contract years. The total of all withdrawal charges may not exceed 8% of all contributions made during a specified period before the withdrawal is made.

                             o There is no charge in any contract year (after the third contract year or age 59-1/2 in series 100 and 200 IRA, however, we currently waive this restriction) in which the amount withdrawn does not exceed 10% of your account value at the time of your withdrawal request minus prior withdrawals in that contract year. Under certain circumstances the withdrawal charge will not apply. The circumstances are discussed in "Charges and expenses" later in this prospectus.

                             -------------------------------------------------------------------------------------------------------
                             The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each
                             12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
                             -------------------------------------------------------------------------------------------------------
                             o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                             o We deduct a $350 annuity administrative fee from amounts applied to a Variable Immediate Annuity payout option. This option is described in a separate prospectus that is available from your financial professional

                             o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee table" later in this prospectus for details.
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Annuitant issue ages         0-83
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                                    EQUI-VEST(SM) at a glance -- key features 11

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. MAXIMUM EXPENSE LIMITATIONS APPLY TO CERTAIN VARIABLE INVESTMENT OPTIONS, AND RIGHTS ARE RESERVED TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. ALSO, ALL FEATURES OF THE CONTRACT, INCLUDING ALL VARIABLE INVESTMENT OPTIONS, ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD. (SEE "SELECTING YOUR INVESTMENT METHOD" LATER IN THIS PROSPECTUS).


For more detailed information we urge you to read the contents of this prospectus, as well as your contract. This prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.



OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same Selling broker-dealer. Some Selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the Selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some Selling broker-dealers may limit their clients from purchasing some optional benefits based upon the client's age.


12 EQUI-VEST(SM) at a glance -- key features

Fee table

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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

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Charges we deduct from your account value at the time you request certain transactions
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Maximum withdrawal charge as a percentage of contributions withdrawn or amounts withdrawn depending on the contract and series (deducted if you surren-
der your contract or make certain withdrawals).(1)                                         6.00%

Charge for third-party transfer or exchange                                                series 100 and 200: None
                                                                                           series 300, 400 and 500: $65 maximum
                                                                                           for each occur-
                                                                                           rence; currently $25 for each
                                                                                           occurrence.

Charge if you elect a Variable Immediate Annuity payout option (which is described         $350
in a separate prospectus for that option)
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Charges we deduct from your account value on each contract date anniversary
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Maximum annual administrative charge:                                                      $65 ($30 current)(2)

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.


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Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
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                              EQ/AllianceBernstein Common
                              Stock and
Separate account              EQ/Money Market Options              All other Variable Investment Options
                              -----------------------------------  ------------------------------------
annual expenses:                  series 100        series 200        series 100           series 200
                              ----------------- -----------------  --------------       --------------
Maximum mortality and               0.65%             1.24%            0.50%                1.09%
expense risks(3)                 (currently        (currently
                                    0.56%)            1.15%)

Maximum other expenses              0.84%             0.25%            0.84%                0.25%
                                   -------           -------          ------                ------
Maximum total Separate              1.49%             1.49%            1.34%                1.34%
                                   =======           =======          ======                ======
Account A annual expenses(5)    (currently         (currently
                                  1.40%)             1.40%)


Separate account              All other Variable Investment Options
                              -------------------------------------------------------------------
annual expenses:                  series 300         series 400              series 500
                              ----------------- ------------------------ ----------------
Maximum mortality and                1.10%             1.75%                   1.75%
expense risks(3)                                    (currently              (currently
                                                       1.10%)                 1.20%)
                                     0.25%            0.25%
                                  (currently       (currently
Maximum other expenses             0.24%)(4)         0.24%)(4)                0.25%
                               ----------------  -----------------       ---------------

Maximum total Separate               1.35%            2.00%                   2.00%
Account A annual expenses(5)  =================  =================       ===============
                                   (currently       (currently              (currently
                                    1.34%)(4)        1.34%)(4)                1.45%)
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You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you areusing. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the invest- ment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.

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Portfolio operating expenses expressed as an annual percentage of daily net assets
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Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted             Lowest     Highest
from portfolio assets including management fees, 12b-1 fees, service fees, and/or          ------     ------
other expenses)(6)                                                                         0.38%      3.71%


                                                                    Fee table 13

This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.




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                                                         Manage-
                                                          ment       12b-1       Other
 Portfolio Name                                          Fees(7)     Fees(8)   Expenses(9)
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AXA Premier VIP Trust:
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AXA Aggressive Allocation                                 0.10%      0.25%     0.17%
AXA Conservative Allocation                               0.10%      0.25%     0.21%
AXA Conservative-Plus Allocation                          0.10%      0.25%     0.19%
AXA Moderate Allocation                                   0.10%        --      0.17%
AXA Moderate-Plus Allocation                              0.10%      0.25%     0.17%
Multimanager Aggressive Equity                            0.60%        --      0.19%
Multimanager Core Bond                                    0.58%      0.25%     0.18%
Multimanager Health Care                                  1.20%      0.25%     0.23%
Multimanager High Yield                                   0.57%        --      0.19%
Multimanager International Equity                         1.00%      0.25%     0.23%
Multimanager Large Cap Core Equity                        0.89%      0.25%     0.21%
Multimanager Large Cap Growth                             0.90%      0.25%     0.22%
Multimanager Large Cap Value                              0.87%      0.25%     0.20%
Multimanager Mid Cap Growth                               1.10%      0.25%     0.20%
Multimanager Mid Cap Value                                1.09%      0.25%     0.20%
Multimanager Small Cap Growth                             1.05%      0.25%     0.27%
Multimanager Small Cap Value                              1.03%      0.25%     0.18%
Multimanager Technology                                   1.20%      0.25%     0.22%
Target 2015 Allocation                                    0.10%      0.25%     1.71%
Target 2025 Allocation                                    0.10%      0.25%     1.41%
Target 2035 Allocation                                    0.10%      0.25%     2.38%
Target 2045 Allocation                                    0.10%      0.25%     2.81%
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EQ Advisors Trust:
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EQ/AllianceBernstein Common Stock                         0.47%        --      0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%        --      0.13%
EQ/AllianceBernstein International                        0.71%        --      0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%      0.25%     0.13%
EQ/AllianceBernstein Quality Bond                         0.50%        --      0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%        --      0.13%
EQ/AllianceBernstein Value                                0.59%        --      0.12%
EQ/Ariel Appreciation II                                  0.75%      0.25%     0.26%
EQ/AXA Rosenberg Value Long/Short Equity                  1.40%      0.25%     1.91%
EQ/BlackRock Basic Value Equity                           0.55%      0.25%     0.13%
EQ/BlackRock International Value                          0.81%      0.25%     0.19%
EQ/Boston Advisors Equity Income                          0.75%      0.25%     0.14%
EQ/Calvert Socially Responsible                           0.65%      0.25%     0.23%
EQ/Capital Guardian Growth                                0.65%      0.25%     0.14%
EQ/Capital Guardian Research                              0.63%      0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%      0.25%     0.16%
EQ/Davis New York Venture                                 0.85%      0.25%     0.18%
EQ/Equity 500 Index                                       0.25%        --      0.13%
EQ/Evergreen International Bond                           0.70%      0.25%     0.17%
EQ/Evergreen Omega                                        0.65%      0.25%     0.25%
EQ/FI Mid Cap                                             0.68%      0.25%     0.13%
EQ/Franklin Income                                        0.90%      0.25%     0.15%
EQ/Franklin Small Cap Value                               0.90%      0.25%     0.18%
EQ/Franklin Templeton Founding Strategy                   0.05%      0.25%     0.22%
EQ/GAMCO Mergers and Acquisitions                         0.90%      0.25%     0.19%
EQ/GAMCO Small Company Value                              0.76%      0.25%     0.12%
EQ/International Core PLUS                                0.60%      0.25%     0.30%
EQ/International Growth                                   0.85%      0.25%     0.27%
EQ/JPMorgan Core Bond                                     0.43%      0.25%     0.13%
EQ/JPMorgan Value Opportunities                           0.60%      0.25%     0.14%
EQ/Large Cap Core PLUS                                    0.50%      0.25%     0.25%
EQ/Large Cap Growth PLUS                                  0.50%      0.25%     0.24%
EQ/Legg Mason Value Equity                                0.65%      0.25%     0.17%


                                                                           Total
                                                           Acquired       Annual                        Net
                                                             Fund        Expenses    Fee Waiv-        Annual
                                                           Fees and       (Before   ers and/or       Expenses
                                                           Expenses       Expense     Expense         (After
                                                         (Underlying      Limita-   Reimburse-       Expense
Portfolio Name                                          Portfolios)(10)   tions)     ments(11)     Limitations)
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AXA Premier VIP Trust:
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AXA Aggressive Allocation                                 0.92%             1.44%      (0.17)%        1.27%
AXA Conservative Allocation                               0.69%             1.25%      (0.21)%        1.04%
AXA Conservative-Plus Allocation                          0.76%             1.30%      (0.19)%        1.11%
AXA Moderate Allocation                                   0.82%             1.09%      (0.17)%        0.92%
AXA Moderate-Plus Allocation                              0.86%             1.38%      (0.17)%        1.21%
Multimanager Aggressive Equity                              --              0.79%          -          0.79%
Multimanager Core Bond                                      --              1.01%      (0.01)%        1.00%
Multimanager Health Care                                    --              1.68%       0.00%         1.68%
Multimanager High Yield                                     --              0.76%          -          0.76%
Multimanager International Equity                           --              1.48%       0.00%         1.48%
Multimanager Large Cap Core Equity                          --              1.35%       0.00%         1.35%
Multimanager Large Cap Growth                               --              1.37%      (0.02)%        1.35%
Multimanager Large Cap Value                                --              1.32%       0.00%         1.32%
Multimanager Mid Cap Growth                                 --              1.55%       0.00%         1.55%
Multimanager Mid Cap Value                                  --              1.54%       0.00%         1.54%
Multimanager Small Cap Growth                               --              1.57%      (0.02)%        1.55%
Multimanager Small Cap Value                                --              1.46%       0.00%         1.46%
Multimanager Technology                                   0.01%             1.68%       0.00%         1.68%
Target 2015 Allocation                                    0.55%             2.61%      (1.46)%        1.15%
Target 2025 Allocation                                    0.55%             2.31%      (1.16)%        1.15%
Target 2035 Allocation                                    0.55%             3.28%      (2.13)%        1.15%
Target 2045 Allocation                                    0.55%             3.71%      (2.56)%        1.15%
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EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           --              0.60%         --          0.60%
EQ/AllianceBernstein Intermediate Government Securities     --              0.63%         --          0.63%
EQ/AllianceBernstein International                          --              0.89%      (0.04)%        0.85%
EQ/AllianceBernstein Large Cap Growth                       --              1.28%      (0.23)%        1.05%
EQ/AllianceBernstein Quality Bond                           --              0.64%         --          0.64%
EQ/AllianceBernstein Small Cap Growth                       --              0.87%         --          0.87%
EQ/AllianceBernstein Value                                  --              0.71%      (0.01)%        0.70%
EQ/Ariel Appreciation II                                    --              1.26%      (0.11)%        1.15%
EQ/AXA Rosenberg Value Long/Short Equity                    --              3.56%       0.00%         3.56%
EQ/BlackRock Basic Value Equity                             --              0.93%       0.00%         0.93%
EQ/BlackRock International Value                            --              1.25%       0.00%         1.25%
EQ/Boston Advisors Equity Income                            --              1.14%      (0.09)%        1.05%
EQ/Calvert Socially Responsible                             --              1.13%      (0.08)%        1.05%
EQ/Capital Guardian Growth                                0.01%             1.05%      (0.09)%        0.96%
EQ/Capital Guardian Research                                --              1.01%      (0.06)%        0.95%
EQ/Caywood-Scholl High Yield Bond                           --              1.01%      (0.01)%        1.00%
EQ/Davis New York Venture                                   --              1.28%       0.00%         1.28%
EQ/Equity 500 Index                                         --              0.38%         --          0.38%
EQ/Evergreen International Bond                             --              1.12%       0.00%         1.12%
EQ/Evergreen Omega                                          --              1.15%       0.00%         1.15%
EQ/FI Mid Cap                                               --              1.06%      (0.06)%        1.00%
EQ/Franklin Income                                          --              1.30%       0.00%         1.30%
EQ/Franklin Small Cap Value                                 --              1.33%      (0.03)%        1.30%
EQ/Franklin Templeton Founding Strategy                   1.05%             1.57%      (0.12)%        1.45%(12)
EQ/GAMCO Mergers and Acquisitions                           --              1.34%       0.00%         1.34%
EQ/GAMCO Small Company Value                                --              1.13%       0.00%         1.13%
EQ/International Core PLUS                                0.04%             1.19%      (0.05)%        1.14%
EQ/International Growth                                     --              1.37%       0.00%         1.37%
EQ/JPMorgan Core Bond                                       --              0.81%       0.00%         0.81%
EQ/JPMorgan Value Opportunities                             --              0.99%      (0.04)%        0.95%
EQ/Large Cap Core PLUS                                    0.02%             1.02%      (0.05)%        0.97%
EQ/Large Cap Growth PLUS                                  0.02%             1.01%      (0.04)%        0.97%
EQ/Legg Mason Value Equity                                  --              1.07%      (0.07)%        1.00%
------------------------------------------------------------------------------------------------------------------------------------


14 Fee table

--------------------------------------------------------------------------------
                                           Manage-
                                            ment       12b-1       Other
Portfolio Name                            Fees(7)    Fees(8)   Expenses(9)
--------------------------------------------------------------------------------
EQ/Long Term Bond                          0.40%      0.25%       0.13%
EQ/Lord Abbett Growth and Income           0.65%      0.25%       0.16%
EQ/Lord Abbett Large Cap Core              0.65%      0.25%       0.21%
EQ/Lord Abbett Mid Cap Value               0.70%      0.25%       0.15%
EQ/Marsico Focus                           0.85%      0.25%       0.13%
EQ/Mid Cap Value PLUS                      0.55%      0.25%       0.24%
EQ/Money Market                            0.32%        --        0.13%
EQ/Montag & Caldwell Growth                0.75%      0.25%       0.15%
EQ/Mutual Shares                           0.90%      0.25%       0.21%
EQ/Oppenheimer Global                      0.95%      0.25%       0.51%
EQ/Oppenheimer Main Street Opportunity     0.85%      0.25%       0.45%
EQ/Oppenheimer Main Street Small Cap       0.90%      0.25%       0.48%
EQ/PIMCO Real Return                       0.55%      0.25%       0.14%
EQ/Short Duration Bond                     0.43%      0.25%       0.15%
EQ/Small Company Index                     0.25%      0.25%       0.14%
EQ/T. Rowe Price Growth Stock              0.79%      0.25%       0.14%
EQ/Templeton Growth                        0.95%      0.25%       0.20%
EQ/UBS Growth and Income                   0.75%      0.25%       0.16%
EQ/Van Kampen Comstock                     0.65%      0.25%       0.15%
EQ/Van Kampen Emerging Markets Equity      1.11%      0.25%       0.28%
EQ/Van Kampen Mid Cap Growth               0.70%      0.25%       0.15%
EQ/Van Kampen Real Estate                  0.90%      0.25%       0.21%



------------------------------------------------------------------------------------------------
                                                            Total
                                           Acquired        Annual                     Net
                                             Fund          Expenses    Fee Waiv-     Annual
                                           Fees and        (Before    ers and/or    Expenses
                                           Expenses        Expense     Expense      (After
                                         (Underlying       Limita-    Reimburse-    Expense
Portfolio Name                           Portfolios)(10)    tions)     ments(11)   Limitations)
------------------------------------------------------------------------------------------------
EQ/Long Term Bond                          --              0.78%        0.00%      0.78%
EQ/Lord Abbett Growth and Income           --              1.06%       (0.06)%     1.00%
EQ/Lord Abbett Large Cap Core              --              1.11%       (0.11)%     1.00%
EQ/Lord Abbett Mid Cap Value               --              1.10%       (0.05)%     1.05%
EQ/Marsico Focus                           --              1.23%       (0.08)%     1.15%
EQ/Mid Cap Value PLUS                    0.02%             1.06%       (0.04)%     1.02%
EQ/Money Market                            --              0.45%          --       0.45%
EQ/Montag & Caldwell Growth                --              1.15%        0.00%      1.15%
EQ/Mutual Shares                           --              1.36%       (0.06)%     1.30%
EQ/Oppenheimer Global                    0.01%             1.72%       (0.36)%     1.36%
EQ/Oppenheimer Main Street Opportunity   0.01%             1.56%       (0.25)%     1.31%
EQ/Oppenheimer Main Street Small Cap     0.01%             1.64%       (0.33)%     1.31%
EQ/PIMCO Real Return                       --              0.94%       (0.04)%     0.90%
EQ/Short Duration Bond                     --              0.83%        0.00%      0.83%
EQ/Small Company Index                     --              0.64%        0.00%      0.64%
EQ/T. Rowe Price Growth Stock              --              1.18%       (0.03)%     1.15%
EQ/Templeton Growth                        --              1.40%       (0.05)%     1.35%
EQ/UBS Growth and Income                   --              1.16%       (0.11)%     1.05%
EQ/Van Kampen Comstock                     --              1.05%       (0.05)%     1.00%
EQ/Van Kampen Emerging Markets Equity      --              1.64%        0.00%      1.64%
EQ/Van Kampen Mid Cap Growth               --              1.10%       (0.05)%     1.05%
EQ/Van Kampen Real Estate                  --              1.36%       (0.10)%     1.26%
------------------------------------------------------------------------------------------------


Notes:

(1) Important exceptions and limitations may eliminate or reduce this charge. For a complete description of withdrawal charges, please see "Withdrawal Charge" in "Charges and expenses," later in this prospectus.

(2) For series 300, 400 and 500 contracts, during the first two contract years this charge, if it applies, is equal to the lesser of $30 or 2% of your account value, plus any amounts pre viously withdrawn during the contract year. Thereafter, the charge is $30 for each contract year. For series 100 and 200 contracts, the charge is equal to the lesser of $30 or 2% of your account value, plus any amounts previously withdrawn during the contract year.

(3)  A portion of this charge is for providing the death benefit.

(4) For the series 300 and 400 contracts, although the charge is 0.25%, we currently charge 0.24% for all the variable investment options except the AXA Moderate Allocation, Mul timanager Aggressive Equity, EQ/AllianceBernstein Common Stock and the EQ/Money Market options (we reserve the right to increase this charge to 0.25% for all the variable investment options at our discretion). For series 100 and 200 contracts, this charge is for financial accounting and other administrative services relating to the contracts.


(5) For series 100 and 200 contracts, the total Separate Account A annual expenses of the variable investment options and total annual expenses of the Trust when added together are not permitted to exceed an annual rate of 1.75% for the AXA Moderate Allocation, Multimanager Aggressive Equity, EQ/AllianceBernstein Common Stock, and EQ/Money Market options. Without this expense limitation, the total annual expenses deducted from the variable investment option plus the Trust's annual expenses for 2007 would have been 2.43% for the AXA Moderate Allocation option; 2.13% for the Multimanager Aggressive Equity option; 2.00% for the EQ/AllianceBernstein Common Stock option; and 1.85% for the EQ/Money Market option.

(6) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(7) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (11) for any expense limitation agreement information.

(8) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the contract. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.

(9) The amounts shown in "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (11) for any expense limitation agreement information.


(10) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(11) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:


                                                                    Fee table 15

     ---------------------------------------------
     Portfolio Name
     ---------------------------------------------
     Multimanager Aggressive Equity          0.72%
     ---------------------------------------------
     Multimanager Health Care                1.67%
     ---------------------------------------------
     Multimanager Large Cap Core Equity      1.34%
     ---------------------------------------------
     Multimanager Large Cap Growth           1.29%
     ---------------------------------------------
     Multimanager Large Cap Value            1.26%
     ---------------------------------------------
     Multimanager Mid Cap Growth             1.52%
     ---------------------------------------------
     Multimanager Mid Cap Value              1.53%
     ---------------------------------------------
     Multimanager Small Cap Growth           1.35%
     ---------------------------------------------
     Multimanager Small Cap Value            1.45%
     ---------------------------------------------
     Multimanager Technology                 1.67%
     ---------------------------------------------
     EQ/AllianceBernstein Common Stock       0.59%
     ---------------------------------------------
     EQ/AllianceBernstein Large Cap Growth   1.03%
     ---------------------------------------------
     EQ/AllianceBernstein Small Cap Growth   0.86%
     ---------------------------------------------
     EQ/AllianceBernstein Value              0.62%
     ---------------------------------------------
     EQ/Ariel Appreciation II                1.09%
     ---------------------------------------------
     EQ/BlackRock Basic Value Equity         0.92%
     ---------------------------------------------
     EQ/Davis New York Venture               1.25%
     ---------------------------------------------
     EQ/Evergreen Omega                      1.12%
     ---------------------------------------------
     EQ/GAMCO Mergers and Acquisitions       1.33%
     ---------------------------------------------
     EQ/GAMCO Small Company Value            1.10%
     ---------------------------------------------
     EQ/International Core PLUS              1.05%
     ---------------------------------------------
     EQ/Large Cap Core PLUS                  0.83%
     ---------------------------------------------
     EQ/Large Cap Growth PLUS                0.82%
     ---------------------------------------------
     EQ/Legg Mason Value Equity              0.97%
     ---------------------------------------------
     EQ/Lord Abbett Growth and Income        0.98%
     ---------------------------------------------
     EQ/Lord Abbett Large Cap Core           0.99%
     ---------------------------------------------
     EQ/Lord Abbett Mid Cap Value            1.04%
     ---------------------------------------------
     EQ/Mid Cap Value PLUS                   0.81%
     ---------------------------------------------
     EQ/Montag & Caldwell Growth             1.13%
     ---------------------------------------------
     EQ/T. Rowe Price Growth Stock           0.87%
     ---------------------------------------------
     EQ/UBS Growth and Income                1.04%
     ---------------------------------------------
     EQ/Van Kampen Comstock                  0.99%
     ---------------------------------------------
     EQ/Van Kampen Mid Cap Growth            1.04%
     ---------------------------------------------




(12) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and adminis tration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLES

These examples are intended to help you compare the cost of investing in each type of series contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectus for each Trust.


The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2007, which results in an estimated annual charge of 0.0643% of contract value.


The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, the third party transfer or exchange charge, and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus (except the annual administrative charge which is described above); (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) there is no waiver of the withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


16 Fee table

EQUI-VEST(SM) SERIES 100 AND 200 CONTRACTS --
FOR IRA CONTRACTS


------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                 of the applicable time period
                                                           1 year     3 years   5 years     10 years
------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  849     $1,487     $2,150      $3,600
AXA Conservative Allocation                                $  830     $1,431     $2,058      $3,416
AXA Conservative-Plus Allocation                           $  835     $1,446     $2,083      $3,465
AXA Moderate Allocation                                    $  747     $1,181     $1,642      $2,558
AXA Moderate-Plus Allocation                               $  843     $1,469     $2,121      $3,542
Multimanager Aggressive Equity                             $  747     $1,181     $1,642      $2,558
Multimanager Core Bond                                     $  807     $1,360     $1,941      $3,178
Multimanager Health Care                                   $  873     $1,557     $2,266      $3,827
Multimanager High Yield                                    $  782     $1,286     $1,817      $2,925
Multimanager International Equity                          $  853     $1,499     $2,170      $3,638
Multimanager Large Cap Core Equity                         $  840     $1,460     $2,107      $3,513
Multimanager Large Cap Growth                              $  842     $1,466     $2,116      $3,533
Multimanager Large Cap Value                               $  837     $1,452     $2,092      $3,484
Multimanager Mid Cap Growth                                $  860     $1,519     $2,203      $3,705
Multimanager Mid Cap Value                                 $  859     $1,516     $2,199      $3,695
Multimanager Small Cap Growth                              $  862     $1,525     $2,213      $3,724
Multimanager Small Cap Value                               $  851     $1,493     $2,160      $3,619
Multimanager Technology                                    $  873     $1,557     $2,266      $3,827
Target 2015 Allocation                                     $  965     $1,827     $2,701      $4,657
Target 2025 Allocation                                     $  936     $1,740     $2,563      $4,398
Target 2035 Allocation                                     $1,032     $2,017     $3,004      $5,206
Target 2045 Allocation                                     $1,075     $2,138     $3,194      $5,539
---------------------------------------------------------  ------     ------     ------      ------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  747     $1,181     $1,642      $2,558
EQ/AllianceBernstein Intermediate Government Securities    $  769     $1,247     $1,752      $2,790
EQ/AllianceBernstein International                         $  795     $1,324     $1,882      $3,057
EQ/AllianceBernstein Large Cap Growth                      $  833     $1,440     $2,073      $3,445
EQ/AllianceBernstein Quality Bond                          $  770     $1,250     $1,757      $2,801
EQ/AllianceBernstein Small Cap Growth                      $  793     $1,318     $1,872      $3,037
EQ/AllianceBernstein Value                                 $  777     $1,271     $1,792      $2,873
EQ/Ariel Appreciation II                                   $  831     $1,434     $2,063      $3,426
EQ/AXA Rosenberg Value Long/Short Equity                   $1,060     $2,096     $3,128      $5,425
EQ/BlackRock Basic Value Equity                            $  799     $1,336     $1,901      $3,098
EQ/BlackRock International Value                           $  830     $1,431     $2,058      $3,416
EQ/Boston Advisors Equity Income                           $  820     $1,398     $2,005      $3,308
EQ/Calvert Socially Responsible                            $  819     $1,395     $2,000      $3,298
EQ/Capital Guardian Growth                                 $  811     $1,372     $1,960      $3,218
EQ/Capital Guardian Research                               $  807     $1,360     $1,941      $3,178
EQ/Caywood-Scholl High Yield Bond                          $  807     $1,360     $1,941      $3,178
EQ/Davis New York Venture                                  $  833     $1,440     $2,073      $3,445
EQ/Equity 500 Index                                        $  744     $1,172     $1,626      $2,526
EQ/Evergreen International Bond                            $  818     $1,392     $1,995      $3,288
EQ/Evergreen Omega                                         $  821     $1,401     $2,009      $3,318



 ---------------------------------------------------------------------------------------------------------------------------
                                                                                                         If you do not
                                                                                                          surrender your
                                                                                                        contract at the end
                                                                                                               of
                                                              If you annuitize at the end of the       the applicable time
                                                                   applicable time period(1)                 period
                                                           -----------------------------------------------------------------
                                                           1 year    3 years    5 years    10 years    1 year    3 years
AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,487     $2,150      $3,600      $298     $  914
AXA Conservative Allocation                                 N/A       $1,431     $2,058      $3,416      $279     $  854
AXA Conservative-Plus Allocation                            N/A       $1,446     $2,083      $3,465      $284     $  870
AXA Moderate Allocation                                     N/A       $1,181     $1,642      $2,558      $190     $  589
AXA Moderate-Plus Allocation                                N/A       $1,469     $2,121      $3,542      $292     $  895
Multimanager Aggressive Equity                              N/A       $1,181     $1,642      $2,558      $190     $  589
Multimanager Core Bond                                      N/A       $1,360     $1,941      $3,178      $253     $  779
Multimanager Health Care                                    N/A       $1,557     $2,266      $3,827      $324     $  988
Multimanager High Yield                                     N/A       $1,286     $1,817      $2,925      $227     $  700
Multimanager International Equity                           N/A       $1,499     $2,170      $3,638      $303     $  926
Multimanager Large Cap Core Equity                          N/A       $1,460     $2,107      $3,513      $289     $  885
Multimanager Large Cap Growth                               N/A       $1,466     $2,116      $3,533      $291     $  892
Multimanager Large Cap Value                                N/A       $1,452     $2,092      $3,484      $286     $  876
Multimanager Mid Cap Growth                                 N/A       $1,519     $2,203      $3,705      $310     $  948
Multimanager Mid Cap Value                                  N/A       $1,516     $2,199      $3,695      $309     $  945
Multimanager Small Cap Growth                               N/A       $1,525     $2,213      $3,724      $312     $  954
Multimanager Small Cap Value                                N/A       $1,493     $2,160      $3,619      $301     $  920
Multimanager Technology                                     N/A       $1,557     $2,266      $3,827      $324     $  988
Target 2015 Allocation                                      N/A       $1,827     $2,701      $4,657      $421     $1,274
Target 2025 Allocation                                      N/A       $1,740     $2,563      $4,398      $390     $1,182
Target 2035 Allocation                                      N/A       $2,017     $3,004      $5,206      $492     $1,476
Target 2045 Allocation                                      N/A       $2,138     $3,194      $5,539      $537     $1,604
---------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,181     $1,642      $2,558      $190     $  589
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,247     $1,752      $2,790      $213     $  659
EQ/AllianceBernstein International                          N/A       $1,324     $1,882      $3,057      $241     $  741
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,440     $2,073      $3,445      $282     $  864
EQ/AllianceBernstein Quality Bond                           N/A       $1,250     $1,757      $2,801      $215     $  662
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,318     $1,872      $3,037      $239     $  735
EQ/AllianceBernstein Value                                  N/A       $1,271     $1,792      $2,873      $222     $  684
EQ/Ariel Appreciation II                                    N/A       $1,434     $2,063      $3,426      $280     $  857
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,096     $3,128      $5,425      $521     $1,559
EQ/BlackRock Basic Value Equity                             N/A       $1,336     $1,901      $3,098      $245     $  754
EQ/BlackRock International Value                            N/A       $1,431     $2,058      $3,416      $279     $  854
EQ/Boston Advisors Equity Income                            N/A       $1,398     $2,005      $3,308      $267     $  820
EQ/Calvert Socially Responsible                             N/A       $1,395     $2,000      $3,298      $266     $  817
EQ/Capital Guardian Growth                                  N/A       $1,372     $1,960      $3,218      $258     $  791
EQ/Capital Guardian Research                                N/A       $1,360     $1,941      $3,178      $253     $  779
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,360     $1,941      $3,178      $253     $  779
EQ/Davis New York Venture                                   N/A       $1,440     $2,073      $3,445      $282     $  864
EQ/Equity 500 Index                                         N/A       $1,172     $1,626      $2,526      $187     $  579
EQ/Evergreen International Bond                             N/A       $1,392     $1,995      $3,288      $265     $  813
EQ/Evergreen Omega                                          N/A       $1,401     $2,009      $3,318      $268     $  823



----------------------------------------------------------------------------------
                                                              If you do not
                                                             surrender your
                                                           contract at the end of
                                                           the applicable time
                                                                  period
----------------------------------------------------------------------------------
                                                           5 years    10 years
AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------
AXA Aggressive Allocation                                   $1,554     $3,270
AXA Conservative Allocation                                 $1,456     $3,080
AXA Conservative-Plus Allocation                            $1,482     $3,130
AXA Moderate Allocation                                     $1,013     $2,192
AXA Moderate-Plus Allocation                                $1,523     $3,211
Multimanager Aggressive Equity                              $1,013     $2,192
Multimanager Core Bond                                      $1,331     $2,834
Multimanager Health Care                                    $1,676     $3,506
Multimanager High Yield                                     $1,199     $2,571
Multimanager International Equity                           $1,574     $3,310
Multimanager Large Cap Core Equity                          $1,507     $3,181
Multimanager Large Cap Growth                               $1,518     $3,201
Multimanager Large Cap Value                                $1,492     $3,150
Multimanager Mid Cap Growth                                 $1,610     $3,379
Multimanager Mid Cap Value                                  $1,605     $3,369
Multimanager Small Cap Growth                               $1,620     $3,399
Multimanager Small Cap Value                                $1,564     $3,290
Multimanager Technology                                     $1,676     $3,506
Target 2015 Allocation                                      $2,140     $4,365
Target 2025 Allocation                                      $1,992     $4,097
Target 2035 Allocation                                      $2,462     $4,934
Target 2045 Allocation                                      $2,664     $5,279
----------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           $1,013     $2,192
EQ/AllianceBernstein Intermediate Government Securities     $1,130     $2,432
EQ/AllianceBernstein International                          $1,268     $2,709
EQ/AllianceBernstein Large Cap Growth                       $1,471     $3,110
EQ/AllianceBernstein Quality Bond                           $1,136     $2,443
EQ/AllianceBernstein Small Cap Growth                       $1,257     $2,688
EQ/AllianceBernstein Value                                  $1,173     $2,518
EQ/Ariel Appreciation II                                    $1,461     $3,090
EQ/AXA Rosenberg Value Long/Short Equity                    $2,594     $5,160
EQ/BlackRock Basic Value Equity                             $1,289     $2,751
EQ/BlackRock International Value                            $1,456     $3,080
EQ/Boston Advisors Equity Income                            $1,399     $2,968
EQ/Calvert Socially Responsible                             $1,393     $2,958
EQ/Capital Guardian Growth                                  $1,352     $2,875
EQ/Capital Guardian Research                                $1,331     $2,834
EQ/Caywood-Scholl High Yield Bond                           $1,331     $2,834
EQ/Davis New York Venture                                   $1,471     $3,110
EQ/Equity 500 Index                                         $  997     $2,159
EQ/Evergreen International Bond                             $1,388     $2,947
EQ/Evergreen Omega                                          $1,404     $2,978
----------------------------------------------------------------------------------


                                                                    Fee table 17

----------------------------------------------------------------------------------------------------------------------------------
                                           If you surrender your contract at the end
                                                            of the                        If you annuitize at the end of the
                                                    applicable time period                     applicable time period(1)
                                         -----------------------------------------------------------------------------------------
                                           1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $812     $1,375     $1,965      $3,228     N/A       $1,375     $1,965      $3,228
EQ/Franklin Income                           $835     $1,446     $2,083      $3,465     N/A       $1,446     $2,083      $3,465
EQ/Franklin Small Cap Value                  $838     $1,454     $2,097      $3,494     N/A       $1,454     $2,097      $3,494
EQ/Franklin Templeton Founding Strategy      $862     $1,525     $2,213      $3,724     N/A       $1,525     $2,213      $3,724
EQ/GAMCO Mergers and Acquisitions            $839     $1,457     $2,102      $3,504     N/A       $1,457     $2,102      $3,504
EQ/GAMCO Small Company Value                 $819     $1,395     $2,000      $3,298     N/A       $1,395     $2,000      $3,298
EQ/International Core PLUS                   $825     $1,413     $2,029      $3,357     N/A       $1,413     $2,029      $3,357
EQ/International Growth                      $842     $1,466     $2,116      $3,533     N/A       $1,466     $2,116      $3,533
EQ/JPMorgan Core Bond                        $787     $1,300     $1,842      $2,976     N/A       $1,300     $1,842      $2,976
EQ/JPMorgan Value Opportunities              $805     $1,354     $1,931      $3,158     N/A       $1,354     $1,931      $3,158
EQ/Large Cap Core PLUS                       $808     $1,363     $1,946      $3,188     N/A       $1,363     $1,946      $3,188
EQ/Large Cap Growth PLUS                     $807     $1,360     $1,941      $3,178     N/A       $1,360     $1,941      $3,178
EQ/Legg Mason Value Equity                   $813     $1,378     $1,970      $3,238     N/A       $1,378     $1,970      $3,238
EQ/Long Term Bond                            $784     $1,291     $1,827      $2,945     N/A       $1,291     $1,827      $2,945
EQ/Lord Abbett Growth and Income             $812     $1,375     $1,965      $3,228     N/A       $1,375     $1,965      $3,228
EQ/Lord Abbett Large Cap Core                $817     $1,390     $1,990      $3,278     N/A       $1,390     $1,990      $3,278
EQ/Lord Abbett Mid Cap Value                 $816     $1,387     $1,985      $3,268     N/A       $1,387     $1,985      $3,268
EQ/Marsico Focus                             $828     $1,425     $2,048      $3,396     N/A       $1,425     $2,048      $3,396
EQ/Mid Cap Value PLUS                        $812     $1,375     $1,965      $3,228     N/A       $1,375     $1,965      $3,228
EQ/Money Market                              $747     $1,181     $1,642      $2,558     N/A       $1,181     $1,642      $2,558
EQ/Montag & Caldwell Growth                  $821     $1,401     $2,009      $3,318     N/A       $1,401     $2,009      $3,318
EQ/Mutual Shares                             $841     $1,463     $2,112      $3,523     N/A       $1,463     $2,112      $3,523
EQ/Oppenheimer Global                        $877     $1,569     $2,285      $3,865     N/A       $1,569     $2,285      $3,865
EQ/Oppenheimer Main Street Opportunity       $861     $1,522     $2,208      $3,714     N/A       $1,522     $2,208      $3,714
EQ/Oppenheimer Main Street Small Cap         $869     $1,546     $2,247      $3,790     N/A       $1,546     $2,247      $3,790
EQ/PIMCO Real Return                         $800     $1,339     $1,906      $3,108     N/A       $1,339     $1,906      $3,108
EQ/Short Duration Bond                       $789     $1,306     $1,852      $2,996     N/A       $1,306     $1,852      $2,996
EQ/Small Company Index                       $770     $1,250     $1,757      $2,801     N/A       $1,250     $1,757      $2,801
EQ/T. Rowe Price Growth Stock                $824     $1,410     $2,024      $3,347     N/A       $1,410     $2,024      $3,347
EQ/Templeton Growth                          $845     $1,475     $2,131      $3,562     N/A       $1,475     $2,131      $3,562
EQ/UBS Growth and Income                     $822     $1,404     $2,014      $3,328     N/A       $1,404     $2,014      $3,328
EQ/Van Kampen Comstock                       $811     $1,372     $1,960      $3,218     N/A       $1,372     $1,960      $3,218
EQ/Van Kampen Emerging Markets Equity        $869     $1,546     $2,247      $3,790     N/A       $1,546     $2,247      $3,790
EQ/Van Kampen Mid Cap Growth                 $816     $1,387     $1,985      $3,268     N/A       $1,387     $1,985      $3,268
EQ/Van Kampen Real Estate                    $841     $1,463     $2,112      $3,523     N/A       $1,463     $2,112      $3,523
----------------------------------------------------------------------------------------------------------------------------------



                                           If you do not surrender your contract at
                                                          the end of
                                                  the applicable time period
                                           ------------------------------------------
                                            1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $259     $  795     $1,357     $2,886
EQ/Franklin Income                           $284     $  870     $1,482     $3,130
EQ/Franklin Small Cap Value                  $287     $  879     $1,497     $3,161
EQ/Franklin Templeton Founding Strategy      $312     $  954     $1,620     $3,399
EQ/GAMCO Mergers and Acquisitions            $288     $  882     $1,502     $3,171
EQ/GAMCO Small Company Value                 $266     $  817     $1,393     $2,958
EQ/International Core PLUS                   $272     $  835     $1,425     $3,019
EQ/International Growth                      $291     $  892     $1,518     $3,201
EQ/JPMorgan Core Bond                        $232     $  716     $1,226     $2,624
EQ/JPMorgan Value Opportunities              $251     $  773     $1,320     $2,813
EQ/Large Cap Core PLUS                       $254     $  782     $1,336     $2,844
EQ/Large Cap Growth PLUS                     $253     $  779     $1,331     $2,834
EQ/Legg Mason Value Equity                   $260     $  798     $1,362     $2,896
EQ/Long Term Bond                            $229     $  706     $1,210     $2,593
EQ/Lord Abbett Growth and Income             $259     $  795     $1,357     $2,886
EQ/Lord Abbett Large Cap Core                $264     $  810     $1,383     $2,937
EQ/Lord Abbett Mid Cap Value                 $263     $  807     $1,378     $2,927
EQ/Marsico Focus                             $276     $  848     $1,445     $3,060
EQ/Mid Cap Value PLUS                        $259     $  795     $1,357     $2,886
EQ/Money Market                              $190     $  589     $1,013     $2,192
EQ/Montag & Caldwell Growth                  $268     $  823     $1,404     $2,978
EQ/Mutual Shares                             $290     $  889     $1,513     $3,191
EQ/Oppenheimer Global                        $328     $1,001     $1,697     $3,544
EQ/Oppenheimer Main Street Opportunity       $311     $  951     $1,615     $3,389
EQ/Oppenheimer Main Street Small Cap         $319     $  976     $1,656     $3,467
EQ/PIMCO Real Return                         $246     $  757     $1,294     $2,761
EQ/Short Duration Bond                       $234     $  722     $1,236     $2,645
EQ/Small Company Index                       $215     $  662     $1,136     $2,443
EQ/T. Rowe Price Growth Stock                $271     $  832     $1,419     $3,009
EQ/Templeton Growth                          $294     $  901     $1,533     $3,231
EQ/UBS Growth and Income                     $269     $  826     $1,409     $2,988
EQ/Van Kampen Comstock                       $258     $  791     $1,352     $2,875
EQ/Van Kampen Emerging Markets Equity        $319     $  976     $1,656     $3,467
EQ/Van Kampen Mid Cap Growth                 $263     $  807     $1,378     $2,927
EQ/Van Kampen Real Estate                    $290     $  889     $1,513     $3,191
-------------------------------------------------------------------------------------




(1) Please see "When withdrawal charges do not apply" in "Charges and expenses" later in this prospectus for more information on withdrawal charge waivers upon annuitization.


18 Fee table

EQUI-VEST(SM) SERIES 100 AND 200 CONTRACTS --
FOR NQ CONTRACTS




-------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                 of the applicable time period
                                                           1 year     3 years    5 years    10 years
-------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
-------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  849     $1,487     $2,150      $3,270
AXA Conservative Allocation                                $  830     $1,431     $2,056      $3,080
AXA Conservative-Plus Allocation                           $  835     $1,446     $2,082      $3,130
AXA Moderate Allocation                                    $  747     $1,181     $1,613      $2,192
AXA Moderate-Plus Allocation                               $  843     $1,469     $2,121      $3,211
Multimanager Aggressive Equity                             $  747     $1,181     $1,613      $2,192
Multimanager Core Bond                                     $  807     $1,360     $1,931      $2,834
Multimanager Health Care                                   $  873     $1,557     $2,266      $3,506
Multimanager High Yield                                    $  782     $1,286     $1,799      $2,571
Multimanager International Equity                          $  853     $1,499     $2,170      $3,310
Multimanager Large Cap Core Equity                         $  840     $1,460     $2,107      $3,181
Multimanager Large Cap Growth                              $  842     $1,466     $2,116      $3,201
Multimanager Large Cap Value                               $  837     $1,452     $2,092      $3,150
Multimanager Mid Cap Growth                                $  860     $1,519     $2,203      $3,379
Multimanager Mid Cap Value                                 $  859     $1,516     $2,199      $3,369
Multimanager Small Cap Growth                              $  862     $1,525     $2,213      $3,399
Multimanager Small Cap Value                               $  851     $1,493     $2,160      $3,290
Multimanager Technology                                    $  873     $1,557     $2,266      $3,506
Target 2015 Allocation                                     $  965     $1,827     $2,701      $4,365
Target 2025 Allocation                                     $  936     $1,740     $2,563      $4,097
Target 2035 Allocation                                     $1,032     $2,017     $3,004      $4,934
Target 2045 Allocation                                     $1,075     $2,138     $3,194      $5,279
-------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  747     $1,181     $1,613      $2,192
EQ/AllianceBernstein Intermediate Government Securities    $  769     $1,247     $1,730      $2,432
EQ/AllianceBernstein International                         $  795     $1,324     $1,868      $2,709
EQ/AllianceBernstein Large Cap Growth                      $  833     $1,440     $2,071      $3,110
EQ/AllianceBernstein Quality Bond                          $  770     $1,250     $1,736      $2,443
EQ/AllianceBernstein Small Cap Growth                      $  793     $1,318     $1,857      $2,688
EQ/AllianceBernstein Value                                 $  777     $1,271     $1,773      $2,518
EQ/Ariel Appreciation II                                   $  831     $1,434     $2,061      $3,090
EQ/AXA Rosenberg Value Long/Short Equity                   $1,060     $2,096     $3,128      $5,160
EQ/BlackRock Basic Value Equity                            $  799     $1,336     $1,889      $2,751
EQ/BlackRock International Value                           $  830     $1,431     $2,056      $3,080
EQ/Boston Advisors Equity Income                           $  820     $1,398     $1,999      $2,968
EQ/Calvert Socially Responsible                            $  819     $1,395     $1,993      $2,958
EQ/Capital Guardian Growth                                 $  811     $1,372     $1,952      $2,875
EQ/Capital Guardian Research                               $  807     $1,360     $1,931      $2,834
EQ/Caywood-Scholl High Yield Bond                          $  807     $1,360     $1,931      $2,834
EQ/Davis New York Venture                                  $  833     $1,440     $2,071      $3,110
EQ/Equity 500 Index                                        $  744     $1,172     $1,597      $2,159
EQ/Evergreen International Bond                            $  818     $1,392     $1,988      $2,947
EQ/Evergreen Omega                                         $  821     $1,401     $2,004      $2,978



                                                                                                         If you do not
                                                                                                         surrender your
                                                                                                     contract at the end of
                                                              If you annuitize at the end of the      the applicable time
                                                                   applicable time period(1)                 period
                                                          -----------------------------------------------------------------
                                                           1 year    3 years    5 years    10 years    1 year    3 years
---------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,487     $2,150      $3,270      $298     $  914
AXA Conservative Allocation                                 N/A       $1,431     $2,056      $3,080      $279     $  854
AXA Conservative-Plus Allocation                            N/A       $1,446     $2,082      $3,130      $284     $  870
AXA Moderate Allocation                                     N/A       $1,181     $1,613      $2,192      $190     $  589
AXA Moderate-Plus Allocation                                N/A       $1,469     $2,121      $3,211      $292     $  895
Multimanager Aggressive Equity                              N/A       $1,181     $1,613      $2,192      $190     $  589
Multimanager Core Bond                                      N/A       $1,360     $1,931      $2,834      $253     $  779
Multimanager Health Care                                    N/A       $1,557     $2,266      $3,506      $324     $  988
Multimanager High Yield                                     N/A       $1,286     $1,799      $2,571      $227     $  700
Multimanager International Equity                           N/A       $1,499     $2,170      $3,310      $303     $  926
Multimanager Large Cap Core Equity                          N/A       $1,460     $2,107      $3,181      $289     $  885
Multimanager Large Cap Growth                               N/A       $1,466     $2,116      $3,201      $291     $  892
Multimanager Large Cap Value                                N/A       $1,452     $2,092      $3,150      $286     $  876
Multimanager Mid Cap Growth                                 N/A       $1,519     $2,203      $3,379      $310     $  948
Multimanager Mid Cap Value                                  N/A       $1,516     $2,199      $3,369      $309     $  945
Multimanager Small Cap Growth                               N/A       $1,525     $2,213      $3,399      $312     $  954
Multimanager Small Cap Value                                N/A       $1,493     $2,160      $3,290      $301     $  920
Multimanager Technology                                     N/A       $1,557     $2,266      $3,506      $324     $  988
Target 2015 Allocation                                      N/A       $1,827     $2,701      $4,365      $421     $1,274
Target 2025 Allocation                                      N/A       $1,740     $2,563      $4,097      $390     $1,182
Target 2035 Allocation                                      N/A       $2,017     $3,004      $4,934      $492     $1,476
Target 2045 Allocation                                      N/A       $2,138     $3,194      $5,279      $537     $1,604
---------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,181     $1,613      $2,192      $190     $  589
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,247     $1,730      $2,432      $213     $  659
EQ/AllianceBernstein International                          N/A       $1,324     $1,868      $2,709      $241     $  741
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,440     $2,071      $3,110      $282     $  864
EQ/AllianceBernstein Quality Bond                           N/A       $1,250     $1,736      $2,443      $215     $  662
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,318     $1,857      $2,688      $239     $  735
EQ/AllianceBernstein Value                                  N/A       $1,271     $1,773      $2,518      $222     $  684
EQ/Ariel Appreciation II                                    N/A       $1,434     $2,061      $3,090      $280     $  857
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,096     $3,128      $5,160      $521     $1,559
EQ/BlackRock Basic Value Equity                             N/A       $1,336     $1,889      $2,751      $245     $  754
EQ/BlackRock International Value                            N/A       $1,431     $2,056      $3,080      $279     $  854
EQ/Boston Advisors Equity Income                            N/A       $1,398     $1,999      $2,968      $267     $  820
EQ/Calvert Socially Responsible                             N/A       $1,395     $1,993      $2,958      $266     $  817
EQ/Capital Guardian Growth                                  N/A       $1,372     $1,952      $2,875      $258     $  791
EQ/Capital Guardian Research                                N/A       $1,360     $1,931      $2,834      $253     $  779
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,360     $1,931      $2,834      $253     $  779
EQ/Davis New York Venture                                   N/A       $1,440     $2,071      $3,110      $282     $  864
EQ/Equity 500 Index                                         N/A       $1,172     $1,597      $2,159      $187     $  579
EQ/Evergreen International Bond                             N/A       $1,392     $1,988      $2,947      $265     $  813
EQ/Evergreen Omega                                          N/A       $1,401     $2,004      $2,978      $268     $  823
---------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------
                                                              If you do not
                                                             surrender your
                                                          contract at the end of
                                                           the applicable time
                                                                  period
                                                        --------------------------
                                                           5 years    10 years
----------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------
AXA Aggressive Allocation                                   $1,554     $3,270
AXA Conservative Allocation                                 $1,456     $3,080
AXA Conservative-Plus Allocation                            $1,482     $3,130
AXA Moderate Allocation                                     $1,013     $2,192
AXA Moderate-Plus Allocation                                $1,523     $3,211
Multimanager Aggressive Equity                              $1,013     $2,192
Multimanager Core Bond                                      $1,331     $2,834
Multimanager Health Care                                    $1,676     $3,506
Multimanager High Yield                                     $1,199     $2,571
Multimanager International Equity                           $1,574     $3,310
Multimanager Large Cap Core Equity                          $1,507     $3,181
Multimanager Large Cap Growth                               $1,518     $3,201
Multimanager Large Cap Value                                $1,492     $3,150
Multimanager Mid Cap Growth                                 $1,610     $3,379
Multimanager Mid Cap Value                                  $1,605     $3,369
Multimanager Small Cap Growth                               $1,620     $3,399
Multimanager Small Cap Value                                $1,564     $3,290
Multimanager Technology                                     $1,676     $3,506
Target 2015 Allocation                                      $2,140     $4,365
Target 2025 Allocation                                      $1,992     $4,097
Target 2035 Allocation                                      $2,462     $4,934
Target 2045 Allocation                                      $2,664     $5,279
----------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           $1,013     $2,192
EQ/AllianceBernstein Intermediate Government Securities     $1,130     $2,432
EQ/AllianceBernstein International                          $1,268     $2,709
EQ/AllianceBernstein Large Cap Growth                       $1,471     $3,110
EQ/AllianceBernstein Quality Bond                           $1,136     $2,443
EQ/AllianceBernstein Small Cap Growth                       $1,257     $2,688
EQ/AllianceBernstein Value                                  $1,173     $2,518
EQ/Ariel Appreciation II                                    $1,461     $3,090
EQ/AXA Rosenberg Value Long/Short Equity                    $2,594     $5,160
EQ/BlackRock Basic Value Equity                             $1,289     $2,751
EQ/BlackRock International Value                            $1,456     $3,080
EQ/Boston Advisors Equity Income                            $1,399     $2,968
EQ/Calvert Socially Responsible                             $1,393     $2,958
EQ/Capital Guardian Growth                                  $1,352     $2,875
EQ/Capital Guardian Research                                $1,331     $2,834
EQ/Caywood-Scholl High Yield Bond                           $1,331     $2,834
EQ/Davis New York Venture                                   $1,471     $3,110
EQ/Equity 500 Index                                         $  997     $2,159
EQ/Evergreen International Bond                             $1,388     $2,947
EQ/Evergreen Omega                                          $1,404     $2,978
----------------------------------------------------------------------------------


                                                                    Fee table 19

                                               If you surrender your contract at
                                                        the end of the                    If you annuitize at the end of the
                                                    applicable time period                     applicable time period(1)
                                           -----------------------------------------------------------------------------------------
                                            1 year    3 years   5 years     10 years   1 year     3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $812     $1,375     $1,957      $2,886     N/A       $1,375     $1,957      $2,886
EQ/Franklin Income                           $835     $1,446     $2,082      $3,130     N/A       $1,446     $2,082      $3,130
EQ/Franklin Small Cap Value                  $838     $1,454     $2,097      $3,161     N/A       $1,454     $2,097      $3,161
EQ/Franklin Templeton Founding Strategy      $862     $1,525     $2,213      $3,399     N/A       $1,525     $2,213      $3,399
EQ/GAMCO Mergers and Acquisitions            $839     $1,457     $2,102      $3,171     N/A       $1,457     $2,102      $3,171
EQ/GAMCO Small Company Value                 $819     $1,395     $1,993      $2,958     N/A       $1,395     $1,993      $2,958
EQ/International Core PLUS                   $825     $1,413     $2,025      $3,019     N/A       $1,413     $2,025      $3,019
EQ/International Growth                      $842     $1,466     $2,116      $3,201     N/A       $1,466     $2,116      $3,201
EQ/JPMorgan Core Bond                        $787     $1,300     $1,826      $2,624     N/A       $1,300     $1,826      $2,624
EQ/JPMorgan Value Opportunities              $805     $1,354     $1,920      $2,813     N/A       $1,354     $1,920      $2,813
EQ/Large Cap Core PLUS                       $808     $1,363     $1,936      $2,844     N/A       $1,363     $1,936      $2,844
EQ/Large Cap Growth PLUS                     $807     $1,360     $1,931      $2,834     N/A       $1,360     $1,931      $2,834
EQ/Legg Mason Value Equity                   $813     $1,378     $1,962      $2,896     N/A       $1,378     $1,962      $2,896
EQ/Long Term Bond                            $784     $1,291     $1,810      $2,593     N/A       $1,291     $1,810      $2,593
EQ/Lord Abbett Growth and Income             $812     $1,375     $1,957      $2,886     N/A       $1,375     $1,957      $2,886
EQ/Lord Abbett Large Cap Core                $817     $1,390     $1,983      $2,937     N/A       $1,390     $1,983      $2,937
EQ/Lord Abbett Mid Cap Value                 $816     $1,387     $1,978      $2,927     N/A       $1,387     $1,978      $2,927
EQ/Marsico Focus                             $828     $1,425     $2,045      $3,060     N/A       $1,425     $2,045      $3,060
EQ/Mid Cap Value PLUS                        $812     $1,375     $1,957      $2,886     N/A       $1,375     $1,957      $2,886
EQ/Money Market                              $747     $1,181     $1,613      $2,192     N/A       $1,181     $1,613      $2,192
EQ/Montag & Caldwell Growth                  $821     $1,401     $2,004      $2,978     N/A       $1,401     $2,004      $2,978
EQ/Mutual Shares                             $841     $1,463     $2,112      $3,191     N/A       $1,463     $2,112      $3,191
EQ/Oppenheimer Global                        $877     $1,569     $2,285      $3,544     N/A       $1,569     $2,285      $3,544
EQ/Oppenheimer Main Street Opportunity       $861     $1,522     $2,208      $3,389     N/A       $1,522     $2,208      $3,389
EQ/Oppenheimer Main Street Small Cap         $869     $1,546     $2,247      $3,467     N/A       $1,546     $2,247      $3,467
EQ/PIMCO Real Return                         $800     $1,339     $1,894      $2,761     N/A       $1,339     $1,894      $2,761
EQ/Short Duration Bond                       $789     $1,306     $1,836      $2,645     N/A       $1,306     $1,836      $2,645
EQ/Small Company Index                       $770     $1,250     $1,736      $2,443     N/A       $1,250     $1,736      $2,443
EQ/T. Rowe Price Growth Stock                $824     $1,410     $2,019      $3,009     N/A       $1,410     $2,019      $3,009
EQ/Templeton Growth                          $845     $1,475     $2,131      $3,231     N/A       $1,475     $2,131      $3,231
EQ/UBS Growth and Income                     $822     $1,404     $2,009      $2,988     N/A       $1,404     $2,009      $2,988
EQ/Van Kampen Comstock                       $811     $1,372     $1,952      $2,875     N/A       $1,372     $1,952      $2,875
EQ/Van Kampen Emerging Markets Equity        $869     $1,546     $2,247      $3,467     N/A       $1,546     $2,247      $3,467
EQ/Van Kampen Mid Cap Growth                 $816     $1,387     $1,978      $2,927     N/A       $1,387     $1,978      $2,927
EQ/Van Kampen Real Estate                    $841     $1,463     $2,112      $3,191     N/A       $1,463     $2,112      $3,191
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                           If you do not surrender your contract at
                                                          the end of
                                                  the applicable time period
                                         --------------------------------------------
                                            1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $259     $  795     $1,357     $2,886
EQ/Franklin Income                           $284     $  870     $1,482     $3,130
EQ/Franklin Small Cap Value                  $287     $  879     $1,497     $3,161
EQ/Franklin Templeton Founding Strategy      $312     $  954     $1,620     $3,399
EQ/GAMCO Mergers and Acquisitions            $288     $  882     $1,502     $3,171
EQ/GAMCO Small Company Value                 $266     $  817     $1,393     $2,958
EQ/International Core PLUS                   $272     $  835     $1,425     $3,019
EQ/International Growth                      $291     $  892     $1,518     $3,201
EQ/JPMorgan Core Bond                        $232     $  716     $1,226     $2,624
EQ/JPMorgan Value Opportunities              $251     $  773     $1,320     $2,813
EQ/Large Cap Core PLUS                       $254     $  782     $1,336     $2,844
EQ/Large Cap Growth PLUS                     $253     $  779     $1,331     $2,834
EQ/Legg Mason Value Equity                   $260     $  798     $1,362     $2,896
EQ/Long Term Bond                            $229     $  706     $1,210     $2,593
EQ/Lord Abbett Growth and Income             $259     $  795     $1,357     $2,886
EQ/Lord Abbett Large Cap Core                $264     $  810     $1,383     $2,937
EQ/Lord Abbett Mid Cap Value                 $263     $  807     $1,378     $2,927
EQ/Marsico Focus                             $276     $  848     $1,445     $3,060
EQ/Mid Cap Value PLUS                        $259     $  795     $1,357     $2,886
EQ/Money Market                              $190     $  589     $1,013     $2,192
EQ/Montag & Caldwell Growth                  $268     $  823     $1,404     $2,978
EQ/Mutual Shares                             $290     $  889     $1,513     $3,191
EQ/Oppenheimer Global                        $328     $1,001     $1,697     $3,544
EQ/Oppenheimer Main Street Opportunity       $311     $  951     $1,615     $3,389
EQ/Oppenheimer Main Street Small Cap         $319     $  976     $1,656     $3,467
EQ/PIMCO Real Return                         $246     $  757     $1,294     $2,761
EQ/Short Duration Bond                       $234     $  722     $1,236     $2,645
EQ/Small Company Index                       $215     $  662     $1,136     $2,443
EQ/T. Rowe Price Growth Stock                $271     $  832     $1,419     $3,009
EQ/Templeton Growth                          $294     $  901     $1,533     $3,231
EQ/UBS Growth and Income                     $269     $  826     $1,409     $2,988
EQ/Van Kampen Comstock                       $258     $  791     $1,352     $2,875
EQ/Van Kampen Emerging Markets Equity        $319     $  976     $1,656     $3,467
EQ/Van Kampen Mid Cap Growth                 $263     $  807     $1,378     $2,927
EQ/Van Kampen Real Estate                    $290     $  889     $1,513     $3,191
-------------------------------------------------------------------------------------




(1) Please see "When withdrawal charges do not apply" in "Charges and expenses" later in this prospectus for more information on withdrawal charge waivers upon annuitization.



20 Fee table

EQUI-VEST(SM) SERIES 300 CONTRACTS


---------------------------------------------------------------------------------------------------------
                                                            If you surrender your contract at the end
                                                                  of the applicable time period
                                                          -----------------------------------------------
                                                           1 year    3 years     5 years    10 years
---------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  850     $1,490     $2,155      $3,280
AXA Conservative Allocation                                $  831     $1,434     $2,061      $3,090
AXA Conservative-Plus Allocation                           $  836     $1,449     $2,087      $3,140
AXA Moderate Allocation                                    $  816     $1,387     $1,978      $2,927
AXA Moderate-Plus Allocation                               $  844     $1,472     $2,126      $3,221
Multimanager Aggressive Equity                             $  786     $1,297     $1,820      $2,614
Multimanager Core Bond                                     $  808     $1,363     $1,936      $2,844
Multimanager Health Care                                   $  874     $1,560     $2,270      $3,515
Multimanager High Yield                                    $  783     $1,288     $1,805      $2,582
Multimanager International Equity                          $  854     $1,502     $2,174      $3,320
Multimanager Large Cap Core Equity                         $  841     $1,463     $2,112      $3,191
Multimanager Large Cap Growth                              $  843     $1,469     $2,121      $3,211
Multimanager Large Cap Value                               $  838     $1,454     $2,097      $3,161
Multimanager Mid Cap Growth                                $  861     $1,522     $2,208      $3,389
Multimanager Mid Cap Value                                 $  860     $1,519     $2,203      $3,379
Multimanager Small Cap Growth                              $  863     $1,528     $2,218      $3,408
Multimanager Small Cap Value                               $  852     $1,496     $2,165      $3,300
Multimanager Technology                                    $  874     $1,560     $2,270      $3,515
Target 2015 Allocation                                     $  966     $1,829     $2,706      $4,374
Target 2025 Allocation                                     $  937     $1,743     $2,567      $4,106
Target 2035 Allocation                                     $1,033     $2,020     $3,009      $4,942
Target 2045 Allocation                                     $1,076     $2,141     $3,198      $5,287
---------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  767     $1,241     $1,720      $2,410
EQ/AllianceBernstein Intermediate Government Securities    $  770     $1,250     $1,736      $2,443
EQ/AllianceBernstein International                         $  796     $1,327     $1,873      $2,719
EQ/AllianceBernstein Large Cap Growth                      $  834     $1,443     $2,076      $3,120
EQ/AllianceBernstein Quality Bond                          $  771     $1,253     $1,741      $2,454
EQ/AllianceBernstein Small Cap Growth                      $  794     $1,321     $1,863      $2,698
EQ/AllianceBernstein Value                                 $  778     $1,274     $1,778      $2,529
EQ/Ariel Appreciation II                                   $  832     $1,437     $2,066      $3,100
EQ/AXA Rosenberg Value Long/Short Equity                   $1,061     $2,099     $3,132      $5,168
EQ/BlackRock Basic Value Equity                            $  800     $1,339     $1,894      $2,761
EQ/BlackRock International Value                           $  831     $1,434     $2,061      $3,090
EQ/Boston Advisors Equity Income                           $  821     $1,401     $2,004      $2,978
EQ/Calvert Socially Responsible                            $  820     $1,398     $1,999      $2,968
EQ/Capital Guardian Growth                                 $  812     $1,375     $1,957      $2,886
EQ/Capital Guardian Research                               $  808     $1,363     $1,936      $2,844
EQ/Caywood-Scholl High Yield Bond                          $  808     $1,363     $1,936      $2,844
EQ/Davis New York Venture                                  $  834     $1,443     $2,076      $3,120
EQ/Equity 500 Index                                        $  745     $1,175     $1,602      $2,170
EQ/Evergreen International Bond                            $  819     $1,395     $1,993      $2,958
EQ/Evergreen Omega                                         $  822     $1,404     $2,009      $2,988
EQ/FI Mid Cap                                              $  813     $1,378     $1,962      $2,896
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                              If you annuitize at the end of the         If you do not
                                                                        applicable time                  surrender your
                                                            period and select a non-life contingent   contract at the end
                                                                            period                             of
                                                           certain annuity option with less than ten  the applicable time
                                                                             years                           period
                                                          -----------------------------------------------------------------
                                                           1 year    3 years     5 years    10 years    1 year    3 years
---------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,490     $2,155      $3,280      $300     $  917
AXA Conservative Allocation                                 N/A       $1,434     $2,061      $3,090      $280     $  857
AXA Conservative-Plus Allocation                            N/A       $1,449     $2,087      $3,140      $285     $  873
AXA Moderate Allocation                                     N/A       $1,387     $1,978      $2,927      $263     $  807
AXA Moderate-Plus Allocation                                N/A       $1,472     $2,126      $3,221      $293     $  898
Multimanager Aggressive Equity                              N/A       $1,297     $1,820      $2,614      $231     $  713
Multimanager Core Bond                                      N/A       $1,363     $1,936      $2,844      $254     $  782
Multimanager Health Care                                    N/A       $1,560     $2,270      $3,515      $325     $  991
Multimanager High Yield                                     N/A       $1,288     $1,805      $2,582      $228     $  703
Multimanager International Equity                           N/A       $1,502     $2,174      $3,320      $304     $  929
Multimanager Large Cap Core Equity                          N/A       $1,463     $2,112      $3,191      $290     $  889
Multimanager Large Cap Growth                               N/A       $1,469     $2,121      $3,211      $292     $  895
Multimanager Large Cap Value                                N/A       $1,454     $2,097      $3,161      $287     $  879
Multimanager Mid Cap Growth                                 N/A       $1,522     $2,208      $3,389      $311     $  951
Multimanager Mid Cap Value                                  N/A       $1,519     $2,203      $3,379      $310     $  948
Multimanager Small Cap Growth                               N/A       $1,528     $2,218      $3,408      $313     $  957
Multimanager Small Cap Value                                N/A       $1,496     $2,165      $3,300      $302     $  923
Multimanager Technology                                     N/A       $1,560     $2,270      $3,515      $325     $  991
Target 2015 Allocation                                      N/A       $1,829     $2,706      $4,374      $422     $1,277
Target 2025 Allocation                                      N/A       $1,743     $2,567      $4,106      $391     $1,185
Target 2035 Allocation                                      N/A       $2,020     $3,009      $4,942      $493     $1,479
Target 2045 Allocation                                      N/A       $2,141     $3,198      $5,287      $538     $1,607
---------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,241     $1,720      $2,410      $211     $  653
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,250     $1,736      $2,443      $215     $  662
EQ/AllianceBernstein International                          N/A       $1,327     $1,873      $2,719      $242     $  744
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,443     $2,076      $3,120      $283     $  867
EQ/AllianceBernstein Quality Bond                           N/A       $1,253     $1,741      $2,454      $216     $  665
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,321     $1,863      $2,698      $240     $  738
EQ/AllianceBernstein Value                                  N/A       $1,274     $1,778      $2,529      $223     $  687
EQ/Ariel Appreciation II                                    N/A       $1,437     $2,066      $3,100      $281     $  860
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,099     $3,132      $5,168      $522     $1,562
EQ/BlackRock Basic Value Equity                             N/A       $1,339     $1,894      $2,761      $246     $  757
EQ/BlackRock International Value                            N/A       $1,434     $2,061      $3,090      $280     $  857
EQ/Boston Advisors Equity Income                            N/A       $1,401     $2,004      $2,978      $268     $  823
EQ/Calvert Socially Responsible                             N/A       $1,398     $1,999      $2,968      $267     $  820
EQ/Capital Guardian Growth                                  N/A       $1,375     $1,957      $2,886      $259     $  795
EQ/Capital Guardian Research                                N/A       $1,363     $1,936      $2,844      $254     $  782
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,363     $1,936      $2,844      $254     $  782
EQ/Davis New York Venture                                   N/A       $1,443     $2,076      $3,120      $283     $  867
EQ/Equity 500 Index                                         N/A       $1,175     $1,602      $2,170      $188     $  583
EQ/Evergreen International Bond                             N/A       $1,395     $1,993      $2,958      $266     $  817
EQ/Evergreen Omega                                          N/A       $1,404     $2,009      $2,988      $269     $  826
EQ/FI Mid Cap                                               N/A       $1,378     $1,962      $2,896      $260     $  798
---------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------
                                                              If you do not
                                                             surrender your
                                                           contract at the end of
                                                           the applicable time
                                                                  period
                                                          ------------------------
                                                            5 years    10 years
----------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------
AXA Aggressive Allocation                                   $1,559     $3,280
AXA Conservative Allocation                                 $1,461     $3,090
AXA Conservative-Plus Allocation                            $1,487     $3,140
AXA Moderate Allocation                                     $1,378     $2,927
AXA Moderate-Plus Allocation                                $1,528     $3,221
Multimanager Aggressive Equity                              $1,220     $2,614
Multimanager Core Bond                                      $1,336     $2,844
Multimanager Health Care                                    $1,681     $3,515
Multimanager High Yield                                     $1,205     $2,582
Multimanager International Equity                           $1,579     $3,320
Multimanager Large Cap Core Equity                          $1,513     $3,191
Multimanager Large Cap Growth                               $1,523     $3,211
Multimanager Large Cap Value                                $1,497     $3,161
Multimanager Mid Cap Growth                                 $1,615     $3,389
Multimanager Mid Cap Value                                  $1,610     $3,379
Multimanager Small Cap Growth                               $1,625     $3,408
Multimanager Small Cap Value                                $1,569     $3,300
Multimanager Technology                                     $1,681     $3,515
Target 2015 Allocation                                      $2,144     $4,374
Target 2025 Allocation                                      $1,997     $4,106
Target 2035 Allocation                                      $2,467     $4,942
Target 2045 Allocation                                      $2,668     $5,287
----------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           $1,120     $2,410
EQ/AllianceBernstein Intermediate Government Securities     $1,136     $2,443
EQ/AllianceBernstein International                          $1,273     $2,719
EQ/AllianceBernstein Large Cap Growth                       $1,476     $3,120
EQ/AllianceBernstein Quality Bond                           $1,141     $2,454
EQ/AllianceBernstein Small Cap Growth                       $1,263     $2,698
EQ/AllianceBernstein Value                                  $1,178     $2,529
EQ/Ariel Appreciation II                                    $1,466     $3,100
EQ/AXA Rosenberg Value Long/Short Equity                    $2,598     $5,168
EQ/BlackRock Basic Value Equity                             $1,294     $2,761
EQ/BlackRock International Value                            $1,461     $3,090
EQ/Boston Advisors Equity Income                            $1,404     $2,978
EQ/Calvert Socially Responsible                             $1,399     $2,968
EQ/Capital Guardian Growth                                  $1,357     $2,886
EQ/Capital Guardian Research                                $1,336     $2,844
EQ/Caywood-Scholl High Yield Bond                           $1,336     $2,844
EQ/Davis New York Venture                                   $1,476     $3,120
EQ/Equity 500 Index                                         $1,002     $2,170
EQ/Evergreen International Bond                             $1,393     $2,958
EQ/Evergreen Omega                                          $1,409     $2,988
EQ/FI Mid Cap                                               $1,362     $2,896
----------------------------------------------------------------------------------


                                                                    Fee table 21

                                                                                          If you annuitize at the end of the
                                                                                                    applicable time
                                                                                        period and select a non-life contingent
                                           If you surrender your contract at the end                    period
                                                            of the                     certain annuity option with less than ten
                                                    applicable time period                               years
                                           -----------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years   1 year     3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Income                           $836     $1,449     $2,087      $3,140     N/A       $1,449     $2,087      $3,140
EQ/Franklin Small Cap Value                  $839     $1,457     $2,102      $3,171     N/A       $1,457     $2,102      $3,171
EQ/Franklin Templeton Founding Strategy      $863     $1,528     $2,218      $3,408     N/A       $1,528     $2,218      $3,408
EQ/GAMCO Mergers and Acquisitions            $840     $1,460     $2,107      $3,181     N/A       $1,460     $2,107      $3,181
EQ/GAMCO Small Company Value                 $820     $1,398     $1,999      $2,968     N/A       $1,398     $1,999      $2,968
EQ/International Core PLUS                   $826     $1,416     $2,030      $3,029     N/A       $1,416     $2,030      $3,029
EQ/International Growth                      $843     $1,469     $2,121      $3,211     N/A       $1,469     $2,121      $3,211
EQ/JPMorgan Core Bond                        $788     $1,303     $1,831      $2,635     N/A       $1,303     $1,831      $2,635
EQ/JPMorgan Value Opportunities              $806     $1,357     $1,926      $2,824     N/A       $1,357     $1,926      $2,824
EQ/Large Cap Core PLUS                       $809     $1,366     $1,941      $2,855     N/A       $1,366     $1,941      $2,855
EQ/Large Cap Growth PLUS                     $808     $1,363     $1,936      $2,844     N/A       $1,363     $1,936      $2,844
EQ/Legg Mason Value Equity                   $814     $1,381     $1,967      $2,906     N/A       $1,381     $1,967      $2,906
EQ/Long Term Bond                            $785     $1,294     $1,815      $2,603     N/A       $1,294     $1,815      $2,603
EQ/Lord Abbett Growth and Income             $813     $1,378     $1,962      $2,896     N/A       $1,378     $1,962      $2,896
EQ/Lord Abbett Large Cap Core                $818     $1,392     $1,988      $2,947     N/A       $1,392     $1,988      $2,947
EQ/Lord Abbett Mid Cap Value                 $817     $1,390     $1,983      $2,937     N/A       $1,390     $1,983      $2,937
EQ/Marsico Focus                             $829     $1,428     $2,051      $3,070     N/A       $1,428     $2,051      $3,070
EQ/Mid Cap Value PLUS                        $813     $1,378     $1,962      $2,896     N/A       $1,378     $1,962      $2,896
EQ/Money Market                              $752     $1,196     $1,640      $2,247     N/A       $1,196     $1,640      $2,247
EQ/Montag & Caldwell Growth                  $822     $1,404     $2,009      $2,988     N/A       $1,404     $2,009      $2,988
EQ/Mutual Shares                             $842     $1,466     $2,116      $3,201     N/A       $1,466     $2,116      $3,201
EQ/Oppenheimer Global                        $878     $1,572     $2,290      $3,554     N/A       $1,572     $2,290      $3,554
EQ/Oppenheimer Main Street Opportunity       $862     $1,525     $2,213      $3,399     N/A       $1,525     $2,213      $3,399
EQ/Oppenheimer Main Street Small Cap         $870     $1,548     $2,251      $3,477     N/A       $1,548     $2,251      $3,477
EQ/PIMCO Real Return                         $801     $1,342     $1,899      $2,771     N/A       $1,342     $1,899      $2,771
EQ/Short Duration Bond                       $790     $1,309     $1,841      $2,656     N/A       $1,309     $1,841      $2,656
EQ/Small Company Index                       $771     $1,253     $1,741      $2,454     N/A       $1,253     $1,741      $2,454
EQ/T. Rowe Price Growth Stock                $825     $1,413     $2,025      $3,019     N/A       $1,413     $2,025      $3,019
EQ/Templeton Growth                          $846     $1,478     $2,136      $3,241     N/A       $1,478     $2,136      $3,241
EQ/UBS Growth and Income                     $823     $1,407     $2,014      $2,999     N/A       $1,407     $2,014      $2,999
EQ/Van Kampen Comstock                       $812     $1,375     $1,957      $2,886     N/A       $1,375     $1,957      $2,886
EQ/Van Kampen Emerging Markets Equity        $870     $1,548     $2,251      $3,477     N/A       $1,548     $2,251      $3,477
EQ/Van Kampen Mid Cap Growth                 $817     $1,390     $1,983      $2,937     N/A       $1,390     $1,983      $2,937
EQ/Van Kampen Real Estate                    $842     $1,466     $2,116      $3,201     N/A       $1,466     $2,116      $3,201
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
                                           If you do not surrender your contract at
                                                          the end of
                                                  the applicable time period
                                          -------------------------------------------
                                            1 year    3 years    5 years   10 years
-------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/Franklin Income                           $285     $  873     $1,487     $3,140
EQ/Franklin Small Cap Value                  $288     $  882     $1,502     $3,171
EQ/Franklin Templeton Founding Strategy      $313     $  957     $1,625     $3,408
EQ/GAMCO Mergers and Acquisitions            $289     $  885     $1,507     $3,181
EQ/GAMCO Small Company Value                 $267     $  820     $1,399     $2,968
EQ/International Core PLUS                   $273     $  839     $1,430     $3,029
EQ/International Growth                      $292     $  895     $1,523     $3,211
EQ/JPMorgan Core Bond                        $233     $  719     $1,231     $2,635
EQ/JPMorgan Value Opportunities              $252     $  776     $1,326     $2,824
EQ/Large Cap Core PLUS                       $255     $  785     $1,341     $2,855
EQ/Large Cap Growth PLUS                     $254     $  782     $1,336     $2,844
EQ/Legg Mason Value Equity                   $261     $  801     $1,367     $2,906
EQ/Long Term Bond                            $230     $  710     $1,215     $2,603
EQ/Lord Abbett Growth and Income             $260     $  798     $1,362     $2,896
EQ/Lord Abbett Large Cap Core                $265     $  813     $1,388     $2,947
EQ/Lord Abbett Mid Cap Value                 $264     $  810     $1,383     $2,937
EQ/Marsico Focus                             $277     $  851     $1,451     $3,070
EQ/Mid Cap Value PLUS                        $260     $  798     $1,362     $2,896
EQ/Money Market                              $196     $  605     $1,040     $2,247
EQ/Montag & Caldwell Growth                  $269     $  826     $1,409     $2,988
EQ/Mutual Shares                             $291     $  892     $1,518     $3,201
EQ/Oppenheimer Global                        $329     $1,004     $1,702     $3,554
EQ/Oppenheimer Main Street Opportunity       $312     $  954     $1,620     $3,399
EQ/Oppenheimer Main Street Small Cap         $320     $  979     $1,661     $3,477
EQ/PIMCO Real Return                         $247     $  760     $1,299     $2,771
EQ/Short Duration Bond                       $236     $  725     $1,241     $2,656
EQ/Small Company Index                       $216     $  665     $1,141     $2,454
EQ/T. Rowe Price Growth Stock                $272     $  835     $1,425     $3,019
EQ/Templeton Growth                          $295     $  904     $1,538     $3,241
EQ/UBS Growth and Income                     $270     $  829     $1,414     $2,999
EQ/Van Kampen Comstock                       $259     $  795     $1,357     $2,886
EQ/Van Kampen Emerging Markets Equity        $320     $  979     $1,661     $3,477
EQ/Van Kampen Mid Cap Growth                 $264     $  810     $1,383     $2,937
EQ/Van Kampen Real Estate                    $291     $  892     $1,518     $3,201
-------------------------------------------------------------------------------------


22 Fee table

EQUI-VEST(SM) SERIES 400 CONTRACTS
--------------------------------------------------------------------------------


                                                           If you surrender your contract at the end
                                                                            of the
                                                                    applicable time period
                                                          --------------------------------------------
                                                           1 year     3 years    5 years    10 years
------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  915     $1,680     $2,465      $3,904
AXA Conservative Allocation                                $  896     $1,624     $2,375      $3,726
AXA Conservative-Plus Allocation                           $  901     $1,639     $2,399      $3,773
AXA Moderate Allocation                                    $  880     $1,578     $2,299      $3,573
AXA Moderate-Plus Allocation                               $  909     $1,662     $2,436      $3,848
Multimanager Aggressive Equity                             $  850     $1,490     $2,155      $3,280
Multimanager Core Bond                                     $  872     $1,554     $2,261      $3,496
Multimanager Health Care                                   $  939     $1,749     $2,577      $4,124
Multimanager High Yield                                    $  847     $1,481     $2,141      $3,250
Multimanager International Equity                          $  919     $1,691     $2,483      $3,941
Multimanager Large Cap Core Equity                         $  906     $1,653     $2,422      $3,820
Multimanager Large Cap Growth                              $  908     $1,659     $2,432      $3,839
Multimanager Large Cap Value                               $  903     $1,645     $2,408      $3,792
Multimanager Mid Cap Growth                                $  926     $1,711     $2,516      $4,005
Multimanager Mid Cap Value                                 $  925     $1,708     $2,511      $3,996
Multimanager Small Cap Growth                              $  928     $1,717     $2,525      $4,024
Multimanager Small Cap Value                               $  917     $1,685     $2,474      $3,922
Multimanager Technology                                    $  939     $1,749     $2,577      $4,124
Target 2015 Allocation                                     $1,031     $2,014     $3,000      $4,926
Target 2025 Allocation                                     $1,001     $1,929     $2,865      $4,676
Target 2035 Allocation                                     $1,098     $2,202     $3,294      $5,457
Target 2045 Allocation                                     $1,140     $2,322     $3,478      $5,778
---------------------------------------------------------  ------     ------     ------      ------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  831     $1,434     $2,061      $3,090
EQ/AllianceBernstein Intermediate Government Securities    $  834     $1,443     $2,076      $3,120
EQ/AllianceBernstein International                         $  860     $1,519     $2,203      $3,379
EQ/AllianceBernstein Large Cap Growth                      $  899     $1,633     $2,389      $3,754
EQ/AllianceBernstein Quality Bond                          $  835     $1,446     $2,082      $3,130
EQ/AllianceBernstein Small Cap Growth                      $  858     $1,513     $2,194      $3,359
EQ/AllianceBernstein Value                                 $  842     $1,466     $2,116      $3,201
EQ/Ariel Appreciation II                                   $  897     $1,627     $2,380      $3,735
EQ/AXA Rosenberg Value Long/Short Equity                   $1,125     $2,280     $3,414      $5,668
EQ/BlackRock Basic Value Equity                            $  864     $1,531     $2,223      $3,418
EQ/BlackRock International Value                           $  896     $1,624     $2,375      $3,726
EQ/Boston Advisors Equity Income                           $  885     $1,592     $2,323      $3,621
EQ/Calvert Socially Responsible                            $  884     $1,589     $2,318      $3,612
EQ/Capital Guardian Growth                                 $  876     $1,566     $2,280      $3,535
EQ/Capital Guardian Research                               $  872     $1,554     $2,261      $3,496
EQ/Caywood-Scholl High Yield Bond                          $  872     $1,554     $2,261      $3,496
EQ/Davis New York Venture                                  $  899     $1,633     $2,389      $3,754
EQ/Equity 500 Index                                        $  810     $1,369     $1,946      $2,865
EQ/Evergreen International Bond                            $  883     $1,586     $2,313      $3,602
EQ/Evergreen Omega                                         $  886     $1,595     $2,328      $3,631
EQ/FI Mid Cap                                              $  877     $1,569     $2,285      $3,544
------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                              If you annuitize at the end of the         If you do not
                                                                        applicable time                  surrender your
                                                            period and select a non-life contingent   contract at the end
                                                                            period                             of
                                                           certain annuity option with less than ten  the applicable time
                                                                             years                           period
                                                          -----------------------------------------------------------------
                                                           1 year     3 years    5 years    10 years    1 year    3 years
---------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,680     $2,465      $3,904      $368     $1,118
AXA Conservative Allocation                                 N/A       $1,624     $2,375      $3,726      $348     $1,059
AXA Conservative-Plus Allocation                            N/A       $1,639     $2,399      $3,773      $353     $1,075
AXA Moderate Allocation                                     N/A       $1,578     $2,299      $3,573      $331     $1,010
AXA Moderate-Plus Allocation                                N/A       $1,662     $2,436      $3,848      $361     $1,099
Multimanager Aggressive Equity                              N/A       $1,490     $2,155      $3,280      $300     $  917
Multimanager Core Bond                                      N/A       $1,554     $2,261      $3,496      $323     $  985
Multimanager Health Care                                    N/A       $1,749     $2,577      $4,124      $393     $1,191
Multimanager High Yield                                     N/A       $1,481     $2,141      $3,250      $296     $  907
Multimanager International Equity                           N/A       $1,691     $2,483      $3,941      $372     $1,130
Multimanager Large Cap Core Equity                          N/A       $1,653     $2,422      $3,820      $358     $1,090
Multimanager Large Cap Growth                               N/A       $1,659     $2,432      $3,839      $360     $1,096
Multimanager Large Cap Value                                N/A       $1,645     $2,408      $3,792      $355     $1,081
Multimanager Mid Cap Growth                                 N/A       $1,711     $2,516      $4,005      $379     $1,152
Multimanager Mid Cap Value                                  N/A       $1,708     $2,511      $3,996      $378     $1,149
Multimanager Small Cap Growth                               N/A       $1,717     $2,525      $4,024      $381     $1,158
Multimanager Small Cap Value                                N/A       $1,685     $2,474      $3,922      $370     $1,124
Multimanager Technology                                     N/A       $1,749     $2,577      $4,124      $393     $1,191
Target 2015 Allocation                                      N/A       $2,014     $3,000      $4,926      $490     $1,473
Target 2025 Allocation                                      N/A       $1,929     $2,865      $4,676      $459     $1,383
Target 2035 Allocation                                      N/A       $2,202     $3,294      $5,457      $561     $1,672
Target 2045 Allocation                                      N/A       $2,322     $3,478      $5,778      $606     $1,799
---------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,434     $2,061      $3,090      $280     $  857
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,443     $2,076      $3,120      $283     $  867
EQ/AllianceBernstein International                          N/A       $1,519     $2,203      $3,379      $310     $  948
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,633     $2,389      $3,754      $351     $1,069
EQ/AllianceBernstein Quality Bond                           N/A       $1,446     $2,082      $3,130      $284     $  870
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,513     $2,194      $3,359      $308     $  942
EQ/AllianceBernstein Value                                  N/A       $1,466     $2,116      $3,201      $291     $  892
EQ/Ariel Appreciation II                                    N/A       $1,627     $2,380      $3,735      $349     $1,062
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,280     $3,414      $5,668      $590     $1,755
EQ/BlackRock Basic Value Equity                             N/A       $1,531     $2,223      $3,418      $314     $  960
EQ/BlackRock International Value                            N/A       $1,624     $2,375      $3,726      $348     $1,059
EQ/Boston Advisors Equity Income                            N/A       $1,592     $2,323      $3,621      $336     $1,025
EQ/Calvert Socially Responsible                             N/A       $1,589     $2,318      $3,612      $335     $1,022
EQ/Capital Guardian Growth                                  N/A       $1,566     $2,280      $3,535      $327     $  997
EQ/Capital Guardian Research                                N/A       $1,554     $2,261      $3,496      $323     $  985
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,554     $2,261      $3,496      $323     $  985
EQ/Davis New York Venture                                   N/A       $1,633     $2,389      $3,754      $351     $1,069
EQ/Equity 500 Index                                         N/A       $1,369     $1,946      $2,865      $256     $  788
EQ/Evergreen International Bond                             N/A       $1,586     $2,313      $3,602      $334     $1,019
EQ/Evergreen Omega                                          N/A       $1,595     $2,328      $3,631      $337     $1,028
EQ/FI Mid Cap                                               N/A       $1,569     $2,285      $3,544      $328     $1,001
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                              If you do not
                                                             surrender your
                                                          contract at the end of
                                                           the applicable time
                                                                  period
                                                          ----------------------
                                                            5 years    10 years
--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                   $1,888     $3,904
AXA Conservative Allocation                                 $1,793     $3,726
AXA Conservative-Plus Allocation                            $1,818     $3,773
AXA Moderate Allocation                                     $1,712     $3,573
AXA Moderate-Plus Allocation                                $1,858     $3,848
Multimanager Aggressive Equity                              $1,559     $3,280
Multimanager Core Bond                                      $1,671     $3,496
Multimanager Health Care                                    $2,007     $4,124
Multimanager High Yield                                     $1,543     $3,250
Multimanager International Equity                           $1,908     $3,941
Multimanager Large Cap Core Equity                          $1,843     $3,820
Multimanager Large Cap Growth                               $1,853     $3,839
Multimanager Large Cap Value                                $1,828     $3,792
Multimanager Mid Cap Growth                                 $1,943     $4,005
Multimanager Mid Cap Value                                  $1,938     $3,996
Multimanager Small Cap Growth                               $1,953     $4,024
Multimanager Small Cap Value                                $1,898     $3,922
Multimanager Technology                                     $2,007     $4,124
Target 2015 Allocation                                      $2,457     $4,926
Target 2025 Allocation                                      $2,314     $4,676
Target 2035 Allocation                                      $2,770     $5,457
Target 2045 Allocation                                      $2,966     $5,778
--------------------------------------------------------------------------------
EQ ADVISORS TRUST:
--------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           $1,461     $3,090
EQ/AllianceBernstein Intermediate Government Securities     $1,476     $3,120
EQ/AllianceBernstein International                          $1,610     $3,379
EQ/AllianceBernstein Large Cap Growth                       $1,808     $3,754
EQ/AllianceBernstein Quality Bond                           $1,482     $3,130
EQ/AllianceBernstein Small Cap Growth                       $1,600     $3,359
EQ/AllianceBernstein Value                                  $1,518     $3,201
EQ/Ariel Appreciation II                                    $1,798     $3,735
EQ/AXA Rosenberg Value Long/Short Equity                    $2,898     $5,668
EQ/BlackRock Basic Value Equity                             $1,630     $3,418
EQ/BlackRock International Value                            $1,793     $3,726
EQ/Boston Advisors Equity Income                            $1,737     $3,621
EQ/Calvert Socially Responsible                             $1,732     $3,612
EQ/Capital Guardian Growth                                  $1,692     $3,535
EQ/Capital Guardian Research                                $1,671     $3,496
EQ/Caywood-Scholl High Yield Bond                           $1,671     $3,496
EQ/Davis New York Venture                                   $1,808     $3,754
EQ/Equity 500 Index                                         $1,346     $2,865
EQ/Evergreen International Bond                             $1,727     $3,602
EQ/Evergreen Omega                                          $1,742     $3,631
EQ/FI Mid Cap                                               $1,697     $3,544
--------------------------------------------------------------------------------


                                                                    Fee table 23

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          If you annuitize at the end of the
                                                                                                    applicable time
                                                                                        period and select a non-life contingent
                                           If you surrender your contract at the end                    period
                                                            of the                     certain annuity option with less than ten
                                                    applicable time period                               years
                                          ------------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years   1 year     3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Income                           $901     $1,639     $2,399      $3,773     N/A       $1,639     $2,399      $3,773
EQ/Franklin Small Cap Value                  $904     $1,648     $2,413      $3,801     N/A       $1,648     $2,413      $3,801
EQ/Franklin Templeton Founding Strategy      $928     $1,717     $2,525      $4,024     N/A       $1,717     $2,525      $4,024
EQ/GAMCO Mergers and Acquisitions            $905     $1,651     $2,418      $3,811     N/A       $1,651     $2,418      $3,811
EQ/GAMCO Small Company Value                 $884     $1,589     $2,318      $3,612     N/A       $1,589     $2,318      $3,612
EQ/International Core PLUS                   $890     $1,607     $2,347      $3,669     N/A       $1,607     $2,347      $3,669
EQ/International Growth                      $908     $1,659     $2,432      $3,839     N/A       $1,659     $2,432      $3,839
EQ/JPMorgan Core Bond                        $852     $1,496     $2,165      $3,300     N/A       $1,496     $2,165      $3,300
EQ/JPMorgan Value Opportunities              $870     $1,548     $2,251      $3,477     N/A       $1,548     $2,251      $3,477
EQ/Large Cap Core PLUS                       $873     $1,557     $2,266      $3,506     N/A       $1,557     $2,266      $3,506
EQ/Large Cap Growth PLUS                     $872     $1,554     $2,261      $3,496     N/A       $1,554     $2,261      $3,496
EQ/Legg Mason Value Equity                   $878     $1,572     $2,290      $3,554     N/A       $1,572     $2,290      $3,554
EQ/Long Term Bond                            $849     $1,487     $2,150      $3,270     N/A       $1,487     $2,150      $3,270
EQ/Lord Abbett Growth and Income             $877     $1,569     $2,285      $3,544     N/A       $1,569     $2,285      $3,544
EQ/Lord Abbett Large Cap Core                $882     $1,584     $2,309      $3,593     N/A       $1,584     $2,309      $3,593
EQ/Lord Abbett Mid Cap Value                 $881     $1,581     $2,304      $3,583     N/A       $1,581     $2,304      $3,583
EQ/Marsico Focus                             $894     $1,619     $2,366      $3,707     N/A       $1,619     $2,366      $3,707
EQ/Mid Cap Value PLUS                        $877     $1,569     $2,285      $3,544     N/A       $1,569     $2,285      $3,544
EQ/Money Market                              $817     $1,390     $1,983      $2,937     N/A       $1,390     $1,983      $2,937
EQ/Montag & Caldwell Growth                  $886     $1,595     $2,328      $3,631     N/A       $1,595     $2,328      $3,631
EQ/Mutual Shares                             $907     $1,656     $2,427      $3,829     N/A       $1,656     $2,427      $3,829
EQ/Oppenheimer Global                        $943     $1,760     $2,595      $4,160     N/A       $1,760     $2,595      $4,160
EQ/Oppenheimer Main Street Opportunity       $927     $1,714     $2,521      $4,015     N/A       $1,714     $2,521      $4,015
EQ/Oppenheimer Main Street Small Cap         $935     $1,737     $2,558      $4,088     N/A       $1,737     $2,558      $4,088
EQ/PIMCO Real Return                         $865     $1,534     $2,227      $3,428     N/A       $1,534     $2,227      $3,428
EQ/Short Duration Bond                       $854     $1,502     $2,174      $3,320     N/A       $1,502     $2,174      $3,320
EQ/Small Company Index                       $835     $1,446     $2,082      $3,130     N/A       $1,446     $2,082      $3,130
EQ/T. Rowe Price Growth Stock                $889     $1,604     $2,342      $3,659     N/A       $1,604     $2,342      $3,659
EQ/Templeton Growth                          $911     $1,668     $2,446      $3,867     N/A       $1,668     $2,446      $3,867
EQ/UBS Growth and Income                     $887     $1,598     $2,332      $3,640     N/A       $1,598     $2,332      $3,640
EQ/Van Kampen Comstock                       $876     $1,566     $2,280      $3,535     N/A       $1,566     $2,280      $3,535
EQ/Van Kampen Emerging Markets Equity        $935     $1,737     $2,558      $4,088     N/A       $1,737     $2,558      $4,088
EQ/Van Kampen Mid Cap Growth                 $881     $1,581     $2,304      $3,583     N/A       $1,581     $2,304      $3,583
EQ/Van Kampen Real Estate                    $907     $1,656     $2,427      $3,829     N/A       $1,656     $2,427      $3,829
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                                           If you do not surrender your contract at
                                                          the end of
                                                  the applicable time period
                                         ---------------------------------------------
                                           1 year    3 years    5 years    10 years
--------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------
EQ/Franklin Income                           $353     $1,075     $1,818     $3,773
EQ/Franklin Small Cap Value                  $356     $1,084     $1,833     $3,801
EQ/Franklin Templeton Founding Strategy      $381     $1,158     $1,953     $4,024
EQ/GAMCO Mergers and Acquisitions            $357     $1,087     $1,838     $3,811
EQ/GAMCO Small Company Value                 $335     $1,022     $1,732     $3,612
EQ/International Core PLUS                   $341     $1,041     $1,762     $3,669
EQ/International Growth                      $360     $1,096     $1,853     $3,839
EQ/JPMorgan Core Bond                        $302     $  923     $1,569     $3,300
EQ/JPMorgan Value Opportunities              $320     $  979     $1,661     $3,477
EQ/Large Cap Core PLUS                       $324     $  988     $1,676     $3,506
EQ/Large Cap Growth PLUS                     $323     $  985     $1,671     $3,496
EQ/Legg Mason Value Equity                   $329     $1,004     $1,702     $3,554
EQ/Long Term Bond                            $298     $  914     $1,554     $3,270
EQ/Lord Abbett Growth and Income             $328     $1,001     $1,697     $3,544
EQ/Lord Abbett Large Cap Core                $333     $1,016     $1,722     $3,593
EQ/Lord Abbett Mid Cap Value                 $332     $1,013     $1,717     $3,583
EQ/Marsico Focus                             $346     $1,053     $1,783     $3,707
EQ/Mid Cap Value PLUS                        $328     $1,001     $1,697     $3,544
EQ/Money Market                              $264     $  810     $1,383     $2,937
EQ/Montag & Caldwell Growth                  $337     $1,028     $1,742     $3,631
EQ/Mutual Shares                             $359     $1,093     $1,848     $3,829
EQ/Oppenheimer Global                        $397     $1,204     $2,027     $4,160
EQ/Oppenheimer Main Street Opportunity       $380     $1,155     $1,948     $4,015
EQ/Oppenheimer Main Street Small Cap         $389     $1,179     $1,987     $4,088
EQ/PIMCO Real Return                         $315     $  963     $1,636     $3,428
EQ/Short Duration Bond                       $304     $  929     $1,579     $3,320
EQ/Small Company Index                       $284     $  870     $1,482     $3,130
EQ/T. Rowe Price Growth Stock                $340     $1,038     $1,757     $3,659
EQ/Templeton Growth                          $364     $1,106     $1,868     $3,867
EQ/UBS Growth and Income                     $338     $1,032     $1,747     $3,640
EQ/Van Kampen Comstock                       $327     $  997     $1,692     $3,535
EQ/Van Kampen Emerging Markets Equity        $389     $1,179     $1,987     $4,088
EQ/Van Kampen Mid Cap Growth                 $332     $1,013     $1,717     $3,583
EQ/Van Kampen Real Estate                    $359     $1,093     $1,848     $3,829
--------------------------------------------------------------------------------------




24 Fee table

EQUI-VEST(SM) SERIES 500 CONTRACTS
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                            of the
                                                                    applicable time period
                                                         ---------------------------------------------
                                                           1 year    3 years    5 years     10 years
------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  860     $1,519     $2,203      $3,379
AXA Conservative Allocation                                $  841     $1,463     $2,112      $3,191
AXA Conservative-Plus Allocation                           $  846     $1,478     $2,136      $3,241
AXA Moderate Allocation                                    $  826     $1,416     $2,030      $3,029
AXA Moderate-Plus Allocation                               $  854     $1,502     $2,174      $3,320
Multimanager Aggressive Equity                             $  796     $1,327     $1,873      $2,719
Multimanager Core Bond                                     $  818     $1,392     $1,988      $2,947
Multimanager Health Care                                   $  884     $1,589     $2,318      $3,612
Multimanager High Yield                                    $  793     $1,318     $1,857      $2,688
Multimanager International Equity                          $  864     $1,531     $2,223      $3,418
Multimanager Large Cap Core Equity                         $  851     $1,493     $2,160      $3,290
Multimanager Large Cap Growth                              $  853     $1,499     $2,170      $3,310
Multimanager Large Cap Value                               $  848     $1,484     $2,146      $3,260
Multimanager Mid Cap Growth                                $  871     $1,551     $2,256      $3,486
Multimanager Mid Cap Value                                 $  870     $1,548     $2,251      $3,477
Multimanager Small Cap Growth                              $  873     $1,557     $2,266      $3,506
Multimanager Small Cap Value                               $  862     $1,525     $2,213      $3,399
Multimanager Technology                                    $  884     $1,589     $2,318      $3,612
Target 2015 Allocation                                     $  976     $1,858     $2,752      $4,461
Target 2025 Allocation                                     $  947     $1,772     $2,614      $4,196
Target 2035 Allocation                                     $1,043     $2,048     $3,053      $5,024
Target 2045 Allocation                                     $1,086     $2,169     $3,242      $5,365
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  777     $1,271     $1,773      $2,518
EQ/AllianceBernstein Intermediate Government Securities    $  780     $1,280     $1,789      $2,550
EQ/AllianceBernstein International                         $  806     $1,357     $1,926      $2,824
EQ/AllianceBernstein Large Cap Growth                      $  844     $1,472     $2,126      $3,221
EQ/AllianceBernstein Quality Bond                          $  781     $1,283     $1,794      $2,561
EQ/AllianceBernstein Small Cap Growth                      $  804     $1,351     $1,915      $2,803
EQ/AllianceBernstein Value                                 $  788     $1,303     $1,831      $2,635
EQ/Ariel Appreciation II                                   $  842     $1,466     $2,116      $3,201
EQ/AXA Rosenberg Value Long/Short Equity                   $1,071     $2,127     $3,176      $5,247
EQ/BlackRock Basic Value Equity                            $  810     $1,369     $1,946      $2,865
EQ/BlackRock International Value                           $  841     $1,463     $2,112      $3,191
EQ/Boston Advisors Equity Income                           $  830     $1,431     $2,056      $3,080
EQ/Calvert Socially Responsible                            $  829     $1,428     $2,051      $3,070
EQ/Capital Guardian Growth                                 $  822     $1,404     $2,009      $2,988
EQ/Capital Guardian Research                               $  818     $1,392     $1,988      $2,947
EQ/Caywood-Scholl High Yield Bond                          $  818     $1,392     $1,988      $2,947
EQ/Davis New York Venture                                  $  844     $1,472     $2,126      $3,221
EQ/Equity 500 Index                                        $  755     $1,205     $1,656      $2,280
EQ/Evergreen International Bond                            $  828     $1,425     $2,045      $3,060
EQ/Evergreen Omega                                         $  831     $1,434     $2,061      $3,090
EQ/FI Mid Cap                                              $  823     $1,407     $2,014      $2,999
------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                              If you annuitize at the end of the         If you do not
                                                                        applicable time                  surrender your
                                                            period and select a non-life contingent   contract at the end
                                                                            period                             of
                                                           certain annuity option with less than ten  the applicable time
                                                                             years                           period
                                                          -----------------------------------------------------------------
                                                           1 year     3 years    5 years    10 years    1 year    3 years
---------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,519     $2,203      $3,379      $310     $  948
AXA Conservative Allocation                                 N/A       $1,463     $2,112      $3,191      $290     $  889
AXA Conservative-Plus Allocation                            N/A       $1,478     $2,136      $3,241      $295     $  904
AXA Moderate Allocation                                     N/A       $1,416     $2,030      $3,029      $273     $  839
AXA Moderate-Plus Allocation                                N/A       $1,502     $2,174      $3,320      $304     $  929
Multimanager Aggressive Equity                              N/A       $1,327     $1,873      $2,719      $242     $  744
Multimanager Core Bond                                      N/A       $1,392     $1,988      $2,947      $265     $  813
Multimanager Health Care                                    N/A       $1,589     $2,318      $3,612      $335     $1,022
Multimanager High Yield                                     N/A       $1,318     $1,857      $2,688      $239     $  735
Multimanager International Equity                           N/A       $1,531     $2,223      $3,418      $314     $  960
Multimanager Large Cap Core Equity                          N/A       $1,493     $2,160      $3,290      $301     $  920
Multimanager Large Cap Growth                               N/A       $1,499     $2,170      $3,310      $303     $  926
Multimanager Large Cap Value                                N/A       $1,484     $2,146      $3,260      $297     $  910
Multimanager Mid Cap Growth                                 N/A       $1,551     $2,256      $3,486      $322     $  982
Multimanager Mid Cap Value                                  N/A       $1,548     $2,251      $3,477      $320     $  979
Multimanager Small Cap Growth                               N/A       $1,557     $2,266      $3,506      $324     $  988
Multimanager Small Cap Value                                N/A       $1,525     $2,213      $3,399      $312     $  954
Multimanager Technology                                     N/A       $1,589     $2,318      $3,612      $335     $1,022
Target 2015 Allocation                                      N/A       $1,858     $2,752      $4,461      $433     $1,307
Target 2025 Allocation                                      N/A       $1,772     $2,614      $4,196      $401     $1,216
Target 2035 Allocation                                      N/A       $2,048     $3,053      $5,024      $503     $1,509
Target 2045 Allocation                                      N/A       $2,169     $3,242      $5,365      $548     $1,637
---------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,271     $1,773      $2,518      $222     $  684
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,280     $1,789      $2,550      $225     $  694
EQ/AllianceBernstein International                          N/A       $1,357     $1,926      $2,824      $252     $  776
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,472     $2,126      $3,221      $293     $  898
EQ/AllianceBernstein Quality Bond                           N/A       $1,283     $1,794      $2,561      $226     $  697
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,351     $1,915      $2,803      $250     $  769
EQ/AllianceBernstein Value                                  N/A       $1,303     $1,831      $2,635      $233     $  719
EQ/Ariel Appreciation II                                    N/A       $1,466     $2,116      $3,201      $291     $  892
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,127     $3,176      $5,247      $532     $1,592
EQ/BlackRock Basic Value Equity                             N/A       $1,369     $1,946      $2,865      $256     $  788
EQ/BlackRock International Value                            N/A       $1,463     $2,112      $3,191      $290     $  889
EQ/Boston Advisors Equity Income                            N/A       $1,431     $2,056      $3,080      $279     $  854
EQ/Calvert Socially Responsible                             N/A       $1,428     $2,051      $3,070      $277     $  851
EQ/Capital Guardian Growth                                  N/A       $1,404     $2,009      $2,988      $269     $  826
EQ/Capital Guardian Research                                N/A       $1,392     $1,988      $2,947      $265     $  813
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,392     $1,988      $2,947      $265     $  813
EQ/Davis New York Venture                                   N/A       $1,472     $2,126      $3,221      $293     $  898
EQ/Equity 500 Index                                         N/A       $1,205     $1,656      $2,280      $199     $  614
EQ/Evergreen International Bond                             N/A       $1,425     $2,045      $3,060      $276     $  848
EQ/Evergreen Omega                                          N/A       $1,434     $2,061      $3,090      $280     $  857
EQ/FI Mid Cap                                               N/A       $1,407     $2,014      $2,999      $270     $  829
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                              If you do not
                                                             surrender your
                                                           contract at the end of
                                                           the applicable time
                                                                  period
                                                          ----------------------
                                                            5 years    10 years
--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                   $1,610     $3,379
AXA Conservative Allocation                                 $1,513     $3,191
AXA Conservative-Plus Allocation                            $1,538     $3,241
AXA Moderate Allocation                                     $1,430     $3,029
AXA Moderate-Plus Allocation                                $1,579     $3,320
Multimanager Aggressive Equity                              $1,273     $2,719
Multimanager Core Bond                                      $1,388     $2,947
Multimanager Health Care                                    $1,732     $3,612
Multimanager High Yield                                     $1,257     $2,688
Multimanager International Equity                           $1,630     $3,418
Multimanager Large Cap Core Equity                          $1,564     $3,290
Multimanager Large Cap Growth                               $1,574     $3,310
Multimanager Large Cap Value                                $1,549     $3,260
Multimanager Mid Cap Growth                                 $1,666     $3,486
Multimanager Mid Cap Value                                  $1,661     $3,477
Multimanager Small Cap Growth                               $1,676     $3,506
Multimanager Small Cap Value                                $1,620     $3,399
Multimanager Technology                                     $1,732     $3,612
Target 2015 Allocation                                      $2,193     $4,461
Target 2025 Allocation                                      $2,046     $4,196
Target 2035 Allocation                                      $2,514     $5,024
Target 2045 Allocation                                      $2,715     $5,365
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           $1,173     $2,518
EQ/AllianceBernstein Intermediate Government Securities     $1,189     $2,550
EQ/AllianceBernstein International                          $1,326     $2,824
EQ/AllianceBernstein Large Cap Growth                       $1,528     $3,221
EQ/AllianceBernstein Quality Bond                           $1,194     $2,561
EQ/AllianceBernstein Small Cap Growth                       $1,315     $2,803
EQ/AllianceBernstein Value                                  $1,231     $2,635
EQ/Ariel Appreciation II                                    $1,518     $3,201
EQ/AXA Rosenberg Value Long/Short Equity                    $2,645     $5,247
EQ/BlackRock Basic Value Equity                             $1,346     $2,865
EQ/BlackRock International Value                            $1,513     $3,191
EQ/Boston Advisors Equity Income                            $1,456     $3,080
EQ/Calvert Socially Responsible                             $1,451     $3,070
EQ/Capital Guardian Growth                                  $1,409     $2,988
EQ/Capital Guardian Research                                $1,388     $2,947
EQ/Caywood-Scholl High Yield Bond                           $1,388     $2,947
EQ/Davis New York Venture                                   $1,528     $3,221
EQ/Equity 500 Index                                         $1,056     $2,280
EQ/Evergreen International Bond                             $1,445     $3,060
EQ/Evergreen Omega                                          $1,461     $3,090
EQ/FI Mid Cap                                               $1,414     $2,999
--------------------------------------------------------------------------------


                                                                    Fee table 25

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          If you annuitize at the end of the
                                                                                                    applicable time
                                                                                        period and select a non-life contingent
                                           If you surrender your contract at the end                    period
                                                            of the                     certain annuity option with less than ten
                                                    applicable time period                               years
                                          ----------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years   1 year     3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Income                           $846     $1,478     $2,136      $3,241     N/A       $1,478     $2,136      $3,241
EQ/Franklin Small Cap Value                  $849     $1,487     $2,150      $3,270     N/A       $1,487     $2,150      $3,270
EQ/Franklin Templeton Founding Strategy      $873     $1,557     $2,266      $3,506     N/A       $1,557     $2,266      $3,506
EQ/GAMCO Mergers and Acquisitions            $850     $1,490     $2,155      $3,280     N/A       $1,490     $2,155      $3,280
EQ/GAMCO Small Company Value                 $829     $1,428     $2,051      $3,070     N/A       $1,428     $2,051      $3,070
EQ/International Core PLUS                   $835     $1,446     $2,082      $3,130     N/A       $1,446     $2,082      $3,130
EQ/International Growth                      $853     $1,499     $2,170      $3,310     N/A       $1,499     $2,170      $3,310
EQ/JPMorgan Core Bond                        $798     $1,333     $1,884      $2,740     N/A       $1,333     $1,884      $2,740
EQ/JPMorgan Value Opportunities              $816     $1,387     $1,978      $2,927     N/A       $1,387     $1,978      $2,927
EQ/Large Cap Core PLUS                       $819     $1,395     $1,993      $2,958     N/A       $1,395     $1,993      $2,958
EQ/Large Cap Growth PLUS                     $818     $1,392     $1,988      $2,947     N/A       $1,392     $1,988      $2,947
EQ/Legg Mason Value Equity                   $824     $1,410     $2,019      $3,009     N/A       $1,410     $2,019      $3,009
EQ/Long Term Bond                            $795     $1,324     $1,868      $2,709     N/A       $1,324     $1,868      $2,709
EQ/Lord Abbett Growth and Income             $823     $1,407     $2,014      $2,999     N/A       $1,407     $2,014      $2,999
EQ/Lord Abbett Large Cap Core                $828     $1,422     $2,040      $3,049     N/A       $1,422     $2,040      $3,049
EQ/Lord Abbett Mid Cap Value                 $827     $1,419     $2,035      $3,039     N/A       $1,419     $2,035      $3,039
EQ/Marsico Focus                             $839     $1,457     $2,102      $3,171     N/A       $1,457     $2,102      $3,171
EQ/Mid Cap Value PLUS                        $823     $1,407     $2,014      $2,999     N/A       $1,407     $2,014      $2,999
EQ/Money Market                              $762     $1,226     $1,693      $2,356     N/A       $1,226     $1,693      $2,356
EQ/Montag & Caldwell Growth                  $831     $1,434     $2,061      $3,090     N/A       $1,434     $2,061      $3,090
EQ/Mutual Shares                             $852     $1,496     $2,165      $3,300     N/A       $1,496     $2,165      $3,300
EQ/Oppenheimer Global                        $888     $1,601     $2,337      $3,650     N/A       $1,601     $2,337      $3,650
EQ/Oppenheimer Main Street Opportunity       $872     $1,554     $2,261      $3,496     N/A       $1,554     $2,261      $3,496
EQ/Oppenheimer Main Street Small Cap         $880     $1,578     $2,299      $3,573     N/A       $1,578     $2,299      $3,573
EQ/PIMCO Real Return                         $811     $1,372     $1,952      $2,875     N/A       $1,372     $1,952      $2,875
EQ/Short Duration Bond                       $800     $1,339     $1,894      $2,761     N/A       $1,339     $1,894      $2,761
EQ/Small Company Index                       $781     $1,283     $1,794      $2,561     N/A       $1,283     $1,794      $2,561
EQ/T. Rowe Price Growth Stock                $834     $1,443     $2,076      $3,120     N/A       $1,443     $2,076      $3,120
EQ/Templeton Growth                          $856     $1,507     $2,184      $3,340     N/A       $1,507     $2,184      $3,340
EQ/UBS Growth and Income                     $832     $1,437     $2,066      $3,100     N/A       $1,437     $2,066      $3,100
EQ/Van Kampen Comstock                       $822     $1,404     $2,009      $2,988     N/A       $1,404     $2,009      $2,988
EQ/Van Kampen Emerging Markets Equity        $880     $1,578     $2,299      $3,573     N/A       $1,578     $2,299      $3,573
EQ/Van Kampen Mid Cap Growth                 $827     $1,419     $2,035      $3,039     N/A       $1,419     $2,035      $3,039
EQ/Van Kampen Real Estate                    $852     $1,496     $2,165      $3,300     N/A       $1,496     $2,165      $3,300



-------------------------------------------------------------------------------------
                                           If you do not surrender your contract at
                                                          the end of
                                                  the applicable time period
                                         --------------------------------------------
                                            1 year    3 years   5 years    10 years
-------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/Franklin Income                           $295     $  904     $1,538     $3,241
EQ/Franklin Small Cap Value                  $298     $  914     $1,554     $3,270
EQ/Franklin Templeton Founding Strategy      $324     $  988     $1,676     $3,506
EQ/GAMCO Mergers and Acquisitions            $300     $  917     $1,559     $3,280
EQ/GAMCO Small Company Value                 $277     $  851     $1,451     $3,070
EQ/International Core PLUS                   $284     $  870     $1,482     $3,130
EQ/International Growth                      $303     $  926     $1,574     $3,310
EQ/JPMorgan Core Bond                        $244     $  751     $1,284     $2,740
EQ/JPMorgan Value Opportunities              $263     $  807     $1,378     $2,927
EQ/Large Cap Core PLUS                       $266     $  817     $1,393     $2,958
EQ/Large Cap Growth PLUS                     $265     $  813     $1,388     $2,947
EQ/Legg Mason Value Equity                   $271     $  832     $1,419     $3,009
EQ/Long Term Bond                            $241     $  741     $1,268     $2,709
EQ/Lord Abbett Growth and Income             $270     $  829     $1,414     $2,999
EQ/Lord Abbett Large Cap Core                $275     $  845     $1,440     $3,049
EQ/Lord Abbett Mid Cap Value                 $274     $  842     $1,435     $3,039
EQ/Marsico Focus                             $288     $  882     $1,502     $3,171
EQ/Mid Cap Value PLUS                        $270     $  829     $1,414     $2,999
EQ/Money Market                              $206     $  637     $1,093     $2,356
EQ/Montag & Caldwell Growth                  $280     $  857     $1,461     $3,090
EQ/Mutual Shares                             $302     $  923     $1,569     $3,300
EQ/Oppenheimer Global                        $339     $1,035     $1,752     $3,650
EQ/Oppenheimer Main Street Opportunity       $323     $  985     $1,671     $3,496
EQ/Oppenheimer Main Street Small Cap         $331     $1,010     $1,712     $3,573
EQ/PIMCO Real Return                         $258     $  791     $1,352     $2,875
EQ/Short Duration Bond                       $246     $  757     $1,294     $2,761
EQ/Small Company Index                       $226     $  697     $1,194     $2,561
EQ/T. Rowe Price Growth Stock                $283     $  867     $1,476     $3,120
EQ/Templeton Growth                          $306     $  935     $1,590     $3,340
EQ/UBS Growth and Income                     $281     $  860     $1,466     $3,100
EQ/Van Kampen Comstock                       $269     $  826     $1,409     $2,988
EQ/Van Kampen Emerging Markets Equity        $331     $1,010     $1,712     $3,573
EQ/Van Kampen Mid Cap Growth                 $274     $  842     $1,435     $3,039
EQ/Van Kampen Real Estate                    $302     $  923     $1,569     $3,300
-------------------------------------------------------------------------------------



26 Fee table

CONDENSED FINANCIAL INFORMATION


Please see Appendix II at the end of this prospectus, for the unit values and number of units outstanding as of the periods shown for each of the variable investment options, available as of December 31, 2007.



                                                                    Fee table 27

1. Contract features and benefits

--------------------------------------------------------------------------------
In this prospectus, we use a "series" number when necessary to identify a particular contract. Once you have purchased a contract, you can identify the EQUI-VEST(SM) series you have by referring to your confirmation notice, or you may contact your financial professional, or you may call our toll-free number.


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount for each type and series of contract purchased. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" in "More information" later in this prospectus. The following table summarizes our rules regarding contributions to your contract. Ages in the table refer to the age of the annuitant.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Annuitant     Minimum
 Contract type    issue ages   contributions
--------------------------------------------------------------------------------
NQ                0-83         o $1,000 (initial), and/or $50
                                 (additional) (all series)
--------------------------------------------------------------------------------
Traditional IRA   0-83         o $20 (initial and/or additional)
                                 (series 100 and 200)
                               o $50 (initial and/or additional)
                                 (series 300 and 400)


--------------------------------------------------------------------------------------------
                      Source of                               Limitations on
 Contract type      contributions                             contributions
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
NQ                o After-tax money.                           Not applicable.
                  o Paid to us by check or transfer
                    of contract value in a tax
                    deferred exchange under Sec-
                    tion 1035 of the Internal
                    Revenue Code.
                  o Paid to us by an employer who
                    establishes a payroll deduction
                    program.
--------------------------------------------------------------------------------------------
Traditional IRA   o "Regular" traditional IRA con-       o Regular IRA contributions may
                    tributions either made by you          not exceed $5,000.
                    or paid to us by an employer           o No regular IRA contributions in
                    who establishes a payroll              the year you turn age 70-1/2 and
                    deduction program.                     thereafter.
                  o Additional catch-up                  o Rollover and direct transfer
                    contributions.                         contributions after age 70-1/2
                  o Eligible rollover distributions        must be net of required mini-
                    from 403(b) plans, qualified           mum distributions.
                    plans and governmental                 o Additional catch-up contribu-
                    employer EDC plans.                    tions of up to $1,000 per
                  o Rollovers from another tradi-          calendar year where the owner
                    tional individual retirement           is at least age 50 but under
                    arrangement.                           age 70-1/2 at any time during
                  o Direct custodian-to-custodian          the calendar year for which the
                    transfers from other traditional       contribution is made.
                    individual retirement arrange-
                    ments.


28 Contract features and benefits

--------------------------------------------------------------------------------------------
                  Annuitant     Minimum
 Contract type   issue ages   contributions
--------------------------------------------------------------------------------------------
Roth IRA and     0-83         o $20 (initial and/or additional)
Roth Advantage                  (series 100 and 200)
                              o $50 (initial and/or additional)
                                (series 300, 400 and 500)
QP IRA           0-83         o $1,000 additional (series 100
                                 and 200)
                              o $2,500 additional (series 300
                                and 400)



--------------------------------------------------------------------------------------------
                   Source of                                Limitations on
 Contract type   contributions                              contributions
--------------------------------------------------------------------------------------------
Roth IRA and     o Regular Roth IRA contribu-            o Regular Roth IRA contributions
Roth Advantage     tions either made by you or             may not exceed $5,000.
                   paid to us by an employer who           o Contributions are subject to
                   establishes a payroll deduction         income limits and other tax
                   program.                                rules. See "Contributions to
                 o Additional catch-up                     Roth IRAs" in "Tax informa-
                   contributions.                          tion" later in this prospectus.
                 o Rollovers from another Roth           o Additional catch-up contribu-
                   IRA.                                    tions of up to $1,000 per
                 o Rollovers from a "designated            calendar year if the owner is at
                   Roth contribution account"              least age 50 at any time during
                   under a 401(k) plan or 403(b)           the calendar year for which the
                   plan.                                   contribution is made.
                 o Conversion rollovers from a
                   traditional IRA or other eligible
                   retirement plan.
                 o Direct transfers from another
                   Roth IRA.
--------------------------------------------------------------------------------------------
QP IRA           o Rollovers from a qualified            o Rollover contributions after age
                   plan.                                   70-1/2 must be net of required
                 o Rollovers from a TSA.                   minimum distributions.
                 o The EQUI-VEST(SM) QP IRA con-         o "Regular" after-tax contribu-
                   tract is intended to be a               tions are not permitted.
                   conduit IRA to be used prima-
                   rily for rollover contributions
                   from a qualified plan or TSA,
                   although we accept regular
                   IRA contributions (limits
                   described above under "tradi-
                   tional IRA").
--------------------------------------------------------------------------------------------


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all EQUI-VEST(SM) series and EQUI-VEST(SM) At Retirement(SM) contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue). We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000.


For information on when contributions are credited see "Dates and prices at which contract events occur" under "More information" later in this prospectus.




                                               Contract features and benefits 29

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. Under any type of IRA contract, the owner and annuitant must be the same person.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to a 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Additional contributions may also be made by wire transfer or our automatic investment program. The methods of payment are discussed in detail under "About other methods of payment" in "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the contribution. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.


Generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.


--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the guaranteed interest option and the fixed maturity options.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and the fixed maturity options.
--------------------------------------------------------------------------------

30  Contract features and benefits

PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), if applicable, for each portfolio.



--------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective
--------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.
--------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.
--------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a
 ALLOCATION                   greater emphasis on current income.
--------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.
--------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,
 ALLOCATION                   with a greater emphasis on capital appreciation.
--------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital
                              appreciation, consistent with a prudent level of risk.
--------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.
--------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current
                              income and capital appreciation.
--------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.
 CORE EQUITY
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
AXA Premier VIP Trust         Investment Manager (or Sub-Adviser(s), as
Portfolio Name                applicable)
--------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     o AXA Equitable
--------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   o AXA Equitable
--------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       o AXA Equitable
--------------------------------------------------------------------------------------
AXA MODERATE-PLUS             o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       o AllianceBernstein L.P.
 EQUITY
                              o ClearBridge Advisors, LLC

                              o Legg Mason Capital Management, Inc.

                              o Marsico Capital Management, LLC
--------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        o BlackRock Financial Management, Inc.

                              o Pacific Investment Management Company
                                LLC
--------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      o Invesco Aim Capital Management, Inc.

                              o RCM Capital Management LLC

                              o Wellington Management Company, LLP
--------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       o Pacific Investment Management Company
                                LLC

                              o Post Advisory Group, LLC
--------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    o AllianceBernstein L.P.
 EQUITY
                              o JPMorgan Investment Management Inc.

                              o Marsico Capital Management, LLC
--------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o AllianceBernstein L.P.
 CORE EQUITY
                              o Janus Capital Management LLC

                              o Thornburg Investment Management, Inc.
--------------------------------------------------------------------------------------


                                               Contract features and benefits 31

--------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective
--------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------------
MULTIMANAGER MID CAP          Long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    Long-term growth of capital.
--------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       Long-term growth of capital.
--------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION        Seeks the highest total return over time consistent with
                              its asset mix. Total return includes capital growth and
                              income.
--------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION        Seeks the highest total return over time consistent with
                              its asset mix. Total return includes capital growth and
                              income.
--------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION        Seeks the highest total return over time consistent with
                              its asset mix. Total return includes capital growth and
                              income.
--------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION        Seeks the highest total return over time consistent with
                              its asset mix. Total return includes capital growth and
                              income.
 EQ Advisors Trust
Portfolio Name                 Objective
--------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-     Seeks to achieve long-term growth of capital.
 MON STOCK
--------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve high current income consistent with
 MEDIATE GOVERNMENT           relative stability of principal.
 SECURITIES
--------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve long-term growth of capital.
 NATIONAL
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
AXA Premier VIP Trust         Investment Manager (or Sub-Adviser(s), as
Portfolio Name                applicable)
--------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o RCM Capital Management LLC
 GROWTH
                              o TCW Investment Management Company
                              o T. Rowe Price Associates, Inc.
--------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o AllianceBernstein L.P.
 VALUE
                              o Institutional Capital LLC
                              o MFS Investment Management
--------------------------------------------------------------------------------------
MULTIMANAGER MID CAP          o AllianceBernstein L.P.
 GROWTH
                              o Franklin Advisers, Inc.
                              o Provident Investment Counsel, Inc.
--------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    o AXA Rosenberg Investment Management LLC
                              o TCW Investment Management Company
                              o Wellington Management Company, LLP
--------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        o Eagle Asset Management, Inc.
 GROWTH
                              o Wells Capital Management Inc.
--------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        o Franklin Advisory Services, LLC
 VALUE
                              o Lazard Asset Management LLC
--------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       o Firsthand Capital Management, Inc.
                              o RCM Capital Management LLC
                              o Wellington Management Company, LLP
--------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION        o AXA Equitable
--------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION        o AXA Equitable
--------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION        o AXA Equitable
--------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION        o AXA Equitable
 EQ Advisors Trust              Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  applicable)
--------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-     o AllianceBernstein L.P.
 MON STOCK
--------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   o AllianceBernstein L.P.
 MEDIATE GOVERNMENT
 SECURITIES
--------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   o AllianceBernstein L.P.
 NATIONAL
--------------------------------------------------------------------------------------


32 Contract features and benefits

-------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     Seeks to achieve long-term growth of capital.
 CAP GROWTH
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   Seeks to achieve high current income consistent with
 BOND                          moderate risk to capital.
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Seeks to achieve long-term growth of capital.
 CAP GROWTH
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks to achieve capital appreciation.
-------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II       Seeks to achieve long-term capital appreciation.
-------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE         Seeks to increase value through bull markets and bear
 LONG/SHORT EQUITY             markets using strategies that are designed to limit expo-
                               sure to general equity market risk.
-------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       Seeks to achieve capital appreciation and secondarily,
 EQUITY                        income.
-------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     Seeks to provide current income and long-term growth of
 VALUE                         income, accompanied by growth of capital.
-------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      Seeks to achieve a combination of growth and income to
 INCOME                        achieve an above-average and consistent total return.
-------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            Seeks to achieve long-term capital appreciation.
 RESPONSIBLE
-------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH     Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            Seeks to achieve long-term growth of capital.
 RESEARCH
-------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         Seeks to maximize current income.
 YIELD BOND
-------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE      Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            Seeks to achieve a total return before expenses that
                               approximates the total return performance of the S&P
                               500 Index, including reinvestment of dividends, at a risk
                               level consistent with that of the S&P 500 Index.
-------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL     Seeks to achieve capital growth and current income.
 BOND
-------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             Seeks to achieve long-term capital growth.
-------------------------------------------------------------------------------------------
EQ/FI MID CAP                  Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/FRANKLIN INCOME             Seeks to maximize income while maintaining prospects
                               for capital appreciation.
-------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE    Seeks to achieve long-term total return.
-------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON          Primarily seeks capital appreciation and secondarily seeks
 FOUNDING STRATEGY             income.



-------------------------------------------------------------------------------------------
EQ Advisors Trust              Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     o AllianceBernstein L.P.
 CAP GROWTH
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   o AllianceBernstein L.P.
 BOND
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     o AllianceBernstein L.P.
 CAP GROWTH
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     o AllianceBernstein L.P.
-------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II       o Ariel Capital Management, LLC
-------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE         o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY
-------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       o BlackRock Investment Management, LLC
 EQUITY
-------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     o BlackRock Investment Management
 VALUE                           International Limited
-------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      o Boston Advisors, LLC
 INCOME
-------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            o Calvert Asset Management Company, Inc.
 RESPONSIBLE                   o Bridgeway Capital Management, Inc.
-------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH     o Capital Guardian Trust Company
-------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            o Capital Guardian Trust Company
 RESEARCH
-------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         o Caywood-Scholl Capital Management
 YIELD BOND
-------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE      o Davis Selected Advisers, L.P.
-------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            o AllianceBernstein L.P.
-------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL     o Evergreen Investment Management
 BOND                            Company, LLC
                               o First International Advisors, LLC (dba
                                 "Evergreen International")
-------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             o Evergreen Investment Management
                                 Company, LLC
-------------------------------------------------------------------------------------------
EQ/FI MID CAP                  o Fidelity Management & Research Company
-------------------------------------------------------------------------------------------
EQ/FRANKLIN INCOME             o Franklin Advisers, Inc.
-------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE    o Franklin Advisory Services, LLC
-------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON          o AXA Equitable
 FOUNDING STRATEGY
-------------------------------------------------------------------------------------------


                                               Contract features and benefits 33

-------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
-------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND           Seeks to achieve capital appreciation.
 ACQUISITIONS
-------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         Seeks to maximize capital appreciation.
 VALUE
-------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS     Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        Seeks to achieve capital appreciation.
-------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          Seeks to provide a high total return consistent with mod-
                               erate risk to capital and maintenance of liquidity.
-------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              Seeks to achieve long-term capital appreciation.
 OPPORTUNITIES
-------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         Seeks to achieve long-term growth of capital with a sec-
                               ondary objective to seek reasonable current income. For
                               purposes of this Portfolio, the words "reasonable current
                               income" mean moderate income.
-------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth
-------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation
                               through investment in long-maturity debt obligations.
-------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of
 INCOME                        income without excessive fluctuation in market value.
-------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Seeks to achieve capital appreciation and growth of
 CORE                          income with reasonable risk.
-------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.
-------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation.
-------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income, preserve
                               its assets and maintain liquidity.
-------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.
 GROWTH
 EQ/MUTUAL SHARES              Seeks to achieve capital appreciation, which may occa-
                               sionally be short-term, and secondarily, income.
-------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          Seeks to achieve capital appreciation.
-------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve long-term capital appreciation.
 OPPORTUNITY
-------------------------------------------------------------------------------------------



---------------------------------------------------------------------------
EQ Advisors Trust              Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
---------------------------------------------------------------------------
EQ/GAMCO MERGERS AND           o GAMCO Asset Management Inc.
 ACQUISITIONS
---------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         o GAMCO Asset Management Inc.
 VALUE
---------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS     o AXA Equitable
                               o Mellon Capital Management Corporation
                               o Wentworth Hauser and Violich, Inc.
---------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        o MFS Investment Management
---------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          o JPMorgan Investment Management Inc.
---------------------------------------------------------------------------
EQ/JPMORGAN VALUE              o JPMorgan Investment Management Inc.
 OPPORTUNITIES
---------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         o  AXA Equitable
                               o Institutional Capital LLC
                               o Mellon Capital Management Corporation
---------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       o AXA Equitable
                               o Marsico Capital Management, LLC
                               o Mellon Capital Management Corporation
---------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     o Legg Mason Capital Management, Inc.
---------------------------------------------------------------------------
EQ/LONG TERM BOND              o BlackRock Financial Management, Inc.
---------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      o Lord, Abbett & Co. LLC
 INCOME
---------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       o Lord, Abbett & Co. LLC
 CORE
---------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   o Lord, Abbett & Co. LLC
---------------------------------------------------------------------------
EQ/MARSICO FOCUS               o Marsico Capital Management, LLC
---------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          o AXA Equitable
                               o Mellon Capital Management Corporation
                               o Wellington Management Company LLP
---------------------------------------------------------------------------
EQ/MONEY MARKET                o The Dreyfus Corporation
---------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           o Montag & Caldwell, Inc.
 GROWTH
 EQ/MUTUAL SHARES              o Franklin Mutual Advisers, LLC
---------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          o OppenheimerFunds, Inc.
---------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     o OppenheimerFunds, Inc.
 OPPORTUNITY
---------------------------------------------------------------------------


34 Contract features and benefits

---------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name               Objective
---------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET   Seeks to achieve capital appreciation.
 SMALL CAP
---------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN         Seeks to achieve maximum real return consistent with
                             preservation of real capital and prudent investment man-
                             agement.
---------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND       Seeks to achieve current income with reduced volatility of principal.
---------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the
                             deduction of Portfolio expenses) the total return of the
                             Russell 2000 Index.
---------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and
 STOCK                       secondarily, income.
---------------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH          Seeks to achieve long-term capital growth.
---------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     Seeks to achieve total return through capital appreciation with income as a secondary consideration.
---------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       Seeks to achieve capital growth and income.
---------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING       Seeks to achieve long-term capital appreciation.
 MARKETS EQUITY
---------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP        Seeks to achieve capital growth.
 GROWTH
---------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE    Seeks to provide above average current income and long-
                             term capital appreciation.
---------------------------------------------------------------------------------------



---------------------------------------------------------------------------
EQ Advisors Trust            Investment Manager (or Sub-Adviser(s), as
Portfolio Name               applicable)
---------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET   o OppenheimerFunds, Inc.
 SMALL CAP
---------------------------------------------------------------------------
EQ/PIMCO REAL RETURN         o Pacific Investment Management Company,
                             LLC
---------------------------------------------------------------------------
EQ/SHORT DURATION BOND       o BlackRock Financial Management, Inc.
---------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       o AllianceBernstein L.P.
---------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      o T. Rowe Price Associates, Inc.
 STOCK
---------------------------------------------------------------------------
EQ/TEMPLETON GROWTH          o Templeton Global Advisors Limited
---------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     o UBS Global Asset Management
                               (Americas) Inc.
---------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       o Morgan Stanley Investment Management Inc.
---------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING       o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
---------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP        o Morgan Stanley Investment Management Inc.
 GROWTH
---------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE    o Morgan Stanley Investment Management Inc.
---------------------------------------------------------------------------




You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the portfolios. The prospectuses should be read carefully before investing.



                                               Contract features and benefits 35

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account in "More information" later in this prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. The rate may be different depending upon certain factors including the type and series of your contract and when the allocation is made. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,
(2) the annual minimum guaranteed interest rate for the calendar year, and
(3) the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.


Generally, the annual minimum guaranteed interest rate for 2008 is 2.75% or 4.0% depending on the lifetime guaranteed minimum rate of your contract. Depending on your contract type, contract series, and the state where your contract is issued, the lifetime minimum guaranteed interest rate ranges from 1.0% to 3.0% (may be 4.0% for series 100 NQ contracts in certain states). The lifetime minimum guaranteed interest rate is shown in your contract. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Check with your financial professional as to which rate applies in your state and to your contract series. Current interest rates will never be less than the annual minimum guaranteed interest rate.


FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years (one to seven in Oregon). We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the

"rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." Your financial professional can provide you with the approval status of the fixed maturity options in your state.


--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------
The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15th for maturity years ranging from one through ten. Not all fixed maturity options will be available for annuitant ages 76 and above. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 (7 in Oregon) fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o   the rate to maturity is 3%; or

o   the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 15, 2008, the next available maturity date was June 15, 2013 (see "About our fixed maturity options" in "More information" later in this prospectus). We may change our procedures in the future.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

36 Contract features and benefits

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix III at the end of this prospectus provides an example of how the market value adjustment is calculated.


SELECTING YOUR INVESTMENT METHOD

You must choose one of the following methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart and no transfer restrictions will apply.

TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time, there will be no restrictions on the amount you can transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time, you will be able to use the fixed income variable investment options listed in group "B" as well as the fixed maturity options.

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate new contributions to, or transfer amounts into the variable investment options in group "B" (including through our rebalancing program) or the fixed maturity options. However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.




--------------------------------------------------------------------------------
                               Investment Options
--------------------------------------------------------------------------------
                                        A
--------------------------------------------------------------------------------
o Guaranteed Interest Option
--------------------------------------------------------------------------------
Domestic stocks
--------------------------------------------------------------------------------
o AXA Aggressive Allocation               o EQ/Lord Abbett Mid Cap Value
o AXA Moderate-Plus Allocation            o EQ/Marsico Focus
o EQ/AllianceBernstein Common Stock       o EQ/Mid Cap Value PLUS
o EQ/AllianceBernstein Large Cap          o EQ/Montag & Caldwell Growth
  Growth                                  o EQ/Mutual Shares
o EQ/AllianceBernstein Small Cap          o EQ/Oppenheimer Main Street
  Growth                                    Opportunity
o EQ/AllianceBernstein Value              o EQ/Oppenheimer Main Street Small
o EQ/Ariel Appreciation II                  Cap
o EQ/AXA Rosenberg Value Long/Short       o EQ/Small Company Index
  Equity                                  o EQ/T. Rowe Price Growth Stock
o EQ/BlackRock Basic Value Equity         o EQ/Templeton Growth
o EQ/Boston Advisors Equity Income        o EQ/UBS Growth and Income
o EQ/Calvert Socially Responsible         o EQ/Van Kampen Comstock
o EQ/Capital Guardian Growth              o EQ/Van Kampen Mid Cap Growth
o EQ/Capital Guardian Research            o EQ/Van Kampen Real Estate
o EQ/Davis New York Venture               o Multimanager Aggressive Equity
o EQ/Equity 500 Index                     o Multimanager Health Care
o EQ/Evergreen Omega                      o Multimanager Large Cap Core Equity
o EQ/FI Mid Cap                           o Multimanager Large Cap Growth
o EQ/Franklin Small Cap Value             o Multimanager Large Cap Value
o EQ/Franklin Templeton Founding          o Multimanager Mid Cap Growth
  Strategy                                o Multimanager Mid Cap Value
o EQ/GAMCO Mergers and Acquisitions       o Multimanager Small Cap Growth
o EQ/GAMCO Small Company Value            o Multimanager Small Cap Value
o EQ/JPMorgan Value Opportunities         o Multimanager Technology
o EQ/Large Cap Core PLUS                  o Target 2015 Allocation(1)
o EQ/Large Cap Growth PLUS                o Target 2025 Allocation(1)
o EQ/Legg Mason Value Equity              o Target 2035 Allocation(1)
o EQ/Lord Abbett Growth and Income        o Target 2045 Allocation(1)
o EQ/Lord Abbett Large Cap Core
--------------------------------------------------------------------------------
International stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International      o EQ/Oppenheimer Global
o EQ/BlackRock International Value        o EQ/Van Kampen Emerging Markets
o EQ/International Core PLUS                Equity
o EQ/International Growth                 o Multimanager International Equity
--------------------------------------------------------------------------------
Balanced/hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation
--------------------------------------------------------------------------------
                                        B
--------------------------------------------------------------------------------
Fixed income
--------------------------------------------------------------------------------
o AXA Conservative Allocation             o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation        o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate       o EQ/Money Market
  Government Securities                   o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond       o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond       o Multimanager Core Bond
o EQ/Evergreen International Bond         o Multimanager High Yield
o EQ/Franklin Income
--------------------------------------------------------------------------------
Fixed maturity options
--------------------------------------------------------------------------------
The fixed maturity options are only available in states where approved. Transfer restrictions apply as indicated above under "Fixed maturity options and maturity dates."
--------------------------------------------------------------------------------



(1) Since these investment options, collectively, the "Target Allocation investment options," as they approach their respective target dates, and thereafter, are expected to invest more heavily in fixed income securities, we reserve the right to make them group "B" investment options at or after their respective target dates. Please note that if you select the "Maximum transfer flexibility" method, and have included any of the Target Allocation investment options among your investment options, you will be deemed to have changed to the "maximum investment options choice" method. If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.



ALLOCATING YOUR CONTRIBUTIONS
Once you have made your investment method choice, you may allocate your contributions to one or more, or all of the investment options that you have chosen, subject to any restrictions under the investment method you chose. However, you may not allocate more than one contribution to any one fixed maturity option. If the annuitant is age 76 or


                                              Contract features and benefits  37
older, you may only allocate contributions to fixed maturity options with maturities of five years or less. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options, they become part of your account value. We discuss account value in "Determining your contract's value," later in this prospectus. After your contract is issued, you may request that we add or eliminate any variable investment options that result in transfer restrictions. We reserve the right to deny your request. See "Transferring your money among investment options" later in this prospectus.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS
If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.


For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contribution but will not include interest. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


We may require that you wait six months before you apply for a contract with us again if:
o   you cancel your contract during the free look period; or
o you change your mind before you receive your contract whether we have received your contribution or not. Please see "Tax information" later in this prospectus for possible consequences of cancelling your contract.


Also, if you fully or partially convert an existing traditional IRA contract to a Roth IRA or Roth Advantage, you may cancel your Roth IRA or Roth Advantage contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions. Ask for the form entitled "EQUI-VEST(SM) Roth IRA
Re-Characterization Form."

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrender of your contract to receive its cash value," later in this prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus for possible consequences of cancelling your contract.



38  Contract features and benefits

2. Determining your contract's value

--------------------------------------------------------------------------------
YOUR ACCOUNT VALUE AND CASH VALUE
Your "account value" is the total of the: (i) values you have allocated to the variable investment options; (ii) the guaranteed interest option; and (iii) the market adjusted amounts you have in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses" later in this prospectus.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) any applicable withdrawal charges and (ii) the total amount or a pro rata portion of the annual administrative charge. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------
The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:


(i)   increased to reflect additional contributions;


(ii)  decreased to reflect a withdrawal (plus applicable withdrawal charges); or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of a variable investment option.

In addition, the annual administrative charge or third-party transfer or exchange charge, will reduce the number of units credited to your contract. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in a fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


                                           Determining your contract's value  39

3. Transferring your money among investment options

--------------------------------------------------------------------------------
TRANSFERRING YOUR ACCOUNT VALUE
At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o You may not transfer to a fixed maturity option in which you already have value.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3%.


o If the annuitant is age 76 or older, you must limit your transfers to fixed maturity options with maturities of five years or less. As of February 15, 2008, not all maturities were available. You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.


o If you make transfers out of a fixed maturity option other than at its maturity date the transfer will cause a market value adjustment.


o If you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this Prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year.

o If you transfer money from another financial institution into the guaranteed interest option during your first contract year, and if you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this Prospectus) you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.


See Appendix I for transfer restrictions under Original Contracts.

Upon advance notice to you, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing or by telephone using TOPS or online using EQAccess. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts to be transferred, and

(3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies,


40 Transferring your money among investment options which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



AUTOMATIC TRANSFER OPTIONS


INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.

FIXED-DOLLAR OPTION. Under this option, you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above.

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

See Appendix I for restrictions under Original Contracts.

The fixed-dollar option and interest sweep feature are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier option will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.


                            Transferring your money among investment options  41

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.


REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. You must tell us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested. The rebalancing program will then remain in effect unless you request in writing that it be cancelled.

You may change your allocation instructions or cancel the program at any time.


42  Transferring your money among investment options

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE
You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.


--------------------------------------------------------------------------------
                             Method of Withdrawal
--------------------------------------------------------------------------------
                                                     Minimum
Contract              Partial      Systematic     distribution
--------------------------------------------------------------------------------
NQ                     Yes            Yes             No
traditional IRA        Yes            Yes             Yes
QP IRA                 Yes            Yes             Yes
Roth Advantage         Yes            Yes             No
Roth IRA               Yes            Yes             No
--------------------------------------------------------------------------------


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we may treat it as a request to surrender the contract for its cash value. See "Surrender of your contract to receive its cash value" below.

Partial withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge. (See "10% free withdrawal amount" in "Charges and expenses" later in this prospectus.)


SYSTEMATIC WITHDRAWALS
(All contracts)

If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from more than one variable investment option (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or


(3) you may specify a dollar amount from only one variable investment option. If you choose this option and the value in that variable investment option drops below the requested amount, the requested withdrawal amount will be taken on a pro rata basis from all the variable investment options in which you have value.


You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS
(Traditional IRA and QP IRA contracts -- See "Tax information" later in this prospectus)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. You may choose instead an annuity payout option. Before electing an account-based withdrawal option, please refer to "Required minimum distributions" under "Individual Retirement Arrangements ("IRAs")" in "Tax information" later in this prospectus. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals, which could increase the amount required to be withdrawn. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 70-1/2 or in any later year. To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually.


Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic



                                                        Accessing your money  43
withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 10% free withdrawal amount.

--------------------------------------------------------------------------------
We will send to traditional IRA and QP IRA owners a form outlining the minimum distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the investment options. A market value adjustment will apply if withdrawals are taken from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE


If you are receiving Required Minimum Distribution payments from a traditional IRA or QP IRA contract, you may use our automatic deposit service.

Under this service, we will automatically deposit the Required Minimum Distribution payment from your traditional IRA or QP IRA contract directly into an EQUI-VEST(SM) NQ or Roth IRA or an EQUI-VEST(SM) Express (if available in your state) NQ or Roth IRA contract, according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs. See "Tax information -- Roth IRAs" later in this prospectus.



DEPOSIT OPTION FOR NQ CONTRACTS ONLY

You can elect the deposit option for your benefit while you are alive, or for the benefit of your beneficiary.

Proceeds from your NQ contract can be deposited with us for a period you select (including one for as long as the annuitant lives). We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period. We will pay out the interest on the amount deposited at least once each year.

If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds can be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

Other restrictions apply to the deposit option. Your financial professional can provide more information about this option, or you may call our processing office.


SURRENDER OF YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus.


TERMINATION

We may terminate your contract and pay you the cash value if:

(1) your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

(2) you request a partial withdrawal that reduces your account value to an amount less than $500; or

(3) you have not made any contributions within 120 days from your contract date.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,


(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or


(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST(SM) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue.


44  Accessing your money

ANNUITY PAYOUT OPTIONS
--------------------------------------------------------------------------------
Fixed annuity payout options          o Life annuity
                                      o Life annuity with period
                                        certain
                                      o Life annuity with refund
                                        certain
                                      o Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity payout     o Life annuity (not available in
   options (described in a separate     NY)
   prospectus for this option)        o Life annuity with period
                                        certain
--------------------------------------------------------------------------------

o   Life annuity: An annuity that guarantees payments for the rest of the
    ------------
    annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o   Life annuity with period certain: An annuity that guarantees payments for
    --------------------------------
    the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

o   Life annuity with refund certain: An annuity that guarantees payments for
    --------------------------------
    the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o   Period certain annuity: An annuity that guarantees payments for a specific
    ----------------------
    period of time, usually 5, 10, 15, or 20 years. This guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, to the survivor for life. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

We may offer other payout options not outlined here. Your financial professional can provide details.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the EQUI-VEST(SM) contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your EQUI-VEST(SM) contract's maturity date. Your EQUI-VEST(SM) contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the EQUI-VEST(SM) contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made, other than transfers among the variable investment options if a variable immediate annuity is selected.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and


                                                        Accessing your money  45

(4) in certain instances, the sex of the annuitant(s).

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix IV later in this prospectus for state variations.


EQUI-VEST(SM) AT RETIREMENT(SM)

If you have a traditional IRA, Roth IRA, QP IRA, or NQ contract, you may be eligible to convert your EQUI-VEST(SM) contract to a new EQUI-VEST(SM) At Retirement(SM) contract. EQUI-VEST(SM) At Retirement(SM) is a deferred variable annuity contract that offers living benefits (Guaranteed withdrawal benefit for life or Guaranteed minimum income benefit) and enhanced death benefits. The EQUI-VEST(SM) At Retirement(SM) contract has no withdrawal charges.

At the time of conversion, you must meet the following conditions in order to qualify for this conversion offer. You must be between the ages of 55 and 85, your contract must have an account value of at least $50,000, you must purchase at least one of the living or enhanced death benefits, there can be no withdrawal charges applicable under your existing EQUI-VEST(SM) contract, and no rollover/direct transfer contributions can have been made to the existing contract in the two contract years prior to the date you apply for the new contract. The written application for the new EQUI-VEST(SM) At Retirement(SM) contract must be received by our Processing Office no later than the close of business on December 31, 2016 or such later date as we state in writing to you. The EQUI-VEST(SM) At Retirement(SM) contract and its benefits, including the charges for such benefits are described in a separate prospectus.


46  Accessing your money

5. Charges and expenses

--------------------------------------------------------------------------------
CHARGES THAT AXA EQUITABLE DEDUCTS
We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o   A mortality and expense risks charge

o   A charge for other expenses

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On the last day of the contract year an annual administrative charge, if applicable

o   Charge for third-party transfer or exchange (series 300, 400 and 500 only)

o At the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge, if applicable

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply

More information about these charges appears below. The charges differ depending on which contract series you purchase.

We will not increase these charges for the life of your contract, except as noted below. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


CHARGES UNDER THE CONTRACTS


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit.


The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. For series 300, 400 and 500, we may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract.

The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.


To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.

For each series the daily charge is a percentage of net assets that is equivalent to an annual rate of:

o 1.10% current and maximum in each variable investment option under series 300 contracts

o 1.10% current and 1.75% maximum in each variable investment option under series 400 contracts

o 1.20% current and 1.75% maximum in each variable investment option under series 500 contracts

o 0.56% current and 0.65% maximum under series 100 contracts, and 1.15% current and 1.24% maximum under series 200 contracts in the EQ/AllianceBernstein Common Stock and EQ/Money Market options

o 0.50% current and maximum under series 100 contracts, and 1.09% current and maximum under series 200 contracts for all other variable investment options

CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts.

The daily charge is equivalent to a maximum annual rate of:


(i) under series 300, 400 and 500 contracts, 0.25% of the net assets in each variable investment option. For all variable investment options under series 300 and 400 other than the AXA Moderate Allocation, Multimanager Aggressive Equity, EQ/AllianceBernstein Common Stock and EQ/Money Market options, we currently deduct 0.24% of the net assets. We may, upon advance notice to you, increase the charge to 0.25% of the net assets for these variable investment options;


(ii) under series 100 contracts, 0.84% of the net assets in each variable investment option. 0.60% of this charge is designed to reimburse us for research and development costs and for administrative expenses that are not covered by the annual administrative charge described below. The remaining 0.24% is to reimburse us for the cost of financial accounting services we provide under the contracts;

(iii) under series 200 contracts, the charge for expenses and financial accounting is 0.25% of the net asset value in each variable investment option.

MAXIMUM TOTAL CHARGES

Under series 500 contracts, the total annual rate for the above charges is 1.45%. We may increase or decrease this total annual rate, but we


                                                        Charges and expenses  47
may not increase it above a maximum rate of 2.00%. We will only make any increase after we have sent you advance notice. Any increase or decrease will apply only after the date of the change. Any changes we make will reflect differences in costs and anticipated expenses, and will not be unfairly discriminatory.

Total Separate Account A annual expenses of the variable investment options (not including the Trusts fees and other expenses) are guaranteed not to exceed a total annual rate of (i) 1.35% for series 300; (ii) 1.49% for series 100 and 200 for the EQ/AllianceBernstein Common Stock and EQ/Money Market options;
(iii) 1.34% for all the other options not listed in (ii) for series 100 and 200; and (iv) 2.00% for series 400.


Under series 100 and 200 contracts for the AXA Moderate Allocation, Multimanager Aggressive Equity, EQ/AllianceBernstein Common Stock and EQ/Money Market options, the combined amount of the Separate Account A charges to these variable investment options and Trust charges for investment advisory fees and direct operating expenses may not exceed a total annual rate of 1.75% of the value of the assets held in each of those variable investment options.



ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

Under series 300, 400 and 500, during the first two contract years, the charge is equal to $30 or, if less, 2% of your current account value plus any amount previously withdrawn during the contract year. The charge is currently $30 for contract years three and later. We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We waive the charge if your account value is at least $25,000 for an NQ contract or $20,000 for an IRA contract. We reserve the right to deduct this charge on a quarterly, rather than annual basis.

Under series 100 and 200, the charge is equal to $30 or, if less, 2% of the current account value plus any amount previously withdrawn during that contract year. We waive this charge if your account value is at least $10,000.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST(SM) contract/certificate having an account value that, when combined with the account value of other EQUI-VEST(SM) contracts/certificates owned by the same person, exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to EQUI-VEST(SM) contracts/certificates owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.

CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE

Under series 300 (except in FL), 400 and 500 contracts, we impose a charge for making a direct transfer of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and a charge of $25 for each direct transfer or exchange. We reserve the right to increase this charge to a maximum of $65.


WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options. If we deduct all or a portion of the withdrawal charge from the fixed maturity options, a market value adjustment will apply. See "About our fixed maturity options" in "More information" later in this prospectus.

We may reduce the withdrawal charge in order to comply with any state law requirement. See "Contracts issued in New York -- fixed maturity options," below.

o   For series 100 and 200 NQ contracts, all series 300, 400, and 500 contracts

The amount of the withdrawal charge we deduct is equal to 6% of contributions withdrawn that were made in the current and five prior contract years measured from the date of the withdrawal.

In the case of surrenders, we will pay you the greater of the following up to a maximum of the account value:

o the account value after any withdrawal charge has been imposed (cash value), or

o the 10% free withdrawal amount plus the contributions made before the current and five prior participation years that have not been previously withdrawn plus 94% of (a) the remaining account value, minus (b) any administrative fees. Under series 100 and 200 NQ contracts, if the annuitant is age 59 or older when the contract is issued, this percentage will be 95% in the fifth contract year and 96% in the sixth contract year. There is a reduction in the withdrawal charge for older annuitants in the fifth and sixth contract years.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the 10% free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contribu-


48  Charges and expenses
tions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, the federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this prospectus.

o   For series 100 and 200 traditional IRA, QP IRA and Roth IRA

The withdrawal charge equals a percentage of the amount withdrawn. The percentage that applies depends on the contract year in which the withdrawal is made, according to the following table:

--------------------------------
 Contract Year(s)       Charge
--------------------------------
    1 through 5          6%*
    6 through 8          5
         9               4
        10               3
        11               2
        12               1
   13 and later          0
--------------------------------

* This percentage may be reduced at older ages for certain contracts. Your AXA Equitable financial professional can provide further details about the contract series you own.

The total of all withdrawal charges assessed will not exceed 8% of all contributions made during the current contract year and the nine contract years before the withdrawal is made.
                      ----------------------------------
We reserve the right to reduce or waive the withdrawal charge including transfers to a traditional IRA, QP IRA and Roth IRA from another EQUI-VEST(SM) contract. Any such charge will not be unfairly discriminatory. The withdrawal charge may be reduced in order to comply with any state law requirement.

WHEN WITHDRAWAL CHARGES DO NOT APPLY

o 10% free withdrawal amount. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year. For series 100 and 200 traditional IRA and Roth IRA contracts, the 10% free withdrawal amount described above will be available after the third contract year or you attain age 59-1/2. (Currently we are waiving this restriction.)

For existing contract owners, if you have QP IRA contract number 11933I (series
100), the 10% free withdrawal amount described above was available after the third contract year. If you have QP IRA contract number 92QPI (series 200), the free withdrawal amount was available in the first contract year.

o    For series 100 and 200 contracts

(i)  For NQ contracts, the withdrawal charge does not apply if:

o    the annuitant dies and a death benefit is payable to the beneficiary; or

o we receive a properly completed election form providing for the account value to be used to buy a life annuity payout option.

(ii) For a traditional IRA, QP IRA and Roth IRA the withdrawal charge does not apply:

o    after five contract years and the annuitant is at least age 59-1/2; or

o if you request a refund of an excess contribution within one month of the date on which the contribution is made; or

o the annuitant dies and the death benefit is made available to the beneficiary; or

o after five contract years and the annuitant is at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the annuitant's age 59-1/2 and allows no prepayment; or

o after three contract years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years and allows no prepayment; or

o if the amount withdrawn is applied to the election of a life contingent annuity payout option.

o    For series 300, 400 and 500 contracts

(i)  DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply if:

(a)  the annuitant dies and a death benefit is payable to the beneficiary; or

(b) we receive a properly completed election form providing for the account value to be used to buy a life contingent annuity or a non-life annuity with a period certain for a term of at least ten years.

(ii) DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(a) The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(b) We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(c) The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or
     Guam) and meets all of the following:

    -- its main function is to provide skilled, intermediate, or custodial nursing care;

    -- it provides continuous room and board to three or more persons;

    -- it is supervised by a registered nurse or licensed practical nurse;

    -- it keeps daily medical records of each patient;

    -- it controls and records all medications dispensed; and

    -- its primary service is other than to provide housing for residents.

Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the


                                                        Charges and expenses  49
withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

(iii) For traditional IRA, QP IRA and Roth IRA contracts the withdrawal charge also does not apply:

o     after six contract years if the annuitant is at least age 59-1/2; or

o if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.

(iv) Under series 500 (Roth Advantage) contracts the withdrawal charge also does not apply:

o     after five contract years if the annuitant is at least age 59-1/2; or

o if you withdraw an amount which is less than or equal to 25% of the account value at the time the withdrawal is requested, minus any amount previously withdrawn during that contract year, and you use the withdrawal to pay specified higher education expenses as defined in the federal income tax rules. We must receive evidence satisfactory to us that such withdrawal is in fact for such purpose; or

o after five contract years if the withdrawal is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit). We must receive evidence satisfactory to us that such withdrawal is in fact for such purpose; or

o if you request a refund of a contribution in excess of amounts allowed to be contributed under federal income tax rules within one month of the date on which you made the contribution.


CONTRACTS ISSUED IN NEW YORK -- FIXED MATURITY OPTIONS (FOR SERIES 300-500)

For contracts issued in New York, the withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 6% and will be determined by applying the New York Declining Scale ("declining scale"). If you withdraw amounts that have been transferred from one fixed maturity option to another, we use the New York Alternative Scale ("alternative scale") if it produces a higher charge than the declining scale.


--------------------------------------------------------
   Declining scale            Alternative scale
--------------------------------------------------------
  Year of investment    Year of transfer within fixed
  in fixed maturity               maturity
       option*                     option*
--------------------------------------------------------
  Within year 1   6%          Within year 1        5%
--------------------------------------------------------
        2         6%                2              4%
--------------------------------------------------------
        3         5%                3              3%
--------------------------------------------------------
        4         4%                4              2%
--------------------------------------------------------
        5         3%                5              1%
--------------------------------------------------------
        6         2%          After year 5         0%
--------------------------------------------------------
   After year 6   0%   Not to exceed 1% times
                       the number of years
                       remaining in the fixed
                       maturity option, rounded
                       to the higher number of
                       years. In other words, if
                       4.3 years remain, it would
                       be a 5% charge.
--------------------------------------------------------

* Measured from the contract date anniversary prior to the date of the contribution or transfer.

In the following example we compare the withdrawal charge that would apply to a withdrawal from a NQ or traditional IRA contract that has an account value of $10,000; $8,000 from a contribution made three years ago and $2,000 from positive investment performance.

o If you were to withdraw the total amount of the contribution within the first six years after it was made, the withdrawal charge that generally applies would be $480 (6% of $8,000). However, if when you made your contribution you allocated it to a fixed maturity option, the withdrawal charge would be lower. According to the declining scale method described above, the withdrawal charge would be limited to 5% of the $8,000, or $400 in the third year.

o The withdrawal charge may be different if when you made your contribution three years ago, you allocated it to a fixed maturity option and then in the third year, you transfer the amounts that apply to such contribution to a new fixed maturity option. In this example we assume that there is one year remaining in the new fixed maturity option. Because you made a transfer among the fixed maturity options, the alternative scale may now apply. Based on this alternative scale, a contribution that is transferred will be subject to a 5% withdrawal charge if you withdraw that contribution in the same year that you make the transfer. However, the withdrawal charge may not exceed 1% for each year remaining in the new fixed maturity option. Since, in this example, the time remaining in the new fixed maturity option is one year, the withdrawal charge under the alternative scale would be limited to 1%. Because New York regulations permit us to use the greater of the declining scale or the alternative scale, the withdrawal charge would be 5%, or $400, based on the declining scale.

o The withdrawal charge may not exceed the charge that would normally apply under the contract. Use of a New York scale can only result in a lower charge. If your contribution has been in the contract for more than six years and therefore would not have a withdrawal charge associated with it, no withdrawal charge would apply.

o If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

o As of any date on which 50% or more of your account value is held in fixed maturity options, the free withdrawal amount is zero.

For contracts issued in New York, you should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option scheduled to mature next. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.

The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower free withdrawal amount than those that would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.


50  Charges and expenses

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o   Management fees ranging from 0.10% to 1.40%.

o   12b-1 fees of 0.25% for Class IB/B shares.


o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o   Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.



GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the minimum death benefit. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA, QP IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.


                                                        Charges and expenses  51

6. Payment of death benefit

--------------------------------------------------------------------------------
YOUR BENEFICIARY AND PAYMENT OF BENEFIT
You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

DEATH BENEFIT

The death benefit is equal to the greater of (i) your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment or (ii) the "minimum death benefit." The minimum death benefit is equal to your total contributions, adjusted for withdrawals, withdrawal charges, and taxes that apply.


HOW WITHDRAWALS AFFECT THE MINIMUM DEATH BENEFIT

Depending upon contract series, contract date and the state where your contract is issued, each withdrawal you make will reduce the amount of your current minimum death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current minimum death benefit by that same percentage. For example, if your account value is $30,000, and you withdraw $12,000 you have withdrawn 40% of your account value. If your minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new minimum death benefit after the withdrawal would be $24,000 ($40,000-$16,000). Check with your financial professional.


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.


Generally, the death of the annuitant terminates the contract. However, if you are both the owner and the annuitant and your spouse is the sole primary beneficiary, the contract can be continued as discussed below under "Successor owner and annuitant." Only a spouse who is the sole primary beneficiary can be a successor owner/ annuitant. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. A beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


SUCCESSOR OWNER AND ANNUITANT: TRADITIONAL IRA, QP IRA, NQ AND ROTH IRA CONTRACTS (MAY NOT BE AVAILABLE IN ALL STATES FOR SOME SERIES). If you are the owner and annuitant and your spouse is the sole primary beneficiary, your spouse may elect upon your death, to continue the contract as the owner/annuitant and no death benefit is payable until the surviving spouse's death. If your surviving spouse decides to continue the contract, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the successor owner/annuitant feature, we will increase the account value to equal your minimum death benefit, if such death benefit is greater than such account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be withdrawn only after all other amounts have been withdrawn. For series 100 and 200 IRA contracts, withdrawal charges will no longer apply and additional contributions may no longer be made. The minimum death benefit will continue to apply.


WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions after the original owner's death, the owner changes for purposes of receiving federal tax law required distributions from your contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, we will automatically make the beneficiary your successor owner. If you do not want this beneficiary also to be the successor owner, you should name a specific successor owner. You may name a successor at any time by sending satisfactory notice to our processing office.

Unless the surviving spouse of the owner who has died is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death.

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death.

If the surviving spouse is the successor owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living. The account value must be distributed no later than 5 years after the spouse's death.


HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable


52  Payment of death benefit
requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.

Single sum payments generally are paid through the AXA Equitable Access Account, an interest bearing account with check writing privileges. The AXA Equitable Access Account is part of AXA Equitable's general account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA, QP IRA, ROTH IRA AND ROTH ADVANTAGE CONTRACTS

Upon your death under a traditional IRA, QP IRA, Roth IRA, or Roth Advantage contract, your beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. The beneficiary continuation option may not be available in all states for some series.

This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater then such account value.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death, and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA and Roth Advantage contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:


o The contract continues with your name on it for the benefit of your beneficiary.


o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options, but no additional contributions will be permitted.

o   The minimum death benefit provision will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of the beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


BENEFICIARY CONTINUATION OPTION FOR SERIES 400 NQ CONTRACTS ONLY

This feature (also known as inherited annuity), may only be elected when the NQ contract owner dies before the date annuity payments are to begin, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section.

This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.


                                                    Payment of death benefit  53

o The contract continues with your name on it for the benefit of your beneficiary.


o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o   The minimum death benefit will no longer be in effect.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. See "Taxation of nonqualified annuities" in "Tax information" later in this prospectus.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary that he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If you are both the owner and annuitant:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

o If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

o   The account value will not be reset to the death benefit amount.


o The withdrawal charge schedule and free withdrawal amount on the contract will continue to be applied to any withdrawal or surrender other than scheduled payments.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceeds the free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" earlier in this prospectus.


If a contract is jointly owned:

o The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

o If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" above.

o If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" above.


54  Payment of death benefit

7.  Tax information

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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, QP IRA, Roth IRA or Roth Advantage. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the EQUI-VEST(SM) guaranteed minimum death benefit, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total


                                                             Tax information  55
amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


In order to get annuity payment tax treatment described here, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN


If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o the owner and the annuitant are the same under the source contract and the EQUI-VEST(SM) NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the EQUI-VEST(SM) NQ contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-free basis. Special forms, agreements between carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


BENEFICIARY CONTINUATION OPTION

We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under the beneficiary continuation option for NQ contracts. See the discussion of the beneficiary continuation option for NQ contracts earlier in this prospectus. Among other things, the IRS rules that:

o scheduled payments under the beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects Withdrawal Option 1 or Withdrawal Option 2;

o scheduled payments, any additional withdrawals under Withdrawal Option 2, or contract surrenders under Withdrawal Option 1 will only be taxable to the beneficiary when amounts are actually paid, regardless of the Withdrawal Option selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with Withdrawal Option 1 will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.


The ruling specifically does not address the taxation of any payments received by a beneficiary electing Withdrawal Option 2 (whether scheduled payments or any withdrawal that might be taken).

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account A. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.


56  Tax information

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account A. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.


Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account A, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account A.



INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o "traditional IRAs," typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the EQUI-VEST(SM) contract in both traditional IRA and Roth IRA versions.


This prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract.


We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this prospectus. We do not guarantee or project growth in a variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).


We have received an opinion letter from the IRS approving the respective forms of the series 400 EQUI-VEST(SM) traditional and Roth IRA contracts for use as traditional and Roth IRA, respectively. We may no longer rely on the opinion letter for the Roth IRA. We have not submitted to the IRS requests for opinion letters to approve any other forms of series 100 - 500 EQUI-VEST(SM) traditional IRA and Roth IRA for use as a traditional or Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the EQUI-VEST(SM) traditional and Roth IRA contracts.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the EQUI-VEST(SM) IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in this prospectus. You can cancel an EQUI-VEST(SM) Roth IRA contract issued as a result of a full or partial conversion of an EQUI-VEST(SM) traditional IRA contract by following the instructions in the "EQUI-VEST(SM) Roth IRA Re-Characterization Form." The form is available from our processing office or your financial professional. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:


o   "regular" contributions out of earned income or compensation; or

o   tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs



                                                             Tax information  57

(including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70-1/2 or any taxable year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. For 2008, the amount is $10,000. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is being made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed above under "Limits on contributions." That is, your fully deductible contribution can be up to $5,000, or if less, your earned income. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions.


If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.


Cost of living indexing adjustments apply to the income limits on deductible contributions.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2008, AGI between $53,000 and $63,000, after adjustment).

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 (for 2008, AGI between $85,000 and $105,000, after adjustment).


Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000 (for 2008, AGI between $159,000 and $169,000, after adjustment).


To determine the deductible amount of the contribution for 2008, for example, you determine AGI and subtract $53,000 if you are single, or $85,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:



 ($10,000-excess AGI)   times    the maximum        equals      the adjusted
 --------------------     x        regular            =          deductible
 divided by $10,000           contribution amount               contribution
                                 for the year                       limit
                               discussed above



ADDITIONAL "SAVER'S CREDIT" FOR CONTRIBUTIONS TO A TRADITIONAL IRA OR ROTH IRA

You may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made, you cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($53,000 after cost of living adjustments for 2008). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for



58  Tax information
which you make the contribution including extensions. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) plan, governmental employer 457(b) plan, SIMPLE IRA, or SARSEP IRA, as well as a traditional IRA or Roth IRA.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.


ROLLOVER AND TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o   qualified plans;

o governmental employer 457(b) plans, also referred to as "governmental employer EDC plans";


o   403(b) plans; and


o   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances.


There are two ways to do rollovers:

o   Do it yourself:
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover:
    You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.


All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:


o   "a required minimum distribution" after age 70-1/2 or retirement; or

o one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o one of a series of substantially equal periodic payments made for a specified period of 10 years or more; or

o   a hardship withdrawal; or

o   a corrective distribution that fits specified technical tax rules; or

o   a loan that is treated as a distribution; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

o a qualified domestic relations order distribution to a beneficiary who is not your current or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS


Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable



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amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.



ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spousal beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.



EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o   regular contributions to a traditional IRA made after you reach age 70-1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from an eligible retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" above.)


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer EDC plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan,



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403(b) plan or governmental employer EDC plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types its accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

The EQUI-VEST(SM) QP IRA is used as a conduit IRA if amounts are not commingled.


REQUIRED MINIMUM DISTRIBUTIONS


BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, enhanced death benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of receiving annuity payments.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.


WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1-April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.


HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. If you do elect one of these options, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.


Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.


WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you


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are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

SUCCESSOR ANNUITANT AND OWNER


If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death. The required minimum distribution rules are applied as if your surviving spouse is the contract owner.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


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ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."


The EQUI-VEST(SM) Roth IRA and Roth Advantage contracts are designed to qualify as Roth individual retirement annuities under Sections 408A and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or


o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements; or


o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").


If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.



REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you can contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs. If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that your modified adjusted gross income exceeds the following amounts (indexed for cost of living adjustment:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2007, $169,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000 (for 2008, $116,000 after adjustment).


However, you can make regular Roth IRA contributions in reduced amounts when:


o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2008, between $159,000 and $169,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2008, between $101,000 and $116,000 after adjustment).


If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000, the amount of regular contributions you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

WHEN YOU CAN MAKE CONTRIBUTIONS? Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


ROLLOVERS AND DIRECT TRANSFERS



WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: In a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o   another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or



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o from non-Roth accounts under another eligible retirement plan subject to limits specified below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spousal beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.



CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Beginning in 2008 amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan. You must meet AGI limits specified below.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. In the case of a traditional IRA conversion rollover for example, we are required to withhold 10% federal income tax from the amount treated as converted unless you properly elect out of such withholding. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA--whether or not it is the traditional IRA you are converting--a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

The following rules apply until 2010: You cannot make conversion rollover contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the conversion rollover. Modified adjusted gross income for this purpose excludes any lifetime required minimum distribution from a traditional IRA or other eligible retirement plan.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount reported as includible in certain circumstances.



RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.


For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA (including the original SEP-IRA or



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SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.


The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


To recharacterize a contribution you must use our forms.



WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract, and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o   Rollovers from a Roth IRA to another Roth IRA;

o   Direct transfers from a Roth IRA to another Roth IRA;

o   Qualified distributions from Roth IRA; and

o   Return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you are age 59-1/2 or older; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

    (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

    (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2008 and the conversion contribution is made in 2009, the conversion contribution is treated as contributed prior to the other conversion contributions made in 2009.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.


Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

                                                             Tax information  65

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH


Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.



BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS


Generally, the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.



EARLY DISTRIBUTION PENALTY TAX


Same as traditional IRA.



ILLUSTRATION OF GUARANTEED INTEREST RATES


In the following two tables, we provide information that the IRS requires us to furnish to prospective IRA contract owners. In the tables we illustrate the 1.00% minimum guaranteed interest rate for contributions we assume are allocated entirely to the guaranteed interest option under series 300 and 400. (The rate may be higher in your state.) We assume no withdrawals or transfers were made under the contract. In Table II we assume a single initial contribution of $1,000, and no additional contributions. We also assume no withdrawals or transfers. The guaranteed interest rate, which can range from 1.00% to 3.00% (4.00% for NQ in some states), is in the contract.

The values shown assume the withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each contract year in which the account value is less than $20,000.

To find the appropriate value for the end of the contract year at any particular age, you subtract the age (nearest birthday) at issue of the contract from the current age and find the corresponding year in the table. Years that correspond to a current age over 70, should be ignored, unless the contract is a Roth IRA.

You should consider the information shown in the tables in light of your present age. Also, with respect to Table I, you should consider your ability to contribute $1,000 annually. Any change in the amounts contributed annually in Table I, or in the amount of the single contribution in Table II would, of course, change the results shown.


66  Tax information

                Table I guaranteed minimum interest rate of 1.00%
                      (the rate may behigher in your state)
                                     TABLE I
                         ACCOUNT VALUES AND CASH VALUES
  (ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY AT THE BEGINNING OF THE CONTRACT
                                      YEAR)

-----------------------------------------------------------------------------------
        1.00% Minimum Guarantee                   1.00% Minimum Guarantee
---------------------------------------- ------------------------------------------
Contract     Account        Cash          Contract    Account         Cash
Year End      Value         Value         Year End     Value          Value
---------------------------------------- ------------------------------------------
  1        $    989.80    $    936.35       26      $ 29,196.26     $ 28,836.26
---------------------------------------- ------------------------------------------
  2        $  1,979.70    $  1,872.79       27      $ 30,498.22     $ 30,138.22
---------------------------------------- ------------------------------------------
  3        $  2,979.49    $  2,818.60       28      $ 31,813.20     $ 31,453.20
---------------------------------------- ------------------------------------------
  4        $  3,989.29    $  3,773.87       29      $ 33,141.33     $ 32,781.33
---------------------------------------- ------------------------------------------
  5        $  5,009.18    $  4,738.69       30      $ 34,482.75     $ 34,122.75
---------------------------------------- ------------------------------------------
  6        $  6,039.27    $  5,713.15       31      $ 35,837.57     $ 35,477.57
---------------------------------------- ------------------------------------------
  7        $  7,079.67    $  6,719.67       32      $ 37,205.95     $ 36,845.95
---------------------------------------- ------------------------------------------
  8        $  8,130.46    $  7,770.46       33      $ 38,588.01     $ 38,228.01
---------------------------------------- ------------------------------------------
  9        $  9,191.77    $  8,831.77       34      $ 39,983.89     $ 39,623.89
---------------------------------------- ------------------------------------------
 10        $ 10,263.69    $  9,903.69       35      $ 41,393.73     $ 41,033.73
---------------------------------------- ------------------------------------------
 11        $ 11,346.32    $ 10,986.32       36      $ 42,817.67     $ 42,457.67
---------------------------------------- ------------------------------------------
 12        $ 12,439.79    $ 12,079.79       37      $ 44,255.84     $ 43,895.84
---------------------------------------- ------------------------------------------
 13        $ 13,544.18    $ 13,184.18       38      $ 45,708.40     $ 45,348.40
---------------------------------------- ------------------------------------------
 14        $ 14,659.63    $ 14,299.63       39      $ 47,175.49     $ 46,815.49
---------------------------------------- ------------------------------------------
 15        $ 15,786.22    $ 15,426.22       40      $ 48,657.24     $ 48,297.24
---------------------------------------- ------------------------------------------
 16        $ 16,924.08    $ 16,564.08       41      $ 50,153.81     $ 49,793.81
---------------------------------------- ------------------------------------------
 17        $ 18,073.33    $ 17,713.33       42      $ 51,665.35     $ 51,305.35
---------------------------------------- ------------------------------------------
 18        $ 19,234.06    $ 18,874.06       43      $ 53,192.00     $ 52,832.00
---------------------------------------- ------------------------------------------
 19        $ 20,436.40    $ 20,076.40       44      $ 54,733.92     $ 54,373.92
---------------------------------------- ------------------------------------------
 20        $ 21,650.76    $ 21,290.76       45      $ 56,291.26     $ 55,931.26
---------------------------------------- ------------------------------------------
 21        $ 22,877.27    $ 22,517.27       46      $ 57,864.18     $ 57,504.18
---------------------------------------- ------------------------------------------
 22        $ 24,116.04    $ 23,756.04       47      $ 59,452.82     $ 59,092.82
---------------------------------------- ------------------------------------------
 23        $ 25,367.20    $ 25,007.20       48      $ 61,057.35     $ 60,697.35
---------------------------------------- ------------------------------------------
 24        $ 26,630.88    $ 26,270.88       49      $ 62,677.92     $ 62,317.92
---------------------------------------- ------------------------------------------
 25        $ 27,907.18    $ 27,547.18       50      $ 64,314.70     $ 63,954.70
-----------------------------------------------------------------------------------

               Table II guaranteed minimum interest rate of 1.00%
                     (the rate may be higher in your state)
                                    TABLE II
                         ACCOUNT VALUES AND CASH VALUES
     (ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

---------------------------------------------------------------------------
      1.00% Minimum Guarantee              1.00% Minimum Guarantee
-------------------------------------- ------------------------------------
 Contract     Account       Cash        Contract    Account       Cash
 Year End      Value        Value       Year End     Value        Value
-------------------------------------- ------------------------------------
   1         $ 989.80     $ 936.35        26      $ 434.76     $ 434.76
-------------------------------------- ------------------------------------
   2         $ 979.70     $ 926.80        27      $ 409.11     $ 409.11
-------------------------------------- ------------------------------------
   3         $ 959.50     $ 907.69        28      $ 383.20     $ 383.20
-------------------------------------- ------------------------------------
   4         $ 939.10     $ 888.38        29      $ 357.03     $ 357.03
-------------------------------------- ------------------------------------
   5         $ 918.49     $ 868.89        30      $ 330.60     $ 330.60
-------------------------------------- ------------------------------------
   6         $ 897.67     $ 849.20        31      $ 303.91     $ 303.91
-------------------------------------- ------------------------------------
   7         $ 876.65     $ 876.65        32      $ 276.95     $ 276.95
-------------------------------------- ------------------------------------
   8         $ 855.42     $ 855.42        33      $ 249.72     $ 249.72
-------------------------------------- ------------------------------------
   9         $ 833.97     $ 833.97        34      $ 222.21     $ 222.21
-------------------------------------- ------------------------------------
  10         $ 812.31     $ 812.31        35      $ 194.44     $ 194.44
-------------------------------------- ------------------------------------
  11         $ 790.43     $ 790.43        36      $ 166.38     $ 166.38
-------------------------------------- ------------------------------------
  12         $ 768.34     $ 768.34        37      $ 138.04     $ 138.04
-------------------------------------- ------------------------------------
  13         $ 746.02     $ 746.02        38      $ 109.42     $ 109.42
-------------------------------------- ------------------------------------
  14         $ 723.48     $ 723.48        39      $  80.52     $  80.52
-------------------------------------- ------------------------------------
  15         $ 700.71     $ 700.71        40      $  51.32     $  51.32
-------------------------------------- ------------------------------------
  16         $ 677.72     $ 677.72        41      $  21.84     $  21.84
-------------------------------------- ------------------------------------
  17         $ 654.50     $ 654.50        42      $   0.00     $   0.00
-------------------------------------- ------------------------------------
  18         $ 631.04     $ 631.04        43      $   0.00     $   0.00
-------------------------------------- ------------------------------------
  19         $ 607.35     $ 607.35        44      $   0.00     $   0.00
-------------------------------------- ------------------------------------
  20         $ 583.43     $ 583.43        45      $   0.00     $   0.00
-------------------------------------- ------------------------------------
  21         $ 559.26     $ 559.26        46      $   0.00     $   0.00
-------------------------------------- ------------------------------------
  22         $ 534.85     $ 534.85        47      $   0.00     $   0.00
-------------------------------------- ------------------------------------
  23         $ 510.20     $ 510.20        48      $   0.00     $   0.00
-------------------------------------- ------------------------------------
  24         $ 485.31     $ 485.31        49      $   0.00     $   0.00
-------------------------------------- ------------------------------------
  25         $ 460.16     $ 460.16        50      $   0.00     $   0.00
-------------------------------------- ------------------------------------

                                                              Tax information 67

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $18,720 in periodic annuity payments in 2008 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender, termination, or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


68  Tax information

8. More information

--------------------------------------------------------------------------------
ABOUT OUR SEPARATE ACCOUNT A


Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.


Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account A invests solely in Class IA/A or Class IB/B shares issued by the corresponding portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5) to deregister Separate Account A under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to its Class IB/B shares and other aspects of its operations, appear in the prospectuses for each Trust, which generally accompany this prospectus or in their respective SAIs, which are available upon request.



ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.
The rates to maturity are determined weekly. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained through TOPS or EQAccess or from your financial professional.


The rates to maturity for new allocations as of February 15, 2008 and the related price per $100 of maturity value were as shown below:



-----------------------------------------------------------
  Fixed Maturity
   Options with
     June 15th            Rate to              Price
 Maturity Date of     Maturity as of        Per $100 of
   Maturity Year     February 15, 2008    Maturity Value
-----------------------------------------------------------
       2008              3.00%**             $ 99.02
       2009              3.00%**             $ 96.14
       2010              3.00%**             $ 93.34
       2011              3.00%**             $ 90.62
       2012              3.00%**             $ 87.98
       2013              3.20%               $ 84.53
       2014              3.65%               $ 79.69
       2015*             4.05%               $ 74.74
-----------------------------------------------------------


                                                            More information  69

-----------------------------------------------------------
  Fixed Maturity
   Options with
     June 15th            Rate to              Price
 Maturity Date of     Maturity as of        Per $100 of
   Maturity Year     February 15, 2008    Maturity Value
-----------------------------------------------------------
       2016*             4.25%               $ 70.68
       2017*             4.45%               $ 66.60
-----------------------------------------------------------



*   Not available in Oregon
** Since these rates to maturity are 3%, no amounts could have been allocated to these options.



HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts which are held in a separate account are issued by AXA


70  More information

Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, TRADITIONAL IRA, ROTH IRA AND ROTH ADVANTAGE CONTRACTS

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking or savings account, money market checking or savings account, or credit union checking or savings account and contributed as an additional contribution into an NQ, traditional IRA, Roth IRA and Roth Advantage contracts on a monthly basis. For all forms of IRAs, your contributions are subject to the limits and conditions on contributions described in "Tax information" earlier in this prospectus.

AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

PAYROLL DEDUCTION PROGRAM. You can authorize your employer to remit your NQ, traditional or Roth IRA contributions to us if your employer has a payroll deduction program. Those contributions are still your contributions, not your employer's.

WIRE TRANSFERS. You may also send your contributions by wire transfer from your bank.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.



BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day:
         - after 4:00 p.m. Eastern Time on a business day; or
         - after an early close of regular trading on the NYSE on a business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.



CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:


o   the election of trustees;


o   the formal approval of independent auditors selected for each Trust; or


                                                            More information  71

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing our processing office or calling 1 (800) 628-6673.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of a traditional IRA, QP IRA or Roth IRA contract except by surrender to us.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your traditional IRA and Roth IRA contract to another similar arrangement.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.60% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to


72  More information
receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 6.5% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 0.60% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(SM) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.


In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



                                                            More information  73

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2007 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference. AXA Equitable intends to send owners account statements and other such legally-required reports. AXA Equitable does not anticipate such reports will include periodic financial statements or information concerning AXA Equitable.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Please see the Registration Statement for additional information concerning the Market Value Adjustment.


The Annual Report includes the audited consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (the "AXA Equitable Financial Statements"). The AXA Equitable Financial Statements are included in the Annual Report and incorporated by reference into this prospectus in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm. The AXA Equitable Financial Statements are also included in the Annual Report and incorporated by reference into this prospectus in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firms as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.


Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation, will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).


74  Incorporation of certain documents by reference

Appendix I: Original Contracts

--------------------------------------------------------------------------------
Original Contracts are EQUI-VEST(SM)contracts under which the contract owner has not elected to add any additional variable investment options when they first became available.


SELECTING YOUR INVESTMENT METHOD. If you own an original contract, only the guaranteed interest option and the EQ/Money Market, AXA Moderate Allocation, EQ/AllianceBernstein Common Stock and Multimanager Aggressive Equity options are available. In most cases, you may request that we add additional variable investment options to your original contract. We reserve the right to deny your request.

TRANSFERRING YOUR ACCOUNT VALUE. If you own an original contract, including original contract owners who elect to amend their contract by selecting maximum transfer flexibility, the EQ/Money Market option is always available. However, we will not permit transfers into the EQ/Money Market option from any other investment option. There will not be any other transfer limitations under your original contract.



                                              Appendix I: Original Contracts I-1

Appendix II: Condensed financial information

--------------------------------------------------------------------------------

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option under each contract series at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.



SERIES 100 AND 200 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT
OPTION).

------------------------------------------------------------------------------------------------------------------------------------
                                                                              For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1998        1999           2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 45.07    $  52.39       $  51.10    $  49.61    $  42.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          24,361      22,434         20,413      19,822      23,382
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $323.75    $ 399.74       $ 339.28    $ 299.82    $ 197.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          17,231      16,705         15,685      14,197      11,899
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $126.48    $ 124.96       $ 134.60    $ 143.62    $ 154.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             314         360            309         587         915
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $117.72    $ 160.04       $ 121.54    $  92.48    $  82.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             971         926          1,028         945       5,013
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --    $ 116.36       $  93.70    $  70.28    $  47.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --         887          2,596       2,788       2,376
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $130.07    $ 125.76       $ 138.33    $ 147.79    $ 157.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             557         622            566         899         950
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $118.57    $ 149.64       $ 168.29    $ 144.40    $  99.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,101         976          1,895       1,988       1,955
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit Value                                                       --          --             --    $  94.39    $  80.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --       1,544       1,981
------------------------------------------------------------------------------------------------------------------------------------
EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $127.97    $ 149.82       $ 165.28    $ 172.07    $ 141.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             444         617            634       1,044       1,282
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $  75.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --         928
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                  2003       2004          2005        2006         2007
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 109.15     $ 120.39     $ 128.35    $ 149.30     $ 156.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                8           50          122         364          741
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.15     $ 106.86     $ 108.01    $ 113.35     $ 118.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                6           36           59          91          231
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 104.14     $ 110.71     $ 112.78    $ 121.01     $ 125.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                5           44          112         222          406
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  50.77     $  55.12     $  57.47    $  63.00     $  66.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           21,629       20,412       19,656      18,359       17,845
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 107.96     $ 118.97     $ 125.20    $ 141.45     $ 148.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               18          185          491       1,337        2,455
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 292.96     $ 330.99     $ 341.80    $ 374.77     $ 384.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           11,092       10,291        9,393       8,175        6,992
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 155.83     $ 157.11     $ 157.33    $ 160.48     $ 169.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              788          674          613         532          504
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 109.83     $ 128.38     $ 146.39    $ 178.84     $ 197.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            4,603        4,372        4,333       4,232        4,096
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  58.02     $  62.04     $  70.34    $  69.04     $  77.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2,212        1,966        1,822       1,671        1,480
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 161.18     $ 165.40     $ 166.86    $ 171.37     $ 177.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              827          737          726         670          670
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 138.85     $ 156.54     $ 172.65    $ 186.13     $ 214.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,959        1,885        1,791       1,655        1,500
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit Value                                                  $ 102.15     $ 114.33     $ 118.93    $ 142.44     $ 134.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2,115        2,287        2,451       2,714        9,158
------------------------------------------------------------------------------------------------------------------------------------
EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --     $ 103.63    $ 113.65     $ 110.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --           --            4          12           14
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  99.46     $ 101.69     $ 107.86    $ 107.96     $ 110.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                3           12           54          57           50
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 183.13     $ 199.77     $ 202.92    $ 242.07     $ 241.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,316        1,355        1,330       1,272        1,248
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  95.40     $ 114.50     $ 125.21    $ 155.26     $ 168.78
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              946        1,010        1,260       1,505        1,600
------------------------------------------------------------------------------------------------------------------------------------


II-1 Appendix II: Condensed financial information

SERIES 100 AND 200 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).

------------------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1998         1999          2000        2001       2002
----------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 107.58       $ 103.06    $  86.73    $  62.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          4             15          33          57
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  53.85
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          19
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 106.78       $ 111.59    $ 107.86    $  80.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          8             44          95       1,211
------------------------------------------------------------------------------------------------------------------------------------
EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 271.24   $ 322.15       $ 287.40    $ 249.66    $ 191.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            3,805      4,579          4,346       4,083       3,648
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 106.57       $  92.84    $  76.01    $  56.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          5             18          33          55
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.98    $  85.41    $  68.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             86         420         738
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  67.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          61
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $ 107.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         207
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 128.20   $ 124.26       $ 131.45    $ 120.85    $  96.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              581        648            521         532         484
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004           2005        2006        2007
------------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 106.97       $ 112.04    $ 128.19    $ 131.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         33            232         292         333
------------------------------------------------------------------------------------------------------------------------------------
Q/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  79.44   $  81.19       $  87.10    $  90.43    $ 100.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               89        118            143         167         196
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  65.86   $  68.57       $  71.11    $  75.35    $  78.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               39         47             67         101         163
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 104.00   $ 113.80       $ 119.08    $ 131.65    $ 132.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,179      1,112          1,015         923       1,410
------------------------------------------------------------------------------------------------------------------------------------
EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 103.98    $ 110.75    $ 112.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             29          87         152
------------------------------------------------------------------------------------------------------------------------------------
EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  96.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          37
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 242.29   $ 264.16       $ 272.79    $ 310.53    $ 322.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            3,539      3,393          3,219       2,920       2,757
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  97.50    $  99.48    $ 107.28
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              4          46         131
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  77.69   $  82.05       $  84.15    $  87.90    $  96.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              125        206            204         185         218
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  97.34   $ 111.43       $ 116.94    $ 128.68    $ 137.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,109      1,384          1,577       1,735       1,869
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 104.29    $ 105.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          90         570
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 108.22    $  97.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --           8          50
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  95.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          --         176
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 105.04    $ 116.29    $ 118.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             15          39          65
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 113.23       $ 116.54    $ 136.64    $ 147.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         37            251         362         647
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  88.51   $  99.21       $ 114.65    $ 134.89    $ 153.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              175        316            437         534         576
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 115.00    $ 142.55    $ 163.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             13          67         165
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 109.16   $ 112.11       $ 113.06    $ 116.08    $ 118.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              316        405            574         643         748
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 120.74   $ 132.08       $ 135.43    $ 160.85    $ 156.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              448        414            382         362         351
-----------------------------------------------------------------------------------------------------------------------------------


                               Appendix II: Condensed financial information II-2

SERIES 100 AND 200 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1998       1999           2000        2001       2002
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 104.48       $ 102.37    $  84.85    $ 66.13
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         18             68          87        118
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 161.04   $ 275.93       $ 220.97    $ 143.76    $ 93.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,090      2,427          3,720       3,422      2,890
------------------------------------------------------------------------------------------------------------------------------------
EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 105.89    $ 92.40
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --        337
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 104.82   $ 105.28       $ 109.21    $ 112.05    $ 94.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              859        721            628       1,238      1,835
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  30.55   $  31.63       $  33.15    $  33.96    $ 34.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,261      1,516          1,458       1,796      1,816
------------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $ 81.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         72
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         --
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003        2004           2005       2006        2007
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  79.62   $  87.51       $  92.55    $ 103.13    $ 105.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              161        140            132         116         107
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 118.84   $ 132.05       $ 142.04    $ 151.04    $ 172.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2,681      2,410          2,130       1,844       1,655
------------------------------------------------------------------------------------------------------------------------------------
EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 106.40    $ 112.16    $ 104.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             13         108         128
------------------------------------------------------------------------------------------------------------------------------------
EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.99    $ 100.45    $ 106.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             71         113         147
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 105.99    $ 122.57    $ 125.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             11          75         105
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 105.62    $ 117.43    $ 128.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             13          25          38
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 111.49    $ 123.66    $ 122.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             67          94         162
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 119.55   $ 130.34       $ 142.37    $ 153.56    $ 172.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              779        948          1,217       1,548       1,770
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 123.98   $ 144.14       $ 158.32    $ 175.70    $ 170.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,967      2,096          2,279       2,273       2,189
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  33.81   $  33.69       $  34.19    $  35.33    $  36.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,322      1,193          1,383       2,018       2,683
------------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 104.66       $ 108.84    $ 115.92    $ 138.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          1             17          23          87
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 107.10    $ 107.40
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          32         228
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 110.94    $ 115.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          14          82
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  95.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          11
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 110.99    $ 107.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --           9          51
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.35    $  98.40    $ 108.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             82         167         270
------------------------------------------------------------------------------------------------------------------------------------
EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.80    $ 102.36    $ 106.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             13          47          70
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 117.33   $ 136.22       $ 140.12    $ 162.73    $ 157.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              260        446            537         672         766
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 111.22       $ 114.11    $ 108.07    $ 114.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          6             36          43         530
------------------------------------------------------------------------------------------------------------------------------------


II-3 Appendix II: Condensed financial information

SERIES 100 AND 200 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1998        1999           2000        2001        2002
EQ/Templeton Growth
  Unit value                                                       --          --             --          --          --
  Number of units outstanding (000's)                              --          --             --          --          --
EQ/UBS Growth and Income
  Unit value                                                       --          --             --          --          --
  Number of units outstanding (000's)                              --          --             --          --          --
EQ/Van Kampen Comstock
  Unit value                                                       --          --             --          --          --
  Number of units outstanding (000's)                              --          --             --          --          --
EQ/Van Kampen Emerging Markets Equity
  Unit value                                                  $ 57.18    $ 110.43       $  65.32    $  61.12    $  56.74
  Number of units outstanding (000's)                             217         590            926         850         895
EQ/Van Kampen Mid Cap Growth
  Unit value                                                       --          --             --          --          --
  Number of units outstanding (000's)                              --          --             --          --          --
EQ/Van Kampen Real Estate
  Unit value                                                       --          --             --          --          --
  Number of units outstanding (000's)                              --          --             --          --          --
Multimanager Aggressive Equity
  Unit value                                                  $ 89.92    $ 105.59       $  90.70    $  67.13    $  47.48
  Number of units outstanding (000's)                          25,634      20,946         18,138      16,058      13,832
Multimanager Core Bond
  Unit value                                                       --          --             --          --    $ 106.73
  Number of units outstanding (000's)                              --          --             --          --         264
Multimanager Health Care
  Unit value                                                       --          --             --          --    $  78.98
  Number of units outstanding (000's)                              --          --             --          --         101
Multimanager High Yield
  Unit value                                                  $150.42    $ 143.43       $ 129.28    $ 128.74    $ 123.58
  Number of units outstanding (000's)                           1,164         998            800         770         696
Multimanager International Equity
  Unit value                                                       --          --             --          --    $  78.07
  Number of units outstanding (000's)                              --          --             --          --          82
Multimanager Large Cap Core Equity
  Unit value                                                       --          --             --          --    $  76.43
  Number of units outstanding (000's)                              --          --             --          --          91
Multimanager Large Cap Growth
  Unit value                                                       --          --             --          --    $  67.87
  Number of units outstanding (000's)                              --          --             --          --         138
Multimanager Large Cap Value
  Unit value                                                       --          --             --          --    $  79.08
  Number of units outstanding (000's)                              --          --             --          --         127
Multimanager Mid Cap Growth
  Unit value                                                       --          --             --          --    $  62.00
  Number of units outstanding (000's)                              --          --             --          --         211
Multimanager Mid Cap Value
  Unit value                                                       --          --             --          --    $  73.70
  Number of units outstanding (000's)                              --          --             --          --         214
Multimanager Small Cap Growth
  Unit value                                                       --          --             --          --          --
  Number of units outstanding (000's)                              --          --             --          --          --
Multimanager Small Cap Value
  Unit value                                                       --          --             --          --    $ 112.38
  Number of units outstanding (000's)                              --          --             --          --         239
Multimanager Technology
  Unit value                                                       --          --             --          --    $  56.63
  Number of units outstanding (000's)                              --          --             --          --          53
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004           2005        2006        2007
 EQ/Templeton Growth
  Unit value                                                        --         --             --    $ 107.58    $ 108.35
  Number of units outstanding (000's)                               --         --             --          30         188
 EQ/UBS Growth and Income
  Unit value                                                        --   $ 109.24       $ 117.48    $ 132.31    $ 132.06
  Number of units outstanding (000's)                               --          1             41          94         127
 EQ/Van Kampen Comstock
  Unit value                                                        --         --       $ 104.29    $ 119.26    $ 114.71
  Number of units outstanding (000's)                               --         --             47         110         144
 EQ/Van Kampen Emerging Markets Equity
  Unit value                                                  $  87.28   $ 106.51       $ 139.53    $ 188.68    $ 264.35
  Number of units outstanding (000's)                              949      1,084          1,420       1,693       1,843
 EQ/Van Kampen Mid Cap Growth
  Unit value                                                        --         --       $ 123.74    $ 133.39    $ 161.09
  Number of units outstanding (000's)                               --         --             32          93         226
 EQ/Van Kampen Real Estate
  Unit value                                                        --         --             --          --    $  82.87
  Number of units outstanding (000's)                               --         --             --          --       1,184
 Multimanager Aggressive Equity
  Unit value                                                  $  64.75   $  72.04       $  77.39    $  80.76    $  89.29
  Number of units outstanding (000's)                           12,726     11,587         10,645       9,157       7,790
 Multimanager Core Bond
  Unit value                                                  $ 109.24   $ 111.97       $ 112.40    $ 115.08    $ 120.64
  Number of units outstanding (000's)                              311        348            375         370         371
 Multimanager Health Care
  Unit value                                                  $  99.85   $ 110.46       $ 116.57    $ 120.91    $ 129.98
  Number of units outstanding (000's)                              182        238            274         291         297
 Multimanager High Yield
  Unit value                                                  $ 149.82   $ 161.02       $ 164.14    $ 178.48    $ 182.06
  Number of units outstanding (000's)                              769        761            768         737         723
 Multimanager International Equity
  Unit value                                                  $ 103.47   $ 120.36       $ 137.09    $ 169.50    $ 188.01
  Number of units outstanding (000's)                              150        268            321         430         461
 Multimanager Large Cap Core Equity
  Unit value                                                  $  96.62   $ 104.55       $ 110.09    $ 123.37    $ 127.80
  Number of units outstanding (000's)                              122        129            128         120         130
 Multimanager Large Cap Growth
  Unit value                                                  $  87.47   $  92.04       $  97.62    $  96.42    $ 105.82
  Number of units outstanding (000's)                              219        256            267         257         266
 Multimanager Large Cap Value
  Unit value                                                  $ 102.28   $ 115.47       $ 122.01    $ 143.64    $ 146.86
  Number of units outstanding (000's)                              163        203            263         308         335
 Multimanager Mid Cap Growth
  Unit value                                                  $  85.78   $  94.55       $ 101.11    $ 109.36    $ 120.73
  Number of units outstanding (000's)                              417        530            556         547         536
 Multimanager Mid Cap Value
  Unit value                                                  $ 102.24   $ 116.19       $ 123.06    $ 139.29    $ 137.54
  Number of units outstanding (000's)                              334        425            390         391         368
 Multimanager Small Cap Growth
  Unit value                                                        --   $ 114.58       $ 121.52    $ 132.13    $ 135.15
  Number of units outstanding (000's)                               --          3             80         216         308
 Multimanager Small Cap Value
  Unit value                                                  $ 152.31   $ 175.98       $ 181.76    $ 208.22    $ 185.20
  Number of units outstanding (000's)                              434        617            739         794         725
 Multimanager Technology
  Unit value                                                  $  88.08   $  91.24       $ 100.16    $ 106.03    $ 123.67
  Number of units outstanding (000's)                              211        989            901         838         823
------------------------------------------------------------------------------------------------------------------------------------


                               Appendix II: Condensed financial information II-4

SERIES 100 AND 200 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1998      1999    2000    2001    2002
------------------------------------------------------------------------------------------------------------------------------------
Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                2003    2004    2005       2006         2007
------------------------------------------------------------------------------------------------------------------------------------
Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --      --      --      $ 108.32     $ 114.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --      --      --            11           60
------------------------------------------------------------------------------------------------------------------------------------
Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --      --      --      $ 109.27     $ 115.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --      --      --             7           61
------------------------------------------------------------------------------------------------------------------------------------
Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --      --      --      $ 110.16     $ 116.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --      --      --             4           29
------------------------------------------------------------------------------------------------------------------------------------
Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --      --      --      $ 110.95     $ 118.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --      --      --             3           23
------------------------------------------------------------------------------------------------------------------------------------



II-5 Appendix II: Condensed financial information

SERIES 300 AND 400 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.35% DEPENDING UPON THE INVESTMENT OPTION).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1998       1999           2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 157.63   $ 183.18       $ 178.32    $ 172.66    $ 149.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              752        854            846       1,334       2,689
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 252.88   $ 312.31       $ 264.88    $ 233.80    $ 154.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            5,808      6,502          6,233       5,579       4,418
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 126.48   $ 124.96       $ 134.60    $ 143.62    $ 154.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              314        360            309         587         915
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 117.72   $ 160.04       $ 121.54    $  92.48    $  82.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              971        926          1,028         945       5,013
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 116.36       $  93.70    $  70.28    $  47.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --        887          2,596       2,788       2,376
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 130.07   $ 125.76       $ 138.33    $ 147.79    $ 157.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              557        622            566         899         950
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 118.57   $ 149.64       $ 168.29    $ 144.40    $  99.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,101        976          1,895       1,988       1,955
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $  94.39    $  80.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --       1,544       1,981
------------------------------------------------------------------------------------------------------------------------------------
EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 127.67   $ 149.82       $ 165.28    $ 172.07    $ 141.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              444        617            634       1,044       1,282
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  75.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         928
------------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 107.58       $ 103.06    $  86.73    $  62.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          4             15          33          57
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  53.85
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          19
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004           2005        2006        2007
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation
  Unit value                                                  $ 109.15   $ 120.39       $ 128.35    $ 149.30    $ 156.38
  Number of units outstanding (000's)                                8         50            122         364         741
AXA Conservative Allocation
  Unit value                                                  $ 102.15   $ 106.86       $ 108.01    $ 113.35    $ 118.31
  Number of units outstanding (000's)                                6         36             59          91         231
AXA Conservative-Plus Allocation
  Unit value                                                  $ 104.14   $ 110.71       $ 112.78    $ 121.01    $ 125.94
  Number of units outstanding (000's)                                5         44            112         222         406
AXA Moderate Allocation
  Unit value                                                  $ 175.55   $ 188.77       $ 195.64    $ 213.45    $ 224.33
  Number of units outstanding (000's)                            2,378      2,153          1,902       1,696       1,605
AXA Moderate-Plus Allocation
  Unit value                                                  $ 107.96   $ 118.97       $ 125.20    $ 141.45    $ 148.46
  Number of units outstanding (000's)                               18        185            491       1,337       2,455
EQ/AllianceBernstein Common Stock
  Unit value                                                  $ 227.99   $ 257.31       $ 265.43    $ 290.56    $ 297.34
  Number of units outstanding (000's)                            4,024      3,627          3,126       2,645       2,259
EQ/AllianceBernstein Intermediate Government Securities
  Unit value                                                  $ 155.83   $ 157.11       $ 157.33    $ 160.48    $ 169.61
  Number of units outstanding (000's)                              818        674            613         532         504
EQ/AllianceBernstein International
  Unit value                                                  $ 109.83   $ 128.38       $ 146.39    $ 178.84    $ 197.62
  Number of units outstanding (000's)                            4,796      4,372          4,333       4,232       4,096
EQ/AllianceBernstein Large Cap Growth
  Unit value                                                  $  58.02   $  62.04       $  70.34    $  69.04    $  77.63
  Number of units outstanding (000's)                            2,254      1,966          1,822       1,671       1,480
EQ/AllianceBernstein Quality Bond
  Unit value                                                  $ 161.18   $ 165.40       $ 166.86    $ 171.37    $ 177.18
  Number of units outstanding (000's)                              851        737            726         670         670
EQ/AllianceBernstein Small Cap Growth
  Unit value                                                  $ 138.85   $ 156.54       $ 172.65    $ 186.13    $ 214.81
  Number of units outstanding (000's)                            2,016      1,885          1,791       1,655       1,500
EQ/AllianceBernstein Value
  Unit value                                                  $ 102.15   $ 114.33       $ 118.93    $ 142.44    $ 134.27
  Number of units outstanding (000's)                            2,153      2,287          2,451       2,714       9,158
EQ/Ariel Appreciation II
  Unit value                                                        --         --       $ 103.63    $ 113.65    $ 110.80
  Number of units outstanding (000's)                               --         --              4          12          14
EQ/AXA Rosenberg Value Long/Short Equity
  Unit value                                                  $  99.46   $ 101.69       $ 107.86    $ 107.96    $ 110.01
  Number of units outstanding (000's)                                3         12             54          57          50
EQ/BlackRock Basic Value Equity
  Unit value                                                  $ 183.13   $ 199.77       $ 202.92    $ 242.07    $ 241.63
  Number of units outstanding (000's)                            1,337      1,355          1,330       1,272       1,248
EQ/BlackRock International Value
  Unit value                                                  $  95.40   $ 114.50       $ 125.21    $ 155.26    $ 168.78
  Number of units outstanding (000's)                              970      1,010          1,260       1,505       1,600
EQ/Boston Advisors Equity Income
  Unit value                                                        --   $ 106.97       $ 112.04    $ 128.19    $ 131.14
  Number of units outstanding (000's)                               --         33            232         292         333
EQ/Calvert Socially Responsible
  Unit value                                                  $  79.44   $  81.19       $  87.10    $  90.43    $ 100.04
  Number of units outstanding (000's)                               89        118            143         167         196
EQ/Capital Guardian Growth
  Unit value                                                  $  65.86   $  68.57       $  71.11    $  75.35    $  78.41
  Number of units outstanding (000's)                               41         47             67         101         163
------------------------------------------------------------------------------------------------------------------------------------


                               Appendix II: Condensed financial information II-6

SERIES 300 AND 400 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.35% DEPENDING UPON THE INVESTMENT OPTION).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1998       1999           2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research
  Unit value                                                        --   $ 106.78       $ 111.59    $ 107.86    $  80.17
  Number of units outstanding (000's)                               --          8             44          95       1,211
EQ/Caywood-Scholl High Yield Bond
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000's)                               --         --             --          --          --
EQ/Davis New York Venture
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000's)                               --         --             --          --          --
EQ/Equity 500 Index
  Unit value                                                  $ 271.24   $ 322.15       $ 287.40    $ 249.66    $ 191.65
  Number of units outstanding (000's)                            3,805      4,579          4,346       4,083       3,648
EQ/Evergreen International Bond
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000's)                               --         --             --          --          --
EQ/Evergreen Omega
  Unit value                                                        --   $ 106.57       $  92.84    $  76.01    $  56.98
  Number of units outstanding (000's)                               --          5             18          33          55
EQ/FI Mid Cap
  Unit value                                                        --         --       $  99.98    $  85.41    $  68.70
  Number of units outstanding (000's)                               --         --             86         420         738
EQ/Franklin Income
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000|SFs)                             --         --             --          --          --
EQ/Franklin Small Cap Value
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000|SFs)                             --         --             --          --          --
EQ/Franklin Templeton Founding Strategy
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000|SFs)                             --         --             --          --          --
EQ/GAMCO Mergers and Acquisitions
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000's)                               --         --             --          --          --
EQ/GAMCO Small Company Value
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000's)                               --         --             --          --          --
EQ/International Core PLUS
  Unit value                                                        --         --             --          --    $  67.65
  Number of units outstanding (000's)                               --         --             --          --          61
EQ/International Growth
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000's)                               --         --             --          --          --
EQ/JPMorgan Core Bond
  Unit value                                                        --         --             --          --    $ 107.03
  Number of units outstanding (000's)                               --         --             --          --         207
EQ/JPMorgan Value Opportunities
  Unit value                                                  $ 128.20   $ 124.76       $ 131.45    $ 120.85    $  96.50
  Number of units outstanding (000's)                              581        648            521         532         484
EQ/Large Cap Core PLUS
  Unit value                                                        --   $ 104.48       $ 102.37    $  84.85    $  66.13
  Number of units outstanding (000's)                               --         18             68          87         118
EQ/Large Cap Growth PLUS
  Unit value                                                  $ 161.04   $ 275.93       $ 220.97    $ 143.76    $  93.15
  Number of units outstanding (000's)                            1,090      2,427          3,720       3,422       2,890
EQ/Legg Mason Value Equity
  Unit value                                                        --         --             --          --          --
  Number of units outstanding (000's)                              --         --              --          --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004           2005        2006         2007
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 104.00   $ 113.80       $ 119.08    $ 131.65     $ 132.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,200      1,112          1,015         923        1,410
------------------------------------------------------------------------------------------------------------------------------------
EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 103.98    $ 110.75     $ 112.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             29          87          152
------------------------------------------------------------------------------------------------------------------------------------
EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --     $  96.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           37
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 242.29   $ 264.16       $ 272.79    $ 310.53     $ 322.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            3,658      3,393          3,219       2,920        2,757
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  97.50    $  99.48     $ 107.28
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              4          46          131
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  77.69   $  82.05       $  84.15    $  87.90     $  96.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              127        206            204         185          218
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  97.34   $ 111.43       $ 116.94    $ 128.68     $ 137.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,117      1,384          1,577       1,735        1,869
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 104.29     $ 105.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          90          570
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 108.22     $  97.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --           8           50
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --     $  95.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          --          176
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 105.04    $ 116.29     $ 118.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             15          39           65
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 113.23       $ 116.54    $ 136.64     $ 147.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         37            251         362          647
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  88.51   $  99.21       $ 114.65    $ 134.89     $ 153.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              177        316            437         534          576
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 115.00    $ 142.55     $ 163.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             13          67          165
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 109.16   $ 112.11       $ 113.06    $ 116.08     $ 118.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              318        405            574         643          748
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 120.74   $ 132.08       $ 135.43    $ 160.85     $ 156.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              454        414            382         362          351
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  79.62   $  87.51       $  92.55    $ 103.13     $ 105.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              162        140            132         116          107
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 118.84   $ 132.05       $ 142.04    $ 151.04     $ 172.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2,741      2,410          2,130       1,844        1,655
------------------------------------------------------------------------------------------------------------------------------------
EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 106.40    $ 112.16     $ 104.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             13         108          128
------------------------------------------------------------------------------------------------------------------------------------


II-7 Appendix II: Condensed financial information

SERIES 300 AND 400 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.35% DEPENDING UPON THE INVESTMENT OPTION).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1998       1999           2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 105.89    $  92.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --         337
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 104.82   $ 105.28       $ 109.21    $ 112.05    $  94.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              859        721            628       1,238       1,835
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 120.19   $ 124.47       $ 130.47    $ 133.66    $ 133.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              262        360            297         395         342
------------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  81.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          72
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004           2005        2006         2007
------------------------------------------------------------------------------------------------------------------------------------
EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.99    $ 100.45     $ 106.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             71         113          147
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 105.99    $ 122.57     $ 125.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             11          75          105
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 105.62    $ 117.43     $ 128.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             13          25           38
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 111.49    $ 123.66     $ 122.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             67          94          162
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 119.55   $ 130.34       $ 142.37    $ 153.56     $ 172.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              790        948          1,217       1,548        1,770
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 123.98   $ 144.14       $ 158.32    $ 175.70     $ 170.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2,002      2,096          2,279       2,273        2,189
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 133.10   $ 132.67       $ 135.29    $ 139.78     $ 144.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              231        186             63          56           54
------------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 104.66       $ 108.84    $ 115.92     $ 138.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          1             17          23           87
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 107.10     $ 107.40
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          32          228
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 110.94     $ 115.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          14           82
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --     $  95.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           11
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 110.99     $ 107.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --           9           51
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.35    $  98.40     $ 108.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             82         167          270
------------------------------------------------------------------------------------------------------------------------------------
EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.80    $ 102.36     $ 106.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             13          47           70
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 117.33   $ 136.22       $ 140.12    $ 162.73     $ 157.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              261        446            537         672          766
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 111.22       $ 114.11    $ 108.07     $ 114.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          6             36          43          530
------------------------------------------------------------------------------------------------------------------------------------
EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 107.58     $ 108.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          30          188
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 109.24       $ 117.48    $ 132.31     $ 132.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          1             41          92          127
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 104.29    $ 119.26     $ 114.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             47         110          144
------------------------------------------------------------------------------------------------------------------------------------


                               Appendix II: Condensed financial information II-8

SERIES 300 AND 400 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.35% DEPENDING UPON THE INVESTMENT OPTION).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1998        1999           2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 57.18    $ 110.43       $  65.32    $  61.12    $  56.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             217         590            926         850         895
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $161.59    $ 189.44       $ 162.34    $ 120.13    $  84.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,342       2,980          2,607       2,242       1,841
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $ 106.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --         264
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $  78.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --         101
------------------------------------------------------------------------------------------------------------------------------------
Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $150.42    $ 143.43       $ 129.28    $ 128.74    $ 123.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,164         998            800         770         696
------------------------------------------------------------------------------------------------------------------------------------
Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $  78.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          82
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $  76.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          91
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $  67.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --         138
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $  79.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --         127
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $  62.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --         211
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $  73.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --         214
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $ 112.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --         239
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --    $  56.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          53
------------------------------------------------------------------------------------------------------------------------------------
Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004           2005        2006         2007
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  87.28   $ 106.51       $ 139.53    $ 188.68     $ 264.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              971      1,084          1,420       1,693        1,843
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 123.74    $ 133.39     $ 161.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             32          93          226
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --     $  82.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --        1,184
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 114.95   $ 127.42       $ 136.36    $ 141.76     $ 156.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,636      1,467          1,285       1,113          954
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 109.24   $ 111.97       $ 112.40    $ 115.08     $ 120.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              316        348            375         370          371
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  99.85   $ 110.46       $ 116.57    $ 120.91     $ 129.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              185        238            274         291          297
------------------------------------------------------------------------------------------------------------------------------------
Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 149.82   $ 161.02       $ 164.14    $ 178.48     $ 182.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              798        761            768         737          723
------------------------------------------------------------------------------------------------------------------------------------
Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.47   $ 120.36       $ 137.09    $ 169.50     $ 188.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              152        268            321         430          461
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  96.62   $ 104.55       $ 110.09    $ 123.37     $ 127.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              123        129            128         120          130
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  87.47   $  92.04       $  97.62    $  96.42     $ 105.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              221        256            267         257          266
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.28   $ 115.47       $ 122.01    $ 143.64     $ 146.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              165        203            263         308          335
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  85.78   $  94.55       $ 101.11    $ 109.36     $ 120.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              421        530            556         547          536
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.24   $ 116.19       $ 123.06    $ 139.29     $ 137.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              337        425            390         391          368
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 114.58       $ 121.52    $ 132.13     $ 135.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          3             80         216          308
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 152.31   $ 175.98       $ 181.76    $ 208.22     $ 185.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              445        617            739         794          725
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  88.08   $  91.24       $ 100.16    $ 106.03     $ 123.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              212        989            901         838          823
------------------------------------------------------------------------------------------------------------------------------------
Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 108.32     $ 114.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          11           60
------------------------------------------------------------------------------------------------------------------------------------
Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 109.27     $ 115.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --           7           61
------------------------------------------------------------------------------------------------------------------------------------
Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 110.16     $ 116.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --           4           29
------------------------------------------------------------------------------------------------------------------------------------


II-9 Appendix II: Condensed financial information

SERIES 300 AND 400 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.35% DEPENDING UPON THE INVESTMENT OPTION).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                              1998    1999    2000     2001    2002    2003    2004    2005        2006       2007
------------------------------------------------------------------------------------------------------------------------------------
Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --      --      --       --      --      --      --      --       $ 110.95   $ 118.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --      --      --       --      --      --      --      --              3         23
------------------------------------------------------------------------------------------------------------------------------------



                              Appendix II: Condensed financial information II-10

SERIES 500 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.45%).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                  1998       1999          2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.39   $ 118.86       $ 115.59    $ 111.81    $  96.40
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          2              2           4           6
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.87   $ 126.91       $ 107.53    $  94.82    $  62.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                5         19             24          27          27
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.22   $ 101.96       $ 109.70    $ 116.92    $ 125.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  93.00   $ 126.29       $  95.81    $  72.82    $  64.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          1              1           1           4
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 116.32       $  93.56    $  70.10    $  47.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              1           2           2
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.62   $ 100.08       $ 109.96    $ 117.34    $ 124.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  86.93   $ 109.59       $ 123.11    $ 105.52    $  72.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                1          1              2          --           3
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 100.70    $  85.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --           1           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  97.80   $ 114.64       $ 126.32    $ 131.37    $ 107.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          1              1           2           2
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  82.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  81.26
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  72.13
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004           2005        2006         2007
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 109.12   $ 120.22       $ 128.03    $ 148.76     $ 155,64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.13   $ 106.71       $ 107.73    $ 112.94     $ 117.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 104.11   $ 110.56       $ 112.49    $ 120.58     $ 125.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 113.45   $ 121.87       $ 126.17    $ 137.52     $ 144.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                6          6              5           4            4
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 107.93   $ 118.80       $ 124.89    $ 140.94     $ 147.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --           1            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  92.27   $ 104.03       $ 107.21    $ 117.24     $ 119.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               29         30             29          26           25
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 126.58   $ 127.48       $ 127.51    $ 129.92     $ 137.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                1          1             --          --            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  86.29   $ 100.74       $ 114.75    $ 140.03     $ 154.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                4          4              4           4            4
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  57.74   $  61.67       $  69.86    $  68.47     $  76.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                2          2              2           2            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 127.69   $ 130.89       $ 131.90    $ 135.31     $ 139.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                1         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 101.24   $ 114.00       $ 125.60    $ 135.25     $ 155.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                3          2              2           2            2
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 108.74   $ 121.57       $ 126.32    $ 151.12     $ 142.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                1          2              1           2            8
------------------------------------------------------------------------------------------------------------------------------------
EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 103.60    $ 113.50     $ 110.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  99.43   $ 101.55       $ 107.59    $ 107.57     $ 109.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 139.50   $ 152.01       $ 154.23    $ 183.78     $ 183.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                2          2              2           2            2
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.95   $ 124.61       $ 136.12    $ 168.61     $ 183.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                1          1              1           1            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 106.95       $ 111.88    $ 127.87     $ 130.66
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.46   $ 104.60       $ 112.09    $ 116.25     $ 128.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  88.12   $  91.64       $  94.93    $ 100.48     $ 104.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
-----------------------------------------------------------------------------------------------------------------------------------


II-11 Appendix II: Condensed financial information

SERIES 500 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.45%).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1998       1999           2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 106.74       $ 111.42    $ 107.58    $  79.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           3
------------------------------------------------------------------------------------------------------------------------------------
EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.68   $ 123.01       $ 109.62    $  95.12    $  72.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                2          9             10          11          12
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 106.53       $  93.33    $  75.81    $  56.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.95    $  85.28    $  68.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          13          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $  83.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --    $ 106.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 100.48   $  97.68       $ 102.80    $  94.40    $  75.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          1              1           2           2
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 104.44       $ 102.22    $  84.63    $  65.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.41   $ 177.00       $ 141.58    $  92.01    $  59.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                1          6              9           9           9
------------------------------------------------------------------------------------------------------------------------------------
EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004            2005       2006         2007
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.50   $ 113.12       $  118.23   $ 130.57     $ 130.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                3          3               3          2            3
------------------------------------------------------------------------------------------------------------------------------------
EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  103.90   $ 110.55     $ 112.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --              --         --     $  96.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  92.10   $ 100.31       $  103.47   $ 117.65     $ 121.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               12         13              12         11           10
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $   97.47   $  99.34     $ 107.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  77.31   $  81.56       $   83.56   $  87.18     $  95.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  96.98   $ 110.90       $  116.25   $ 127.77     $ 136.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          1               1          1            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --              --   $ 104.26     $ 104.85
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --              --   $ 108.18     $  97.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --              --         --     $  95.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000|SFs)                             --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  104.97   $ 116.08     $ 118.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 113.20       $  116.38   $ 136.30     $ 146.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 109.47   $ 122.57       $  141.49   $ 166.28     $ 188.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --          114.91   $ 142.29     $ 162.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 108.90   $ 111.72       $  112.55   $ 115.42     $ 117.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --          1            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  94.11   $ 102.84       $  105.33   $ 124.95     $ 121.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                2          2               1          1            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  79.23   $  86.99       $   91.89   $ 102.29     $ 104.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  75.89   $  84.23       $   90.50   $  96.13     $ 109.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                9          9               9          8            7
------------------------------------------------------------------------------------------------------------------------------------
EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  106.38   $ 112.00     $ 103.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --              --         --           --
------------------------------------------------------------------------------------------------------------------------------------


                              Appendix II: Condensed financial information II-12

SERIES 500 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.45%).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1998        1999           2000         2001        2002
------------------------------------------------------------------------------------------------------------------------------------
EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --     $ 105.94    $  92.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 82.78    $  83.05       $  86.06     $  88.20    $  74.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           1              1            1           2
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $101.68    $ 105.20       $ 110.16     $ 112.74    $ 112.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --    $  81.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --             --           --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004           2005        2006         2007
------------------------------------------------------------------------------------------------------------------------------------
EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.92    $ 100.27     $ 106.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 105.91    $ 122.34     $ 124.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  91.36    $ 117.21     $ 127.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 111.40    $ 123.44     $ 122.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 119.25   $ 129.87       $ 141.69    $ 152.66     $ 171.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --           1            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  97.37   $ 113.08       $ 124.06    $ 137.53     $ 133.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                2          2              2           2            2
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 112.04   $ 111.55       $ 113.11    $ 116.74     $ 120.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 104.63       $ 108.69    $ 115.63     $ 137.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 107.10     $ 107.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 110.91     $ 115.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --     $  95.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 110.95     $ 107.40
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.28    $  98.22     $ 107.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $  99.72    $ 102.17     $ 106.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 117.06   $ 135.75       $ 139.49    $ 161.81     $ 156.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 111.19       $ 113.95    $ 107.80     $ 113.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 107.54     $ 108.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 109.21       $ 117.32    $ 131.98     $ 131.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 104.21    $ 119.04     $ 114.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------


II-13 Appendix II: Condensed financial information

SERIES 500 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.45%).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1998         1999         2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 81.40     $ 157.03      $ 92.78     $ 86.72    $  80.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            1           1           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 90.25     $ 105.69      $ 90.49     $ 66.89    $  47.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1            4            4           5           5
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $ 106.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $  78.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 89.20     $  84.96      $ 76.49     $ 76.09    $  72.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            1            1           1           1
------------------------------------------------------------------------------------------------------------------------------------
Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $  77.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $  76.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $  67.79
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $  79.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $  61.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $  73.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $  87.78
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --    $  56.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2003       2004           2005        2006         2007
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 123.57   $ 150.61       $ 197.09    $ 266.22     $ 372.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                1          1              1           1            1
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --       $ 123.65    $ 133.14     $ 160.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --          --     $  82.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --            1
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  63.87   $  70.74       $  75.62    $  78.53     $  86.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                5          5              5           5            4
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 109.00   $ 111.59       $ 111.90    $ 114.44     $ 119.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  99.63   $ 110.09       $ 116.05    $ 120.24     $ 129.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  88.34   $  94.85       $  96.58    $ 104.89     $ 106.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                1          1              1           1            1
------------------------------------------------------------------------------------------------------------------------------------
Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.24   $ 119.96       $ 136.48    $ 168.56     $ 186.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  96.40   $ 104.20       $ 109.60    $ 122.68     $ 126.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  87.27   $  91.74       $  97.18    $  95.88     $ 105.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.05   $ 115.08       $ 121.47    $ 142.84     $ 145.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  85.59   $  94.24       $ 100.66    $ 108.75     $ 119.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --           1           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.01   $ 115.80       $ 122.51    $ 138.52     $ 136.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --   $ 114.56       $ 121.35    $ 131.81     $ 134.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 118.84   $ 137.16       $ 141.51    $ 161.93     $ 143.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  87.89   $  90.93       $  99.71    $ 105.44     $ 122.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          1              1           1            1
------------------------------------------------------------------------------------------------------------------------------------
Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 108.28     $ 114.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 109.23     $ 115.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --         --             --    $ 110.12     $ 116.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --         --             --          --           --
------------------------------------------------------------------------------------------------------------------------------------


                              Appendix II: Condensed financial information II-14

SERIES 500 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED
FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.45%).
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                               1998    1999    2000       2001    2002    2003    2004    2005      2006       2007
------------------------------------------------------------------------------------------------------------------------------------
Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --      --      --         --      --      --      --      --     $ 110.91   $ 117.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --      --      --         --      --      --      --      --           --         --
------------------------------------------------------------------------------------------------------------------------------------


II-15 Appendix II: Condensed financial information

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2008 to a fixed maturity option with a maturity date of June 15, 2016 (eight* years later) at a hypothetical rate to maturity of 7.00% (h), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2012.(a)




-----------------------------------------------------------------------------------------------
                                                                         Hypothetical assumed
                                                                          rate to maturity(j)
                                                                           on June 15, 2012
                                                                       ------------------------
                                                                              5%          9%
-----------------------------------------------------------------------------------------------
As of June 15, 2012 before withdrawal
-----------------------------------------------------------------------------------------------
(1) market adjusted amount(b)                                            $141,389    $121,737
-----------------------------------------------------------------------------------------------
(2) fixed maturity amount(c)                                             $131,104    $131,104
-----------------------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                                   $ 10,285    $ (9,367)
-----------------------------------------------------------------------------------------------
On June 15, 2012 after $50,000 withdrawal
-----------------------------------------------------------------------------------------------
(4) portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                    $  3,637    $ (3,847)
-----------------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal:
  $50,000 - (4)                                                          $ 46,363    $ 53,847
-----------------------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                                 $ 91,389    $ 71,737
-----------------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                                     $ 84,741    $ 77,257
-----------------------------------------------------------------------------------------------
(8) maturity value (d)                                                   $111,099    $101,287
-----------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

*   In Oregon, seven is the maximum maturity year.

Notes:


 (a)  Number of days from the withdrawal date to the maturity date = D = 1,461

 (b)  Market adjusted amount is based on the following calculation:

          Maturity value               $171,882
         ________________          ________________
                              =                       where j is either 5% or 9%
           (1+j)(D/365)           (1+j)(1,461/365)

 (c)  Fixed maturity amount is based on the following calculation:

          Maturity value               $171,882
         ________________          ________________
                              =
           (1+h)(D/365)          (1+0.07)(1,461/365)

 (d)  Maturity value is based on the following calculation:

      Fixed maturity amount x (1+h)(D/365)
                                    = ($84,741 or $77,257) x (1+0.07)(1,461/365)


                             Appendix III: Market value adjustment example III-1

Appendix IV: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------
STATES WHERE CERTAIN EQUI-VEST(SM) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE
OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:


-------------------------------------------------------------------------------------------------------
State         Features and benefits                       Availability or variation
-------------------------------------------------------------------------------------------------------
California    See "Your right to cancel within a cer-     If you reside in the state of California
              tain number of days" under "Contract        and you are age 60 or older at the time the
              features and benefits"                      contract is issued, you may return your
                                                          variable annuity contract within 30 days
                                                          from the date that you receive it and
                                                          receive a refund as described below.
                                                          If you allocate your entire initial
                                                          contribution to the EQ/Money Market option
                                                          (and/or the guaranteed interest option),
                                                          the amount of your refund will be equal to
                                                          your contribution less interest, unless you
                                                          make a transfer, in which case the
                                                          amount of your refund will be equal to your
                                                          account value on the date we receive
                                                          your request to cancel at our processing
                                                          office. This amount could be less than your
                                                          initial contribution. If you allocate any
                                                          portion of your initial contribution to
                                                          variable
                                                          investment options other than the EQ/Money
                                                          Market option and/or the fixed matu-
                                                          rity options, your refund will be equal to
                                                          your account value on the date we receive
                                                          your request to cancel at our processing
                                                          office.
-------------------------------------------------------------------------------------------------------
New York      See "Selecting an annuity payout            In the second to last paragraph in this
              option" in "Your annuity payout             section, the second line in the paragraph
              option" under "Accessing your money"        "(1) the amount applied to purchase the
                                                          annuity;" is deleted in its entirety and
                                                          replaced with the following:

                                                          (1) The amount applied to provide the
                                                              annuity will be: (a) the account value for
                                                              any life annuity form or (b) the cash value
                                                              for any period certain annuity form
                                                              except that, if the period certain is more
                                                              than five years, the amount applied
                                                              will be no less than 95% of the account
                                                              value.
-------------------------------------------------------------------------------------------------------
Puerto Rico   See "Taxation of nonqualified annu-         There are special rules for nonqualified
              ities" under "Tax information"              contracts issued in Puerto Rico.

                                                          Income from NQ contracts we issue is U.S.
                                                          source. A Puerto Rico resident is subject
                                                          to U.S. taxation on such U.S. source
                                                          income. Only Puerto Rico source income of
                                                          Puerto Rico residents is excludable from
                                                          U.S. taxation. Income from NQ contracts is
                                                          also subject to Puerto Rico tax. The
                                                          calculation of the taxable portion of
                                                          amounts
                                                          distributed from a contract may differ in
                                                          the two jurisdictions. Therefore, you might
                                                          have to file both U.S. and Puerto Rico tax
                                                          returns, showing different amounts of
                                                          income from the contract for each tax
                                                          return. Puerto Rico generally provides a
                                                          credit against Puerto Rico tax for U.S. tax
                                                          paid. Depending on your personal situa-
                                                          tion and the timing of the different tax
                                                          liabilities, you may not be able to take
                                                          full
                                                          advantage of this credit.
-------------------------------------------------------------------------------------------------------
Washington    See "Fixed maturity options" in "What       The fixed maturity options are not
              contract?" under "Contract features         available for contracts issued after August
              and benefits"                               13, are your investment options under the 2001.
-------------------------------------------------------------------------------------------------------


IV-1 Appendix IV: State contract availability and/or variations of certain features and benefits

Statement of additional information

--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                            Page
Who is AXA Equitable?                                                         2
Calculation of annuity payments                                               2
Custodian and independent registered public accounting firm                   2
Distribution of the contracts                                                 3
Calculating unit values                                                       3
Financial statements                                                          3


How to Obtain an EQUI-VEST(SM) Statement of Additional Information for Separate
 Account A

Call 1 (800) 628-6673 or send this request form to:
 EQUI-VEST(SM)
 Processing Office
 AXA Equitable
 P.O. Box 4956
 Syracuse, NY 13221-4956

.................................................................................


Please send me an EQUI-VEST(SM) Statement of Additional Information dated May 1, 2008.


(Combination variable and fixed deferred annuity)


--------------------------------------------------------------------------------


Name



--------------------------------------------------------------------------------


Address



--------------------------------------------------------------------------------
City                               State                        Zip














                                                                          X02031

EQUI-VEST(SM)

Employer-Sponsored Retirement Programs


PROSPECTUS DATED MAY 1, 2008

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS EQUI-VEST(SM)?


EQUI-VEST(SM) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and our guaranteed interest option or in our fixed maturity options ("investment options"). Each of these contracts may not currently be available in all states.



--------------------------------------------------------------------------------
Variable investment options
--------------------------------------------------------------------------------
Fixed income
--------------------------------------------------------------------------------
o AXA Conservative Allocation(1)        o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation(1)   o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate     o EQ/Money Market
  Government Securities                 o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond     o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond     o Multimanager Core Bond
o EQ/Evergreen International Bond       o Multimanager High Yield
o EQ/Franklin Income
--------------------------------------------------------------------------------
Domestic stocks
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)          o EQ/Marsico Focus
o AXA Moderate-Plus Allocation(1)       o EQ/Mid Cap Value PLUS(6)
o EQ/AllianceBernstein Common Stock     o EQ/Montag & Caldwell Growth
o EQ/AllianceBernstein Large Cap        o EQ/Mutual Shares
  Growth                                o EQ/Oppenheimer Main Street
o EQ/AllianceBernstein Small Cap          Opportunity
  Growth                                o EQ/Oppenheimer Main Street
o EQ/AllianceBernstein Value              Small Cap
o EQ/Ariel Appreciation II(2)           o EQ/Small Company Index
o EQ/AXA Rosenberg Value Long/Short     o EQ/T. Rowe Price Growth Stock
  Equity(3)                             o EQ/Templeton Growth
o EQ/BlackRock Basic Value Equity       o EQ/UBS Growth and Income
o EQ/Boston Advisors Equity Income      o EQ/Van Kampen Comstock
o EQ/Calvert Socially Responsible       o EQ/Van Kampen Mid Cap Growth
o EQ/Capital Guardian Growth            o EQ/Van Kampen Real Estate
o EQ/Capital Guardian Research          o Multimanager Aggressive Equity
o EQ/Davis New York Venture             o Multimanager Health Care
o EQ/Equity 500 Index                   o Multimanager Large Cap Core Equity
o EQ/Evergreen Omega                    o Multimanager Large Cap Growth
o EQ/FI Mid Cap                         o Multimanager Large Cap Value
o EQ/Franklin Small Cap Value           o Multimanager Mid Cap Growth
o EQ/Franklin Templeton Founding        o Multimanager Mid Cap Value
  Strategy                              o Multimanager Small Cap Growth
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Small Cap Value
o EQ/GAMCO Small Company Value          o Multimanager Technology
o EQ/JPMorgan Value Opportunities       o Target 2015 Allocation
o EQ/Large Cap Core PLUS(4)             o Target 2025 Allocation
o EQ/Large Cap Growth PLUS(5)           o Target 2035 Allocation
o EQ/Legg Mason Value Equity            o Target 2045 Allocation
o EQ/Lord Abbett Growth and Income
o EQ/Lord Abbett Large Cap Core
o EQ/Lord Abbett Mid Cap Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International    o EQ/Oppenheimer Global
o EQ/BlackRock International Value      o EQ/Van Kampen Emerging Markets
o EQ/International Core PLUS(7)           Equity
o EQ/International Growth               o Multimanager International Equity
--------------------------------------------------------------------------------
Balanced/hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation(1)
--------------------------------------------------------------------------------
(1) The AXA Allocation portfolios.
(2) The EQ/Ariel Appreciation II option is not available under EDC and TSA contracts.
(3) The EQ/AXA Rosenberg Value Long/Short Equity option is not available for new contributions or incoming transfers for certain TSA contract owners in the State of Texas. (See Appendix IV.)
(4) Formerly named "MarketPLUS Large Cap Core."
(5) Formerly named "MarketPLUS Large Cap Growth."
(6) Formerly named "MarketPLUS Mid Cap Value."
(7) Formerly named "MarketPLUS International Core."

You allocate amounts to the variable investment options, under your choice of investment method subject to any restrictions. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of the AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the fixed maturity options, which are discussed later in this prospectus.


The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                         X02003

TYPES OF CONTRACTS. For existing and new contract owners, we offer different "series" of contracts for use as:

Employer-funded traditional individual retirement annuities ("IRAs"):

o   A simplified employee pension plan ("SEP") sponsored by an employer.

o SEPs funded by salary reduction arrangements ("SARSEPs") for plans established by employers before January 1, 1997. Although we still issue these contracts to employees whose employer's plans enrolled on this basis, plans of this type are no longer available under EQUI-VEST(SM) to new employer groups without existing plans.
o   SIMPLE IRAs funded by employee salary reduction and employer contributions.

Other employer-sponsored contracts:

o Trusteed contracts to fund defined contribution "HR-10" or "Keogh" plans of employers who are sole proprietorships, partnerships, or business trusts, or plans of corporations, including non-profit organizations and states or local governmental entities.

o   Annuitant-Owned contracts to fund defined contribution HR-10 or Keogh plans.

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity (basic "TSA") for public schools and nonprofit entities under Internal Revenue Code
    Section 501(c)(3).

o A TSA annuity issued to participants of TSA plans generally sponsored by universities ("University TSA") that prohibits loans and has restrictions not included in a basic TSA.

o To fund Internal Revenue Code Section 457 employee deferred compensation ("EDC") plans of state and municipal governments and tax-exempt organizations.

Minimum contribution amounts of $20 may be made under the contract.

For existing contract owners only:

o   Original contracts (see Appendix 1).


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2008, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.


Although this prospectus is primarily designed for potential purchasers of the contract, you may have previously purchased a contract and are receiving this prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features and charges of the contract may have varied over time and may vary depending on your state. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your contract and/or see Appendices I and IV.

Contents of this prospectus
--------------------------------------------------------------------------------
EQUI-VEST(SM)
--------------------------------------------------------------------------------
Index of key words and phrases                                                 5
Who is AXA Equitable?                                                          7
How to reach us                                                                8
EQUI-VEST(SM) employer-sponsored retirement programs
     at a glance -- key features                                              10

--------------------------------------------------------------------------------
FEE TABLE                                                                     13
--------------------------------------------------------------------------------
Examples                                                                      16
Examples: EQUI-VEST(SM) series 100 and 200 contracts                          18
Examples: EQUI-VEST(SM) series 200 Trusteed contracts                         20
Examples: EQUI-VEST(SM) series 300 contracts                                  22
Examples: EQUI-VEST(SM) series 400 contracts                                  24
Condensed financial information                                               26



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                             27
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                          27
Owner and annuitant requirements                                              29
How you can make your contributions                                           29
What are your investment options under the contract?                          29
Portfolios of the Trusts                                                      30
Selecting your investment method                                              36
ERISA considerations for employers                                            37
Allocating your contributions                                                 37
Your right to cancel within a certain number of days                          37



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                          38
--------------------------------------------------------------------------------
Your account value and cash value                                             38
Your contract's value in the variable investment options                      38
Your contract's value in the guaranteed interest option                       38
Your contract's value in the fixed maturity options                           38



--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG
     INVESTMENT OPTIONS                                                       39
--------------------------------------------------------------------------------
Transferring your account value                                               39
Disruptive transfer activity                                                  39
Automatic transfer options                                                    40
Investment simplifier                                                         40
Rebalancing your account value                                                41


----------------------
"We," "our" and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.


                                                  Contents of this prospectus  3

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                       42
--------------------------------------------------------------------------------
Withdrawing your account value                                                42
How withdrawals are taken from your account value                             43
Loans under TSA, governmental employer EDC and Corporate
     Trusteed contracts                                                       43
Termination                                                                   44
Texas ORP participants                                                        44
When to expect payments                                                       44
Your annuity payout options                                                   44



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                       47
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                            47
Charges under the contracts                                                   47
For all contract series                                                       51
Charges that the Trusts deduct                                                51
Variation in charges                                                          52



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                   53
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                       53
How death benefit payment is made                                             53
Beneficiary continuation option (For TSAs, SEPs, SARSEP
     and SIMPLE IRAs only)                                                    53



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                           55
--------------------------------------------------------------------------------
Tax information and ERISA matters                                             55
Buying a contract to fund a retirement arrangement                            55
Special rules for tax-favored retirement programs                             55
Additional "Saver's Credit" for salary reduction contributions to
     certain plans or a traditional IRA or Roth IRA                           55
Qualified plans                                                               56
Tax-sheltered annuity arrangements (TSAs)                                     56
Distributions from Qualified Plans and TSAs                                   58
Simplified Employee Pensions (SEPs)                                           61
SIMPLE IRAs (Savings Incentive Match Plan)                                    61
Public and tax-exempt organization employee
     deferred compensation plans (EDC Plans)                                  62
Traditional Individual Retirement Annuities
     (traditional IRAs)                                                       63
ERISA matters                                                                 70
Certain rules applicable to plans designed
     to comply with Section 404(c) of ERISA                                   71
Federal and state income tax withholding and
     information reporting                                                    71
Federal income tax withholding on periodic annuity payments                   71
Federal income tax withholding on non-periodic annuity
     payments (withdrawals)                                                   71
Mandatory withholding from TSA, governmental employer EDC
     and qualified plan distributions                                         72
Impact of taxes to AXA Equitable                                              72



--------------------------------------------------------------------------------
8. MORE INFORMATION                                                           73
--------------------------------------------------------------------------------
About our Separate Account A                                                  73
About the Trusts                                                              73
About our fixed maturity options                                              73
About the general account                                                     74
About other methods of payment                                                75
Dates and prices at which contract events occur                               75
About your voting rights                                                      75
About legal proceedings                                                       76
Financial statements                                                          76
Transfers of ownership, collateral assignments,
     loans, and borrowing                                                     76
Funding changes                                                               76
Distribution of the contracts                                                 76



--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS
     BY REFERENCE                                                           78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I   -- Original contracts                                                    I-1
II  -- Condensed financial information                                      II-1
III -- Market value adjustment example                                     III-1
IV  -- State contract availability and/or variations of
       certain features and benefits                                        IV-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------


4  Contents of this prospectus

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.

                                                                            Page
   account value                                                              38
   annuitant                                                                  37
   annuity payout options                                                     29
   Annuitant-Owned HR-10                                                   cover
   beneficiary                                                                53
   beneficiary continuation option                                            53
   business day                                                               75
   cash value                                                                 38
   contract date                                                              11
   contract date anniversary                                                  11
   contract year                                                              11
   contributions                                                              27
   disruptive transfer activity                                               39
   DOL                                                                        56
   EDC                                                                     cover
   EQAccess                                                                    8
   ERISA                                                                      37
   elective deferral contributions                                            56
   fixed maturity amount                                                      35
   fixed maturity option                                                      35
   guaranteed interest option                                                 35
   IRA                                                                     cover
   investment options                                                  cover, 29
   market adjusted amount                                                     35
   market timing                                                              39
   market value adjustment                                                    35
   maturity value                                                             35
   nonelective contribution                                                   62
   Original contracts                                                 Appendix I
   partial withdrawals                                                        42
   portfolio                                                               cover
   processing office                                                           8
   rate to maturity                                                           35
   Required Beginning Date                                                    69
   SAI                                                                     cover
   SEC                                                                     cover
   salary reduction contributions                                             55
   SARSEP                                                                  cover
   SEP                                                                     cover
   SIMPLE IRA                                                              cover
   TOPS                                                                        8
   Trusteed contracts                                                      cover
   TSA                                                                     cover
   Trusts                                                                  cover
   unit                                                                       38
   unit investment trust                                                      73
   variable investment options                                         cover, 29

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.


--------------------------------------------------------------------------------
Prospectus                    Contract or Supplemental Materials
--------------------------------------------------------------------------------
fixed maturity options        Guarantee Periods or Fixed Maturity Accounts
variable investment options   Investment Funds or Investment Divisions
account value                 Annuity Account Value
rate to maturity              Guaranteed Rates
guaranteed interest option    Guaranteed Interest Account
unit                          Accumulation unit
unit value                    Accumulation unit value
--------------------------------------------------------------------------------


                                                Index of key words and phrases 5

In this prospectus, we use a "series" number when necessary to identify a particular contract. We discuss four series of contracts. Once you have purchased a contract you can identify the EQUI-VEST(SM) series you have by referring to your confirmation notice, or you may contact your financial professional, or you may call our toll-free number. The series designations are as follows:

     -------------------------------------------------------------------------------------------------------------
     TSA, SEP, EDC, Annuitant-Owned HR-10 and Trusteed contracts.           series 100

                                                                            This series is no longer available for
                                                                            new purchasers except in NY and NJ
                                                                            (for TSA, EDC and Trusteed).
     -------------------------------------------------------------------------------------------------------------
     TSA, EDC, Annuitant-Owned HR-10, Trusteed, SEP and SARSEP contracts.   series 200

                                                                            This series is available for new
                                                                            purchasers of TSA, EDC, Trusteed, and
                                                                            Annuitant-Owned HR-10 contracts in
                                                                            all states except in NY and NJ. Also
                                                                            available for SEP and SARSEP contracts
                                                                            in MD, OR and WA.
     -------------------------------------------------------------------------------------------------------------
     SEP and SARSEP contracts in all states except in MD, OR and WA.        series 300
     -------------------------------------------------------------------------------------------------------------
     SIMPLE IRA contracts in all approved states.                           series 400
     -------------------------------------------------------------------------------------------------------------

We also have contracts that we refer to as "Original contracts." These contracts are no longer available for new purchasers. Any information about original contracts which is different from the current series we offer can be found in Appendix I, which will be referenced throughout this prospectus when it applies.


6 Index of key words and phrases

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



                                                        Who is AXA Equitable?  7

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:



------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
------------------------------------------------------
AXA Equitable
EQUI-VEST(SM)
Unit Collections
P.O. Box 13463
Newark, NJ 07188-0463


------------------------------------------------------
FOR TSA, GOVERNMENTAL EMPLOYER EDC AND CORPORATE
TRUSTEED LOAN REPAYMENTS SENT BY REGULAR MAIL:
------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Loan Repayments Lockbox
P.O. Box 13496
Newark, NJ 07188-0496


------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
------------------------------------------------------
AXA Equitable
JPMorganChase
EQUI-VEST(SM) Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail packages
Attn: Extraction Supervisor, (718) 242-2992

For correspondence without checks:

------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
BY REGULAR MAIL:
------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956

------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
BY EXPRESS DELIVERY:
------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202

                       ----------------------------------
Your correspondence will be picked up at the mailing address noted above and delivered to the appropriate processing office. Your correspondence, however, is not considered received by us until it is received at one of our processing offices. Our processing office for correspondence with checks is 4 Chase Metrotech Center, 7th Floor, Brooklyn, NY. Our processing office for all other communications is 100 Madison Street, Suite 100, Syracuse, NY.


------------------------------------------------------
REPORTS WE PROVIDE:
------------------------------------------------------
o   written confirmation of financial transactions;

o quarterly statements of your contract values as of the close of each calendar quarter; and

o annual statement of your contract values as of your contract date anniversary.

------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
EQACCESS SYSTEMS
------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o   your current account value;

o   your current allocation percentages;

o   the number of units you have in the variable investment options;

o   rates to maturity for fixed maturity options;

o   the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option (not available for transfers to fixed maturity options); and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only).

Under TOPS only you can:

o   elect the investment simplifier.

Under EQAccess only you can:

o   elect to receive certain contract statements electronically;

o   change your address; and

o   access "Frequently Asked Questions" and certain service forms.


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll free (800)755-7777. You may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine.


8  Who is AXA Equitable?

For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).


------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
------------------------------------------------------


You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.


Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

------------------------------------------------------
TOLL-FREE TELEPHONE SERVICE:
------------------------------------------------------
You may reach us toll-free by calling 1 (800) 841-0801 for a recording of daily unit values for the variable investment options.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) election of the automatic investment program (not applicable to all contracts);

(2)   election of the investment simplifier;

(3)   election of the automatic deposit service;

(4)   election of the rebalancing program;

(5)   election of required minimum distribution automatic withdrawal option;

(6) election of beneficiary continuation option (TSA, SEP, SARSEP, and SIMPLE IRA contracts only);

(7)   transfer/rollover of assets to another carrier;

(8) request for a loan (ERISA and non-ERISA TSA, governmental employer EDC (subject to state availability) and Corporate Trusteed contracts);

(9)   tax withholding election; and

(10)  contract surrender and withdrawal requests.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)   address changes;

(2)   beneficiary changes;

(3)   transfers among investment options; and

(4)   change of ownership (when applicable).


TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)   automatic investment program;

(2)   investment simplifier;

(3)   rebalancing program;

(4)   systematic withdrawals; and

(5)   the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. For TSA, SEP, and SIMPLE IRA contracts we need the annuitant's signature and in some cases the Plan Administrator's signature if the Plan requires it.


                                                        Who is AXA Equitable?  9

EQUI-VEST(SM) employer-sponsored retirement programs at a glance -- key features


------------------------------------------------------------------------------------------------------------------------------------
Professional           EQUI-VEST(SM)'s variable investment options invest in different portfolios sub-advised by
investment             professional investment advisers.
management
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed             o Principal and interest guarantees
interest option
                       o Interest rates set periodically
------------------------------------------------------------------------------------------------------------------------------------
Fixed maturity         o 10 (7 in Oregon) fixed maturity options with maturities ranging from approximately 1 to 10
options                  years (1 to 7 in Oregon).

                       o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                       -------------------------------------------------------------------------------------------------------------
                       If you make any withdrawals (including transfers, surrender or termination of your contract or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option.
                       -------------------------------------------------------------------------------------------------------------
                       Only available for contracts in states where approved.
------------------------------------------------------------------------------------------------------------------------------------
Tax advantages         o On earnings inside       No tax until you make withdrawals from your contract or receive
                         the contract             annuity payments.

                       o On transfers inside      No tax on transfers among investment options.
                         the contract
                       -------------------------------------------------------------------------------------------------------------
                       Because you are purchasing an annuity contract as a Tax Sheltered Annuity (TSA), or to fund a qualified employer sponsored retirement arrangement, you should be aware that such contracts do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," later in this prospectus.)
------------------------------------------------------------------------------------------------------------------------------------
Contribution amounts   o $20 (minimum) each contribution

                       o Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million under all
                         EQUI-VEST(SM) series and EQUI-VEST(SM) At Retirement(SM) contracts with the same owner or annuitant
                         ($500,000 for owners or annuitants who are age 81 and older at contract issue.)
------------------------------------------------------------------------------------------------------------------------------------
Access to your money   o Partial withdrawals

                       o Several withdrawal options on a periodic basis

                       o Contract surrender

                       Withdrawals are subject to the terms of the plan and may be limited. You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a penalty tax.
------------------------------------------------------------------------------------------------------------------------------------
Payout options         o Fixed annuity payout options

                       o Variable Immediate Annuity payout options (described in a separate prospectus for that option)
------------------------------------------------------------------------------------------------------------------------------------



10 EQUI-VEST(SM) employer-sponsored
retirement programs at a glance -- key features

------------------------------------------------------------------------------------------------------------------------------------
Additional features   o Dollar cost averaging by automatic transfers
                        -- Interest sweep option
                        -- Fixed dollar option

                      o Automatic investment program (not applicable to all contracts)

                      o Account value rebalancing (quarterly, semiannually, and annually)

                      o No charge on transfers among investment options

                      o Waiver of withdrawal charge under certain circumstances

                      o Minimum death benefit
------------------------------------------------------------------------------------------------------------------------------------
Fees and charges      o Daily charge on amounts invested in variable investment options for mortality and expense risks and other expenses at annual rates determined by contract series:
                        series 100 and 200 -- 1.34%; two options at 1.40%, currently (maximum of 1.49%).
                        series 300 and 400: 1.34%; four options at 1.35% (maximum of 2.00% for series 400).

                      o Annual administrative charge*:
                        series 100 and 200: $30 or 2% of the account value plus any amounts previously withdrawn during the contract year, if less.
                        series 300 and 400: $30 ($65 maximum) during the first two contract years or 2% of the account value plus any amounts previously withdrawn during the contract year, if less; $30 thereafter ($65 maximum).
                        * For individuals who own multiple contracts with combined account values over $100,000, this charge may be waived. See "Annual administrative charge" in "Charges and expenses" later in this prospectus.

                      o Charge for third-party transfer (such as in the case of a trustee-to-trustee transfer for an IRA contract)
                        or exchange (if your contract is exchanged for a contract issued by another insurance company):
                        series 100 and 200: none
                        series 300 and 400: $25 current per occurrence ($65 maximum).

                      o No sales charge deducted at the time you make contributions.

                      o Withdrawal charge:
                        -- series 300, 400, and Trusteed contracts under series 100 and 200: We deduct a charge equal to 6% of contributions that have been withdrawn if such contributions were made in the current and five prior contract years.

                        All SEP, SARSEP, TSA, EDC and Annuitant-owned HR-10 contracts under series 100 and 200: 6% of amount withdrawn, generally declining for the first through 12th contract years. The total of all withdrawal charges may not exceed 8% of all contributions made during a specified period before the withdrawal is made.

                        There is no charge in any contract year in which the amount withdrawn does not exceed 10% of your account value as of date of the withdrawal, minus prior withdrawals in that contract year. Under certain circumstances the withdrawal charge will not apply. They are discussed in "Charges and expenses" later in this prospectus.

                      -------------------------------------------------------------------------------------------------------------
                      The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example if your contract date is May 1, your contract date anniversary is April 30.
                      ------------------------------------------------------------------------------------------------------------

                      o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                      o We deduct a $350 annuity administrative fee from amounts applied to a Variable Immediate Annuity payout option. This option is described in a separate prospectus that is available from your financial professional.

                      o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee Table" later in this prospectus for details.
------------------------------------------------------------------------------------------------------------------------------------


THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY, OR MAY BE IMPOSED BY EMPLOYERS UNDER THEIR PLANS. MAXIMUM EXPENSE LIMITATIONS APPLY TO CERTAIN VARIABLE INVESTMENT OPTIONS, AND RIGHTS ARE RESERVED


                                     EQUI-VEST(SM) employer-sponsored retirement
                                         programs at a glance -- key features 11

TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. ALSO, ALL FEATURES OF THE CONTRACT, INCLUDING ALL VARIABLE INVESTMENT OPTIONS, ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD (SEE "SELECTING YOUR INVESTMENT METHOD" LATER IN THIS PROSPECTUS).


For more detailed information we urge you to read the contents of this prospectus, as well as your contract. This prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.



OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same Selling broker-dealer. Some Selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the Selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some Selling broker-dealers may limit their clients from purchasing some optional benefits based upon the client's age.


12 EQUI-VEST(SM) employer-sponsored retirement programs at a glance -- key features

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

---------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
---------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions, or amounts with-
drawn, depending on the contract and series (deducted if you surrender your
contract or make certain withdrawals)(1)                                                   6.00%

Charge if you elect a Variable Immediate Annuity payout option (which is described
in a separate prospectus for that option)                                                  $350

Charge for third-party transfer or exchange                                                series 100 and 200: none
                                                                                           series 300 and 400: $65 maximum for
                                                                                           each occurrence;
                                                                                           currently $25 for each occurrence.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value on each contract date anniversary
---------------------------------------------------------------------------------------------------------------------------------
Annual administrative charge(2)
                                                                                           The lesser of $30 or 2% of
                                                                                           your account value, plus any
                                                                                           prior withdrawals during the
  For series 100 and 200:                                                                  contract year.

  For series 300 and 400:                                                                  $65 maximum ($30 current)

Net Loan interest charge(3)--TSA, governmental employer EDC and Corporate
Trusted contracts (calculated and deducted daily as a percentage of the
outstanding loan amount):                                                                  2.00%.

---------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
---------------------------------------------------------------------------------------------------------------------------------

                                             EQ/AllianceBernstein               All Other
Separate account                                 Common Stock               Variable Investment
annual expenses:                            EQ/Money Market Options              Options
                                         -----------------------------  ---------------------------
                                           series 100      series 200     series 100    series 200     series 300    series 400
                                         -------------   -------------  ------------- -------------  -------------  ------------
Maximum mortality and expense risk(4)    0.65%           1.24%          0.50%         1.09%          1.10%          1.75%
                                         (currently      (currently                                                 (currently
                                         0.56%)          1.15%)                                                     1.10%)

Maximum other expenses(5)                0.84%           0.25%          0.84%         0.25%          0.25%          0.25%
                                                                                                     (currently     (currently
                                                                                                     0.24%)(7)      0.24%)(7)
                                         -------------   -------------  -----------   -------------  -------------  ------------
Maximum total Separate Account A         1.49%           1.49%          1.34%         1.34%          1.35%          2.00%
annual expenses(6)                       =============   =============  ===========   =============  =============  ============
                                         (currently      (currently                                  (currently     (currently
                                         1.40%)          1.40%)                                      1.34%)(7)      1.34%)(7)


                                                                    Fee table 13

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


---------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
---------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted        Lowest     Highest
from portfolio assets including management fees, 12b-1 fees, service fees, and/or     ------     -------
other expenses)(8)                                                                    0.38%      3.71%
---------------------------------------------------------------------------------------------------------



This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.

-------------------------------------------------------------------------------------------
                                                         Manage-
                                                          ment       12b-1      Other
 Portfolio Name                                          Fees(9)    Fees(10) Expenses(11)
-------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
-------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.10%      0.25%      0.17%
AXA Conservative Allocation                               0.10%      0.25%      0.21%
AXA Conservative-Plus Allocation                          0.10%      0.25%      0.19%
AXA Moderate Allocation                                   0.10%       --        0.17%
AXA Moderate-Plus Allocation                              0.10%      0.25%      0.17%
Multimanager Aggressive Equity                            0.60%       --        0.19%
Multimanager Core Bond                                    0.58%      0.25%      0.18%
Multimanager Health Care                                  1.20%      0.25%      0.23%
Multimanager High Yield                                   0.57%       --        0.19%
Multimanager International Equity                         1.00%      0.25%      0.23%
Multimanager Large Cap Core Equity                        0.89%      0.25%      0.21%
Multimanager Large Cap Growth                             0.90%      0.25%      0.22%
Multimanager Large Cap Value                              0.87%      0.25%      0.20%
Multimanager Mid Cap Growth                               1.10%      0.25%      0.20%
Multimanager Mid Cap Value                                1.09%      0.25%      0.20%
Multimanager Small Cap Growth                             1.05%      0.25%      0.27%
Multimanager Small Cap Value                              1.03%      0.25%      0.18%
Multimanager Technology                                   1.20%      0.25%      0.22%
Target 2015 Allocation                                    0.10%      0.25%      1.71%
Target 2025 Allocation                                    0.10%      0.25%      1.41%
Target 2035 Allocation                                    0.10%      0.25%      2.38%
Target 2045 Allocation                                    0.10%      0.25%      2.81%
-------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         0.47%       --        0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%       --        0.13%
EQ/AllianceBernstein International                        0.71%       --        0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%      0.25%      0.13%
EQ/AllianceBernstein Quality Bond                         0.50%       --        0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%       --        0.13%
EQ/AllianceBernstein Value                                0.59%       --        0.12%
EQ/Ariel Appreciation II(14)                              0.75%      0.25%      0.26%
EQ/AXA Rosenberg Value Long/Short Equity                  1.40%      0.25%      1.91%
EQ/BlackRock Basic Value Equity                           0.55%      0.25%      0.13%
EQ/BlackRock International Value                          0.81%      0.25%      0.19%
EQ/Boston Advisors Equity Income                          0.75%      0.25%      0.14%
EQ/Calvert Socially Responsible                           0.65%      0.25%      0.23%
EQ/Capital Guardian Growth                                0.65%      0.25%      0.14%
EQ/Capital Guardian Research                              0.63%      0.25%      0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%      0.25%      0.16%
EQ/Davis New York Venture                                 0.85%      0.25%      0.18%
EQ/Equity 500 Index                                       0.25%       --        0.13%
EQ/Evergreen International Bond                           0.70%      0.25%      0.17%
EQ/Evergreen Omega                                        0.65%      0.25%      0.25%
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                       Total
                                                        Acquired       Annual                    Net
                                                          Fund        Expenses     Fee Waiv-    Annual
                                                        Fees and       (Before    ers and/or   Expenses
                                                        Expenses       Expense     Expense      (After
                                                      (Underlying      Limita-    Reimburse-    Expense
 Portfolio Name                                      Portfolios)(12)    tions)     ments(13)  Limitations)
-----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
-----------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.92%         1.44%      (0.17)%      1.27%
AXA Conservative Allocation                               0.69%         1.25%      (0.21)%      1.04%
AXA Conservative-Plus Allocation                          0.76%         1.30%      (0.19)%      1.11%
AXA Moderate Allocation                                   0.82%         1.09%      (0.17)%      0.92%
AXA Moderate-Plus Allocation                              0.86%         1.38%      (0.17)%      1.21%
Multimanager Aggressive Equity                             --           0.79%        --         0.79%
Multimanager Core Bond                                     --           1.01%      (0.01)%      1.00%
Multimanager Health Care                                   --           1.68%       0.00%       1.68%
Multimanager High Yield                                    --           0.76%        --         0.76%
Multimanager International Equity                          --           1.48%       0.00%       1.48%
Multimanager Large Cap Core Equity                         --           1.35%       0.00%       1.35%
Multimanager Large Cap Growth                              --           1.37%      (0.02)%      1.35%
Multimanager Large Cap Value                               --           1.32%       0.00%       1.32%
Multimanager Mid Cap Growth                                --           1.55%       0.00%       1.55%
Multimanager Mid Cap Value                                 --           1.54%       0.00%       1.54%
Multimanager Small Cap Growth                              --           1.57%      (0.02)%      1.55%
Multimanager Small Cap Value                               --           1.46%       0.00%       1.46%
Multimanager Technology                                   0.01%         1.68%       0.00%       1.68%
Target 2015 Allocation                                    0.55%         2.61%      (1.46)%      1.15%
Target 2025 Allocation                                    0.55%         2.31%      (1.16)%      1.15%
Target 2035 Allocation                                    0.55%         3.28%      (2.13)%      1.15%
Target 2045 Allocation                                    0.55%         3.71%      (2.56)%      1.15%
-----------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          --           0.60%        --         0.60%
EQ/AllianceBernstein Intermediate Government Securities    --           0.63%        --         0.63%
EQ/AllianceBernstein International                         --           0.89%      (0.04)%      0.85%
EQ/AllianceBernstein Large Cap Growth                      --           1.28%      (0.23)%      1.05%
EQ/AllianceBernstein Quality Bond                          --           0.64%        --         0.64%
EQ/AllianceBernstein Small Cap Growth                      --           0.87%        --         0.87%
EQ/AllianceBernstein Value                                 --           0.71%      (0.01)%      0.70%
EQ/Ariel Appreciation II(14)                               --           1.26%      (0.11)%      1.15%
EQ/AXA Rosenberg Value Long/Short Equity                   --           3.56%       0.00%       3.56%
EQ/BlackRock Basic Value Equity                            --           0.93%       0.00%       0.93%
EQ/BlackRock International Value                           --           1.25%       0.00%       1.25%
EQ/Boston Advisors Equity Income                           --           1.14%      (0.09)%      1.05%
EQ/Calvert Socially Responsible                            --           1.13%      (0.08)%      1.05%
EQ/Capital Guardian Growth                                0.01%         1.05%      (0.09)%      0.96%
EQ/Capital Guardian Research                               --           1.01%      (0.06)%      0.95%
EQ/Caywood-Scholl High Yield Bond                          --           1.01%      (0.01)%      1.00%
EQ/Davis New York Venture                                  --           1.28%       0.00%       1.28%
EQ/Equity 500 Index                                        --           0.38%        --         0.38%
EQ/Evergreen International Bond                            --           1.12%       0.00%       1.12%
EQ/Evergreen Omega                                         --           1.15%       0.00%       1.15%
-----------------------------------------------------------------------------------------------------------



14 Fee table

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Total
                                                                              Acquired        Annual                     Net
                                                                                Fund         Expenses    Fee Waiv-      Annual
                                                                              Fees and       (Before    ers and/or     Expenses
                                         Manage-                              Expenses       Expense     Expense       (After
                                          ment       12b-1      Other        (Underlying      Limita-   Reimburse-     Expense
 Portfolio Name                          Fees(9)    Fees(10) Expenses(11)  Portfolios)(12)    tions)     ments(13)   Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                             0.68%      0.25%      0.13%            --           1.06%      (0.06)%        1.00%
EQ/Franklin Income                        0.90%      0.25%      0.15%            --           1.30%       0.00%         1.30%
EQ/Franklin Small Cap Value               0.90%      0.25%      0.18%            --           1.33%      (0.03)%        1.30%
EQ/Franklin Templeton Founding Strategy   0.05%      0.25%      0.22%           1.05%         1.57%      (0.12)%        1.45%(15)
EQ/GAMCO Mergers and Acquisitions         0.90%      0.25%      0.19%            --           1.34%       0.00%         1.34%
EQ/GAMCO Small Company Value              0.76%      0.25%      0.12%            --           1.13%       0.00%         1.13%
EQ/International Core PLUS                0.60%      0.25%      0.30%           0.04%         1.19%      (0.05)%        1.14%
EQ/International Growth                   0.85%      0.25%      0.27%            --           1.37%       0.00%         1.37%
EQ/JPMorgan Core Bond                     0.43%      0.25%      0.13%            --           0.81%       0.00%         0.81%
EQ/JPMorgan Value Opportunities           0.60%      0.25%      0.14%            --           0.99%      (0.04)%        0.95%
EQ/Large Cap Core PLUS                    0.50%      0.25%      0.25%           0.02%         1.02%      (0.05)%        0.97%
EQ/Large Cap Growth PLUS                  0.50%      0.25%      0.24%           0.02%         1.01%      (0.04)%        0.97%
EQ/Legg Mason Value Equity                0.65%      0.25%      0.17%            --           1.07%      (0.07)%        1.00%
EQ/Long Term Bond                         0.40%      0.25%      0.13%            --           0.78%       0.00%         0.78%
EQ/Lord Abbett Growth and Income          0.65%      0.25%      0.16%            --           1.06%      (0.06)%        1.00%
EQ/Lord Abbett Large Cap Core             0.65%      0.25%      0.21%            --           1.11%      (0.11)%        1.00%
EQ/Lord Abbett Mid Cap Value              0.70%      0.25%      0.15%            --           1.10%      (0.05)%        1.05%
EQ/Marsico Focus                          0.85%      0.25%      0.13%            --           1.23%      (0.08)%        1.15%
EQ/Mid Cap Value PLUS                     0.55%      0.25%      0.24%           0.02%         1.06%      (0.04)%        1.02%
EQ/Money Market                           0.32%       --        0.13%            --           0.45%        --           0.45%
EQ/Montag & Caldwell Growth               0.75%      0.25%      0.15%            --           1.15%       0.00%         1.15%
EQ/Mutual Shares                          0.90%      0.25%      0.21%            --           1.36%      (0.06)%        1.30%
EQ/Oppenheimer Global                     0.95%      0.25%      0.51%           0.01%         1.72%      (0.36)%        1.36%
EQ/Oppenheimer Main Street Opportunity    0.85%      0.25%      0.45%           0.01%         1.56%      (0.25)%        1.31%
EQ/Oppenheimer Main Street Small Cap      0.90%      0.25%      0.48%           0.01%         1.64%      (0.33)%        1.31%
EQ/PIMCO Real Return                      0.55%      0.25%      0.14%            --           0.94%      (0.04)%        0.90%
EQ/Short Duration Bond                    0.43%      0.25%      0.15%            --           0.83%       0.00%         0.83%
EQ/Small Company Index                    0.25%      0.25%      0.14%            --           0.64%       0.00%         0.64%
EQ/T. Rowe Price Growth Stock             0.79%      0.25%      0.14%            --           1.18%      (0.03)%        1.15%
EQ/Templeton Growth                       0.95%      0.25%      0.20%            --           1.40%      (0.05)%        1.35%
EQ/UBS Growth and Income                  0.75%      0.25%      0.16%            --           1.16%      (0.11)%        1.05%
EQ/Van Kampen Comstock                    0.65%      0.25%      0.15%            --           1.05%      (0.05)%        1.00%
EQ/Van Kampen Emerging Markets Equity     1.11%      0.25%      0.28%            --           1.64%       0.00%         1.64%
EQ/Van Kampen Mid Cap Growth              0.70%      0.25%      0.15%            --           1.10%      (0.05)%        1.05%
EQ/Van Kampen Real Estate                 0.90%      0.25%      0.21%            --           1.36%      (0.10)%        1.26%
------------------------------------------------------------------------------------------------------------------------------------


Notes:

(1) Important exceptions and limitations may eliminate or reduce this charge. For a complete description of withdrawal charges, please see "Withdrawal charges" in "Charges and expenses" later in this prospectus.

(2) For series 300 and 400 contracts, during the first two contract years, this charge, if it applies, is equal to the lesser of $30 or 2% of your account value plus any amount previously withdrawn during the contract year. Thereafter, the charge is $30 for each contract year.

(3) We charge interest on loans under your contract but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans" under "Accessing your money" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(4)   A portion of this charge is for providing the death benefit.

(5) For series 100 and 200 contracts, this charge is for financial accounting and other administrative services relating to the contract.


(6) For series 100 and 200 contracts, the total Separate Account A annual expenses of the variable investment options and total annual expenses of the Trust when added together are not permitted to exceed an annual rate of 1.75% for the AXA Moderate Allocation, Multimanager Aggressive Equity, EQ/AllianceBernstein Common Stock, and EQ/Money Market options. Without this expense limitation, the total annual expenses deducted from the variable investment option plus the Trust's annual expenses for 2007 would have been 2.43% for the AXA Moderate Allocation option; 2.13% for the Multimanager Aggressive Equity option; 2.00% for the EQ/AllianceBernstein Common Stock option; and 1.85% for the EQ/Money Market option.


(7) For all variable investment options other than AXA Moderate Allocation, Multimanager Aggressive Equity, EQ/AllianceBernstein Common Stock and EQ/Money Market.


(8) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated expense amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(9) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (13) for any expense limitation agreement information.

(10) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the contract. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.


                                                                    Fee table 15

(11) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (13) for any expense limitation agreement information.


(12) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.



(13) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



-------------------------------------------------
   Portfolio Name
-------------------------------------------------
   Multimanager Aggressive Equity          0.72%
-------------------------------------------------
   Multimanager Health Care                1.67%
-------------------------------------------------
   Multimanager Large Cap Core Equity      1.34%
-------------------------------------------------
   Multimanager Large Cap Growth           1.29%
-------------------------------------------------
   Multimanager Large Cap Value            1.26%
-------------------------------------------------
   Multimanager Mid Cap Growth             1.52%
-------------------------------------------------
   Multimanager Mid Cap Value              1.53%
-------------------------------------------------
   Multimanager Small Cap Growth           1.35%
-------------------------------------------------
   Multimanager Small Cap Value            1.45%
-------------------------------------------------
   Multimanager Technology                 1.67%
-------------------------------------------------
   EQ/AllianceBernstein Common Stock       0.59%
-------------------------------------------------
   EQ/AllianceBernstein Large Cap Growth   1.03%
-------------------------------------------------
   EQ/AllianceBernstein Small Cap Growth   0.86%
-------------------------------------------------
   EQ/AllianceBernstein Value              0.62%
-------------------------------------------------
   EQ/Ariel Appreciation II                1.09%
-------------------------------------------------
   EQ/BlackRock Basic Value Equity         0.92%
-------------------------------------------------
   EQ/Davis New York Venture               1.25%
-------------------------------------------------
   EQ/Evergreen Omega                      1.12%
-------------------------------------------------
   EQ/GAMCO Mergers and Acquisitions       1.33%
-------------------------------------------------
   EQ/GAMCO Small Company Value            1.10%
-------------------------------------------------
   EQ/International Core PLUS              1.05%
-------------------------------------------------
   EQ/Large Cap Core PLUS                  0.83%
-------------------------------------------------
   EQ/Large Cap Growth PLUS                0.82%
-------------------------------------------------
   EQ/Legg Mason Value Equity              0.97%
-------------------------------------------------
   EQ/Lord Abbett Growth and Income        0.98%
-------------------------------------------------
   EQ/Lord Abbett Large Cap Core           0.99%
-------------------------------------------------
   EQ/Lord Abbett Mid Cap Value            1.04%
-------------------------------------------------
   EQ/Mid Cap Value PLUS                   0.81%
-------------------------------------------------
   EQ/Montag & Caldwell Growth             1.13%
-------------------------------------------------
   EQ/T. Rowe Price Growth Stock           0.87%
-------------------------------------------------
   EQ/UBS Growth and Income                1.04%
-------------------------------------------------
   EQ/Van Kampen Comstock                  0.99%
-------------------------------------------------
   EQ/Van Kampen Mid Cap Growth            1.04%
-------------------------------------------------


(14) The EQ/Ariel Appreciation II option is not available under EDC and TSA contracts.


(15) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and adminis tration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLES

These examples are intended to help you compare the cost of investing in each type of EQUI-VEST(SM) series contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectus for each Trust.


16 Fee table

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2007, which results in an estimated annual charge of 0.0643% of contract value.


The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, the third-party transfer or exchange charge, and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus (except the annual administrative charge which is described above); (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) there is no waiver of the withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                    Fee table 17

EQUI-VEST(SM) SERIES 100 AND 200 CONTRACTS --
FOR TSA, UNIVERSITY TSA, SEP, SARSEP, EDC AND ANNUITANT-OWNED HR-10 CONTRACTS:


------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                            of the
                                                                    applicable time period
                                                          --------------------------------------------
                                                           1 year    3 years    5 years     10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  849     $1,487     $2,150      $3,600
AXA Conservative Allocation                                $  830     $1,431     $2,058      $3,416
AXA Conservative-Plus Allocation                           $  835     $1,446     $2,083      $3,465
AXA Moderate Allocation                                    $  747     $1,181     $1,642      $2,558
AXA Moderate-Plus Allocation                               $  843     $1,469     $2,121      $3,542
Multimanager Aggressive Equity                             $  747     $1,181     $1,642      $2,558
Multimanager Core Bond                                     $  807     $1,360     $1,941      $3,178
Multimanager Health Care                                   $  873     $1,557     $2,266      $3,827
Multimanager High Yield                                    $  782     $1,286     $1,817      $2,925
Multimanager International Equity                          $  853     $1,499     $2,170      $3,638
Multimanager Large Cap Core Equity                         $  840     $1,460     $2,107      $3,513
Multimanager Large Cap Growth                              $  842     $1,466     $2,116      $3,533
Multimanager Large Cap Value                               $  837     $1,452     $2,092      $3,484
Multimanager Mid Cap Growth                                $  860     $1,519     $2,203      $3,705
Multimanager Mid Cap Value                                 $  859     $1,516     $2,199      $3,695
Multimanager Small Cap Growth                              $  862     $1,525     $2,213      $3,724
Multimanager Small Cap Value                               $  851     $1,493     $2,160      $3,619
Multimanager Technology                                    $  873     $1,557     $2,266      $3,827
Target 2015 Allocation                                     $  965     $1,827     $2,701      $4,657
Target 2025 Allocation                                     $  936     $1,740     $2,563      $4,398
Target 2035 Allocation                                     $1,032     $2,017     $3,004      $5,206
Target 2045 Allocation                                     $1,075     $2,138     $3,194      $5,539
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  747     $1,181     $1,642      $2,558
EQ/AllianceBernstein Intermediate Government Securities    $  769     $1,247     $1,752      $2,790
EQ/AllianceBernstein International                         $  795     $1,324     $1,882      $3,057
EQ/AllianceBernstein Large Cap Growth                      $  833     $1,440     $2,073      $3,445
EQ/AllianceBernstein Quality Bond                          $  770     $1,250     $1,757      $2,801
EQ/AllianceBernstein Small Cap Growth                      $  793     $1,318     $1,872      $3,037
EQ/AllianceBernstein Value                                 $  777     $1,271     $1,792      $2,873
EQ/Ariel Appreciation II                                   $  831     $1,434     $2,063      $3,426
EQ/AXA Rosenberg Value Long/Short Equity                   $1,060     $2,096     $3,128      $5,425
EQ/BlackRock Basic Value Equity                            $  799     $1,336     $1,901      $3,098
EQ/BlackRock International Value                           $  830     $1,431     $2,058      $3,416
EQ/Boston Advisors Equity Income                           $  820     $1,398     $2,005      $3,308
EQ/Calvert Socially Responsible                            $  819     $1,395     $2,000      $3,298
EQ/Capital Guardian Growth                                 $  811     $1,372     $1,960      $3,218
EQ/Capital Guardian Research                               $  807     $1,360     $1,941      $3,178
EQ/Caywood-Scholl High Yield Bond                          $  807     $1,360     $1,941      $3,178
EQ/Davis New York Venture                                  $  833     $1,440     $2,073      $3,445
EQ/Equity 500 Index                                        $  744     $1,172     $1,626      $2,526
EQ/Evergreen International Bond                            $  818     $1,392     $1,995      $3,288
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                              If you annuitize at the end of the
                                                                   applicable time period(1)
                                                         ---------------------------------------------
                                                          1 year     3 years    5 years     10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,487     $2,150      $3,600
AXA Conservative Allocation                                 N/A       $1,431     $2,058      $3,416
AXA Conservative-Plus Allocation                            N/A       $1,446     $2,083      $3,465
AXA Moderate Allocation                                     N/A       $1,181     $1,642      $2,558
AXA Moderate-Plus Allocation                                N/A       $1,469     $2,121      $3,542
Multimanager Aggressive Equity                              N/A       $1,181     $1,642      $2,558
Multimanager Core Bond                                      N/A       $1,360     $1,941      $3,178
Multimanager Health Care                                    N/A       $1,557     $2,266      $3,827
Multimanager High Yield                                     N/A       $1,286     $1,817      $2,925
Multimanager International Equity                           N/A       $1,499     $2,170      $3,638
Multimanager Large Cap Core Equity                          N/A       $1,460     $2,107      $3,513
Multimanager Large Cap Growth                               N/A       $1,466     $2,116      $3,533
Multimanager Large Cap Value                                N/A       $1,452     $2,092      $3,484
Multimanager Mid Cap Growth                                 N/A       $1,519     $2,203      $3,705
Multimanager Mid Cap Value                                  N/A       $1,516     $2,199      $3,695
Multimanager Small Cap Growth                               N/A       $1,525     $2,213      $3,724
Multimanager Small Cap Value                                N/A       $1,493     $2,160      $3,619
Multimanager Technology                                     N/A       $1,557     $2,266      $3,827
Target 2015 Allocation                                      N/A       $1,827     $2,701      $4,657
Target 2025 Allocation                                      N/A       $1,740     $2,563      $4,398
Target 2035 Allocation                                      N/A       $2,017     $3,004      $5,206
Target 2045 Allocation                                      N/A       $2,138     $3,194      $5,539
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,181     $1,642      $2,558
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,247     $1,752      $2,790
EQ/AllianceBernstein International                          N/A       $1,324     $1,882      $3,057
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,440     $2,073      $3,445
EQ/AllianceBernstein Quality Bond                           N/A       $1,250     $1,757      $2,801
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,318     $1,872      $3,037
EQ/AllianceBernstein Value                                  N/A       $1,271     $1,792      $2,873
EQ/Ariel Appreciation II                                    N/A       $1,434     $2,063      $3,426
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,096     $3,128      $5,425
EQ/BlackRock Basic Value Equity                             N/A       $1,336     $1,901      $3,098
EQ/BlackRock International Value                            N/A       $1,431     $2,058      $3,416
EQ/Boston Advisors Equity Income                            N/A       $1,398     $2,005      $3,308
EQ/Calvert Socially Responsible                             N/A       $1,395     $2,000      $3,298
EQ/Capital Guardian Growth                                  N/A       $1,372     $1,960      $3,218
EQ/Capital Guardian Research                                N/A       $1,360     $1,941      $3,178
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,360     $1,941      $3,178
EQ/Davis New York Venture                                   N/A       $1,440     $2,073      $3,445
EQ/Equity 500 Index                                         N/A       $1,172     $1,626      $2,526
EQ/Evergreen International Bond                             N/A       $1,392     $1,995      $3,288
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                       If you do not
                                                                  surrender your contract
                                                                     at the end of the
                                                                  applicable time period
                                                       -----------------------------------------------
                                                         1 year    3 years      5 years    10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $298     $  914       $1,554     $3,270
AXA Conservative Allocation                                $279     $  854       $1,456     $3,080
AXA Conservative-Plus Allocation                           $284     $  870       $1,482     $3,130
AXA Moderate Allocation                                    $190     $  589       $1,013     $2,192
AXA Moderate-Plus Allocation                               $292     $  895       $1,523     $3,211
Multimanager Aggressive Equity                             $190     $  589       $1,013     $2,192
Multimanager Core Bond                                     $253     $  779       $1,331     $2,834
Multimanager Health Care                                   $324     $  988       $1,676     $3,506
Multimanager High Yield                                    $227     $  700       $1,199     $2,571
Multimanager International Equity                          $303     $  926       $1,574     $3,310
Multimanager Large Cap Core Equity                         $289     $  885       $1,507     $3,181
Multimanager Large Cap Growth                              $291     $  892       $1,518     $3,201
Multimanager Large Cap Value                               $286     $  876       $1,492     $3,150
Multimanager Mid Cap Growth                                $310     $  948       $1,610     $3,379
Multimanager Mid Cap Value                                 $309     $  945       $1,605     $3,369
Multimanager Small Cap Growth                              $312     $  954       $1,620     $3,399
Multimanager Small Cap Value                               $301     $  920       $1,564     $3,290
Multimanager Technology                                    $324     $  988       $1,676     $3,506
Target 2015 Allocation                                     $421     $1,274       $2,140     $4,365
Target 2025 Allocation                                     $390     $1,182       $1,992     $4,097
Target 2035 Allocation                                     $492     $1,476       $2,462     $4,934
Target 2045 Allocation                                     $537     $1,604       $2,664     $5,279
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $190     $  589       $1,013     $2,192
EQ/AllianceBernstein Intermediate Government Securities    $213     $  659       $1,130     $2,432
EQ/AllianceBernstein International                         $241     $  741       $1,268     $2,709
EQ/AllianceBernstein Large Cap Growth                      $282     $  864       $1,471     $3,110
EQ/AllianceBernstein Quality Bond                          $215     $  662       $1,136     $2,443
EQ/AllianceBernstein Small Cap Growth                      $239     $  735       $1,257     $2,688
EQ/AllianceBernstein Value                                 $222     $  684       $1,173     $2,518
EQ/Ariel Appreciation II                                   $280     $  857       $1,461     $3,090
EQ/AXA Rosenberg Value Long/Short Equity                   $521     $1,559       $2,594     $5,160
EQ/BlackRock Basic Value Equity                            $245     $  754       $1,289     $2,751
EQ/BlackRock International Value                           $279     $  854       $1,456     $3,080
EQ/Boston Advisors Equity Income                           $267     $  820       $1,399     $2,968
EQ/Calvert Socially Responsible                            $266     $  817       $1,393     $2,958
EQ/Capital Guardian Growth                                 $258     $  791       $1,352     $2,875
EQ/Capital Guardian Research                               $253     $  779       $1,331     $2,834
EQ/Caywood-Scholl High Yield Bond                          $253     $  779       $1,331     $2,834
EQ/Davis New York Venture                                  $282     $  864       $1,471     $3,110
EQ/Equity 500 Index                                        $187     $  579       $  997     $2,159
EQ/Evergreen International Bond                            $265     $  813       $1,388     $2,947
------------------------------------------------------------------------------------------------------



18 Fee table

----------------------------------------------------------------------------------------------------------------------------------
                                           If you surrender your contract at the end
                                                            of the                        If you annuitize at the end of the
                                                    applicable time period                     applicable time period(1)
                                          ----------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years   1 year    3 years    5 years     10 years
----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                           $821     $1,401     $2,009      $3,318     N/A       $1,401     $2,009      $3,318
EQ/FI Mid Cap                                $812     $1,375     $1,965      $3,228     N/A       $1,375     $1,965      $3,228
EQ/Franklin Income                           $835     $1,446     $2,083      $3,465     N/A       $1,446     $2,083      $3,465
EQ/Franklin Small Cap Value                  $838     $1,454     $2,097      $3,494     N/A       $1,454     $2,097      $3,494
EQ/Franklin Templeton Founding Strategy      $862     $1,525     $2,213      $3,724     N/A       $1,525     $2,213      $3,724
EQ/GAMCO Mergers and Acquisitions            $839     $1,457     $2,102      $3,504     N/A       $1,457     $2,102      $3,504
EQ/GAMCO Small Company Value                 $819     $1,395     $2,000      $3,298     N/A       $1,395     $2,000      $3,298
EQ/International Core PLUS                   $825     $1,413     $2,029      $3,357     N/A       $1,413     $2,029      $3,357
EQ/International Growth                      $842     $1,466     $2,116      $3,533     N/A       $1,466     $2,116      $3,533
EQ/JPMorgan Core Bond                        $787     $1,300     $1,842      $2,976     N/A       $1,300     $1,842      $2,976
EQ/JPMorgan Value Opportunities              $805     $1,354     $1,931      $3,158     N/A       $1,354     $1,931      $3,158
EQ/Large Cap Core PLUS                       $808     $1,363     $1,946      $3,188     N/A       $1,363     $1,946      $3,188
EQ/Large Cap Growth PLUS                     $807     $1,360     $1,941      $3,178     N/A       $1,360     $1,941      $3,178
EQ/Legg Mason Value Equity                   $813     $1,378     $1,970      $3,238     N/A       $1,378     $1,970      $3,238
EQ/Long Term Bond                            $784     $1,291     $1,827      $2,945     N/A       $1,291     $1,827      $2,945
EQ/Lord Abbett Growth and Income             $812     $1,375     $1,965      $3,228     N/A       $1,375     $1,965      $3,228
EQ/Lord Abbett Large Cap Core                $817     $1,390     $1,990      $3,278     N/A       $1,390     $1,990      $3,278
EQ/Lord Abbett Mid Cap Value                 $816     $1,387     $1,985      $3,268     N/A       $1,387     $1,985      $3,268
EQ/Marsico Focus                             $828     $1,425     $2,048      $3,396     N/A       $1,425     $2,048      $3,396
EQ/Mid Cap Value PLUS                        $812     $1,375     $1,965      $3,228     N/A       $1,375     $1,965      $3,228
EQ/Money Market                              $747     $1,181     $1,642      $2,558     N/A       $1,181     $1,642      $2,558
EQ/Montag & Caldwell Growth                  $821     $1,401     $2,009      $3,318     N/A       $1,401     $2,009      $3,318
EQ/Mutual Shares                             $841     $1,463     $2,112      $3,523     N/A       $1,463     $2,112      $3,523
EQ/Oppenheimer Global                        $877     $1,569     $2,285      $3,865     N/A       $1,569     $2,285      $3,865
EQ/Oppenheimer Main Street Opportunity       $861     $1,522     $2,208      $3,714     N/A       $1,522     $2,208      $3,714
EQ/Oppenheimer Main Street Small Cap         $869     $1,546     $2,247      $3,790     N/A       $1,546     $2,247      $3,790
EQ/PIMCO Real Return                         $800     $1,339     $1,906      $3,108     N/A       $1,339     $1,906      $3,108
EQ/Short Duration Bond                       $789     $1,306     $1,852      $2,996     N/A       $1,306     $1,852      $2,996
EQ/Small Company Index                       $770     $1,250     $1,757      $2,801     N/A       $1,250     $1,757      $2,801
EQ/T. Rowe Price Growth Stock                $824     $1,410     $2,024      $3,347     N/A       $1,410     $2,024      $3,347
EQ/Templeton Growth                          $845     $1,475     $2,131      $3,562     N/A       $1,475     $2,131      $3,562
EQ/UBS Growth and Income                     $822     $1,404     $2,014      $3,328     N/A       $1,404     $2,014      $3,328
EQ/Van Kampen Comstock                       $811     $1,372     $1,960      $3,218     N/A       $1,372     $1,960      $3,218
EQ/Van Kampen Emerging Markets Equity        $869     $1,546     $2,247      $3,790     N/A       $1,546     $2,247      $3,790
EQ/Van Kampen Mid Cap Growth                 $816     $1,387     $1,985      $3,268     N/A       $1,387     $1,985      $3,268
EQ/Van Kampen Real Estate                    $841     $1,463     $2,112      $3,523     N/A       $1,463     $2,112      $3,523
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            If you do not surrender your contract
                                                      at the end of the
                                                    applicable time period
                                          -------------------------------------------
                                            1 year    3 years    5 years   10 years
-------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/Evergreen Omega                           $268     $  823     $1,404     $2,978
EQ/FI Mid Cap                                $259     $  795     $1,357     $2,886
EQ/Franklin Income                           $284     $  870     $1,482     $3,130
EQ/Franklin Small Cap Value                  $287     $  879     $1,497     $3,161
EQ/Franklin Templeton Founding Strategy      $312     $  954     $1,620     $3,399
EQ/GAMCO Mergers and Acquisitions            $288     $  882     $1,502     $3,171
EQ/GAMCO Small Company Value                 $266     $  817     $1,393     $2,958
EQ/International Core PLUS                   $272     $  835     $1,425     $3,019
EQ/International Growth                      $291     $  892     $1,518     $3,201
EQ/JPMorgan Core Bond                        $232     $  716     $1,226     $2,624
EQ/JPMorgan Value Opportunities              $251     $  773     $1,320     $2,813
EQ/Large Cap Core PLUS                       $254     $  782     $1,336     $2,844
EQ/Large Cap Growth PLUS                     $253     $  779     $1,331     $2,834
EQ/Legg Mason Value Equity                   $260     $  798     $1,362     $2,896
EQ/Long Term Bond                            $229     $  706     $1,210     $2,593
EQ/Lord Abbett Growth and Income             $259     $  795     $1,357     $2,886
EQ/Lord Abbett Large Cap Core                $264     $  810     $1,383     $2,937
EQ/Lord Abbett Mid Cap Value                 $263     $  807     $1,378     $2,927
EQ/Marsico Focus                             $276     $  848     $1,445     $3,060
EQ/Mid Cap Value PLUS                        $259     $  795     $1,357     $2,886
EQ/Money Market                              $190     $  589     $1,013     $2,192
EQ/Montag & Caldwell Growth                  $268     $  823     $1,404     $2,978
EQ/Mutual Shares                             $290     $  889     $1,513     $3,191
EQ/Oppenheimer Global                        $328     $1,001     $1,697     $3,544
EQ/Oppenheimer Main Street Opportunity       $311     $  951     $1,615     $3,389
EQ/Oppenheimer Main Street Small Cap         $319     $  976     $1,656     $3,467
EQ/PIMCO Real Return                         $246     $  757     $1,294     $2,761
EQ/Short Duration Bond                       $234     $  722     $1,236     $2,645
EQ/Small Company Index                       $215     $  662     $1,136     $2,443
EQ/T. Rowe Price Growth Stock                $271     $  832     $1,419     $3,009
EQ/Templeton Growth                          $294     $  901     $1,533     $3,231
EQ/UBS Growth and Income                     $269     $  826     $1,409     $2,988
EQ/Van Kampen Comstock                       $258     $  791     $1,352     $2,875
EQ/Van Kampen Emerging Markets Equity        $319     $  976     $1,656     $3,467
EQ/Van Kampen Mid Cap Growth                 $263     $  807     $1,378     $2,927
EQ/Van Kampen Real Estate                    $290     $  889     $1,513     $3,191
-------------------------------------------------------------------------------------



(1) Please see "When withdrawal charges do not apply" in "Charges and expenses" later in this prospectus for more information on withdrawal charge waivers upon annuitization.



                                                                    Fee table 19

EQUI-VEST(SM) SERIES 200 TRUSTEED CONTRACTS


------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                            of the
                                                                    applicable time period
                                                         ---------------------------------------------
                                                           1 year    3 years    5 years     10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  849     $1,487     $2,150      $3,270
AXA Conservative Allocation                                $  830     $1,431     $2,056      $3,080
AXA Conservative-Plus Allocation                           $  835     $1,446     $2,082      $3,130
AXA Moderate Allocation                                    $  747     $1,181     $1,613      $2,192
AXA Moderate-Plus Allocation                               $  843     $1,469     $2,121      $3,211
Multimanager Aggressive Equity                             $  747     $1,181     $1,613      $2,192
Multimanager Core Bond                                     $  807     $1,360     $1,931      $2,834
Multimanager Health Care                                   $  873     $1,557     $2,266      $3,506
Multimanager High Yield                                    $  782     $1,286     $1,799      $2,571
Multimanager International Equity                          $  853     $1,499     $2,170      $3,310
Multimanager Large Cap Core Equity                         $  840     $1,460     $2,107      $3,181
Multimanager Large Cap Growth                              $  842     $1,466     $2,116      $3,201
Multimanager Large Cap Value                               $  837     $1,452     $2,092      $3,150
Multimanager Mid Cap Growth                                $  860     $1,519     $2,203      $3,379
Multimanager Mid Cap Value                                 $  859     $1,516     $2,199      $3,369
Multimanager Small Cap Growth                              $  862     $1,525     $2,213      $3,399
Multimanager Small Cap Value                               $  851     $1,493     $2,160      $3,290
Multimanager Technology                                    $  873     $1,557     $2,266      $3,506
Target 2015 Allocation                                     $  965     $1,827     $2,701      $4,365
Target 2025 Allocation                                     $  936     $1,740     $2,563      $4,097
Target 2035 Allocation                                     $1,032     $2,017     $3,004      $4,934
Target 2045 Allocation                                     $1,075     $2,138     $3,194      $5,279
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  747     $1,181     $1,613      $2,192
EQ/AllianceBernstein Intermediate Government Securities    $  769     $1,247     $1,730      $2,432
EQ/AllianceBernstein International                         $  795     $1,324     $1,868      $2,709
EQ/AllianceBernstein Large Cap Growth                      $  833     $1,440     $2,071      $3,110
EQ/AllianceBernstein Quality Bond                          $  770     $1,250     $1,736      $2,443
EQ/AllianceBernstein Small Cap Growth                      $  793     $1,318     $1,857      $2,688
EQ/AllianceBernstein Value                                 $  777     $1,271     $1,773      $2,518
EQ/Ariel Appreciation II                                   $  831     $1,434     $2,061      $3,090
EQ/AXA Rosenberg Value Long/Short Equity                   $1,060     $2,096     $3,128      $5,160
EQ/BlackRock Basic Value Equity                            $  799     $1,336     $1,889      $2,751
EQ/BlackRock International Value                           $  830     $1,431     $2,056      $3,080
EQ/Boston Advisors Equity Income                           $  820     $1,398     $1,999      $2,968
EQ/Calvert Socially Responsible                            $  819     $1,395     $1,993      $2,958
EQ/Capital Guardian Growth                                 $  811     $1,372     $1,952      $2,875
EQ/Capital Guardian Research                               $  807     $1,360     $1,931      $2,834
EQ/Caywood-Scholl High Yield Bond                          $  807     $1,360     $1,931      $2,834
EQ/Davis New York Venture                                  $  833     $1,440     $2,071      $3,110
EQ/Equity 500 Index                                        $  744     $1,172     $1,597      $2,159
EQ/Evergreen International Bond                            $  818     $1,392     $1,988      $2,947
EQ/Evergreen Omega                                         $  821     $1,401     $2,004      $2,978
EQ/FI Mid Cap                                              $  812     $1,375     $1,957      $2,886
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                              If you annuitize at the end of the
                                                                   applicable time period(1)
                                                         ---------------------------------------------
                                                          1 year      3 years    5 years    10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,487     $2,150      $3,270
AXA Conservative Allocation                                 N/A       $1,431     $2,056      $3,080
AXA Conservative-Plus Allocation                            N/A       $1,446     $2,082      $3,130
AXA Moderate Allocation                                     N/A       $1,181     $1,613      $2,192
AXA Moderate-Plus Allocation                                N/A       $1,469     $2,121      $3,211
Multimanager Aggressive Equity                              N/A       $1,181     $1,613      $2,192
Multimanager Core Bond                                      N/A       $1,360     $1,931      $2,834
Multimanager Health Care                                    N/A       $1,557     $2,266      $3,506
Multimanager High Yield                                     N/A       $1,286     $1,799      $2,571
Multimanager International Equity                           N/A       $1,499     $2,170      $3,310
Multimanager Large Cap Core Equity                          N/A       $1,460     $2,107      $3,181
Multimanager Large Cap Growth                               N/A       $1,466     $2,116      $3,201
Multimanager Large Cap Value                                N/A       $1,452     $2,092      $3,150
Multimanager Mid Cap Growth                                 N/A       $1,519     $2,203      $3,379
Multimanager Mid Cap Value                                  N/A       $1,516     $2,199      $3,369
Multimanager Small Cap Growth                               N/A       $1,525     $2,213      $3,399
Multimanager Small Cap Value                                N/A       $1,493     $2,160      $3,290
Multimanager Technology                                     N/A       $1,557     $2,266      $3,506
Target 2015 Allocation                                      N/A       $1,827     $2,701      $4,365
Target 2025 Allocation                                      N/A       $1,740     $2,563      $4,097
Target 2035 Allocation                                      N/A       $2,017     $3,004      $4,934
Target 2045 Allocation                                      N/A       $2,138     $3,194      $5,279
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,181     $1,613      $2,192
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,247     $1,730      $2,432
EQ/AllianceBernstein International                          N/A       $1,324     $1,868      $2,709
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,440     $2,071      $3,110
EQ/AllianceBernstein Quality Bond                           N/A       $1,250     $1,736      $2,443
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,318     $1,857      $2,688
EQ/AllianceBernstein Value                                  N/A       $1,271     $1,773      $2,518
EQ/Ariel Appreciation II                                    N/A       $1,434     $2,061      $3,090
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,096     $3,128      $5,160
EQ/BlackRock Basic Value Equity                             N/A       $1,336     $1,889      $2,751
EQ/BlackRock International Value                            N/A       $1,431     $2,056      $3,080
EQ/Boston Advisors Equity Income                            N/A       $1,398     $1,999      $2,968
EQ/Calvert Socially Responsible                             N/A       $1,395     $1,993      $2,958
EQ/Capital Guardian Growth                                  N/A       $1,372     $1,952      $2,875
EQ/Capital Guardian Research                                N/A       $1,360     $1,931      $2,834
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,360     $1,931      $2,834
EQ/Davis New York Venture                                   N/A       $1,440     $2,071      $3,110
EQ/Equity 500 Index                                         N/A       $1,172     $1,597      $2,159
EQ/Evergreen International Bond                             N/A       $1,392     $1,988      $2,947
EQ/Evergreen Omega                                          N/A       $1,401     $2,004      $2,978
EQ/FI Mid Cap                                               N/A       $1,375     $1,957      $2,886
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                       If you do not
                                                                   surrender your contract
                                                                      at the end of the
                                                                   applicable time period
                                                        ---------------------------------------------
                                                          1 year    3 years     5 years    10 years
-----------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $298     $  914       $1,554     $3,270
AXA Conservative Allocation                                $279     $  854       $1,456     $3,080
AXA Conservative-Plus Allocation                           $284     $  870       $1,482     $3,130
AXA Moderate Allocation                                    $190     $  589       $1,013     $2,192
AXA Moderate-Plus Allocation                               $292     $  895       $1,523     $3,211
Multimanager Aggressive Equity                             $190     $  589       $1,013     $2,192
Multimanager Core Bond                                     $253     $  779       $1,331     $2,834
Multimanager Health Care                                   $324     $  988       $1,676     $3,506
Multimanager High Yield                                    $227     $  700       $1,199     $2,571
Multimanager International Equity                          $303     $  926       $1,574     $3,310
Multimanager Large Cap Core Equity                         $289     $  885       $1,507     $3,181
Multimanager Large Cap Growth                              $291     $  892       $1,518     $3,201
Multimanager Large Cap Value                               $286     $  876       $1,492     $3,150
Multimanager Mid Cap Growth                                $310     $  948       $1,610     $3,379
Multimanager Mid Cap Value                                 $309     $  945       $1,605     $3,369
Multimanager Small Cap Growth                              $312     $  954       $1,620     $3,399
Multimanager Small Cap Value                               $301     $  920       $1,564     $3,290
Multimanager Technology                                    $324     $  988       $1,676     $3,506
Target 2015 Allocation                                     $421     $1,274       $2,140     $4,365
Target 2025 Allocation                                     $390     $1,182       $1,992     $4,097
Target 2035 Allocation                                     $492     $1,476       $2,462     $4,934
Target 2045 Allocation                                     $537     $1,604       $2,664     $5,279
-----------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $190     $  589       $1,013     $2,192
EQ/AllianceBernstein Intermediate Government Securities    $213     $  659       $1,130     $2,432
EQ/AllianceBernstein International                         $241     $  741       $1,268     $2,709
EQ/AllianceBernstein Large Cap Growth                      $282     $  864       $1,471     $3,110
EQ/AllianceBernstein Quality Bond                          $215     $  662       $1,136     $2,443
EQ/AllianceBernstein Small Cap Growth                      $239     $  735       $1,257     $2,688
EQ/AllianceBernstein Value                                 $222     $  684       $1,173     $2,518
EQ/Ariel Appreciation II                                   $280     $  857       $1,461     $3,090
EQ/AXA Rosenberg Value Long/Short Equity                   $521     $1,559       $2,594     $5,160
EQ/BlackRock Basic Value Equity                            $245     $  754       $1,289     $2,751
EQ/BlackRock International Value                           $279     $  854       $1,456     $3,080
EQ/Boston Advisors Equity Income                           $267     $  820       $1,399     $2,968
EQ/Calvert Socially Responsible                            $266     $  817       $1,393     $2,958
EQ/Capital Guardian Growth                                 $258     $  791       $1,352     $2,875
EQ/Capital Guardian Research                               $253     $  779       $1,331     $2,834
EQ/Caywood-Scholl High Yield Bond                          $253     $  779       $1,331     $2,834
EQ/Davis New York Venture                                  $282     $  864       $1,471     $3,110
EQ/Equity 500 Index                                        $187     $  579       $  997     $2,159
EQ/Evergreen International Bond                            $265     $  813       $1,388     $2,947
EQ/Evergreen Omega                                         $268     $  823       $1,404     $2,978
EQ/FI Mid Cap                                              $259     $  795       $1,357     $2,886
-----------------------------------------------------------------------------------------------------



20 Fee table

----------------------------------------------------------------------------------------------------------------------------------
                                           If you surrender your contract at the end
                                                            of the                        If you annuitize at the end of the
                                                    applicable time period                     applicable time period(1)
                                          ----------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years   1 year    3 years    5 years     10 years
----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Income                           $835     $1,446     $2,082      $3,130     N/A       $1,446     $2,082      $3,130
EQ/Franklin Small Cap Value                  $838     $1,454     $2,097      $3,161     N/A       $1,454     $2,097      $3,161
EQ/Franklin Templeton Founding Strategy      $862     $1,525     $2,213      $3,399     N/A       $1,525     $2,213      $3,399
EQ/GAMCO Mergers and Acquisitions            $839     $1,457     $2,102      $3,171     N/A       $1,457     $2,102      $3,171
EQ/GAMCO Small Company Value                 $819     $1,395     $1,993      $2,958     N/A       $1,395     $1,993      $2,958
EQ/International Core PLUS                   $825     $1,413     $2,025      $3,019     N/A       $1,413     $2,025      $3,019
EQ/International Growth                      $842     $1,466     $2,116      $3,201     N/A       $1,466     $2,116      $3,201
EQ/JPMorgan Core Bond                        $787     $1,300     $1,826      $2,624     N/A       $1,300     $1,826      $2,624
EQ/JPMorgan Value Opportunities              $805     $1,354     $1,920      $2,813     N/A       $1,354     $1,920      $2,813
EQ/Large Cap Core PLUS                       $808     $1,363     $1,936      $2,844     N/A       $1,363     $1,936      $2,844
EQ/Large Cap Growth PLUS                     $807     $1,360     $1,931      $2,834     N/A       $1,360     $1,931      $2,834
EQ/Legg Mason Value Equity                   $813     $1,378     $1,962      $2,896     N/A       $1,378     $1,962      $2,896
EQ/Long Term Bond                            $784     $1,291     $1,810      $2,593     N/A       $1,291     $1,810      $2,593
EQ/Lord Abbett Growth and Income             $812     $1,375     $1,957      $2,886     N/A       $1,375     $1,957      $2,886
EQ/Lord Abbett Large Cap Core                $817     $1,390     $1,983      $2,937     N/A       $1,390     $1,983      $2,937
EQ/Lord Abbett Mid Cap Value                 $816     $1,387     $1,978      $2,927     N/A       $1,387     $1,978      $2,927
EQ/Marsico Focus                             $828     $1,425     $2,045      $3,060     N/A       $1,425     $2,045      $3,060
EQ/Mid Cap Value PLUS                        $812     $1,375     $1,957      $2,886     N/A       $1,375     $1,957      $2,886
EQ/Money Market                              $747     $1,181     $1,613      $2,192     N/A       $1,181     $1,613      $2,192
EQ/Montag & Caldwell Growth                  $821     $1,401     $2,004      $2,978     N/A       $1,401     $2,004      $2,978
EQ/Mutual Shares                             $841     $1,463     $2,112      $3,191     N/A       $1,463     $2,112      $3,191
EQ/Oppenheimer Global                        $877     $1,569     $2,285      $3,544     N/A       $1,569     $2,285      $3,544
EQ/Oppenheimer Main Street Opportunity       $861     $1,522     $2,208      $3,389     N/A       $1,522     $2,208      $3,389
EQ/Oppenheimer Main Street Small Cap         $869     $1,546     $2,247      $3,467     N/A       $1,546     $2,247      $3,467
EQ/PIMCO Real Return                         $800     $1,339     $1,894      $2,761     N/A       $1,339     $1,894      $2,761
EQ/Short Duration Bond                       $789     $1,306     $1,836      $2,645     N/A       $1,306     $1,836      $2,645
EQ/Small Company Index                       $770     $1,250     $1,736      $2,443     N/A       $1,250     $1,736      $2,443
EQ/T. Rowe Price Growth Stock                $824     $1,410     $2,019      $3,009     N/A       $1,410     $2,019      $3,009
EQ/Templeton Growth                          $845     $1,475     $2,131      $3,231     N/A       $1,475     $2,131      $3,231
EQ/UBS Growth and Income                     $822     $1,404     $2,009      $2,988     N/A       $1,404     $2,009      $2,988
EQ/Van Kampen Comstock                       $811     $1,372     $1,952      $2,875     N/A       $1,372     $1,952      $2,875
EQ/Van Kampen Emerging Markets Equity        $869     $1,546     $2,247      $3,467     N/A       $1,546     $2,247      $3,467
EQ/Van Kampen Mid Cap Growth                 $816     $1,387     $1,978      $2,927     N/A       $1,387     $1,978      $2,927
EQ/Van Kampen Real Estate                    $841     $1,463     $2,112      $3,191     N/A       $1,463     $2,112      $3,191
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            If you do not surrender your contract
                                                      at the end of the
                                                    applicable time period
                                          -------------------------------------------
                                            1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/Franklin Income                           $284     $  870     $1,482     $3,130
EQ/Franklin Small Cap Value                  $287     $  879     $1,497     $3,161
EQ/Franklin Templeton Founding Strategy      $312     $  954     $1,620     $3,399
EQ/GAMCO Mergers and Acquisitions            $288     $  882     $1,502     $3,171
EQ/GAMCO Small Company Value                 $266     $  817     $1,393     $2,958
EQ/International Core PLUS                   $272     $  835     $1,425     $3,019
EQ/International Growth                      $291     $  892     $1,518     $3,201
EQ/JPMorgan Core Bond                        $232     $  716     $1,226     $2,624
EQ/JPMorgan Value Opportunities              $251     $  773     $1,320     $2,813
EQ/Large Cap Core PLUS                       $254     $  782     $1,336     $2,844
EQ/Large Cap Growth PLUS                     $253     $  779     $1,331     $2,834
EQ/Legg Mason Value Equity                   $260     $  798     $1,362     $2,896
EQ/Long Term Bond                            $229     $  706     $1,210     $2,593
EQ/Lord Abbett Growth and Income             $259     $  795     $1,357     $2,886
EQ/Lord Abbett Large Cap Core                $264     $  810     $1,383     $2,937
EQ/Lord Abbett Mid Cap Value                 $263     $  807     $1,378     $2,927
EQ/Marsico Focus                             $276     $  848     $1,445     $3,060
EQ/Mid Cap Value PLUS                        $259     $  795     $1,357     $2,886
EQ/Money Market                              $190     $  589     $1,013     $2,192
EQ/Montag & Caldwell Growth                  $268     $  823     $1,404     $2,978
EQ/Mutual Shares                             $290     $  889     $1,513     $3,191
EQ/Oppenheimer Global                        $328     $1,001     $1,697     $3,544
EQ/Oppenheimer Main Street Opportunity       $311     $  951     $1,615     $3,389
EQ/Oppenheimer Main Street Small Cap         $319     $  976     $1,656     $3,467
EQ/PIMCO Real Return                         $246     $  757     $1,294     $2,761
EQ/Short Duration Bond                       $234     $  722     $1,236     $2,645
EQ/Small Company Index                       $215     $  662     $1,136     $2,443
EQ/T. Rowe Price Growth Stock                $271     $  832     $1,419     $3,009
EQ/Templeton Growth                          $294     $  901     $1,533     $3,231
EQ/UBS Growth and Income                     $269     $  826     $1,409     $2,988
EQ/Van Kampen Comstock                       $258     $  791     $1,352     $2,875
EQ/Van Kampen Emerging Markets Equity        $319     $  976     $1,656     $3,467
EQ/Van Kampen Mid Cap Growth                 $263     $  807     $1,378     $2,927
EQ/Van Kampen Real Estate                    $290     $  889     $1,513     $3,191
-------------------------------------------------------------------------------------



(1) Please see "When withdrawal charges do not apply" in "Charges and expenses" later in this prospectus for more information on withdrawal charge waivers upon annuitization.



                                                                    Fee table 21

EQUI-VEST(SM) SERIES 300 CONTRACTS


------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                            of the
                                                                    applicable time period
                                                          --------------------------------------------
                                                            1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  850     $1,490     $2,155      $3,280
AXA Conservative Allocation                                $  831     $1,434     $2,061      $3,090
AXA Conservative-Plus Allocation                           $  836     $1,449     $2,087      $3,140
AXA Moderate Allocation                                    $  816     $1,387     $1,978      $2,927
AXA Moderate-Plus Allocation                               $  844     $1,472     $2,126      $3,221
Multimanager Aggressive Equity                             $  786     $1,297     $1,820      $2,614
Multimanager Core Bond                                     $  808     $1,363     $1,936      $2,844
Multimanager Health Care                                   $  874     $1,560     $2,270      $3,515
Multimanager High Yield                                    $  783     $1,288     $1,805      $2,582
Multimanager International Equity                          $  854     $1,502     $2,174      $3,320
Multimanager Large Cap Core Equity                         $  841     $1,463     $2,112      $3,191
Multimanager Large Cap Growth                              $  843     $1,469     $2,121      $3,211
Multimanager Large Cap Value                               $  838     $1,454     $2,097      $3,161
Multimanager Mid Cap Growth                                $  861     $1,522     $2,208      $3,389
Multimanager Mid Cap Value                                 $  860     $1,519     $2,203      $3,379
Multimanager Small Cap Growth                              $  863     $1,528     $2,218      $3,408
Multimanager Small Cap Value                               $  852     $1,496     $2,165      $3,300
Multimanager Technology                                    $  874     $1,560     $2,270      $3,515
Target 2015 Allocation                                     $  966     $1,829     $2,706      $4,374
Target 2025 Allocation                                     $  937     $1,743     $2,567      $4,106
Target 2035 Allocation                                     $1,033     $2,020     $3,009      $4,942
Target 2045 Allocation                                     $1,076     $2,141     $3,198      $5,287
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  767     $1,241     $1,720      $2,410
EQ/AllianceBernstein Intermediate Government Securities    $  770     $1,250     $1,736      $2,443
EQ/AllianceBernstein International                         $  796     $1,327     $1,873      $2,719
EQ/AllianceBernstein Large Cap Growth                      $  834     $1,443     $2,076      $3,120
EQ/AllianceBernstein Quality Bond                          $  771     $1,253     $1,741      $2,454
EQ/AllianceBernstein Small Cap Growth                      $  794     $1,321     $1,863      $2,698
EQ/AllianceBernstein Value                                 $  778     $1,274     $1,778      $2,529
EQ/Ariel Appreciation II                                   $  832     $1,437     $2,066      $3,100
EQ/AXA Rosenberg Value Long/Short Equity                   $1,061     $2,099     $3,132      $5,168
EQ/BlackRock Basic Value Equity                            $  800     $1,339     $1,894      $2,761
EQ/BlackRock International Value                           $  831     $1,434     $2,061      $3,090
EQ/Boston Advisors Equity Income                           $  821     $1,401     $2,004      $2,978
EQ/Calvert Socially Responsible                            $  820     $1,398     $1,999      $2,968
EQ/Capital Guardian Growth                                 $  812     $1,375     $1,957      $2,886
EQ/Capital Guardian Research                               $  808     $1,363     $1,936      $2,844
EQ/Caywood-Scholl High Yield Bond                          $  808     $1,363     $1,936      $2,844
EQ/Davis New York Venture                                  $  834     $1,443     $2,076      $3,120
EQ/Equity 500 Index                                        $  745     $1,175     $1,602      $2,170
EQ/Evergreen International Bond                            $  819     $1,395     $1,993      $2,958
EQ/Evergreen Omega                                         $  822     $1,404     $2,009      $2,988
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                              If you annuitize at the end of the
                                                              applicable time period and select a
                                                                           non-life
                                                               contingent period certain annuity
                                                                option with less than ten years
                                                          --------------------------------------------
                                                            1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,490     $2,155      $3,280
AXA Conservative Allocation                                 N/A       $1,434     $2,061      $3,090
AXA Conservative-Plus Allocation                            N/A       $1,449     $2,087      $3,140
AXA Moderate Allocation                                     N/A       $1,387     $1,978      $2,927
AXA Moderate-Plus Allocation                                N/A       $1,472     $2,126      $3,221
Multimanager Aggressive Equity                              N/A       $1,297     $1,820      $2,614
Multimanager Core Bond                                      N/A       $1,363     $1,936      $2,844
Multimanager Health Care                                    N/A       $1,560     $2,270      $3,515
Multimanager High Yield                                     N/A       $1,288     $1,805      $2,582
Multimanager International Equity                           N/A       $1,502     $2,174      $3,320
Multimanager Large Cap Core Equity                          N/A       $1,463     $2,112      $3,191
Multimanager Large Cap Growth                               N/A       $1,469     $2,121      $3,211
Multimanager Large Cap Value                                N/A       $1,454     $2,097      $3,161
Multimanager Mid Cap Growth                                 N/A       $1,522     $2,208      $3,389
Multimanager Mid Cap Value                                  N/A       $1,519     $2,203      $3,379
Multimanager Small Cap Growth                               N/A       $1,528     $2,218      $3,408
Multimanager Small Cap Value                                N/A       $1,496     $2,165      $3,300
Multimanager Technology                                     N/A       $1,560     $2,270      $3,515
Target 2015 Allocation                                      N/A       $1,829     $2,706      $4,374
Target 2025 Allocation                                      N/A       $1,743     $2,567      $4,106
Target 2035 Allocation                                      N/A       $2,020     $3,009      $4,942
Target 2045 Allocation                                      N/A       $2,141     $3,198      $5,287
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,241     $1,720      $2,410
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,250     $1,736      $2,443
EQ/AllianceBernstein International                          N/A       $1,327     $1,873      $2,719
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,443     $2,076      $3,120
EQ/AllianceBernstein Quality Bond                           N/A       $1,253     $1,741      $2,454
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,321     $1,863      $2,698
EQ/AllianceBernstein Value                                  N/A       $1,274     $1,778      $2,529
EQ/Ariel Appreciation II                                    N/A       $1,437     $2,066      $3,100
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,099     $3,132      $5,168
EQ/BlackRock Basic Value Equity                             N/A       $1,339     $1,894      $2,761
EQ/BlackRock International Value                            N/A       $1,434     $2,061      $3,090
EQ/Boston Advisors Equity Income                            N/A       $1,401     $2,004      $2,978
EQ/Calvert Socially Responsible                             N/A       $1,398     $1,999      $2,968
EQ/Capital Guardian Growth                                  N/A       $1,375     $1,957      $2,886
EQ/Capital Guardian Research                                N/A       $1,363     $1,936      $2,844
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,363     $1,936      $2,844
EQ/Davis New York Venture                                   N/A       $1,443     $2,076      $3,120
EQ/Equity 500 Index                                         N/A       $1,175     $1,602      $2,170
EQ/Evergreen International Bond                             N/A       $1,395     $1,993      $2,958
EQ/Evergreen Omega                                          N/A       $1,404     $2,009      $2,988
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                        If you do not
                                                                   surrender your contract
                                                                      at the end of the
                                                                   applicable time period
                                                         --------------------------------------------
                                                          1 year    3 years     5 years    10 years
-----------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $300     $  917       $1,559     $3,280
AXA Conservative Allocation                                $280     $  857       $1,461     $3,090
AXA Conservative-Plus Allocation                           $285     $  873       $1,487     $3,140
AXA Moderate Allocation                                    $263     $  807       $1,378     $2,927
AXA Moderate-Plus Allocation                               $293     $  898       $1,528     $3,221
Multimanager Aggressive Equity                             $231     $  713       $1,220     $2,614
Multimanager Core Bond                                     $254     $  782       $1,336     $2,844
Multimanager Health Care                                   $325     $  991       $1,681     $3,515
Multimanager High Yield                                    $228     $  703       $1,205     $2,582
Multimanager International Equity                          $304     $  929       $1,579     $3,320
Multimanager Large Cap Core Equity                         $290     $  889       $1,513     $3,191
Multimanager Large Cap Growth                              $292     $  895       $1,523     $3,211
Multimanager Large Cap Value                               $287     $  879       $1,497     $3,161
Multimanager Mid Cap Growth                                $311     $  951       $1,615     $3,389
Multimanager Mid Cap Value                                 $310     $  948       $1,610     $3,379
Multimanager Small Cap Growth                              $313     $  957       $1,625     $3,408
Multimanager Small Cap Value                               $302     $  923       $1,569     $3,300
Multimanager Technology                                    $325     $  991       $1,681     $3,515
Target 2015 Allocation                                     $422     $1,277       $2,144     $4,374
Target 2025 Allocation                                     $391     $1,185       $1,997     $4,106
Target 2035 Allocation                                     $493     $1,479       $2,467     $4,942
Target 2045 Allocation                                     $538     $1,607       $2,668     $5,287
-----------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $211     $  653       $1,120     $2,410
EQ/AllianceBernstein Intermediate Government Securities    $215     $  662       $1,136     $2,443
EQ/AllianceBernstein International                         $242     $  744       $1,273     $2,719
EQ/AllianceBernstein Large Cap Growth                      $283     $  867       $1,476     $3,120
EQ/AllianceBernstein Quality Bond                          $216     $  665       $1,141     $2,454
EQ/AllianceBernstein Small Cap Growth                      $240     $  738       $1,263     $2,698
EQ/AllianceBernstein Value                                 $223     $  687       $1,178     $2,529
EQ/Ariel Appreciation II                                   $281     $  860       $1,466     $3,100
EQ/AXA Rosenberg Value Long/Short Equity                   $522     $1,562       $2,598     $5,168
EQ/BlackRock Basic Value Equity                            $246     $  757       $1,294     $2,761
EQ/BlackRock International Value                           $280     $  857       $1,461     $3,090
EQ/Boston Advisors Equity Income                           $268     $  823       $1,404     $2,978
EQ/Calvert Socially Responsible                            $267     $  820       $1,399     $2,968
EQ/Capital Guardian Growth                                 $259     $  795       $1,357     $2,886
EQ/Capital Guardian Research                               $254     $  782       $1,336     $2,844
EQ/Caywood-Scholl High Yield Bond                          $254     $  782       $1,336     $2,844
EQ/Davis New York Venture                                  $283     $  867       $1,476     $3,120
EQ/Equity 500 Index                                        $188     $  583       $1,002     $2,170
EQ/Evergreen International Bond                            $266     $  817       $1,393     $2,958
EQ/Evergreen Omega                                         $269     $  826       $1,409     $2,988
-----------------------------------------------------------------------------------------------------



22 Fee table

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          If you annuitize at the end of the
                                                                                          applicable time period and select a
                                           If you surrender your contract at the end                   non-life
                                                            of the                         contingent period certain annuity
                                                    applicable time period                  option with less than ten years
                                          ----------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years   1 year     3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $813     $1,378     $1,962      $2,896     N/A       $1,378     $1,962      $2,896
EQ/Franklin Income                           $836     $1,449     $2,087      $3,140     N/A       $1,449     $2,087      $3,140
EQ/Franklin Small Cap Value                  $839     $1,457     $2,102      $3,171     N/A       $1,457     $2,102      $3,171
EQ/Franklin Templeton Founding Strategy      $863     $1,528     $2,218      $3,408     N/A       $1,528     $2,218      $3,408
EQ/GAMCO Mergers and Acquisitions            $840     $1,460     $2,107      $3,181     N/A       $1,460     $2,107      $3,181
EQ/GAMCO Small Company Value                 $820     $1,398     $1,999      $2,968     N/A       $1,398     $1,999      $2,968
EQ/International Core PLUS                   $826     $1,416     $2,030      $3,029     N/A       $1,416     $2,030      $3,029
EQ/International Growth                      $843     $1,469     $2,121      $3,211     N/A       $1,469     $2,121      $3,211
EQ/JPMorgan Core Bond                        $788     $1,303     $1,831      $2,635     N/A       $1,303     $1,831      $2,635
EQ/JPMorgan Value Opportunities              $806     $1,357     $1,926      $2,824     N/A       $1,357     $1,926      $2,824
EQ/Large Cap Core PLUS                       $809     $1,366     $1,941      $2,855     N/A       $1,366     $1,941      $2,855
EQ/Large Cap Growth PLUS                     $808     $1,363     $1,936      $2,844     N/A       $1,363     $1,936      $2,844
EQ/Legg Mason Value Equity                   $814     $1,381     $1,967      $2,906     N/A       $1,381     $1,967      $2,906
EQ/Long Term Bond                            $785     $1,294     $1,815      $2,603     N/A       $1,294     $1,815      $2,603
EQ/Lord Abbett Growth and Income             $813     $1,378     $1,962      $2,896     N/A       $1,378     $1,962      $2,896
EQ/Lord Abbett Large Cap Core                $818     $1,392     $1,988      $2,947     N/A       $1,392     $1,988      $2,947
EQ/Lord Abbett Mid Cap Value                 $817     $1,390     $1,983      $2,937     N/A       $1,390     $1,983      $2,937
EQ/Marsico Focus                             $829     $1,428     $2,051      $3,070     N/A       $1,428     $2,051      $3,070
EQ/Mid Cap Value PLUS                        $813     $1,378     $1,962      $2,896     N/A       $1,378     $1,962      $2,896
EQ/Money Market                              $752     $1,196     $1,640      $2,247     N/A       $1,196     $1,640      $2,247
EQ/Montag & Caldwell Growth                  $822     $1,404     $2,009      $2,988     N/A       $1,404     $2,009      $2,988
EQ/Mutual Shares                             $842     $1,466     $2,116      $3,201     N/A       $1,466     $2,116      $3,201
EQ/Oppenheimer Global                        $878     $1,572     $2,290      $3,554     N/A       $1,572     $2,290      $3,554
EQ/Oppenheimer Main Street Opportunity       $862     $1,525     $2,213      $3,399     N/A       $1,525     $2,213      $3,399
EQ/Oppenheimer Main Street Small Cap         $870     $1,548     $2,251      $3,477     N/A       $1,548     $2,251      $3,477
EQ/PIMCO Real Return                         $801     $1,342     $1,899      $2,771     N/A       $1,342     $1,899      $2,771
EQ/Short Duration Bond                       $790     $1,309     $1,841      $2,656     N/A       $1,309     $1,841      $2,656
EQ/Small Company Index                       $771     $1,253     $1,741      $2,454     N/A       $1,253     $1,741      $2,454
EQ/T. Rowe Price Growth Stock                $825     $1,413     $2,025      $3,019     N/A       $1,413     $2,025      $3,019
EQ/Templeton Growth                          $846     $1,478     $2,136      $3,241     N/A       $1,478     $2,136      $3,241
EQ/UBS Growth and Income                     $823     $1,407     $2,014      $2,999     N/A       $1,407     $2,014      $2,999
EQ/Van Kampen Comstock                       $812     $1,375     $1,957      $2,886     N/A       $1,375     $1,957      $2,886
EQ/Van Kampen Emerging Markets Equity        $870     $1,548     $2,251      $3,477     N/A       $1,548     $2,251      $3,477
EQ/Van Kampen Mid Cap Growth                 $817     $1,390     $1,983      $2,937     N/A       $1,390     $1,983      $2,937
EQ/Van Kampen Real Estate                    $842     $1,466     $2,116      $3,201     N/A       $1,466     $2,116      $3,201
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            If you do not surrender your contract
                                                      at the end of the
                                                    applicable time period
                                          -------------------------------------------
                                            1 year    3 years    5 years   10 years
-------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $260     $  798     $1,362     $2,896
EQ/Franklin Income                           $285     $  873     $1,487     $3,140
EQ/Franklin Small Cap Value                  $288     $  882     $1,502     $3,171
EQ/Franklin Templeton Founding Strategy      $313     $  957     $1,625     $3,408
EQ/GAMCO Mergers and Acquisitions            $289     $  885     $1,507     $3,181
EQ/GAMCO Small Company Value                 $267     $  820     $1,399     $2,968
EQ/International Core PLUS                   $273     $  839     $1,430     $3,029
EQ/International Growth                      $292     $  895     $1,523     $3,211
EQ/JPMorgan Core Bond                        $233     $  719     $1,231     $2,635
EQ/JPMorgan Value Opportunities              $252     $  776     $1,326     $2,824
EQ/Large Cap Core PLUS                       $255     $  785     $1,341     $2,855
EQ/Large Cap Growth PLUS                     $254     $  782     $1,336     $2,844
EQ/Legg Mason Value Equity                   $261     $  801     $1,367     $2,906
EQ/Long Term Bond                            $230     $  710     $1,215     $2,603
EQ/Lord Abbett Growth and Income             $260     $  798     $1,362     $2,896
EQ/Lord Abbett Large Cap Core                $265     $  813     $1,388     $2,947
EQ/Lord Abbett Mid Cap Value                 $264     $  810     $1,383     $2,937
EQ/Marsico Focus                             $277     $  851     $1,451     $3,070
EQ/Mid Cap Value PLUS                        $260     $  798     $1,362     $2,896
EQ/Money Market                              $196     $  605     $1,040     $2,247
EQ/Montag & Caldwell Growth                  $269     $  826     $1,409     $2,988
EQ/Mutual Shares                             $291     $  892     $1,518     $3,201
EQ/Oppenheimer Global                        $329     $1,004     $1,702     $3,554
EQ/Oppenheimer Main Street Opportunity       $312     $  954     $1,620     $3,399
EQ/Oppenheimer Main Street Small Cap         $320     $  979     $1,661     $3,477
EQ/PIMCO Real Return                         $247     $  760     $1,299     $2,771
EQ/Short Duration Bond                       $236     $  725     $1,241     $2,656
EQ/Small Company Index                       $216     $  665     $1,141     $2,454
EQ/T. Rowe Price Growth Stock                $272     $  835     $1,425     $3,019
EQ/Templeton Growth                          $295     $  904     $1,538     $3,241
EQ/UBS Growth and Income                     $270     $  829     $1,414     $2,999
EQ/Van Kampen Comstock                       $259     $  795     $1,357     $2,886
EQ/Van Kampen Emerging Markets Equity        $320     $  979     $1,661     $3,477
EQ/Van Kampen Mid Cap Growth                 $264     $  810     $1,383     $2,937
EQ/Van Kampen Real Estate                    $291     $  892     $1,518     $3,201
-------------------------------------------------------------------------------------



                                                                    Fee table 23

EQUI-VEST(SM) SERIES 400 CONTRACTS


------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                            of the
                                                                    applicable time period
                                                         ---------------------------------------------
                                                           1 year    3 years    5 years     10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  915     $1,680     $2,465      $3,904
AXA Conservative Allocation                                $  896     $1,624     $2,375      $3,726
AXA Conservative-Plus Allocation                           $  901     $1,639     $2,399      $3,773
AXA Moderate Allocation                                    $  880     $1,578     $2,299      $3,573
AXA Moderate-Plus Allocation                               $  909     $1,662     $2,436      $3,848
Multimanager Aggressive Equity                             $  850     $1,490     $2,155      $3,280
Multimanager Core Bond                                     $  872     $1,554     $2,261      $3,496
Multimanager Health Care                                   $  939     $1,749     $2,577      $4,124
Multimanager High Yield                                    $  847     $1,481     $2,141      $3,250
Multimanager International Equity                          $  919     $1,691     $2,483      $3,941
Multimanager Large Cap Core Equity                         $  906     $1,653     $2,422      $3,820
Multimanager Large Cap Growth                              $  908     $1,659     $2,432      $3,839
Multimanager Large Cap Value                               $  903     $1,645     $2,408      $3,792
Multimanager Mid Cap Growth                                $  926     $1,711     $2,516      $4,005
Multimanager Mid Cap Value                                 $  925     $1,708     $2,511      $3,996
Multimanager Small Cap Growth                              $  928     $1,717     $2,525      $4,024
Multimanager Small Cap Value                               $  917     $1,685     $2,474      $3,922
Multimanager Technology                                    $  939     $1,749     $2,577      $4,124
Target 2015 Allocation                                     $1,031     $2,014     $3,000      $4,926
Target 2025 Allocation                                     $1,001     $1,929     $2,865      $4,676
Target 2035 Allocation                                     $1,098     $2,202     $3,294      $5,457
Target 2045 Allocation                                     $1,140     $2,322     $3,478      $5,778
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  831     $1,434     $2,061      $3,090
EQ/AllianceBernstein Intermediate Government Securities    $  834     $1,443     $2,076      $3,120
EQ/AllianceBernstein International                         $  860     $1,519     $2,203      $3,379
EQ/AllianceBernstein Large Cap Growth                      $  899     $1,633     $2,389      $3,754
EQ/AllianceBernstein Quality Bond                          $  835     $1,446     $2,082      $3,130
EQ/AllianceBernstein Small Cap Growth                      $  858     $1,513     $2,194      $3,359
EQ/AllianceBernstein Value                                 $  842     $1,466     $2,116      $3,201
EQ/Ariel Appreciation II                                   $  897     $1,627     $2,380      $3,735
EQ/AXA Rosenberg Value Long/Short Equity                   $1,125     $2,280     $3,414      $5,668
EQ/BlackRock Basic Value Equity                            $  864     $1,531     $2,223      $3,418
EQ/BlackRock International Value                           $  896     $1,624     $2,375      $3,726
EQ/Boston Advisors Equity Income                           $  885     $1,592     $2,323      $3,621
EQ/Calvert Socially Responsible                            $  884     $1,589     $2,318      $3,612
EQ/Capital Guardian Growth                                 $  876     $1,566     $2,280      $3,535
EQ/Capital Guardian Research                               $  872     $1,554     $2,261      $3,496
EQ/Caywood-Scholl High Yield Bond                          $  872     $1,554     $2,261      $3,496
EQ/Davis New York Venture                                  $  899     $1,633     $2,389      $3,754
EQ/Equity 500 Index                                        $  810     $1,369     $1,946      $2,865
EQ/Evergreen International Bond                            $  883     $1,586     $2,313      $3,602
EQ/Evergreen Omega                                         $  886     $1,595     $2,328      $3,631
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                              If you annuitize at the end of the
                                                              applicable time period and select a
                                                                           non-life
                                                               contingent period certain annuity
                                                                option with less than ten years
                                                         ---------------------------------------------
                                                           1 year    3 years    5 years     10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,680     $2,465      $3,904
AXA Conservative Allocation                                 N/A       $1,624     $2,375      $3,726
AXA Conservative-Plus Allocation                            N/A       $1,639     $2,399      $3,773
AXA Moderate Allocation                                     N/A       $1,578     $2,299      $3,573
AXA Moderate-Plus Allocation                                N/A       $1,662     $2,436      $3,848
Multimanager Aggressive Equity                              N/A       $1,490     $2,155      $3,280
Multimanager Core Bond                                      N/A       $1,554     $2,261      $3,496
Multimanager Health Care                                    N/A       $1,749     $2,577      $4,124
Multimanager High Yield                                     N/A       $1,481     $2,141      $3,250
Multimanager International Equity                           N/A       $1,691     $2,483      $3,941
Multimanager Large Cap Core Equity                          N/A       $1,653     $2,422      $3,820
Multimanager Large Cap Growth                               N/A       $1,659     $2,432      $3,839
Multimanager Large Cap Value                                N/A       $1,645     $2,408      $3,792
Multimanager Mid Cap Growth                                 N/A       $1,711     $2,516      $4,005
Multimanager Mid Cap Value                                  N/A       $1,708     $2,511      $3,996
Multimanager Small Cap Growth                               N/A       $1,717     $2,525      $4,024
Multimanager Small Cap Value                                N/A       $1,685     $2,474      $3,922
Multimanager Technology                                     N/A       $1,749     $2,577      $4,124
Target 2015 Allocation                                      N/A       $2,014     $3,000      $4,926
Target 2025 Allocation                                      N/A       $1,929     $2,865      $4,676
Target 2035 Allocation                                      N/A       $2,202     $3,294      $5,457
Target 2045 Allocation                                      N/A       $2,322     $3,478      $5,778
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,434     $2,061      $3,090
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,443     $2,076      $3,120
EQ/AllianceBernstein International                          N/A       $1,519     $2,203      $3,379
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,633     $2,389      $3,754
EQ/AllianceBernstein Quality Bond                           N/A       $1,446     $2,082      $3,130
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,513     $2,194      $3,359
EQ/AllianceBernstein Value                                  N/A       $1,466     $2,116      $3,201
EQ/Ariel Appreciation II                                    N/A       $1,627     $2,380      $3,735
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,280     $3,414      $5,668
EQ/BlackRock Basic Value Equity                             N/A       $1,531     $2,223      $3,418
EQ/BlackRock International Value                            N/A       $1,624     $2,375      $3,726
EQ/Boston Advisors Equity Income                            N/A       $1,592     $2,323      $3,621
EQ/Calvert Socially Responsible                             N/A       $1,589     $2,318      $3,612
EQ/Capital Guardian Growth                                  N/A       $1,566     $2,280      $3,535
EQ/Capital Guardian Research                                N/A       $1,554     $2,261      $3,496
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,554     $2,261      $3,496
EQ/Davis New York Venture                                   N/A       $1,633     $2,389      $3,754
EQ/Equity 500 Index                                         N/A       $1,369     $1,946      $2,865
EQ/Evergreen International Bond                             N/A       $1,586     $2,313      $3,602
EQ/Evergreen Omega                                          N/A       $1,595     $2,328      $3,631
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                       If you do not
                                                                   surrender your contract
                                                                      at the end of the
                                                                   applicable time period
                                                        ---------------------------------------------
                                                          1 year    3 years      5 years    10 years
-----------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $368     $1,118        $1,888     $3,904
AXA Conservative Allocation                                $348     $1,059        $1,793     $3,726
AXA Conservative-Plus Allocation                           $353     $1,075        $1,818     $3,773
AXA Moderate Allocation                                    $331     $1,010        $1,712     $3,573
AXA Moderate-Plus Allocation                               $361     $1,099        $1,858     $3,848
Multimanager Aggressive Equity                             $300     $  917        $1,559     $3,280
Multimanager Core Bond                                     $323     $  985        $1,671     $3,496
Multimanager Health Care                                   $393     $1,191        $2,007     $4,124
Multimanager High Yield                                    $296     $  907        $1,543     $3,250
Multimanager International Equity                          $372     $1,130        $1,908     $3,941
Multimanager Large Cap Core Equity                         $358     $1,090        $1,843     $3,820
Multimanager Large Cap Growth                              $360     $1,096        $1,853     $3,839
Multimanager Large Cap Value                               $355     $1,081        $1,828     $3,792
Multimanager Mid Cap Growth                                $379     $1,152        $1,943     $4,005
Multimanager Mid Cap Value                                 $378     $1,149        $1,938     $3,996
Multimanager Small Cap Growth                              $381     $1,158        $1,953     $4,024
Multimanager Small Cap Value                               $370     $1,124        $1,898     $3,922
Multimanager Technology                                    $393     $1,191        $2,007     $4,124
Target 2015 Allocation                                     $490     $1,473        $2,457     $4,926
Target 2025 Allocation                                     $459     $1,383        $2,314     $4,676
Target 2035 Allocation                                     $561     $1,672        $2,770     $5,457
Target 2045 Allocation                                     $606     $1,799        $2,966     $5,778
-----------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $280     $  857        $1,461     $3,090
EQ/AllianceBernstein Intermediate Government Securities    $283     $  867        $1,476     $3,120
EQ/AllianceBernstein International                         $310     $  948        $1,610     $3,379
EQ/AllianceBernstein Large Cap Growth                      $351     $1,069        $1,808     $3,754
EQ/AllianceBernstein Quality Bond                          $284     $  870        $1,482     $3,130
EQ/AllianceBernstein Small Cap Growth                      $308     $  942        $1,600     $3,359
EQ/AllianceBernstein Value                                 $291     $  892        $1,518     $3,201
EQ/Ariel Appreciation II                                   $349     $1,062        $1,798     $3,735
EQ/AXA Rosenberg Value Long/Short Equity                   $590     $1,755        $2,898     $5,668
EQ/BlackRock Basic Value Equity                            $314     $  960        $1,630     $3,418
EQ/BlackRock International Value                           $348     $1,059        $1,793     $3,726
EQ/Boston Advisors Equity Income                           $336     $1,025        $1,737     $3,621
EQ/Calvert Socially Responsible                            $335     $1,022        $1,732     $3,612
EQ/Capital Guardian Growth                                 $327     $  997        $1,692     $3,535
EQ/Capital Guardian Research                               $323     $  985        $1,671     $3,496
EQ/Caywood-Scholl High Yield Bond                          $323     $  985        $1,671     $3,496
EQ/Davis New York Venture                                  $351     $1,069        $1,808     $3,754
EQ/Equity 500 Index                                        $256     $  788        $1,346     $2,865
EQ/Evergreen International Bond                            $334     $1,019        $1,727     $3,602
EQ/Evergreen Omega                                         $337     $1,028        $1,742     $3,631
-----------------------------------------------------------------------------------------------------



24 Fee table

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          If you annuitize at the end of the
                                                                                          applicable time period and select a
                                           If you surrender your contract at the end                   non-life
                                                            of the                         contingent period certain annuity
                                                    applicable time period                  option with less than ten years
                                           ---------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years   1 year     3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $877     $1,569     $2,285      $3,544     N/A       $1,569     $2,285      $3,544
EQ/Franklin Income                           $901     $1,639     $2,399      $3,773     N/A       $1,639     $2,399      $3,773
EQ/Franklin Small Cap Value                  $904     $1,648     $2,413      $3,801     N/A       $1,648     $2,413      $3,801
EQ/Franklin Templeton Founding Strategy      $928     $1,717     $2,525      $4,024     N/A       $1,717     $2,525      $4,024
EQ/GAMCO Mergers and Acquisitions            $905     $1,651     $2,418      $3,811     N/A       $1,651     $2,418      $3,811
EQ/GAMCO Small Company Value                 $884     $1,589     $2,318      $3,612     N/A       $1,589     $2,318      $3,612
EQ/International Core PLUS                   $890     $1,607     $2,347      $3,669     N/A       $1,607     $2,347      $3,669
EQ/International Growth                      $908     $1,659     $2,432      $3,839     N/A       $1,659     $2,432      $3,839
EQ/JPMorgan Core Bond                        $852     $1,496     $2,165      $3,300     N/A       $1,496     $2,165      $3,300
EQ/JPMorgan Value Opportunities              $870     $1,548     $2,251      $3,477     N/A       $1,548     $2,251      $3,477
EQ/Large Cap Core PLUS                       $873     $1,557     $2,266      $3,506     N/A       $1,557     $2,266      $3,506
EQ/Large Cap Growth PLUS                     $872     $1,554     $2,261      $3,496     N/A       $1,554     $2,261      $3,496
EQ/Legg Mason Value Equity                   $878     $1,572     $2,290      $3,554     N/A       $1,572     $2,290      $3,554
EQ/Long Term Bond                            $849     $1,487     $2,150      $3,270     N/A       $1,487     $2,150      $3,270
EQ/Lord Abbett Growth and Income             $877     $1,569     $2,285      $3,544     N/A       $1,569     $2,285      $3,544
EQ/Lord Abbett Large Cap Core                $882     $1,584     $2,309      $3,593     N/A       $1,584     $2,309      $3,593
EQ/Lord Abbett Mid Cap Value                 $881     $1,581     $2,304      $3,583     N/A       $1,581     $2,304      $3,583
EQ/Marsico Focus                             $894     $1,619     $2,366      $3,707     N/A       $1,619     $2,366      $3,707
EQ/Mid Cap Value PLUS                        $877     $1,569     $2,285      $3,544     N/A       $1,569     $2,285      $3,544
EQ/Money Market                              $817     $1,390     $1,983      $2,937     N/A       $1,390     $1,983      $2,937
EQ/Montag & Caldwell Growth                  $886     $1,595     $2,328      $3,631     N/A       $1,595     $2,328      $3,631
EQ/Mutual Shares                             $907     $1,656     $2,427      $3,829     N/A       $1,656     $2,427      $3,829
EQ/Oppenheimer Global                        $943     $1,760     $2,595      $4,160     N/A       $1,760     $2,595      $4,160
EQ/Oppenheimer Main Street Opportunity       $927     $1,714     $2,521      $4,015     N/A       $1,714     $2,521      $4,015
EQ/Oppenheimer Main Street Small Cap         $935     $1,737     $2,558      $4,088     N/A       $1,737     $2,558      $4,088
EQ/PIMCO Real Return                         $865     $1,534     $2,227      $3,428     N/A       $1,534     $2,227      $3,428
EQ/Short Duration Bond                       $854     $1,502     $2,174      $3,320     N/A       $1,502     $2,174      $3,320
EQ/Small Company Index                       $835     $1,446     $2,082      $3,130     N/A       $1,446     $2,082      $3,130
EQ/T. Rowe Price Growth Stock                $889     $1,604     $2,342      $3,659     N/A       $1,604     $2,342      $3,659
EQ/Templeton Growth                          $911     $1,668     $2,446      $3,867     N/A       $1,668     $2,446      $3,867
EQ/UBS Growth and Income                     $887     $1,598     $2,332      $3,640     N/A       $1,598     $2,332      $3,640
EQ/Van Kampen Comstock                       $876     $1,566     $2,280      $3,535     N/A       $1,566     $2,280      $3,535
EQ/Van Kampen Emerging Markets Equity        $935     $1,737     $2,558      $4,088     N/A       $1,737     $2,558      $4,088
EQ/Van Kampen Mid Cap Growth                 $881     $1,581     $2,304      $3,583     N/A       $1,581     $2,304      $3,583
EQ/Van Kampen Real Estate                    $907     $1,656     $2,427      $3,829     N/A       $1,656     $2,427      $3,829
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            If you do not surrender your contract
                                                      at the end of the
                                                    applicable time period
                                           ------------------------------------------
                                            1 year    3 years    5 years   10 years
-------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $328     $1,001     $1,697     $3,544
EQ/Franklin Income                           $353     $1,075     $1,818     $3,773
EQ/Franklin Small Cap Value                  $356     $1,084     $1,833     $3,801
EQ/Franklin Templeton Founding Strategy      $381     $1,158     $1,953     $4,024
EQ/GAMCO Mergers and Acquisitions            $357     $1,087     $1,838     $3,811
EQ/GAMCO Small Company Value                 $335     $1,022     $1,732     $3,612
EQ/International Core PLUS                   $341     $1,041     $1,762     $3,669
EQ/International Growth                      $360     $1,096     $1,853     $3,839
EQ/JPMorgan Core Bond                        $302     $  923     $1,569     $3,300
EQ/JPMorgan Value Opportunities              $320     $  979     $1,661     $3,477
EQ/Large Cap Core PLUS                       $324     $  988     $1,676     $3,506
EQ/Large Cap Growth PLUS                     $323     $  985     $1,671     $3,496
EQ/Legg Mason Value Equity                   $329     $1,004     $1,702     $3,554
EQ/Long Term Bond                            $298     $  914     $1,554     $3,270
EQ/Lord Abbett Growth and Income             $328     $1,001     $1,697     $3,544
EQ/Lord Abbett Large Cap Core                $333     $1,016     $1,722     $3,593
EQ/Lord Abbett Mid Cap Value                 $332     $1,013     $1,717     $3,583
EQ/Marsico Focus                             $346     $1,053     $1,783     $3,707
EQ/Mid Cap Value PLUS                        $328     $1,001     $1,697     $3,544
EQ/Money Market                              $264     $  810     $1,383     $2,937
EQ/Montag & Caldwell Growth                  $337     $1,028     $1,742     $3,631
EQ/Mutual Shares                             $359     $1,093     $1,848     $3,829
EQ/Oppenheimer Global                        $397     $1,204     $2,027     $4,160
EQ/Oppenheimer Main Street Opportunity       $380     $1,155     $1,948     $4,015
EQ/Oppenheimer Main Street Small Cap         $389     $1,179     $1,987     $4,088
EQ/PIMCO Real Return                         $315     $  963     $1,636     $3,428
EQ/Short Duration Bond                       $304     $  929     $1,579     $3,320
EQ/Small Company Index                       $284     $  870     $1,482     $3,130
EQ/T. Rowe Price Growth Stock                $340     $1,038     $1,757     $3,659
EQ/Templeton Growth                          $364     $1,106     $1,868     $3,867
EQ/UBS Growth and Income                     $338     $1,032     $1,747     $3,640
EQ/Van Kampen Comstock                       $327     $  997     $1,692     $3,535
EQ/Van Kampen Emerging Markets Equity        $389     $1,179     $1,987     $4,088
EQ/Van Kampen Mid Cap Growth                 $332     $1,013     $1,717     $3,583
EQ/Van Kampen Real Estate                    $359     $1,093     $1,848     $3,829
-------------------------------------------------------------------------------------



                                                                    Fee table 25

CONDENSED FINANCIAL INFORMATION


Please see Appendix II at the end of this prospectus, for the unit values and number of units outstanding as of the periods shown for each of the variable investment options, available as of December 31, 2007.



26 Fee table

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount of $20 for each type and series of contract purchased. If the total annual contributions to a TSA will be at least $200 annually, we may accept contributions of less than $20. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" in "More information" later in this prospectus. The following table summarizes our rules regarding contributions to your contract.


-----------------------------------------------------------------------------------------------------------------------------------
Contract type    Source of contributions                                    Limitations on contributions
-----------------------------------------------------------------------------------------------------------------------------------
SEP              o Employer.                                                o For 2008, annual employer contributions up to the
                                                                              lesser of $46,000 or 25% of employee compensation.
                 o Eligible rollover distributions from other traditional
                   IRAs, 403(b) plans, qualified plans and governmental
                   employer EDC plans.
-----------------------------------------------------------------------------------------------------------------------------------
SARSEP           o Employer-remitted employee salary reduction and/or non-  o For 2008, annual employer contributions up to the
                   elective employer contributions (pre 1997 plans only).     lesser of $46,000 or 25% of employee compensation.

                 o Additional "catch-up" contributions.                     o Maximum salary reduction contribution is $15,500
                                                                              for 2008.
                 o Eligible rollover distributions from other traditional
                   IRAs, 403(b) plans, qualified plans and governmental     o If plan permits, an individual at least age 50 at
                   employer EDC plans.                                        any timeduring 2008 can make up to $5,000
                                                                              additional salary reduction "catch-up" contributions.
-----------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA       o Employee salary reduction; employer match.               o Salary reduction contributions up to $10,500 for
                                                                              2008; employer matching contributions up to 3% of
                 o Additional "catch-up" contributions.                       employee compensation.

                 o Rollover distributions or direct transfer distributions  o If plan permits, an individual at least age 50 at
                   from other SIMPLE IRAs.                                    any time during 2008 can make up to $2,500
                                                                              additional salary reduction "catch-up" contributions.
-----------------------------------------------------------------------------------------------------------------------------------
Unincorporated   o Employer, including for self-employed.                   o For 2008, maximum amount of employer and employee
and Corporate                                                                 contributions is generally the lesser of $46,000
Trusteed         o Salary reduction 401(k) if plan permits.                   or 100% of compensation, with maximum salary
                                                                              reduction contribution of $15,500.
                 o Additional "catch-up" contributions.
                                                                            o If employer's plan permits, an individual at least
                 o Eligible rollover distributions from other qualified       age 50 at any time during 2008 can make up to $5,000
                   plans, 403(b) plans, governmental employer EDC plans       additional salary reduction "catch-up" contributions.
                   and traditional IRAs, if permitted by the plan.
-----------------------------------------------------------------------------------------------------------------------------------



                                               Contract features and benefits 27

-----------------------------------------------------------------------------------------------------------------------------------
Contract type    Source of contributions                                    Limitations on contributions
-----------------------------------------------------------------------------------------------------------------------------------
TSA and          o Employer-remitted employee salary reduction and/or       o For 2008, maximum amount of employer and employee
University TSA     various types of employer contributions.                   contributions is generally the lesser of $46,000 or
                                                                              100% of compensation, with maximum salary reduction
                 o Additional "catch-up" contributions.                       contribution of $15,500.

                 o "Designated Roth contributions" under Section 402A       o If employer's plan permits, an individual at least
                   of the Code                                                age 50 at any time during 2008 can make up to
                                                                              $5,000 additional salary reduction "catch-up"
                 o Only if plan permits, direct plan-to-plan transfers        contributions.
                   from another 403(b) plan, or contract exchanges from
                   another 403(b) contract under the same plan.             o All salary reduction contributions (whether pre-
                                                                              tax or designated Roth) may not exceed the total
                 o Only if plan permits, eligible rollover distributions      maximum for the year. (For 2008, $15,500 and age
                   from other 403(b) plans, qualified plans, governmental     50 catch-up of $5,000.)
                   employer 457(b) plans and traditional IRAs.
                                                                            o Rollover or direct transfer contributions after age
                                                                              70-1/2 must be net of any required minimum
                                                                              distributions.

                                                                            o Different sources of contributions and earnings
                                                                              may be subject to withdrawal restrictions.

                                                                            o We currently do not accept rollovers or direct
                                                                              transfers of funds from designated Roth accounts.
-----------------------------------------------------------------------------------------------------------------------------------
EDC              o Employer-remitted employee salary reduction and/or       o Contributions subject to plan limits. Maximum
                   employer contributions.                                    contribution for 2008 is lesser of $15,500 or 100%
                                                                              of includible compensation.
                 o For governmental employer EDC plans only, additional
                   "age 50 catch-up" contributions.                         o If plan permits, an individual may make catch-up
                                                                              contributions for 3 years of service preceding
                 o For governmental employer EDC plans only and only if       plan retirement age; 2008 maximum is $31,000.
                   plan permits, eligible rollover distributions from
                   other governmental employer 457(b) plans, 403(b) plans,  o If governmental employer 457(b) plan permits, an
                   qualified plans and traditional IRAs.                      individual at least age 50 at any time during 2008
                                                                              can make up to $5,000 additional salary reduction
                                                                              "catch-up" contributions. This must be coordinated
                                                                              with the "catch-up" contributions for 3 years of
                                                                              service preceding plan retirement age.
-----------------------------------------------------------------------------------------------------------------------------------


IRA FUNDING. The contracts we issue to fund SEP, SARSEP and SIMPLE IRA programs are individual retirement annuities, or "IRAs." Internal Revenue Service ("IRS") rules for traditional IRA also generally apply to those programs.

                                ----------------


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information. We may refuse to accept any contribution if the sum of all contributions under all types of EQUI-VEST(SM) contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are 81 and older at contract issue). We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000.


For information on when contributions are credited see "Dates and prices at which contract events occur" under "More information" later in this prospectus.


28 Contract features and benefits

CONTRIBUTIONS TO SARSEP, CORPORATE TRUSTEED AND CERTAIN HR-10 CONTRACTS

We no longer offer the EQUI-VEST(SM) contracts under SARSEP, Corporate Trusteed and Annuitant-Owned HR-10 plans, except as noted below:

o If you established a SARSEP before 1997, you may continue to make contributions for existing and new employees under salary reduction arrangements. We will issue a contract to each participating employee for whom a contract has not previously been issued.

o If you are an incorporated employer and already have a retirement plan funded by the EQUI-VEST(SM) contracts, we will enroll new employees under your contract and accept contributions for existing employees.

o If you established an HR-10 plan where EQUI-VEST(SM) contracts are owned by the annuitant, rather than by a trustee, we will offer Annuitant-Owned HR-10 contracts to new employees and continue to accept contributions for all participating employees.

o If your retirement plan is qualified under section 401(a) of the Internal Revenue Code and is sponsored by a state or local governmental entity.


OWNER AND ANNUITANT REQUIREMENTS

For the following employer-funded programs, the employee must be the owner and the annuitant on the contract: SEP-IRA, SARSEP-IRA, SIMPLE-IRA, TSA, University TSA and Annuitant-Owned HR-10.

The trustee under Trusteed HR-10 corporate retirement and governmental plans is the owner of the contract. In each case, the employee is the annuitant. We do not act as trustee for these plans. Only Trusteed contracts may be sold in Puerto Rico and the tax aspects that apply to such contracts may differ from those described in this prospectus.

Under EDC contracts, the employer or a trust must be the owner and the employee is the annuitant.

--------------------------------------------------------------------------------
Annuitant is the measuring life for determining annuity benefits.
--------------------------------------------------------------------------------


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars and made payable to "AXA Equitable." We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For certain SEP and KEOGH plans, additional contributions may be made by our automatic investment program. The methods of payment are discussed in detail in "About other methods of payment" in "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the contribution. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.


Generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------



WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options, subject to any employer plan limitations, are the variable investment options, the guaranteed interest option, and the fixed maturity options available under the investment method you select (see "Selecting your investment method," later in this prospectus).


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and fixed maturity options, subject to certain restrictions.
--------------------------------------------------------------------------------


                                              Contract features and benefits  29

Portfolios of the Trusts

The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.



----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
----------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                     o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                     o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.  o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Long-term growth of capital.                              o AllianceBernstein L.P.
 EQUITY                                                                                 o ClearBridge Advisors, LLC
                                                                                        o Legg Mason Capital Management, Inc.
                                                                                        o Marsico Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital      o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.    o Pacific Investment Management Company
                                                                                          LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.                              o Invesco Aim Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current        o Pacific Investment Management Company
                              income and capital appreciation.                            LLC
                                                                                        o Post Advisory Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.                              o AllianceBernstein L.P.
 EQUITY                                                                                 o JPMorgan Investment Management Inc.
                                                                                        o Marsico Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.                              o AllianceBernstein L.P.
 CORE EQUITY                                                                            o Janus Capital Management LLC
                                                                                        o Thornburg Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------



30 Contract features and benefits

----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.                              o RCM Capital Management LLC
 GROWTH                                                                                 o TCW Investment Management Company
                                                                                        o T. Rowe Price Associates, Inc.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.                              o AllianceBernstein L.P.
 VALUE                                                                                  o Institutional Capital LLC
                                                                                        o MFS Investment Management
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP          Long-term growth of capital.                              o AllianceBernstein L.P.
 GROWTH                                                                                 o Franklin Advisers, Inc.
                                                                                        o Provident Investment Counsel, Inc.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    Long-term growth of capital.                              o AXA Rosenberg Investment Management LLC
                                                                                        o TCW Investment Management Company
                                                                                        o Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.                              o Eagle Asset Management, Inc.
 GROWTH                                                                                 o Wells Capital Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.                              o Franklin Advisory Services, LLC
 VALUE                                                                                  o Lazard Asset Management LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       Long-term growth of capital.                              o Firsthand Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION        Seeks the highest total return over time consistent with  o AXA Equitable its asset mix. Total return includes capital growth and
                              income.
----------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION        Seeks the highest total return over time consistent with  o AXA Equitable its asset mix. Total return includes capital growth and
                              income.
----------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION        Seeks the highest total return over time consistent with  o AXA Equitable its asset mix. Total return includes capital growth and
                              income.
----------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION        Seeks the highest total return over time consistent with  o AXA Equitable its asset mix. Total return includes capital growth and
                              income.
----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                       Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-     Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 MON STOCK
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve high current income consistent with      o AllianceBernstein L.P.
 MEDIATE GOVERNMENT           relative stability of principal.
 SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 NATIONAL
----------------------------------------------------------------------------------------------------------------------------------



                                               Contract features and benefits 31

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                         Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   Seeks to achieve high current income consistent with       o AllianceBernstein L.P.
 BOND                          moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks to achieve capital appreciation.                     o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II(+)    Seeks to achieve long-term capital appreciation.           o Ariel Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE         Seeks to increase value through bull markets and bear      o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY(++)         markets using strategies that are designed to limit expo-
                               sure to general equity market risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       Seeks to achieve capital appreciation and secondarily,     o BlackRock Investment Management, LLC
 EQUITY                        income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     Seeks to provide current income and long-term growth of    o BlackRock Investment Management
 VALUE                         income, accompanied by growth of capital.                    International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      Seeks to achieve a combination of growth and income to     o Boston Advisors, LLC
 INCOME                        achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            Seeks to achieve long-term capital appreciation.           o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                              o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH     Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         Seeks to maximize current income.                          o Caywood-Scholl Capital Management
 YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE      Seeks to achieve long-term growth of capital.              o Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            Seeks to achieve a total return before expenses that       o AllianceBernstein L.P.
                               approximates the total return performance of the S&P
                               500 Index, including reinvestment of dividends, at a risk
                               level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL     Seeks to achieve capital growth and current income.        o Evergreen Investment Management
 BOND                                                                                       Company, LLC
                                                                                          o First International Advisors, LLC (dba
                                                                                            "Evergreen International")
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             Seeks to achieve long-term capital growth.                 o Evergreen Investment Management
                                                                                            Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                  Seeks to achieve long-term growth of capital.              o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN INCOME             Seeks to maximize income while maintaining prospects       o Franklin Advisers, Inc.
                               for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE    Seeks to achieve long-term total return.                   o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON          Primarily seeks capital appreciation and secondarily seeks o AXA Equitable
 FOUNDING STRATEGY             income.
------------------------------------------------------------------------------------------------------------------------------------



32 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                         Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND           Seeks to achieve capital appreciation.                     o GAMCO Asset Management Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         Seeks to maximize capital appreciation.                    o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS     Seeks to achieve long-term growth of capital.              o AXA Equitable
                                                                                          o Mellon Capital Management Corporation
                                                                                          o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        Seeks to achieve capital appreciation.                     o MFS Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          Seeks to provide a high total return consistent with mod-  o JPMorgan Investment Management Inc.
                               erate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              Seeks to achieve long-term capital appreciation.           o JPMorgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         Seeks to achieve long-term growth of capital with a sec-   o AXA Equitable
                               ondary objective to seek reasonable current income. For    o Institutional Capital LLC
                               purposes of this Portfolio, the words "reasonable current  o Mellon Capital Management Corporation income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth                  o AXA Equitable
                                                                                          o Marsico Capital Management, LLC
                                                                                          o Mellon Capital Management Corporation
------------------------------------------------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     Seeks to achieve long-term growth of capital.              o Legg Mason Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation          o BlackRock Financial Management, Inc.
                               through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of        o Lord, Abbett & Co. LLC
 INCOME                        income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Seeks to achieve capital appreciation and growth of        o Lord, Abbett & Co. LLC
 CORE                          income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.                     o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks to achieve long-term growth of capital.              o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation.           o AXA Equitable
                                                                                          o Mellon Capital Management Corpation
                                                                                          o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income, preserve   o The Dreyfus Corporation
                               its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                     o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL SHARES               Seeks to achieve capital appreciation, which may occa-     o Franklin Mutual Advisers, LLC
                               sionally be short-term, and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          Seeks to achieve capital appreciation.                     o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve long-term capital appreciation.           o OppenheimerFunds, Inc.
 OPPORTUNITY
------------------------------------------------------------------------------------------------------------------------------------



                                               Contract features and benefits 33

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name               Objective                                                   applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET   Seeks to achieve capital appreciation.                      o OppenheimerFunds, Inc.
 SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN         Seeks to achieve maximum real return consistent with        o Pacific Investment Management Company,
                             preservation of real capital and prudent investment man-      LLC
                             agement.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND       Seeks to achieve current income with reduced volatility of  o BlackRock Financial Management, Inc.
                             principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the       o AllianceBernstein L.P.
                             deduction of Portfolio expenses) the total return of the
                             Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and         o T. Rowe Price Associates, Inc.
 STOCK                       secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH          Seeks to achieve long-term capital growth.                  o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     Seeks to achieve total return through capital appreciation  o UBS Global Asset Management
                             with income as a secondary consideration.                     (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       Seeks to achieve capital growth and income.                 o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING       Seeks to achieve long-term capital appreciation.            o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP        Seeks to achieve capital growth.                            o Morgan Stanley Investment Management Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE    Seeks to provide above average current income and long-     o Morgan Stanley Investment Management Inc.
                             term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------



(+) The EQ/Ariel Appreciation II option is not available under EDC and TSA contracts.

(++) EQ/AXA Rosenberg Value Long/Short Equity option is not available for new contributions or incoming transfers for certain TSA contract owners in the State of Texas. (See Appen dix IV.)

You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the portfolios. The prospectuses should be read carefully before investing.



34 Contract features and benefits

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account in "More information," later in this prospectus.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the annual minimum guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. The rate may be different depending on certain factors, including the type and series of your contract and when the allocation is made. An exception to this approach applies to Corporate Trusteed contracts and EDC contracts issued to government employees in New York whose EQUI-VEST(SM) funding arrangements became effective on and after July 1, 1989. Generally, we assign an interest rate to the total amounts invested in Corporate Trusteed and EDC contracts issued to government employees in New York regardless of when allocations were made to the guaranteed interest option.


Generally, the annual minimum guaranteed interest rate for 2008 is 2.75%, 3.0% or 4.0% depending on the lifetime guaranteed minimum rate of your contract. Depending on your contract type, contract series, and the state where your contract is issued, the lifetime minimum guaranteed interest rate ranges from 1.0% to 3.0% (may be 4.0% for Corporate Trusteed contracts and Keogh Trusteed contracts). The lifetime minimum guaranteed interest rate is shown in your contract. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Check with your financial professional as to which rate applies in your state and to your contract series. Current interest rates will never be less than the annual minimum guaranteed interest rate.


FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates generally ranging from one to ten years (one to seven in Oregon). We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." Your financial professional can provide your state's approval status. For contracts issued in New York, see "Charges and expenses" for information on withdrawal charges when amounts are allocated to the fixed maturity options.


--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15th for maturity years ranging from one through ten (seven in Oregon). Not all of these fixed maturity options will be available for annuitants ages 76 and older. See "Allocating your contributions." As fixed maturity options expire, we expect to add maturity years so that generally 10 (7 in Oregon) fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o   the rate to maturity is 3%; or

o   the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) subject to plan restrictions, withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 15, 2008, the next available maturity date was June 15, 2013 (see "About our fixed maturity options" in "More information" later in this prospectus). We may change our procedures in the future.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract or when we make


                                              Contract features and benefits  35
deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix III at the end of this prospectus provides an example of how the market value adjustment is calculated.


SELECTING YOUR INVESTMENT METHOD

Subject to any employer plan limitations, you must choose one of the following two methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart and no transfer restrictions will apply.

TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you could transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B" as well as the fixed maturity options.

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate new contributions to, or transfer amounts into, the variable investment options in group B (including through our rebalancing program) or the fixed maturity options. However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.


--------------------------------------------------------------------------------
                               Investment Options
--------------------------------------------------------------------------------
                                        A
--------------------------------------------------------------------------------
o Guaranteed Interest Option
--------------------------------------------------------------------------------
                                 Domestic stocks
--------------------------------------------------------------------------------
o AXA Aggressive Allocation            o EQ/Lord Abbett Mid Cap Value
o AXA Moderate-Plus Allocation         o EQ/Marsico Focus
o EQ/AllianceBernstein Common Stock    o EQ/Mid Cap Value PLUS
o EQ/AllianceBernstein Large Cap       o EQ/Montag & Caldwell Growth
  Growth                               o EQ/Mutual Shares
o EQ/AllianceBernstein Small Cap       o EQ/Oppenheimer Main Street
  Growth                                 Opportunity
o EQ/AllianceBernstein Value           o EQ/Oppenheimer Main Street Small
o EQ/Ariel Appreciation II(2)            Cap
o EQ/AXA Rosenberg Value Long/Short    o EQ/Small Company Index
  Equity(3)                            o EQ/T. Rowe Price Growth Stock
o EQ/BlackRock Basic Value Equity      o EQ/Templeton Growth
o EQ/Boston Advisors Equity Income     o EQ/UBS Growth and Income
o EQ/Calvert Socially Responsible      o EQ/Van Kampen Comstock
o EQ/Capital Guardian Growth           o EQ/Van Kampen Mid Cap Growth
o EQ/Capital Guardian Research         o EQ/Van Kampen Real Estate
o EQ/Davis New York Venture            o Multimanager Aggressive Equity
o EQ/Equity 500 Index                  o Multimanager Health Care
o EQ/Evergreen Omega                   o Multimanager Large Cap Core Equity
o EQ/FI Mid Cap                        o Multimanager Large Cap Growth
o EQ/Franklin Small Cap Value          o Multimanager Large Cap Value
o EQ/Franklin Templeton Founding       o Multimanager Mid Cap Growth
  Strategy                             o Multimanager Mid Cap Value
o EQ/GAMCO Mergers and Acquisitions    o Multimanager Small Cap Growth
o EQ/GAMCO Small Company Value         o Multimanager Small Cap Value
o EQ/JPMorgan Value Opportunities      o Multimanager Technology
o EQ/Large Cap Core PLUS               o Target 2015 Allocation(1)
o EQ/Large Cap Growth PLUS             o Target 2025 Allocation(1)
o EQ/Legg Mason Value Equity           o Target 2035 Allocation(1)
o EQ/Lord Abbett Growth and Income     o Target 2045 Allocation(1)
o EQ/Lord Abbett Large Cap Core
--------------------------------------------------------------------------------
                              International stocks
--------------------------------------------------------------------------------
o Multimanager International Equity    o EQ/International Growth
o EQ/AllianceBernstein International   o EQ/Oppenheimer Global
o EQ/Black Rock International Value    o EQ/Van Kampen Emerging Markets
o EQ/International Core PLUS             Equity
--------------------------------------------------------------------------------
 Balanced/hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation
--------------------------------------------------------------------------------



36  Contract features and benefits

--------------------------------------------------------------------------------
                                        B
--------------------------------------------------------------------------------
 Fixed income
--------------------------------------------------------------------------------
o AXA Conservative Allocation          o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation     o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate    o EQ/Money Market
  Government Securities                o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond    o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond    o Multimanager Core Bond
o EQ/Evergreen International Bond      o Multimanager High Yield
o EQ/Franklin Income
--------------------------------------------------------------------------------
 Fixed maturity options
--------------------------------------------------------------------------------
 The fixed maturity options are only available in states where approved. Transfer restrictions apply as indicated above under "Fixed maturity options and maturity dates."
--------------------------------------------------------------------------------


(1) Since these investment options, collectively, the "Target Allocation investment options," as they approach their respective target dates, and thereafter, are expected to invest more heavily in fixed income securities, we reserve the right to make them group "B" investment options at or after their respective target dates. Please note that if you select the "Maximum transfer flexibility" method, and have included any of the Target Allocation investment options among your investment options, you will be deemed to have changed to the "maximum investment options choice" method. If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.

(2) The EQ/Ariel Appreciation II option is not available under EDC and TSA contracts.


(3) EQ/AXA Rosenberg Value Long/Short Equity option is not available for new contributions or incoming transfers for certain TSA contract owners in the State of Texas. (See Appendix IV.)


Please note that under Trusteed contracts your employer or the plan trustee will select the investment method available to the participant. Under all other contracts, you may choose from any of the investment options available under your investment method. In all cases, if any of the options listed in B in the chart referenced above are selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the maximum investment options choice investment method.

--------------------------------------------------------------------------------
A participant is an individual who participates in an employer's plan funded by an EQUI-VEST(SM) contract. The participant is also the annuitant.
--------------------------------------------------------------------------------


ERISA CONSIDERATIONS FOR EMPLOYERS

If you are an employer and your plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA")
Section 404(c), you or your plan trustee must make sure that the investment options chosen for your plan constitute a broad range of investment choices as required by the Department of Labor's ("DOL") regulation under ERISA Section 404(c). See "Tax information" later in this prospectus.


ALLOCATING YOUR CONTRIBUTIONS

Once you have made your investment method choice, you may allocate your contributions to one or more or all of the investment options that you have chosen, subject to any restrictions under the investment method you chose. However, you may not allocate more than one contribution to any one fixed maturity option. If the annuitant is age 76 or older, you may only allocate contributions to fixed maturity options with maturities of five years or less. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in "Determining your contract's value" later in this prospectus. After your contract is issued, you may request that we add or eliminate any variable investment options that result in transfer restrictions. We reserve the right to deny your request. See "Transferring your money among investment options" later in this prospectus.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocation under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, your should speak with him/her regarding any different arrangements that may apply.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER
OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.


For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions but will not include interest. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, or interest or market value adjustment). For contracts issued to fund SEPs, SARSEPs or SIMPLE IRAs that are returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


We may require that you wait six months before you apply for a contract with us again if:

o   you cancel your contract during the free look period; or


o you change your mind before you receive your contract whether we have received your contribution or not.

See Appendix IV for any state variations.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Propectus for possible consequences of cancelling your contract.



                                              Contract features and benefits  37

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have allocated to the variable investment options; (ii) the guaranteed interest option; (iii) the market adjusted amounts you have in the fixed maturity options; and (iv) if you have taken a loan under a TSA, governmental employer EDC or Corporate Trusteed contract, amounts held in your loan reserve account. These amounts are subject to certain fees and charges discussed in "Charges and expenses" later in this prospectus.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) any applicable withdrawal charges and (ii) the total amount or a pro rata portion of the annual administrative charge, and (iii) under a TSA, governmental employer EDC or Corporate Trusteed contract, any outstanding loan plus accrued interest.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals, withdrawal charges, transfers and loans.

In addition, the annual administrative charge or third-party transfer or exchange charge, will reduce the number of units credited to your contract. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in a fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


38  Determining your contract's value

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o You may not transfer to a fixed maturity option in which you already have value.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3%.


o If the annuitant is age 76 or older, you must limit your transfers to fixed maturity options with maturities of five years or less. As of February 15, 2008, not all maturities were available.


o You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer will cause a market value adjustment.

o If you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year.

o If you transfer money from another financial institution into the guaranteed interest option during your first contract year, and if you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.

See Appendix I for transfer restrictions under Original contracts.

Upon advance notice to you, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing or by telephone using TOPS or online using EQAccess. You must send all signed written requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts to be transferred, and

(3) the investment options to and from which you are transferring.

Under Trusteed and EDC contracts, you or the trustee or employer owner, whichever applies, can direct us to transfer among the investment options.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

We will confirm all transfers in writing.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbi-


                            Transferring your money among investment options  39
trage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



AUTOMATIC TRANSFER OPTIONS

INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.


FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."

See Appendix I for transfer restrictions under original contracts.


INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.


40  Transferring your money among investment options

WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep option, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.


REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. You must tell us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semian nually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested. The rebalancing program will then remain in effect unless you request in writing that it be cancelled.

You may change your allocation instructions or cancel the program at any time.

For TSA, Corporate Trusteed and certain governmental employer EDC contracts with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the Loan Reserve Account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans under TSA, governmental employer EDC and Corporate Trusteed contracts" in "Accessing your money," later in this prospectus.)


                            Transferring your money among investment options  41

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.


METHOD OF WITHDRAWAL


---------------------------------------------------------------
                     Partial                        Minimum
      Contract      withdrawal     Systematic    distribution
---------------------------------------------------------------
SEP/SARSEP           yes            yes              yes
---------------------------------------------------------------
SIMPLE IRA           yes            yes              yes
---------------------------------------------------------------
Corporate and
 KEOGH Trusteed      yes(3)         no               yes(3)
---------------------------------------------------------------
TSA                  yes(1)(2)(3)   yes(1)(2)(3)     yes(2)
---------------------------------------------------------------
University TSA       yes(1)(2)(3)   yes(1)(3)        yes
---------------------------------------------------------------
EDC                  yes(3)         yes(1)(2)(3)     yes(2)(3)
---------------------------------------------------------------
Annuitant-Owned
 HR-10               yes(3)          yes(3)          yes
---------------------------------------------------------------


(1) Only if the contract is not subject to withdrawal restrictions.
(2) Only if there are no outstanding loans.
(3) Requires or may require Plan Administrator's approval. See "Tax information" later in this prospectus.


PARTIAL WITHDRAWALS AND TERMINATIONS

Subject to the terms of the Plan, your contract and any restrictions in federal income tax rules, you may take partial withdrawals from your account value or terminate your contract at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your contract and pay you its cash value.

Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount, may be subject to a withdrawal charge. (See "10% free withdrawal amount" in "Charges and expenses" later in this prospectus.)


SYSTEMATIC WITHDRAWALS

If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from more than one variable investment option (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or


(3) you may specify a dollar amount from only one variable investment option. (If you choose this option and the amount you specify for the withdrawal exceeds the value of the variable investment option, the requested withdrawal amount will instead be taken on a pro rata basis from all of your variable investment options.)


You may elect systematic withdrawals under TSA and governmental employer EDC contracts if:

o   your plan or program permits it;

o   the contract is not subject to withdrawal restrictions; and

o   the contract does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.

LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS

(SEPs, SARSEPs, SIMPLE IRAs, TSAs, EDCs, and Annuitant-owned HR-10 contracts - See "Tax information" later in this prospectus)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. You may choose instead an annuity payout option. Before electing an account-based withdrawal option, please refer to "Tax information," "Required minimum distributions" later in this prospectus for your specific type of retirement arrangement. The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals, which could increase the amount required to be withdrawn. For this purpose additional annuity contract benefits may include enhanced death benefits.


42  Accessing your money

You may elect our RMD automatic withdrawal option in the year in which you reach age 70-1/2 or in any later year, subject to the terms of your plan, if applicable. To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually.


Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 10% free withdrawal amount.


For non-governmental employer EDC contracts, this election may not be revoked. For TSA and governmental employer EDC contracts, you may not elect the minimum distribution option if you have an outstanding loan under a contract.


If you purchased your EQUI-VEST(SM) TSA via a direct transfer of funds from another 403(b) plan or arrangement and we were informed at the time of your purchase of the amount of your December 31, 1986 account balance (if any) you may postpone beginning lifetime required minimum distributions on these pre-1987 funds. This rule also applies if you purchased your EQUI-VEST(SM) TSA before December 31, 1986. Lifetime required minimum distributions on the pre-1987 account balance may be postponed to age 75 rather than having to start following the later of your reaching age 70-1/2 or retiring.

Distributions from a qualified plan, including our prototype plans through which Annuitant-Owned HR-10 contracts are issued, are subject to the provisions of the plan document. Similar rules apply in the case of a 403(b) plan.


--------------------------------------------------------------------------------
For contracts subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the investment options. A market value adjustment will apply if withdrawals are taken from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE

If you are receiving Required Minimum Distribution payments from a TSA, SEP, SARSEP or SIMPLE IRA contract you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA, SEP, SARSEP or SIMPLE IRA contract directly into an existing EQUI-VEST(SM) NQ or ROTH IRA or an existing EQUI-VEST(SM) Express NQ or ROTH IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.

LOANS UNDER TSA, GOVERNMENTAL EMPLOYER EDC AND CORPORATE TRUSTEED CONTRACTS

If the plan permits, loans are available under a qualified plan, 403(b) plan or governmental employer 457(b) EDC plan. Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA. You may borrow against your account value only under a TSA contract, a contract issued under a governmental employer 457(b) EDC plan or Corporate Trusteed contract. Loans under governmental employer 457(b) EDC plans may not be available in all states. Loans are not available under University TSA contracts. We do not permit loans under any contract or certificate when the required minimum distribution automatic withdrawal option has been elected.

Before we make a loan, you must properly complete and sign a loan request form. As a result of federal tax law changes beginning in 2007, loans are not available under a TSA contract without employer or plan administrator approval. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office. In the case of certain Corporate Trusteed and certain TSA contracts subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. In the case of governmental employer EDC contracts, the loan must be approved by the contract owner; generally, your employer, plan trustee, or the plan administrator as authorized under the governmental employer plan. Please see the loan provisions stated in the contract and read the terms and conditions in the loan request form carefully and consult with a tax advisor before taking a loan. Also, see Appendix IV later in this prospectus for any state rules that may affect loans from a TSA, governmental employer EDC or Corporate Trusteed contract.


We permit only one loan to be outstanding at any time.

A loan will not be treated as a taxable distribution unless:

o   it exceeds limits of federal income tax rules; or

o   interest and principal are not paid when due; or

o   in some instances, service with the employer terminates.


Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

The tax consequences of failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer to a "loan reserve account" an amount equal to the sum of (a) and (b), where (a) is the loan amount (which will earn interest at the "loan reserve account rate" while your loan is outstanding), and (b) is 10% of the loan amount (which will earn interest at the guaranteed interest rate while your loan is outstanding). You may not make any partial withdrawals or transfers among investment options or other transaction from the loan reserve account until after repayment of the




                                                        Accessing your money  43
principal amount then due. You may specify on the loan request form from which investment option(s) the loan reserve account will be funded.


The "loan reserve account rate" will equal the loan interest rate minus a maximum rate of 2%. This excess of the interest rate that we charge is also referred to as the "net loan interest charge." See the "Fee table" for more information.

Loans are discussed further in "Tax information" later in this prospectus.



TERMINATION

We may terminate your contract and pay you the account value if:

(1) your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

(2) you request a partial withdrawal that reduces your account value to an amount less than $500; or

(3) you have not made any contributions within 120 days from your contract date.

We will deduct the amount of any outstanding loan balance (including any unpaid interest) and any withdrawal charge that applies to the loan balance from the account value when we terminate your contract.


TEXAS ORP PARTICIPANTS

For participants in a Texas Optional Retirement Program, Texas law permits withdrawals only after one of the following distributable events occur:

o   turning age 70-1/2; or

o   death; or

o   retirement; or

o termination of employment in all Texas public institutions of higher education.

To make a withdrawal, a properly completed written acknowledgment must be received from the employer. If a distributable event occurs prior to your being vested, any amounts provided by an employer's first-year matching contribution will be refunded to the employer. We may change these provisions without your consent, but only to the extent necessary to maintain compliance with any law that applies.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon contract termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,


(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or


(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST(SM) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the different forms of annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue.


ANNUITY PAYOUT OPTIONS

--------------------------------------------------------------------
Fixed annuity payout options
                                   o Life annuity*

                                   o Life annuity with period
                                     certain*

                                   o Life annuity with refund
                                     certain*

                                   o Period certain annuity
--------------------------------------------------------------------
Variable Immediate Annuity payout
   options (as described in a      o Life annuity (not available in
   separate prospectus for this      New York)
   option)
                                   o Life annuity with period
                                     certain*
--------------------------------------------------------------------

*   not available for governmental employer EDC Plans in New York

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It


44  Accessing your money
    does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity. This is the only form of annuity for annuitants in governmental employer EDC plans in New York. Life annuity payout options are not available for governmental employer EDC plans in New York.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. Generally, unless the annuitant elects otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married annuitants under qualified plans and certain TSAs. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

We may offer other payout options not outlined here. Your financial professional can provide details.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the EQUI-VEST(SM) contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 85th birthday. This may be different in some markets.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made, other than transfers among the variable investment options if a variable annuity is selected.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts such (as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payment, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix IV later in this prospectus for state variations.


EQUI-VEST(SM) AT RETIREMENT(SM)


(Applicable only for TSA, SEP, SARSEP and SIMPLE IRA contracts)

If you have a TSA, SEP, SARSEP and SIMPLE IRA contract, you may be eligible to convert your EQUI-VEST(SM) contract to a new EQUI-VEST(SM) At Retirement(SM) contract. EQUI-VEST(SM) At Retirement(SM) is a deferred variable annuity contract that offers living benefits (Guaranteed withdrawal benefit for life or Guaranteed minimum income benefit) and enhanced death benefits. The EQUI-VEST(SM) At Retirement(SM) contract has no withdrawal charges.

At the time of conversion, you must meet the following conditions in order to qualify for this conversion offer. You must be between the ages of 55 and 85, your contract must have an account value of at least $50,000, you must purchase at least one of the living or enhanced death benefits, there can be no withdrawal charges applicable under your existing EQUI-VEST(SM) contract, and no rollover or direct transfer contributions can have been made to the existing contract in the two contract years prior to the date you apply for the new contract. For TSA contracts. you must also be separated from service with the employer which provided the funds for your TSA contract in



                                                        Accessing your money  45
order to qualify. Please note that any outstanding loan including any interest accrued but unpaid under the existing EQUI-VEST(SM) contract must be paid in full or it will be deducted from your account value prior to the conversion.


The written application for the new EQUI-VEST(SM) At Retirement(SM) contract must be received by our Processing Office no later than the close of business on December 31, 2016 or such later date as we state in writing to you. The EQUI-VEST(SM) At Retirement(SM) contract and its benefits, including the charges for such benefits are described in a separate prospectus.

Applicable only for TSA Contracts

We originally offered conversions from EQUI-VEST(SM) to an EQUI-VEST(SM) At Retirement(SM) only on a direct transfer basis; that is, funds from an existing TSA contract could be directly transferred to purchase a new EQUI-VEST(SM) At Retirement(SM) TSA contract. As a result of the 2007 Regulations discussed in "Tax information" in this prospectus, we intend to amend our procedures to permit TSA funds to be directly rolled over to an EQUI-VEST(SM) At Retirement(SM) IRA contract instead when the EQUI-VEST(SM) At Retirement(SM) TSA contract will not be part of an employer plan.



46  Accessing your money

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o   A mortality and expense risk charge

o   A charge for other expenses

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On the last day of the contract year an annual administrative charge, if applicable

o   Charge for third-party transfer or exchange (for series 300 and 400 only)

o At the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply

More information about these charges appears below. The charges differ depending on which contract series you purchase.

We will not increase these charges for the life of your contract, except as noted below. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


CHARGES UNDER THE CONTRACTS


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is currently equivalent to an annual rate of the net assets in each variable investment options as follows:

---------------------------------------------------------------------------
               EQ/Alliance
              Common Stock,
                EQ/Money
             Market Options        All Other Variable Investment Options
---------------------------------------------------------------------------
            series     series     series     series     series     series
             100        200        100        200        300        400
---------------------------------------------------------------------------
 current    0.56%      1.15%      0.50%      1.09%      1.10%      1.10%
---------------------------------------------------------------------------
 maximum    0.65%      1.24%      0.50%      1.09%      1.10%      1.75%
---------------------------------------------------------------------------

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract.


The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.


To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to a maximum annual percentage of the net assets in each variable investment option as follows:

Series 100 -- 0.84%

      o 0.60% reimburses us for research and development costs plus administrative expenses not covered by the annual administrative charge.

      o 0.24% reimburses us for the cost of financial accounting services we provide under the contracts.

Series 200, 300 and 400 -- 0.25%


      o 0.25% reimburses us for expenses and financial accounting services we provide under the contracts; however, for series 300 and 400, we currently charge 0.24% for all the variable investment options except AXA Moderate Allocation, Multimanager Aggressive Equity, EQ/AllianceBernstein Common Stock and EQ/Money Market. We may, upon advance notice to you, increase the charge to 0.25% of the net assets for these variable investment options.

MAXIMUM TOTAL CHARGES: Under series 100 and 200 contracts for the AXA Moderate Allocation, Multimanager Aggressive Equity, EQ/AllianceBernstein Common Stock and EQ/Money Market options, the combined amount of the Separate Account A charges to these variable investment options and Trust charges for investment advisory fees and direct operating expenses may not exceed a total annual rate of 1.75% of the value of the assets held in each of those variable investment options.



                                                        Charges and expenses  47

Total Separate Account A annual expenses (not including the Trusts fees and other expenses) are guaranteed not to exceed a total annual rate of: (i) 2.00% for series 400 contracts; (ii) 1.35% for series 300 contracts; and (iii) 1.49% for series 100 and 200 contracts for the EQ/AllianceBernstein Common Stock, and EQ/Money Market options; and (iv) for series 100 and 200 contracts an annual rate of 1.34% for all the other options except for those in (iii).


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option or the annuitant dies during the contract year.

Under series 300 and 400 contracts, during the first two contract years the charge is equal to $30 or, if less, 2% of your current account value plus any amount previously withdrawn during the contract year. The charge is $30 for contract years three and later. We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We also may waive the administrative charge for contracts having an account value of a specified amount on the last business day of each contract year -- currently $20,000 for SEP, SARSEP, and SIMPLE IRA contracts. We reserve the right to deduct this charge on a quarterly, rather than annual basis.

Under series 100 and 200 contracts, the charge is equal to $30 or if less, 2% of the current account value plus any amount previously withdrawn during that contract year.

For SEP, SARSEP, Unincorporated Trusteed and Annuitant-Owned HR-10 contracts, if at the end of any contract year your account value is at least $10,000, we will waive the annual administrative charge.

For TSA, University TSA, EDC and Corporate Trusteed contracts the annual administrative charge is waived if the account value is at least $25,000 at the end of the contract year.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST(SM) contract/certificate having an account value that, when combined with the account value of other EQUI-VEST(SM) contracts/certificates owned by the same person, exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to EQUI-VEST(SM) contracts/certificates owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.


CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE

Under series 300 and 400 contracts, we impose a charge for making a direct transfer of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and a charge of $25 for each direct transfer or exchange. We reserve the right to increase this charge to a maximum of $65.


WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; or (2) you surrender your contract; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies and the availability of one or more exceptions.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge.

We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and from the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options. If we deduct all or a portion of the withdrawal charge from the fixed maturity options, a market value adjustment will apply. See "About our fixed maturity options" in "More information" later in this prospectus.

We may also reduce the withdrawal charge in order to comply with any state law requirement. See "Contracts issued in New York -- fixed maturity options" below.


WITHDRAWAL CHARGE FOR SERIES 300 AND 400 CONTRACTS

The amount of the withdrawal charge we deduct is equal to 6% of any contribution withdrawn attributable to contributions made during the current and five prior contract years measured from the date of the withdrawal.

In the case of terminations, we will pay you the greater of the following up to a maximum of the account value:

o   the account value after any withdrawal charge has been imposed, or

o the 10% free withdrawal amount plus the contributions made before the current and five prior participation years that have not been previously withdrawn plus 94% of (a) the remaining account value, minus (b) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge.


48  Charges and expenses

The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply if:

o   the annuitant dies and a death benefit is payable to the beneficiary.

o we receive a properly completed election form providing for the account value to be used to buy a life contingent annuity payout option or a non-life annuity with a period certain for a term of at least ten years.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) the annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) we receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii) the annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:
      - its main function is to provide skilled, intermediate, or custodial nursing care;
      -  it provides continuous room and board to three or more persons;
      -  it is supervised by a registered nurse or licensed practical nurse;
      -  it keeps daily medical records of each patient;
      -  it controls and records all medications dispensed; and
      -  its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, with respect to a contribution if the condition as described in (i), (ii) or (iii) above existed at the time the contribution was remitted or if the condition began within the 12 month period following remittance.

Some states may not permit us to waive the withdrawal charge in the above circumstances or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

For SEP, SARSEP and SIMPLE IRA contracts the withdrawal charge also does not apply:

o   after six contract years if the annuitant is at least age 59-1/2; or

o if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.

WITHDRAWAL CHARGE FOR SERIES 100 AND 200 CONTRACTS

10% FREE WITHDRAWAL AMOUNT. No withdrawal charge will be applied during any contract year in which the amount withdrawn is less than or equal to 10% of the account value at the time the withdrawal is requested, minus any amount previously withdrawn during that contract year. This 10% portion is called the free withdrawal amount. For Trusteed, EDC (subject to state availability) and TSA contracts, this free withdrawal amount is available starting in the first contract year. For EDC (in certain states), SEP and SARSEP contracts, the free withdrawal amount is available only after three contract years have been completed or the annuitant has reached age 59-1/2. (Currently, we are waiving this restriction.)

FOR TRUSTEED CONTRACTS. The amount of the withdrawal charge we deduct is equal to 6% of any contribution withdrawn attributable to contributions made during the current and five prior contract years measured from the date of the withdrawal.

In the case of terminations, we will pay you the greater of the following up to a maximum of the account value:

o the account value after any withdrawal charge has been imposed and after deducting the amount of any loan balance and accrued interest, or

o the 10% free withdrawal amount plus the contributions made before the current and five prior participation years that have not been previously withdrawn plus 94% of (a) the remaining account value, minus (b) any administrative fees. For series 200 contracts issued for annuitants age 60 or older on the contract date this percentage will be 95% in the fifth contract year.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. See "Tax information" later in this prospectus.

The withdrawal charge does not apply in the circumstances described below.

For Trusteed contracts the withdrawal charge does not apply if:

o   The annuitant dies and a death benefit is made available to the beneficiary.

o We receive a properly completed election form providing for the account value to be used to buy a life annuity payout option.

o The contract owner has completed at least five contract years and the annuitant has reached age 59-1/2.

o We receive a request for the refund of an excess contribution within one month of the date the contribution is made.

o In addition, for Corporate Trusteed contracts, the withdrawal charge does not apply if the annuitant has reached age 59-1/2 and has retired or employment has been terminated, no matter how many contract years have been completed.


FOR SEP, SARSEP, TSA, EDC AND ANNUITANT-OWNED HR-10 CONTRACTS. The withdrawal charge equals a percentage of the amount withdrawn and may apply to any TSA and governmental employer EDC defaulted loans. The withdrawal charge equals a percentage of the amount of any such defaulted loans. Whether a withdrawal charge


                                                        Charges and expenses  49
applies, and the percentage that applies, is determined using the same conditions that apply to withdrawals from your contract. The percentage that applies depends on the contract year in which the withdrawal is made, according to the following table:

---------------------------------
 Contract Year(s)      Charge
---------------------------------
    1 through 5         6%*
---------------------------------
    6 through 8          5
---------------------------------
         9               4
---------------------------------
        10               3
---------------------------------
        11               2
---------------------------------
        12               1
---------------------------------
   13 and later          0
---------------------------------

* This percentage may be reduced at older ages for certain contract series. Your financial professional can provide further details about the contract series you own.

The total of all withdrawal charges assessed will not exceed 8% of all contributions made during the current contract year and the nine contract years before the withdrawal is made.

The withdrawal charge does not apply in the circumstances described below.

No withdrawal charge applies under SEP, SARSEP, TSA, EDC or Annuitant-Owned HR-10 contracts if:

o   after five contract years the annuitant is at least age 59-1/2; or

o you request a refund of an excess contribution within one month of the date on which the contribution is made; or

o the annuitant dies and the death benefit is made available to the beneficiary; or

o after five contract years the annuitant is at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the annuitant's age 59-1/2 and allows no prepayment; or

o after three contract years the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years, and allows no prepayment; or

o the amount withdrawn is applied to the election of a life contingent annuity payout option. (This form of payment is not available for annuitants in governmental employer EDC Plans in New York); or

o the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of the annuitant's life expectancy, that allows no prepayment. (This is the only form of payment available for annuitants in governmental employer EDC plans in New York.)

No withdrawal charge applies under a TSA or EDC (subject to state availability) contract if:

o the annuitant has completed at least five contract years, has reached age 55 and has separated from service.

No withdrawal charge applies under a SEP contract funding SARSEP arrangements if:

o the amount withdrawn is a distribution of deferrals disallowed (plus or minus any gain or loss) by reason of the employer's failure to meet the Internal Revenue Code's requirement that 50% of eligible employees elect SARSEP within the plan year and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which you were notified of such disallowance; or

o the amount withdrawn is an "excess contribution" (as such term is defined in Section 408(k)(6)(C)(iii) of the Internal Revenue Code), plus or minus any gain or loss and the request for withdrawal is made by April 15th of the calendar year following the calendar year in which the excess contributions were made; or

o the amount withdrawn is an "excess deferral" (as such term is defined in Section 402(g)(2) of the Internal Revenue Code), plus or minus any gain or loss and the request for withdrawal is made by April 15th of the calendar year following the calendar year in which such excess deferrals were made.

The tax consequences of withdrawals are discussed under "Tax information."

NY EDC PLANS. As a result of regulations which apply to EDC plans of governmental employers in New York ("NY EDC plans"), EQUI-VEST(SM) contracts funding NY EDC plans contain special provisions that apply to all NY EDC plans whose EQUI-VEST(SM) funding arrangements became effective or were renewed on or after July 1, 1989.

These provisions permit the automatic termination of all contracts issued in connection with a NY EDC plan five years after the effective date (or any renewal date) of its EQUI-VEST(SM) funding arrangement without the deduction of any contingent withdrawal charges. If agreed to by the employer or plan trustee and us, the period may be shorter than five years. A decision to permit the automatic termination of all contracts would result in the transfer of each contract's account value to a successor funding vehicle designated by the employer.

The employer sponsoring a NY EDC plan or plan trustee can renew the EQUI-VEST(SM) funding arrangement in a written notice to us which includes a certification of compliance with procedures under the applicable regulations. We are not responsible for the validity of any certification by the employer. A written notice to transfer must be received by our processing office and accepted by us not later than seven days before the date on which a transfer is to occur. If an employer fails to notify us in writing as to a transfer of the NY EDC arrangement or as to its intention not to renew, we will continue the arrangement and associated contracts will not be automatically terminated.

No further investment experience, whether positive or negative, will be credited under a NY EDC plan contract once the contract terminates. As with other tax-favored retirement programs in which the funding is affected by actions of a sponsoring employer, we are not required to provide annuitants with information relating to an employer's decision to exercise any termination right.


FOR ALL SERIES CONTRACTS ISSUED IN NEW YORK -- FIXED MATURITY OPTIONS*

For contracts issued in New York, the withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 6% and will be determined by applying the New York Declining Scale ("declining scale"). If you withdraw amounts that have


50  Charges and expenses
been transferred from one fixed maturity option to another, we use the New York Alternative Scale ("alternative scale") if it produces a higher charge than the declining scale.

* currently not available for TSA, EDC, Keogh and Corporate Trusteed contracts in New York

------------------------------------------------------------
                                       Alternative
    Declining scale                       scale
------------------------------------------------------------
  Year of investment                 Year of transfer
       in fixed                        within fixed
   maturity option*                  maturity option*
------------------------------------------------------------
   Within year 1      6%        Within year 1           5%
------------------------------------------------------------
         2            6%              2                 4%
------------------------------------------------------------
         3            5%              3                 3%
------------------------------------------------------------
         4            4%              4                 2%
------------------------------------------------------------
         5            3%              5                 1%
------------------------------------------------------------
         6            2%        After year 5            0%
------------------------------------------------------------
   After year 6       0%        Not to exceed 1% times the
                                number of years remaining in
                                the fixed maturity option,
                                rounded to the higher number
                                of years. In other words, if
                                4.3 years remain, it would
                                be a 5% charge.
------------------------------------------------------------

* Measured from the contract date anniversary prior to the date of the contribution or transfer.

In the following example we compare the withdrawal charge that would apply to a withdrawal from a series 400 contract that has an account value of $10,000; $8,000 from a contribution made three years ago and $2,000 from positive investment performance.

o If you were to withdraw the total amount of the contribution within the first six years after it was made the series 400 withdrawal charge that generally applies would be $480 (6% of $8,000). However, if when you made your contribution you allocated it to a fixed maturity option, the withdrawal charge would be lower. According to the declining scale method described above, the withdrawal charge would be limited to 5% of the $8,000, or $400 in the third year.

o The withdrawal charge may be different if when you made your contribution three years ago, you allocated it to a fixed maturity option and then in the third year, you transfer the amounts that apply to such contribution to a new fixed maturity option. In this example we assume that there is one year remaining in the new fixed maturity option. Because you made a transfer among the fixed maturity options, the alternative scale may now apply. Based on this alternative scale, a contribution that is transferred will be subject to a 5% withdrawal charge if you withdraw that contribution in the same year that you make the transfer. However, the withdrawal charge may not exceed 1% for each year remaining in the new fixed maturity option. Since, in this example, the time remaining in the new fixed maturity option is one year, the withdrawal charge under the alternative scale would be limited to 1%. Because New York regulations permit us to use the greater of the declining scale or the alternative scale, the withdrawal charge would be 5%, or $400, based on the declining scale.

o The withdrawal charge may not exceed the charge that would normally apply under the contract. Use of a New York scale can only result in a lower charge. If your contribution has been in the contract for more than six years and therefore would not have a withdrawal charge associated with it, no withdrawal charge would apply.

o If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

o As of any date on which 50% or more of your account value is held in fixed maturity options, the free withdrawal amount is zero.

For contracts issued in New York, you should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option scheduled to mature next. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.

The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower free withdrawal amount than those that would normally apply, should be taken into account when deciding whether to allocate amounts to or transfer amounts to or from, the fixed maturity options.


FOR ALL CONTRACT SERIES


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o   Management fees ranging from 0.10% to 1.40%.

o   12b-1 fees of 0.25% for Class IB/B shares.


o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o   Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and



                                                        Charges and expenses  51
investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


VARIATIONS IN CHARGES

For certain groups offered the EQUI-VEST(SM) contract, we may reduce the withdrawal charges and/or separate account charges. We may also reduce or waive the annual administrative charge. We may make other changes to the contract, including a change in the minimum death benefit or the minimum initial contribution requirements; permitting additional circumstances under which the withdrawal charge is waived; and/or establishing different rates to maturity for the fixed maturity options.

Our costs for sales, administration and mortality may vary based on a number of factors, including the size and type of group or sponsoring organization; the level of services provided by us or your financial professional; if AXA Equitable will be the sole contract provider; and the compensation we expect to pay the financial professional in connection with the sale of the contract(s). We take all these factors into account when reducing charges.

In order for a group to be considered for reduced charges, it generally must meet certain requirements relative to existing and projected plan assets. We determine the applicable charge reductions and benefit adjustments according to our procedures in effect at the time we approve a group. We may change our pricing procedures from time to time or the required level of assets a group must have to be eligible for reduced charges.

From time to time, an employer group has an existing arrangement with us, under which plan participants have individual contracts, and subsequently the employer purchases a group contract from us for new contributions and new participants only. Under these circumstances, we may make charge reductions or benefit adjustments under the existing individual contracts in order to reflect the same features, benefits and reduced costs as the group contract. We may also make charge reductions or benefit adjustments under existing individual contracts when an employer qualifies for a group contract but is unable to hold a group contract. Our pricing procedures for new groups may vary from the procedures we use for existing groups.

For both new and established groups or sponsored arrangements that have formally requested a contract proposal from us, our prices may be negotiable. Price variations may impact the financial professional's compensation. An employer or plan administrator should ask about possible fee reductions or contract adjustments based on its situation. It would be in your best interest for your employer to formally request a contract proposal from us.

Any variation in charges, pricing or benefits will reflect differences in our costs of selling the contracts and/or the contract services we or your financial professional provide and will not be unfairly discriminatory.

Groups may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


52  Charges and expenses

6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Generally, the owner must be the beneficiary under tax exempt employer EDC plan contracts and the trustee must be the beneficiary under most Trusteed contracts.


DEATH BENEFIT

Your contract provides a death benefit. The death benefit is equal to the greater of (i) your account value (without adjustment for any otherwise applicable negative market value adjustment) and less any outstanding loan balance plus accrued interest as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect payment or (ii) the "minimum death benefit." The minimum death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges and any taxes that apply, less any outstanding loan balance plus accrued interest.


HOW WITHDRAWALS AFFECT THE MINIMUM DEATH BENEFIT

Depending upon the contract series, the contract date, and the state where your contract is issued, each withdrawal you make will reduce the amount of your current minimum death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current minimum death benefit by that same percentage. For example, if your account value is $30,000, and you withdraw $12,000 you have withdrawn 40% of your account value. If your minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new minimum death benefit after the withdrawal would be $24,000 ($40,000-$16,000). Check with your financial professional.


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, if you are the owner and annuitant and your spouse is the sole primary beneficiary the contract can be continued as follows:

SUCCESSOR OWNER AND ANNUITANT FOR SEP, SARSEP AND SIMPLE IRAS (MAY NOT BE AVAILABLE IN ALL STATES). If you are the owner and annuitant and your spouse is the sole primary beneficiary, your spouse may elect upon your death, to continue the contract as the owner/ annuitant and no death benefit is payable until the surviving spouse's death. If your surviving spouse decides to continue the contract, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the successor owner/ annuitant feature, we will increase the account value to equal your minimum death benefit, if such death benefit is greater than such account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, for series 300 and 400 withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be withdrawn only after all other amounts have been withdrawn. For series 100 and 200 contracts, withdrawal charges will no longer apply and additional contributions may no longer be made.


The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules.



HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

Single sum payments generally are paid through the AXA Equitable Access Account, an interest bearing account with check writing privileges. The AXA Equitable Access Account is part of AXA Equitable's general account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.


BENEFICIARY CONTINUATION OPTION (FOR TSAS, SEPS, SARSEP AND SIMPLE IRAS ONLY)

Upon your death under a TSA, SEP, SARSEP or SIMPLE IRA contract, your beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the


                                                    Payment of death benefit  53
account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. If you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:


o   The contract continues with your name on it the benefit of your beneficiary.


o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options, but no additional contributions will be permitted.

o   Loans will no longer be available for TSA contracts.

o Any death benefit provision (including the minimum death benefit provision) will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum.

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

The beneficiary continuation option may not be available in your state. Check with your financial professional or our processing office regarding availability in your state.


54  Payment of death benefit

7.  Tax information

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TAX INFORMATION AND ERISA MATTERS


OVERVIEW

This section of the prospectus discusses the current federal income tax rules that generally apply to annuity contracts which may be used to fund certain employer-sponsored retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person's plan or contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for
Section 403(b) plans: a 403(b) TSA annuity contract such as an EQUI-VEST(SM) TSA or a 403(b)(7) custodial account. Similarly, an employer-sponsored individual retirement arrangement such as a SEP-IRA, SARSEP IRA or SIMPLE IRA can be purchased in annuity or custodial account form. An EDC plan may be funded by specified annuity contracts, custodial accounts or trustee arrangements. Annuity contracts can also be purchased in connection with employer plans qualified under Section 401 of the Code ("qualified plans"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as EQUI-VEST(SM)'s guaranteed minimum death benefit, selection of variable investment options, provision of a guaranteed interest option and fixed maturity options and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts and annuity contracts funding 401(a) qualified plans, 403(b) plans and 457(b) plans. For this purpose, additional annuity contract benefits may include enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract.



SPECIAL RULES FOR TAX-FAVORED RETIREMENT PROGRAMS

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.

Federal income tax rules prescribe how a retirement plan qualifies for tax-favored status and set requirements for plan features, including:

o participation and coverage;

o nondiscrimination;

o vesting and funding;

o limits on contributions, distributions, and benefits;

o withholding;

o reporting and disclosure; and

o penalties.

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State income tax rules covering contributions to and distributions from employer-sponsored retirement programs may differ from federal income tax rules. It is the responsibility of the employer, plan trustee and plan administrator to satisfy federal income tax, state income tax and other state rules and ERISA rules.
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ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS OR A TRADITIONAL IRA OR ROTH IRA


You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 401(k) plan, 403(b) plan, governmental employer 457(b) EDC plan, SIMPLE IRA, or SARSEP IRA, as well as contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax or your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and



                                                             Tax information  55
your adjusted gross income cannot exceed $50,000 ($53,000, after cost of living adjustment for 2008.) The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution, including extensions.



QUALIFIED PLANS


GENERAL; CONTRIBUTIONS

Any type of employer -- corporation, partnership, self-employed individual, governmental entity, non-profit organization -- is eligible to establish a qualified retirement plan under Section 401(a) of the Internal Revenue Code for participating employees. Because there are numerous technical federal income tax and Department of Labor "DOL" or "ERISA" rules covering establishment and operation of a qualified plan, we do not cover them in this prospectus. We also do not cover specific state law or other rules which may govern plans. Employers should consult their tax advisers for information. It is the employer's responsibility to figure out whether it is eligible to establish a plan, what kinds of plan it may establish, and whether an annuity contract may be used as a funding vehicle.

There are limits on employer and employee contributions to qualified plans. Violation of contribution limits can result in plan disqualification and penalties. The annual limits on contributions do not apply to rollover contributions or trustee-to-trustee transfer contributions which may be permitted under the plan.


The annual limit on contributions on behalf of an employee to all of the defined contribution plans of an employer for 2008 is the lesser of $46,000 (after adjustment for cost of living changes) or 100% of compensation or earned income. This amount may be further adjusted for cost of living changes in future years. When figuring out the contribution limit you have to:


o include reallocated forfeitures and voluntary nondeductible employee contributions;


o include compensation from the employer in the form of elective deferrals and excludible contributions under Section 457(b) EDC plans and "cafeteria" plans. These are plans giving employees a choice between cash and deferred benefits or specified excludible health and welfare benefits; and

o disregard compensation or earned income of more than a specified amount. This amount is $230,000 for 2008. This amount may be further adjusted for cost of living changes in future years.

"Salary reduction" or "elective deferral" contributions made under a 401(k) plan or other cash or deferred arrangement are limited to $15,500 for 2008 and may be further adjusted for cost of living changes in future years. This limit applies to the total of all elective deferrals under all tax-favored plans in which the individual participates, from all employers, for example, also including salary reduction contributions under 403(b) plans. If the plan permits, an individual who is at least age 50 at any time during 2008 can make up to $5,000 additional salary reduction contributions for 2008.


Except for governmental employer plans that do not elect to be subject to ERISA, qualified plans must not discriminate in favor of highly compensated employees. Special "top heavy" rules apply to plans where more than 60% of the contributions or benefits are allocated to defined highly compensated employees known as "key employees." Plan administrators must test compliance with both nondiscrimination and top heavy rules. 401(k) plans can adopt a "SIMPLE 401(k)" feature which enables the plan to meet nondiscrimination requirements without testing. The SIMPLE 401(k) feature requires the 401(k) plan to meet specified contribution, vesting, and exclusive plan requirements, similar to those discussed in this section of the prospectus under "SIMPLE IRAs."



TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)


GENERAL

This section of the Prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".

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The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which become fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b)
contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.
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FINAL REGULATIONS UNDER SECTION 403(B)

The IRS and the Treasury Department published final Treasury Regulations under
Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules become fully effective on January 1, 2009, but various transition rules apply beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.



56  Tax information

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for Section 403(b) plans. As of January 1, 2009, employers sponsoring 403(b) plans must have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms. As part of this process, the sponsoring employer must also designate the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations.

If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(SM) TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.



GENERAL; SPECIAL EMPLOYER RULES


An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.


Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.


CONTRIBUTIONS TO TSAS

There are three ways you can make contributions to this EQUI-VEST(SM) TSA contract:

o   annual contributions made through the employer's payroll; or


o with employer or plan approval, a rollover from another eligible retirement plan; or

o with employer or plan approval, a plan-to-plan direct transfer of assets or a contract exchange under the same 403(b) plan.

ANNUAL CONTRIBUTIONS MADE THROUGH THE EMPLOYER'S PAYROLL. Annual contributions to 403(b) TSA contracts made through the employer's payroll are limited. (Tax-free plan-to-plan direct transfer contributions from another 403(b) plan, contract exhanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction contributions" or "elective deferral contributions" and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through non-elective pre-tax employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as "designated Roth contributions" under Section 402A of the Code which are made on an after-tax basis.

The permissible annual contributions to the participant's TSA is calculated the same way as contributions to a 401(k) plan:

o The annual limit on employer and employee contributions to defined contribution plans for 2008 is the lesser of $46,000 (after adjustment for cost of living changes) or 100% of compensation,

o The annual limit on all salary reduction or elective deferral contributions under all employer plans you participate in is generally limited to $15,500 for 2008 (after adjustment for cost of living changes).


These limits may be further adjusted for cost of living changes in future years.


Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years. In addition, if the plan permits, an individual who is at least age 50 at any time during 2008 can make up to $5,000 additional salary reduction contributions for 2008.

If contributions to a 403(b) TSA contract exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail 403(b) rules.

ROLLOVER CONTRIBUTIONS. After a TSA contract has been established with 403(b) plan source funds, federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

o termination of employment with the employer who provided the funds for the plan; or

o   reaching age 59-1/2 even if still employed; or

o   disability (special federal income tax definition).

If the source of the rollover contribution is pre-tax funds from a traditional IRA, no specific event is required.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax-qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this pen-



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alty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.


If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM CERTAIN ELIGIBLE RETIREMENT PLANS.

NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a qualified plan or TSA (but not a governmental employer 457(b) EDC plan) may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. Non-Roth after-tax contributions in a traditional IRA cannot be rolled over from the traditional IRA into a qualified plan or TSA.

DESIGNATED ROTH CONTRIBUTIONS. If the after-tax contributions are in a "designated Roth account" under a 403(b) plan or a 401(k) plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth account" under another 403(b) plan or a 401(k) plan. They cannot be rolled over to a non-Roth after-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 403(b) plan or a 401(k) plan.

We are not currently accepting rollovers of designated Roth account funds from another 403(b) plan into an EQUI-VEST(SM) TSA contract.

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as described above.

TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.


We currently do not accept direct transfers of designated Roth account funds from another 403(b) plan.


SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE
70-1/2. The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.


DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS

GENERAL


Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions



58  Tax information
under a 403(b) annuity contract. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan. Similar rules apply to loan and withdrawal requests for qualified plans.

WITHDRAWAL RESTRICTIONS. You generally are not able to withdraw or take payment from your TSA contract or 401(k) qualified plan unless you reach age 59-1/2, die, become disabled (special federal income tax definition), sever employment with the employer which provided the funds for the TSA contract or qualified plan, or suffer financial hardship (special federal income tax definition.) Hardship withdrawals are limited to the amount of your salary reduction contributions without earnings and must be approved by the employer or the plan.

These restrictions do not apply to your account balance attributable to salary reduction contributions to the TSA contract and earnings on December 31, 1988 or to your account balance attributable to employer contributions. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you had qualifying amounts directly transferred to your EQUI-VEST(SM) TSA contract from another TSA in a Revenue Ruling 90-24 transfer. If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions.

Withdrawals from TSA contracts with designated Roth contribution funds are subject to these restrictions on distributions from TSA contracts.


If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

TAX TREATMENT OF DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS.
Amounts held under qualified plans and TSAs are generally not subject to federal income tax until benefits are distributed.


Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions unless an exception applies. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer qualified plans, 403(b) plans and 457(b) plans.) Amounts distributed from qualified plans and TSAs are includable in gross income as ordinary income, not capital gain. (Under limited circumstances specified in federal income tax rules, qualified plan participants, not TSA participants, are eligible for capital gains or income averaging treatment on distributions.) Distributions from qualified plans and TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, qualified plan and TSA distributions may be subject to additional tax penalties.


If you have made after-tax contributions, both non-Roth and designated Roth, you will have a tax basis in your qualified plan or TSA contract, which will be recovered tax-free. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA or qualified plan contract, we assume that all amounts distributed from your TSA or qualified plan contract are pre-tax, and we withhold tax and report accordingly.

DESIGNATED ROTH CONTRIBUTION ACCOUNT. Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59-1/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated Roth contribution account could be made is 2011. Therefore, earnings attributable to a distribution from a designated Roth account may be includible in income.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a qualified plan or TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. This treatment is the same for non-qualified distributions from a designated Roth account under a 401(k) or 403(b) plan.

ANNUITY PAYMENTS. If you elect an annuity payout option, the nontaxable portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a qualified plan or TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a qualified plan or TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to roll over a death benefit to a Roth IRA in a taxable conversion rollover, beginning in 2008. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

LOANS FROM QUALIFIED PLANS AND TSAS. The following discussion also applies to loans under governmental employer 457(b) EDC plans. See "Public and tax-exempt organization employee deferred compensation plans (EDC Plans)" later in this prospectus.

If the plan permits, loans are available from a qualified plan or 403(b) contract. Loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. Please see Appendix IV later in this prospectus for any state rules that may affect loans from a qualified plan or TSA plan.



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EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:


Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.

We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.


o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer 457(b) EDC plans and 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(SM) contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS. If withdrawal restrictions discussed earlier do not apply, you may roll over any "eligible rollover distribution" from a qualified plan or TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent rolled over, it remains tax-deferred.


You may roll over a distribution of pre-tax funds from a qualified plan to any of the following: another qualified plan, a governmental employer 457(b) plan, a traditional IRA or a 403(b) plan. You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Effective beginning in 2008, distributions from a qualified plan or 403(b) plan can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. Rollovers are subject to the Roth IRA conversion rules, which restrict conversions of traditional IRAs to Roth IRAs to taxpayers with adjusted gross income of no more than $100,000, whether single or married filing jointly.

The recipient plan must agree to take the distribution. If you are rolling over from a qualified plan or 403(b) plan to a governmental employer 457(b) EDC plan, the recipient governmental employer 457(b) EDC plan must agree to separately account for the rolled-over funds.


The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals and (3) any required minimum distributions under federal income tax rules.


NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a qualified plan or TSA only may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any non-Roth after-tax contributions you have made to a qualified plan or TSA to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. Non-Roth after-tax contributions from a qualified plan or TSA which are rolled into a traditional IRA cannot be rolled back into a qualified plan or TSA. After-tax contributions may not be rolled into a governmental employer EDC plan.

ROTH AFTER-TAX CONTRIBUTIONS. Amounts attributable to "designated Roth contributions" under a 403(b) plan may only be rolled over to another designated Roth contribution separate account under another 403(b) plan or a 401(k) plan or to a Roth IRA. They cannot be rolled over to a non-Roth after-tax contribution account under a 403(b) plan or a 401(k) plan. Similar rules apply to rolllovers of "designated Roth contributions" under a 401(k) plan.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. You should discuss with your tax adviser the rules which may apply to the rolled over funds. For example, distributions from a governmental employer 457(b) EDC plan are generally not sub-



60  Tax information
ject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) EDC plan (qualified plan, 403(b) or traditional IRA) into a governmental employer 457(b) EDC plan, and you later take a distribution from the recipient government employer 457(b) EDC plan, those amounts generally remain subject to the penalty.


You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan, as the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


Direct 403(b) plan-to-plan transfers or contract exchanges under the same 403(b) plan are not distributions.


If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a traditional IRA to be established on your behalf.


DISTRIBUTION REQUIREMENTS

Qualified plans and TSAs are subject to required minimum distribution rules. See "Required minimum distributions" later in this prospectus.


SPOUSAL CONSENT RULES

If ERISA rules apply to your qualified plan or TSA you will need to get spousal consent for loans, withdrawals or other distributions if you are married when you request a withdrawal type transaction under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer's plan and the contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a qualified plan or TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


SIMPLIFIED EMPLOYEE PENSIONS (SEPS)


An employer can establish a SEP plan for its employees and can make contributions to a contract for each eligible employee. A SEP-IRA contract is a form of traditional IRA contract, owned by the employee-annuitant and most of the rules which apply to traditional IRAs apply. See "Traditional Individual Retirement Annuities (traditional IRAs)" later in this prospectus. A major difference is the amount of permissible contributions. Rules similar to those discussed above under "Qualified plans -- General; contributions" apply. In 2008 an employer can annually contribute an amount for an employee up to the lesser of $46,000 or 25% of compensation. This amount may be further adjusted for cost of living change in future years. In figuring out compensation you exclude the employer's contribution to the SEP. Under our current practice, regular traditional IRA contributions by the employee may not be made under a SEP-IRA contract and are put into a separate traditional IRA contract.


Salary reduction SEP (SARSEP) plans may no longer be established for years beginning after December 31, 1996. However, employers who had established SARSEP plans prior to 1997 can continue to make contributions on behalf of participating employees. Please consult your tax adviser.


SIMPLE IRAS (SAVINGS INCENTIVE MATCH PLAN)

An eligible employer may establish a "SIMPLE IRA" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). The IRS has issued various forms which may be used by employers to set up a SIMPLE IRA plan. Currently, we are accepting only those SIMPLE IRA plans using IRS Form 5304-SIMPLE. Use of Form 5304-SIMPLE requires that the employer permit the employee to select a SIMPLE IRA provider.


The employer cannot maintain any other qualified plan, SEP plan or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible tax-exempt entity employers may maintain EDC plans.)

Any type of employer -- corporation, partnership, self-employed person, government or tax-exempt entity -- is eligible to establish a SIMPLE IRA plan if it meets the requirements about number of employees and compensation of those employees.

It is the responsibility of the employer to determine whether it is eligible to establish a SIMPLE IRA plan and whether such plan is appropriate.

The employer must have no more than 100 employees who earned at least $5,000 in compensation from the employer in the prior calendar year.


                                                             Tax information  61

An employer establishing a SIMPLE IRA plan should consult its tax adviser concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" may vary depending on whether it is used in the context of employer eligibility, employee participation and employee or employer contributions.

Participation must be open to all employees who received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and who are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)


The only kinds of contributions which may be made to a SIMPLE IRA are (i) contributions under a salary reduction agreement entered into between the employer and the participating employee and (ii) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not traditional IRAs or Roth IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $10,500 in 2008. This limit may be further adjusted for cost of living changes in future years.

If the plan permits, an individual at least age 50 at any time during 2008 can make up to $2,500 additional salary reduction contributions for 2008.


Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation. In certain circumstances, an employer may elect to make required employer contributions on an alternate basis. Employer matching contributions to a SIMPLE IRA for self-employed individuals are treated the same as matching contributions for employees. (They are not subject to the elective deferral limits.)


TAX TREATMENT OF SIMPLE IRAS

Unless specifically otherwise mentioned, for example, regarding differences in permissible contributions and potential penalty tax on distributions, the rules which apply to traditional IRAs also apply to SIMPLE IRAs. See "Traditional Individual Retirement Annuities (traditional IRAs)" later in this prospectus.

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is treated as an active participant in an employer plan and thus may not be able to deduct (fully) regular contributions to his/her own traditional IRA.

As with traditional IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See the rules under "ERISA Matters" below.

Amounts withdrawn from a SIMPLE IRA can always be rolled over to another SIMPLE IRA. No rollovers from a SIMPLE IRA to a non-SIMPLE IRA are permitted for individuals under age 59-1/2 who have not participated in the employer's SIMPLE IRA plan for two full years. Also, for such individuals, any amounts withdrawn from a SIMPLE IRA are not only fully taxable but are also subject to a 25% (not 10%) additional federal income tax penalty. (The exceptions for death, disability, etc. apply.)


PUBLIC AND TAX-EXEMPT ORGANIZATION EMPLOYEE DEFERRED COMPENSATION PLANS (EDC PLANS)

SPECIAL EMPLOYER AND OWNERSHIP RULES. Employers eligible to maintain EDC plans under Section 457(b) of the Code are governmental entities such as states, municipalities and state agencies (governmental employer) or tax-exempt entities (tax-exempt employer). Participation in an EDC plan of a tax-exempt employer is limited to a select group of management or highly compensated employees because of ERISA rules that do not apply to governmental employer plans.

The rules that apply to tax-exempt employer EDC plans and governmental employer EDC plans may differ.

An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer's contributions to purchase the EDC contracts or any earnings until they actually receive funds from a governmental employer EDC plan. The participants of a tax-exempt employer EDC plan may have to include in income the employer contributions and any earnings when they are entitled to receive funds from the EDC plan. The EDC plan funds are subject to the claims of the employer's general creditors in an EDC plan maintained by a tax-exempt employer. In an EDC plan maintained by a governmental employer, the plan's assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.


CONTRIBUTION LIMITS. For both governmental and tax-exempt employer EDC plans, the maximum contribution for 2008 is the lesser of $15,500 or 100% of includible compensation. This limit may be further adjusted for cost of living changes in future years.

Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan. If the plan provides for catch-up contributions for any of the 3 years of service preceding the plan retirement age, the maximum contribution for an individual eligible to make such catch-up contributions is twice the otherwise applicable dollar limit, or $31,000 for 2008.

For governmental employer EDC plans only, if the plan permits, an individual at least age 50 at any time during 2008 may be able to make up to $5,000 additional salary reduction contributions. An individual must coordinate this "age 50" catch-up with the other "last 3 years of service" catch up.

GOVERNMENTAL EMPLOYER EDC PLANS -- ROLLOVER CONTRIBUTIONS. Eligible rollover distributions of pre-tax funds from 403(b) plans, 401(a) qualified plans, other governmental employer EDC plans and traditional IRAs may be rolled over into other such plans. The recipient plan



62  Tax information
must agree to take the distribution. If the source of the eligible rollover distribution is not a governmental employer EDC plan and the recipient plan is a governmental employer EDC plan, the recipient governmental employer EDC plan must agree to separately account for the rolled-over funds.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer EDC plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.


WITHDRAWAL LIMITS. In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70-1/2, severs from employment with the employer or is faced with an unforeseeable emergency. Small amounts (up to $5000) may be taken out by the plan participant or forced out by the plan under certain circumstances, even though the plan participant may still be working and amounts would not otherwise be made available. Such a mandatory forced-out distribution is an eligible rollover distribution. Treasury Regulations require a direct roll-over to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution. For funds rolled over from another eligible retirement plan, because the funds are separately accounted for, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


DISTRIBUTION REQUIREMENTS. EDC plans are subject to minimum distribution rules similar to those that apply to qualified plans. See "Required minimum distributions" later in this prospectus. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains age 70-1/2 or retires from service with the employer maintaining the EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator's responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received.


TAX TREATMENT OF DISTRIBUTIONS -- TAX-EXEMPT EMPLOYER EDC PLANS. Amounts are taxable under a tax-exempt employer EDC plan when they are made available to a participant or beneficiary even if not actually received. Distributions to a tax-exempt employer EDC plan participant are characterized as "wages" for income tax reporting and withholding purposes. No election out of withholding is possible. See "Federal and state income tax withholding and information reporting" later in this prospectus. Withholding on wages is the employer's responsibility. Distributions from an EDC plan are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred.


Distributions from a tax-exempt employer EDC plan may not be rolled over to any other eligible retirement plan.

TAX TREATMENT OF DISTRIBUTIONS -- GOVERNMENTAL EMPLOYER EDC PLANS. The taxation of distributions from a governmental employer EDC plan is generally the same as the tax treatment of distributions from qualified plans and TSAs discussed earlier in this prospectus. That is, amounts are generally not subject to tax until actually distributed and amounts may be subject to 20% federal income tax withholding. See "Federal and State income tax withholding and information reporting" later in this prospectus. However, distributions from a governmental employer EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions.


TAX-DEFERRED ROLLOVERS -- GOVERNMENTAL EMPLOYER EDC PLANS. A participant in a governmental employer EDC plan or in certain cases, a beneficiary, may be able to roll over an eligible rollover distribution from the plan to a traditional IRA, qualified plan or 403(b) plan, as well as to another governmental employer EDC plan. The recipient plan must agree to take the distribution.

If you roll over funds from a governmental employer EDC plan into a different type of eligible retirement plan (qualified plan, 403(b), or traditional IRA), any subsequent distributions may be subject to the 10% federal income tax penalty noted above. Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Effective beginning in 2008, distributions from governmental employer 457(b) plan can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. Rollovers are subject to the Roth IRA conversion rules, which restrict conversions of traditional IRAs to Roth IRAs to taxpayers with adjusted gross income of no more than $100,000, whether single or married filing jointly.


LOANS FROM GOVERNMENTAL EMPLOYER EDC PLANS. Same as for qualified plans and TSAs. (See "Loans from qualified plans and TSAs" under "Distributions from qualified plans and TSAs" earlier in this prospectus.)

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

This part of the prospectus contains the information that the IRS requires you to have before you purchase an IRA and covers some of the special tax rules that apply to IRAs.


                                                             Tax information  63

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o traditional IRAs, typically funded on a pre-tax basis, including SEP- IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o Roth IRAs, funded on an after-tax basis. Roth IRAs are not available under this prospectus and are not discussed here.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, including IRAs funded by or through your employer, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its traditional IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code.

We have received an opinion letter from the IRS approving the form of the EQUI-VEST(SM) SIMPLE IRA contract for use as a SIMPLE IRA. We have not applied for a formal opinion letter for certain EQUI-VEST(SM) SEP and SARSEP contracts which had been previously approved by the IRS as to form for use as a traditional IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the EQUI-VEST(SM) SEP, SARSEP and SIMPLE IRA contracts.

CANCELLATION

You can cancel an EQUI-VEST(SM) IRA contract by following the directions under "Your right to cancel within a certain number of days" earlier in this prospectus. If you cancel a contract, we may have to withhold tax and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

CONTRIBUTIONS

As SEP-IRA, SARSEP IRA and SIMPLE IRA contracts are employer-funded traditional IRAs, the employee does not make regular contributions to the contract other than through the employer. However, an employee can make rollover or transfer contributions to SEP- IRA, SARSEP IRA and in limited circumstances, to SIMPLE IRA contracts. We reserve the right to approve the circumstances under which we will take rollover contributions to EQUI-VEST(SM) SEP-IRA, SARSEP IRA and SIMPLE IRA contracts.


RECHARACTERIZATION

Employer-funded amounts that have been contributed as traditional IRA funds may, in some circumstances, subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have employer-funded amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.



ROLLOVER AND TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS


Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o   qualified plans;


o   governmental employer 457(b) plans;

o   403(b) plans; and


o   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances.


There are two ways to do rollovers:

o   Do it yourself:

    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover:

    You tell the trustee or custodian of the eligible retirement plan to send the eligible rollover distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.


64  Tax information

    All distributions from a 403(b) plan, qualified plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:


o   a "required minimum distribution" after age 70-1/2 or retirement; or

o one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o one of a series of substantially equal periodic payments made for a specified period of 10 years or more; or

o   a hardship withdrawal; or

o   a corrective distribution which fits specified technical tax rules; or

o   a loan that is treated as a distribution; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

o a qualified domestic relations order distribution to a beneficiary who is not your current or former spouse.


You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.



ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS


Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer EDC plan.



ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spousal beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.


EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are examples of excess contributions to IRAs:

o   regular contributions to a traditional IRA made after you reach age 70-1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution before the due date (including extensions) for filing your federal income tax return for the year. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS


NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS

You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.


TAXATION OF PAYMENTS

Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable. The conversion of amounts from a SEP-IRA, SARSEP IRA or SIMPLE IRA (after two plan participant years) to a Roth IRA is taxable. Generally, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

In addition, a distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or


                                                             Tax information  65

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan. (See "Rollovers from eligible retirement plans other than traditional IRAs" above.)


The following are eligible to receive rollovers of distributions from a traditional IRA; a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.


Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available to certain distributions from qualified plans under very limited circumstances.


REQUIRED MINIMUM DISTRIBUTIONS

Traditional IRAs are subject to required minimum distribution rules described in "Required minimum distributions" later in this prospectus.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o to pay certain first-time home buyer expenses (special federal income tax definition); or

o to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


ILLUSTRATION OF GUARANTEED INTEREST RATES

In the following two tables, we provide information that the IRS requires us to furnish to prospective IRA contract owners. In the tables we illustrate the 1.00% minimum guaranteed interest rate for contributions we assume are allocated entirely to the guaranteed interest option. (The rate may be higher in your state.) In Table I we assume a $1,000 contribution made annually on the contract date and on each anniversary after that. We assume no withdrawals or transfers were made under the contract. In Table II we assume a single initial contribution of $1,000, and no additional contributions. We also assume no withdrawals or transfers. The guaranteed interest rate, which can range from 1.00% to 4.00%, is in the contract.

The values shown assume the withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each contract year in which the account value is less than $20,000.

To find the appropriate value for the end of the contract year at any particular age, you subtract the age (nearest birthday) at issue of the contract from the current age and find the corresponding year in the table. Years that correspond to a current age over 70, should be ignored.


66  Tax information

You should consider the information shown in the tables in light of your present age. Also, with respect to Table I, you should consider your ability to contribute $1,000 annually. Any change in the amounts contributed annually in Table I, or in the amount of the single contribution in Table II would, of course, change the results shown.

            Table I guaranteed minimum interest rate of 1.00% (the rate may be higher in your state)

                                     TABLE I
                         ACCOUNT VALUES AND CASH VALUES
  (ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY AT THE BEGINNING OF THE CONTRACT
                                      YEAR)

--------------------------------------------------------------------------------
        1.00% Minimum Guarantee                   1.00% Minimum Guarantee
      ---------------------------               ----------------------------
  Contract    Account         Cash       Contract     Account           Cash
  Year End     Value         Value       Year End      Value           Value
--------------------------------------------------------------------------------
      1    $    989.80    $    936.35       26      $ 29,196.26     $ 28,836.26
--------------------------------------------------------------------------------
      2    $  1,979.70    $  1,872.79       27      $ 30,498.22     $ 30,138.22
--------------------------------------------------------------------------------
      3    $  2,979.49    $  2,818.60       28      $ 31,813.20     $ 31,453.20
--------------------------------------------------------------------------------
      4    $  3,989.29    $  3,773.87       29      $ 33,141.33     $ 32,781.33
--------------------------------------------------------------------------------
      5    $  5,009.18    $  4,738.69       30      $ 34,482.75     $ 34,122.75
--------------------------------------------------------------------------------
      6    $  6,039.27    $  5,713.15       31      $ 35,837.57     $ 35,477.57
--------------------------------------------------------------------------------
      7    $  7,079.67    $  6,719.67       32      $ 37,205.95     $ 36,845.95
--------------------------------------------------------------------------------
      8    $  8,130.46    $  7,770.46       33      $ 38,588.01     $ 38,228.01
--------------------------------------------------------------------------------
      9    $  9,191.77    $  8,831.77       34      $ 39,983.89     $ 39,623.89
--------------------------------------------------------------------------------
     10    $ 10,263.69    $  9,903.69       35      $ 41,393.73     $ 41,033.73
--------------------------------------------------------------------------------
     11    $ 11,346.32    $ 10,986.32       36      $ 42,817.67     $ 42,457.67
--------------------------------------------------------------------------------
     12    $ 12,439.79    $ 12,079.79       37      $ 44,255.84     $ 43,895.84
--------------------------------------------------------------------------------
     13    $ 13,544.18    $ 13,184.18       38      $ 45,708.40     $ 45,348.40
--------------------------------------------------------------------------------
     14    $ 14,659.63    $ 14,299.63       39      $ 47,175.49     $ 46,815.49
--------------------------------------------------------------------------------
     15    $ 15,786.22    $ 15,426.22       40      $ 48,657.24     $ 48,297.24
--------------------------------------------------------------------------------
     16    $ 16,924.08    $ 16,564.08       41      $ 50,153.81     $ 49,793.81
--------------------------------------------------------------------------------
     17    $ 18,073.33    $ 17,713.33       42      $ 51,665.35     $ 51,305.35
--------------------------------------------------------------------------------
     18    $ 19,234.06    $ 18,874.06       43      $ 53,192.00     $ 52,832.00
--------------------------------------------------------------------------------
     19    $ 20,436.40    $ 20,076.40       44      $ 54,733.92     $ 54,373.92
--------------------------------------------------------------------------------
     20    $ 21,650.76    $ 21,290.76       45      $ 56,291.26     $ 55,931.26
--------------------------------------------------------------------------------
     21    $ 22,877.27    $ 22,517.27       46      $ 57,864.18     $ 57,504.18
--------------------------------------------------------------------------------
     22    $ 24,116.04    $ 23,756.04       47      $ 59,452.82     $ 59,092.82
--------------------------------------------------------------------------------
     23    $ 25,367.20    $ 25,007.20       48      $ 61,057.35     $ 60,697.35
--------------------------------------------------------------------------------
     24    $ 26,630.88    $ 26,270.88       49      $ 62,677.92     $ 62,317.92
--------------------------------------------------------------------------------
     25    $ 27,907.18    $ 27,547.18       50      $ 64,314.70     $ 63,954.70
--------------------------------------------------------------------------------


                                                              Tax information 67

            Table II guaranteed minimum interest rate of 1.00% (the rate may be higher in your state)

                                    TABLE II
                         ACCOUNT VALUES AND CASH VALUES
     (ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

--------------------------------------------------------------------------------
        1.00% Minimum Guarantee                   1.00% Minimum Guarantee
      ---------------------------               ----------------------------
  Contract    Account         Cash       Contract     Account          Cash
  Year End     Value         Value       Year End      Value           Value
--------------------------------------------------------------------------------
      1      $ 989.80       $ 936.35        26       $ 434.76        $ 434.76
--------------------------------------------------------------------------------
      2      $ 979.70       $ 926.80        27       $ 409.11        $ 409.11
--------------------------------------------------------------------------------
      3      $ 959.50       $ 907.69        28       $ 383.20        $ 383.20
--------------------------------------------------------------------------------
      4      $ 939.10       $ 888.38        29       $ 357.03        $ 357.03
--------------------------------------------------------------------------------
      5      $ 918.49       $ 868.89        30       $ 330.60        $ 330.60
--------------------------------------------------------------------------------
      6      $ 897.67       $ 849.20        31       $ 303.91        $ 303.91
--------------------------------------------------------------------------------
      7      $ 876.65       $ 876.65        32       $ 276.95        $ 276.95
--------------------------------------------------------------------------------
      8      $ 855.42       $ 855.42        33       $ 249.72        $ 249.72
--------------------------------------------------------------------------------
      9      $ 833.97       $ 833.97        34       $ 222.21        $ 222.21
--------------------------------------------------------------------------------
     10      $ 812.31       $ 812.31        35       $ 194.44        $ 194.44
--------------------------------------------------------------------------------
     11      $ 790.43       $ 790.43        36       $ 166.38        $ 166.38
--------------------------------------------------------------------------------
     12      $ 768.34       $ 768.34        37       $ 138.04        $ 138.04
--------------------------------------------------------------------------------
     13      $ 746.02       $ 746.02        38       $ 109.42        $ 109.42
--------------------------------------------------------------------------------
     14      $ 723.48       $ 723.48        39       $  80.52        $  80.52
--------------------------------------------------------------------------------
     15      $ 700.71       $ 700.71        40       $  51.32        $  51.32
--------------------------------------------------------------------------------
     16      $ 677.72       $ 677.72        41       $  21.84        $  21.84
--------------------------------------------------------------------------------
     17      $ 654.50       $ 654.50        42       $   0.00        $   0.00
--------------------------------------------------------------------------------
     18      $ 631.04       $ 631.04        43       $   0.00        $   0.00
--------------------------------------------------------------------------------
     19      $ 607.35       $ 607.35        44       $   0.00        $   0.00
--------------------------------------------------------------------------------
     20      $ 583.43       $ 583.43        45       $   0.00        $   0.00
--------------------------------------------------------------------------------
     21      $ 559.26       $ 559.26        46       $   0.00        $   0.00
--------------------------------------------------------------------------------
     22      $ 534.85       $ 534.85        47       $   0.00        $   0.00
--------------------------------------------------------------------------------
     23      $ 510.20       $ 510.20        48       $   0.00        $   0.00
--------------------------------------------------------------------------------
     24      $ 485.31       $ 485.31        49       $   0.00        $   0.00
--------------------------------------------------------------------------------
     25      $ 460.16       $ 460.16        50       $   0.00        $   0.00
--------------------------------------------------------------------------------


68 Tax information

REQUIRED MINIMUM DISTRIBUTIONS


BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS


If you are a participant in a qualified retirement plan, a 457(b) plan (both employer types), or own a 403(b) TSA annuity contract or traditional IRA, including SEP, SARSEP or SIMPLE IRA, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored retirement plans and contracts by a specified date. The beginning date depends on the type of plan or contract, and your age and retirement status. The distribution requirements are designed to use up your interest in the plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.

Distributions must be made according to rules in the Code and Treasury Regulations and the terms of the plan. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts and annuity contracts funding tax qualified retirement plans, including 401(a) qualified plans, 403(b) plans, and 457(b) plans. For this purpose, additional annuity contract benefits may include enhanced death benefits. If you take annual withdrawals instead of receiving annuity payments, this could increase the amount required to be distributed from these contracts.



LIFETIME REQUIRED MINIMUM DISTRIBUTIONS -- WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION

You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.


Generally, qualified plan, 403(b) plan and 457(b) plan participants must also take the first required minimum distribution for the calendar year in which the participant turns age 70-1/2. However, qualified plan, 403(b) plan and 457(b) plan participants may be able to delay the start of required minimum distributions for all or part of the account balance until after age 70-1/2, as follows:

o For qualified plan, 403(b) plan and 457(b) plan participants who have not retired from service with the employer who provided the funds for this qualified plan, 403(b) TSA, or EDC contract by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement. Note that this rule does not apply to qualified plan participants who are 5% owners.

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 403(b) TSA account balance, even if retired at age 70-1/2.


The first required minimum distribution is for the calendar year in which you turn age 70-1/2, or the year you retire, if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you turn 70-1/2 or retire or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2 or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.


HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an "account-based" method, you divide the value of your qualified plan, 403(b) TSA account, 457(b) plan account, or traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table to give you the required minimum distribution amount for that particular plan or arrangement for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may be able to later apply your funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.


ANNUITY-BASED METHOD. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS?

No, if you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.


WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE?

We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our automatic minimum distribution withdrawal option. If you do not elect one of these options and you have any kind of traditional IRA (SEP, SARSEP or SIMPLE IRA), we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.


                                                             Tax information  69

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA or 403(b) TSA contract that you maintain, using the method that you picked for that particular IRA or TSA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA (or TSA) required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs (or TSAs) that you own.



WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR?

The required minimum distribution amount for each of your plans and arrangements is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice-versa.


WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your plan or arrangement could be disqualified, and you could have to pay tax on the entire value. Even if your plan or arrangement is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age-group which must take lifetime required minimum distributions. If this is an IRA or TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA or TSA that you own. Note that in the case of a qualified plan or EDC the distribution must be taken annually from the qualified plan or EDC contract.


WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary, depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's or the participant's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required for a year before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, for traditional IRA contracts only, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2. Rollovers to another eligible retirement plan, including a traditional IRA, may be available to a surviving spouse death beneficiary.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual such as the estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments and the death beneficiary is a non-individual such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.


ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Qualified plans under Section 401 of the Internal Revenue Code are generally subject to ERISA. Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for ensuring that any loan meets applicable DOL requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not AXA Equitable, to properly administer any loan made to plan participants.

o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term consistent with EQUI-VEST(SM) processing and all other terms and conditions of the loan.


70  Tax information

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan participants, former participants (or death beneficiaries of participants) who still have account balances under the plan, and alternate payees on a reasonably equivalent basis.

o Plans subject to ERISA provide that the participant's spouse must consent in writing to the loan.


CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST(SM) Trusteed, HR-10 Annuitant-Owned, SIMPLE IRA and TSA contracts provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs in SEP, SARSEP or SIMPLE IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $18,720 in periodic annuity payments in 2008 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), and any distribution from a qualified plan or TSA which is not an eligible rollover distribution we generally withhold at a flat 10% rate.

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.


                                                             Tax information  71

MANDATORY WITHHOLDING FROM TSA, GOVERNMENTAL EMPLOYER EDC AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans, governmental employer 457(b) EDC plans, and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan and governmental employer EDC plan distributions. An eligible rollover distribution from one of these eligible retirement plans can be rolled over to another one of these eligible retirement plans or a traditional IRA. All distributions from a TSA, governmental employer EDC plan or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and designated beneficiary); or


o substantially equal periodic payments made for a specified period of 10 years or more; or


o   hardship withdrawals; or


o   corrective distributions which fit specified technical tax rules; or


o   loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse, may be a distribution subject to mandatory 20% withholding.



IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


72  Tax information

8. More information

--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT A


Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.


Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account A invests solely in Class IA/A or Class IB/B shares issued by the corresponding portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5) to deregister Separate Account A under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan relating to its Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.



ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE
We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained through TOPS or EQAccess or from your financial professional.


The rates to maturity for new allocations as of February 15, 2008 and the related price per $100 of maturity value were as shown below:



-------------------------------------------------------------------------
  Fixed Maturity Options
     With June 15th
    Maturity Date of       Rate to Maturity as of    Price Per $100 of
      Maturity Year          February 15, 2008         Maturity Value
-------------------------------------------------------------------------
          2008                   3.00%**                   $ 99.02
          2009                   3.00%**                   $ 96.14
          2010                   3.00%**                   $ 93.34
          2011                   3.00%**                   $ 90.62
          2012                   3.00%**                   $ 87.98
          2013                   3.20%                     $ 84.53
          2014                   3.65%                     $ 79.69
          2015*                  4.05%                     $ 74.74
          2016*                  4.25%                     $ 70.68
-------------------------------------------------------------------------



                                                            More information  73

-------------------------------------------------------------------------
  Fixed Maturity Options
     With June 15th
    Maturity Date of       Rate to Maturity as of    Price Per $100 of
      Maturity Year          February 15, 2008         Maturity Value
-------------------------------------------------------------------------
          2017*                    4.45%                  $ 66.60
-------------------------------------------------------------------------



*   Not available in Oregon

** Since these rates to maturity are 3%, no amounts could have been allocated to these options.



HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III later in this prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and the fixed maturity options as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws.


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We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


AUTOMATIC INVESTMENT PROGRAM -- FOR CERTAIN SEP AND KEOGH PLAN CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking or savings account, money market checking or savings account, or credit union checking or savings account and contributed as an additional contribution into your contracts on a monthly basis. AIP is available for single life SEP and Keogh units provided that the single life is the employer who provided the funds.

AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option but not the fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

WIRE TRANSFERS. Employers may also send contributions by wire transfer from a bank.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.



BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

       - on a non-business day:
       - after 4:00 p.m. Eastern Time on a business day; or
       - after an early close of regular trading on the NYSE on a business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.



CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution..

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request..

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:


o   the election of trustees;


o   the formal approval of independent auditors selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all


                                                            More information  75
contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS


The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing our processing office or calling
(800) 628-6673.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

Generally, the owner may not assign a contract for any purpose. However, a trustee owner of a Trusteed contract can transfer ownership to the annuitant. We will not be bound by this assignment for transfer of ownership unless it is in writing and we have received it at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign a contract as security for a loan or other obligation. Loans from account value, however, are permitted under TSA (but not University TSA), governmental employer EDC (subject to state availability) and Corporate Trusteed contracts only, unless restricted by the employer.


FUNDING CHANGES

The employer or trustee can change the funding vehicle for an EDC or Trusteed contract. You can change the funding vehicle for a TSA, SEP or SIMPLE IRA contract.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 16.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.70% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.


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Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 12.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 0.35% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(SM) Employer-Sponsored Retirement Programs on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.


In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



                                                            More information  77

9. Incorporation of certain documents by reference

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AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2007 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference. AXA Equitable intends to send owners account statements and other such legally-required reports. AXA Equitable does not anticipate such reports will include periodic financial statements or information concerning AXA Equitable.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Please see the Registration Statement for additional information concerning the Market Value Adjustment.


The Annual Report includes the audited consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (the "AXA Equitable Financial Statements"). The AXA Equitable Financial Statements are included in the Annual Report and incorporated by reference into this prospectus in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm. The AXA Equitable Financial Statements are also included in the Annual Report and incorporated by reference into this prospectus in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firms as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.


Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation, will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).


78  Incorporation of certain documents by reference

Appendix I: Original contracts

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Original Contracts are EQUI-VEST(SM) contracts under which the contract owner has not elected to add any additional variable investment options when they first became available.


SELECTING YOUR INVESTMENT METHOD. If you own an original contract, only the guaranteed interest option and the EQ/Money Market, AXA Moderate Allocation, EQ/Alliance Common Stock and Multimanager Aggressive Equity options are available. In most cases, you may request that we add additional variable investment options to your original contract. We reserve the right to deny your request.

TRANSFERRING YOUR ACCOUNT VALUE. If you own an original contract, including original contract owners who elect to amend their contract by selecting maximum transfer flexibility, the EQ/Money Market option is always available. However, we will not permit transfers into the EQ/Money Market option from any other investment option. There will not be any other transfer limitations under your original contract.



                                              Appendix I: Original contracts I-1

Appendix II: Condensed financial information

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The following tables show the accumulation unit values and the number of outstanding units for each variable investment option under each contract series at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge. The information presented is shown for the past ten years, or from the first year the particular contracts were offered, if less than ten years ago.



SERIES 100 AND 200 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).

-----------------------------------------------------------------------------------------------------------------------
                                                                                 For the years
                                                                               ending December 31
                                                            -----------------------------------------------------------
                                                               1998        1999         2000        2001        2002
-----------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 45.07    $  52.39     $  51.10    $  49.61    $  42.91
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         24,361      22,434       20,413      19,822      23,382
-----------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $323.75    $ 399.74     $ 339.28    $ 299.82    $ 197.84
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         17,231      16,705       15,685      14,197      11,899
-----------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $126.48    $ 124.96     $ 134.60    $ 143.62    $ 154.25
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            314         360          309         587         915
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 EQ/AllianceBernstein International
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $117.72    $ 160.04     $ 121.54    $  92.48    $  82.20
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            971         926        1,028         945       5,013
-----------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --    $ 116.36     $  93.70    $  70.28    $  47.74
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --         887        2,596       2,788       2,376
-----------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $130.07    $ 125.76     $ 138.33    $ 147.79    $ 157.39
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            557         622          566         899         950
-----------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $118.57    $ 149.64     $ 168.29    $ 144.40    $  99.61
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          1,101         976        1,895       1,988       1,955
-----------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
-----------------------------------------------------------------------------------------------------------------------
  Unit Value                                                      --          --           --    $  94.39    $  80.42
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --          --           --       1,544       1,981
-----------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --          --           --          --          --
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31
                                                            ---------------------------------------------------------------
                                                               2003         2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 109.15     $ 120.39     $ 128.35      $ 149.30     $ 156.38
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               8           50          122           364          741
---------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 102.15     $ 106.86     $ 108.01      $ 113.35     $ 118.31
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               6           36           59            91          231
---------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 104.14     $ 110.71     $ 112.78      $ 121.01     $ 125.94
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               5           44          112           222          406
---------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  50.77     $  55.12     $  57.47      $  63.00     $  66.55
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          21,629       20,412       19,656        18,359       17,845
---------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 107.96     $ 118.97     $ 125.20      $ 141.45     $ 148.46
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              18          185          491         1,337        2,455
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 292.96     $ 330.99     $ 341.80      $ 374.77     $ 384.25
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          11,092       10,291        9,393         8,175        6,992
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 155.83     $ 157.11     $ 157.33      $ 160.48     $ 169.61
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             788          674          613           532          504
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 109.83     $ 128.38     $ 146.39      $ 178.84     $ 197.62
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,603        4,372        4,333         4,232        4,096
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  58.02     $  62.04     $  70.34      $  69.04     $  77.63
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,212        1,966        1,822         1,671        1,480
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 161.18     $ 165.40     $ 166.86      $ 171.37     $ 177.18
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             827          737          726           670          670
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 138.85     $ 156.54     $ 172.65      $ 186.13     $ 214.81
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,959        1,885        1,791         1,655        1,500
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
---------------------------------------------------------------------------------------------------------------------------
  Unit Value                                                 $ 102.15     $ 114.33     $ 118.93      $ 142.44     $ 134.27
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,115        2,287        2,451         2,714        9,158
---------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 103.63      $ 113.65     $ 110.80
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            4            12           14
---------------------------------------------------------------------------------------------------------------------------


II-1 Appendix II: Condensed financial information

SERIES 100 AND 200 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION). (CONTINUED)

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                                                                                   For the years
                                                                                 ending December 31
                                                            --------------------------------------------------------------
                                                               1998         1999         2000         2001         2002
--------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 127.97     $ 149.82     $ 165.28     $ 172.07     $ 141.48
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             444          617          634        1,044        1,282
--------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  75.52
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          928
--------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 107.58     $ 103.06     $  86.73     $  62.93
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            4           15           33           57
--------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  53.85
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           19
--------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 106.78     $ 111.59     $ 107.86     $  80.17
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            8           44           95        1,211
--------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 271.24     $ 322.15     $ 287.40     $ 249.66     $ 191.65
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,805        4,579        4,346        4,083        3,648
--------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 106.57     $  92.84     $  76.01     $  56.98
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            5           18           33           55
--------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  99.98     $  85.41     $  68.70
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           86          420          738
--------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31
                                                            ---------------------------------------------------------------
                                                               2003         2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  99.46     $ 101.69     $ 107.86      $ 107.96     $ 110.01
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               3           12           54            57           50
---------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 183.13     $ 199.77     $ 202.92      $ 242.07     $ 241.63
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,316        1,355        1,330         1,272        1,248
---------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  95.40     $ 114.50     $ 125.21      $ 155.26     $ 168.78
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             946        1,010        1,260         1,505        1,600
---------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 106.97     $ 112.04      $ 128.19     $ 131.14
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           33          232           292          333
---------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  79.44     $  81.19     $  87.10      $  90.43     $ 100.04
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              89          118          143           167          196
---------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  65.86     $  68.57     $  71.11      $  75.35     $  78.41
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              39           47           67           101          163
---------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 104.00     $ 113.80     $ 119.08      $ 131.65     $ 132.02
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,179        1,112        1,015           923        1,410
---------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 103.98      $ 110.75     $ 112.33
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           29            87          152
---------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --            --     $  96.94
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            --           37
---------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 242.29     $ 264.16     $ 272.79      $ 310.53     $ 322.33
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,539        3,393        3,219         2,920        2,757
---------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  97.50      $  99.48     $ 107.28
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            4            46          131
---------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  77.69     $  82.05     $  84.15      $  87.90     $  96.54
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             125          206          204           185          218
---------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  97.34     $ 111.43     $ 116.94      $ 128.68     $ 137.14
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,109        1,384        1,577         1,735        1,869
---------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 104.29     $ 105.01
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --            90          570
---------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 108.22     $  97.55
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --             8           50
---------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --            --     $  95.16
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --            --          176
---------------------------------------------------------------------------------------------------------------------------


                               Appendix II: Condensed financial information II-2

SERIES 100 AND 200 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION). (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    For the years
                                                                                  ending December 31
                                                            --------------------------------------------------------------
                                                               1998         1999         2000         2001         2002
--------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --     $  67.65
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --           61
--------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --     $ 107.03
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --          207
--------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 128.20     $ 124.26    $ 131.45      $ 120.85     $  96.50
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             581          648         521           532          484
--------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 104.48    $ 102.37      $  84.85     $  66.13
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           18          68            87          118
--------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 161.04     $ 275.93    $ 220.97      $ 143.76     $  93.15
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,090        2,427       3,720         3,422        2,890
--------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --      $ 105.89     $  92.40
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --            --          337
--------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 104.82     $ 105.28    $ 109.21      $ 112.05     $  94.29
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             859          721         628         1,238        1,835
--------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  30.55     $  31.63    $  33.15      $  33.96     $  34.00
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,261        1,516       1,458         1,796        1,816
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31
                                                            ---------------------------------------------------------------
                                                               2003         2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 105.04      $ 116.29     $ 118.65
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           15            39           65
---------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 113.23     $ 116.54      $ 136.64     $ 147.33
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           37          251           362          647
---------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  88.51     $  99.21     $ 114.65      $ 134.89     $ 153.33
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             175          316          437           534          576
---------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 115.00      $ 142.55     $ 163.42
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           13            67          165
---------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 109.16     $ 112.11     $ 113.06      $ 116.08     $ 118.07
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             316          405          574           643          748
---------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 120.74     $ 132.08     $ 135.43      $ 160.85     $ 156.76
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             448          414          382           362          351
---------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  79.62     $  87.51     $  92.55      $ 103.13     $ 105.70
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             161          140          132           116          107
---------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 118.84     $ 132.05     $ 142.04      $ 151.04     $ 172.29
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,681        2,410        2,130         1,844        1,655
---------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 106.40      $ 112.16     $ 104.09
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           13           108          128
---------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  99.99      $ 100.45     $ 106.43
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           71           113          147
---------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 105.99      $ 122.57     $ 125.12
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           11            75          105
---------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 105.62      $ 117.43     $ 128.22
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           13            25           38
---------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 111.49      $ 123.66     $ 122.70
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           67            94          162
---------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 119.55     $ 130.34     $ 142.37      $ 153.56     $ 172.77
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             779          948        1,217         1,548        1,770
---------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 123.98     $ 144.14     $ 158.32      $ 175.70     $ 170.56
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,967        2,096        2,279         2,273        2,189
---------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  33.81     $  33.69     $  34.19      $  35.33     $  36.61
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,322        1,193        1,383         2,018        2,683
---------------------------------------------------------------------------------------------------------------------------


II-3 Appendix II: Condensed financial information

SERIES 100 AND 200 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION). (CONTINUED)

------------------------------------------------------------------------------------------------------------------------
                                                                                    For the years
                                                                                  ending December 31
                                                            ------------------------------------------------------------
                                                                1998        1999         2000        2001        2002
------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --    $  81.53
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          72
------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  57.18     $ 110.43    $  65.32    $  61.12    $  56.74
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             217          590         926         850         895
------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  89.92     $ 105.59    $  90.70    $  67.13    $  47.48
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          25,634       20,946      18,138      16,058      13,832
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31
                                                            ---------------------------------------------------------------
                                                               2003         2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 104.66     $ 108.84      $ 115.92     $ 138.16
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            1           17            23           87
---------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 107.10     $ 107.40
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            32          228
---------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 110.94     $ 115.70
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            14           82
---------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --            --     $  95.19
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            --           11
---------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 110.99     $ 107.56
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --             9           51
---------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  99.35      $  98.40     $ 108.22
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           82           167          270
---------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  99.80      $ 102.36     $ 106.35
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           13            47           70
---------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 117.33     $ 136.22     $ 140.12      $ 162.73     $ 157.60
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             260          446          537           672          766
---------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 111.22     $ 114.11      $ 108.07     $ 114.32
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            6           36            43          530
---------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 107.58     $ 108.35
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            30          188
---------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 109.24     $ 117.48      $ 132.31     $ 132.06
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            1           41            94          127
---------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 104.29      $ 119.26     $ 114.71
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           47           110          144
---------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  87.28     $ 106.51     $ 139.53      $ 188.68     $ 264.35
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             949        1,084        1,420         1,693        1,843
---------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 123.74      $ 133.39     $ 161.09
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           32            93          226
---------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --            --     $  82.87
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            --        1,184
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  64.75     $  72.04     $  77.39      $  80.76     $  89.29
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          12,726       11,587       10,645         9,157        7,790
---------------------------------------------------------------------------------------------------------------------------



                               Appendix II: Condensed financial information II-4

SERIES 100 AND 200 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION). (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    For the years
                                                                                  ending December 31
                                                            --------------------------------------------------------------
                                                                1998        1999         2000         2001         2002
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $ 106.73
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          264
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  78.98
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          101
--------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 150.42     $ 143.43     $ 129.28     $ 128.74     $ 123.58
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,164          998          800          770          696
--------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  78.07
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           82
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  76.43
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           91
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  67.87
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          138
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  79.08
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          127
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  62.00
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          211
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  73.70
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          214
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $ 112.38
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          239
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  56.63
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           53
--------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31
                                                            ---------------------------------------------------------------
                                                               2003         2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 109.24     $ 111.97     $ 112.40      $ 115.08     $ 120.64
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             311          348          375           370          371
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  99.85     $ 110.46     $ 116.57      $ 120.91     $ 129.98
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             182          238          274           291          297
---------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 149.82     $ 161.02     $ 164.14      $ 178.48     $ 182.06
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             769          761          768           737          723
---------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 103.47     $ 120.36     $ 137.09      $ 169.50     $ 188.01
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             150          268          321           430          461
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  96.62     $ 104.55     $ 110.09      $ 123.37     $ 127.80
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             122          129          128           120          130
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  87.47     $  92.04     $  97.62      $  96.42     $ 105.82
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             219          256          267           257          266
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 102.28     $ 115.47     $ 122.01      $ 143.64     $ 146.86
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             163          203          263           308          335
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  85.78     $  94.55     $ 101.11      $ 109.36     $ 120.73
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             417          530          556           547          536
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 102.24     $ 116.19     $ 123.06      $ 139.29     $ 137.54
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             334          425          390           391          368
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 114.58     $ 121.52      $ 132.13     $ 135.15
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            3           80           216          308
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 152.31     $ 175.98     $ 181.76      $ 208.22     $ 185.20
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             434          617          739           794          725
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  88.08     $  91.24     $ 100.16      $ 106.03     $ 123.67
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             211          989          901           838          823
---------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 108.32     $ 114.60
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            11           60
---------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 109.27     $ 115.74
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --             7           61
---------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 110.16     $ 116.71
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --             4           29
---------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 110.95     $ 118.00
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --             3           23
---------------------------------------------------------------------------------------------------------------------------



II-5 Appendix II: Condensed financial information

SERIES 300 AND 400 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).

--------------------------------------------------------------------------------------------------------------------------
                                                                                    For the years
                                                                                  ending December 31
                                                            --------------------------------------------------------------
                                                                1998        1999         2000         2001         2002
--------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 157.63     $ 183.18     $ 178.32     $ 172.66     $ 149.01
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             752          854          846        1,334        2,689
--------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 252.88     $ 312.31     $ 264.88     $ 233.80     $ 154.15
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,808        6,502        6,233        5,579        4,418
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 126.48     $ 124.96     $ 134.60     $ 143.62     $ 154.25
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             314          360          309          587          915
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 117.72     $ 160.04     $ 121.54     $  92.48     $  82.20
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             971          926        1,028          945        5,013
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 116.36     $  93.70     $  70.28     $  47.74
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          887        2,596        2,788        2,376
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 130.07     $ 125.76     $ 138.33     $ 147.79     $ 157.39
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             557          622          566          899          950
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 118.57     $ 149.64     $ 168.29     $ 144.40     $  99.61
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,101          976        1,895        1,988        1,955
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --     $  94.39     $  80.42
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --        1,544        1,981
--------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 127.67     $ 149.82     $ 165.28     $ 172.07     $ 141.48
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             444          617          634        1,044        1,282
--------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  75.52
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          928
--------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 107.58     $ 103.06     $  86.73     $  62.93
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            4           15           33           57
--------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  53.85
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           19
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31
                                                            ---------------------------------------------------------------
                                                               2003         2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 109.15     $ 120.39     $ 128.35      $ 149.30     $ 156.38
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               8           50          122           364          741
---------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 102.15     $ 106.86     $ 108.01      $ 113.35     $ 118.31
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               6           36           59            91          231
---------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 104.14     $ 110.71     $ 112.78      $ 121.01     $ 125.94
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               5           44          112           222          406
---------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 175.55     $ 188.77     $ 195.64      $ 213.45     $ 224.33
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,378        2,153        1,902         1,696        1,605
---------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 107.96     $ 118.97     $ 125.20      $ 141.45     $ 148.46
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              18          185          491         1,337        2,455
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 227.99     $ 257.31     $ 265.43      $ 290.56     $ 297.34
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,024        3,627        3,126         2,645        2,259
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 155.83     $ 157.11     $ 157.33      $ 160.48     $ 169.61
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             818          674          613           532          504
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 109.83     $ 128.38     $ 146.39      $ 178.84     $ 197.62
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,796        4,372        4,333         4,232        4,096
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  58.02     $  62.04     $  70.34      $  69.04     $  77.63
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,254        1,966        1,822         1,671        1,480
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 161.18     $ 165.40     $ 166.86      $ 171.37     $ 177.18
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             851          737          726           670          670
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 138.85     $ 156.54     $ 172.65      $ 186.13     $ 214.81
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,016        1,885        1,791         1,655        1,500
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 102.15     $ 114.33     $ 118.93      $ 142.44     $ 134.27
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,153        2,287        2,451         2,714        9,158
---------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 103.63      $ 113.65     $ 110.80
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            4            12           14
---------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  99.46     $ 101.69     $ 107.86      $ 107.96     $ 110.01
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               3           12           54            57           50
---------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 183.13     $ 199.77     $ 202.92      $ 242.07     $ 241.63
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,337        1,355        1,330         1,272        1,248
---------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  95.40     $ 114.50     $ 125.21      $ 155.26     $ 168.78
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             970        1,010        1,260         1,505        1,600
---------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 106.97     $ 112.04      $ 128.19     $ 131.14
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           33          232           292          333
---------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  79.44     $  81.19     $  87.10      $  90.43     $ 100.04
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              89          118          143           167          196
---------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  65.86     $  68.57     $  71.11      $  75.35     $  78.41
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              41           47           67           101          163
---------------------------------------------------------------------------------------------------------------------------



                               Appendix II: Condensed financial information II-6

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).

--------------------------------------------------------------------------------------------------------------------------
                                                                                    For the years
                                                                                  ending December 31
                                                            --------------------------------------------------------------
                                                                1998        1999         2000         2001         2002
--------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 106.78     $ 111.59     $ 107.86     $  80.17
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            8           44           95        1,211
--------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 271.24     $ 322.15     $ 287.40     $ 249.66     $ 191.65
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,805        4,579        4,346        4,083        3,648
--------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 106.57     $  92.84     $  76.01     $  56.98
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            5           18           33           55
--------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  99.98     $  85.41     $  68.70
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           86          420          738
--------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  67.65
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           61
--------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $ 107.03
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          207
--------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 128.20     $ 124.76     $ 131.45     $ 120.85     $  96.50
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             581          648          521          532          484
--------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 104.48     $ 102.37     $  84.85     $  66.13
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           18           68           87          118
--------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 161.04     $ 275.93     $ 220.97     $ 143.76     $  93.15
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,090        2,427        3,720        3,422        2,890
--------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31
                                                            ---------------------------------------------------------------
                                                               2003         2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 104.00     $ 113.80     $ 119.08      $ 131.65     $ 132.02
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,200        1,112        1,015           923        1,410
---------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 103.98      $ 110.75     $ 112.33
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           29            87          152
---------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --            --     $  96.94
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            --           37
---------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 242.29     $ 264.16     $ 272.79      $ 310.53     $ 322.33
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,658        3,393        3,219         2,920        2,757
---------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  97.50      $  99.48     $ 107.28
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            4            46          131
---------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  77.69     $  82.05     $  84.15      $  87.90     $  96.54
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             127          206          204           185          218
---------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  97.34     $ 111.43     $ 116.94      $ 128.68     $ 137.14
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,117        1,384        1,577         1,735        1,869
---------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 104.29     $ 105.01
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --            90          570
---------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 108.22     $  97.55
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --             8           50
---------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --            --     $  95.16
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --            --          176
---------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 105.04      $ 116.29     $ 118.65
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           15            39           65
---------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 113.23     $ 116.54      $ 136.64     $ 147.33
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           37          251           362          647
---------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  88.51     $  99.21     $ 114.65      $ 134.89     $ 153.33
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             177          316          437           534          576
---------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 115.00      $ 142.55     $ 163.42
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           13            67          165
---------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 109.16     $ 112.11     $ 113.06      $ 116.08     $ 118.07
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             318          405          574           643          748
---------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 120.74     $ 132.08     $ 135.43      $ 160.85     $ 156.76
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             454          414          382           362          351
---------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  79.62     $  87.51     $  92.55      $ 103.13     $ 105.70
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             162          140          132           116          107
---------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 118.84     $ 132.05     $ 142.04      $ 151.04     $ 172.29
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,741        2,410        2,130         1,844        1,655
---------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 106.40      $ 112.16     $ 104.09
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           13           108          128
---------------------------------------------------------------------------------------------------------------------------



II-7 Appendix II: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).

--------------------------------------------------------------------------------------------------------------------------
                                                                                    For the years
                                                                                  ending December 31
                                                            --------------------------------------------------------------
                                                                1998        1999         2000         2001         2002
--------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --     $ 105.89     $  92.41
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          337
--------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 104.82     $ 105.28     $ 109.21     $ 112.05     $  94.29
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             859          721          628        1,238        1,835
--------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 120.19     $ 124.47     $ 130.47     $ 133.66     $ 133.83
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             262          360          297          395          342
--------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  81.53
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           72
--------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31
                                                            ---------------------------------------------------------------
                                                               2003         2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  99.99      $ 100.45     $ 106.43
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           71           113          147
---------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 105.99      $ 122.57     $ 125.12
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           11            75          105
---------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 105.62      $ 117.43     $ 128.22
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           13            25           38
---------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 111.49      $ 123.66     $ 122.70
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           67            94          162
---------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 119.55     $ 130.34     $ 142.37      $ 153.56     $ 172.77
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             790          948        1,217         1,548        1,770
---------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 123.98     $ 144.14     $ 158.32      $ 175.70     $ 170.56
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,002        2,096        2,279         2,273        2,189
---------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 133.10     $ 132.67     $ 135.29      $ 139.78     $ 144.74
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             231          186           63            56           54
---------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 104.66     $ 108.84      $ 115.92     $ 138.16
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            1           17            23           87
---------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 107.10     $ 107.40
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            32          228
---------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 110.94     $ 115.70
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            14           82
---------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --            --     $  95.19
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            --           11
---------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 110.99     $ 107.56
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --             9           51
---------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  99.35      $  98.40     $ 108.22
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           82           167          270
---------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $  99.80      $ 102.36     $ 106.35
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           13            47           70
---------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 117.33     $ 136.22     $ 140.12      $ 162.73     $ 157.60
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             261          446          537           672          766
---------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 111.22     $ 114.11      $ 108.07     $ 114.32
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            6           36            43          530
---------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 107.58     $ 108.35
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            30          188
---------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 109.24     $ 117.48      $ 132.31     $ 132.06
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            1           41            92          127
---------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 104.29      $ 119.26     $ 114.71
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           47           110          144
---------------------------------------------------------------------------------------------------------------------------



                               Appendix II: Condensed financial information II-8

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).

--------------------------------------------------------------------------------------------------------------------------
                                                                                    For the years
                                                                                  ending December 31
                                                            --------------------------------------------------------------
                                                                1998        1999         2000         2001         2002
--------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  57.18     $ 110.43     $  65.32     $  61.12     $  56.74
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             217          590          926          850          895
--------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 161.59     $ 189.44     $ 162.34     $ 120.13     $  84.51
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,342        2,980        2,607        2,242        1,841
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $ 106.73
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          264
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  78.98
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          101
--------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 150.42     $ 143.43     $ 129.28     $ 128.74     $ 123.58
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,164          998          800          770          696
--------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  78.07
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           82
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  76.43
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           91
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  67.87
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          138
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  79.08
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          127
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  62.00
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          211
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  73.70
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          214
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $ 112.38
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --          239
--------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --     $  56.63
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           53
--------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                            For the years ending December 31
                                                            ---------------------------------------------------------------
                                                               2003         2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  87.28     $ 106.51     $ 139.53      $ 188.68     $ 264.35
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             971        1,084        1,420         1,693        1,843
---------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --     $ 123.74      $ 133.39     $ 161.09
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           32            93          226
---------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --            --     $  82.87
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            --        1,184
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 114.95     $ 127.42     $ 136.36      $ 141.76     $ 156.14
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,636        1,467        1,285         1,113          954
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 109.24     $ 111.97     $ 112.40      $ 115.08     $ 120.64
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             316          348          375           370          371
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  99.85     $ 110.46     $ 116.57      $ 120.91     $ 129.98
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             185          238          274           291          297
---------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 149.82     $ 161.02     $ 164.14      $ 178.48     $ 182.06
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             798          761          768           737          723
---------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 103.47     $ 120.36     $ 137.09      $ 169.50     $ 188.01
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             152          268          321           430          461
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  96.62     $ 104.55     $ 110.09      $ 123.37     $ 127.80
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             123          129          128           120          130
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  87.47     $  92.04     $  97.62      $  96.42     $ 105.82
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             221          256          267           257          266
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 102.28     $ 115.47     $ 122.01      $ 143.64     $ 146.86
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             165          203          263           308          335
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  85.78     $  94.55     $ 101.11      $ 109.36     $ 120.73
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             421          530          556           547          536
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 102.24     $ 116.19     $ 123.06      $ 139.29     $ 137.54
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             337          425          390           391          368
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --     $ 114.58     $ 121.52      $ 132.13     $ 135.15
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            3           80           216          308
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 152.31     $ 175.98     $ 181.76      $ 208.22     $ 185.20
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             445          617          739           794          725
---------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  88.08     $  91.24     $ 100.16      $ 106.03     $ 123.67
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             212          989          901           838          823
---------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 108.32     $ 114.60
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            11           60
---------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 109.27     $ 115.74
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --             7           61
---------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --           --      $ 110.16     $ 116.71
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --             4           29
---------------------------------------------------------------------------------------------------------------------------



II-9 Appendix II: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (DAILY ASSET CHARGE OF 1.34% OR 1.40%, DEPENDING UPON INVESTMENT OPTION).

---------------------------------------------------------------------------------------------------------------------------
                                                                   For the years ending December 31
                                       ------------------------------------------------------------------------------------
                                       1998    1999    2000   2001    2002    2003    2004    2005      2006       2007
 Target 2045 Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                             --      --      --     --      --      --      --      --     $ 110.95   $ 118.00
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --      --     --      --      --      --      --            3         23
---------------------------------------------------------------------------------------------------------------------------



                              Appendix II: Condensed financial information II-10

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2008 to a fixed maturity option with a maturity date of June 15, 2016 (eight* years later) at a hypothetical rate to maturity of 7.00% (h), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2012.(a)



----------------------------------------------------------------------------------------------
                                                                        Hypothetical assumed
                                                                         rate to maturity(j)
                                                                          on June 15, 2012
                                                                       -----------------------
                                                                           5%          9%
----------------------------------------------------------------------------------------------
As of June 15, 2012 before withdrawal
----------------------------------------------------------------------------------------------
(1) market adjusted amount(b)                                           $141,389    $121,737
----------------------------------------------------------------------------------------------
(2) fixed maturity amount(c)                                            $131,104    $131,104
----------------------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                                  $ 10,285    $ (9,367)
----------------------------------------------------------------------------------------------
On June 15, 2012 after $50,000 withdrawal
----------------------------------------------------------------------------------------------
(4) portion of market value adjustment associated with the withdrawal:
    (3) x [$50,000/(1)]                                                 $  3,637    $ (3,847)
----------------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal:
    $50,000 - (4)                                                       $ 46,363    $ 53,847
----------------------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                                $ 91,389    $ 71,737
----------------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                                    $ 84,741    $ 77,257
----------------------------------------------------------------------------------------------
(8) maturity value (d)                                                  $111,099    $101,287
----------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

*In Oregon, seven is the maximum maturity year.

Notes:


 (a)  Number of days from the withdrawal date to the maturity date = D = 1,461

 (b)  Market adjusted amount is based on the following calculation:

        Maturity value                                 $171,882
      ------------------            =            ---------------------       where j is either 5% or 9%
         (1+j)(D/365)                               (1+j)(1,461/365)

 (c)  Fixed maturity amount is based on the following calculation:

        Maturity value                                 $171,882
      ------------------            =            ---------------------
         (1+h)(D/365)                             (1+0.07)(1,461/365)

 (d)  Maturity value is based on the following calculation:

      Fixed maturity amount x (1+h)(D/365)  = ($84,741 or $77,257) x (1+0.07)(1,461/365)



III-1 Appendix III: Market value adjustment example

Appendix IV: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

STATES WHERE CERTAIN EQUI-VEST(SM) EMPLOYER-SPONSORED RETIREMENT PROGRAMS FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:


------------------------------------------------------------------------------------------------------------------------
                                                   Contract type/Series/
State         Features and benefits                Effective Date                       Availability or variation
------------------------------------------------------------------------------------------------------------------------
California    See "Your right to cancel within a                                        If you reside in the state
              certain number of days" in "Con-                                          of California and you are
              tract features and benefits."                                             age 60 or older at the time
                                                                                        the contract is issued,
                                                                                        you may return your
                                                                                        variable annuity contract
                                                                                        within 30 days from the date
                                                                                        that you receive it and
                                                                                        receive a refund as described
                                                                                        below.

                                                                                        If you allocate your entire
                                                                                        initial contribution to the
                                                                                        EQ/Money Market option
                                                                                        (and/or guaranteed inter-
                                                                                        est option), the amount of
                                                                                        your refund will be equal
                                                                                        to your contribution less
                                                                                        interest, unless you make a
                                                                                        transfer, in which case the
                                                                                        amount of your refund
                                                                                        will be equal to your
                                                                                        account value on the date
                                                                                        we receive your request to
                                                                                        cancel at our processing
                                                                                        office. This amount could
                                                                                        be less than your initial
                                                                                        contribution. If you
                                                                                        allocate any portion of
                                                                                        your initial contribution to
                                                                                        the variable investment options
                                                                                        (other than the EQ/Money
                                                                                        Market option) and/or
                                                                                        fixed maturity options,
                                                                                        your refund will be equal
                                                                                        to your account value on the
                                                                                        date we receive your
                                                                                        request to cancel at our
                                                                                        processing office.
------------------------------------------------------------------------------------------------------------------------
Connecticut   See "Withdrawal charge" in "Fees     The changes apply to contracts       The withdrawal charge
              and charges" under "EQUI-VEST(SM)    issued on or after the dates indi-   percentage that applies
              at a glance -- key features;" and    cated for the contract types         depends on the contract
              in "Charges under the contract"      indicated as follows:                year in which the with-
              under "Charges and expenses"                                              drawal is made, according
                                                   EDC -- June 20, 2003                 to the following table:
                                                   TSA, and Annuitant owned HR-10
                                                   contract series 200 -- June 14,      Contract Year(s)   Charge
                                                   2004                                   1 through 5        6%*
                                                                                               6              5
                                                                                               7              4
                                                                                               8              3
                                                                                               9              2
                                                                                              10              1
                                                                                          11 and later        0

                                                                                        *This percentage may be
                                                                                        reduced at older ages for
                                                                                        certain contract series. Your
                                                                                        financial professional can
                                                                                        provide further details
                                                                                        about the contract series
                                                                                        you own.

                                                   SIMPLE IRA contract series 400       The amount of the
                                                   -- March 3, 2004                     withdrawal charge we deduct
                                                   SEP and SARSEP contract series       is equal to 6% of
                                                   300 and Trusteed contracts series    contributions withdrawn
                                                   200 -- June 14, 2004                 that exceed
                                                                                        the 10% free withdrawal
                                                                                        amount, that were made in
                                                                                        the current and four prior
                                                                                        contract years and 5% of
                                                                                        contributions withdrawn
                                                                                        that were made in the con-
                                                                                        tract year immediately
                                                                                        preceding the four prior
                                                                                        contract years.
------------------------------------------------------------------------------------------------------------------------


                                 Appendix IV: State contract availability and/or
                                variations of certain features and benefits IV-1

------------------------------------------------------------------------------------------------------------------------------
                                                       Contract type/Series/
State           Features and benefits                  Effective Date                       Availability or variation
------------------------------------------------------------------------------------------------------------------------------
Illinois        For SEP and SARSEP IRA Contract Series 300 and SIMPLE IRA Contract Series 400 issued on or after September
                24, 2007:

                See "Withdrawal charge" in "Fees       The change applies to SEP and        The amount of the withdrawal
                and charges" under "EQUI-VEST(SM)      SARSEP IRA contract series 300       charge we deduct is
                employer-sponsored retirement          and to SIMPLE IRA contract series    equal to 6% of contributions
                programs at a glance -- key fea-       400.                                 withdrawn that exceed
                tures;" and "Withdrawal charge                                              the 10% free withdrawal amount,
                for series 300 and 400 contracts"                                           that were made in
                under "Charges and expenses"                                                the current and four prior
                                                                                            contract years and 5% of
                                                                                            contributions withdrawn that
                                                                                            were made in the con-
                                                                                            tract year immediately preceding
                                                                                            the four prior contract years.
------------------------------------------------------------------------------------------------------------------------------
Massachusetts   See "Disability, terminal illness or   The change applies to SEP,           The disability, terminal illness
                confinement to nursing home" in        SARSEP IRA series 300, SIMPLE        or confinement to a
                "Charges under the contracts"          IRA series 400 contracts issued on   nursing home withdrawal charge
                under "Charges and expenses"           or after November 27, 2006.          waiver is not available.
------------------------------------------------------------------------------------------------------------------------------
New York        See "Fixed maturity options" in        Series 100 contracts                 Fixed maturity options are not
                "What are your investment                                                   available.
                options under the contract" under
                "Contract features and benefits"                                            In the second to last paragraph
                                                                                            in this section, the
                See "Selecting an annuity payout                                            second line in the paragraph
                option" in "Your annuity payout                                             "(1) the amount
                option" under "Accessing your                                               applied to purchase the
                money"                                                                      annuity;" is deleted in its
                                                                                            entirety and replaced with the
                                                                                            following:

                                                                                            (1) The amount applied to
                                                                                                provide the annuity will
                                                                                                be: (a) the account value
                                                                                                for any life annuity
                                                                                                form or (b) the cash value
                                                                                                for any period certain
                                                                                                annuity form except that,
                                                                                                if the period certain is
                                                                                                more than five years, the
                                                                                                amount applied will be
                                                                                                no less than 95% of the
                                                                                                account value.
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania    See "Fixed maturity options" in        Series 100, 200 and 300 con-         Fixed maturity options are not
                "What are your investment              tracts                               available.
                options under the contract" under
                "Contract features and benefits"

                See "Loans under TSA, govern-          EDC 457 Contracts                    Taking a loan in excess of the
                mental employer EDC and                                                     Internal Revenue Code
                Corporate Trusteed contracts" in                                            limits may result in adverse tax
                "Accessing your money"                                                      consequences. Please
                                                                                            consult your tax adviser before
                                                                                            taking a loan that
                                                                                            exceeds the Internal Revenue
                                                                                            Code limits.
------------------------------------------------------------------------------------------------------------------------------
Texas           See "Total Annual Expenses" in         EQUI-VEST(SM) TSA contracts series   Total Separate Account A annual
                the "Fee Table" section under          200 issued on or after August 1,     expenses and total annual
                "Maximum total Separate                2002                                 expenses of the Trusts when
                Account A annual expenses" for                                              added together are not permitted
                series 200                             For TSA contract owners who are      to exceed 2.75% (except for the
                                                       employees of public school dis-      Multimanager Aggressive Equity,
                                                       tricts and open enrollment charter   AXA Moderate Allocation,
                                                       schools (grades K-12) who are        EQ/Alliance Common Stock and
                                                       participants in the TSA plan, the    EQ/Money Market options which
                                                       providers of which are subject to    are not permitted to exceed
                                                       the 403(b) Certification Rules of    1.75%) unless the Teachers
                                                       the Teacher Retirement System of     Retirement System of Texas
                                                       the State of Texas, and who enroll   permits a higher rate.
                                                       and contribute to the TSA con-
                                                       tracts through a salary reduction    Currently this expense
                                                       agreement.                           limitation has the effect of
                                                                                            reducing the total expenses
                                                                                            applicable to options funded by
                                                                                            the Multimanager Health Care,
                                                                                            Multimanager International
                                                                                            Equity, Multimanager Mid Cap
                                                                                            Growth, Multimanager Mid Cap
                                                                                            Value, Multimanager Small Cap
                                                                                            Growth, Multimanager Small Cap
                                                                                            Value, Multimanager Technology,
                                                                                            and EQ/Van Kampen Emerging
                                                                                            Markets Equity portfolios.
------------------------------------------------------------------------------------------------------------------------------



IV-2 Appendix IV: State contract availability and/or variations of certain features and benefits

---------------------------------------------------------------------------------------------------------------------------
                                                       Contract type/Series/
State           Features and benefits                  Effective Date                     Availability or variation
---------------------------------------------------------------------------------------------------------------------------
Texas (cont.)   See "Withdrawal Charge" in                                                6% of the amount withdrawn,
                "Fees and charges" under "EQUI-                                           generally declining
                VEST(SM) employer-sponsored                                               for the first through 12th
                programs at a glance -- key fea-                                          contract years;
                tures," and in "Charges under the
                contract" in "Charges and                                                 Contract year(s)   Charge
                expenses."                                                                      1            6.00%
                                                                                                2            5.75%
                                                                                                3            5.50%
                                                                                                4            5.25%
                                                                                                5            5.00%
                                                                                                6            4.75%
                                                                                                7            4.50%
                                                                                                8            4.25%
                                                                                                9            4.00%
                                                                                                10           3.00%
                                                                                                11           1.00%
                                                                                                12           1.00%
                                                                                           13 and later      0.00%

                                                                                          The total of all withdrawal
                                                                                          charges may not exceed 8% of all
                                                                                          contributions made during a
                                                                                          specified period before the
                                                                                          withdrawal is made.

                Unavailability of investment        Applies to all contracts regardless   EQ/AXA Rosenberg Value
                option                              of the date of contract issue for     Long/Short Equity investment
                                                    contract owners who are employ-       option is closed for all new
                                                    ees of public school districts and    contributions and incoming
                                                    open enrollment charter schools       transfers.
                                                    (K-12).
                See the SAI for condensed finan-
                cial Information.
---------------------------------------------------------------------------------------------------------------------------
Utah            See "Withdrawal charge" in "Fees    The change applies to SIMPLE IRA      The amount of the withdrawal
                and charges" under "EQUI-VEST(SM)   contract series 400 issued on or      charge we deduct is equal to 6%
                employer-sponsored retirement       after November 27, 2006.              of contributions withdrawn that
                programs at a glance -- key fea-                                          exceed the 10% free withdrawal
                tures;" and "Withdrawal charge                                            amount, that were made in the
                for series 300 and 400 contracts"                                         current and four prior contracts
                under "Charges and expenses"                                              years and 5% of contributions
                                                                                          withdrawn that were made in the
                                                                                          contract year immediately
                                                                                          preceding the four prior
                                                                                          contract years.
---------------------------------------------------------------------------------------------------------------------------
Vermont         See "Loans under TSA, govern-                                             Taking a loan in excess of
                mental employer EDC and                                                   Internal Revenue Code limits may
                Corporate Trusteed contracts" in                                          result in adverse tax
                "Accessing your money"                                                    consequences. Please consult
                                                                                          your tax adviser before taking a
                                                                                          loan that exceeds the Internal
                                                                                          Revenue Code limits.
---------------------------------------------------------------------------------------------------------------------------
Washington                                          The changes apply to contracts
                                                    issued on or after August 13,
                                                    2001

                Fixed Maturity Options              All contract types and series         Not available

                See Annual administrative charge    All contract types and series         This charge is deducted pro rata
                in "Fees and charges" under                                               from the variable investment
                "EQUI-VEST(SM) at a glance -- key                                         options. If your account value
                features" and in "Charges under                                           is allocated 100% to the
                the contract" under "Charges and                                          guaranteed interest option, the
                expenses"                                                                 charge will be waived.

                See page 5 "Index of key words      Trusteed contracts                    Not available
                and phrases"
---------------------------------------------------------------------------------------------------------------------------



                                 Appendix IV: State contract availability and/or
                                variations of certain features and benefits IV-3

--------------------------------------------------------------------------------------------------------------------
                                                 Contract type/Series/
State        Features and benefits               Effective Date                   Availability or variation
--------------------------------------------------------------------------------------------------------------------
Washington   See "Withdrawal charge" in "Fees    SIMPLE IRA contract series 400   In the case of terminations or
(cont.)      and charges" under "EQUI-VEST(SM)                                    surrenders, we will pay you the
             at a glance -- key features;" and                                    greater of (i) the cash value or
             in "Charges under the contract"                                      (ii) the free withdrawal amount
             under "Charges and expenses"                                         plus 94% of the remaining
                                                                                  account value. For issue ages 60
                                                                                  and older, the percentage is 95%
                                                                                  of the remaining account value
                                                                                  in the 5th contract year and
                                                                                  later; and for issue ages under
                                                                                  60, the percentage is 94.5% of
                                                                                  the remaining account value in
                                                                                  the 6th contract year and later.

             Withdrawal charge waiver                                             For SIMPLE IRA, the withdrawal
                                                                                  charge is waived after five
                                                                                  contract years and the annuitant
                                                                                  is at least 59-1/2.
--------------------------------------------------------------------------------------------------------------------



IV-4 Appendix IV: State contract availability and/or variations of certain features and benefits

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          Page
Who is AXA Equitable?                                                        2
Calculation of annuity payments                                              2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                3
Calculating unit values                                                      3
Condensed financial information                                              4
Financial statements                                                        45



How to Obtain an EQUI-VEST(SM) Statement of Additional Information for Separate Account A

Call 1 (800) 628-6673 or send this request form to:
     EQUI-VEST(SM)
     Employer Sponsored Programs
     Processing Office
     AXA Equitable
     P.O. Box 4956
     Syracuse, NY 13221-4956

--------------------------------------------------------------------------------


Please send me an EQUI-VEST(SM) Statement of Additional Information dated May 1, 2008
(Employer Sponsored Retirement Programs)



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address



--------------------------------------------------------------------------------
City                                    State                   Zip


                                                                          X02042

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008, TO THE EQUI-VEST(SM)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1, 2008

--------------------------------------------------------------------------------



This Supplement modifies certain information in the prospectus dated May 1, 2008 (the "Prospectus") for EQUI-VEST(SM) Employer-Sponsored Retirement programs, deferred variable annuity contracts offered by AXA Equitable Life Insurance Company ("AXA Equitable"). AXA Equitable offers its EQUI-VEST(SM) Series 100 and 200 TSA contracts to participants in the TSA plan for the Detroit Board of Education. This Supplement describes the material differences between the Series 100 and 200 TSA plan for the Detroit Board of Education and the EQUI-VEST(SM) Series 100 and 200 TSA contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus.


o ANNUAL ADMINISTRATIVE CHARGE. The annual administrative charge is waived; therefore all references in the prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.





































          FOR USE ONLY WITH DETROIT BOARD OF EDUCATION TSA CONTRACTS

     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234


Form No. 888-1413                                             Catalog No. 138435

                                                                          x02006

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008 TO EQUI-VEST(SM) EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1, 2008


FOR EMPLOYEES OF ALLEGHENY COUNTY, PENNSYLVANIA
--------------------------------------------------------------------------------


This Supplement modifies certain information contained in the prospectus dated May 1, 2008 ("Prospectus") as it relates to the Series 200 EDC Contracts offered by AXA Equitable Life Insurance Company ("AXA Equitable"). The Series 200 EDC Contracts, modified as described below (the "Modified EDC Contracts"), are offered to employees of Allegheny County, Pennsylvania, on the basis described in the Prospectus, except that the withdrawal charge and annual administrative charge applicable to the Modified EDC Contracts will be as follows:


o WITHDRAWAL CHARGE. The withdrawal charge schedule for the Modified EDC Contract is as follows:


--------------------------------------------------------------
      Contract Year(s)        Withdrawal Charge
--------------------------------------------------------------
           1                       6%
           2                       5
           3                       4
           4                       3
           5                       2
           6+                      0
--------------------------------------------------------------

This table replaces the table in the Prospectus under "Withdrawal charge for series 100 and 200 contracts" under the heading "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts" in "Charges and expenses."

No withdrawal charge will apply in the event of the:
     -- Death
     -- Disability
     -- Separation from service from Allegheny County
     -- Retirement of the participant.

o ANNUAL ADMINISTRATIVE CHARGE.The annual administrative charge is waived; therefore all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.


Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).















     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                       Insurance Company (AXA Equitable).
   Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC.
                1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234


                                                                          x02007

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008 TO THE MAY 1, 2008 EQUI-VEST(SM)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS, SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR:


EQUI-VEST(SM) TSA SERIES 200 CERTIFICATES AND CONTRACTS (THE "MODIFIED TSA CONTRACTS") FOR BROWARD COUNTY PUBLIC SCHOOLS, FLORIDA
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplement to prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST(SM) employer-sponsored retirement programs offered by AXA Equitable Life Insurance Company ("AXA Equitable").

AXA Equitable offers the Modified TSA Contracts as described below, to participants in the TSA Plan for Broward County Public Schools, Florida. This Supplement describes the material differences between the Modified TSA Contracts and the EQUI-VEST(SM) series 200 contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus. Material differences between the Modified TSA Contracts and the TSA provisions described in the EQUI-VEST(SM) series 200 Prospectus include the following:

A. Administrative charge. The annual administrative charge is waived; therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. Withdrawal charges. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed:

1. The next to the last bullet in "Additional features" under "EQUI-VEST(SM) employer-sponsored retirement programs at a glance--key features" is deleted in its entirety and replaced by the following: Waiver of withdrawal charge under certain circumstances and contracts. See "Charges and expenses" later in this prospectus.

2. In the section "Charges and expenses" of the Prospectus, under "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts" the following is added after the bullet under the heading "No withdrawal charge applies under a TSA or EDC (subject to state availability) contract if:" FOR THE MODIFIED TSA CONTRACTS ONLY:

No withdrawal charge applies for the Modified TSA Contracts if:

(1)  the participant has retired from employment;

(2)  the participant has separated from service at any time;

(3)  the participant has reached age 59-1/2;

(4) the amount withdrawn is intended to satisfy the minimum distribution requirements;

(5) the employer certifies to us that the amount withdrawn is a "hardship withdrawal" pursuant to applicable Treasury Regulations;

(6)  the participant is disabled (special federal income definition);

(7) we receive proof satisfactory to us that the participant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

(8) the amount withdrawn is attributable to contributions that were made prior to 1/1/1989, and any earnings credited on such contributions prior to 1/1/1989;

(9) the participant is rolling over funds as a result of one of the distributable events in (1), (2), (3) and (6) above and (10) below for spousal beneficiaries only, or rollover of unrestricted funds in (8) from EQUI-VEST to another third-party provider;

(10) the participant dies and a death benefit is payable to the beneficiary;

(11) the withdrawal is made to purchase a payout annuity from AXA Equitable.



Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).



                FOR USE ONLY WITH TSA CERTIFICATES/CONTRACTS OF
                    BROWARD COUNTY PUBLIC SCHOOLS, FLORIDA
                                                                          x02008

     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008 TO THE MAY 1, 2008 EQUI-VEST(SM)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS, SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR:


EQUI-VEST(SM) TSA SERIES 100 AND 200 CERTIFICATES AND CONTRACTS AND EDC SERIES 200 CONTRACTS (THE "MODIFIED CONTRACTS") FOR CHARLOTTE-MECKLENBERG PUBLIC SCHOOLS, NORTH CAROLINA.

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplement to prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST(SM) employer-sponsored retirement programs offered by AXA Equitable Life Insurance Company ("AXA Equitable"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

AXA Equitable offers the Modified Contracts described below to participants in the TSA and EDC Plans for Charlotte-Mecklenberg Public Schools, North Carolina. This Supplement describes the material differences between the Modified Contracts and the EQUI-VEST(SM) series 100 and 200 contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus. Material differences between the Modified Contracts and the TSA and EDC provisions described in the series 100 and 200 prospectus include the following:

A. Administrative charge. The annual administrative charge is waived; therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. Withdrawal charges. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed:

1. The next to last bullet in "Additional features" under "EQUI-VEST(SM) employer-sponsored retirement programs at a glance - key features" is deleted in its entirety and replaced with the following:

     o Waiver of withdrawal charge under certain circumstances and contracts. See "Charges and expenses" later in this Prospectus.

2. In the section "Charges and expenses" of the Prospectus, under "Withdrawal charge for series 100 and 200 contracts," "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts," the fifth paragraph and bulleted statement that follow that paragraph are replaced with the following:

     No withdrawal charge applies under TSA or EDC contracts if:

     o    The annuitant separates from service at any time;

     o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or is totally disabled;

     o    The annuitant retires from employment;

     o The annuitant makes a withdrawal to satisfy minimum distribution requirements; or

     o The annuitant elects a withdrawal that qualifies as a hardship withdrawal (or for EDC, an unforeseeable emergency withdrawal) under the Internal Revenue Code.

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).



FOR USE WITH TSA and EDC CERTIFICATES/CONTRACTS OF CHARLOTTE-MECKLENBERG PUBLIC
                                    SCHOOLS

                                 NORTH CAROLINA


     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                       Insurance Company (AXA Equitable).
   Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC.
                1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234


888-1359                                                                 x02009

AXA Equitable Life Insurance Company

SUPPLEMENT DATED MAY 1, 2008 TO THE MAY 1, 2008 EQUI-VEST(SM)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS, SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR:


EQUI-VEST(SM) TSA series 100 and 200 certificates and contracts and EDC series 200 contracts (the "Modified Contracts") for the Douglas County School District, Colorado.

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplement to prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST(SM) employer-sponsored retirement programs offered by AXA Equitable Life Insurance Company ("AXA Equitable").

AXA Equitable offers the Modified Contracts described below to participants in the TSA and EDC Plans for the Douglas County School District, Colorado. This Supplement describes the material differences between the Modified Contracts and the EQUI-VEST(SM) series 100 and 200 certificates/contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus. Material differences between the Modified Contracts and the TSA and EDC provisions described in the series 100 and 200 prospectus include the following:

A. Administrative charge. The annual administrative charge is waived; therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. Withdrawal charges. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed:

     1. The next to last bullet in "Additional features" under "EQUI-VEST(SM) employer-sponsored retirement programs at a glance -- key features" is deleted in its entirety and replaced with the following:

     o Waiver of withdrawal charge under certain circumstances and contracts. See "Charges and expenses" later in this Prospectus.

     2. In the section "Charges and expenses" of the Prospectus, under "Withdrawal charge for series 100 and 200 contracts," "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts," the fifth paragraph and bulleted statement that follow that paragraph are replaced with the following:

           No withdrawal charge applies under TSA or EDC contracts if:

     o     The annuitant separates from service at any time;

     o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or is totally disabled;

     o The annuitant makes a withdrawal to satisfy minimum distribution requirements;

     o The annuitant elects a withdrawal that qualifies as a hardship withdrawal (or for EDC, an unforeseeable emergency withdrawal) under the Internal Revenue Code;

     o We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less;

     or

     o The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care services, or
     (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

         -- its main function is to provide skilled, intermediate or custodial nursing care;

         --  it provides continuous room and board to three or more persons;

         --  it is supervised by a registered nurse or licensed practical nurse;

         --  it keeps daily medical records of each patient;

         --  it controls and records all medications dispensed; and

         --  its primary service is other than to provide housing for residents.


For use with TSA and EDC certificates/contracts of the Douglas County School
                               District, Colorado
                                                                          x02010

C. Current total Separate Account A annual expenses. The following changes are made to reflect a change in the current total Separate Account A annual expenses:

     1. The following sentence is added at the end of the first bullet in "Fees and charges" under the "EQUI-VEST(SM) employer-sponsored retirement programs at a glance -- key features" in the Prospectus:

         For series 100 and 200 Modified Contracts only, we deduct a daily charge on amounts invested in the variable investment options for mortality and expense risks and other expenses at a current annual rate of 0.90%.

     2. The following footnote(+) is added to "Maximum total Separate Account A annual expenses" under "Fee table" in the Prospectus:

     (+) For Modified Contracts, the current total Separate Account A annual charge is 0.90% of the value of the assets in each variable investment option (this reflects a decrease in the current charge for the mortality and expense risk charge or other expenses).

     3. The section entitled, "Charges under the contracts" under "Charges and expenses" is modified as follows:

         MORTALITY AND EXPENSE RISKS CHARGE. The following information replaces the first paragraph (including the chart) of this section:

         We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is equivalent to an annual rate of 0.65% of the net assets in each of the variable investment options.

         CHARGE FOR OTHER EXPENSES. The following information replaces this section in its entirety:

         We deduct a daily charge from the net assets in each variable investment option to reimburse us for the cost of financial accounting services we provide under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each of the variable investment options.

D. Condensed Financial Information. The unit values and number of units outstanding shown below as of December 31, 2007 are for contracts offered under Separate Account A with the same daily asset charge of 0.90%.

EQUI-VEST(SM) Modified Douglas County School District

Unit values and number of units outstanding for each variable investment option, except for those options offered for the first time on or after December 31, 2007.



------------------------------------------------------------------------------------------------------
                                                      For the years ending December 31,
                                        --------------------------------------------------------------
                                              2003         2004         2005         2006         2007
------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------
  Unit value                              $ 109.27     $ 121.06     $ 129.64     $ 151.47     $ 159.36
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1            1            5            9
------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------
  Unit value                              $ 102.27     $ 107.45     $ 109.09     $ 115.00     $ 120.57
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            1            1            2
------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------
  Unit value                              $ 104.26     $ 111.33     $ 113.91     $ 122.77     $ 128.34
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1            2            4            7
------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------
  Unit value                              $ 163.61     $ 176.72     $ 183.99     $ 201.66     $ 212.90
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           43           46           56           60           67
------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------
  Unit value                              $ 108.08     $ 119.63     $ 126.46     $ 143.50     $ 151.29
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            3            6           16           35
------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------
  Unit value                              $ 175.55     $ 199.03     $ 206.24     $ 226.80     $ 233.16
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           44           45           65           65           67
------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------
  Unit value                              $ 149.21     $ 151.11     $ 151.99     $ 155.73     $ 165.32
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3            2            3            3            3
------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------
  Unit value                              $ 109.44     $ 128.49     $ 147.18     $ 180.59     $ 200.46
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           18           20           28           31           36
------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------
  Unit value                              $  59.16     $  63.54     $  72.38     $  71.34     $  80.58
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3            3            4            6            9
------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------
  Unit value                              $ 157.69     $ 162.53     $ 164.70     $ 169.90     $ 176.45
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2            3            5            4            6
------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------
  Unit value                              $ 143.04     $ 161.98     $ 179.44     $ 194.31     $ 225.25
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            6            7           11           11           12
------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------
  Unit value                              $ 104.15     $ 117.09     $ 122.34     $ 147.18     $ 139.22
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3            7           13           18           16
------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------
  Unit value                              $  99.57     $ 102.25     $ 108.95     $ 109.53     $ 112.11
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------
  Unit value                              $ 144.90     $ 158.78     $ 161.99     $ 194.11     $ 194.62
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3            4            9            9           12
------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------
  Unit value                              $  97.27     $ 117.26     $ 128.80     $ 160.43     $ 175.18
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            5            6           10           14           20
------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 107.08     $ 112.64     $ 129.46     $ 133.03
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            1            1            2
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     For the years ending December 31,
------------------------------------------------------------------------------------------------------
                                             2003        2004        2005        2006         2007
------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------
  Unit value                              $ 81.01    $  83.16    $  89.61    $  93.45     $ 103.84
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1           1           2           3            3
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------
  Unit value                              $ 67.15    $  70.23    $  73.16    $  77.86     $  81.39
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1           1           1           1            1
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------
  Unit value                              $106.04    $ 116.55    $ 122.50    $ 136.03     $ 137.03
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           7           8          14          14           25
------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --    $ 104.28    $ 111.58     $ 113.67
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --            1
------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --     $  97.21
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --            1
------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------
  Unit value                              $173.95    $ 190.50    $ 197.59    $ 225.93     $ 235.57
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          10          14          23          26           28
------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --    $  97.60    $ 100.03     $ 108.35
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --            1
------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------
  Unit value                              $ 79.22    $  84.03    $  86.57    $  90.83     $ 100.21
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1           1           2           3            2
------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------
  Unit value                              $ 98.80    $ 113.60    $ 119.75    $ 132.35     $ 141.69
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           4           6          15          19           24
------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --    $ 104.43     $ 105.62
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --            7
------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --    $ 108.37     $  98.12
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --           --
------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --     $  95.43
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --            1
------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --    $ 105.35    $ 117.15     $ 120.07
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --           --
------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------
  Unit value                                   --    $ 113.34    $ 117.17    $ 137.99     $ 149.46
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           1           2            5
------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------
  Unit value                              $ 90.25    $ 101.61    $ 117.94    $ 139.38     $ 159.14
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1           2           4           5            5
------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --    $ 115.34    $ 143.61     $ 165.37
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --           1            2
------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------
  Unit value                              $110.17    $ 113.65    $ 115.13    $ 118.73     $ 121.31
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1           2           3           4            6
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                       For the years ending December 31,
------------------------------------------------------------------------------------------------------
                                             2003         2004         2005         2006         2007
------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------
  Unit value                              $ 98.05     $ 107.74     $ 109.96     $ 132.37     $ 129.59
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           2            1            5            5            7
------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------
  Unit value                              $ 81.18     $  89.62     $  95.21     $ 106.56     $ 109.70
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1            1            1            1            1
------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------
  Unit value                              $ 81.47     $  90.93     $  87.96     $ 104.93     $ 120.23
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           6            7           25           26           26
------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 106.52     $ 112.77     $ 105.13
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            1            1
------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 100.29     $ 101.20     $ 107.70
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            1            1
------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 106.30     $ 123.48     $ 126.61
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            1            1
------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 105.93     $ 118.30     $ 129.75
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 111.82     $ 124.58     $ 124.17
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --            2
------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------
  Unit value                              $120.75     $ 132.24     $ 145.08     $ 157.18     $ 177.63
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           3            5           11           16           21
------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------
  Unit value                              $100.68     $ 117.59     $ 129.73     $ 144.61     $ 141.01
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           5            8           15           16           19
------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------
  Unit value                              $127.81     $ 127.96     $ 130.47     $ 135.41     $ 140.86
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           2            2           19           19           26
------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 104.76     $ 109.43     $ 117.07     $ 140.16
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --            1
------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --     $ 107.25     $ 108.03
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            1            1
------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --     $ 111.10     $ 116.38
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --            1
------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --           --     $  95.45
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --     $ 111.14     $ 108.19
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --            1
------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $  99.64     $  99.13     $ 109.51
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --            7
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                       For the years ending December 31,
------------------------------------------------------------------------------------------------------
                                              2003         2004         2005         2006         2007
------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --     $ 100.09     $ 103.12     $ 107.62
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------
  Unit value                              $ 118.42     $ 138.09     $ 142.68     $ 166.44     $ 161.92
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1            2            5            6            7
------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 111.33     $ 114.73     $ 109.14     $ 115.97
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --            4
------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --     $ 107.73     $ 108.98
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --            1            1
------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 109.34     $ 118.12     $ 133.62     $ 133.96
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --     $ 104.60     $ 120.15     $ 116.08
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --            1            1
------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------
  Unit value                              $ 134.89     $ 165.33     $ 217.56     $ 295.50     $ 415.87
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2            2            2            6            9
------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --     $ 124.11     $ 134.38     $ 163.01
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --            1            3
------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --           --     $  83.06
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --            9
------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------
  Unit value                              $  86.37     $  96.18     $ 103.39     $ 107.97     $ 119.48
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           49           50           54           53           52
------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------
  Unit value                              $ 110.22     $ 113.47     $ 114.42     $ 117.67     $ 123.90
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1            2            2            3
------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------
  Unit value                              $ 100.74     $ 111.95     $ 118.66     $ 123.63     $ 133.49
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1            2            3            3
------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------
  Unit value                              $ 130.87     $ 141.28     $ 144.66     $ 157.99     $ 161.88
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2            2            4            4            5
------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------
  Unit value                              $ 104.39     $ 121.98     $ 139.55     $ 173.31     $ 193.09
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1            2            4            5
------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------
  Unit value                              $  97.48     $ 105.95     $ 112.07     $ 126.14     $ 131.25
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            1           --            1
------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------
  Unit value                              $  88.25     $  93.28     $  99.37     $  98.58     $ 108.68
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1            2           --            4
------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------
  Unit value                              $ 103.20     $ 117.02     $ 124.20     $ 146.87     $ 150.84
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1            2            2            3
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                      For the years ending December 31,
------------------------------------------------------------------------------------------------------
                                             2003        2004         2005         2006         2007
------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------
  Unit value                              $ 86.54    $  95.83     $ 102.93     $ 111.81     $ 123.99
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1           1            3            3            4
------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------
  Unit value                              $103.15    $ 117.75     $ 125.26     $ 142.42     $ 141.27
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1           1            2            2            3
------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------
  Unit value                                   --    $ 114.70     $ 122.18     $ 133.44     $ 137.10
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --            1            1            3
------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------
  Unit value                              $155.30    $ 180.23     $ 186.98     $ 215.15     $ 192.22
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           2           4            9           10           13
------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------
  Unit value                              $ 88.87    $  92.46     $ 101.96     $ 108.42     $ 127.01
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           4            6            6            6
------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --     $ 108.47     $ 115.27
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --            1
------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --     $ 109.42     $ 116.42
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --
------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --     $ 110.31     $ 117.39
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --            1
------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --     $ 111.10     $ 118.69
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --
------------------------------------------------------------------------------------------------------



Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).






















EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008 TO THE MAY 1, 2008 EQUI-VEST(SM)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS, SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR:


EQUI-VEST(SM) TSA SERIES 200 CERTIFICATES AND CONTRACTS (THE "MODIFIED TSA CONTRACTS") FOR FROEDTERT MEMORIAL LUTHERAN HOSPITAL

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplement to prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST(SM) employer-sponsored retirement programs offered by AXA Equitable Life Insurance Company ("AXA Equitable").

AXA Equitable offers the Modified TSA Contracts as described below, to participants in the TSA Plan for Froedtert Memorial Lutheran Hospital. This Supplement describes the material differences between the Modified TSA Contracts and the EQUI-VEST(SM) series 200 contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus. Material differences between the Modified TSA Contracts and the TSA provisions described in the EQUI-VEST(SM) series 200 Prospectus include the following:

A. Administrative charge. The annual administrative charge is waived; therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. Withdrawal charges. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed: 1. The next to the last bullet in "Additional features" under "EQUI-VEST(SM) employer-sponsored retirement programs at a glance--key features" is deleted in its entirety and replaced by the following:

o Waiver of withdrawal charge under certain circumstances and contracts. See "Charges and expenses" later in this prospectus.

2. In the section "Charges and expenses" of the Prospectus, under "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts" the sentence "No withdrawal charge applies under a TSA or EDC (subject to state availability) contract if:" and bullet thereunder are deleted in their entirety FOR THE MODIFIED TSA CONTRACTS ONLY, and replaced by the following:


In addition to the foregoing exceptions, no withdrawal charge applies for the Modified TSA Contracts if:

o   the participant has retired from employment;

o   the participant has separated from service at any time;

o the participant has qualified to receive Social Security benefits as certified by the Social Security Administration, or is totally disabled as defined in the contract;

o The amount withdrawn is intended to satisfy the Code's minimum distribution requirements (Section 401(a)(9), applicable after the participant turns age 70-1/2);

o The employer certifies to us that the amount withdrawn is defined as a "hardship withdrawal" pursuant to applicable Treasury Regulations.

C. Current total Separate Account A annual expenses. The following changes are made to reflect a change in the current total Separate Account A annual expenses:

1. The first bullet in "Fees and charges" under the "EQUI-VEST(SM) employer-sponsored retirement programs at a glance--key features" in the Prospectus is modified as follows:

o For series 200 Modified TSA Contracts, we deduct a daily charge on amounts invested in the variable investment options for mortality and expense risks and other expenses at a current annual rate of 0.90%.

2. The following footnote (+) is added to "Maximum total Separate Account A annual expenses " under "Fee table" in the Prospectus:

     (+) For the Modified TSA contracts, the current total Separate Account A annual charge is 0.90% of the value of the assets in each variable investment option (this reflects a decrease in the current charge for the mortality and expense risk charge).


                FOR USE ONLY WITH TSA CERTIFICATES/CONTRACTS OF
                     FROEDTERT MEMORIAL LUTHERAN HOSPITAL
                              MILWAUKEE, WISCONSIN
                                                                          X02011

  Under "Charges under the contracts" in the "Charges and expenses" section of the Prospectus, the following changes are made: 3.

o The chart under "Mortality and expense risks charge" is replaced by the following:


--------------------------------------------------------------------------------
              EQ/AllianceBernstein Common Stock      All Other Variable
                   EQ/Money Market Options         Investment Options
--------------------------------------------------------------------------------
                          Series                         Series
             200                                  200
          ----------------------------------------------------------------------

  Current   0.65%                                0.65%
  Maximum   1.24%                                1.09%
--------------------------------------------------------------------------------

4.  Condensed Financial Information


The unit values and number of units outstanding shown below as of December 31, 2007 are for contracts offered under Separate Account A with the same daily asset charge of 0.90%.




EQUI-VEST(SM) Modified TSA Froedtert Memorial Lutheran Hospital

Unit values and number of units outstanding at year end for each variable investment option, except for those options offered for the first time on or after December 31, 2007


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the years
                                                                                              ending December 31,
                                                                                      ----------------------------------------------
                                                                                                2003         2004
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.27     $ 121.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.27     $ 107.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.26     $ 111.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 163.61     $ 176.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              43           46
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.08     $ 119.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 175.55     $ 199.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              44           45
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 149.21     $ 151.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.44     $ 128.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              18           20
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  59.16     $  63.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 157.69     $ 162.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 143.04     $ 161.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.15     $ 117.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            7
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                         -------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 129.64     $ 151.47     $ 159.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            5            9
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.09     $ 115.00     $ 120.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            2
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.91     $ 122.77     $ 128.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            4            7
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 183.99     $ 201.66     $ 212.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              56           60           67
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.46     $ 143.50     $ 151.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6           16           35
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 206.24     $ 226.80     $ 233.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              65           65           67
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 151.99     $ 155.73     $ 165.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 147.18     $ 180.59     $ 200.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              28           31           36
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  72.38     $  71.34     $  80.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            6            9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 164.70     $ 169.90     $ 176.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5            4            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 179.44     $ 194.31     $ 225.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              11           11           12
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.34     $ 147.18     $ 139.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              13           18           16
------------------------------------------------------------------------------------------------------------------------------------

EQUI-VEST(SM) Modified TSA Froedtert Memorial Lutheran Hospital

Unit values and number of units outstanding at year end for each variable investment option, except for those options offered for the first time on or after December 31, 2007 (continued)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
                                                                                    ------------------------------------------------
                                                                                                2003        2004
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 99.57     $ 102.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $144.90     $ 158.78
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              3            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 97.27     $ 117.26
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              5            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 107.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 81.01     $  83.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 67.15     $  70.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $106.04     $ 116.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              7            8
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $173.95     $ 190.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             10           14
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 79.22     $  84.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 98.80     $ 113.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              4            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                         -------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.95     $ 109.53     $ 112.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 161.99     $ 194.11     $ 194.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9            9           12
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 128.80     $ 160.43     $ 175.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              10           14           20
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.64     $ 129.46     $ 133.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  89.61     $  93.45     $ 103.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            3            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  73.16     $  77.86     $  81.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.50     $ 136.03     $ 137.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14           14           25
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.28     $ 111.58     $ 113.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  97.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 197.59     $ 225.93     $ 235.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              23           26           28
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  97.60     $ 100.03     $ 108.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.57     $  90.83     $ 100.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            3            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.75     $ 132.35     $ 141.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              15           19           24
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.43     $ 105.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 108.37     $  98.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  95.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------

EQUI-VEST(SM) Modified TSA Froedtert Memorial Lutheran Hospital

Unit values and number of units outstanding at year end for each variable investment option, except for those options offered for the first time on or after December 31, 2007 (continued)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
                                                                                       ---------------------------------------------
                                                                                                2003        2004
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 113.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 90.25     $ 101.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $110.17     $ 113.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 98.05     $ 107.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              2            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 81.18     $  89.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 81.47     $  90.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              6            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $120.75     $ 132.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              3            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $100.68     $ 117.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              5            8
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $127.81     $ 127.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              2            2
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                       ---------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.35     $ 117.15     $ 120.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.17     $ 137.99     $ 149.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            2            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.94     $ 139.38     $ 159.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            5            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.34     $ 143.61     $ 165.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.13     $ 118.73     $ 121.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            4            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.96     $ 132.37     $ 129.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5            5            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  95.21     $ 106.56     $ 109.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  87.96     $ 104.93     $ 120.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              25           26           26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.52     $ 112.77     $ 105.13
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.29     $ 101.20     $ 107.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.30     $ 123.48     $ 126.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.93     $ 118.30     $ 129.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.82     $ 124.58     $ 124.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 145.08     $ 157.18     $ 177.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              11           16           21
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 129.73     $ 144.61     $ 141.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              15           16           19
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.47     $ 135.41     $ 140.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              19           19           26
------------------------------------------------------------------------------------------------------------------------------------

EQUI-VEST(SM) Modified TSA Froedtert Memorial Lutheran Hospital

Unit values and number of units outstanding at year end for each variable investment option, except for those options offered for the first time on or after December 31, 2007 (continued)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the years
                                                                                              ending December 31,
                                                                                        --------------------------------------------
                                                                                                2003         2004
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.42     $ 138.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 134.89     $ 165.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.37     $  96.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              49           50
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                      ----------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.43    $  117.07     $ 140.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  107.25     $ 108.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  111.10     $ 116.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  95.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  111.14     $ 108.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.64    $   99.13     $ 109.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.09    $  103.12     $ 107.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 142.68    $  166.44     $ 161.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5            6            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 114.73    $  109.14     $ 115.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --       107.73     $ 108.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.12    $  133.62     $ 133.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.60    $  120.15     $ 116.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 217.56    $  295.50     $ 415.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            6            9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 124.11    $  134.38     $ 163.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  83.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            9
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.39    $  107.97     $ 119.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              54           53           52
------------------------------------------------------------------------------------------------------------------------------------

EQUI-VEST(SM) Modified TSA Froedtert Memorial Lutheran Hospital

Unit values and number of units outstanding at year end for each variable investment option, except for those options offered for the first time on or after December 31, 2007 (continued)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the years
                                                                                              ending December 31,
                                                                                      ----------------------------------------------
                                                                                                2003         2004
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.22     $ 113.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.74     $ 111.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.87     $ 141.28
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            2
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.39     $ 121.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  97.48     $ 105.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  88.25     $  93.28
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.20     $ 117.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.54     $  95.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.15     $ 117.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 114.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 155.30     $ 180.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            4
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  88.87     $  92.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            4
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                       ---------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 114.42     $ 117.67     $ 123.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            2            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.66     $ 123.63     $ 133.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            3            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 144.66     $ 157.99     $ 161.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            4            5
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 139.55     $ 173.31     $ 193.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            4            5
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.07     $ 126.14     $ 131.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.37     $  98.58     $ 108.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           --            4
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 124.20     $ 146.87     $ 150.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            2            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.93     $ 111.81     $ 123.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3            4
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 125.26     $ 142.42     $ 141.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            2            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.18     $ 133.44     $ 137.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 186.98     $ 215.15     $ 192.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9           10           13
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.96     $ 108.42     $ 127.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6            6            6
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 108.47     $ 115.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.42     $ 116.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 110.31     $ 117.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.10     $ 118.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).











                FOR USE ONLY WITH TSA CERTIFICATES/CONTRACTS OF
                     FROEDTERT MEMORIAL LUTHERAN HOSPITAL
                              MILWAUKEE, WISCONSIN


EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008 TO EQUI-VEST(SM) EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1, 2008


--------------------------------------------------------------------------------


This Supplement modifies certain information in the above-referenced prospectus or supplement to prospectus dated May 1, 2008 (together, the "Prospectus") for EQUI-VEST(SM) employer-sponsored retirement programs deferred variable annuity contracts offered by AXA Equitable Life Insurance Company ("AXA Equitable").


AXA Equitable offers a modified version of its EQUI-VEST(SM) Series 200 TSA contracts (the "Modified TSA Agreement") only to participants in qualifying retirement programs of certain nonprofit healthcare organizations. This Supplement describes the material differences between the Modified TSA Agreement and the EQUI-VEST(SM) Series 200 TSA contract described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus.

Material differences between the Modified TSA Agreement and the TSA provisions described in the EQUI-VEST(SM) Prospectus include the following:
o WITHDRAWAL CHARGE. The withdrawal charge schedule for the Modified TSA Agreement is as follows:


---------------------------------------------------------
      Contract Year(s)           Withdrawal Charge
---------------------------------------------------------
           1                          6%
           2                          5
           3                          4
           4                          3
           5                          2
           6+                         0
---------------------------------------------------------

This table replaces the EQUI-VEST(SM) Series 200 withdrawal charge table in "Withdrawal charge for series 100 and 200 contracts" under the heading "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts" in "Charges and expenses."

o EXCEPTIONS TO THE WITHDRAWAL CHARGE. For the modified TSA Agreement, the withdrawal charge section in "Charges and expenses" has been revised to add the following waivers:

     No charge will be applied to any amount withdrawn from the Modified TSA Agreement if:

     --   The annuitant has separated from service, or

     -- The annuitant makes a withdrawal at any time and qualifies to receive Social Security disability benefits as certified by the Social Security Administration or any successor agency, or

     -- The annuitant makes a withdrawal that qualifies as a hardship withdrawal under the Plan and the Code.

o ANNUAL ADMINISTRATIVE CHARGE. The annual administrative charge for participants under the Modified TSA Agreement is at maximum the charge described in the Prospectus -- that is, it is equal to the lesser of $30 or 2% of the account value on the last business day of each year
(adjusted to include any withdrawals made during the year), to be prorated for a fractional year. This charge may be reduced or waived when a Modified TSA Agreement is used by the employer and the required participant services are performed at a modified or minimum level.

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).



                     FOR USE ONLY IN THE STATE OF ILLINOIS


     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234
                                                                          x02012

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008 TO EQUI-VEST(SM) EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1, 2008


--------------------------------------------------------------------------------


This Supplement modifies certain information in the prospectus or supplement to prospectus dated May 1, 2008 (the "Prospectus") for EQUI-VEST(SM) Employer-Sponsored Retirement Programs deferred variable annuity contracts offered by AXA Equitable Life Insurance Company ("AXA Equitable"). AXA Equitable will offer its EQUI-VEST(SM) Series 200 TSA contracts modified with Rider 95MDHOSP (the "Modified TSA Contract") only to employees (age 75 and below) of hospitals and non-profit healthcare organizations doing business in Maryland. This Supplement describes the material differences between the Modified TSA Contract and the EQUI-VEST(SM) Series 200 TSA contract described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus.


Material differences between the Modified TSA Contract and the TSA provisions described in the EQUI-VEST(SM) Prospectus include the following:

o WITHDRAWAL CHARGE. The withdrawal charge schedule for the Modified TSA Contract is as follows:


-------------------------------------------------------------------
      Contract Year(s)        Withdrawal Charge
-------------------------------------------------------------------
           1                       6%
           2                       5
           3                       4
           4                       3
           5                       2
           6+                      0
-------------------------------------------------------------------

This table replaces the EQUI-VEST(SM) Series 200 Withdrawal Charge table in "Withdrawal charge for series 100 and 200 contracts" under the heading "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts" in "Charges and expenses" in the Prospectus.

o EXCEPTIONS TO THE WITHDRAWAL CHARGE. For the modified TSA Contract, the withdrawal charge section in "Charges and expenses" has been revised as follows:

  No charge will be applied to any amount withdrawn from the TSA Contract if:

  -- the annuitant has separated from service, or

  -- the annuitant makes a withdrawal that qualifies as a hardship withdrawal under the Plan and the Code, or

  -- the annuitant makes a withdrawal at any time and qualifies to receive
     Social Security disability benefits as certified by the Social Security Administration or any successor agency or

  -- the annuitant withdraws funds that were transferred on or after January 18, 1996 into the Modified TSA Contract from another tax sheltered annuity contract qualified under Section 403(b) of the Code and issued by an insurance company other than AXA Equitable.

o ANNUAL ADMINISTRATIVE CHARGE. The annual administrative charge is waived; therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.


Because you are purchasing an annuity contract as a Tax Sheltered Annuity
(TSA), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" in the Prospectus.)


o LOANS. Loans will be available under the Modified TSA Contract when the TSA plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Only one outstanding loan will be permitted at any time. There is a minimum loan amount of $1,000 and a maximum loan amount which varies depending on the participant's account value but may never exceed $50,000. For more complete details and rules on Loans, see "Loans from qualified plans and TSAs" under "Tax information" in the Prospectus.



                     FOR USE ONLY IN THE STATE OF MARYLAND

     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234
                                                                         x02013

EQUI-VEST(SM) Employer-Sponsored Retirement Programs


SUPPLEMENT DATED MAY 1, 2008 TO THE EQUI-VEST(SM) EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1, 2008

   EQUI-VEST(SM) Vantage(SM) Additional Contributions Tax-Sheltered (ACTS) Program, New Jersey Department of Higher Education


--------------------------------------------------------------------------------


This Supplement adds to and modifies certain information contained in the Prospectus dated May 1, 2008, for the EQUI-VEST(SM) Employer-Sponsored Retirement Programs offered by AXA Equitable Life Insurance Company ("Prospectus"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. You should keep this Supplement with your prospectus. We will send you another copy of any prospectus or supplement, without charge, upon request.


We offer the EQUI-VEST(SM) Vantage(SM) contract to fund the ACTS Program ("the plan").

The EQUI-VEST(SM) Vantage(SM) ACTS contract is a group variable deferred annuity contract. The employer will be the EQUI-VEST(SM) Vantage(SM) ACTS contract holder. Certain rights may be exercised by employees covered under an employer`s plan (the "participants"). These rights will be set forth in a participation certificate provided to each participant. The 12-month period beginning on the participant`s participation date and each 12-month period thereafter is a "participation year." The "participation date" is the date we receive a participant`s properly completed and signed enrollment form and any other required documents at our processing office. "Contract date" is the date following our acceptance of a properly completed and signed application (and other required documents) on which the first participant is enrolled in the contract. The 12-month period beginning on a contract date and each 12-month period after that is a "contract year." The end of each 12-month period is the "contract anniversary." Terms and other provisions not defined or modified in this Supplement are the same as in the Prospectus.1

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

We offer the EQUI-VEST(SM) Vantage(SM) ACTS contract to purchasers on the same basis and under the same terms and conditions described in the Prospectus as those that apply to EQUI-VEST(SM) Series 100 and 200 contracts, except for certain material differences described in this Supplement. This Supplement should be read together with the Prospectus. You should be aware that an annuity contract that is a Tax Sheltered Annuity (TSA), such as the EQUI-VEST(SM) Vantage(SM) ACTS, does not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before participating in an EQUI-VEST(SM) Vantage(SM) ACTS, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of this annuity with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).

                                  ----------

See "Tax information" in the Prospectus for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information for TSA contracts.

Material differences between EQUI-VEST(SM) Vantage(SM) ACTS and the provisions of the EQUI-VEST(SM) Series 100 and 200 contracts described in the Prospectus include the information above as well as the following:

-------
1 This Supplement distinguishes between "contract" and "participation certificate" as well as "contract holder" and "participant" when describing the EQUI-VEST(SM) Vantage(SM) ACTS product. The Prospectus does not make these distinctions and generally uses the terms "you" and "your" when referring to the person who has the right or responsibility that the Prospectus is discussing at that point, and to "contract" when referring to the participation certificate or contract that includes the right being discussed.


         For use with the Additional Contributions Tax-Sheltered Program


                                                                          X02014
888-1353 (5/08)                                     Catalog Number 133282 (5/08)

1. THE FOLLOWING IS ADDED TO "EQUI-VEST(SM) EMPLOYER-SPONSORED RETIREMENT PROGRAMS AT A 1. GLANCE -- KEY FEATURES" UNDER "FEES AND CHARGES" IN THE
    PROSPECTUS:


------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES FOR
EQUI-VEST(SM) VANTAGE(SM)     o   Separate account charge deducted daily on amounts invested in variable investment
ACTS                              options: 0.70%.

                              o   Annual administrative charge: There is no annual administrative charge.

                              o   Charge for third-party transfer (such as in the case of a direct plan-to-plan transfer of the account value or a contract exchange under the same 403(b) plan to an employer-designated funding vehicle or a direct rollover to another eligible retirement plan: $25 current ($65 maximum) per occurrence per participant.

                              o   No sales charge deducted at the time contributions are made.

                              o   Withdrawal charge: There is no withdrawal charge.

                              o   Annual expenses of EQ Advisors Trust and AXA Premier VIP Trust (the "Trusts")
                                  portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee table" later in this prospectus.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.



------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                  Investment Manager (or Sub-Adviser(s), as
Portfolio Name               Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION      Seeks long-term capital appreciation and current income.   o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                      Investment Manager (or Sub-Adviser(s), as
Portfolio Name               Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE   Seeks to achieve capital appreciation.                    o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   Seeks to provide current income and long-term growth of   o BlackRock Investment Management
 VALUE                       income, accompanied by growth of capital.                   International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.          o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                           o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                         Investment Manager (or Sub-Adviser(s), as
Portfolio Name               Objective                                                    applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses that          o AllianceBernstein L.P.
                             approximates the total return performance of the S&P 500
                             Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                Seeks to achieve long-term growth of capital.                 o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND        Seeks to provide a high total return consistent with          o JPMorgan Investment Management Inc.
                             moderate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET              Seeks to obtain a high level of current income, preserve its  o The Dreyfus Corporation assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the         o AllianceBernstein L.P.
                             deduction of Portfolio expenses) the total return of the
                             Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and           o T. Rowe Price Associates, Inc.
 STOCK                       secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------



You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the portfolios. The prospectuses should be read carefully before investing.




3. THE FOLLOWING TABLE AND EXAMPLE ARE ADDED BEFORE "CONDENSED FINANCIAL INFORMATION" IN "FEE TABLE" IN THE PROSPECTUS:



FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the EQUI-VEST(SM) Vantage(SM) ACTS certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Supplement.

The first table describes fees and expenses that you will pay at the time that you surrender the certificate, purchase a Variable Immediate Annuity payout option or make certain transfers and rollovers. Charges for certain features shown in the fee table are mutually exclusive.



------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Withdrawal charge as a percentage of the amount withdrawn (deducted when you
surrender your certificate or make certain withdrawals)                                    0%

Charge if you elect a Variable Immediate Annuity payout option (which is described
in a separate prospectus for that option)                                                  $350

Charge for third-party transfer or direct rollover                                         $65 maximum per participant for each
                                                                                           occurrence;
                                                                                           currently $25 per participant for
                                                                                           each occurrence.

The next table describes the fees and expenses that you will pay periodically during the time that you own the certificate, not including underlying trust portfolio fees and expenses.
------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value on each contract date anniversary
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge                                                        $0
------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Separate account annual expenses(1)                                                         0.70%
------------------------------------------------------------------------------------------------------------------------------------



You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the certificate. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


------------------------------------------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted         Lowest     Highest
from portfolio assets including management fees, 12b-1 fees, service fees, and/or      ------     -------
other expenses)(2)                                                                      0.63%      1.34%

This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.



------------------------------------------------------------------------------------------------------------------------------------
                                                                      Acquired Fund  Total Annual                         Net
                                                                         Fees and      Expenses                         Annual
                                                                         Expenses      (Before        Fee Waivers      Expenses
                               Management                    Other     (Underlying      Expense     and/or Expense   (After Expense
Portfolio Name                   Fees(2)   12b-1 Fees(3)  Expenses(4) Portfolios)(5)  Limitations) Reimbursements(6)  Limitations)
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation            0.10%      0.25%           0.17%       0.82%          1.34%         (0.17)%           1.17%
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common
Stock                              0.47%      0.25%           0.13%         --           0.85%            --             0.85%
EQ/AllianceBernstein Value         0.59%      0.25%           0.12%         --           0.96%         (0.01)%           0.95%
EQ/Blackrock International Value   0.81%      0.25%           0.19%         --           1.25%          0.00%            1.25%
EQ/Calvert Socially Responsible    0.65%      0.25%           0.23%         --           1.13%         (0.08)%           1.05%
EQ/Equity 500 Index                0.25%      0.25%           0.13%         --           0.63%            --             0.63%
EQ/FI Mid Cap                      0.68%      0.25%           0.13%         --           1.06%         (0.06)%           1.00%
EQ/JPMorgan Core Bond              0.43%      0.25%           0.13%         --           0.81%          0.00%            0.81%
EQ/Money Market                    0.32%      0.25%           0.13%         --           0.70%            --             0.70%
EQ/Small Company Index             0.25%      0.25%           0.14%         --           0.64%          0.00%            0.64%
EQ/T. Rowe Price Growth Stock      0.79%      0.25%           0.14%         --           1.18%         (0.03)%           1.15%
------------------------------------------------------------------------------------------------------------------------------------


Notes:

(1) For mortality and expense risks, and administrative and financial accounting expenses. A portion of this charge is for providing the death benefit.

(2) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (6) for any expense limitation agreement information.


(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940.


(4) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (6) for any expense limitation agreement information.


(5) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(6) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A"-" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits each affected portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fee waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below.



    -----------------------------------------
                 Portfolio Name
    -----------------------------------------
    EQ/AllianceBernstein Common Stock   0.84%
    -----------------------------------------
    EQ/AllianceBernstein Value          0.87%
    -----------------------------------------
    EQ/T. Rowe Price Growth Stock       0.87%
    -----------------------------------------


EXAMPLES: EQUI-VEST(SM) VANTAGE(SM) ACTS CONTRACTS

These examples are intended to help you compare the cost of investing in the EQUI-VEST(SM) Vantage(SM) ACTS contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses).

The examples below show the expenses that a hypothetical certificate holder would pay in the situations illustrated.

We assume that the Contract Year and Participation Year are the same. For a complete description of portfolio charges and expenses, please see the prospectuses for each Trust.

The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the third-party transfer or direct rollover charge and the charge if you elect a Variable Immediate Annuity payout option do apply to amounts in the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                                                                               If you surrender or do not surrender your
                                                                                              contract at
                                       If you annuitize at the end of the                    the end of the
                                             applicable time period                      applicable time period
--------------------------------------------------------------------------------------------------------------------------
                                     1 year    3 years    5 years    10 years    1 year   3 years    5 years    10 years
--------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation              N/A       $1,011     $1,484      $2,790      $214      $661      $1,134     $2,440
--------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock    N/A       $  855     $1,221      $2,248      $163      $505      $  871     $1,898
EQ/AllianceBernstein Value           N/A       $  890     $1,280      $2,372      $174      $540      $  930     $2,022
EQ/BlackRock International Value     N/A       $  983     $1,436      $2,692      $205      $633      $1,086     $2,342
EQ/Calvert Socially Responsible      N/A       $  944     $1,372      $2,561      $192      $594      $1,022     $2,211
EQ/Equity 500 Index                  N/A       $  784     $1,100      $1,996      $140      $434      $  750     $1,646
EQ/FI Mid Cap                        N/A       $  922     $1,334      $2,483      $185      $572      $  984     $2,133
EQ/JPMorgan Core Bond                N/A       $  842     $1,199      $2,203      $159      $492      $  849     $1,853
EQ/Money Market                      N/A       $  807     $1,139      $2,077      $147      $457      $  789     $1,727
EQ/Small Company Index               N/A       $  787     $1,106      $2,008      $141      $437      $  756     $1,658
EQ/T. Rowe Price Growth Stock        N/A       $  960     $1,399      $2,616      $197      $610      $1,049     $2,266
--------------------------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see the Appendix at the end of this Supplement for the unit values and number of units outstanding as of the period shown for each of the variable investment options, available as of December 31, 2007.




4. THE FOLLOWING INFORMATION IS ADDED TO THE CHART IN THE SECTION ENTITLED "HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT" IN "CONTRACT FEATURES AND BENEFITS" IN THE PROSPECTUS:



------------------------------------------------------------------------------------------------------------------------------------
Contract type      Source of contributions                                        Limitations on contributions
------------------------------------------------------------------------------------------------------------------------------------
EQUI-VEST(SM)      o Salary Reduction Contributions (Elective Deferral            o For 2008, maximum amount of employer and
Vantage(SM) ACTS   Contributions): Contributions under a salary reduction         employee contributions is generally the lesser
                   agreement that an employee enters into with the Employer       of $46,000 or 100% of compensation with maximum
                   under the Plan, including "designated Roth contributions       salary reduction contribution of $15,500.
                   under Section 402A of the Code.
                                                                                  o If your employer`s plan permits and you are at
                   o Rollover Contributions: Contributions of eligible            least age 50 at any time during 2008, additional
                   rollover distributions directly or indirectly from another     salary reduction "catch-up" contributions
                   eligible retirement arrangement.                               totalling up to $5,000 can be made.

                   o Direct Transfer Contributions: Amounts directly              o All salary reduction contributions (whether
                   transferred (either a plan-to-plan direct transfer or a        pre-tax or designated Roth) may not exceed the
                   contract exchange under the same 403(b) plan).                 total maximum for the year (for 2008, $15,500
                                                                                  and age 50 catch-up of $ 5,000).
                   o Additional "catch-up" contributions.

                                                                                  o Rollover or direct transfer contributions
                                                                                  after age 70-1/2 must be net of required minimum
                                                                                  distributions.

                                                                                  o We currently do not accept rollovers or direct
                                                                                  transfers of funds from designated Roth
                                                                                  accounts.

                                                                                  o Different sources of contributions and earnings
                                                                                  may be subject to withdrawal restrictions.

5. THE LAST SENTENCE OF THE SECOND PARAGRAPH FOLLOWING THE CHART UNDER "HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT" IN "CONTRACT FEATURES AND BENEFITS" IN THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable accumulation annuities in which a participant has an interest would then total more than $2,500,000.


6. THE FIRST PARAGRAPH UNDER "OWNER AND ANNUITANT REQUIREMENTS" IN "CONTRACT FEATURES AND BENEFITS" IN THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE
    FOLLOWING:



For the following employer-funded programs, the employee must be the owner on the contract: SEP-IRA, SARSEP IRA, SIMPLE IRA, TSA, University TSA (other than EQUI-VEST(SM) Vantage(SM) ACTS contracts) and Annuitant-Owned HR-10.



7. THE FINAL PARAGRAPH UNDER "GUARANTEED INTEREST OPTION," IN "CONTRACT FEATURES AND BENEFITS" IN THE PROSPECTUS IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING PARAGRAPH:

The minimum yearly guaranteed interest rate for 2008 is equal to 2.75%. Your lifetime minimum guaranteed interest rate is 1.5%. The minimum yearly guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Current rates will never be less than the minimum yearly guaranteed interest rate.



8. THE SECTION "SELECTING YOUR INVESTMENT METHOD" IN "CONTRACT FEATURES AND BENEFITS" IN THE PROSPECTUS DOES NOT APPLY TO EQUI-VEST(SM) VANTAGE(SM) ACTS AND IS DELETED IN ITS ENTIRETY. A NEW SECTION IS ADDED AS FOLLOWS:



TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS

From time to time, we may remove certain restrictions that apply. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.



9. THE SEVENTH BULLET UNDER "TRANSFERRING YOUR ACCOUNT VALUE" IN "TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS" IN THE PROSPECTUS IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:


o The maximum amount that may be transferred from the guaranteed interest option to any investment option in any participation year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior participation year; or


(b) the sum of the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options plus amounts withdrawn from the contract in the prior participation year (including any amounts withdrawn for a plan-to-plan direct transfer or a contract exchange under the same plan, but not including any amounts that were withdrawn as a result of a distributable event as set forth in the contract); or


(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current participation year.

These limitations are more fully described in your participation certificate.

o We reserve the right to not permit transfers into the guaranteed interest option in the first participation year. After the first participation year, we also reserve the right to prohibit a transfer into the guaranteed interest option if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.


10. A NEW SUBSECTION IS ADDED IMMEDIATELY AFTER THE CHART UNDER "WITHDRAWING YOUR ACCOUNT VALUE" IN "ACCESSING YOUR MONEY" IN THE PROSPECTUS AS FOLLOWS:


RESTRICTIONS ON WITHDRAWALS FROM THE GUARANTEED INTEREST OPTION:

The maximum amount that may be withdrawn from the guaranteed interest option in any participation year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior participation year; or

(b) the sum of the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options plus amounts withdrawn from your account balance under the contract in the prior participation year (including any amounts withdrawn for a plan-to-plan direct transfer or a contract exchange under the same plan, but not including any amounts that were withdrawn as a result of a distributable event as set forth in the contract); or


(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current participation year.

These limitations are more fully described in your participation certificate.



11. THE FOLLOWING IS ADDED AS THE LAST SENTENCE OF THE FIRST PARAGRAPH UNDER "LOANS UNDER TSA, GOVERNMENTAL EMPLOYER EDC AND CORPORATE TRUSTEED CONTRACTS" IN "ACCESSING YOUR MONEY" IN THE PROSPECTUS:

Any participant loan requests require contract holder approval.

12. THE FOLLOWING IS ADDED AFTER THE SECTION ENTITLED "TERMINATION" IN "ACCESSING YOUR MONEY" IN THE PROSPECTUS:




EQUI-VEST(SM) VANTAGE(SM) ACTS TERMINATION OF PARTICIPATION


We may terminate the participant`s participation under the EQUI-VEST(SM) Vantage(SM) ACTS contract and pay that participant the account value under the certificate if:

(1) the account value under the certificate is less than $500 and that participant has not made contributions under the certificate for a period of three years;

(2) a participant requests a partial withdrawal that reduces the account value under the certificate to an amount of less than $500;

(3) a participant has not made any contributions under the certificate within 120 days from his or her participation date; or

(4) the plan is no longer qualified under Section 403(b) of the Code and the EQUI-VEST(SM) Vantage(SM) ACTS contract is terminated by us.

We will deduct the amount of any outstanding loan balance from the account value when we terminate a participant`s participation under the contract.


The contract holder may discontinue an EQUI-VEST(SM) Vantage(SM) ACTS contract. Discontinuance of a contract means that the contract holder will not permit any further salary deferrals to be made under the contract. If and as permitted by the plan, and subject to the annual withdrawal restriction from the guaranteed interest option, the participant may withdraw any portion of the account value under the certificate and: (i) transfer, exchange or directly roll over such amounts to the employer-designated funding vehicle; (ii) directly roll over such amounts to another eligible retirement plan; (iii) retain such amounts, if permitted under federal tax law; or (iv) maintain such account value with us.

An EQUI-VEST(SM) Vantage(SM) ACTS contract may be terminated only after all participation under the contract is terminated.


13. THE FOLLOWING IS ADDED AFTER THE INFORMATION UNDER "FOR ALL SERIES ISSUED IN NEW YORK -- FIXED MATURITY OPTIONS*" IN "CHARGES AND EXPENSES" IN THE
    PROSPECTUS:




CHARGES UNDER EQUI-VEST(SM) VANTAGE(SM) ACTS CONTRACTS



CHARGE AGAINST THE SEPARATE ACCOUNT

We deduct this charge against the assets in the separate account to compensate us for mortality and expense risks, as well as administrative and financial accounting expenses under the contract. The charge is deducted daily at an annual rate of 0.70% of daily net assets attributable to all certificates under the group contract.

The mortality risk we assume is the risk that participants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the certificates than we expect. To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the certificates. A participant`s participation certificate will set forth the applicable separate account charge.

We will determine the separate account charge pursuant to our established actuarial procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(SM) Vantage(SM) ACTS contracts.

CHARGE FOR THIRD-PARTY TRANSFER OR ROLLOVER


We deduct a charge for third-party transfer (such as in the case of (i) a direct plan-to-plan transfer of the account value or a contract exchange under the same 403(b) plan to another employer-designated funding vehicle or (ii) a direct rollover to another eligible retirement plan. This charge is currently $25 ($65 maximum) per occurrence per participant.




14. THE SECOND PARAGRAPH IN "DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS" UNDER "WITHDRAWAL RESTRICTIONS" IN "TAX INFORMATION" IN THE PROSPECTUS IS AMENDED IN THE FOLLOWING MANNER:

The phrase in the first sentence of the paragraph "or to your account balance attributable to employer contributions" is deleted in its entirety.

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option under each contract series at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 0.70%. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.

EQUI-VEST(SM) Vantage(SM) ACTS contracts


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

---------------------------------------------------------------------------------------------------------------------------
                                                                 For the years ending December 31,
                                           --------------------------------------------------------------------------------
                                                2002        2003         2004          2005         2006         2007
---------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 89.58     $ 105.98     $ 114.42      $ 119.07     $ 130.44     $ 137.64
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --             2            4            9
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --            --           --     $ 164.19
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --            --           --           12
---------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 82.19     $ 105.07     $ 118.36      $ 123.92     $ 149.38     $ 141.72
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --            1            1             5            9            5
---------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 77.18     $  98.13     $ 118.54      $ 130.47     $ 162.83     $ 178.16
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --             2            6           10
---------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 64.32     $  81.73     $  84.06      $  90.77     $  94.85     $ 105.61
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --            --            1            1
---------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 63.97     $  81.20     $  88.88      $  92.14     $ 105.31     $ 109.75
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            1             4            7           12
---------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 69.75     $  99.46     $ 114.60      $ 121.04     $ 134.05     $ 143.79
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            1             2            5            9
---------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                  $107.78     $ 110.63     $ 114.36      $ 116.07     $ 119.94     $ 122.80
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --             1            2            3
---------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                  $110.53     $ 110.38     $ 110.46      $ 112.56     $ 116.79     $ 121.44
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 82.10     $ 118.92     $ 138.95      $ 143.86     $ 168.15     $ 163.91
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --             2            4            7
---------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
---------------------------------------------------------------------------------------------------------------------------
  Unit Value                                       --           --           --            --           --     $ 116.72
---------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --            --           --            5
---------------------------------------------------------------------------------------------------------------------------



     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                       Insurance Company (AXA Equitable).
   Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC.
                1290 Avenue of the Americas, New York, NY 10104.
    Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.
                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008, TO THE
EQUI-VEST(SM) EMPLOYER SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1,
2008


EQUI-VEST(SM) TSA contracts (Series 100) for New York City Housing Development Corporation

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplement to prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST(SM) Employer-Sponsored Retirement Programs offered by AXA Equitable Life Insurance Company ("AXA Equitable"). Terms in this Supplement have the same meaning as in the Prospectus.

This Supplement describes the material differences between NY Housing TSA Contracts and the EQUI-VEST(SM) Series 100 contracts described in the Prospectus as follows:

A. Administrative charge. The annual administrative charge is waived, therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. Withdrawal charges. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed.

1. Under "Fees and charges" in EQUI-VEST employer-sponsored programs at a glance -- key features," the following is added after the first sentence under "Withdrawal charge:" on page 11 of the Prospectus:

    -- NY Housing TSA contracts under series 100: We deduct a charge equal to 6% of any amount withdrawn above the 10% free corridor.

2. The following chart is added under the chart in "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts" under "Charges and expenses," on page 50 of the Prospectus:

    For NY Housing TSA contracts.

                     -------------------------------------
                     Contract Year(s)    Withdrawal Charge
                     -------------------------------------
                      1 through 5              6%
                     -------------------------------------
                      6 and later              0
                     -------------------------------------

C. Current Total Separate Account A annual expenses. The following changes are made to reflect a change in the current Total Separate Account A annual expenses.

    The following footnote (+), is added to "Maximum total Separate Account A annual expenses" under "Fee table," on page 13 of the Prospectus:

    + For NY Housing TSA contracts in series 100, the current "Mortality and expense risk charge" is 0.45% and the current "Other expenses" is 0.25%, resulting in the current "Total Separate Account A annual expenses" of 0.70%.

D.  Condensed financial information




                   FOR USE ONLY WITH NY HOUSING TSA CONTRACTS.
                                                                          X02015

EQUI-VEST(SM) TSA CONTRACTS FOR NEW YORK CITY HOUSING DEVELOPMENT CORPORATION

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                For the year ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002        2003         2004         2005         2006       2007
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --     $ 109.32     $ 121.36     $ 130.23     $ 152.46   $ 160.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --     $ 102.32     $ 107.72     $ 109.58     $ 115.75   $ 121.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --     $ 104.31     $ 111.61     $ 114.43     $ 123.58   $ 129.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 114.03     $ 135.22     $ 146.36     $ 152.68     $ 167.68   $ 177.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --            2            2            2           --          2
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --     $ 108.13     $ 119.93     $ 127.03     $ 144.44   $ 152.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --            1            1          1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  82.37     $ 122.63     $ 139.31     $ 144.65     $ 159.38   $ 164.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           16           15           12           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 135.05     $ 137.32     $ 139.35     $ 140.44     $ 144.18   $ 153.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  75.04     $ 100.91     $ 118.71     $ 136.25     $ 167.52   $ 186.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --            1            3           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 136.42     $  59.68     $  64.24     $  73.31     $  72.40   $  81.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  80.26     $ 140.62     $ 145.23     $ 147.47     $ 152.43   $ 158.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  88.17     $ 112.59     $ 127.76     $ 141.82     $ 153.88   $ 178.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --            2            1            2            2         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  82.19     $ 105.07     $ 118.36     $ 123.92     $ 149.38   $ 141.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --            1            2            5            9          4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --     $  99.56     $ 102.19     $ 108.82     $ 109.35   $ 111.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --            1           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 112.46     $ 146.51     $ 160.86     $ 164.45     $ 197.45   $ 198.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  77.18     $  98.13     $ 118.54     $ 130.47     $ 162.83   $ 178.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --            2            2            6         10
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --     $ 107.13     $ 112.92     $ 130.03   $ 133.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------

EQUI-VEST(SM) TSA CONTRACTS FOR NEW YORK CITY HOUSING DEVELOPMENT CORPORATION

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                For the year ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002        2003         2004         2005         2006       2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 64.32      $  81.73     $  84.06     $  90.77     $  94.85   $ 105.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --            1          1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --      $  67.75     $  71.00     $  74.10     $  79.03   $  82.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --      $ 106.98     $ 117.81     $ 124.08     $ 138.06   $ 139.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --             1            1            1            1          1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --     $ 104.42     $ 111.95   $ 114.28
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --           --           --   $  97.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 95.38      $ 121.36     $ 133.18     $ 138.41     $ 158.58   $ 165.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --             5            5            5            6          5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --     $  97.65     $ 100.28   $ 108.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 58.23      $  79.92     $  84.94     $  87.69     $  92.19   $ 101.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 69.75      $  99.46     $ 114.60     $ 121.04     $ 134.05   $ 143.79
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --            2            5          9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --           --     $ 104.50   $ 105.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --          5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --           --     $ 108.44   $  98.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --           --           --   $  95.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --     $ 105.50     $ 117.55   $ 120.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --     $ 113.39     $ 117.46     $ 138.61   $ 150.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --          2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --      $  91.05     $ 102.71     $ 119.46     $ 141.46   $ 161.85
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --            1           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --     $ 115.49     $ 144.09   $ 166.26
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------

EQUI-VEST(SM) TSA CONTRACTS FOR NEW YORK CITY HOUSING DEVELOPMENT CORPORATION

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                For the year ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002        2003         2004         2005         2006       2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 107.78     $ 110.63     $ 114.36     $ 116.07     $ 119.94   $ 122.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --            1            2          3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  78.73     $  99.14     $ 109.16     $ 112.65     $ 134.65   $ 132.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  67.58     $  81.90     $  90.60     $  96.43     $ 108.15   $ 111.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --     $  82.37     $  92.12     $  99.43     $ 106.74   $ 122.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --            4            4            4            4          3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --     $ 106.57     $ 113.05   $ 105.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --     $ 100.42     $ 101.54   $ 108.28
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --          1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --     $ 106.44     $ 123.89   $ 127.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --     $ 106.07     $ 118.70   $ 130.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --     $ 111.96     $ 125.00   $ 124.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  93.15     $ 121.29     $ 133.10     $ 146.32     $ 158.85   $ 179.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --          3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  76.93     $ 101.80     $ 119.13     $ 131.69     $ 147.09   $ 143.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --            1            1          1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 120.47     $ 120.61     $ 120.99     $ 123.61     $ 128.55   $ 134.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --          1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --     $ 104.81     $ 109.70     $ 117.59   $ 141.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --           --     $ 107.32   $ 108.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --          2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --           --     $ 110.17   $ 116.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --           --           --   $  95.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------

EQUI-VEST(SM) TSA CONTRACTS FOR NEW YORK CITY HOUSING DEVELOPMENT CORPORATION

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                For the year ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002        2003         2004         2005         2006       2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --           --     $ 111.21   $ 108.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --     $  99.78     $  99.47   $ 110.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --     $ 100.23     $ 103.47   $ 108.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --          1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --     $ 118.92     $ 138.95     $ 143.86     $ 168.15   $ 163.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --            2            4          7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --     $ 111.38     $ 115.01     $ 109.62   $ 116.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --          5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --           --     $ 107.79   $ 109.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --          1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --     $ 109.39     $ 118.41     $ 134.22   $ 134.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --     $ 104.74     $ 120.55   $ 116.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --     $ 136.39     $ 167.50     $ 220.86     $ 300.59   $ 423.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --            3            5           --           --          6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --     $ 124.27     $ 134.83   $ 163.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --           --           --           --           --   $  83.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --          2
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --     $  69.15     $  77.17     $  83.12     $  86.97   $  96.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           10           10           13           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 107.42     $ 110.66     $ 114.16     $ 115.34     $ 118.85   $ 125.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  79.50     $ 101.15     $ 112.62     $ 119.62     $ 124.88   $ 135.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  81.14     $  99.00     $ 107.10     $ 109.88     $ 120.25   $ 123.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $  78.58     $ 104.82     $ 122.72     $ 140.68     $ 175.06   $ 195.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --           --           --           --            1          1
------------------------------------------------------------------------------------------------------------------------------------

EQUI-VEST(SM) TSA CONTRACTS FOR NEW YORK CITY HOUSING DEVELOPMENT CORPORATION

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                For the year ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002        2003         2004         2005         2006       2007
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 76.92      $  97.88     $ 106.59     $ 112.97     $ 127.42   $ 132.85
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --            1           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 68.31      $  88.60     $  93.85     $ 100.17     $  99.58   $ 110.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 79.60      $ 103.61     $ 117.73     $ 125.20     $ 148.35   $ 152.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 62.40      $  86.89     $  96.41     $ 103.76     $ 112.95   $ 125.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 74.18      $ 103.57     $ 118.46     $ 126.28     $ 143.86   $ 142.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --     $ 114.75     $ 122.48     $ 134.04   $ 138.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $114.85      $ 156.67     $ 182.19     $ 189.39     $ 218.37   $ 195.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 57.00      $  89.23     $  93.02     $ 102.78     $ 109.51   $ 128.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --             8           20            8           10          8
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --           --     $ 108.53   $ 115.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --           --     $ 109.49   $ 116.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --           --     $ 110.38   $ 117.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --            --           --           --     $ 111.17   $ 119.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            --           --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------


Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).



     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                       Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                   Avenue of the Americas, New York, NY 10104.
    Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.
                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

EQUI-VEST(SM)
Supplement dated May 1, 2008
to EQUI-VEST(SM) Employer-Sponsored
Retirement Programs Prospectus Dated May 1, 2008

EQUI-VEST(SM) TSA contracts (Series 200)* offered to Employees of certain non-profit organizations within the State of Oregon

--------------------------------------------------------------------------------


This Supplement adds to and modifies certain information contained in the Prospectus or Supplement to Prospectus dated May 1, 2008 ("Prospectus") for the EQUI-VEST(SM) Employer-Sponsored Retirement Programs deferred variable annuity contracts issued by AXA Equitable Life Insurance Company ("AXA Equitable").


We offer the EQUI-VEST(SM) series 200 contracts, as described below ("Modified Oregon TSA Contracts"), to fund plans that meet the requirements of Internal Revenue Code Section 403(b) ("Section 403(b) plans") sponsored by certain
Section 501(c)(3) non-profit organizations, within the State of Oregon ("employer"). Modified Oregon TSA Contracts are available only when an employer
(i) makes contributions to a Section 403(b) plan; (ii) has entered into an agreement with us that permits us to offer Modified Oregon TSA Contracts as a funding vehicle for its 403(b) plan; and (iii) has at least $10 million in existing assets to fund Modified Oregon TSA Contracts in its 403(b) plan.


This Supplement describes the material differences between the series 200 contracts described in the Prospectus and the Modified Oregon TSA Contracts. Certain of the modifications relate to the separate account asset-based charges for the variable investment options under Modified Oregon TSA Contracts. These charges are lowered from a maximum of 1.49% on certain variable investment options to 0.90% on all variable investment options. The Class IB/B shares of either the AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts") available under Modified Oregon TSA Contracts include 12b-1 fees among their charges. The series 200 contracts described in the Prospectus include Class IA shares of certain Trusts, which are not subject to 12b-1 fees and are not offered under Modified Oregon TSA Contracts.


This Supplement should be read together with the Prospectus. For purposes of this Supplement, the term "annuitant" refers to holders of current contracts (contract number 11947CT-I*, and certificate numbers 11934T* and 92TSAAOR00) and the Modified Oregon TSA Contracts offered hereunder. Terms and other provisions not defined or modified in this Supplement are the same as in the Prospectus.

Because you are purchasing an annuity contract as a Tax Sheltered Annuity
(TSA), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus.)

The first bullet in "Fees and charges" under "EQUI-VEST(SM) employer-sponsored retirement programs at a glance - key features" section in the Prospectus has been modified for Oregon TSA Contracts, as follows:

We deduct a daily charge on amounts invested in the variable investment options for mortality and expense risks and other expenses at an annual rate of 0.90%.



*  For in-force contracts, your contract series may be 100.



                      FOR USE ONLY IN THE STATE OF OREGON
888-1391 (5/08)                                         Cat. No. 136613 (5/08)
                                                                          x02016

Fee Table
--------------------------------------------------------------------------------

The following tables are applicable to Modified Oregon TSA Contracts and describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please also see the discussion of the modifications to "charges and expenses" as set forth later in this Supplement.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, purchase a Variable Immediate Annuity payout option or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.


----------------------------------------------------------------------------------------------------
 Charges we deduct from your account at the time you request certain transactions
----------------------------------------------------------------------------------------------------
Withdrawal charge as a percentage of the amount withdrawn (deducted if you
surrender your contract or make certain withdrawals).                                      0%
The withdrawal charge is waived; therefore all references in the prospectus to "withdrawal charge" or "10% free withdrawal amount" are deleted in their entirety.
Charge if you elect a Variable Immediate Annuity payout option
(which is described in a separate prospectus for that option).                             $350


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying trust portfolio fees and expenses.


----------------------------------------------------------------------------------------------------
Charges we deduct from your account value on each contract date anniversary
----------------------------------------------------------------------------------------------------
Annual administrative charge:                                                              $  0
The annual administrative charge is waived; therefore all references in the prospectus to "annual administrative charge" or "administrative charge"
are deleted in their entirety.
----------------------------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
----------------------------------------------------------------------------------------------------
Separate account annual expenses:
Mortality and expense risks(1)                                                             0.65%
Other expenses(2)                                                                          0.25%
                                                                                           ----
Total Separate Account A annual expenses(3)                                                0.90%
----------------------------------------------------------------------------------------------------



You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.



----------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
----------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted     Lowest     Highest
from portfolio assets including management fees, 12b-1 fees, service fees, and/or  -----      -----
other expenses)(4)                                                                 0.63%      3.71%




This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.

----------------------------------------------------------------------------
                                       Management     12b-1      Other
Portfolio Name                           Fees(5)     Fees(6)   Expenses(7)
----------------------------------------------------------------------------
AXA Premier VIP Trust:
----------------------------------------------------------------------------
AXA Aggressive Allocation(a)              0.10%       0.25%     0.17%
AXA Conservative Allocation(a)            0.10%       0.25%     0.21%
AXA Conservative-Plus Allocation(a)       0.10%       0.25%     0.19%
AXA Moderate Allocation(a)                0.10%       0.25%     0.17%
AXA Moderate-Plus Allocation(a)           0.10%       0.25%     0.17%
Multimanager Aggressive Equity            0.60%       0.25%     0.19%
Multimanager Core Bond                    0.58%       0.25%     0.18%
----------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                          Acquired          Total          Fee       Net Total
                                            Fund           Annual        Waivers       Annual
                                          Fees and        Expenses       and/or       Expenses
                                          Expenses         (Before       Expense       (After
                                        (Underlying       Expense     Reimburse-     Expense
 Portfolio Name                        Portfolios)(8)   Limitations)    ments(9)    Limitations)
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation(a)                0.92%            1.44%      (0.17)%         1.27%
AXA Conservative Allocation(a)              0.69%            1.25%      (0.21)%         1.04%
AXA Conservative-Plus Allocation(a)         0.76%            1.30%      (0.19)%         1.11%
AXA Moderate Allocation(a)                  0.82%            1.34%      (0.17)%         1.17%
AXA Moderate-Plus Allocation(a)             0.86%            1.38%      (0.17)%         1.21%
Multimanager Aggressive Equity                --             1.04%         --           1.04%
Multimanager Core Bond                        --             1.01%      (0.01)%         1.00%
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Management     12b-1     Other
Portfolio Name                                          Fees(5)     Fees(6)   Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Health Care                                  1.20%         0.25%     0.23%
Multimanager High Yield                                   0.57%         0.25%     0.19%
Multimanager International Equity                         1.00%         0.25%     0.23%
Multimanager Large Cap Core Equity                        0.89%         0.25%     0.21%
Multimanager Large Cap Growth                             0.90%         0.25%     0.22%
Multimanager Large Cap Value                              0.87%         0.25%     0.20%
Multimanager Mid Cap Growth                               1.10%         0.25%     0.20%
Multimanager Mid Cap Value                                1.09%         0.25%     0.20%
Multimanager Small Cap Growth                             1.05%         0.25%     0.27%
Multimanager Small Cap Value                              1.03%         0.25%     0.18%
Multimanager Technology                                   1.20%         0.25%     0.22%
Target 2015 Allocation                                    0.10%         0.25%     1.71%
Target 2025 Allocation                                    0.10%         0.25%     1.41%
Target 2035 Allocation                                    0.10%         0.25%     2.38%
Target 2045 Allocation                                    0.10%         0.25%     2.81%
------------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         0.47%         0.25%     0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%         0.25%     0.13%
EQ/AllianceBernstein International                        0.71%         0.25%     0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%         0.25%     0.13%
EQ/AllianceBernstein Quality Bond                         0.50%         0.25%     0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%         0.25%     0.13%
EQ/AllianceBernstein Value                                0.59%         0.25%     0.12%
EQ/AXA Rosenberg Value Long/Short Equity                  1.40%         0.25%     1.91%
EQ/BlackRock Basic Value Equity                           0.55%         0.25%     0.13%
EQ/BlackRock International Value                          0.81%         0.25%     0.19%
EQ/Boston Advisors Equity Income                          0.75%         0.25%     0.14%
EQ/Calvert Socially Responsible                           0.65%         0.25%     0.23%
EQ/Capital Guardian Growth                                0.65%         0.25%     0.14%
EQ/Capital Guardian Research                              0.63%         0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%         0.25%     0.16%
EQ/Davis New York Venture                                 0.85%         0.25%     0.18%
EQ/Equity 500 Index                                       0.25%         0.25%     0.13%
EQ/Evergreen International Bond                           0.70%         0.25%     0.17%
EQ/Evergreen Omega                                        0.65%         0.25%     0.25%
EQ/FI Mid Cap                                             0.68%         0.25%     0.13%
EQ/Franklin Income                                        0.90%         0.25%     0.15%
EQ/Franklin Small Cap Value                               0.90%         0.25%     0.18%
EQ/Franklin Templeton Founding Strategy                   0.05%         0.25%     0.22%
EQ/GAMCO Mergers and Acquisitions                         0.90%         0.25%     0.19%
EQ/GAMCO Small Company Value                              0.76%         0.25%     0.12%
EQ/International Core PLUS(e)                             0.60%         0.25%     0.30%
EQ/International Growth                                   0.85%         0.25%     0.27%
EQ/JPMorgan Core Bond                                     0.43%         0.25%     0.13%
EQ/JPMorgan Value Opportunities                           0.60%         0.25%     0.14%
EQ/Large Cap Core PLUS(b)                                 0.50%         0.25%     0.25%
EQ/Large Cap Growth PLUS(c)                               0.50%         0.25%     0.24%
EQ/Legg Mason Value Equity                                0.65%         0.25%     0.17%
EQ/Long Term Bond                                         0.40%         0.25%     0.13%
EQ/Lord Abbett Growth and Income                          0.65%         0.25%     0.16%
EQ/Lord Abbett Large Cap Core                             0.65%         0.25%     0.21%
EQ/Lord Abbett Mid Cap Value                              0.70%         0.25%     0.15%
EQ/Marsico Focus                                          0.85%         0.25%     0.13%
EQ/Mid Cap Value PLUS(d)                                  0.55%         0.25%     0.24%
EQ/Money Market                                           0.32%         0.25%     0.13%
EQ/Montag & Caldwell Growth                               0.75%         0.25%     0.15%
EQ/Mutual Shares                                          0.90%         0.25%     0.21%
EQ/Oppenheimer Global                                     0.95%         0.25%     0.51%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           Acquired          Total          Fee          Net Total
                                                            Fund           Annual        Waivers          Annual
                                                          Fees and        Expenses       and/or          Expenses
                                                          Expenses         (Before       Expense          (After
                                                         (Underlying       Expense     Reimburse-        Expense
 Portfolio Name                                        Portfolios)(8)   Limitations)    ments(9)       Limitations)
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Health Care                                    --             1.68%            0.00%          1.68%
Multimanager High Yield                                     --             1.01%              --           1.01%
Multimanager International Equity                           --             1.48%            0.00%          1.48%
Multimanager Large Cap Core Equity                          --             1.35%            0.00%          1.35%
Multimanager Large Cap Growth                               --             1.37%           (0.02)%         1.35%
Multimanager Large Cap Value                                --             1.32%            0.00%          1.32%
Multimanager Mid Cap Growth                                 --             1.55%            0.00%          1.55%
Multimanager Mid Cap Value                                  --             1.54%            0.00%          1.54%
Multimanager Small Cap Growth                               --             1.57%           (0.02)%         1.55%
Multimanager Small Cap Value                                --             1.46%            0.00%          1.46%
Multimanager Technology                                   0.01%            1.68%            0.00%          1.68%
Target 2015 Allocation                                    0.55%            2.61%           (1.46)%         1.15%
Target 2025 Allocation                                    0.55%            2.31%           (1.16)%         1.15%
Target 2035 Allocation                                    0.55%            3.28%           (2.13)%         1.15%
Target 2045 Allocation                                    0.55%            3.71%           (2.56)%         1.15%
------------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           --             0.85%              --           0.85%
EQ/AllianceBernstein Intermediate Government Securities     --             0.88%              --           0.88%
EQ/AllianceBernstein International                          --             1.14%           (0.04)%         1.10%
EQ/AllianceBernstein Large Cap Growth                       --             1.28%           (0.23)%         1.05%
EQ/AllianceBernstein Quality Bond                           --             0.89%              --           0.89%
EQ/AllianceBernstein Small Cap Growth                       --             1.12%              --           1.12%
EQ/AllianceBernstein Value                                  --             0.96%           (0.01)%         0.95%
EQ/AXA Rosenberg Value Long/Short Equity                    --             3.56%            0.00%          3.56%
EQ/BlackRock Basic Value Equity                             --             0.93%            0.00%          0.93%
EQ/BlackRock International Value                            --             1.25%            0.00%          1.25%
EQ/Boston Advisors Equity Income                            --             1.14%           (0.09)%         1.05%
EQ/Calvert Socially Responsible                             --             1.13%           (0.08)%         1.05%
EQ/Capital Guardian Growth                                0.01%            1.05%           (0.09)%         0.96%
EQ/Capital Guardian Research                                --             1.01%           (0.06)%         0.95%
EQ/Caywood-Scholl High Yield Bond                           --             1.01%           (0.01)%         1.00%
EQ/Davis New York Venture                                   --             1.28%            0.00%          1.28%
EQ/Equity 500 Index                                         --             0.63%              --           0.63%
EQ/Evergreen International Bond                             --             1.12%            0.00%          1.12%
EQ/Evergreen Omega                                          --             1.15%            0.00%          1.15%
EQ/FI Mid Cap                                               --             1.06%           (0.06)%         1.00%
EQ/Franklin Income                                          --             1.30%            0.00%          1.30%
EQ/Franklin Small Cap Value                                 --             1.33%           (0.03)%         1.30%
EQ/Franklin Templeton Founding Strategy                   1.05%            1.57%           (0.12)%         1.45%(10)
EQ/GAMCO Mergers and Acquisitions                           --             1.34%            0.00%          1.34%
EQ/GAMCO Small Company Value                                --             1.13%            0.00%          1.13%
EQ/International Core PLUS(e)                             0.04%            1.19%           (0.05)%         1.14%
EQ/International Growth                                     --             1.37%            0.00%          1.37%
EQ/JPMorgan Core Bond                                       --             0.81%            0.00%          0.81%
EQ/JPMorgan Value Opportunities                             --             0.99%           (0.04)%         0.95%
EQ/Large Cap Core PLUS(b)                                 0.02%            1.02%           (0.05)%         0.97%
EQ/Large Cap Growth PLUS(c)                               0.02%            1.01%           (0.04)%         0.97%
EQ/Legg Mason Value Equity                                  --             1.07%           (0.07)%         1.00%
EQ/Long Term Bond                                           --             0.78%            0.00%          0.78%
EQ/Lord Abbett Growth and Income                            --             1.06%           (0.06)%         1.00%
EQ/Lord Abbett Large Cap Core                               --             1.11%           (0.11)%         1.00%
EQ/Lord Abbett Mid Cap Value                                --             1.10%           (0.05)%         1.05%
EQ/Marsico Focus                                            --             1.23%           (0.08)%         1.15%
EQ/Mid Cap Value PLUS(d)                                  0.02%            1.06%           (0.04)%         1.02%
EQ/Money Market                                             --             0.70%              --           0.70%
EQ/Montag & Caldwell Growth                                 --             1.15%            0.00%          1.15%
EQ/Mutual Shares                                            --             1.36%           (0.06)%         1.30%
EQ/Oppenheimer Global                                     0.01%            1.72%           (0.36)%         1.36%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           Management     12b-1       Other
 Portfolio Name                             Fees(5)     Fees(6)   Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Opportunity   0.85%         0.25%     0.45%
EQ/Oppenheimer Main Street Small Cap     0.90%         0.25%     0.48%
EQ/PIMCO Real Return                     0.55%         0.25%     0.14%
EQ/Short Duration Bond                   0.43%         0.25%     0.15%
EQ/Small Company Index                   0.25%         0.25%     0.14%
EQ/T. Rowe Price Growth Stock            0.79%         0.25%     0.14%
EQ/Templeton Growth                      0.95%         0.25%     0.20%
EQ/UBS Growth and Income                 0.75%         0.25%     0.16%
EQ/Van Kampen Comstock                   0.65%         0.25%     0.15%
EQ/Van Kampen Emerging Markets Equity    1.11%         0.25%     0.28%
EQ/Van Kampen Mid Cap Growth             0.70%         0.25%     0.15%
EQ/Van Kampen Real Estate                0.90%         0.25%     0.21%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                              Acquired          Total          Fee       Net Total
                                               Fund           Annual        Waivers       Annual
                                             Fees and        Expenses       and/or       Expenses
                                             Expenses         (Before       Expense       (After
                                            (Underlying       Expense     Reimburse-     Expense
 Portfolio Name                           Portfolios)(8)   Limitations)    ments(9)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Opportunity   0.01%            1.56%          (0.25)%      1.31%
EQ/Oppenheimer Main Street Small Cap     0.01%            1.64%          (0.33)%      1.31%
EQ/PIMCO Real Return                       --             0.94%          (0.04)%      0.90%
EQ/Short Duration Bond                     --             0.83%           0.00%       0.83%
EQ/Small Company Index                     --             0.64%           0.00%       0.64%
EQ/T. Rowe Price Growth Stock              --             1.18%          (0.03)%      1.15%
EQ/Templeton Growth                        --             1.40%          (0.05)%      1.35%
EQ/UBS Growth and Income                   --             1.16%          (0.11)%      1.05%
EQ/Van Kampen Comstock                     --             1.05%          (0.05)%      1.00%
EQ/Van Kampen Emerging Markets Equity      --             1.64%           0.00%       1.64%
EQ/Van Kampen Mid Cap Growth               --             1.10%          (0.05)%      1.05%
EQ/Van Kampen Real Estate                  --             1.36%          (0.10)%      1.26%
------------------------------------------------------------------------------------------------------------------------------------



Notes:

(a) The AXA Allocation portfolios.

(b) Formerly named "MarketPLUS Large Cap Core."

(c) Formerly named "MarketPLUS Large Cap Growth."

(d) Formerly named "MarketPLUS Mid Cap Value."

(e) Formerly named "MarketPLUS International Core."


(1) A portion of this charge is for providing the death benefit.

(2) This charge is for financial accounting and other administrative services relating to the contract.

(3) Total Separate Account A charges annual expenses of the variable investment options (not including the Trusts' fees and other expenses) are guaranteed not to exceed a total annual rate of 0.90%.

(4) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(5) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (9) for any expense limitation agreement information.

(6) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the contract.

(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreement information.


(8) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(9) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for each applicable underlying trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio net expenses, the expenses would be as shown in the table below:





-----------------------------------------------------------------------------
Portfolio Name:
-----------------------------------------------------------------------------
Multimanager Aggressive Equity          0.97%
-----------------------------------------------------------------------------
Multimanager Health Care                1.67%
-----------------------------------------------------------------------------
Multimanager Large Cap Core Equity      1.34%
-----------------------------------------------------------------------------
Multimanager Large Cap Growth           1.29%
-----------------------------------------------------------------------------
Multimanager Large Cap Value            1.26%
-----------------------------------------------------------------------------
Multimanager Mid Cap Growth             1.52%
-----------------------------------------------------------------------------
Multimanager Mid Cap Value              1.53%
-----------------------------------------------------------------------------
Multimanager Small Cap Growth           1.35%
-----------------------------------------------------------------------------
Multimanager Small Cap Value            1.45%
-----------------------------------------------------------------------------
Multimanager Technology                 1.67%
-----------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock       0.84%
-----------------------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth   1.03%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Portfolio Name:
-----------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth   1.11%
-----------------------------------------------------------------------------
EQ/AllianceBernstein Value              0.87%
-----------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity         0.92%
-----------------------------------------------------------------------------
EQ/Davis New York Venture               1.25%
-----------------------------------------------------------------------------
EQ/Evergreen Omega                      1.12%
-----------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions       1.33%
-----------------------------------------------------------------------------
EQ/GAMCO Small Company Value            1.10%
-----------------------------------------------------------------------------
EQ/International Core PLUS              1.05%
-----------------------------------------------------------------------------
EQ/Large Cap Core PLUS                  0.83%
-----------------------------------------------------------------------------
EQ/Large Cap Growth PLUS                0.82%
-----------------------------------------------------------------------------
EQ/Legg Mason Value Equity              0.97%
-----------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income        0.98%
-----------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core           0.99%
-----------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value            1.04%
-----------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                   0.81%
-----------------------------------------------------------------------------
EQ/Montag & Caldwell Growth             1.13%
-----------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock           0.87%
-----------------------------------------------------------------------------
EQ/UBS Growth and Income                1.04%
-----------------------------------------------------------------------------
EQ/Van Kampen Comstock                  0.99%
-----------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth            1.04%
-----------------------------------------------------------------------------



(10) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and administration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



The section entitled "Charges under the contracts" under "Charges and expenses"
section in the prospectus has been modified as follows:

MORTALITY AND EXPENSE RISKS CHARGE. The following information replaces the first paragraph of this section.

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the minimum death benefit. The daily charge is equivalent to an annual rate of 0.65% of the net assets in each of the variable investment options.

CHARGE FOR OTHER EXPENSES. The following information replaces this section in its entirety:

We deduct this daily charge from the net assets in each variable investment option. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. The charge is to reimburse us for the cost of financial accounting services we provide under the contracts.

Condensed financial information



EQUI-VEST(SM) MODIFIED OREGON TSA CONTRACT



THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007 ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT
A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2001        2002
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 99.46    $  86.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             22          24
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 87.42    $  57.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             54          51
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $118.06    $ 127.05
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 76.02    $  67.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           8
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 71.03    $  48.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $118.44    $ 126.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $106.88    $  73.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              2           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 95.39    $  81.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $131.84    $ 108.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  76.66
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2003         2004         2005
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.27     $ 121.06     $ 129.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.27     $ 107.45     $ 109.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.26     $ 111.33     $ 113.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            2
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.79     $ 110.51     $ 115.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              25           24           23
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.08     $ 119.63     $ 126.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  85.60     $  96.80     $ 100.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              52           53           50
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 128.60     $ 129.91     $ 130.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  90.72     $ 106.24     $ 121.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9           10           13
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  59.16     $  63.54     $  72.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            1            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 129.67     $ 133.32     $ 134.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.19     $ 116.56     $ 128.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.15     $ 117.09     $ 122.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5            2           13
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 108.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 141.57     $ 155.12     $ 158.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  97.27     $ 117.26     $ 128.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5            1           10
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending
                                                                                                  December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 151.47     $ 159.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5            9
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.00     $ 120.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            2
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.77     $ 128.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            7
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.31     $ 133.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              22           19
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 143.50     $ 151.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              16           35
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.76     $ 112.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              43           29
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.20     $ 141.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 148.60     $ 164.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              12           11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  71.34     $  80.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6            9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 138.66     $ 143.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 139.15     $ 160.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 147.18     $ 139.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              18           16
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.53     $ 112.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 189.64     $ 190.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 160.43     $ 175.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14           20
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007 ARE FOR CONTRACTS OFFERED UNDER
                    SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2001        2002
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 87.65     $ 63.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 54.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $109.00     $ 81.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 97.75     $ 75.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              7           7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 76.81     $ 57.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 85.92     $ 69.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 68.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2003        2004         2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 107.08     $ 112.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  81.01     $  83.16     $  89.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  67.15     $  70.23     $  73.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 106.04     $ 116.55     $ 122.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              7            2           14
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 104.28
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  95.23     $ 104.03     $ 107.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              8            7           11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $  97.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  79.22     $  84.03     $  86.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  98.80     $ 113.60     $ 119.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              4            2           15
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 105.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 113.34     $ 117.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  90.25     $ 101.61     $ 117.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           --            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 115.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending
                                                                                                  December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 129.46     $ 133.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.45     $ 103.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  77.86     $  81.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 136.03     $ 137.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14           25
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.58     $ 113.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  97.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.77     $ 127.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              12           11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.03     $ 108.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  90.83     $ 100.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 132.35     $ 141.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              19           24
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.43     $ 105.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.24     $  98.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  95.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.15     $ 120.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 137.99     $ 149.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 139.38     $ 159.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
  Unit value                                                                                 $ 143.61     $ 165.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            2
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007 ARE FOR CONTRACTS OFFERED UNDER
                     SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2001        2002
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 107.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 96.20     $  77.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 85.75     $  67.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 87.46     $  56.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              3            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $105.94     $  92.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $111.62     $  94.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $103.17     $ 103.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2003         2004         2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.17     $ 113.65     $ 115.13
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  96.98     $ 106.56     $ 109.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  81.18     $  89.62     $  95.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  72.94     $  81.41     $  87.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            4            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 106.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 100.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 106.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 105.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 111.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.75     $ 132.24     $ 145.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3           11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 124.60     $ 145.52     $ 160.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            4            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.17     $ 103.03     $ 104.78
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            2            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.76     $ 109.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending
                                                                                                  December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.73     $ 121.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.93     $ 128.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.56     $ 109.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.95     $ 107.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.77     $ 105.13
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.20     $ 107.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.48     $ 126.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.30     $ 129.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 124.58     $ 124.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 157.18     $ 177.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              16           21
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 178.95     $ 174.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.50     $ 112.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.07     $ 140.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.25     $ 108.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.10     $ 116.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  95.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.14     $ 108.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007 ARE FOR CONTRACTS OFFERED UNDER
                     SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2001         2002
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  81.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.05    $ 103.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  55.54    $  39.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              35          34
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $ 107.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  79.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  77.17    $  74.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  78.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  76.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  68.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2003         2004         2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $  99.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $ 100.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.42     $ 138.09    $ 142.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1           5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.33    $ 114.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.34    $ 118.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $ 104.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 160.00     $ 196.10    $ 258.05
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $ 124.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  53.42     $  59.44    $  63.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              35           35          34
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.22     $ 113.47    $ 114.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1           2
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.74     $ 111.95    $ 118.66
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           2
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  90.15     $  97.08    $  99.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            2           5
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.39     $ 121.98    $ 139.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           --           2
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  97.48     $ 105.95    $ 112.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  88.25     $  93.28    $  99.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           2
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending
                                                                                                 December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2006        2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  99.13     $ 109.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 103.12     $ 107.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 166.44     $ 161.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              6            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 109.14     $ 115.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 107.73     $ 108.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 133.62     $ 133.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 120.15     $ 116.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 350.50     $ 493.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              2            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 134.38     $ 163.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $  83.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            9
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  66.63     $  73.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             29           21
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 117.67     $ 123.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              2            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 123.63     $ 133.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              3            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 108.02     $ 110.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              5            5
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 173.31     $ 193.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              4            5
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 126.14     $ 131.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  98.58     $ 108.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              4            4
------------------------------------------------------------------------------------------------------------------------------------

 THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007 ARE FOR CONTRACTS OFFERED
                                                     UNDER
                   SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the
                                                                                         years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              2001       2002
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      $  79.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      $  62.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      $  74.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanage Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      $ 114.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      $  56.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2003         2004         2005
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.20     $ 117.02     $ 124.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            2
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.54     $  95.83     $ 102.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           --            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.15     $ 117.75     $ 125.26
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           --            2
------------------------------------------------------------------------------------------------------------------------------------
 Multimanage Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 114.70     $ 122.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 155.30     $ 180.23     $ 186.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           --            9
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  88.87     $  92.46     $ 101.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            2            6
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending
                                                                                                 December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 146.87     $ 150.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.81     $ 123.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            4
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 142.42     $ 141.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanage Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.44     $ 137.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 215.15     $ 192.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              10           13
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.42     $ 127.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6            6
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.47     $ 115.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.42     $ 116.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.31     $ 117.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.10     $ 118.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------



     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                       Insurance Company (AXA Equitable).
   Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC.
                1290 Avenue of the Americas, New York, NY 10104.
   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.
                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008, TO EQUI-VEST(SM) SERIES 200
EMPLOYER-SPONSORED RETIREMENT PROGRAMS, PROSPECTUS DATED MAY 1, 2008
--------------------------------------------------------------------------------



This Supplement modifies certain information in the prospectus or supplement to prospectus dated May 1, 2008 (the "Prospectus") for EQUI-VEST(SM) Employer-Sponsored Retirement programs, deferred variable annuity contracts offered by AXA Equitable Life Insurance Company ("AXA Equitable"). AXA Equitable offers its EQUI-VEST(SM) Series 200 EDC contracts modified with riders 2002EDC-WC-MI and PF 10,962, as applicable, (the "Modified EDC Agreement") only to participants in the EDC plan for Wayne County, Michigan. This Supplement describes the material differences between the Modified EDC Agreement and the EQUI-VEST(SM) Series 200 EDC contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus.


1. Exceptions to the withdrawal charge. In "Charges and expenses" under the section titled, "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts," in "Withdrawal charge for series 100 and 200 contracts," the following exceptions are added:

     o    the Participant retires pursuant to terms of the Plan; or

     o    the Participant separates from service; or

     o the Participant elects a hardship withdrawal that qualifies as an unforeseeable emergency as defined under the Internal Revenue Code and approved by the Plan; or

     o we receive proof satisfactory to us that the Participant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician); or

     o the Participant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or is totally disabled. Total disability is the Participant's incapacity, resulting from injury or disease, to engage in any occupation for remuneration or profit. Such total disability must be certified as having been continuous for a period of at least six months prior to notice of claim and the Participant must continue to be deemed totally disabled.

          Written notice of claim must be given to us during the Participant's lifetime and during the period of total disability prior to each withdrawal. Along with the Notice of Claim, the Participant must submit acceptable proof of disability. Such proof of disability must be either (a) evidence of Social Security disability determination or
          (b) a statement from an independent U.S. licensed physician stating that the Participant meets the definition of total disability as stated above. Such certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possible to do so, and, in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.

          The withdrawal charge will apply if the conditions, as described in the last two items above, existed at the time the contract was issued or if the condition began within the 12 month period following the issuance of the contract.

2. Annual administrative charge. The following is added to the fifth paragraph in the section, "Annual administrative charge," under "Charges under the contracts," in the Prospectus:

          For EDC contracts issued to participants in the Wayne County, Michigan, EDC plan, the annual administrative charge is waived if the account value is at least $15,000 at the end of the contract year.

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).




            FOR USE ONLY WITH WAYNE COUNTY, MICHIGAN EDC CONTRACTS

     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

                                                                          x02017

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008, TO EQUI-VEST(SM) SERIES 200
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1, 2008


EQUI-VEST(SM) TSA and EDC contracts (Series 200)
Offered to Certain Public School Employees Within the State of Virginia
--------------------------------------------------------------------------------


This Supplement modifies certain information contained in the May 1, 2008 prospectus or supplement to prospectus (the "Prospectus") for EQUI-VEST(SM) Employer-Sponsored Retirement Programs offered by AXA Equitable Life Insurance Company ("AXA Equitable").


AXA Equitable offers its EQUI-VEST(SM) Series 200 EDC and TSA contracts, modified as described below, (the "Modified EDC and TSA Agreement") only to certain participants in the EDC and TSA plans sponsored by a public education institution within the State of Virginia. This Supplement describes material regarding the annual administrative charge for EDC and TSA contracts. Terms in this Supplement have the same meaning as in the Prospectus.

o Annual administrative charge. The following is added to the fifth paragraph in the section, "Annual administrative charge," under "Charges under the contracts," in the Prospectus:

     "For EDC and TSA contracts issued to certain public school participants within the State of Virginia, with EDC and TSA plans, the annual administrative charge is waived if the account value is at least $15,000 at the end of the contract year."

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).













       FOR USE ONLY WITH EDC AND TSA CONTRACTS IN THE STATE OF VIRGINIA


     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                    212-554-1234                        x02018

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008 TO EQUI-VEST(SM) EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1, 2008

For Employees of Employers Associated with Real Living Network
--------------------------------------------------------------------------------



This Supplement modifies certain information contained in the prospectus or supplement to prospectus dated May 1, 2008 ("Prospectus") as it relates to certain series 200 Trusteed Contracts offered by AXA Equitable Life Insurance Company ("AXA Equitable"). The Series 200 Trusteed Contracts, modified as described below (the "Modified Trusteed Contracts"), are offered to employees of employers associated with Real Living Network, a real estate brokerage firm, on the basis described in the Prospectus, except that the withdrawal charge applicable to the Modified Trusteed Contracts will be waived for all plan assets invested under such Contracts, except for any withdrawal of plan assets which were invested in the guaranteed interest option less than 120 days prior to such withdrawal. Except as modified above, the discussion under "Withdrawal charge for series 100 and 200 contracts" under "Charges and expenses" with respect to Trusteed Contracts is applicable to the Modified Trusteed Contracts.



The annual administrative charge is waived.


Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).














     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234


                                                                         x02019

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2008 TO THE MAY 1, 2008 EQUI-VEST(SM)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR:


EQUI-VEST(SM) TSA SERIES 100 AND 200 CERTIFICATES AND CONTRACTS (THE "MODIFIED CONTRACTS") TO THE EMPLOYEES FOR THE SCHOOL DISTRICT OF PHILADELPHIA IN THE STATE OF PENNSYLVANIA.
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST(SM) employer-sponsored retirement programs offered by AXA Equitable Life Insurance Company ("AXA Equitable"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

AXA Equitable offers the Modified Contracts described below to employees in the School District of Philadelphia 403(b) Plan in the State of Pennsylvania. This Supplement describes the material differences between the Modified Contracts and the EQUI-VEST(SM) series 100 and 200 contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus. Material differences between the Modified Contracts and the TSA provisions described in the series 100 and 200 prospectus include the following:

A. Administrative charge. The annual administrative charge is waived; therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. Withdrawal charges. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed:

     1. The next to last bullet in "Additional features" under "EQUI-VEST(SM) employer-sponsored retirement programs at a glance - key features" is deleted in its entirety and replaced with the following: o Waiver of withdrawal charge under certain circumstances and contracts. See "Charges and expenses" later in this Prospectus.

     2. In the section "Charges and expenses" of the Prospectus, under "Withdrawal charge for series 100 and 200 contracts," "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts," the following is added after the bullet under the heading "No withdrawal charge applies under a TSA or EDC (subject to state availability) contract if:"

          FOR THE MODIFIED CONTRACTS ONLY

          No withdrawal charge applies under TSA contracts if:

          o    The participant separates from service at any time;

          o The participant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or is totally disabled;

          o The participant makes a withdrawal to satisfy minimum distribution requirements;

          o The participant elects a withdrawal that qualifies as a hardship withdrawal under the Internal Revenue Code;

          o We receive proof satisfactory to us (including certification by a licensed physician) that the participant's life expectancy is six months or less;

          o The participant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care services, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

               -- its main function is to provide skilled, intermediate or custodial nursing care;

               -- it provides continuous room and board to three or more persons;

               -- it is supervised by a registered nurse or licensed practical nurse;

               --   it keeps daily medical records of each patient;

               --   it controls and records all medications dispensed;

               -- its primary service is other than to provide housing for residents; or

          o The participant dies and a death benefit is payable to the beneficiary.





 FOR USE WITH TSA CERTIFICATES/CONTRACTS OF THE SCHOOL DISTRICT OF PHILADELPHIA
                                  PENNSYLVANIA
888-1401 (5/08)                                        Catalog No. 136841 (5/08)
                                                                          x02020

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).











































     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

EQUI-VEST(SM)

Employer-Sponsored Retirement Programs

TSA ADVANTAGE(SM)


SUPPLEMENT DATED MAY 1, 2008
TO THE PROSPECTUS DATED MAY 1, 2008


--------------------------------------------------------------------------------


This supplement adds to and modifies certain information contained in the prospectus dated May 1, 2008 for the EQUI-VEST(SM) Employer-Sponsored Retirement Programs offered by AXA Equitable Life Insurance Company ("Prospectus").


We offer the series 600 TSA Advantage(SM) contract to fund all Section 403(b) plans sponsored by Section 501(c)(3) tax-exempt organizations, except those plans sponsored by primary or secondary schools. It is also available to post-secondary public educational institutions described in Section 403(b)(1)(A)(ii) of the Internal Revenue Code with more than 500 employees eligible to participate. For plans sponsored by a hospital or other health care organization qualified or intended to qualify under Section 501(c)(3) of the Internal Revenue Code, the TSA Advantage(SM) contract will be available only when the employer makes contributions to the 403(b) plan (whether on a matching or non-elective contribution basis) or makes a contribution to a plan qualified under 401(a) of the Internal Revenue Code, matching employee elective deferrals in the 403(b) plan. Under the TSA Advantage(SM) contract, contributions including rollover contributions and direct transfer contributions from existing Section 403(b) plans (programs or arrangements), may be accepted only if the contributions are fully vested under the existing TSA plan. The TSA Advantage(SM) contract may not currently be available in your state. Your financial professional can provide information about state availability.

Currently, no new units will be permitted to enroll in the TSA Advantage (Series 600) product. New participants, however, can be enrolled into existing TSA Advantage units.

For Section 403(b) plans offered for hospital and health care facility employees, non-salary reduction (employer contributions) must be made. TSA Advantage(SM) is available only to employees of employers that currently have, or within the first contract year are expected to have, at least 50 participants. Employees in Section 403(b) plans that do not meet these requirements are only eligible for TSA series 100 and 200 contracts. Subject to a written agreement between AXA Equitable and an employer sponsoring a 403(b) plan that uses an EQUI-VEST(SM) TSA Advantage(SM) contract as a funding vehicle for plan assets, AXA Equitable may reimburse that employer for certain expenses associated with that employer's plan, for example recordkeeping or other administrative services. Any such reimbursement will not exceed ten dollars for each EQUI-VEST(SM) TSA Advantage(SM) contract issued to a participant of that employer's 403(b) plan.

See "Tax information" in the Prospectus for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information for TSA contracts.

We offer the EQUI-VEST(SM) TSA Advantage(SM) contract to purchasers on the same basis and under the same terms and conditions described in the Prospectus as those that apply to the EQUI-VEST(SM) series 100 and 200 TSA contracts, except for certain material differences. Terms we use in this supplement have the same meaning as in the prospectus, unless we indicate otherwise.

Material differences between TSA Advantage(SM) and the provisions of the EQUI-VEST(SM) TSA series 100 and 200 contracts described in the Prospectus include the information, above as well as the following:

Because you are purchasing an annuity contract as a Tax Sheltered Annuity
(TSA), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).





                                                                          X02021

--------------------------------------------------------------------------------

The following is added to "EQUI-VEST(SM) employer-sponsored retirement programs at a glance -- key features" in "Fees and charges" in the Prospectus:


------------------------------------------------------------------------------------------------------------------------------------
Fees and charges under series 600       o Daily charge on amounts invested in variable investment options for mortality and expense risks and other expenses at a current annual rate of 1.20% (2% maximum).

                                        o Annual administrative charge: $30 ($65 maximum) currently or, if less, 2% of the account value, less any amount withdrawn during the contract year.

                                        o Charge for third-party transfer (such as in the case of a direct rollover to a traditional IRA contract) or exchange (if your contract is exchanged for a 403(b)(1)
                                          contract issued by another insurance company): none currently ($65 maximum).

                                        o No sales charge deducted at the time you make contributions.

                                        o Withdrawal charge: We deduct a charge equal to 6% of the amount withdrawn or the defaulted loan amount in the first six contract years. The total of all withdrawal charges assessed may not exceed 8% of all contributions made in the first six contract years. Under certain circumstances, the withdrawal charge will not apply. They are discussed in "Charges and expenses" later in this supplement.

                                        o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                                        o We deduct an annuity administrative fee of $350 from amounts applied to a Variable
                                          Immediate Annuity payout option. This option is described in a separate prospectus that is available from your financial professional.

                                        o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee table" later in this prospectus for details.

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Series 600 TSA Advantage contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Supplement.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.


EQUI-VEST(SM) SERIES 600 CONTRACTS



------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of the amount withdrawn (deducted
if you surrender your contract or make certain withdrawals)(1)                             6.00%
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a Variable Immediate Annuity payout option (which is described
in a separate prospectus for that option)                                                  $350
------------------------------------------------------------------------------------------------------------------------------------
Charge for third-party transfer or exchange                                                $65 maximum per occurrence;
                                                                                           currently, none
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value on each contract date anniversary
------------------------------------------------------------------------------------------------------------------------------------
                                                                                $65 maximum (currently $30) or, if less, 2% of your
                                                                                account value, less any amount previously withdrawn
Annual administrative charge                                                    during the contract year
------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Separate account annual expenses:                                               Maximum     Current
                                                                                -------     -------
Mortality and expense risk(2)                                                   1.75%       0.95%
Other expenses                                                                  0.25%       0.25%
                                                                                -----       -----
Total Separate Account A annual expenses                                        2.00%       1.20%
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


------------------------------------------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are           Lowest     Highest
deducted from portfolio assets including management fees, 12b-1 fees,           ------     -------
service fees, and/or other expenses)(3)                                         0.63%      3.71%
------------------------------------------------------------------------------------------------------------------------------------



                                                                     Fee table 3

This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.



---------------------------------------------------------------------------------------------
                                                         Manage-
                                                          ment      12b-1     Other
Portfolio Name                                           Fees(4)   Fees(5)  Expenses(6)
---------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------
AXA Aggressive Allocation(a)                             0.10%      0.25%     0.17%
AXA Conservative Allocation(a)                           0.10%      0.25%     0.21%
AXA Conservative-Plus Allocation(a)                      0.10%      0.25%     0.19%
AXA Moderate Allocation(a)                               0.10%      0.25%     0.17%
AXA Moderate-Plus Allocation(a)                          0.10%      0.25%     0.17%
Multimanager Aggressive Equity                           0.60%      0.25%     0.19%
Multimanager Core Bond                                   0.58%      0.25%     0.18%
Multimanager Health Care                                 1.20%      0.25%     0.23%
Multimanager High Yield                                  0.57%      0.25%     0.19%
Multimanager International Equity                        1.00%      0.25%     0.23%
Multimanager Large Cap Core Equity                       0.89%      0.25%     0.21%
Multimanager Large Cap Growth                            0.90%      0.25%     0.22%
Multimanager Large Cap Value                             0.87%      0.25%     0.20%
Multimanager Mid Cap Growth                              1.10%      0.25%     0.20%
Multimanager Mid Cap Value                               1.09%      0.25%     0.20%
Multimanager Small Cap Growth                            1.05%      0.25%     0.27%
Multimanager Small Cap Value                             1.03%      0.25%     0.18%
Multimanager Technology                                  1.20%      0.25%     0.22%
Target 2015 Allocation                                   0.10%      0.25%     1.71%
Target 2025 Allocation                                   0.10%      0.25%     1.41%
Target 2035 Allocation                                   0.10%      0.25%     2.38%
Target 2045 Allocation                                   0.10%      0.25%     2.81%
---------------------------------------------------------------------------------------------
 EQ Advisors Trust:
---------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         0.47%      0.25%     0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%      0.25%     0.13%
EQ/AllianceBernstein International                        0.71%      0.25%     0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%      0.25%     0.13%
EQ/AllianceBernstein Quality Bond                         0.50%      0.25%     0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%      0.25%     0.13%
EQ/AllianceBernstein Value                                0.59%      0.25%     0.12%
EQ/AXA Rosenberg Value Long/Short Equity                  1.40%      0.25%     1.91%
EQ/BlackRock Basic Value Equity                           0.55%      0.25%     0.13%
EQ/BlackRock International Value                          0.81%      0.25%     0.19%
EQ/Boston Advisors Equity Income                          0.75%      0.25%     0.14%
EQ/Calvert Socially Responsible                           0.65%      0.25%     0.23%
EQ/Capital Guardian Growth                                0.65%      0.25%     0.14%
EQ/Capital Guardian Research                              0.63%      0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%      0.25%     0.16%
EQ/Davis New York Venture                                 0.85%      0.25%     0.18%
EQ/Equity 500 Index                                       0.25%      0.25%     0.13%
EQ/Evergreen International Bond                           0.70%      0.25%     0.17%
EQ/Evergreen Omega                                        0.65%      0.25%     0.25%
EQ/FI Mid Cap                                             0.68%      0.25%     0.13%
EQ/Franklin Income                                        0.90%      0.25%     0.15%
EQ/Franklin Small Cap Value                               0.90%      0.25%     0.18%
EQ/Franklin Templeton Founding Strategy                   0.05%      0.25%     0.22%
EQ/GAMCO Mergers and Acquisitions                         0.90%      0.25%     0.19%
EQ/GAMCO Small Company Value                              0.76%      0.25%     0.12%
EQ/International Core PLUS(e)                             0.60%      0.25%     0.30%
EQ/International Growth                                   0.85%      0.25%     0.27%
EQ/JPMorgan Core Bond                                     0.43%      0.25%     0.13%
EQ/JPMorgan Value Opportunities                           0.60%      0.25%     0.14%
EQ/Large Cap Core PLUS(b)                                 0.50%      0.25%     0.25%
EQ/Large Cap Growth PLUS(c)                               0.50%      0.25%     0.24%
EQ/Legg Mason Value Equity                                0.65%      0.25%     0.17%
EQ/Long Term Bond                                         0.40%      0.25%     0.13%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                           Total
                                                        Acquired           Annual                    Net
                                                          Fund           Expenses    Fee Waiv-      Annual
                                                        Fees and          (Before    ers and/or    Expenses
                                                        Expenses          Expense     Expense       (After
                                                      (Underlying         Limita-    Reimburse-     Expense
Portfolio Name                                       Portfolios)(7)        tions)     ments(8)    Limitations)
--------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
--------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation(a)                              0.92%            1.44%      (0.17)%        1.27%
AXA Conservative Allocation(a)                            0.69%            1.25%      (0.21)%        1.04%
AXA Conservative-Plus Allocation(a)                       0.76%            1.30%      (0.19)%        1.11%
AXA Moderate Allocation(a)                                0.82%            1.34%      (0.17)%        1.17%
AXA Moderate-Plus Allocation(a)                           0.86%            1.38%      (0.17)%        1.21%
Multimanager Aggressive Equity                              --             1.04%         --          1.04%
Multimanager Core Bond                                      --             1.01%      (0.01)%        1.00%
Multimanager Health Care                                    --             1.68%       0.00%         1.68%
Multimanager High Yield                                     --             1.01%         --          1.01%
Multimanager International Equity                           --             1.48%       0.00%         1.48%
Multimanager Large Cap Core Equity                          --             1.35%       0.00%         1.35%
Multimanager Large Cap Growth                               --             1.37%      (0.02)%        1.35%
Multimanager Large Cap Value                                --             1.32%       0.00%         1.32%
Multimanager Mid Cap Growth                                 --             1.55%       0.00%         1.55%
Multimanager Mid Cap Value                                  --             1.54%       0.00%         1.54%
Multimanager Small Cap Growth                               --             1.57%      (0.02)%        1.55%
Multimanager Small Cap Value                                --             1.46%       0.00%         1.46%
Multimanager Technology                                   0.01%            1.68%       0.00%         1.68%
Target 2015 Allocation                                    0.55%            2.61%      (1.46)%        1.15%
Target 2025 Allocation                                    0.55%            2.31%      (1.16)%        1.15%
Target 2035 Allocation                                    0.55%            3.28%      (2.13)%        1.15%
Target 2045 Allocation                                    0.55%            3.71%      (2.56)%        1.15%
--------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust:
--------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           --             0.85%         --          0.85%
EQ/AllianceBernstein Intermediate
  Government Securities                                     --             0.88%         --          0.88%
EQ/AllianceBernstein International                          --             1.14%      (0.04)%        1.10%
EQ/AllianceBernstein Large Cap Growth                       --             1.28%      (0.23)%        1.05%
EQ/AllianceBernstein Quality Bond                           --             0.89%         --          0.89%
EQ/AllianceBernstein Small Cap Growth                       --             1.12%         --          1.12%
EQ/AllianceBernstein Value                                  --             0.96%      (0.01)%        0.95%
EQ/AXA Rosenberg Value Long/Short Equity                    --             3.56%       0.00%         3.56%
EQ/BlackRock Basic Value Equity                             --             0.93%       0.00%         0.93%
EQ/BlackRock International Value                            --             1.25%       0.00%         1.25%
EQ/Boston Advisors Equity Income                            --             1.14%      (0.09)%        1.05%
EQ/Calvert Socially Responsible                             --             1.13%      (0.08)%        1.05%
EQ/Capital Guardian Growth                                0.01%            1.05%      (0.09)%        0.96%
EQ/Capital Guardian Research                                --             1.01%      (0.06)%        0.95%
EQ/Caywood-Scholl High Yield Bond                           --             1.01%      (0.01)%        1.00%
EQ/Davis New York Venture                                   --             1.28%       0.00%         1.28%
EQ/Equity 500 Index                                         --             0.63%         --          0.63%
EQ/Evergreen International Bond                             --             1.12%       0.00%         1.12%
EQ/Evergreen Omega                                          --             1.15%       0.00%         1.15%
EQ/FI Mid Cap                                               --             1.06%      (0.06)%        1.00%
EQ/Franklin Income                                          --             1.30%       0.00%         1.30%
EQ/Franklin Small Cap Value                                 --             1.33%      (0.03)%        1.30%
EQ/Franklin Templeton Founding Strategy                   1.05%            1.57%      (0.12)%        1.45%(9)
EQ/GAMCO Mergers and Acquisitions                           --             1.34%       0.00%         1.34%
EQ/GAMCO Small Company Value                                --             1.13%       0.00%         1.13%
EQ/International Core PLUS(e)                             0.04%            1.19%      (0.05)%        1.14%
EQ/International Growth                                     --             1.37%       0.00%         1.37%
EQ/JPMorgan Core Bond                                       --             0.81%       0.00%         0.81%
EQ/JPMorgan Value Opportunities                             --             0.99%      (0.04)%        0.95%
EQ/Large Cap Core PLUS(b)                                 0.02%            1.02%      (0.05)%        0.97%
EQ/Large Cap Growth PLUS(c)                               0.02%            1.01%      (0.04)%        0.97%
EQ/Legg Mason Value Equity                                  --             1.07%      (0.07)%        1.00%
EQ/Long Term Bond                                           --             0.78%       0.00%         0.78%
--------------------------------------------------------------------------------------------------------------------


4 Fee table

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                                             Acquired        Annual                      Net
                                                                               Fund         Expenses    Fee Waiv-      Annual
                                                                             Fees and        (Before   ers and/or     Expenses
                                          Manage-                            Expenses        Expense     Expense       (After
                                           ment       12b-1     Other       (Underlying      Limita-   Reimburse-     Expense
Portfolio Name                            Fees(4)    Fees(5)  Expenses(6)  Portfolios)(7)     tions)     ments(8)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income           0.65%      0.25%     0.16%           --             1.06%      (0.06)%      1.00%
EQ/Lord Abbett Large Cap Core              0.65%      0.25%     0.21%           --             1.11%      (0.11)%      1.00%
EQ/Lord Abbett Mid Cap Value               0.70%      0.25%     0.15%           --             1.10%      (0.05)%      1.05%
EQ/Marsico Focus                           0.85%      0.25%     0.13%           --             1.23%      (0.08)%      1.15%
EQ/Mid Cap Value PLUS(d)                   0.55%      0.25%     0.24%         0.02%            1.06%      (0.04)%      1.02%
EQ/Money Market                            0.32%      0.25%     0.13%           --             0.70%         --        0.70%
EQ/Montag & Caldwell Growth                0.75%      0.25%     0.15%           --             1.15%       0.00%       1.15%
EQ/Mutual Shares                           0.90%      0.25%     0.21%           --             1.36%      (0.06)%      1.30%
EQ/Oppenheimer Global                      0.95%      0.25%     0.51%         0.01%            1.72%      (0.36)%      1.36%
EQ/Oppenheimer Main Street Opportunity     0.85%      0.25%     0.45%         0.01%            1.56%      (0.25)%      1.31%
EQ/Oppenheimer Main Street Small Cap       0.90%      0.25%     0.48%         0.01%            1.64%      (0.33)%      1.31%
EQ/PIMCO Real Return                       0.55%      0.25%     0.14%           --             0.94%      (0.04)%      0.90%
EQ/Short Duration Bond                     0.43%      0.25%     0.15%           --             0.83%       0.00%       0.83%
EQ/Small Company Index                     0.25%      0.25%     0.14%           --             0.64%       0.00%       0.64%
EQ/T. Rowe Price Growth Stock              0.79%      0.25%     0.14%           --             1.18%      (0.03)%      1.15%
EQ/Templeton Growth                        0.95%      0.25%     0.20%           --             1.40%      (0.05)%      1.35%
EQ/UBS Growth and Income                   0.75%      0.25%     0.16%           --             1.16%      (0.11)%      1.05%
EQ/Van Kampen Comstock                     0.65%      0.25%     0.15%           --             1.05%      (0.05)%      1.00%
EQ/Van Kampen Emerging Markets Equity      1.11%      0.25%     0.28%           --             1.64%       0.00%       1.64%
EQ/Van Kampen Mid Cap Growth               0.70%      0.25%     0.15%           --             1.10%      (0.05)%      1.05%
EQ/Van Kampen Real Estate                  0.90%      0.25%     0.21%           --             1.36%      (0.10)%      1.26%
------------------------------------------------------------------------------------------------------------------------------------



Notes:

(a)  The AXA Allocation portfolios.

(b)  Formerly named "MarketPLUS Large Cap Core."

(c)  Formerly named "MarketPLUS Large Cap Growth."

(d)  Formerly named "MarketPLUS Mid Cap Value."

(e)  Formerly named "MarketPLUS International Core."


(1)  A portion of this charge is for providing the death benefit.

(2) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2006 and for the underlying portfolios.

(4) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (8) for any expense limitation agreement information.

(5) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fee will not be increased for the life of the contract.

(6) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreement information.


(7) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(8) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2008 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for each applicable underlying trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



                                                                     Fee table 5

     ---------------------------------------------
                   Portfolio Name:
     ---------------------------------------------
     Multimanager Aggressive Equity          0.97%
     Multimanager Health Care                1.67%
     Multimanager Large Cap Core Equity      1.34%
     Multimanager Large Cap Growth           1.29%
     Multimanager Large Cap Value            1.26%
     Multimanager Mid Cap Growth             1.52%
     Multimanager Mid Cap Value              1.53%
     Multimanager Small Cap Growth           1.35%
     Multimanager Small Cap Value            1.45%
     Multimanager Technology                 1.67%
     EQ/AllianceBernstein Common Stock       0.84%
     EQ/AllianceBernstein Large Cap Growth   1.03%
     EQ/AllianceBernstein Small Cap Growth   1.11%
     EQ/AllianceBernstein Value              0.87%
     EQ/BlackRock Basic Value Equity         0.92%
     EQ/Davis New York Venture               1.25%
     EQ/Evergreen Omega                      1.12%
     EQ/GAMCO Mergers and Acquisitions       1.33%
     EQ/GAMCO Small Company Value            1.10%
     EQ/International Core PLUS              1.05%
     EQ/Large Cap Core PLUS                  0.83%
     EQ/Large Cap Growth PLUS                0.82%
     EQ/Legg Mason Value Equity              0.97%
     EQ/Lord Abbett Growth and Income        0.98%
     EQ/Lord Abbett Large Cap Core           0.99%
     EQ/Lord Abbett Mid Cap Value            1.04%
     EQ/Mid Cap Value PLUS                   0.81%
     EQ/Montag & Caldwell Growth             1.13%
     EQ/T. Rowe Price Growth Stock           0.87%
     EQ/UBS Growth and Income                1.04%
     EQ/Van Kampen Comstock                  0.99%
     EQ/Van Kampen Mid Cap Growth            1.04%
     ---------------------------------------------

(9) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and adminis tration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLES: EQUI-VEST(SM) SERIES 600 CONTRACTS


These examples are intended to help you compare the cost of investing in the series 600 TSA Advantage contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectus for each Trust.

The examples below show the expenses that a hypothetical contract owner or participant, as applicable, would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2007, which results in an estimated annual charge of 0.0643% of contract value.


The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, the third party transfer or exchange charge, and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

The examples assume that you invest $10,000 in the certificate for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this supplement (except the annual administrative charge which is described above); (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) there is no waiver of the withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



6 Fee table

------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                 of the applicable time period
------------------------------------------------------------------------------------------------------
                                                           1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  915     $1,680     $2,465      $3,904
AXA Conservative Allocation                                $  896     $1,624     $2,375      $3,726
AXA Conservative-Plus Allocation                           $  901     $1,639     $2,399      $3,773
AXA Moderate Allocation                                    $  905     $1,651     $2,418      $3,811
AXA Moderate-Plus Allocation                               $  909     $1,662     $2,436      $3,848
Multimanager Aggressive Equity                             $  875     $1,563     $2,275      $3,525
Multimanager Core Bond                                     $  872     $1,554     $2,261      $3,496
Multimanager Health Care                                   $  939     $1,749     $2,577      $4,124
Multimanager High Yield                                    $  872     $1,554     $2,261      $3,496
Multimanager International Equity                          $  919     $1,691     $2,483      $3,941
Multimanager Large Cap Core Equity                         $  906     $1,653     $2,422      $3,820
Multimanager Large Cap Growth                              $  908     $1,659     $2,432      $3,839
Multimanager Large Cap Value                               $  903     $1,645     $2,408      $3,792
Multimanager Mid Cap Growth                                $  926     $1,711     $2,516      $4,005
Multimanager Mid Cap Value                                 $  925     $1,708     $2,511      $3,996
Multimanager Small Cap Growth                              $  928     $1,717     $2,525      $4,024
Multimanager Small Cap Value                               $  917     $1,685     $2,474      $3,922
Multimanager Technology                                    $  939     $1,749     $2,577      $4,124
Target 2015 Allocation                                     $1,031     $2,014     $3,000      $4,926
Target 2025 Allocation                                     $1,001     $1,929     $2,865      $4,676
Target 2035 Allocation                                     $1,098     $2,202     $3,294      $5,457
Target 2045 Allocation                                     $1,140     $2,322     $3,478      $5,778
------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  856     $1,507     $2,184      $3,340
EQ/AllianceBernstein Intermediate Government Securities    $  859     $1,516     $2,199      $3,369
EQ/AllianceBernstein International                         $  885     $1,592     $2,323      $3,621
EQ/AllianceBernstein Large Cap Growth                      $  899     $1,633     $2,389      $3,754
EQ/AllianceBernstein Quality Bond                          $  860     $1,519     $2,203      $3,379
EQ/AllianceBernstein Small Cap Growth                      $  883     $1,586     $2,313      $3,602
EQ/AllianceBernstein Value                                 $  867     $1,540     $2,237      $3,447
EQ/AXA Rosenberg Value Long/Short Equity                   $1,125     $2,280     $3,414      $5,668
EQ/BlackRock Basic Value Equity                            $  864     $1,531     $2,223      $3,418
EQ/BlackRock International Value                           $  896     $1,624     $2,375      $3,726
EQ/Boston Advisors Equity Income                           $  885     $1,592     $2,323      $3,621
EQ/Calvert Socially Responsible                            $  884     $1,589     $2,318      $3,612
EQ/Capital Guardian Growth                                 $  876     $1,566     $2,280      $3,535
EQ/Capital Guardian Research                               $  872     $1,554     $2,261      $3,496
EQ/Caywood-Scholl High Yield Bond                          $  872     $1,554     $2,261      $3,496
EQ/Davis New York Venture                                  $  899     $1,633     $2,389      $3,754
EQ/Equity 500 Index                                        $  834     $1,443     $2,078      $3,120
EQ/Evergreen International Bond                            $  883     $1,586     $2,313      $3,602
EQ/Evergreen Omega                                         $  886     $1,595     $2,328      $3,631
EQ/FI Mid Cap                                              $  877     $1,569     $2,285      $3,544
EQ/Franklin Income                                         $  901     $1,639     $2,399      $3,773
EQ/Franklin Small Cap Value                                $  904     $1,648     $2,413      $3,801
EQ/Franklin Templeton Founding Strategy                    $  928     $1,717     $2,525      $4,024
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                  If you annuitize at the end
                                                               of the applicable time period(1)
------------------------------------------------------------------------------------------------------
                                                          1 year     3 years    5 years    10 years
------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,680     $2,465      $3,904
AXA Conservative Allocation                                 N/A       $1,624     $2,375      $3,726
AXA Conservative-Plus Allocation                            N/A       $1,639     $2,399      $3,773
AXA Moderate Allocation                                     N/A       $1,651     $2,418      $3,811
AXA Moderate-Plus Allocation                                N/A       $1,662     $2,436      $3,848
Multimanager Aggressive Equity                              N/A       $1,563     $2,275      $3,525
Multimanager Core Bond                                      N/A       $1,554     $2,261      $3,496
Multimanager Health Care                                    N/A       $1,749     $2,577      $4,124
Multimanager High Yield                                     N/A       $1,554     $2,261      $3,496
Multimanager International Equity                           N/A       $1,691     $2,483      $3,941
Multimanager Large Cap Core Equity                          N/A       $1,653     $2,422      $3,820
Multimanager Large Cap Growth                               N/A       $1,659     $2,432      $3,839
Multimanager Large Cap Value                                N/A       $1,645     $2,408      $3,792
Multimanager Mid Cap Growth                                 N/A       $1,711     $2,516      $4,005
Multimanager Mid Cap Value                                  N/A       $1,708     $2,511      $3,996
Multimanager Small Cap Growth                               N/A       $1,717     $2,525      $4,024
Multimanager Small Cap Value                                N/A       $1,685     $2,474      $3,922
Multimanager Technology                                     N/A       $1,749     $2,577      $4,124
Target 2015 Allocation                                      N/A       $2,014     $3,000      $4,926
Target 2025 Allocation                                      N/A       $1,929     $2,865      $4,676
Target 2035 Allocation                                      N/A       $2,202     $3,294      $5,457
Target 2045 Allocation                                      N/A       $2,322     $3,478      $5,778
------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,507     $2,184      $3,340
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,516     $2,199      $3,369
EQ/AllianceBernstein International                          N/A       $1,592     $2,323      $3,621
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,633     $2,389      $3,754
EQ/AllianceBernstein Quality Bond                           N/A       $1,519     $2,203      $3,379
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,586     $2,313      $3,602
EQ/AllianceBernstein Value                                  N/A       $1,540     $2,237      $3,447
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,280     $3,414      $5,668
EQ/BlackRock Basic Value Equity                             N/A       $1,531     $2,223      $3,418
EQ/BlackRock International Value                            N/A       $1,624     $2,375      $3,726
EQ/Boston Advisors Equity Income                            N/A       $1,592     $2,323      $3,621
EQ/Calvert Socially Responsible                             N/A       $1,589     $2,318      $3,612
EQ/Capital Guardian Growth                                  N/A       $1,566     $2,280      $3,535
EQ/Capital Guardian Research                                N/A       $1,554     $2,261      $3,496
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,554     $2,261      $3,496
EQ/Davis New York Venture                                   N/A       $1,633     $2,389      $3,754
EQ/Equity 500 Index                                         N/A       $1,443     $2,078      $3,120
EQ/Evergreen International Bond                             N/A       $1,586     $2,313      $3,602
EQ/Evergreen Omega                                          N/A       $1,595     $2,328      $3,631
EQ/FI Mid Cap                                               N/A       $1,569     $2,285      $3,544
EQ/Franklin Income                                          N/A       $1,639     $2,399      $3,773
EQ/Franklin Small Cap Value                                 N/A       $1,648     $2,413      $3,801
EQ/Franklin Templeton Founding Strategy                     N/A       $1,717     $2,525      $4,024
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
                                                         If you do not surrender your contract
                                                       at the end of the applicable time period
------------------------------------------------------------------------------------------------------
                                                       1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                               $368      $1,118     $1,888     $3,904
AXA Conservative Allocation                             $348      $1,059     $1,793     $3,726
AXA Conservative-Plus Allocation                        $353      $1,075     $1,818     $3,773
AXA Moderate Allocation                                 $357      $1,087     $1,838     $3,811
AXA Moderate-Plus Allocation                            $361      $1,099     $1,858     $3,848
Multimanager Aggressive Equity                          $326      $  994     $1,686     $3,525
Multimanager Core Bond                                  $323      $  985     $1,671     $3,496
Multimanager Health Care                                $393      $1,191     $2,007     $4,124
Multimanager High Yield                                 $323      $  985     $1,671     $3,496
Multimanager International Equity                       $372      $1,130     $1,908     $3,941
Multimanager Large Cap Core Equity                      $358      $1,090     $1,843     $3,820
Multimanager Large Cap Growth                           $360      $1,096     $1,853     $3,839
Multimanager Large Cap Value                            $355      $1,081     $1,828     $3,792
Multimanager Mid Cap Growth                             $379      $1,152     $1,943     $4,005
Multimanager Mid Cap Value                              $378      $1,149     $1,938     $3,996
Multimanager Small Cap Growth                           $381      $1,158     $1,953     $4,024
Multimanager Small Cap Value                            $370      $1,124     $1,898     $3,922
Multimanager Technology                                 $393      $1,191     $2,007     $4,124
Target 2015 Allocation                                  $490      $1,473     $2,457     $4,926
Target 2025 Allocation                                  $459      $1,383     $2,314     $4,676
Target 2035 Allocation                                  $561      $1,672     $2,770     $5,457
Target 2045 Allocation                                  $606      $1,799     $2,966     $5,778
------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                       $306      $  935      $1,590     $3,340
EQ/AllianceBernstein Intermediate
  Government Securities                                 $309      $  945      $1,605     $3,369
EQ/AllianceBernstein International                      $336      $1,025      $1,737     $3,621
EQ/AllianceBernstein Large Cap Growth                   $351      $1,069      $1,808     $3,754
EQ/AllianceBernstein Quality Bond                       $310      $  948      $1,610     $3,379
EQ/AllianceBernstein Small Cap Growth                   $334      $1,019      $1,727     $3,602
EQ/AllianceBernstein Value                              $317      $  970      $1,646     $3,447
EQ/AXA Rosenberg Value Long/Short Equity                $590      $1,755      $2,898     $5,668
EQ/BlackRock Basic Value Equity                         $314      $  960      $1,630     $3,418
EQ/BlackRock International Value                        $348      $1,059      $1,793     $3,726
EQ/Boston Advisors Equity Income                        $336      $1,025      $1,737     $3,621
EQ/Calvert Socially Responsible                         $335      $1,022      $1,732     $3,612
EQ/Capital Guardian Growth                              $327      $  997      $1,692     $3,535
EQ/Capital Guardian Research                            $323      $  985      $1,671     $3,496
EQ/Caywood-Scholl High Yield Bond                       $323      $  985      $1,671     $3,496
EQ/Davis New York Venture                               $351      $1,069      $1,808     $3,754
EQ/Equity 500 Index                                     $283      $  867      $1,476     $3,120
EQ/Evergreen International Bond                         $334      $1,019      $1,727     $3,602
EQ/Evergreen Omega                                      $337      $1,028      $1,742     $3,631
EQ/FI Mid Cap                                           $328      $1,001      $1,697     $3,544
EQ/Franklin Income                                      $353      $1,075      $1,818     $3,773
EQ/Franklin Small Cap Value                             $356      $1,084      $1,833     $3,801
EQ/Franklin Templeton Founding Strategy                 $381      $1,158      $1,953     $4,024
------------------------------------------------------------------------------------------------


                                                                    Fee table 7

------------------------------------------------------------------------------------------------------------------------------------
                                          If you surrender your contract at the end          If you annuitize at the end
                                                of the applicable time period             of the applicable time period(1)
------------------------------------------------------------------------------------------------------------------------------------
                                           1 year   3 years    5 years     10 years     1 year   3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions           $905     $1,651     $2,418      $3,811       N/A     $1,651     $2,418      $3,811
EQ/GAMCO Small Company Value                $884     $1,589     $2,318      $3,612       N/A     $1,589     $2,318      $3,612
EQ/International Core PLUS                  $890     $1,607     $2,347      $3,669       N/A     $1,607     $2,347      $3,669
EQ/International Growth                     $908     $1,659     $2,432      $3,839       N/A     $1,659     $2,432      $3,839
EQ/JPMorgan Core Bond                       $852     $1,496     $2,165      $3,300       N/A     $1,496     $2,165      $3,300
EQ/JPMorgan Value Opportunities             $870     $1,548     $2,251      $3,477       N/A     $1,548     $2,251      $3,477
EQ/Large Cap Core PLUS                      $873     $1,557     $2,266      $3,506       N/A     $1,557     $2,266      $3,506
EQ/Large Cap Growth PLUS                    $872     $1,554     $2,261      $3,496       N/A     $1,554     $2,261      $3,496
EQ/Legg Mason Value Equity                  $878     $1,572     $2,290      $3,554       N/A     $1,572     $2,290      $3,554
EQ/Long Term Bond                           $849     $1,487     $2,150      $3,270       N/A     $1,487     $2,150      $3,270
EQ/Lord Abbett Growth and Income            $877     $1,569     $2,285      $3,544       N/A     $1,569     $2,285      $3,544
EQ/Lord Abbett Large Cap Core               $882     $1,584     $2,309      $3,593       N/A     $1,584     $2,309      $3,593
EQ/Lord Abbett Mid Cap Value                $881     $1,581     $2,304      $3,583       N/A     $1,581     $2,304      $3,583
EQ/Marsico Focus                            $894     $1,619     $2,366      $3,707       N/A     $1,619     $2,366      $3,707
EQ/Mid Cap Value PLUS                       $877     $1,569     $2,285      $3,544       N/A     $1,569     $2,285      $3,544
EQ/Money Market                             $841     $1,463     $2,112      $3,191       N/A     $1,463     $2,112      $3,191
EQ/Montag & Caldwell Growth                 $886     $1,595     $2,328      $3,631       N/A     $1,595     $2,328      $3,631
EQ/Mutual Shares                            $907     $1,656     $2,427      $3,829       N/A     $1,656     $2,427      $3,829
EQ/Oppenheimer Global                       $943     $1,760     $2,595      $4,160       N/A     $1,760     $2,595      $4,160
EQ/Oppenheimer Main Street Opportunity      $927     $1,714     $2,521      $4,015       N/A     $1,714     $2,521      $4,015
EQ/Oppenheimer Main Street Small Cap        $935     $1,737     $2,558      $4,088       N/A     $1,737     $2,558      $4,088
EQ/PIMCO Real Return                        $865     $1,534     $2,227      $3,428       N/A     $1,534     $2,227      $3,428
EQ/Short Duration Bond                      $854     $1,502     $2,174      $3,320       N/A     $1,502     $2,174      $3,320
EQ/Small Company Index                      $835     $1,446     $2,083      $3,130       N/A     $1,446     $2,083      $3,130
EQ/T. Rowe Price Growth Stock               $889     $1,604     $2,342      $3,659       N/A     $1,604     $2,342      $3,659
EQ/Templeton Growth                         $911     $1,668     $2,446      $3,867       N/A     $1,668     $2,446      $3,867
EQ/UBS Growth and Income                    $887     $1,598     $2,332      $3,640       N/A     $1,598     $2,332      $3,640
EQ/Van Kampen Comstock                      $876     $1,566     $2,280      $3,535       N/A     $1,566     $2,280      $3,535
EQ/Van Kampen Emerging Markets Equity       $935     $1,737     $2,558      $4,088       N/A     $1,737     $2,558      $4,088
EQ/Van Kampen Mid Cap Growth                $881     $1,581     $2,304      $3,583       N/A     $1,581     $2,304      $3,583
EQ/Van Kampen Real Estate                   $907     $1,656     $2,427      $3,829       N/A     $1,656     $2,427      $3,829
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                          If you do not surrender your contract at
                                           the end of the applicable time period
-------------------------------------------------------------------------------------
                                           1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions           $357     $1,087     $1,838     $3,811
EQ/GAMCO Small Company Value                $335     $1,022     $1,732     $3,612
EQ/International Core PLUS                  $341     $1,041     $1,762     $3,669
EQ/International Growth                     $360     $1,096     $1,853     $3,839
EQ/JPMorgan Core Bond                       $302     $  923     $1,569     $3,300
EQ/JPMorgan Value Opportunities             $320     $  979     $1,661     $3,477
EQ/Large Cap Core PLUS                      $324     $  988     $1,676     $3,506
EQ/Large Cap Growth PLUS                    $323     $  985     $1,671     $3,496
EQ/Legg Mason Value Equity                  $329     $1,004     $1,702     $3,554
EQ/Long Term Bond                           $298     $  914     $1,554     $3,270
EQ/Lord Abbett Growth and Income            $328     $1,001     $1,697     $3,544
EQ/Lord Abbett Large Cap Core               $333     $1,016     $1,722     $3,593
EQ/Lord Abbett Mid Cap Value                $332     $1,013     $1,717     $3,583
EQ/Marsico Focus                            $346     $1,053     $1,783     $3,707
EQ/Mid Cap Value PLUS                       $328     $1,001     $1,697     $3,544
EQ/Money Market                             $290     $  889     $1,513     $3,191
EQ/Montag & Caldwell Growth                 $337     $1,028     $1,742     $3,631
EQ/Mutual Shares                            $359     $1,093     $1,848     $3,829
EQ/Oppenheimer Global                       $397     $1,204     $2,027     $4,160
EQ/Oppenheimer Main Street Opportunity      $380     $1,155     $1,948     $4,015
EQ/Oppenheimer Main Street Small Cap        $389     $1,179     $1,987     $4,088
EQ/PIMCO Real Return                        $315     $  963     $1,636     $3,428
EQ/Short Duration Bond                      $304     $  929     $1,579     $3,320
EQ/Small Company Index                      $284     $  870     $1,482     $3,130
EQ/T. Rowe Price Growth Stock               $340     $1,038     $1,757     $3,659
EQ/Templeton Growth                         $364     $1,106     $1,868     $3,867
EQ/UBS Growth and Income                    $338     $1,032     $1,747     $3,640
EQ/Van Kampen Comstock                      $327     $  997     $1,692     $3,535
EQ/Van Kampen Emerging Markets Equity       $389     $1,179     $1,987     $4,088
EQ/Van Kampen Mid Cap Growth                $332     $1,013     $1,717     $3,583
EQ/Van Kampen Real Estate                   $359     $1,093     $1,848     $3,829
-------------------------------------------------------------------------------------



(1) Please see "When withdrawal charges do not apply" in "Charges and expenses" in the Prospectus and "Exceptions to the withdrawal charge" later in this supplement for more information on withdrawal charge waivers upon annuitization.


8 Fee table

CONDENSED FINANCIAL INFORMATION


Please see the Appendix at the end of this Supplement for unit values and number of units outstanding as of the period shown for each of the variable investment options, available as of December 31, 2007.



                                                                     Fee table 9

THE FOLLOWING IS ADDED AFTER THE INFORMATION UNDER "FOR ALL SERIES CONTRACTS ISSUED IN NEW YORK -- FIXED MATURITY OPTIONS*" IN "CHARGES AND EXPENSES" IN THE
PROSPECTUS:


Charges and expenses

--------------------------------------------------------------------------------

CHARGES UNDER SERIES 600 CONTRACTS

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is equivalent to a current annual rate of 0.95% (1.75% maximum) of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. In addition, we waive any withdrawal charge upon payment of a death benefit.

The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to a maximum annual rate of 0.25% of the net assets in each variable investment option.

MAXIMUM TOTAL CHARGES. The total annual rate for the above charges is currently 1.20%. We may increase or decrease this total annual rate, but we may not increase it above a maximum rate of 2.00%. We will only make any increase after we have sent you advance notice. Any increase or decrease will apply only after the date of the change. Any changes we make will reflect differences in costs and anticipated expenses, and will not be unfairly discriminatory.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. We deduct the charge if your account value on the last day of the contract year is less than $25,000 for TSA Advantage(SM) contracts. If your account value on such date is $25,000 or more for TSA Advantage contracts, we do not deduct the charge. The current charge is equal to $30 or, if less, 2% of your current account value plus any amount previously withdrawn during that contract year.

We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We reserve the right to deduct this charge on a quarterly, rather than annual basis.

Also, we may reduce or eliminate the administrative charge when a TSA Advantage(SM) contract is used by an employer and administrative services are performed by us at a modified or minimum level. Any reduction or waiver we make will not be unfairly discriminatory.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If these amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options, unless you tell us otherwise.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST(SM) contract/certificate having an account value that, when combined with the account value of other EQUI-VEST(SM) contracts/certificates owned by the same person, exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to EQUI-VEST(SM) contracts/certificates owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.


CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE

There currently is no third-party transfer (such as in the case of direct rollover to a traditional IRA contract) or exchange (if your contract is exchanged for a 403(b)(1) contract issued by another insurance company) charge for series 600 contracts. We reserve the right to impose this charge in the future, but it may not exceed a maximum of $65 per occurrence, subject to any law that applies.


10 Charges and expenses

WITHDRAWAL CHARGE FOR SERIES 600 CONTRACTS

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; or (2) you terminate your contract; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charges from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge.

We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and from the guaranteed interest option. If these amounts are insufficient we will make up the required amounts from the fixed maturity options with the earliest maturity date(s) first. If we deduct all or a portion of the withdrawal charge from the fixed maturity options, a market value adjustment will apply. The amount of the withdrawal charge we deduct is equal to 6% of the amount withdrawn or the defaulted loan amount during the first six contract years. In the case of a surrender, we will pay you the greater of (i) the account value after any withdrawal charge has been imposed, or (ii) the free withdrawal amount plus 94% of the remaining account value.

Also, the total of all withdrawal charges assessed will not exceed 8% of all contributions made in the first six contract years.

10% FREE WITHDRAWAL AMOUNT. Each contract year, you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

EXCEPTIONS TO THE WITHDRAWAL CHARGE. A withdrawal charge will not apply upon any of the events listed below:


o The annuitant retires under the terms of the 403(b) plan, or separates from service;


o  The annuitant reaches age 59-1/2 and completes at least five contract years;

o  The annuitant dies and a death benefit is payable to the beneficiary;

o We receive a properly completed election form providing for the account value to be used to buy a life annuity;

o The annuitant reaches age 55 and completes at least five contract years and we receive a properly completed election form providing for the account value to be used to buy a period certain annuity. The period certain annuity must extend beyond the annuitant's age 59-1/2 and must not permit any prepayment of the unpaid principal before the annuitant reaches age 59-1/2;

o The annuitant completes at least three contract years and we receive a properly completed election form providing for the account value to be used to buy a period certain annuity of at least 10 years which does not permit any prepayment of the unpaid principal;

o A request is made for a refund of an excess contribution within one month of the date on which the contribution is made;

o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

o We receive proof satisfactory to us that the annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

o The annuitant has been confined to a nursing home for more than 90 days (or such other period, if required in your state) as verified by a licensed physician. A nursing home for this purpose means one which is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

o The annuitant elects a withdrawal that qualifies as a hardship withdrawal under the federal income tax rules.

                                                         Charges and expenses 11

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account A with the same daily asset charge of 1.20%.

SERIES 600 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------------------------
                                                                              For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1998         1999          2000         2001        2002
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.39     $ 118.86      $ 115.59     $ 111.79    $  96.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --           11           101          287         488
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.87     $ 126.92      $ 107.54     $  94.83    $  62.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --          105           702          944         905
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.32     $ 101.97      $ 109.71     $ 116.93    $ 125.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --            1            16          112         193
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  93.00     $ 126.30      $  95.90     $  72.66    $  64.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --            3            36           45         272
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --     $ 116.42      $  93.88     $  70.52    $  47.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --           36           350          438         383
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 103.62     $ 100.07      $ 110.03     $ 117.42    $ 124.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --            4            27          112         158
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  86.94     $ 109.62      $ 123.09     $ 105.51    $  72.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --            2            98          166         206
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --            --     $  94.71    $  80.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --           --            --           71         173
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  97.91     $ 115.06      $ 127.11     $ 132.52    $ 109.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --            7            41          119         183
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                             For the years ending December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                 2003         2004         2005         2006         2007
----------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 109.19     $ 120.60     $ 128.76     $ 149.99     $ 157.32
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                1           12           32           83          150
----------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.19     $ 107.05     $ 108.35     $ 113.87     $ 119.03
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                2           31           42           55          100
----------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 104.18     $ 110.91     $ 113.14     $ 121.57     $ 126.70
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                3           21           44           80          145
----------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 113.46     $ 121.88     $ 126.19     $ 137.55     $ 144.41
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              503          565          647          699          821
----------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 108.00     $ 119.18     $ 125.60     $ 142.10     $ 149.35
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                2           50          122          290          487
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  92.29     $ 104.06     $ 107.24     $ 117.28     $ 119.90
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1,026         1206        1,254        1,179        1,018
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 126.60     $ 127.50     $ 127.54     $ 129.94     $ 137.19
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              185          163          153          138          124
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  86.19     $ 100.63     $ 114.63     $ 139.89     $ 154.42
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              302          335          398          454          488
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  58.38     $  62.52     $  70.99     $  69.76     $  78.56
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              362          311          281          249          223
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 127.77     $ 130.97     $ 131.99     $ 135.39     $ 139.83
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              142          135          136          130          124
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 101.26     $ 114.03     $ 125.63     $ 135.30     $ 155.98
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              238          247          253          245          215
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 102.78     $ 115.20     $ 120.01     $ 143.93     $ 135.72
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              235          340          396          471        1,183
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  99.49     $ 101.87     $ 108.21     $ 108.46     $ 110.68
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               --            3           14           20           17
----------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 141.44     $ 154.51     $ 158.36     $ 187.75     $ 187.68
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              219          284          294          276          266
----------------------------------------------------------------------------------------------------------------------------------


I-1 Appendix I: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------
                                                                  For the years ending December 31,
                                                       1998         1999         2000         2001        2002
------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --     $ 75.88
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          74
------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 107.64      $ 103.26    $  87.02     $ 63.23
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --           3
------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --     $ 54.11
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --           5
------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 106.84      $ 111.80    $ 108.22     $ 80.55
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --            1             9          31         130
------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 103.69     $ 123.02      $ 109.63    $  95.13     $ 72.94
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           50           258         367         451
------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 106.63      $  93.02    $  76.26     $ 57.25
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --             3          10          16
------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --      $ 100.02    $  85.57     $ 68.93
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --             9         106         195
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                    For the years ending December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2004         2005          2006         2007
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  96.00     $ 115.37     $ 126.34      $ 156.89     $ 170.79
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        85          120          197           231          237
------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                                 --     $ 107.01     $ 112.23      $ 128.59     $ 131.73
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --            6           50            67           72
------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  79.94     $  81.81     $  87.90      $  91.38     $ 101.24
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         4            6            8             9           12
------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  66.27     $  69.10     $  71.76      $  76.14     $  79.35
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        11           12           17            27           43
------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------
  Unit value                                           $ 104.65     $ 114.66     $ 120.15      $ 133.03     $ 133.60
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       142          147          147           143          370
------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                                 --           --     $ 104.07      $ 111.01     $ 112.76
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --           --           11            27           45
------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------
  Unit value                                                 --           --           --            --     $  97.03
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --           --           --            --            8
------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  91.12     $ 100.33     $ 103.49      $ 117.68     $ 122.02
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       536          628          666           652          649
------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                                 --           --     $  97.53      $  99.66     $ 107.62
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --           --           --            14           37
------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  78.17     $  82.67     $  84.92      $  88.82     $  97.69
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        26           53           44            38           41
------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  97.80     $ 112.12     $ 117.83      $ 129.84     $ 138.57
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       301          399           --           494          531
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                                 --           --           --      $ 104.34     $ 105.20
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --           --           --            22          149
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                                 --           --           --      $ 108.27     $  97.73
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --           --           --             2           10
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------
  Unit value                                                 --           --           --            --     $  95.25
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --           --           --            --           69
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------
  Unit value                                                 --           --     $ 105.14      $ 116.57     $ 119.10
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --           --            5            12           21
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                                 --     $ 113.27     $ 116.74      $ 137.07     $ 148.00
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --            7           62            80          128
-------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-2

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------
                                                                For the years ending December 31,
                                                       1998        1999           2000        2001        2002
------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --    $  67.97
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          12
------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --    $ 107.19
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          45
------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 100.60    $  98.04       $ 103.43    $  95.23    $  76.16
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           3             17          32          35
------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --    $ 104.53       $ 102.57    $  85.14    $  66.44
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           2             17          21          26
------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 103.53    $ 177.65       $ 142.46    $  92.82    $  60.23
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          36            288         316         265
------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --    $ 105.94    $  92.57
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          47
------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  82.88    $  83.36       $  86.60    $  88.97    $  74.98
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           1             14         126         261
------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 101.68    $ 105.21       $ 110.19    $ 112.74    $ 112.77
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          17             57         125         107
------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --             --          --          --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --             --          --          --
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                    For the years ending December 31,
                                                         2003        2004         2005          2006         2007
---------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
---------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  89.06    $  99.97     $ 115.69      $ 136.30     $ 155.16
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       31          75           97           121          116
---------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                --          --     $ 115.10      $ 142.89     $ 164.04
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       --          --            3            14           40
---------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
---------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 109.48    $ 112.60     $ 113.71      $ 116.91     $ 119.09
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       72          95          130           144          159
---------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
---------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  95.42    $ 104.53     $ 107.33      $ 127.65     $ 124.59
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       35          38           39            39           38
---------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
---------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  80.11    $  88.18     $  93.39      $ 104.21     $ 106.95
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       31          32           31            28           26
---------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
---------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  76.94    $  85.62     $  92.23      $  98.21     $ 112.19
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      250         232          215           178          167
---------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                --          --     $ 106.44      $ 112.35     $ 104.42
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       --          --            6            41           49
---------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                --          --     $ 100.09      $ 100.69     $ 106.83
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       --          --           20            33           41
---------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                --          --     $ 106.09      $ 122.86     $ 125.59
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       --          --            3            10           13
---------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                --          --     $ 105.72      $ 117.71     $ 128.70
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       --          --            2             5           10
---------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                --          --     $ 111.59      $ 123.96     $ 123.17
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       --          --           14            23           38
---------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
---------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 119.93    $ 130.94     $ 143.22      $ 154.70     $ 174.30
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      133         180          241           295          326
---------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
---------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  98.72    $ 114.94     $ 126.42      $ 140.50     $ 136.59
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      291         333          377           382          349
---------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
---------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 112.05    $ 111.56     $ 113.12      $ 116.78     $ 120.81
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       83          75           68           103          133
---------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                --    $ 104.69     $ 109.03      $ 116.29     $ 138.79
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       --          --            6             5           11
---------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                --          --           --      $ 107.15     $ 107.60
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       --          --           --             8           73
---------------------------------------------------------------------------------------------------------------------


I-3 Appendix I: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



--------------------------------------------------------------------------------------------------------------------
                                                                 For the years ending December 31,
                                                       1998         1999          2000        2001        2002
--------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --    $  81.65
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          18
--------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 81.49     $ 157.61       $ 93.36     $ 87.48    $  81.32
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --            5            42          44          54
--------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          --
--------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
--------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 90.25     $ 105.70       $ 90.50     $ 66.90    $  47.01
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           17            71         100          95
--------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --    $ 106.88
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          83
--------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
--------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --            --          --    $  79.09
--------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            --          --          17
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                   For the years ending December 31,
                                                        2003         2004        2005           2006         2007
---------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --           --          --       $ 110.99     $ 115.91
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --          --              3           17
---------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --           --          --             --     $  95.27
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --          --             --            3
---------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --           --          --       $ 111.04     $ 107.76
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --          --              3           13
---------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --           --    $  99.44       $  98.64     $ 108.63
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --          35             56           73
---------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --           --    $  99.89       $ 102.60     $ 106.75
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --           3             11           19
---------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
---------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 117.68     $ 136.81    $ 140.93       $ 163.91     $ 158.96
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      59          104         133            167          193
---------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --     $ 111.26    $ 114.31       $ 108.40     $ 114.84
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --            2          26             30          152
---------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --           --          --       $ 107.63     $ 108.55
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --          --             11           54
---------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --     $ 109.27    $ 117.68       $ 132.73     $ 132.66
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --          21             46           65
---------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --           --    $ 104.39       $ 119.54     $ 115.14
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --           9             23           32
---------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 125.29     $ 153.09    $ 200.85       $ 271.98     $ 381.60
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      69           95         144            180          196
---------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --           --    $ 123.86       $ 133.70     $ 161.70
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --           4             12           34
---------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
---------------------------------------------------------------------------------------------------------------------
  Unit value                                               --           --          --             --     $  82.93
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --           --          --             --          244
---------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                         $  63.88     $  70.75    $  75.63       $  78.55     $  86.44
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     106          123         122            112           98
---------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
---------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 109.55     $ 112.44    $ 113.04       $ 115.90     $ 121.67
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     100          106         121            111          108
---------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
---------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 100.13     $ 110.93    $ 117.23       $ 121.77     $ 131.09
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      32           49          57             60           63
--------------------------------------------------------------------------------------------------------------------



                                 Appendix I: Condensed financial information I-4

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



---------------------------------------------------------------------------------------------------------------
                                                                For the years ending December 31,
                                                       1998       1999           2000        2001        2002
---------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
---------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 89.20     $ 84.97       $ 76.49     $ 76.09    $  72.96
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           5            28          49          69
---------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --    $  78.18
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          17
---------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --    $  76.54
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          21
---------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --    $  67.96
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          32
---------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --    $  79.20
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          32
---------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --    $  62.08
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          43
---------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --    $  73.80
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          36
---------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --          --
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          --
---------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --    $ 112.91
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          27
---------------------------------------------------------------------------------------------------------------
 Multimanager Technology
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --    $  56.71
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --           9
---------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --          --
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          --
---------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --          --
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          --
---------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --          --
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          --
---------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                              --          --            --          --          --
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --            --          --          --
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                            For the years ending December 31,
                                                    2003        2004        2005           2006         2007
---------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
---------------------------------------------------------------------------------------------------------------
  Unit value                                     $  88.34    $  94.85    $  96.58       $ 104.90     $ 106.89
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 130         179         218            218          211
---------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
---------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 103.76    $ 120.87    $ 137.87       $ 170.70     $ 189.61
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  31          62          71             89           88
---------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
---------------------------------------------------------------------------------------------------------------
  Unit value                                     $  96.89    $ 104.99    $ 110.72       $ 124.24     $ 128.89
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  31          33          31             29           30
---------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                     $  87.71    $  92.44    $  98.17       $  97.10     $ 106.72
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  53          65          65             66           67
---------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 102.57    $ 115.96    $ 122.70       $ 144.66     $ 148.12
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  39          51          62             86           93
---------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                     $  86.02    $  94.96    $ 101.69       $ 110.13     $ 121.76
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  94         125         122            116          107
---------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 102.53    $ 116.68    $ 123.75       $ 140.28     $ 138.72
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  66          91          89             85           82
---------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                           --    $ 114.62    $ 121.73       $ 132.55     $ 135.77
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  --           1          26             50           72
---------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 153.26    $ 177.32    $ 183.41       $ 210.41     $ 187.41
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  54         102         120            127          112
---------------------------------------------------------------------------------------------------------------
 Multimanager Technology
---------------------------------------------------------------------------------------------------------------
  Unit value                                     $  88.33    $  91.63    $ 100.73       $ 106.79     $ 124.72
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  31         130         128            124          126
---------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                           --          --          --       $ 108.37     $ 114.81
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  --          --          --             --            5
---------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                           --          --          --       $ 109.32     $ 115.96
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  --          --          --              2           15
---------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                           --          --          --       $ 110.21     $ 116.92
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  --          --          --              1            7
---------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                           --          --          --       $ 110.99     $ 118.22
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  --          --          --             --            5
---------------------------------------------------------------------------------------------------------------



               EQUI-VEST(SM) is issued by and is a service mark of
             AXA Equitable Life Insurance Company (AXA Equitable). Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC.
                1290 Avenue of the Americas, New York, NY 10104.

    Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.
                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234


I-5 Appendix I: Condensed financial information

EQUI-VEST(SM) Employer-Sponsored Retirement Programs


SUPPLEMENT DATED MAY 1, 2008 TO THE EQUI-VEST(SM) EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1, 2008

     EQUI-VEST(SM) VANTAGE(SM)
--------------------------------------------------------------------------------



This Supplement adds to and modifies certain information contained in the Prospectus dated May 1, 2008, for the EQUI-VEST(SM) Employer-Sponsored Retirement Programs offered by AXA Equitable Life Insurance Company ("Prospectus").


We offer the EQUI-VEST(SM) Vantage(SM) contract to fund certain Section 403(b) plans ("plans"). The EQUI-VEST(SM) Vantage(SM) contract is available to plans that meet our requirements, which may include requirements regarding plan vesting provisions. The EQUI-VEST(SM) Vantage(SM) contract may not currently be available in every state. Your financial professional can provide information about state availability.

EQUI-VEST(SM) Vantage(SM) is a group variable deferred annuity contract. Either the plan trustee or the employer will be the EQUI-VEST(SM) Vantage(SM) contract holder. Certain rights may be exercised by employees covered under an employer`s plan (the "participants"). These rights will be set forth in a participation certificate provided to each participant. The 12-month period beginning on the participant`s participation date and each 12-month period thereafter is a "participation year." The "participation date" is the date we receive a participant`s properly completed and signed enrollment form and any other required documents at our processing office. "Contract date" is the date following our acceptance of a properly completed and signed application (and other required documents). The 12-month period beginning on a contract date and each 12-month period after that is a "contract year." The end of each 12-month period is the "contract anniversary." Terms and other provisions not defined or modified in this Supplement are the same as in the Prospectus.1

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

We offer the EQUI-VEST(SM) Vantage(SM) contract to purchasers on the same basis and under the same terms and conditions described in the Prospectus as those that apply to EQUI-VEST(SM) Series 100 and 200 contracts, except for certain material differences described in this Supplement. This Supplement should be read together with the Prospectus. You should be aware that an annuity contract that is a Tax Sheltered Annuity (TSA), such as the EQUI-VEST(SM) Vantage(SM), does not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before participating in EQUI-VEST(SM) Vantage(SM) TSA, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of this annuity with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," in the Prospectus).

                                  ----------
See "Tax information" in the Prospectus for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information for TSA contracts.

We may at some future time, under certain conditions and subject to applicable law, allow a current owner of an EQUI-VEST(SM) series 100, series 200, or series 600 TSA contract to exchange it for participation in an EQUI-VEST(SM) Vantage(SM) contract. An exchange for participation in an EQUI-VEST(SM) Vantage(SM) contract may or may not be advantageous, based on all of the circumstances, including a comparison of contractual terms and conditions, and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

Material differences between EQUI-VEST(SM) Vantage(SM) and the provisions of the EQUI-VEST(SM) series 100 and 200 contracts described in the Prospectus include the information above as well as the following:

-------
1 This Supplement distinguishes between "contract" and "participation certificate" as well as "contract holder" and "participant" when describing the EQUI-VEST(SM) Vantage(SM) product. The Prospectus does not make these distinctions and generally uses the terms "you" and "your" when referring to the person who has the right or responsibility that the Prospectus is discussing at that point, and to "contract" when referring to the participation certificate or contract that includes the right being discussed. In this supplement, unless otherwise stated, "you" and "your" refers to the participant.


                                                                          X02022

1. THE FOLLOWING PARAGRAPH IS ADDED TO THE "EQUI-VEST(SM) EMPLOYER-SPONSORED PROGRAMS AT A GLANCE -- KEY FEATURES" TABLE UNDER "TAX ADVANTAGES" IN THE
   PROSPECTUS:



  EQUI-VEST(SM)
  VANTAGE(SM)
  TAX ADVANTAGES        You should be aware that electing the optional
                        "enhanced death benefit" may have limited usefulness due to the effect of Required Minimum
                        Distributions ("RMDs"). Your required withdrawals reduce this benefit and may have the effect of eliminating your ability to utilize the entire benefit.
                        You should consult with your tax adviser and consider whether you can satisfy your RMD from another similar qualified source prior to purchasing this benefit.



2. THE FOLLOWING IS ADDED AS A NEW HEADING TO THE "EQUI-VEST(SM)
   EMPLOYER-SPONSORED RETIREMENT PROGRAMS AT A GLANCE -- KEY FEATURES" TABLE BEFORE "PAYOUT OPTIONS" IN THE PROSPECTUS:



  EQUI-VEST(SM)
  VANTAGE(SM)
  DEATH BENEFIT
  PROTECTION            The contract provides a death benefit for the
                        beneficiary should you die. The death benefit is equal to your account value or the minimum death benefit, whichever is higher. However, if you elect the optional enhanced death benefit, the death benefit is equal to your account value or the enhanced death benefit, whichever is higher.



3. THE FOLLOWING IS ADDED TO THE "EQUI-VEST(SM) EMPLOYER-SPONSORED RETIREMENT PROGRAMS AT A GLANCE -- KEY FEATURES" TABLE UNDER "FEES AND CHARGES" IN THE
   PROSPECTUS:


--------------------------------------------------------------------------------
FEES AND CHARGES     o Separate account charge deducted daily on amounts
FOR EQUI-VEST(SM)      invested in variable investment options: Varies by
VANTAGE(SM)            employer group, annual rate ranges between 0.50% --
                       0.90%.

                     o Annual administrative charge: There is no annual
                       administrative charge.


                     o Charge for third-party transfer (such as in the case of
                       a direct plan-to-plan transfer of the account value or a contract exchange under the same 403(b) plan to an "employer-designated funding vehicle" or a direct rollover to another eligible retirement plan: $25 current ($65 maximum) per occurrence per participant.


                     o No sales charge deducted at the time contributions are
                       made.

                     o Withdrawal charge: We deduct a charge of up to 6% of the amount withdrawn from your account value for withdrawals made (or of the defaulted loan amount, if applicable) in the first five contract years or participation years, depending upon the employer's group. The total of all withdrawal charges may not exceed 8% of all contributions attributable to the participant in the first five contract or participation years (as applicable) that are permitted to be withdrawn.

                     o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                     o We deduct an annual charge equal to 0.15% of the account value on each participation date anniversary if you elect the optional enhanced death benefit.

                     o We deduct an annuity administrative fee of $350 from
                       amounts applied to a Variable Immediate Annuity payout option. This option is described in a separate prospectus that is available from your financial professional.

                     o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee table" later in this prospectus for details.

                     o For variations, including variations in fees and charges for certain contract owners in the State of Texas,
                       please see Appendix II.
--------------------------------------------------------------------------------

4. VARIABLE INVESTMENT OPTIONS

The Variable Investment Options for which information is provided in Section 5 below are available under the contract, subject to state regulatory approval and availability under your employer's plan.



5. THE FOLLOWING TABLE AND EXAMPLE ARE ADDED BEFORE "CONDENSED FINANCIAL INFORMATION" IN "FEE TABLE" IN THE PROSPECTUS:



FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the EQUI-VEST(SM) VANTAGE(SM) certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Supplement.

The first table describes fees and expenses that you will pay at the time that you make certain withdrawals, surrender your certificate, purchase a Variable Immediate Annuity payout option or make certain transfers and rollovers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.


--------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
--------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of the amount withdrawn (deducted
when you surrender your certificate or make certain withdrawals)                           6.00%

Charge if you elect a Variable Immediate Annuity payout option (which is described
in a separate prospectus for that option)                                                  $350

Charge for third-party transfer or direct rollover                                         $65 maximum per participant for each
                                                                                           occurrence;
                                                                                           currently $25 per participant for
                                                                                           each occurrence.

The next table describes the fees and expenses that you will pay periodically during the time that you have your certificate, not including underlying trust portfolio fees and expenses.

--------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value on each participation date anniversary
--------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge                                                       $0

--------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
--------------------------------------------------------------------------------------------------------------------------------
Separate Account annual expenses(1)                                                        0.50% to 0.90% maximum

--------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from the account value each year if you elect the optional enhanced death benefit
--------------------------------------------------------------------------------------------------------------------------------
Optional enhanced death benefit charge (as a percentage of your account value) is
deducted annually on each participation date anniversary                                   0.15%
--------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own your certificate. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


--------------------------------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted         Lowest     Highest
from portfolio assets including management fees, 12b-1 fees, service fees,             ------     -------
and/or other expenses)(2)                                                              0.63%      3.71%
--------------------------------------------------------------------------------------------------------------------------------

This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.



------------------------------------------------------------------------------------------
                                                        Management    12b-1     Other
 Portfolio Name                                          Fees(3)     Fees(4)  Expenses(5)
------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
------------------------------------------------------------------------------------------
AXA Aggressive Allocation(a)                              0.10%       0.25%     0.17%
AXA Conservative Allocation(a)                            0.10%       0.25%     0.21%
AXA Conservative-Plus Allocation(a)                       0.10%       0.25%     0.19%
AXA Moderate Allocation(a)                                0.10%       0.25%     0.17%
AXA Moderate-Plus Allocation(a)                           0.10%       0.25%     0.17%
Multimanager Aggressive Equity                            0.60%       0.25%     0.19%
Multimanager Core Bond                                    0.58%       0.25%     0.18%
Multimanager Health Care                                  1.20%       0.25%     0.23%
Multimanager High Yield                                   0.57%       0.25%     0.19%
Multimanager International Equity                         1.00%       0.25%     0.23%
Multimanager Large Cap Core Equity                        0.89%       0.25%     0.21%
Multimanager Large Cap Growth                             0.90%       0.25%     0.22%
Multimanager Large Cap Value                              0.87%       0.25%     0.20%
Multimanager Mid Cap Growth                               1.10%       0.25%     0.20%
Multimanager Mid Cap Value                                1.09%       0.25%     0.20%
Multimanager Small Cap Growth                             1.05%       0.25%     0.27%
Multimanager Small Cap Value                              1.03%       0.25%     0.18%
Multimanager Technology                                   1.20%       0.25%     0.22%
Target 2015 Allocation                                    0.10%       0.25%     1.71%
Target 2025 Allocation                                    0.10%       0.25%     1.41%
Target 2035 Allocation                                    0.10%       0.25%     2.38%
Target 2045 Allocation                                    0.10%       0.25%     2.81%
------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         0.47%       0.25%     0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%       0.25%     0.13%
EQ/AllianceBernstein International                        0.71%       0.25%     0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%       0.25%     0.13%
EQ/AllianceBernstein Quality Bond                         0.50%       0.25%     0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%       0.25%     0.13%
EQ/AllianceBernstein Value                                0.59%       0.25%     0.12%
EQ/AXA Rosenberg Value Long/Short Equity                  1.40%       0.25%     1.91%
EQ/BlackRock Basic Value Equity                           0.55%       0.25%     0.13%
EQ/BlackRock International Value                          0.81%       0.25%     0.19%
EQ/Boston Advisors Equity Income                          0.75%       0.25%     0.14%
EQ/Calvert Socially Responsible                           0.65%       0.25%     0.23%
EQ/Capital Guardian Growth                                0.65%       0.25%     0.14%
EQ/Capital Guardian Research                              0.63%       0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%       0.25%     0.16%
EQ/Davis New York Venture                                 0.85%       0.25%     0.18%
EQ/Equity 500 Index                                       0.25%       0.25%     0.13%
EQ/Evergreen International Bond                           0.70%       0.25%     0.17%
EQ/Evergreen Omega                                        0.65%       0.25%     0.25%
EQ/FI Mid Cap                                             0.68%       0.25%     0.13%
EQ/Franklin Income                                        0.90%       0.25%     0.15%
EQ/Franklin Small Cap Value                               0.90%       0.25%     0.18%
EQ/Franklin Templeton Founding Strategy                   0.05%       0.25%     0.22%
EQ/GAMCO Mergers and Acquisitions                         0.90%       0.25%     0.19%
EQ/GAMCO Small Company Value                              0.76%       0.25%     0.12%
EQ/International Core PLUS(e)                             0.60%       0.25%     0.30%
EQ/International Growth                                   0.85%       0.25%     0.27%
EQ/JPMorgan Core Bond                                     0.43%       0.25%     0.13%
EQ/JPMorgan Value Opportunities                           0.60%       0.25%     0.14%
EQ/Large Cap Core PLUS(b)                                 0.50%       0.25%     0.25%
EQ/Large Cap Growth PLUS(c)                               0.50%       0.25%     0.24%
EQ/Legg Mason Value Equity                                0.65%       0.25%     0.17%
EQ/Long Term Bond                                         0.40%       0.25%     0.13%
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                          Total
                                                         Acquired         Annual        Fee           Net
                                                           Fund          Expenses     Waivers        Annual
                                                         Fees and         (Before     and/or        Expenses
                                                         Expenses         Expense     Expense       (After
                                                       (Underlying        Limita-    Reimburse-     Expense
 Portfolio Name                                       Portfolios)(6)      tions)      ments(7)    Limitations)
---------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation(a)                              0.92%            1.44%      (0.17)%        1.27%
AXA Conservative Allocation(a)                            0.69%            1.25%      (0.21)%        1.04%
AXA Conservative-Plus Allocation(a)                       0.76%            1.30%      (0.19)%        1.11%
AXA Moderate Allocation(a)                                0.82%            1.34%      (0.17)%        1.17%
AXA Moderate-Plus Allocation(a)                           0.86%            1.38%      (0.17)%        1.21%
Multimanager Aggressive Equity                             --              1.04%        --           1.04%
Multimanager Core Bond                                     --              1.01%      (0.01)%        1.00%
Multimanager Health Care                                   --              1.68%       0.00%         1.68%
Multimanager High Yield                                    --              1.01%        --           1.01%
Multimanager International Equity                          --              1.48%       0.00%         1.48%
Multimanager Large Cap Core Equity                         --              1.35%       0.00%         1.35%
Multimanager Large Cap Growth                              --              1.37%      (0.02)%        1.35%
Multimanager Large Cap Value                               --              1.32%       0.00%         1.32%
Multimanager Mid Cap Growth                                --              1.55%       0.00%         1.55%
Multimanager Mid Cap Value                                 --              1.54%       0.00%         1.54%
Multimanager Small Cap Growth                              --              1.57%      (0.02)%        1.55%
Multimanager Small Cap Value                               --              1.46%       0.00%         1.46%
Multimanager Technology                                   0.01%            1.68%       0.00%         1.68%
Target 2015 Allocation                                    0.55%            2.61%      (1.46)%        1.15%
Target 2025 Allocation                                    0.55%            2.31%      (1.16)%        1.15%
Target 2035 Allocation                                    0.55%            3.28%      (2.13)%        1.15%
Target 2045 Allocation                                    0.55%            3.71%      (2.56)%        1.15%
---------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
---------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          --              0.85%        --           0.85%
EQ/AllianceBernstein Intermediate Government Securities    --              0.88%        --           0.88%
EQ/AllianceBernstein International                         --              1.14%      (0.04)%        1.10%
EQ/AllianceBernstein Large Cap Growth                      --              1.28%      (0.23)%        1.05%
EQ/AllianceBernstein Quality Bond                          --              0.89%        --           0.89%
EQ/AllianceBernstein Small Cap Growth                      --              1.12%        --           1.12%
EQ/AllianceBernstein Value                                 --              0.96%      (0.01)%        0.95%
EQ/AXA Rosenberg Value Long/Short Equity                   --              3.56%       0.00%         3.56%
EQ/BlackRock Basic Value Equity                            --              0.93%       0.00%         0.93%
EQ/BlackRock International Value                           --              1.25%       0.00%         1.25%
EQ/Boston Advisors Equity Income                           --              1.14%      (0.09)%        1.05%
EQ/Calvert Socially Responsible                            --              1.13%      (0.08)%        1.05%
EQ/Capital Guardian Growth                                0.01%            1.05%      (0.09)%        0.96%
EQ/Capital Guardian Research                               --              1.01%      (0.06)%        0.95%
EQ/Caywood-Scholl High Yield Bond                          --              1.01%      (0.01)%        1.00%
EQ/Davis New York Venture                                  --              1.28%       0.00%         1.28%
EQ/Equity 500 Index                                        --              0.63%        --           0.63%
EQ/Evergreen International Bond                            --              1.12%       0.00%         1.12%
EQ/Evergreen Omega                                         --              1.15%       0.00%         1.15%
EQ/FI Mid Cap                                              --              1.06%      (0.06)%        1.00%
EQ/Franklin Income                                         --              1.30%       0.00%         1.30%
EQ/Franklin Small Cap Value                                --              1.33%      (0.03)%        1.30%
EQ/Franklin Templeton Founding Strategy                   1.05%            1.57%      (0.12)%        1.45%(8)
EQ/GAMCO Mergers and Acquisitions                          --              1.34%       0.00%         1.34%
EQ/GAMCO Small Company Value                               --              1.13%       0.00%         1.13%
EQ/International Core PLUS(e)                             0.04%            1.19%      (0.05)%        1.14%
EQ/International Growth                                    --              1.37%       0.00%         1.37%
EQ/JPMorgan Core Bond                                      --              0.81%       0.00%         0.81%
EQ/JPMorgan Value Opportunities                            --              0.99%      (0.04)%        0.95%
EQ/Large Cap Core PLUS(b)                                 0.02%            1.02%      (0.05)%        0.97%
EQ/Large Cap Growth PLUS(c)                               0.02%            1.01%      (0.04)%        0.97%
EQ/Legg Mason Value Equity                                 --              1.07%      (0.07)%        1.00%
EQ/Long Term Bond                                          --              0.78%       0.00%         0.78%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                                       Management      12b-1     Other
 Portfolio Name                         Fees(3)       Fees(4)  Expenses(5)
---------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income         0.65%         0.25%     0.16%
EQ/Lord Abbett Large Cap Core            0.65%         0.25%     0.21%
EQ/Lord Abbett Mid Cap Value             0.70%         0.25%     0.15%
EQ/Marsico Focus                         0.85%         0.25%     0.13%
EQ/Mid Cap Value PLUS(d)                 0.55%         0.25%     0.24%
EQ/Money Market                          0.32%         0.25%     0.13%
EQ/Montag & Caldwell Growth              0.75%         0.25%     0.15%
EQ/Mutual Shares                         0.90%         0.25%     0.21%
EQ/Oppenheimer Global                    0.95%         0.25%     0.51%
EQ/Oppenheimer Main Street Opportunity   0.85%         0.25%     0.45%
EQ/Oppenheimer Main Street Small Cap     0.90%         0.25%     0.48%
EQ/PIMCO Real Return                     0.55%         0.25%     0.14%
EQ/Short Duration Bond                   0.43%         0.25%     0.15%
EQ/Small Company Index                   0.25%         0.25%     0.14%
EQ/T. Rowe Price Growth Stock            0.79%         0.25%     0.14%
EQ/Templeton Growth                      0.95%         0.25%     0.20%
EQ/UBS Growth and Income                 0.75%         0.25%     0.16%
EQ/Van Kampen Comstock                   0.65%         0.25%     0.15%
EQ/Van Kampen Emerging Markets Equity    1.11%         0.25%     0.28%
EQ/Van Kampen Mid Cap Growth             0.70%         0.25%     0.15%
EQ/Van Kampen Real Estate                0.90%         0.25%     0.21%
---------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                         Total
                                        Acquired         Annual        Fee         Net
                                          Fund          Expenses     Waivers      Annual
                                        Fees and        (Before     and/or       Expenses
                                        Expenses         Expense     Expense      (After
                                      (Underlying        Limita-   Reimburse-    Expense
 Portfolio Name                      Portfolios)(6)      tions)      ments(7)  Limitations)
--------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income          --              1.06%      (0.06)%      1.00%
EQ/Lord Abbett Large Cap Core             --              1.11%      (0.11)%      1.00%
EQ/Lord Abbett Mid Cap Value              --              1.10%      (0.05)%      1.05%
EQ/Marsico Focus                          --              1.23%      (0.08)%      1.15%
EQ/Mid Cap Value PLUS(d)                 0.02%            1.06%      (0.04)%      1.02%
EQ/Money Market                           --              0.70%        --         0.70%
EQ/Montag & Caldwell Growth               --              1.15%       0.00%       1.15%
EQ/Mutual Shares                          --              1.36%      (0.06)%      1.30%
EQ/Oppenheimer Global                    0.01%            1.72%      (0.36)%      1.36%
EQ/Oppenheimer Main Street Opportunity   0.01%            1.56%      (0.25)%      1.31%
EQ/Oppenheimer Main Street Small Cap     0.01%            1.64%      (0.33)%      1.31%
EQ/PIMCO Real Return                      --              0.94%      (0.04)%      0.90%
EQ/Short Duration Bond                    --              0.83%       0.00%       0.83%
EQ/Small Company Index                    --              0.64%       0.00%       0.64%
EQ/T. Rowe Price Growth Stock             --              1.18%      (0.03)%      1.15%
EQ/Templeton Growth                       --              1.40%      (0.05)%      1.35%
EQ/UBS Growth and Income                  --              1.16%      (0.11)%      1.05%
EQ/Van Kampen Comstock                    --              1.05%      (0.05)%      1.00%
EQ/Van Kampen Emerging Markets Equity     --              1.64%       0.00%       1.64%
EQ/Van Kampen Mid Cap Growth              --              1.10%      (0.05)%      1.05%
EQ/Van Kampen Real Estate                 --              1.36%      (0.10)%      1.26%
--------------------------------------------------------------------------------------------



Notes:

(a) The AXA Allocation portfolios.
(b) Formerly named "MarketPLUS Large Cap Core."
(c) Formerly named "MarketPLUS Large Cap Growth."
(d) Formerly named "MarketPLUS Mid Cap Value."
(e) Formerly named "MarketPLUS International Core."


(1) For mortality and expense risks, and administrative and financial accounting expenses. A portion of this charge is for providing the death benefit.


(2) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(3) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (7) for any expense limitation agreement information.

(4) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the contract.

(5) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (7) for any expense limitation agreement information.


(6) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "-" indicates that the listed portfolio does not invest in underlying portfolios.

(7) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "-" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



------------------------------------------------
   Portfolio Name:
------------------------------------------------
   Multimanager Aggressive Equity       0.97%
------------------------------------------------
   Multimanager Health Care             1.67%
------------------------------------------------
   Multimanager Large Cap Core Equity   1.34%
------------------------------------------------
   Multimanager Large Cap Growth        1.29%
------------------------------------------------
   Multimanager Large Cap Value         1.26%
------------------------------------------------
   Multimanager Mid Cap Growth          1.52%
------------------------------------------------
   Multimanager Mid Cap Value           1.53%
------------------------------------------------

---------------------------------------------------
   Portfolio Name:
---------------------------------------------------
   Multimanager Small Cap Growth           1.35%
---------------------------------------------------
   Multimanager Small Cap Value            1.45%
---------------------------------------------------
   Multimanager Technology                 1.67%
---------------------------------------------------
   EQ/AllianceBernstein Common Stock       0.84%
---------------------------------------------------
   EQ/AllianceBernstein Large Cap Growth   1.03%
---------------------------------------------------
   EQ/AllianceBernstein Small Cap Growth   1.11%
---------------------------------------------------
   EQ/AllianceBernstein Value              0.87%
---------------------------------------------------
   EQ/BlackRock Basic Value Equity         0.92%
---------------------------------------------------
   EQ/Davis New York Venture               1.25%
---------------------------------------------------
   EQ/Evergreen Omega                      1.12%
---------------------------------------------------
   EQ/GAMCO Mergers and Acquisitions       1.33%
---------------------------------------------------
   EQ/GAMCO Small Company Value            1.10%
---------------------------------------------------
   EQ/International Core PLUS              1.05%
---------------------------------------------------
   EQ/Large Cap Core PLUS                  0.83%
---------------------------------------------------
   EQ/Large Cap Growth PLUS                0.82%
---------------------------------------------------
   EQ/Legg Mason Value Equity              0.97%
---------------------------------------------------
   EQ/Lord Abbett Growth and Income        0.98%
---------------------------------------------------
   EQ/Lord Abbett Large Cap Core           0.99%
---------------------------------------------------
   EQ/Lord Abbett Mid Cap Value            1.04%
---------------------------------------------------
   EQ/Mid Cap Value PLUS                   0.81%
---------------------------------------------------
   EQ/Montag & Caldwell Growth             1.13%
---------------------------------------------------
   EQ/T. Rowe Price Growth Stock           0.87%
---------------------------------------------------
   EQ/UBS Growth and Income                1.04%
---------------------------------------------------
   EQ/Van Kampen Comstock                  0.99%
---------------------------------------------------
   EQ/Van Kampen Mid Cap Growth            1.04%
---------------------------------------------------



(8) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and administration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLES: EQUI-VEST(SM) VANTAGE(SM) CONTRACTS

These examples are intended to help you compare the cost of investing in the EQUI-VEST(SM) Vantage(SM) contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectus for each Trust.

The examples below show the expenses that a hypothetical certificate holder would pay in the situations illustrated.

The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the withdrawal charge, the optional enhanced death benefit charge, the third-party transfer or direct rollover charge and the charge if you elect a Variable Immediate Annuity payout option do apply to amounts in the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

Please note that the charges that would apply under your certificate may be lower if: (i) your participation is under a contract with lower Separate Account A charges; (ii) your participation is under a contract that either no longer has a withdrawal charge, or has a lesser percentage withdrawal charge, or has a shorter withdrawal charge period associated with it than is used in the examples; or (iii) you have not elected the optional enhanced death benefit. The EQUI-VEST(SM) Vantage(SM) contracts were first offered on January 14, 2002.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the certificate for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this supplement; (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; (iii) that the optional enhanced death benefit has been elected; (iv) there is no waiver of the withdrawal charge; and (v) the Contract Year and Participation Year are the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                              of
                                                                  the applicable time period
                                                          --------------------------------------------
                                                           1 year    3 years    5 years     10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  876     $1,447     $1,934      $2,914
AXA Conservative Allocation                                $  857     $1,391     $1,840      $2,716
AXA Conservative-Plus Allocation                           $  862     $1,406     $1,864      $2,769
AXA Moderate Allocation                                    $  866     $1,418     $1,884      $2,810
AXA Moderate-Plus Allocation                               $  870     $1,430     $1,904      $2,852
Multimanager Aggressive Equity                             $  836     $1,329     $1,735      $2,493
Multimanager Core Bond                                     $  833     $1,320     $1,720      $2,461
Multimanager Health Care                                   $  899     $1,518     $2,051      $3,158
Multimanager High Yield                                    $  833     $1,320     $1,720      $2,461
Multimanager International Equity                          $  880     $1,459     $1,953      $2,955
Multimanager Large Cap Core Equity                         $  867     $1,421     $1,889      $2,821
Multimanager Large Cap Growth                              $  869     $1,427     $1,899      $2,841
Multimanager Large Cap Value                               $  864     $1,412     $1,874      $2,789
Multimanager Mid Cap Growth                                $  887     $1,480     $1,988      $3,026
Multimanager Mid Cap Value                                 $  886     $1,477     $1,983      $3,016
Multimanager Small Cap Growth                              $  889     $1,485     $1,998      $3,047
Multimanager Small Cap Value                               $  878     $1,453     $1,944      $2,934
Multimanager Technology                                    $  899     $1,518     $2,051      $3,158
Target 2015 Allocation                                     $  991     $1,787     $2,496      $4,049
Target 2025 Allocation                                     $  962     $1,701     $2,355      $3,771
Target 2035 Allocation                                     $1,057     $1,978     $2,805      $4,640
Target 2045 Allocation                                     $1,100     $2,099     $2,999      $4,998
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  818     $1,272     $1,639      $2,288
EQ/AllianceBernstein Intermediate Government Securities    $  820     $1,281     $1,654      $2,320
EQ/AllianceBernstein International                         $  846     $1,359     $1,785      $2,600
EQ/AllianceBernstein Large Cap Growth                      $  860     $1,400     $1,855      $2,748
EQ/AllianceBernstein Quality Bond                          $  821     $1,284     $1,659      $2,331
EQ/AllianceBernstein Small Cap Growth                      $  844     $1,353     $1,775      $2,579
EQ/AllianceBernstein Value                                 $  828     $1,305     $1,695      $2,407
EQ/AXA Rosenberg Value Long/Short Equity                   $1,085     $2,057     $2,932      $4,875
EQ/BlackRock Basic Value Equity                            $  825     $1,296     $1,679      $2,375
EQ/BlackRock International Value                           $  857     $1,391     $1,840      $2,716
EQ/Boston Advisors Equity Income                           $  846     $1,359     $1,785      $2,600
EQ/Calvert Socially Responsible                            $  845     $1,356     $1,780      $2,589
EQ/Capital Guardian Growth                                 $  837     $1,332     $1,740      $2,504
EQ/Capital Guardian Research                               $  833     $1,320     $1,720      $2,461
EQ/Caywood-Scholl High Yield Bond                          $  833     $1,320     $1,720      $2,461
EQ/Davis New York Venture                                  $  860     $1,400     $1,855      $2,748
EQ/Equity 500 Index                                        $  796     $1,207     $1,527      $2,044
EQ/Evergreen International Bond                            $  844     $1,353     $1,775      $2,579
EQ/Evergreen Omega                                         $  847     $1,362     $1,790      $2,611
EQ/FI Mid Cap                                              $  838     $1,335     $1,745      $2,515
EQ/Franklin Income                                         $  862     $1,406     $1,864      $2,769
EQ/Franklin Small Cap Value                                $  865     $1,415     $1,879      $2,800
EQ/Franklin Templeton Founding Strategy                    $  889     $1,485     $1,998      $3,047
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                If you annuitize at the end of
                                                                 the applicable time period(1)
                                                         ---------------------------------------------
                                                          1 year     3 years    5 years     10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,447     $1,934      $2,914
AXA Conservative Allocation                                 N/A       $1,391     $1,840      $2,716
AXA Conservative-Plus Allocation                            N/A       $1,406     $1,864      $2,769
AXA Moderate Allocation                                     N/A       $1,418     $1,884      $2,810
AXA Moderate-Plus Allocation                                N/A       $1,430     $1,904      $2,852
Multimanager Aggressive Equity                              N/A       $1,329     $1,735      $2,493
Multimanager Core Bond                                      N/A       $1,320     $1,720      $2,461
Multimanager Health Care                                    N/A       $1,518     $2,051      $3,158
Multimanager High Yield                                     N/A       $1,320     $1,720      $2,461
Multimanager International Equity                           N/A       $1,459     $1,953      $2,955
Multimanager Large Cap Core Equity                          N/A       $1,421     $1,889      $2,821
Multimanager Large Cap Growth                               N/A       $1,427     $1,899      $2,841
Multimanager Large Cap Value                                N/A       $1,412     $1,874      $2,789
Multimanager Mid Cap Growth                                 N/A       $1,480     $1,988      $3,026
Multimanager Mid Cap Value                                  N/A       $1,477     $1,983      $3,016
Multimanager Small Cap Growth                               N/A       $1,485     $1,998      $3,047
Multimanager Small Cap Value                                N/A       $1,453     $1,944      $2,934
Multimanager Technology                                     N/A       $1,518     $2,051      $3,158
Target 2015 Allocation                                      N/A       $1,787     $2,496      $4,049
Target 2025 Allocation                                      N/A       $1,701     $2,355      $3,771
Target 2035 Allocation                                      N/A       $1,978     $2,805      $4,640
Target 2045 Allocation                                      N/A       $2,099     $2,999      $4,998
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,272     $1,639      $2,288
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,281     $1,654      $2,320
EQ/AllianceBernstein International                          N/A       $1,359     $1,785      $2,600
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,400     $1,855      $2,748
EQ/AllianceBernstein Quality Bond                           N/A       $1,284     $1,659      $2,331
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,353     $1,775      $2,579
EQ/AllianceBernstein Value                                  N/A       $1,305     $1,695      $2,407
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,057     $2,932      $4,875
EQ/BlackRock Basic Value Equity                             N/A       $1,296     $1,679      $2,375
EQ/BlackRock International Value                            N/A       $1,391     $1,840      $2,716
EQ/Boston Advisors Equity Income                            N/A       $1,359     $1,785      $2,600
EQ/Calvert Socially Responsible                             N/A       $1,356     $1,780      $2,589
EQ/Capital Guardian Growth                                  N/A       $1,332     $1,740      $2,504
EQ/Capital Guardian Research                                N/A       $1,320     $1,720      $2,461
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,320     $1,720      $2,461
EQ/Davis New York Venture                                   N/A       $1,400     $1,855      $2,748
EQ/Equity 500 Index                                         N/A       $1,207     $1,527      $2,044
EQ/Evergreen International Bond                             N/A       $1,353     $1,775      $2,579
EQ/Evergreen Omega                                          N/A       $1,362     $1,790      $2,611
EQ/FI Mid Cap                                               N/A       $1,335     $1,745      $2,515
EQ/Franklin Income                                          N/A       $1,406     $1,864      $2,769
EQ/Franklin Small Cap Value                                 N/A       $1,415     $1,879      $2,800
EQ/Franklin Templeton Founding Strategy                     N/A       $1,485     $1,998      $3,047
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                        If you do not
                                                                   surrender your contract
                                                                  the applicable time period
                                                        ---------------------------------------------
                                                          1 year    3 years     5 years    10 years
-----------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $261     $  803       $1,371     $2,914
AXA Conservative Allocation                                $241     $  743       $1,272     $2,716
AXA Conservative-Plus Allocation                           $247     $  759       $1,298     $2,769
AXA Moderate Allocation                                    $251     $  772       $1,319     $2,810
AXA Moderate-Plus Allocation                               $255     $  784       $1,340     $2,852
Multimanager Aggressive Equity                             $219     $  677       $1,161     $2,493
Multimanager Core Bond                                     $216     $  667       $1,145     $2,461
Multimanager Health Care                                   $287     $  878       $1,496     $3,158
Multimanager High Yield                                    $216     $  667       $1,145     $2,461
Multimanager International Equity                          $266     $  816       $1,392     $2,955
Multimanager Large Cap Core Equity                         $252     $  775       $1,324     $2,821
Multimanager Large Cap Growth                              $254     $  781       $1,335     $2,841
Multimanager Large Cap Value                               $249     $  765       $1,308     $2,789
Multimanager Mid Cap Growth                                $273     $  838       $1,428     $3,026
Multimanager Mid Cap Value                                 $272     $  835       $1,423     $3,016
Multimanager Small Cap Growth                              $275     $  844       $1,439     $3,047
Multimanager Small Cap Value                               $264     $  809       $1,382     $2,934
Multimanager Technology                                    $287     $  878       $1,496     $3,158
Target 2015 Allocation                                     $384     $1,166       $1,966     $4,049
Target 2025 Allocation                                     $353     $1,074       $1,817     $3,771
Target 2035 Allocation                                     $455     $1,370       $2,294     $4,640
Target 2045 Allocation                                     $500     $1,499       $2,499     $4,998
-----------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $199     $  617       $1,059     $2,288
EQ/AllianceBernstein Intermediate Government Securities    $203     $  626       $1,075     $2,320
EQ/AllianceBernstein International                         $230     $  709       $1,214     $2,600
EQ/AllianceBernstein Large Cap Growth                      $245     $  753       $1,287     $2,748
EQ/AllianceBernstein Quality Bond                          $204     $  629       $1,081     $2,331
EQ/AllianceBernstein Small Cap Growth                      $228     $  702       $1,203     $2,579
EQ/AllianceBernstein Value                                 $211     $  652       $1,118     $2,407
EQ/AXA Rosenberg Value Long/Short Equity                   $484     $1,454       $2,428     $4,875
EQ/BlackRock Basic Value Equity                            $208     $  642       $1,102     $2,375
EQ/BlackRock International Value                           $241     $  743       $1,272     $2,716
EQ/Boston Advisors Equity Income                           $230     $  709       $1,214     $2,600
EQ/Calvert Socially Responsible                            $229     $  705       $1,208     $2,589
EQ/Capital Guardian Growth                                 $220     $  680       $1,166     $2,504
EQ/Capital Guardian Research                               $216     $  667       $1,145     $2,461
EQ/Caywood-Scholl High Yield Bond                          $216     $  667       $1,145     $2,461
EQ/Davis New York Venture                                  $245     $  753       $1,287     $2,748
EQ/Equity 500 Index                                        $176     $  547       $  941     $2,044
EQ/Evergreen International Bond                            $228     $  702       $1,203     $2,579
EQ/Evergreen Omega                                         $231     $  712       $1,219     $2,611
EQ/FI Mid Cap                                              $222     $  683       $1,171     $2,515
EQ/Franklin Income                                         $247     $  759       $1,298     $2,769
EQ/Franklin Small Cap Value                                $250     $  769       $1,314     $2,800
EQ/Franklin Templeton Founding Strategy                    $275     $  844       $1,439     $3,047
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                           If you surrender your contract at the end
                                                             of                             If you annuitize at the end of
                                                  the applicable time period                 the applicable time period(1)
---------------------------------------------------------------------------------------------------------------------------------
                                           1 year    3 years    5 years    10 years  1 year     3 years    5 years     10 years
---------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions           $866     $1,418     $1,884      $2,810     N/A       $1,418     $1,884      $2,810
EQ/GAMCO Small Company Value                $845     $1,356     $1,780      $2,589     N/A       $1,356     $1,780      $2,589
EQ/International Core PLUS                  $851     $1,373     $1,810      $2,653     N/A       $1,373     $1,810      $2,653
EQ/International Growth                     $869     $1,427     $1,899      $2,841     N/A       $1,427     $1,899      $2,841
EQ/JPMorgan Core Bond                       $814     $1,260     $1,619      $2,244     N/A       $1,260     $1,619      $2,244
EQ/JPMorgan Value Opportunities             $831     $1,314     $1,710      $2,440     N/A       $1,314     $1,710      $2,440
EQ/Large Cap Core PLUS                      $834     $1,323     $1,725      $2,472     N/A       $1,323     $1,725      $2,472
EQ/Large Cap Growth PLUS                    $833     $1,320     $1,720      $2,461     N/A       $1,320     $1,720      $2,461
EQ/Legg Mason Value Equity                  $839     $1,338     $1,750      $2,525     N/A       $1,338     $1,750      $2,525
EQ/Long Term Bond                           $811     $1,252     $1,604      $2,211     N/A       $1,252     $1,604      $2,211
EQ/Lord Abbett Growth and Income            $838     $1,335     $1,745      $2,515     N/A       $1,335     $1,745      $2,515
EQ/Lord Abbett Large Cap Core               $843     $1,350     $1,770      $2,568     N/A       $1,350     $1,770      $2,568
EQ/Lord Abbett Mid Cap Value                $842     $1,347     $1,765      $2,557     N/A       $1,347     $1,765      $2,557
EQ/Marsico Focus                            $855     $1,385     $1,830      $2,695     N/A       $1,385     $1,830      $2,695
EQ/Mid Cap Value PLUS                       $838     $1,335     $1,745      $2,515     N/A       $1,335     $1,745      $2,515
EQ/Money Market                             $803     $1,228     $1,563      $2,122     N/A       $1,228     $1,563      $2,122
EQ/Montag & Caldwell Growth                 $847     $1,362     $1,790      $2,611     N/A       $1,362     $1,790      $2,611
EQ/Mutual Shares                            $868     $1,424     $1,894      $2,831     N/A       $1,424     $1,894      $2,831
EQ/Oppenheimer Global                       $903     $1,529     $2,071      $3,198     N/A       $1,529     $2,071      $3,198
EQ/Oppenheimer Main Street Opportunity      $888     $1,482     $1,993      $3,037     N/A       $1,482     $1,993      $3,037
EQ/Oppenheimer Main Street Small Cap        $896     $1,506     $2,032      $3,118     N/A       $1,506     $2,032      $3,118
EQ/PIMCO Real Return                        $826     $1,299     $1,684      $2,386     N/A       $1,299     $1,684      $2,386
EQ/Short Duration Bond                      $816     $1,266     $1,629      $2,266     N/A       $1,266     $1,629      $2,266
EQ/Small Company Index                      $797     $1,210     $1,532      $2,056     N/A       $1,210     $1,532      $2,056
EQ/T. Rowe Price Growth Stock               $850     $1,370     $1,805      $2,642     N/A       $1,370     $1,805      $2,642
EQ/Templeton Growth                         $872     $1,435     $1,914      $2,873     N/A       $1,435     $1,914      $2,873
EQ/UBS Growth and Income                    $848     $1,365     $1,795      $2,621     N/A       $1,365     $1,795      $2,621
EQ/Van Kampen Comstock                      $837     $1,332     $1,740      $2,504     N/A       $1,332     $1,740      $2,504
EQ/Van Kampen Emerging Markets Equity       $896     $1,506     $2,032      $3,118     N/A       $1,506     $2,032      $3,118
EQ/Van Kampen Mid Cap Growth                $842     $1,347     $1,765      $2,557     N/A       $1,347     $1,765      $2,557
EQ/Van Kampen Real Estate                   $868     $1,424     $1,894      $2,831     N/A       $1,424     $1,894      $2,831
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                          If you do not surrender your contract at
                                                         the end of
                                                 the applicable time period
------------------------------------------------------------------------------------
                                           1 year    3 years    5 years   10 years
------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions           $251      $772      $1,319     $2,810
EQ/GAMCO Small Company Value                $229      $705      $1,208     $2,589
EQ/International Core PLUS                  $235      $724      $1,240     $2,653
EQ/International Growth                     $254      $781      $1,335     $2,841
EQ/JPMorgan Core Bond                       $195      $604      $1,038     $2,244
EQ/JPMorgan Value Opportunities             $214      $661      $1,134     $2,440
EQ/Large Cap Core PLUS                      $217      $671      $1,150     $2,472
EQ/Large Cap Growth PLUS                    $216      $667      $1,145     $2,461
EQ/Legg Mason Value Equity                  $223      $686      $1,176     $2,525
EQ/Long Term Bond                           $192      $594      $1,022     $2,211
EQ/Lord Abbett Growth and Income            $222      $683      $1,171     $2,515
EQ/Lord Abbett Large Cap Core               $227      $699      $1,198     $2,568
EQ/Lord Abbett Mid Cap Value                $226      $696      $1,192     $2,557
EQ/Marsico Focus                            $239      $737      $1,261     $2,695
EQ/Mid Cap Value PLUS                       $222      $683      $1,171     $2,515
EQ/Money Market                             $184      $569      $  979     $2,122
EQ/Montag & Caldwell Growth                 $231      $712      $1,219     $2,611
EQ/Mutual Shares                            $253      $778      $1,329     $2,831
EQ/Oppenheimer Global                       $291      $891      $1,516     $3,198
EQ/Oppenheimer Main Street Opportunity      $274      $841      $1,434     $3,037
EQ/Oppenheimer Main Street Small Cap        $282      $866      $1,475     $3,118
EQ/PIMCO Real Return                        $209      $645      $1,107     $2,386
EQ/Short Duration Bond                      $197      $610      $1,049     $2,266
EQ/Small Company Index                      $177      $550      $  946     $2,056
EQ/T. Rowe Price Growth Stock               $234      $721      $1,235     $2,642
EQ/Templeton Growth                         $257      $791      $1,350     $2,873
EQ/UBS Growth and Income                    $232      $715      $1,224     $2,621
EQ/Van Kampen Comstock                      $220      $680      $1,166     $2,504
EQ/Van Kampen Emerging Markets Equity       $282      $866      $1,475     $3,118
EQ/Van Kampen Mid Cap Growth                $226      $696      $1,192     $2,557
EQ/Van Kampen Real Estate                   $253      $778      $1,329     $2,831
------------------------------------------------------------------------------------



(1) Please see "When withdrawal charges do not apply" in "Charges and expenses" in the Prospectus and "Withdrawal charge for EQUI-VEST(SM) Vantage(SM) contracts" later in this Supplement for more information on withdrawal charge waivers upon annuitization.

CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Supplement for the unit values and number of units outstanding as of the period shown for each of the variable investment options available as of December 31, 2006.



6. THE FOLLOWING INFORMATION IS ADDED TO THE CHART IN THE SECTION ENTITLED "HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT" IN "CONTRACT FEATURES AND BENEFITS" IN THE PROSPECTUS:



------------------------------------------------------------------------------------------------------------------------------------
Contract type    Source of contributions                                Limitations on contributions
------------------------------------------------------------------------------------------------------------------------------------
EQUI-VEST(SM)    o Employer Contributions: Contributions made by the    o For 2008, maximum amount of employer and employee
Vantage(SM)        Employer under the Plan, other than those              contributions is generally the lesser of $46,000 or
                   described in the items below.                          100% of compensation, with maximum salary
                                                                          reduction contribution of $15,500.
                 o Employer Matching Contributions: Employer
                   Contributions matching Salary Reduction              o If your employer`s plan permits and you are at least age
                   Contributions under the terms of the Plan.             50 at any time during 2008, additional salary reduction
                                                                          "catch-up" contributions totalling up to $5,000 can be
                 o Qualified Non-Elective and Qualified Matching          made.
                   Contributions: Contributions made by the Employer
                   to meet the requirements of the nondiscrimination    o All salary reduction contributions (whether pre-tax or
                   tests set forth in the Code.                           designated Roth) may not exceed the total maximum
                                                                          for the year (for 2008, $15,500 and age 50 catch-up of
                 o Salary Reduction Contributions (Elective Deferral      $ 5,000).
                   Contributions): Contributions under a salary
                   reduction agreement that an employee enters into     o Rollover or direct transfer contributions after age 70-1/2
                   with the Employer under the Plan.                      must be net of any required minimum distributions.

                 o "Designated Roth contributions" under Section        o Aggregate direct rollover and direct transfer
                   402A of the Code.                                      contributions must meet AXA Equitable`s anticipated
                                                                          minimum contribution requirements or meet minimum
                 o Rollover Contributions: Contributions of eligible      plan participation requirements.
                   rollover distributions directly or indirectly from
                   another eligible retirement arrangement.             o Different sources of contributions and earnings may be
                                                                          subject to withdrawal restrictions.
                 o Non-Roth After-Tax Contributions: Amounts
                   reported by the Employer as having non-Roth          o We currently do not accept rollovers of non-Roth
                   after-tax consequences under the Code.                 after-tax funds except as direct rollovers from 403(b)
                                                                          plans (we separately account for these rollover
                 o Direct Transfer Contributions: Amounts directly        contributions).
                   transferred (either a plan-to-plan direct transfer
                   or contract exchange under the same 403(b) plan).    o We currently do not accept rollovers or direct transfers of funds from designated Roth accounts.
                 o Additional "catch-up" contributions.
------------------------------------------------------------------------------------------------------------------------------------




7. THE FIRST PARAGRAPH UNDER "OWNER AND ANNUITANT REQUIREMENTS" IN "CONTRACT FEATURES AND BENEFITS" IN THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE
   FOLLOWING:


For the following employer-funded programs, the employee must be the owner on the contract: SEP-IRA, SARSEP-IRA, SIMPLE-IRA, TSA, University TSA (other than EQUI-VEST(SM) Vantage(SM) contracts) and Annuitant HR-10.



8. THE FOLLOWING IS ADDED AS THE LAST SECTION IN "CONTRACT FEATURES AND BENEFITS" IN THE PROSPECTUS:



UNALLOCATED ACCOUNT


When we receive cash transferred from a prior funding vehicle, the transferred amount will be credited as one lump sum to the plan's unallocated account. Any amount held in the plan's unallocated account becomes part of our guaranteed interest option and will be credited with interest at the rate applicable to amounts held in the guaranteed interest option. The transferred amount will remain in the plan's unallocated account until we have received all the information we require, including properly completed forms, to effect a transfer from the plan's unallocated account to a participant account. With respect to each participant, we will allocate amounts to each participant's account only after the employer provides instructions that are acceptable and necessary in order to complete the allocation process. We reserve the right to limit the period during which such instructions may be received to no more than 10 days from the initial transfer into the plan's unallocated account and to return funds to the employer for which transfer information has not been timely received in good order. In no event will we hold the transferred assets in the unallocated account for more than 105 days from the contract date. Under no circumstances will we be required to transfer to participant accounts an amount in aggregate greater than the amount deposited by the employer plus such interest as we credited to the unallocated account, unless otherwise expressly agreed upon between the employer and us.

The employer is solely responsible for effectuating the asset transfers in accordance with all applicable laws and regulations.


9. THE FOLLOWING IS ADDED AT THE END OF THE FIRST PARAGRAPH UNDER "WITHDRAWING YOUR ACCOUNT VALUE" IN "ACCESSING YOUR MONEY" IN THE PROSPECTUS:


Except as set forth in the following sentence, you may only withdraw amounts from your account value that are 100% vested subject to the employer's approval, plan rules and applicable laws. You may, however, transfer any non-vested account value attributable to you under the contract to another annuity contract, employer designated funding vehicle or other funding vehicle permitted by the employer and permitted under the tax law. Any withdrawal request you make requires contract holder approval. In addition, in many instances if you are under age 59-1/2, your ability to withdraw funds from an EQUI-VEST(SM) Vantage(SM) contract may be limited by the plan and section 403(b) of the Code. For example, amounts attributable to salary reduction contributions may not be withdrawn unless due to your death, disability or severance from employment with the employer who provided the funds. Also, you may be able to withdraw salary reduction contributions only (that is, no earnings) on account of hardship under federal income tax rules.


10. THE FOLLOWING IS ADDED AS A NEW SECTION FOLLOWING "WITHDRAWING YOUR ACCOUNT VALUE" IN "ACCESSING YOUR MONEY" IN THE PROSPECTUS:



FORFEITURES


A 403(b) plan may have a vesting schedule applicable to some or all employer contributions. Forfeitures can arise when a participant who is not fully vested under a plan separates from service. 403(b) plan participants should consult the plan administrator to learn more about the vesting schedule. When a forfeiture occurs, we will withdraw any unvested portion of a 403(b) plan participant`s cash value and deposit such amount in a forfeiture account in the contract. The plan administrator must tell us the unvested balance. We allocate amounts in the forfeiture account to the guaranteed interest option, unless otherwise agreed to by the contract holder and us.


Forfeited account values may be reallocated to active plan participants in accordance with the terms of the plan. Special rules apply to how the withdrawal charge, if any, will apply when forfeitures have occurred. See "Withdrawal Charge for EQUI-VEST(SM) Vantage(SM) contracts" under "Charges and expenses" in this Prospectus Supplement.



11. THE FOLLOWING IS ADDED AS THE LAST SENTENCE OF THE FIRST PARAGRAPH UNDER "LOANS UNDER TSA, GOVERNMENTAL EMPLOYER EDC AND CORPORATE TRUSTEED CONTRACTS" IN "ACCESSING YOUR MONEY" IN THE PROSPECTUS:


Any participant loan requests require contract holder approval.



12. THE FOLLOWING IS ADDED AFTER THE SECTION ENTITLED "TERMINATION" IN "ACCESSING YOUR MONEY" IN THE PROSPECTUS:



EQUI-VEST(SM) VANTAGE(SM) TERMINATION OF PARTICIPATION

We may terminate your participation under the EQUI-VEST(SM) Vantage(SM) contract and pay out your account value if:

(1) your account value is less than $500 and we have not received contributions on your behalf for a period of three years;

(2) you request a partial withdrawal that reduces your account value to an amount of less than $500;

(3) we have not received any contributions on your behalf within 120 days from your participation date; or

(4) the plan is no longer qualified under Section 403(b) of the Code and the EQUI-VEST(SM) Vantage(SM) contract is terminated by us.

We will deduct the amount of any outstanding loan balance and any applicable withdrawal charge from the account value when we terminate a participant`s participation under the contract.


The contract holder may discontinue an EQUI-VEST(SM) Vantage(SM) contract. Discontinuance of a contract means that the contract holder will not permit any further salary deferral or employer contributions to be made under the contract. If an EQUI-VEST(SM) Vantage(SM) contract is discontinued the contract holder may withdraw any cash value in the forfeiture account, as well as any portion of the account value attributable to a participant that is not vested and: (i) transfer, exchange or directly roll over such amounts to another employer-designated funding vehicle; or (ii) transfer, distribute or directly roll over such amounts in any other manner permitted under section 403(b) of the Code and the terms of the plan. If an EQUI-VEST(SM) Vantage(SM) contract is discontinued, if and as permitted under the plan, the participant may withdraw any portion of the account value attributable to the participant under the contract that is vested and: (i) transfer, exchange or directly roll over such amounts to the employer-designated funding vehicle or permit the contract holder to do so; (ii) directly roll over such amounts to another eligible retirement plan (iii) retain such amounts, if permitted under federal tax law; or (iv) maintain such account value with us. If the account value remains with us, such amounts will continue to be subject to withdrawal charges based upon the contract holder`s original withdrawal charge schedule.


An EQUI-VEST(SM) Vantage(SM) contract may be terminated only after all participation under the contract is terminated.


13. THE FOLLOWING IS ADDED AFTER THE INFORMATION UNDER "FOR ALL SERIES ISSUED IN NEW YORK -- FIXED MATURITY OPTIONS*" IN "CHARGES AND EXPENSES" IN THE
    PROSPECTUS:



CHARGES UNDER EQUI-VEST(SM) VANTAGE(SM) CONTRACTS

For both new and established groups or sponsored arrangements that have formally requested a contract proposal from us, our prices may be negotiable. Price variations may impact the financial professional's compensation. An employer or plan administrator should ask about possible fee reductions or contract adjustments based on its situation. It would be in your best interest for your employer to formally request a contract proposal from us. Any variation in charges, pricing or benefits will reflect differences in our costs of selling the contracts and/or the contract services we or your financial professional provide and will not be unfairly discriminatory. For more information, please see "Variations in charges" in "Charges and expenses" in the Prospectus at page 53.


CHARGE AGAINST THE SEPARATE ACCOUNT

We deduct this charge against the assets in the separate account to compensate us for mortality and expense risks, as well as administrative and financial accounting expenses under the contract. The charge is deducted daily at an annual rate that can vary by group between 0.50% to 0.90% of daily net assets attributable to all certificates under the group contract. Differences in this charge are due to variations in group characteristics which may include:

o the factors on which the mortality and expense risks charge and administration charges are based,

o the extent to which certain administrative functions in connection with the TSA contracts are to be performed by us or by the contract holder,

o   the total amount of Plan assets

The mortality risk we assume is the risk that participants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. A participant`s certificate will set forth the applicable separate account charge.

We will determine the separate account charge pursuant to our established actuarial procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(SM) Vantage(SM) contracts.


CHARGE FOR THIRD-PARTY TRANSFER OR ROLLOVER


We may deduct a charge for third-party transfers. A third party transfer is where you ask us to directly transfer or roll over funds from your certificate to an employer designated funding vehicle or any other permissible funding vehicle offered by another provider. The charge is currently $25 ($65 maximum) per occurrence per participant. This charge will also be imposed on each third-party transfer out of the contract's forfeiture account into another permissible funding vehicle. This charge does not apply to reallocations from the forfeiture account to participant annuity accounts under the contract. Transfers are subject to any required employer approval.



CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT

If you elect the optional enhanced death benefit, we deduct a charge annually from your account value on each anniversary of your participation date. The charge is equal to 0.15% of your account value on the participation date anniversary.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.


WITHDRAWAL CHARGE FOR EQUI-VEST(SM) VANTAGE(SM) CONTRACTS

A withdrawal charge will apply during either the first 5 contract years or the first 5 participation years, as set forth in the contract and participation certificate. Differences in the period for which and circumstances under which this charge applies are due to variations in group characteristics including the total amount of Plan assets. We will determine the period of and circumstances under which the withdrawal charge applies pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(SM) Vantage(SM) contracts.

If you participate in a contract where the withdrawal is on a contract year basis, rather than a participant year basis, a withdrawal charge will apply to amounts withdrawn from the contract during the first 5 contract years only if:
(i) you transfer or directly roll over your account value to another annuity contract, employer designated funding vehicle or other funding vehicle permitted under the tax law; or (ii) the contract holder withdraws amounts from the contract and transfers or directly rolls over amounts to another 403(b) employer-designated funding vehicle or transfers or distributes amounts in any other manner permitted under section 403(b) of the Code during the withdrawal charge period.

If you participate in a contract where the withdrawal is on a participant year basis, rather than a contract year basis, a withdrawal charge will apply except when:

(1) You withdraw no more than 10% of the vested account value each participation year under the contract.

(2) You have reached age 55 and retired or have severed from employment with the employer.

(3) The withdrawal is made to satisfy minimum distribution requirements.

(4) You elect a withdrawal that qualifies as a hardship withdrawal under the Code.

(5) You die and a death benefit is payable to the beneficiary.

(6) The withdrawal is made to provide an annuity from AXA Equitable requested by the employer.

(7) You qualify to receive Social Security disability benefits as certified by the Social Security Administration or you are totally disabled. Total disability is your incapacity, resulting from injury or disease, to engage in any occupation for remuneration or profit. Such total disability must be certified as having been continuous for a period of at least six months prior to notice of claim and you must continue to be deemed totally disabled.

    Written notice of claim must be given to us during the your lifetime and during the period of total disability prior to each withdrawal. Along with the Notice of Claim, you must submit acceptable proof of disability. Such proof of disability must be either (a) evidence of Social Security disability determination or (b) a statement from an independent U.S. licensed physician stating that you meet the definition of total disability as stated above. Such certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possible to give proof within such time. Provided such proof is furnished as soon as reasonably possible and in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.

(8) We receive proof satisfactory to us that your life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician).

(9) You are confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

    -- its main function is to provide skilled, intermediate, or custodial nursing care;

    --  it provides continuous room and board to three or more persons;

    --  it is supervised by a registered nurse or licensed practical nurse;

    --  it keeps daily medical records of each patient;

    --  it controls and records all medications dispensed; and

    --  its primary service is other than to provide housing for residents.

The withdrawal charge will apply if the condition as described in items 7 through 9 above existed at the time participation under the contract began or if the condition began within the 12 month period following such participation.

In instances where a withdrawal charge applies, other than where your participation under the contract is terminated, in order to give you the exact dollar amount of the withdrawal requested, we deduct the amount of the withdrawal and the amount of the withdrawal charges from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the amount of the withdrawal and the withdrawal charge pro rata from the variable investment options and from the guaranteed investment option. If these amounts are insufficient we will make up the required amounts from the fixed maturity options. If we make up the required amounts from the fixed maturity options, a market value adjustment will apply. In the case where you terminate participation under the contract, we will pay your account value after the withdrawal charge has been imposed (cash value).

The withdrawal charge is equal to 6% of the amount withdrawn (or the defaulted loan amount, if applicable) from your account value during the first four contract or participation years, as applicable and 5% of the amount withdrawn (or the defaulted loan amount) from your account value during the fifth contract or participation year, as applicable. The total of all withdrawal charges will never exceed 8% of all contributions made under your certificate during the first five contract or participation years, as applicable, that are permitted to be withdrawn.

FORFEITED ACCOUNT VALUE. If a portion of your account value is forfeited under the terms of the plan, a withdrawal charge will be assessed only against the vested contribution amounts. If the contract holder withdraws the forfeited amount from the contract, a withdrawal charge, if applicable, will be imposed at that time.



14. THE FOLLOWING IS ADDED AS A NEW SECTION AFTER "DEATH BENEFIT" IN "PAYMENT OF DEATH BENEFIT" IN THE PROSPECTUS:



EQUI-VEST(SM) VANTAGE(SM) DEATH BENEFIT

The Equi-Vest(SM) Vantage(SM) contract provides a Death Benefit. If you do not elect the enhanced death benefit described below, the death benefit is equal to your account value (without any negative market value adjustment that would otherwise apply) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, less any outstanding loan or the standard death benefit, whichever provides the highest amount. The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, any taxes that apply and less any outstanding loan balances (including any accrued, but unpaid, interest).


EQUI-VEST(SM) VANTAGE(SM) ENHANCED DEATH BENEFIT

For an additional annual fee you may elect the enhanced death benefit.

If you elect the enhanced death benefit, the standard death benefit described above will not apply. You may elect the enhanced death benefit only at the time you apply to participate under the EQUI-VEST(SM) Vantage(SM) contract. Additionally, to elect this benefit, you must be younger than age 76 when participation under the contract begins. Once you elect this benefit, you may not cancel it as long as you continue participation in the contract.

The death benefit is equal to your account value (without any negative market value adjustment that would otherwise apply) as of the date we receive satisfactory proof of your death, any required instructions for the method of payment, information and forms necessary to effect payment (less any outstanding loan) or the enhanced death benefit as of the date of your death.

On the participation date, your enhanced death benefit equals your initial contribution. Then, on each third participation date anniversary until you are age 85, we will determine your enhanced death benefit by comparing your current enhanced death benefit to your account value on that third participation date anniversary. If your account value is higher than your enhanced death benefit, we will increase your enhanced death benefit to equal your account value. On the other hand, if your account value on any third contract date anniversary is less than your enhanced death benefit, we will not adjust your enhanced death benefit either up or down.

If you make additional contributions, we will increase your current enhanced death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your account value, we will adjust your death benefit on the date you take the withdrawal.


HOW WITHDRAWALS AFFECT THE STANDARD DEATH BENEFIT AND THE ENHANCED DEATH
BENEFIT

Each withdrawal you make will reduce the amount of your current standard death benefit or enhanced death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current standard death benefit or enhanced death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your enhanced death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new enhanced death benefit after the withdrawal would be $24,000 ($40,000-$16,000).



15. THE FIRST BULLET UNDER "TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS) -- CONTRIBUTIONS TO TSAS" IN "TAX INFORMATION" IN THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:


o Annual contributions made through the employer`s payroll, which may include your salary reduction contributions and employer contributions. Some employer contributions may be subject to forfeiture under an employer`s plan.



16. THE FOLLOWING SENTENCE IS ADDED AT THE END OF THE FINAL PARAGRAPH UNDER "TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS) -- ROLLOVER CONTRIBUTIONS" IN "TAX INFORMATION" IN THE PROSPECTUS:


We separately account for rollover contributions to EQUI-VEST(SM) Vantage(SM) contracts.

17. THE FOLLOWING SENTENCE IS ADDED AT THE END OF THE FIRST PARAGRAPH UNDER "DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS -- WITHDRAWAL RESTRICTIONS" IN "TAX INFORMATION" IN THE PROSPECTUS:

The plan may also impose withdrawal restrictions on employer contributions and related earnings.


18. THE FOLLOWING SENTENCE IS ADDED AT THE END OF THE FINAL PARAGRAPH UNDER "DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS -- WITHDRAWAL RESTRICTIONS" IN "TAX INFORMATION" IN THE PROSPECTUS:


We separately account for rollover contributions to EQUI-VEST(SM) Vantage(SM) contracts.

Appendix I: Condensed financial information

--------------------------------------------------------------------------------
The following tables show the accumulation unit values and the number of outstanding units for each variable investment option under the contract at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 0.90%, 0.70% and 0.50%. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


EQUI-VEST(SM) VANTAGE(SM) CONTRACTS
THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



--------------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
                                                            --------------------------------------------------------------
                                                               1999         2000          2001         2002        2003
--------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --            --          --     $ 109.27
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --           --
--------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --            --          --     $ 102.27
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --           --
--------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --            --          --     $ 104.26
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --           --
--------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 121.00     $ 118.02      $ 114.50    $  99.02     $ 116.91
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --           --
--------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --            --          --     $ 108.08
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --           --
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 130.14     $ 110.60      $  97.85    $  64.63     $  95.79
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --            1
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 102.33     $ 110.43      $ 118.06    $ 127.05     $ 128.60
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --            1
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 131.34     $ 100.03      $  76.02    $  67.72     $  90.72
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --            9
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 116.55     $  94.27      $  70.28    $  48.46     $  59.16
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --            3
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 100.33     $ 110.65      $ 118.44    $ 126.38     $ 129.67
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --            3
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 110.37     $ 124.31      $ 106.88    $  73.89     $ 103.19
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --            3
--------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --      $  95.39    $  81.63     $ 104.15
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --            5
--------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --           --            --          --     $  99.57
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --            --          --           --
--------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                                     For the years ending December 31,
                                                           ----------------------------------------------------
                                                               2004         2005         2006          2007
---------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 121.06     $ 129.64     $ 151.47      $ 159.36
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            1            5             9
---------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 107.45     $ 109.09     $ 115.00      $ 120.57
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            1            1             2
---------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 111.33     $ 113.91     $ 122.77      $ 128.34
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            2            4             7
---------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 125.97     $ 130.82     $ 143.03      $ 150.62
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               3            6            9            13
---------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 119.63     $ 126.46     $ 143.50      $ 151.29
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1            6           16            35
---------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 108.33     $ 111.98     $ 122.83      $ 125.96
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               2            4            6             7
---------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 129.91     $ 130.34     $ 133.20      $ 141.06
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            2            2             2
---------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 106.24     $ 121.39     $ 148.60      $ 164.52
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           13           12            11
---------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  63.54     $  72.38     $  71.34      $  80.58
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1            4            6             9
---------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 133.32     $ 134.77     $ 138.66      $ 143.64
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1            4            4             5
---------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 116.56     $ 128.81     $ 139.15      $ 160.90
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1            4            4             4
---------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 117.09     $ 122.34     $ 147.18      $ 139.22
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1           13           18            16
---------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
---------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 102.25     $ 108.95     $ 109.53      $ 112.11
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --           --           --            --
---------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------
                                                            For the years ending December 31,
                                             ---------------------------------------------------------------
                                                1999         2000          2001         2002         2003
------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 113.77     $ 126.07      $ 131.84     $ 108.89     $ 141.57
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --            3
------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --     $  76.66     $  97.27
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --            5
------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --           --
------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 107.76     $ 103.69      $  87.65     $  63.89     $  81.01
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --            1
------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --     $  54.67     $  67.15
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --            1
------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 106.96     $ 112.26      $ 109.00     $  81.38     $ 106.04
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --            7
------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --           --
------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --           --
------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 125.64     $ 112.30      $  97.75     $  75.18     $  95.23
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --            8
------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --           --
------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 106.75     $  93.40      $  76.81     $  57.84     $  79.22
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --            1
------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------
  Unit value                                        --     $ 100.13      $  85.92     $  69.42     $  98.80
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --            4
------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --           --
------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --           --
------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --           --
------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------
  Unit value                                        --           --            --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            --           --           --
------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                                      For the years ending December 31,
                                             -------------------------------------------------
                                                2004         2005         2006         2007
----------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
----------------------------------------------------------------------------------------------
  Unit value                                  $ 155.12     $ 158.27     $ 189.64     $ 190.15
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                1            4            4            4
----------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
----------------------------------------------------------------------------------------------
  Unit value                                  $ 117.26     $ 128.80     $ 160.43     $ 175.18
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           10           14           20
----------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
----------------------------------------------------------------------------------------------
  Unit value                                  $ 107.08     $ 112.64     $ 129.46     $ 133.03
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1            1            2
----------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
----------------------------------------------------------------------------------------------
  Unit value                                  $  83.16     $  89.61     $  93.45     $ 103.84
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            2            3            3
----------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
----------------------------------------------------------------------------------------------
  Unit value                                  $  70.23     $  73.16     $  77.86     $  81.39
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1            1            1
----------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
----------------------------------------------------------------------------------------------
  Unit value                                  $ 116.55     $ 122.50     $ 136.03     $ 137.03
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           14           14           25
----------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
----------------------------------------------------------------------------------------------
  Unit value                                        --     $ 104.28     $ 111.58     $ 113.67
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --            1
----------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
----------------------------------------------------------------------------------------------
  Unit value                                        --           --           --     $  97.21
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --            1
----------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
----------------------------------------------------------------------------------------------
  Unit value                                  $ 104.03     $ 107.63     $ 122.77     $ 127.68
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2           11           12           11
----------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
----------------------------------------------------------------------------------------------
  Unit value                                        --     $  97.60     $ 100.03     $ 108.35
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --            1
----------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
----------------------------------------------------------------------------------------------
  Unit value                                  $  84.03     $  86.57     $  90.83     $ 100.21
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            2            3            2
----------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
----------------------------------------------------------------------------------------------
  Unit value                                  $ 113.60     $ 119.75     $ 132.35     $ 141.69
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                1           15           19           24
----------------------------------------------------------------------------------------------
 EQ/Franklin Income
----------------------------------------------------------------------------------------------
  Unit value                                        --           --     $ 104.43     $ 105.62
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --            7
----------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
----------------------------------------------------------------------------------------------
  Unit value                                        --           --     $ 103.24     $  98.12
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --           --
----------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
----------------------------------------------------------------------------------------------
  Unit value                                        --           --           --     $  95.43
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --            1
----------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
----------------------------------------------------------------------------------------------
  Unit value                                        --     $ 105.35     $ 117.15     $ 120.07
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --           --
----------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



----------------------------------------------------------------------------------------------------------------
                                                           For the years ending December 31,
                                        ------------------------------------------------------------------------
                                           1999        2000         2001         2002        2003        2004
----------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --          --     $ 113.34
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --     $  68.67    $  90.25     $ 101.61
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --           1           --
----------------------------------------------------------------------------------------------------------------
 EQ/International Growth
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --     $ 107.54    $ 110.17     $ 113.65
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --           1           --
----------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
----------------------------------------------------------------------------------------------------------------
  Unit value                             $ 98.44     $ 104.17    $  96.20     $  77.17    $  96.98     $ 106.52
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --           1           --
----------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                             $104.65     $ 102.99    $  85.75     $  67.12    $  81.18     $  89.62
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                             $166.37     $ 133.82    $  87.46     $  56.92    $  72.94     $  81.41
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --            4           4           --
----------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --    $ 105.94     $  92.92    $ 120.75     $ 132.24
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --           3            1
----------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                             $103.94     $ 108.31    $ 111.62     $  94.35    $ 124.60     $ 145.52
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --           3            1
----------------------------------------------------------------------------------------------------------------
 EQ/Money Market
----------------------------------------------------------------------------------------------------------------
  Unit value                             $105.79     $ 111.13    $ 114.06     $ 114.42    $ 114.04     $ 113.89
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --            2
----------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
----------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --          --     $ 104.76
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --          --           --
----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                For the years ending December 31,
                                               ------------------------------------
                                                  2005         2006         2007
-----------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
-----------------------------------------------------------------------------------
  Unit value                                    $ 117.17     $ 137.99     $ 149.46
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1            2            5
-----------------------------------------------------------------------------------
 EQ/International Core PLUS
-----------------------------------------------------------------------------------
  Unit value                                    $ 117.94     $ 139.38     $ 159.14
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                  4            5            5
-----------------------------------------------------------------------------------
 EQ/International Growth
-----------------------------------------------------------------------------------
  Unit value                                    $ 115.34     $ 143.61     $ 165.37
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                 --            1            2
-----------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
-----------------------------------------------------------------------------------
  Unit value                                    $ 115.13     $ 118.73     $ 121.31
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                  3            4            6
-----------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
-----------------------------------------------------------------------------------
  Unit value                                    $ 109.75     $ 130.93     $ 128.17
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1            1           --
-----------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
-----------------------------------------------------------------------------------
  Unit value                                    $  95.21     $ 106.56     $ 109.70
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1            1            1
-----------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
-----------------------------------------------------------------------------------
  Unit value                                    $  87.96     $  93.95     $ 107.65
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                  5            5            3
-----------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
-----------------------------------------------------------------------------------
  Unit value                                    $ 106.52     $ 112.77     $ 105.13
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                 --            1            1
-----------------------------------------------------------------------------------
 EQ/Long Term Bond
-----------------------------------------------------------------------------------
  Unit value                                    $ 100.29     $ 101.20     $ 107.70
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                 --            1            1
-----------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
-----------------------------------------------------------------------------------
  Unit value                                    $ 106.30     $ 123.48     $ 126.61
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                 --            1            1
-----------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
-----------------------------------------------------------------------------------
  Unit value                                    $ 105.93     $ 118.30     $ 129.75
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                 --           --           --
-----------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
-----------------------------------------------------------------------------------
  Unit value                                    $ 111.82     $ 124.58     $ 124.17
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                 --            1            2
-----------------------------------------------------------------------------------
 EQ/Marsico Focus
-----------------------------------------------------------------------------------
  Unit value                                    $ 145.08     $ 157.18     $ 177.63
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                 11           16           21
-----------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
-----------------------------------------------------------------------------------
  Unit value                                    $ 160.54     $ 178.95     $ 174.50
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                  5            4            4
-----------------------------------------------------------------------------------
 EQ/Money Market
-----------------------------------------------------------------------------------
  Unit value                                    $ 115.83     $ 119.94     $ 124.45
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1            1            1
-----------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
-----------------------------------------------------------------------------------
  Unit value                                    $ 109.43     $ 117.07     $ 140.16
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)                 --           --            1
-----------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



----------------------------------------------------------------------------------------------------------
                                                            For the years ending December 31,
                                              ------------------------------------------------------------
                                                1999         2000          2001         2002        2003
----------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --    $  81.92     $ 118.42
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --            1
----------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
----------------------------------------------------------------------------------------------------------
  Unit value                                  $ 198.84     $ 118.14     $ 111.05    $ 103.54     $ 160.00
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --            1
----------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --          --           --
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
----------------------------------------------------------------------------------------------------------
  Unit value                                  $ 106.50     $  91.46     $  67.82    $  47.80     $  65.15
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --           --
----------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
----------------------------------------------------------------------------------------------------------
  Unit value                                        --           --           --    $ 107.20     $ 110.22
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --           --          --            1
----------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                                   For the years ending December 31,
                                           -------------------------------------------------
                                              2004         2005        2006          2007
--------------------------------------------------------------------------------------------
 EQ/Mutual Shares
--------------------------------------------------------------------------------------------
  Unit value                                      --          --    $  107.25      $ 108.03
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --            1             1
--------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
--------------------------------------------------------------------------------------------
  Unit value                                      --          --    $  111.10      $ 116.38
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --             1
--------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
--------------------------------------------------------------------------------------------
  Unit value                                      --          --           --      $  95.45
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --            --
--------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
--------------------------------------------------------------------------------------------
  Unit value                                      --          --    $  111.14      $ 108.19
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --             1
--------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
--------------------------------------------------------------------------------------------
  Unit value                                      --    $  99.64    $   99.13      $ 109.51
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --            4             7
--------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
--------------------------------------------------------------------------------------------
  Unit value                                      --    $ 100.09    $  103.12      $ 107.62
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --            --
--------------------------------------------------------------------------------------------
 EQ/Small Company Index
--------------------------------------------------------------------------------------------
  Unit value                                $ 138.09    $ 142.68    $  166.44      $ 161.92
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           5            6             7
--------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
--------------------------------------------------------------------------------------------
  Unit value                                $ 111.33    $ 114.73    $  109.14      $ 115.97
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --             4
--------------------------------------------------------------------------------------------
 EQ/Templeton Growth
--------------------------------------------------------------------------------------------
  Unit value                                      --          --       107.73      $ 108.98
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --             1
--------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
--------------------------------------------------------------------------------------------
  Unit value                                $ 109.34    $ 118.12    $  133.62      $ 133.96
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --            --
--------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
--------------------------------------------------------------------------------------------
  Unit value                                      --    $ 104.60    $  120.15      $ 116.08
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --            1             1
--------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------------------
  Unit value                                $ 196.10    $ 258.05    $  350.50      $ 493.27
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           2            1             2
--------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------------------
  Unit value                                      --    $ 124.11    $  134.38      $ 163.01
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --            1             3
--------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
--------------------------------------------------------------------------------------------
  Unit value                                      --          --           --      $  83.06
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --             9
--------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
--------------------------------------------------------------------------------------------
  Unit value                                $  72.37    $  77.61    $   80.84      $  89.23
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           1            1             1
--------------------------------------------------------------------------------------------
 Multimanager Core Bond
--------------------------------------------------------------------------------------------
  Unit value                                $ 113.47    $ 114.42    $  117.67      $ 123.90
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1           2            2             3
--------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------
                                                             For the years ending December 31,
                                          ------------------------------------------------------------------------
                                             1999        2000        2001         2002        2003         2004
------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --     $  79.33     $ 100.74     $ 111.95
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 85.66     $ 77.34     $ 77.17     $  74.22     $  90.15     $  97.08
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --            2            1
------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --     $  78.42     $ 104.39     $ 121.98
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --            1            1
------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --     $  76.77     $  97.48     $ 105.95
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --     $  68.17     $  88.25     $  93.28
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --     $  79.44     $ 103.20     $ 117.02
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --     $  62.27     $  86.54     $  95.83
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --            1           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --     $  74.03     $ 103.15     $ 117.75
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --            1           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --           --           --     $ 114.70
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --     $ 114.07     $ 155.30     $ 180.23
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --            2            1
------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --     $  56.89     $  88.87     $  92.46
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --            1           --
------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                             For the years ending December 31,
                                           -------------------------------------
                                              2005         2006         2007
--------------------------------------------------------------------------------
 Multimanager Health Care
--------------------------------------------------------------------------------
  Unit value                                $ 118.66     $ 123.63     $ 133.49
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              2            3            3
--------------------------------------------------------------------------------
 Multimanager High Yield
--------------------------------------------------------------------------------
  Unit value                                $  99.16     $ 108.02     $ 110.41
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              5            5            5
--------------------------------------------------------------------------------
 Multimanager International Equity
--------------------------------------------------------------------------------
  Unit value                                $ 139.55     $ 173.31     $ 193.09
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              2            4            5
--------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
--------------------------------------------------------------------------------
  Unit value                                $ 112.07     $ 126.14     $ 131.25
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              1           --            1
--------------------------------------------------------------------------------
 Multimanager Large Cap Growth
--------------------------------------------------------------------------------
  Unit value                                $  99.37     $  98.58     $ 108.68
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              2            4            4
--------------------------------------------------------------------------------
 Multimanager Large Cap Value
--------------------------------------------------------------------------------
  Unit value                                $ 124.20     $ 146.87     $ 150.84
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              2            2            3
--------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
--------------------------------------------------------------------------------
  Unit value                                $ 102.93     $ 111.81     $ 123.99
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              3            3            4
--------------------------------------------------------------------------------
 Multimanager Mid Cap Value
--------------------------------------------------------------------------------
  Unit value                                $ 125.26     $ 142.42     $ 141.27
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              2            2            3
--------------------------------------------------------------------------------
 Multimanager Small Cap Growth
--------------------------------------------------------------------------------
  Unit value                                $ 122.18     $ 133.44     $ 137.10
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              1            1            3
--------------------------------------------------------------------------------
 Multimanager Small Cap Value
--------------------------------------------------------------------------------
  Unit value                                $ 186.98     $ 215.15     $ 192.22
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              9           10           13
--------------------------------------------------------------------------------
 Multimanager Technology
--------------------------------------------------------------------------------
  Unit value                                $ 101.96     $ 108.42     $ 127.01
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              6            6            6
--------------------------------------------------------------------------------
 Target 2015 Allocation
--------------------------------------------------------------------------------
  Unit value                                      --     $ 108.47     $ 115.27
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --            1
--------------------------------------------------------------------------------
 Target 2025 Allocation
--------------------------------------------------------------------------------
  Unit value                                      --     $ 109.42     $ 116.42
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------
 Target 2035 Allocation
--------------------------------------------------------------------------------
  Unit value                                      --     $ 110.31     $ 117.39
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --            1
--------------------------------------------------------------------------------
 Target 2045 Allocation
--------------------------------------------------------------------------------
  Unit value                                      --     $ 111.10     $ 118.69
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



----------------------------------------------------------------------------------------------------------------------------------
                                                                             For the years ending December 31,
                                                         -------------------------------------------------------------------------
                                                            2002        2003         2004        2005         2006         2007
----------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                   --     $ 109.32     $ 121.36    $ 130.23     $ 152.46     $ 160.73
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                   --     $ 102.32     $ 107.72    $ 109.58     $ 115.75     $ 121.61
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                   --     $ 104.31     $ 111.61    $ 114.43     $ 123.58     $ 129.44
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 89.58     $ 105.98     $ 114.42    $ 119.07     $ 130.44     $ 137.65
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --           2            4            9
----------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                   --     $ 108.13     $ 119.93    $ 127.03     $ 144.44     $ 152.59
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --           1            1            1
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 55.52     $  82.44     $  93.43    $  96.76     $ 106.36     $ 109.29
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $125.51     $ 127.30     $ 128.86    $ 129.55     $ 132.66     $ 140.76
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 65.79     $  88.31     $ 103.63    $ 118.64     $ 145.53     $ 161.45
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 48.79     $  59.68     $  64.24    $  73.31     $  72.40     $  81.95
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $125.91     $ 129.46     $ 133.37    $ 147.47     $ 152.43     $ 158.62
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 88.17     $ 123.38     $ 139.65    $ 154.63     $ 167.38     $ 193.94
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 82.19     $ 105.07     $ 118.36    $ 123.92     $ 149.38     $ 141.58
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --            1            1           5            9           13
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                   --     $  99.56     $ 102.19    $ 108.82     $ 109.35     $ 111.87
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --           1           --           --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $112.46     $ 145.51     $ 160.86    $ 164.45     $ 197.45     $ 198.37
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 77.18     $  98.13     $ 118.54    $ 130.47     $ 162.83     $ 178.16
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --           2            6           10
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                   --           --     $ 107.13    $ 112.92     $ 130.03     $ 133.89
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



-------------------------------------------------------------------------------------------------------------------
                                                              For the years ending December 31,
                                            -----------------------------------------------------------------------
                                               2002        2003        2004         2005        2006        2007
-------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 64.32    $  81.73    $  84.06     $  90.77    $  94.85    $  105.61
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --           1            1
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 55.04    $  67.75    $  71.00     $  74.10    $  79.03    $   82.77
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 81.93    $ 106.98    $ 117.81     $ 124.08    $ 138.06    $  139.36
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           1          --            1           1            1
-------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 104.42    $ 111.95    $  114.28
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --           --          --        97.33
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 63.97    $  81.20    $  88.88     $  92.14    $ 105.31    $  109.75
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           1            4           7           12
-------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $  97.65    $ 100.28    $  108.84
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 58.23    $  79.92    $  84.94     $  87.69    $  92.19    $  101.91
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 69.75    $  99.46    $ 114.60     $ 121.04    $ 134.05    $  143.79
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           1            2           5            8
-------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --           --    $ 104.50    $  105.90
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --            5
-------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --           --    $ 108.44        98.38
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --           --          --        95.55
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 105.50    $ 117.55    $  120.71
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --    $ 113.39     $ 117.46    $ 138.61    $  150.43
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --            2
-------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 69.13    $  91.05    $ 102.71     $ 119.46    $ 141.46    $  161.85
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --            1          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 115.49    $ 144.09    $  166.26
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------
                                                              For the years ending December 31,
                                          ------------------------------------------------------------------------
                                             2002         2003         2004         2005         2006       2007
------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 107.78     $ 110.63     $ 114.36     $ 116.07     $ 119.94   $ 122.80
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --            1            2          3
------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------
  Unit value                               $  78.73     $  99.14     $ 109.16     $ 112.65     $ 134.65   $ 132.08
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                               $  67.58     $  81.90     $  90.60     $  96.43     $ 108.15   $ 111.57
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                               $  64.15     $  82.37     $  92.12     $  99.73     $ 106.74   $ 122.55
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            4           --            4            4          3
------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 106.57     $ 113.05   $ 105.61
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 100.42     $ 101.54   $ 108.28
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 106.44     $ 123.89   $ 127.29
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 106.07     $ 118.70   $ 130.45
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 111.96     $ 125.00   $ 124.84
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------
  Unit value                               $  93.15     $ 121.29     $ 133.10     $ 146.32     $ 158.85   $ 179.88
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --          3
------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                               $  76.93     $ 101.80     $ 119.13     $ 131.69     $ 147.09   $ 143.72
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --            1            1          1
------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 110.53     $ 110.38     $ 110.46     $ 112.56     $ 116.79   $ 121.44
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --     $ 104.81     $ 109.70     $ 117.59   $ 141.07
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 107.32   $ 108.32
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --          2
------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 111.10   $ 116.68
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --           --   $  95.57
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --         --
------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------
                                                              For the years ending December 31,
                                         -------------------------------------------------------------------------
                                            2002        2003         2004         2005        2006         2007
------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --          --     $ 111.21     $ 108.48
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --    $  99.78     $ 105.91     $ 110.10
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --    $ 100.23     $ 103.47     $ 108.20
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --            1
------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 82.10     $ 118.92     $ 138.95    $ 143.86     $ 168.15     $ 163.91
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           2            4            7
------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 111.38    $ 115.01     $ 109.62     $ 116.72
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --            5
------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --          --     $ 107.79     $ 109.27
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --            1
------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 109.39    $ 118.41     $ 134.22     $ 134.84
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --    $ 104.74     $ 120.55     $ 116.70
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 88.09     $ 136.39     $ 167.50    $ 220.86     $ 300.59     $ 423.88
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --            3           --          --           --            6
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --    $ 124.27     $ 134.83     $ 163.89
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --          --           --     $  83.14
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --            2
------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 50.77     $  69.33     $  77.17    $  83.12     $  86.97     $  96.44
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          13           15            8
------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                              $107.42     $ 110.66     $ 114.16    $ 115.34     $ 118.85     $ 125.41
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 79.50     $ 101.15     $ 112.62    $ 119.62     $ 124.88     $ 135.12
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 86.67     $ 105.47     $ 113.82    $ 116.48     $ 127.15     $ 130.22
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 78.58     $ 104.82     $ 122.72    $ 140.68     $ 175.06     $ 195.44
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --            1            1
------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------
                                                            For the years ending December 31,
                                         -------------------------------------------------------------------------
                                            2002        2003        2004         2005         2006         2007
------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 76.92    $  97.88     $ 106.59     $ 112.97     $ 127.42     $ 132.85
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --            1           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 68.31    $  88.60     $  93.85     $ 100.17     $  99.58     $ 110.00
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 79.60    $ 103.61     $ 117.73     $ 125.20     $ 148.35     $ 152.67
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 62.40    $  86.89     $  96.41     $ 103.76     $ 112.94     $ 125.50
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 74.18    $ 103.57     $ 118.46     $ 126.28     $ 143.86     $ 142.98
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --     $ 114.75     $ 122.48     $ 134.04     $ 138.00
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                              $114.85    $ 156.67     $ 182.19     $ 189.39     $ 218.37     $ 195.49
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 57.00    $  89.23     $  93.02     $ 102.78     $ 109.51     $ 128.56
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --            8           10            8
------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --           --     $ 108.53     $ 115.58
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --           --     $ 109.49     $ 116.73
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --           --     $ 110.38     $ 117.70
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --           --     $ 111.17     $ 119.00
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------------------------
                                                                              For the years ending December 31,
                                                          --------------------------------------------------------------------------
                                                             2002        2003         2004         2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --     $ 109.38     $ 121.67     $ 130.82     $ 153.46     $ 162.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --     $ 102.37     $ 108.00     $ 110.08     $ 116.51     $ 122.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --     $ 104.36     $ 111.89     $ 114.94     $ 124.39     $ 130.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 82.10     $  97.33     $ 105.29     $ 109.79     $ 120.52     $ 127.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --     $ 108.19     $ 120.23     $ 127.61     $ 145.39     $ 153.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 52.86     $  78.66     $  89.31     $  92.69     $ 102.09     $ 105.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $120.24     $ 122.19     $ 123.94     $ 124.85     $ 128.11     $ 136.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 62.95     $  84.67     $  99.56     $ 114.22     $ 140.38     $ 156.05
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 44.22     $  54.21     $  58.46     $  66.85     $  66.16     $  75.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $120.40     $ 124.04     $ 128.05     $ 129.96     $ 134.25     $ 139.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 52.55     $  73.69     $  83.58     $  92.73     $ 100.58     $ 116.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 89.18     $ 114.24     $ 128.95     $ 135.28     $ 163.40     $ 155.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --     $  99.67     $ 102.77     $ 109.94     $ 110.97     $ 114.05
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 88.81     $ 115.93     $ 127.54     $ 130.65     $ 157.18     $ 158.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               $ 62.51     $  79.64     $  96.39     $ 106.30     $ 132.94     $ 145.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --           --     $ 107.17     $ 113.20     $ 130.62     $ 134.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



-------------------------------------------------------------------------------------------------------------------
                                                              For the years ending December 31,
                                            -----------------------------------------------------------------------
                                               2002       2003         2004        2005        2006         2007
-------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 57.22    $  72.85     $  75.08    $  81.24    $  85.06     $  94.90
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 47.88    $  59.05     $  62.01    $  64.85    $  69.30     $  72.73
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 73.83    $  96.60     $ 106.60    $ 112.49    $ 125.42     $ 126.86
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --    $ 104.56    $ 112.32     $ 114.90
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --          --          --     $  97.46
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 62.27    $  79.19     $  86.86    $  90.23    $ 103.33     $ 107.91
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --    $  97.69    $ 100.53     $ 109.34
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 56.66    $  77.91     $  82.98    $  85.83    $  90.42     $ 100.16
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 71.73    $ 102.49     $ 118.33    $ 125.23    $ 138.97     $ 149.37
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --          --    $ 104.56     $ 106.18
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --          --    $ 108.50     $  98.64
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --          --          --     $  95.67
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --    $ 105.64    $ 117.94     $ 121.36
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --     $ 113.44    $ 117.75    $ 139.30     $ 151.41
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
-------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 61.65    $  81.36     $  91.97    $ 107.18    $ 127.17     $ 145.80
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --    $ 115.64    $ 144.57     $ 167.16
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --          --          --           --
-------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



---------------------------------------------------------------------------------------------------------------------
                                                               For the years ending December 31,
                                          ---------------------------------------------------------------------------
                                             2002         2003         2004         2005         2006         2007
---------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
---------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 108.01     $ 111.09     $ 115.07     $ 117.03     $ 121.18     $ 124.31
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
---------------------------------------------------------------------------------------------------------------------
  Unit value                               $  78.07     $  98.51     $ 108.69     $ 112.39     $ 134.61     $ 132.31
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
---------------------------------------------------------------------------------------------------------------------
  Unit value                               $  64.03     $  77.76     $  86.19     $  91.93     $ 103.30     $ 106.78
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
---------------------------------------------------------------------------------------------------------------------
  Unit value                               $  35.99     $  46.31     $  51.89     $  56.29     $  60.37     $  69.45
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 106.62     $ 113.34     $ 106.08
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
---------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 100.56     $ 101.88     $ 108.86
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
---------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 105.59     $ 124.31     $ 127.98
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
---------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 106.21     $ 119.10     $ 131.15
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
---------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 112.11     $ 125.42     $ 125.51
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
---------------------------------------------------------------------------------------------------------------------
  Unit value                               $  93.38     $ 121.84     $ 133.98     $ 147.58     $ 160.53     $ 182.16
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --            1
---------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
---------------------------------------------------------------------------------------------------------------------
  Unit value                               $  95.25     $ 126.30     $ 148.09     $ 164.04     $ 183.59     $ 179.75
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
---------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 105.22     $ 105.29     $ 105.58     $ 107.81     $ 112.08     $ 116.77
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
---------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --     $ 104.85     $ 109.97     $ 118.12     $ 141.99
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
---------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 107.38     $ 108.61
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
---------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 111.23     $ 116.99
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --           --     $  95.69
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------
                                                             For the years ending December 31,
                                         -------------------------------------------------------------------------
                                            2002        2003         2004         2005        2006         2007
------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --          --     $ 111.28     $ 108.77
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --    $  99.91     $  99.80     $ 110.69
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --    $ 100.36     $ 103.81     $ 108.78
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 82.28     $ 119.41     $ 139.82    $ 145.04     $ 169.88     $ 165.93
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 111.43    $ 115.29     $ 110.11     $ 117.48
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --          --     $ 107.86     $ 109.56
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 109.44    $ 118.70     $ 134.82     $ 135.71
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --    $ 104.88     $ 120.95     $ 117.33
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 70.62     $ 109.56     $ 134.82    $ 178.13     $ 242.92     $ 343.25
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --    $ 124.44     $ 135.28     $ 164.77
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --          --           --     $  83.23
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 46.48     $  63.60     $  70.93    $  76.37     $  79.87     $  88.52
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                              $107.64     $ 111.11     $ 114.85    $ 116.28     $ 120.06     $ 126.94
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 79.66     $ 101.56     $ 113.31    $ 120.59     $ 126.14     $ 136.76
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 91.03     $ 111.01     $ 120.03    $ 123.08     $ 134.63     $ 138.16
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 78.74     $ 105.24     $ 123.46    $ 141.82     $ 176.83     $ 197.82
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          --           --           --
------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.



------------------------------------------------------------------------------------------------------------------
                                                            For the years ending December 31,
                                         -------------------------------------------------------------------------
                                            2002        2003        2004         2005         2006         2007
------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 77.08    $  98.27     $ 107.24     $ 113.89     $ 128.70     $ 134.47
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 68.45    $  88.96     $  94.42     $ 100.98     $ 100.59     $ 111.34
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 79.76    $ 104.03     $ 118.45     $ 126.22     $ 149.85     $ 154.53
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 62.53    $  87.24     $  96.99     $ 104.60     $ 114.09     $ 127.03
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 74.33    $ 103.99     $ 119.18     $ 127.30     $ 145.32     $ 144.72
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --     $ 114.80     $ 122.78     $ 134.64     $ 138.89
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                              $108.77    $ 148.68     $ 173.24     $ 180.45     $ 208.48     $ 187.01
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 57.12    $  89.59     $  93.59     $ 103.61     $ 110.62     $ 130.12
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --           --     $ 108.60     $ 115.88
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --           --     $ 109.56     $ 117.04
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --           --     $ 110.45     $ 118.01
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------
  Unit value                                   --          --           --           --     $ 111.24     $ 119.32
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------

Appendix II: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

STATES WHERE CERTAIN EQUI-VEST(SM) VANTAGE(SM) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:


-----------------------------------------------------------------------------------------------------------------------
                                                Contract type/Series/
State    Features and benefits                  Effective Date                         Availability or variation
-----------------------------------------------------------------------------------------------------------------------
Texas    See "Separate Account charge" for      EQUI-VEST(SM) TSA Vantage(SM)          Total Separate Account A
         EQUI-VEST(SM) Vantage(SM) in this      certificates issued on or after        annual expenses and the annual
         EQUI-VEST(SM) Vantage(SM)              August 1, 2002                         expenses of the Trusts when
         supplement.                                                                   added together are not
                                                For TSA Vantage certificates issued    permitted to exceed 2.75%
                                                to employees of public school          (except for the Multimanager
                                                districts and open enrollment          Aggressive Equity, AXA
                                                charter schools (grades K-12) who      Moderate Allocation,
                                                are participants in the TSA plan,      EQ/AllianceBernstein Common
                                                the providers of which are subject     Stock and EQ/Money Market
                                                to the 403(b) Certification Rules of   options which are not
                                                the Teacher Retirement System of       permitted to exceed 1.75%)
                                                the State of Texas, and who enroll     unless the Teacher Retirement
                                                and contribute to the TSA contracts    System of Texas permits a
                                                through a salary reduction             higher rate.
                                                agreement
         See "Withdrawal Charge for                                                    Currently this expense
         EQUI-VEST(SM) Vantage(SM)" contract                                           limitation has the effect of
         in section 14 of this supplement                                              reducing the total expenses
                                                                                       applicable to options funded
                                                                                       by the Multimanager Health
                                                                                       Care, Multimanager
                                                                                       International Equity,
                                                                                       Multimanager Mid Cap Growth,
                                                                                       Multimanager Mid Cap Value,
                                                                                       Multimanager Technology,
                                                                                       EQ/Van Kampen Emerging Markets
                                                                                       Equity, and EQ/GAMCO Mergers
                                                                                       and Acquisitions portfolios.

                                                                                       The withdrawal charge equals
                                                                                       up to 6.00% of the amount
                                                                                       withdrawn from your account
                                                                                       value (or of the defaulted
                                                                                       loan amount, if applicable) in
                                                                                       the first five contract or
                                                                                       participation years, as
                                                                                       applicable.

                                                                                       Participant/
                                                                                       contract year      Charge
                                                                                            1             6.00%
                                                                                            2             5.75%
                                                                                            3             5.50%
                                                                                            4             5.25%
                                                                                            5             5.00%
                                                                                       6 and later        0.00%

         Unavailability of investment option                                           EQ/AXA Rosenberg Value
                                                                                       Long/Short Equity investment
                                                                                       option is closed for all new
                                                                                       contributions and incoming
                                                                                       transfers.

         EQUI-VEST(SM) Vantage(SM) enhanced                                            Not available.
         death benefit

         See the SAI for condensed financial
         Information.
-----------------------------------------------------------------------------------------------------------------------



     EQUI-VEST(SM) is issued by and is a service mark of AXA Equitable Life
                       Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                   Avenue of the Americas, New York, NY 10104.

    Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

EQUI-VEST(SM) STRATEGIES

A group flexible premium deferred variable annuity contract



PROSPECTUS DATED MAY 1, 2008


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.


--------------------------------------------------------------------------------

WHAT IS EQUI-VEST(SM) STRATEGIES?

EQUI-VEST(SM) Strategies is a group-deferred annuity contract ("contract") issued by AXA Equitable Life Insurance Company. Either the plan trustee or the employer will be the EQUI-VEST(SM) Strategies contract holder. Certain rights may be exercised by employees covered under an employer's plan (the "participants"). These rights will be summarized in a participation certificate ("certificate") provided to each participant. EQUI-VEST(SM) Strategies provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and our guaranteed interest option or in our fixed maturity options ("investment options").


You allocate amounts to the variable investment options selected by your employer. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of either the AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the fixed maturity options if your employer elects to make them available under the contract. These investment options are discussed later in this prospectus.

We offer the EQUI-VEST(SM) Strategies contract to fund two types of "plans":
Section 403(b) (also referred to as "TSA" plans or contracts) or governmental employer Section 457(b) plans (also referred to as "EDC" plans or contracts) (together "plans"). The EQUI-VEST(SM) Strategies contract is available to plans that meet our requirements, which may include requirements regarding plan vesting provisions.




--------------------------------------------------------------------------------
Variable investment options
--------------------------------------------------------------------------------
Fixed income
--------------------------------------------------------------------------------
o AXA Conservative Allocation(1)        o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation(1)   o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate     o EQ/Money Market
  Government Securities                 o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond     o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond     o Multimanager Core Bond
o EQ/Evergreen International Bond       o Multimanager High Yield
o EQ/Franklin Income
--------------------------------------------------------------------------------
Domestic stocks
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)          o EQ/Calvert Socially Responsible
o AXA Moderate-Plus Allocation(1)       o EQ/Capital Guardian Growth
o EQ/AllianceBernstein Common Stock     o EQ/Capital Guardian Research
o EQ/AllianceBernstein Large Cap        o EQ/Davis New York Venture
  Growth
o EQ/AllianceBernstein Small Cap        o EQ/Equity 500 Index
  Growth                                o EQ/Evergreen Omega
o EQ/AllianceBernstein Value            o EQ/FI Mid Cap
o EQ/BlackRock Basic Value Equity       o EQ/Franklin Small Cap Value
o EQ/Boston Advisors Equity Income      o EQ/Franklin Templeton Founding
                                          Strategy
--------------------------------------------------------------------------------
 Domestic stocks (continued)
--------------------------------------------------------------------------------
o EQ/GAMCO Mergers and Acquisitions     o EQ/Templeton Growth
o EQ/GAMCO Small Company Value          o EQ/UBS Growth and Income
o EQ/JPMorgan Value Opportunities       o EQ/Van Kampen Comstock
o EQ/Large Cap Core PLUS(2)             o EQ/Van Kampen Mid Cap Growth
o EQ/Large Cap Growth PLUS(3)           o EQ/Van Kampen Real Estate
o EQ/Legg Mason Value Equity            o Multimanager Aggressive Equity
o EQ/Lord Abbett Growth and Income      o Multimanager Health Care
o EQ/Lord Abbett Large Cap Core         o Multimanager Large Cap Core Equity
o EQ/Lord Abbett Mid Cap Value          o Multimanager Large Cap Growth
o EQ/Marsico Focus                      o Multimanager Large Cap Value
o EQ/Mid Cap Value PLUS(4)              o Multimanager Mid Cap Growth
o EQ/Montag & Caldwell Growth           o Multimanager Mid Cap Value
o EQ/Mutual Shares                      o Multimanager Small Cap Growth
o EQ/Oppenheimer Main Street            o Multimanager Small Cap Value
  Opportunity                           o Multimanager Technology
o EQ/Oppenheimer Main Street            o Target 2015 Allocation
  Small Cap                             o Target 2025 Allocation
o EQ/Small Company Index                o Target 2035 Allocation
o EQ/T. Rowe Price Growth Stock         o Target 2045 Allocation
--------------------------------------------------------------------------------
International stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International    o EQ/Oppenheimer Global
o EQ/BlackRock International Value      o EQ/Van Kampen Emerging Markets
                                          Equity
o EQ/International Core PLUS(5)         o Multimanager International Equity
o EQ/International Growth
--------------------------------------------------------------------------------
Balanced/hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation(1)
--------------------------------------------------------------------------------


(1) The AXA Allocation portfolios.


(2) Formerly named "MarketPLUS Large Cap Core."

(3) Formerly named "MarketPLUS Large Cap Growth."

(4) Formerly named "MarketPLUS Mid Cap Value."

(5) Formerly named "MarketPLUS International Core."




      The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X02004

Minimum contribution amounts of $20 may be made under the contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2008, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our Processing Office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

Contents of this prospectus

--------------------------------------------------------------------------------
EQUI-VEST(SM) STRATEGIES
--------------------------------------------------------------------------------
Index of key words and phrases                                               4
Who is AXA Equitable?                                                        5
How to reach us                                                              6
EQUI-VEST(SM) Strategies group annuity contract
     at a glance -- key features                                             8


--------------------------------------------------------------------------------
FEE TABLE                                                                   10
--------------------------------------------------------------------------------
Examples: EQUI-VEST(SM) Strategies contracts                                13
Condensed financial information                                             16



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           17
--------------------------------------------------------------------------------
Contributions to your certificate                                           17
How EQUI-VEST(SM) Strategies is available                                   18
How contributions can be made                                               18
What are your investment options under the contract?                        18
Portfolios of the Trusts                                                    19
Selecting your investment method                                            25
ERISA considerations for employers                                          26
Allocating your contributions                                               26
Unallocated account                                                         26
Death benefit                                                               26
Your right to cancel within a certain number of days                        27



--------------------------------------------------------------------------------
2. DETERMINING YOUR CERTIFICATE'S VALUE                                     28
--------------------------------------------------------------------------------
Your account value and cash value                                           28
Your certificate's value in the variable investment options                 28
Your certificate's value in the guaranteed interest option                  28
Your certificate's value in the fixed maturity options                      28



--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         29
--------------------------------------------------------------------------------
Transferring your account value                                             29
Disruptive transfer activity                                                29
Automatic transfer options                                                  30
Investment simplifier                                                       30
Rebalancing your account value                                              31

----------------------
"We," "our" and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsi bility that the prospectus is discussing at that point. This is the participant.

When we use the word "contract" we mean the group contract issued to the plan trustee or employer ("contract holder"). When we use the word "certificate," we mean the participation certificate that summarizes the rights of each participant covered under the group contract.


                                                  Contents of this prospectus  2

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     32
--------------------------------------------------------------------------------
Withdrawing your account value                                              32
How withdrawals are taken from your account value                           33
Loans                                                                       33
Termination of participation                                                34
Texas ORP participants                                                      34
When to expect payments                                                     34
Your annuity payout options                                                 34



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     36
--------------------------------------------------------------------------------
Charges under the contracts                                                 36
Charges that the Trusts deduct                                              38
Variations in charges                                                       38



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 40
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     40
How death benefit payment is made                                           40
Beneficiary continuation option                                             40



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          41
--------------------------------------------------------------------------------
Tax information and ERISA matters                                           41
Choosing a contract to fund a retirement arrangement                        41
Special rules for tax-favored retirement programs                           41
Additional "Saver's Credit" for salary reduction contributions to
     certain plans                                                          41
Tax-sheltered annuity arrangements (TSAs)                                   42
Distributions from TSAs                                                     44
Public employee deferred compensation plans (EDC Plans)                     47
ERISA matters                                                               49
Certain rules applicable to plans designed
     to comply with Section 404(c) of ERISA                                 50
Federal and state income tax withholding and
     information reporting                                                  50
Federal income tax withholding on periodic annuity payments                 50
Federal income tax withholding on non-periodic annuity
     payments (withdrawals)                                                 50
Mandatory withholding from TSA, governmental employer EDC
     and qualified plan distributions                                       51
Impact of taxes to AXA Equitable                                            51



--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         52
--------------------------------------------------------------------------------
About our Separate Account A                                                52
About the Trusts                                                            52
About our fixed maturity options                                            52
About the general account                                                   53
Dates and prices at which certificate events occur                          54
About your voting rights                                                    54
About legal proceedings                                                     55
Financial statements                                                        55
Transfers of ownership, collateral assignments,
     loans, and borrowing                                                   55
Funding changes                                                             55
Distribution of the contracts                                               55



--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                          57
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I   -- Condensed financial information                                     I-1

II  -- Market value adjustment example                                    II-1
III -- Death benefit example                                             III-1
IV  -- State contract availability and/or variations
           of certain features and benefits                               IV-1



--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

3  Contents of this prospectus

Index of key words and phrases

--------------------------------------------------------------------------------
This index should help you locate more information on the terms used in this prospectus.



                                                                            Page
account value                                                                28
annuity payout options                                                       34
beneficiary                                                                  40
beneficiary continuation option                                              40
business day                                                                 54
cash value                                                                   28
certificate                                                           cover, 31
contract date                                                                26
contract date anniversary                                                    26
contract year                                                                26
contributions                                                                17
disruptive transfer activity                                                 29
DOL                                                                          26
EDC                                                                       cover
EQAccess                                                                      6
ERISA                                                                        26
elective deferral contributions                                              43
fixed maturity amount                                                        24
fixed maturity option                                                        24
guaranteed interest option                                                   24
investment options                                                    cover, 18
market adjusted amount                                                       24
market timing                                                                29
market value adjustment                                                      24
maturity value                                                               24
net loan interest charge                                                     10
partial withdrawals                                                          32
participant                                                               cover
participation date                                                            9
participation date anniversary                                                9
participation year                                                            9
portfolio                                                                     9
processing office                                                             6
rate to maturity                                                             24
Required Beginning Date                                                      48
SAI                                                                       cover
SEC                                                                       cover
salary reduction contributions                                               41
TOPS                                                                          6
TSA                                                                       cover
Trusts                                                                    cover
unit                                                                         28
unit investment trust                                                        52
variable investment options                                           cover, 18

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.


--------------------------------------------------------------------------------
Prospectus            Contract or Supplemental Materials
--------------------------------------------------------------------------------
account value         Annuity Account Value
unit                  Accumulation unit
unit value            Accumulation unit value
--------------------------------------------------------------------------------


                                                Index of key words and phrases 4

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



5  Who is AXA Equitable?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:



--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM)
Unit Annuity Lockbox
P.O. Box 13463
Newark, NJ 07188-0463



--------------------------------------------------------------------------------
FOR TSA, GOVERNMENTAL EMPLOYER EDC AND CORPORATE TRUSTEED LOAN REPAYMENTS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable
EQUI-VEST(SM)
Loan Repayments Lockbox
P.O. Box 13496
Newark, NJ 07188-0496



--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------



AXA Equitable
JPMorganChase
EQUI-VEST Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail packages
Attn: Extraction Supervisor, (718) 242-2992



For correspondence without checks:



--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------



AXA Equitable
EQUI-VEST(SM) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956



--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS,
OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------


AXA Equitable
EQUI-VEST(SM) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202

                       ----------------------------------


Your correspondence will be picked up at the mailing address noted above and delivered to the appropriate processing office. Your correspondence, however, is not considered received by us until it is received at one of our processing offices. Our processing office for correspondence with checks is 4 Chase Metrotech Center, 7th Floor, Brooklyn, NY. Our processing office for all other communications is 100 Madison Street, Suite 100, Syracuse, NY.



--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o     written confirmation of financial transactions;

o quarterly statements of your certificate values as of the close of each calendar quarter; and

o annual statement of your certificate values as of your participation date anniversary.



--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND EQACCESS SYSTEMS
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o     your current account value;

o     your current allocation percentages;

o     the number of units you have in the variable investment options;

o     rates to maturity for fixed maturity options;

o     the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option (not available for transfers to fixed maturity options); and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only).

Under TOPS only you can:

o     elect the investment simplifier.

Under EQAccess only you can:

o     elect to receive certain contract statements electronically;

o     change your address; and

o     access "Frequently Asked Questions" and certain service forms.


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll free (800) 755-7777. You may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine.


                                                        Who is AXA Equitable?  6

For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).



--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------

You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.


Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.



--------------------------------------------------------------------------------
TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------

You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.



WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) election of the investment simplifier;

(2) election of the automatic deposit service (TSA certificates only);

(3) election of the rebalancing program;

(4) election of required minimum distribution automatic withdrawal option;

(5) election of beneficiary continuation option;

(6) transfer/rollover of assets to another carrier;

(7) request for a loan

(8) tax withholding election; and

(9) contract surrender and withdrawal requests.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1) address changes;

(2) beneficiary changes; and


(3) transfers among investment options.



TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) investment simplifier;

(2) rebalancing program;

(3) systematic withdrawals; and

(4) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests is the participant and in some cases the employer, if the Plan requires it.


7  Who is AXA Equitable?

EQUI-VEST(SM) Strategies group annuity contract at a glance -- key features

--------------------------------------------------------------------------------


Professional               EQUI-VEST(SM) Strategies variable investment options
investment                 invest in different portfolios sub-advised by professional
management                 investment advisers.
-------------------------------------------------------------------------------------------
Variable Investment        The Variable Investment Options for which information is
Options                    provided in this prospectus are available under the
                           contract, subject to state regulatory approval and
                           availability under your employer's plan.
-------------------------------------------------------------------------------------------
Guaranteed                 o Principal and interest guarantees
interest option
                           o Interest rates set periodically
-------------------------------------------------------------------------------------------
Fixed maturity options     o 10 fixed maturity options with maturities ranging
                             from approximately 1 to 10 years.

                           o Each fixed maturity option offers a guarantee of
                             principal and interest rate if you hold it to
                             maturity.
                           ----------------------------------------------------------------
                           If you make any withdrawals (including transfers,
                           surrender or termination of your certificate or when
                           we make deductions for charges) from a fixed maturity
                           option before it matures, we will make a market value
                           adjustment, which will increase or decrease any fixed
                           maturity amount you have in that fixed maturity
                           option.
-------------------------------------------------------------------------------------------
Tax considerations         o No tax on earnings inside the contract until you
                             make withdrawals from your certificate or receive
                             annuity payments.

                           o No tax on transfers among investment options inside
                             the contract.
                           ----------------------------------------------------------------
                           Because you are purchasing an annuity contract as a
                           Tax Sheltered Annuity (TSA), or to fund an eligible
                           government employer section 457(b) plan, employers
                           should be aware that such annuities do not provide
                           tax deferral benefits beyond those already provided
                           by the Internal Revenue Code. Before purchasing one
                           of these contracts, employers should consider whether
                           its features and benefits beyond tax deferral meet
                           participant's needs and goals. Employers may also
                           want to consider the relative features, benefits and
                           costs of these contracts with any other investment
                           that participants may use in connection with their
                           retirement plan or arrangement. Depending on the
                           participant's personal situation, the contract's
                           guaranteed benefits may have limited usefulness
                           because of required minimum distributions ("RMDs").
                           (For more information, see "Tax information," later
                           in this prospectus.)
-------------------------------------------------------------------------------------------
Contribution amounts       o $20 (minimum) each contribution
-------------------------------------------------------------------------------------------
Access to your money       o Partial withdrawals

                           o Several withdrawal options on a periodic basis

                           o Certificate surrender

                           Withdrawals are subject to the terms of the plan and
                           may be limited. You may incur a withdrawal charge for
                           certain withdrawals or if you surrender your
                           certificate. You may also incur income tax and a
                           penalty tax.
-------------------------------------------------------------------------------------------
Death Benefit Protection   o The contract provides a death
                             benefit for the beneficiary. The death benefit is
                             equal to the account value or the standard death
                             benefit, whichever is higher. However, if you elect
                             the enhanced death benefit, the death benefit is
                             equal to your account value or the enhanced death
                             benefit, whichever is higher.
-------------------------------------------------------------------------------------------
Payout options             o Fixed annuity payout options

                           o Variable Immediate Annuity payout options (described in a separate prospectus for that option)
-------------------------------------------------------------------------------------------


   EQUI-VEST(SM) Strategies group annuity contract at a glance -- key features 8

-------------------------------------------------------------------------------------------
Additional features        o Dollar cost averaging by automatic
                             transfers
                             -- Interest sweep option
                             -- Fixed dollar option

                           o Account value rebalancing (quarterly, semiannually, and
                             annually)

                           o No charge on transfers among investment options

                           o Waiver of withdrawal charge under certain circumstances
-------------------------------------------------------------------------------------------
Fees and Charges           o Separate account charge deducted
                             daily on amounts invested in variable investment
                             options: Varies by employer group, annual rate
                             ranges from 0.25% to 1.20%.

                           o Annual administrative charge: Varies by employer
                             group: current $30 ($65 maximum) or 2% of the account value plus any amounts previously withdrawn during the participation year, if less. The charge is waived for account values equal or greater than $25,000. For particular groups, the charge may be waived or reduced for account values less than $25,000.

                           o Charge for certain third-party transfers: $25
                             current ($65 maximum) per occurrence per participant.

                           o No sales charge deducted at the time contributions
                             are made.

                           o  Withdrawal charge: Varies by employer group, but
                              the maximum charge is 6% of the amount withdrawn,
                              with the percentage declining during the first ten
                              participation years. Under some group contracts,
                              withdrawal charges are only made for the first
                              five participation years, and under some group
                              contracts there is no withdrawal charge.
                           ----------------------------------------------------------------
                           The 12-month period beginning on the participant's
                           participation date and each 12-month period
                           thereafter is a "participation year." The
                           "participation date" means the earlier of (a) the
                           business day on which we issue a certificate to the
                           Plan participant under the EQUI-VEST(SM) Strategies
                           contract and (b) the business day on which the first
                           contribution for the Plan participant is received at
                           our processing office. For example, if your
                           participation date is May 1, your participation date
                           anniversary is April 30.
                           ----------------------------------------------------------------
                           o We deduct a charge designed to approximate certain
                             taxes that may be imposed on us, such as premium
                             taxes in your state. The charge is generally
                             deducted from the amount applied to an annuity
                             payout option.

                           o We deduct an annual charge equal to 0.15% of the
                             account value on each participation date anniversary if you elect the enhanced death benefit.

                           o We deduct a $350 annuity administrative fee from
                             amounts applied to a variable annuity payout option. This option is described in a separate prospectus that is available from your financial professional.

                           o Annual expenses of the Trusts' portfolios are
                             calculated as a percentage of the average daily net
                             assets invested in each portfolio. Please see "Fee
                             Table" later in this prospectus for details.
-------------------------------------------------------------------------------------------
Participant issue ages     o 0-75
-------------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF YOUR CERTIFICATE. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY, OR MAY BE IMPOSED BY EMPLOYERS UNDER THEIR PLANS. WE RESERVE THE RIGHT TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. ALSO, ALL FEATURES OF THE CONTRACT, ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES. YOUR EMPLOYER MAY ELECT NOT TO OFFER ALL OF THE INVESTMENT OPTIONS UNDER THE CONTRACT THAT ARE DESCRIBED IN THIS PROSPECTUS.


For more detailed information we urge you to read the contents of this prospectus, as well as your certificate. This prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your certificate, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.



9 EQUI-VEST(SM) Strategies group annuity contract at a glance -- key features

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an EQUI-VEST(SM) Strategies certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you make certain withdrawals, surrender your certificate, purchase a Variable Immediate Annuity payout option or make certain transfers and rollovers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.



------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------

Maximum withdrawal charge as a percentage of the amount
with- drawn (deducted when you surrender your certificate or
make certain withdrawals)                                             6.00%
------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a Variable Immediate Annuity payout option
(which is described in a separate prospectus for that option)         $350
------------------------------------------------------------------------------------------------------------------------------

Charge for third-party transfer or direct rollover                    $65 maximum per participant for each occurrence;
                                                                      currently $25 per participant for each occurrence.
------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you participate in the contract, not including underlying Trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value on each participation date anniversary
------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge                                  The lesser of a current charge of $30 (maximum $65) or 2%
                                                                      of your account value plus any prior withdrawals during the participation year.
------------------------------------------------------------------------------------------------------------------------------
Net loan interest charge -- (calculated and deducted daily as a
percentage of the outstanding loan amount)                            2.00%(1)

------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------
Separate Account annual expenses(2)                                   0.25% to 1.20% (maximum)

------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value each year if you elect the enhanced death benefit
------------------------------------------------------------------------------------------------------------------------------
Enhanced death benefit charge (as a percentage of your account
value) is deducted annually on each participation date anniversary    0.15%
(maximum)
------------------------------------------------------------------------------------------------------------------------------
You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own your certificate. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


------------------------------------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------


Total Annual Portfolio Operating Expenses for
2007 (expenses that are deducted from port-                           Lowest     Highest
folio assets including management fees, 12b-1                         ------     -------
fees, service fees, and/or other expenses)(3)                         0.38%      3.71%

------------------------------------------------------------------------------------------------------------------------------



                                                                    Fee table 10

This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.



---------------------------------------------------------------------------------------------
                                                          Manage-
                                                           ment      12b-1       Other
Portfolio Name                                           Fees(4)    Fees(5)   Expenses(6)
---------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.10%      0.25%     0.17%
AXA Conservative Allocation                               0.10%      0.25%     0.21%
AXA Conservative-Plus Allocation                          0.10%      0.25%     0.19%
AXA Moderate Allocation                                   0.10%        --      0.17%
AXA Moderate-Plus Allocation                              0.10%      0.25%     0.17%
Multimanager Aggressive Equity                            0.60%        --      0.19%
Multimanager Core Bond                                    0.58%      0.25%     0.18%
Multimanager Health Care                                  1.20%      0.25%     0.23%
Multimanager High Yield                                   0.57%        --      0.19%
Multimanager International Equity                         1.00%      0.25%     0.23%
Multimanager Large Cap Core Equity                        0.89%      0.25%     0.21%
Multimanager Large Cap Growth                             0.90%      0.25%     0.22%
Multimanager Large Cap Value                              0.87%      0.25%     0.20%
Multimanager Mid Cap Growth                               1.10%      0.25%     0.20%
Multimanager Mid Cap Value                                1.09%      0.25%     0.20%
Multimanager Small Cap Growth                             1.05%      0.25%     0.27%
Multimanager Small Cap Value                              1.03%      0.25%     0.18%
Multimanager Technology                                   1.20%      0.25%     0.22%
Target 2015 Allocation                                    0.10%      0.25%     1.71%
Target 2025 Allocation                                    0.10%      0.25%     1.41%
Target 2035 Allocation                                    0.10%      0.25%     2.38%
Target 2045 Allocation                                    0.10%      0.25%     2.81%
---------------------------------------------------------------------------------------------
 EQ Advisors Trust:
---------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         0.47%        --      0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%        --      0.13%
EQ/AllianceBernstein International                        0.71%        --      0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%      0.25%     0.13%
EQ/AllianceBernstein Quality Bond                         0.50%        --      0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%        --      0.13%
EQ/AllianceBernstein Value                                0.59%        --      0.12%
EQ/BlackRock Basic Value Equity                           0.55%      0.25%     0.13%
EQ/BlackRock International Value                          0.81%      0.25%     0.19%
EQ/Boston Advisors Equity Income                          0.75%      0.25%     0.14%
EQ/Calvert Socially Responsible                           0.65%      0.25%     0.23%
EQ/Capital Guardian Growth                                0.65%      0.25%     0.14%
EQ/Capital Guardian Research                              0.63%      0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%      0.25%     0.16%
EQ/Davis New York Venture                                 0.85%      0.25%     0.18%
EQ/Equity 500 Index                                       0.25%        --      0.13%
EQ/Evergreen International Bond                           0.70%      0.25%     0.17%
EQ/Evergreen Omega                                        0.65%      0.25%     0.25%
EQ/FI Mid Cap                                             0.68%      0.25%     0.13%
EQ/Franklin Income                                        0.90%      0.25%     0.15%
EQ/Franklin Small Cap Value                               0.90%      0.25%     0.18%
EQ/Franklin Templeton Founding Strategy                   0.05%      0.25%     0.22%
EQ/GAMCO Mergers and Acquisitions                         0.90%      0.25%     0.19%
EQ/GAMCO Small Company Value                              0.76%      0.25%     0.12%
EQ/International Core PLUS                                0.60%      0.25%     0.30%
EQ/International Growth                                   0.85%      0.25%     0.27%
EQ/JPMorgan Core Bond                                     0.43%      0.25%     0.13%
EQ/JPMorgan Value Opportunities                           0.60%      0.25%     0.14%
EQ/Large Cap Core PLUS                                    0.50%      0.25%     0.25%
EQ/Large Cap Growth PLUS                                  0.50%      0.25%     0.24%
EQ/Legg Mason Value Equity                                0.65%      0.25%     0.17%
EQ/Long Term Bond                                         0.40%      0.25%     0.13%
EQ/Lord Abbett Growth and Income                          0.65%      0.25%     0.16%
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                           Total
                                                             Acquired      Annual                       Net
                                                              Fund        Expenses    Fee Waiv-       Annual
                                                            Fees and       (Before   ers and/or      Expenses
                                                            Expenses       Expense     Expense        After
                                                           (Underlying     Limita-   Reimburse-      Expense
 Portfolio Name                                          Portfolios)(7)    tions)     ments(8)     Limitations
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
-------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.92%            1.44%      (0.17)%        1.27%
AXA Conservative Allocation                               0.69%            1.25%      (0.21)%        1.04%
AXA Conservative-Plus Allocation                          0.76%            1.30%      (0.19)%        1.11%
AXA Moderate Allocation                                   0.82%            1.09%      (0.17)%        0.92%
AXA Moderate-Plus Allocation                              0.86%            1.38%      (0.17)%        1.21%
Multimanager Aggressive Equity                              --             0.79%         --          0.79%
Multimanager Core Bond                                      --             1.01%      (0.01)%        1.00%
Multimanager Health Care                                    --             1.68%       0.00%         1.68%
Multimanager High Yield                                     --             0.76%         --          0.76%
Multimanager International Equity                           --             1.48%       0.00%         1.48%
Multimanager Large Cap Core Equity                          --             1.35%       0.00%         1.35%
Multimanager Large Cap Growth                               --             1.37%      (0.02)%        1.35%
Multimanager Large Cap Value                                --             1.32%       0.00%         1.32%
Multimanager Mid Cap Growth                                 --             1.55%       0.00%         1.55%
Multimanager Mid Cap Value                                  --             1.54%       0.00%         1.54%
Multimanager Small Cap Growth                               --             1.57%      (0.02)%        1.55%
Multimanager Small Cap Value                                --             1.46%       0.00%         1.46%
Multimanager Technology                                   0.01%            1.68%       0.00%         1.68%
Target 2015 Allocation                                    0.55%            2.61%      (1.46)%        1.15%
Target 2025 Allocation                                    0.55%            2.31%      (1.16)%        1.15%
Target 2035 Allocation                                    0.55%            3.28%      (2.13)%        1.15%
Target 2045 Allocation                                    0.55%            3.71%      (2.56)%        1.15%
-------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           --             0.60%         --          0.60%
EQ/AllianceBernstein Intermediate Government Securities     --             0.63%         --          0.63%
EQ/AllianceBernstein International                          --             0.89%      (0.04)%        0.85%
EQ/AllianceBernstein Large Cap Growth                       --             1.28%      (0.23)%        1.05%
EQ/AllianceBernstein Quality Bond                           --             0.64%         --          0.64%
EQ/AllianceBernstein Small Cap Growth                       --             0.87%         --          0.87%
EQ/AllianceBernstein Value                                  --             0.71%      (0.01)%        0.70%
EQ/BlackRock Basic Value Equity                             --             0.93%       0.00%         0.93%
EQ/BlackRock International Value                            --             1.25%       0.00%         1.25%
EQ/Boston Advisors Equity Income                            --             1.14%      (0.09)%        1.05%
EQ/Calvert Socially Responsible                             --             1.13%      (0.08)%        1.05%
EQ/Capital Guardian Growth                                0.01%            1.05%      (0.09)%        0.96%
EQ/Capital Guardian Research                                --             1.01%      (0.06)%        0.95%
EQ/Caywood-Scholl High Yield Bond                           --             1.01%      (0.01)%        1.00%
EQ/Davis New York Venture                                   --             1.28%       0.00%         1.28%
EQ/Equity 500 Index                                         --             0.38%         --          0.38%
EQ/Evergreen International Bond                             --             1.12%       0.00%         1.12%
EQ/Evergreen Omega                                          --             1.15%       0.00%         1.15%
EQ/FI Mid Cap                                               --             1.06%      (0.06)%        1.00%
EQ/Franklin Income                                          --             1.30%       0.00%         1.30%
EQ/Franklin Small Cap Value                                 --             1.33%      (0.03)%        1.30%
EQ/Franklin Templeton Founding Strategy                   1.05%            1.57%      (0.12)%        1.45%(9)
EQ/GAMCO Mergers and Acquisitions                           --             1.34%       0.00%         1.34%
EQ/GAMCO Small Company Value                                --             1.13%       0.00%         1.13%
EQ/International Core PLUS                                0.04%            1.19%      (0.05)%        1.14%
EQ/International Growth                                     --             1.37%       0.00%         1.37%
EQ/JPMorgan Core Bond                                       --             0.81%       0.00%         0.81%
EQ/JPMorgan Value Opportunities                             --             0.99%      (0.04)%        0.95%
EQ/Large Cap Core PLUS                                    0.02%            1.02%      (0.05)%        0.97%
EQ/Large Cap Growth PLUS                                  0.02%            1.01%      (0.04)%        0.97%
EQ/Legg Mason Value Equity                                  --             1.07%      (0.07)%        1.00%
EQ/Long Term Bond                                           --             0.78%       0.00%         0.78%
EQ/Lord Abbett Growth and Income                            --             1.06%      (0.06)%        1.00%
-------------------------------------------------------------------------------------------------------------------


11 Fee table

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Total
                                                                              Acquired      Annual                      Net
                                                                               Fund        Expenses    Fee Waiv-     Annual
                                                                             Fees and       (Before   ers and/or    Expenses
                                        Manage-                              Expenses       Expense     Expense       After
                                         ment       12b-1       Other       (Underlying     Limita-   Reimburse-     Expense
 Portfolio Name                         Fees(4)   Fees(5)   Expenses(6)   Portfolios)(7)    tions)     ments(8)    Limitations
---------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core            0.65%      0.25%     0.21%           --             1.11%      (0.11)%      1.00%
EQ/Lord Abbett Mid Cap Value             0.70%      0.25%     0.15%           --             1.10%      (0.05)%      1.05%
EQ/Marsico Focus                         0.85%      0.25%     0.13%           --             1.23%      (0.08)%      1.15%
EQ/Mid Cap Value PLUS                    0.55%      0.25%     0.24%         0.02%            1.06%      (0.04)%      1.02%
EQ/Money Market                          0.32%        --      0.13%           --             0.45%         --        0.45%
EQ/Montag & Caldwell Growth              0.75%      0.25%     0.15%           --             1.15%       0.00%       1.15%
EQ/Mutual Shares                         0.90%      0.25%     0.21%           --             1.36%      (0.06)%      1.30%
EQ/Oppenheimer Global                    0.95%      0.25%     0.51%         0.01%            1.72%      (0.36)%      1.36%
EQ/Oppenheimer Main Street Opportunity   0.85%      0.25%     0.45%         0.01%            1.56%      (0.25)%      1.31%
EQ/Oppenheimer Main Street Small Cap     0.90%      0.25%     0.48%         0.01%            1.64%      (0.33)%      1.31%
EQ/PIMCO Real Return                     0.55%      0.25%     0.14%           --             0.94%      (0.04)%      0.90%
EQ/Short Duration Bond                   0.43%      0.25%     0.15%           --             0.83%       0.00%       0.83%
EQ/Small Company Index                   0.25%      0.25%     0.14%           --             0.64%       0.00%       0.64%
EQ/T. Rowe Price Growth Stock            0.79%      0.25%     0.14%           --             1.18%      (0.03)%      1.15%
EQ/Templeton Growth                      0.95%      0.25%     0.20%           --             1.40%      (0.05)%      1.35%
EQ/UBS Growth and Income                 0.75%      0.25%     0.16%           --             1.16%      (0.11)%      1.05%
EQ/Van Kampen Comstock                   0.65%      0.25%     0.15%           --             1.05%      (0.05)%      1.00%
EQ/Van Kampen Emerging Markets Equity    1.11%      0.25%     0.28%           --             1.64%       0.00%       1.64%
EQ/Van Kampen Mid Cap Growth             0.70%      0.25%     0.15%           --             1.10%      (0.05)%      1.05%
EQ/Van Kampen Real Estate                0.90%      0.25%     0.21%           --             1.36%      (0.10)%      1.26%
---------------------------------------------------------------------------------------------------------------------------------


Notes:

(1) We charge interest on loans under your certificate but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans" under "Accessing your money" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(2) For mortality and expense risks, and administrative and financial accounting expenses. A portion of this charge is for providing the death benefit. For contracts issued in Texas to public schools and open enrollment charter schools (kindergarten through twelfth grade), the total Separate Account charges and the total portfolio operating expenses of the Trusts when added together are not permitted to exceed 2.75%.


(3) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(4) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (8) for any expense limitation agreement information.

(5) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fee will not be increased for the life of the contracts. A "--" indicates that there is no 12b-1 Fee.

(6) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreement information.


(7) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(8) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



                                                                    Fee table 12

   -----------------------------------------------------------------------------
   Portfolio Name:
   -----------------------------------------------------------------------------
   Multimanager Aggressive Equity          0.72%
   -----------------------------------------------------------------------------
   Multimanager Health Care                1.67%
   -----------------------------------------------------------------------------
   Multimanager Large Cap Core Equity      1.34%
   -----------------------------------------------------------------------------
   Multimanager Large Cap Growth           1.29%
   -----------------------------------------------------------------------------
   Multimanager Large Cap Value            1.26%
   -----------------------------------------------------------------------------
   Multimanager Mid Cap Growth             1.52%
   -----------------------------------------------------------------------------
   Multimanager Mid Cap Value              1.53%
   -----------------------------------------------------------------------------
   Multimanager Small Cap Growth           1.35%
   -----------------------------------------------------------------------------
   Multimanager Small Cap Value            1.45%
   -----------------------------------------------------------------------------
   Multimanager Technology                 1.67%
   -----------------------------------------------------------------------------
   EQ/AllianceBernstein Common Stock       0.59%
   -----------------------------------------------------------------------------
   EQ/AllianceBernstein Large Cap Growth   1.03%
   -----------------------------------------------------------------------------
   EQ/AllianceBernstein Small Cap Growth   0.86%
   -----------------------------------------------------------------------------
   EQ/AllianceBernstein Value              0.62%
   -----------------------------------------------------------------------------
   EQ/BlackRock Basic Value Equity         0.92%
   -----------------------------------------------------------------------------
   EQ/Davis New York Venture               1.25%
   -----------------------------------------------------------------------------
   EQ/Evergreen Omega                      1.12%
   -----------------------------------------------------------------------------
   EQ/GAMCO Mergers and Acquisitions       1.33%
   -----------------------------------------------------------------------------
   EQ/GAMCO Small Company Value            1.10%
   -----------------------------------------------------------------------------
   EQ/International Core PLUS              1.05%
   -----------------------------------------------------------------------------
   EQ/Large Cap Core PLUS                  0.83%
   -----------------------------------------------------------------------------
   EQ/Large Cap Growth PLUS                0.82%
   -----------------------------------------------------------------------------
   EQ/Legg Mason Value Equity              0.97%
   -----------------------------------------------------------------------------
   EQ/Lord Abbett Growth and Income        0.98%
   -----------------------------------------------------------------------------
   EQ/Lord Abbett Large Cap Core           0.99%
   -----------------------------------------------------------------------------
   EQ/Lord Abbett Mid Cap Value            1.04%
   -----------------------------------------------------------------------------
   EQ/Mid Cap Value PLUS                   0.81%
   -----------------------------------------------------------------------------
   EQ/Montag & Caldwell Growth             1.13%
   -----------------------------------------------------------------------------
   EQ/T. Rowe Price Growth Stock           0.87%
   -----------------------------------------------------------------------------
   EQ/UBS Growth and Income                1.04%
   -----------------------------------------------------------------------------
   EQ/Van Kampen Comstock                  0.99%
   -----------------------------------------------------------------------------
   EQ/Van Kampen Mid Cap Growth            1.04%
   -----------------------------------------------------------------------------



(9) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and adminis tration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLES: EQUI-VEST(SM) STRATEGIES CONTRACTS

These examples are intended to help you compare the cost of investing in the EQUI-VEST(SM) Strategies contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical participant would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2007, which results in an estimated annual charge of 0.0643% of account value.


The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the withdrawal charge, the enhanced death benefit charge, the third-party transfer or direct rollover charge and the charge if you elect a Variable Immediate Annuity payout option do apply to amounts in the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

Please note that the charges that would apply under your certificate may be lower if: (i) your participation is under a contract with lower Separate Account charges; (ii) your certificate has no withdrawal charge or no longer has a withdrawal charge, or has a lesser percentage withdrawal charge, or has a shorter withdrawal charge period associated with it than is used in the examples; or (iii) you have not elected the enhanced death benefit.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the certificate for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus; (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) that the enhanced death benefit has been elected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


13 Fee table

------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                of the applicable time period
------------------------------------------------------------------------------------------------------
                                                            1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  864     $1,531     $2,223      $3,526
AXA Conservative Allocation                                $  845     $1,475     $2,131      $3,341
AXA Conservative-Plus Allocation                           $  850     $1,490     $2,155      $3,390
AXA Moderate Allocation                                    $  816     $1,387     $1,985      $3,041
AXA Moderate-Plus Allocation                               $  858     $1,513     $2,194      $3,468
Multimanager Aggressive Equity                             $  786     $1,297     $1,837      $2,731
Multimanager Core Bond                                     $  822     $1,404     $2,014      $3,101
Multimanager Health Care                                   $  888     $1,601     $2,337      $3,755
Multimanager High Yield                                    $  797     $1,330     $1,891      $2,846
Multimanager International Equity                          $  868     $1,543     $2,242      $3,565
Multimanager Large Cap Core Equity                         $  855     $1,504     $2,179      $3,439
Multimanager Large Cap Growth                              $  857     $1,510     $2,189      $3,458
Multimanager Large Cap Value                               $  852     $1,496     $2,165      $3,410
Multimanager Mid Cap Growth                                $  875     $1,563     $2,275      $3,632
Multimanager Mid Cap Value                                 $  874     $1,560     $2,270      $3,623
Multimanager Small Cap Growth                              $  877     $1,569     $2,285      $3,651
Multimanager Small Cap Value                               $  866     $1,537     $2,232      $3,546
Multimanager Technology                                    $  888     $1,601     $2,337      $3,755
Target 2015 Allocation                                     $  980     $1,869     $2,770      $4,592
Target 2025 Allocation                                     $  951     $1,783     $2,632      $4,331
Target 2035 Allocation                                     $1,047     $2,060     $3,071      $5,146
Target 2045 Allocation                                     $1,090     $2,180     $3,259      $5,481
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  767     $1,241     $1,742      $2,530
EQ/AllianceBernstein Intermediate Government Securities    $  784     $1,291     $1,827      $2,710
EQ/AllianceBernstein International                         $  810     $1,369     $1,955      $2,979
EQ/AllianceBernstein Large Cap Growth                      $  848     $1,484     $2,146      $3,370
EQ/AllianceBernstein Quality Bond                          $  785     $1,294     $1,832      $2,721
EQ/AllianceBernstein Small Cap Growth                      $  808     $1,363     $1,946      $2,959
EQ/AllianceBernstein Value                                 $  792     $1,315     $1,867      $2,794
EQ/BlackRock Basic Value Equity                            $  814     $1,381     $1,975      $3,020
EQ/BlackRock International Value                           $  845     $1,475     $2,131      $3,341
EQ/Boston Advisors Equity Income                           $  834     $1,443     $2,078      $3,232
EQ/Calvert Socially Responsible                            $  833     $1,440     $2,073      $3,222
EQ/Capital Guardian Growth                                 $  826     $1,416     $2,034      $3,142
EQ/Capital Guardian Research                               $  822     $1,404     $2,014      $3,101
EQ/Caywood-Scholl High Yield Bond                          $  822     $1,404     $2,014      $3,101
EQ/Davis New York Venture                                  $  848     $1,484     $2,146      $3,370
EQ/Equity 500 Index                                        $  759     $1,217     $1,702      $2,444
EQ/Evergreen International Bond                            $  832     $1,437     $2,068      $3,212
EQ/Evergreen Omega                                         $  835     $1,446     $2,083      $3,242
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                              If you annuitize at the end of the       If you do not
                                                              applicable time period and select a      surrender your
                                                            non-life contingent period certain         contract at the end
                                                                  annuity option with less            of the applicable
                                                                      than ten years(1)                  time period
--------------------------------------------------------------------------------------------------------------------------
                                                            1 year    3 years    5 years    10 years    1 year    3 years
---------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,531     $2,223      $3,526      $314     $  960
AXA Conservative Allocation                                 N/A       $1,475     $2,131      $3,341      $294     $  901
AXA Conservative-Plus Allocation                            N/A       $1,490     $2,155      $3,390      $300     $  917
AXA Moderate Allocation                                     N/A       $1,387     $1,985      $3,041      $263     $  807
AXA Moderate-Plus Allocation                                N/A       $1,513     $2,194      $3,468      $308     $  942
Multimanager Aggressive Equity                              N/A       $1,297     $1,837      $2,731      $231     $  713
Multimanager Core Bond                                      N/A       $1,404     $2,014      $3,101      $269     $  826
Multimanager Health Care                                    N/A       $1,601     $2,337      $3,755      $339     $1,035
Multimanager High Yield                                     N/A       $1,330     $1,891      $2,846      $243     $  747
Multimanager International Equity                           N/A       $1,543     $2,242      $3,565      $318     $  973
Multimanager Large Cap Core Equity                          N/A       $1,504     $2,179      $3,439      $305     $  932
Multimanager Large Cap Growth                               N/A       $1,510     $2,189      $3,458      $307     $  938
Multimanager Large Cap Value                                N/A       $1,496     $2,165      $3,410      $302     $  923
Multimanager Mid Cap Growth                                 N/A       $1,563     $2,275      $3,632      $326     $  994
Multimanager Mid Cap Value                                  N/A       $1,560     $2,270      $3,623      $325     $  991
Multimanager Small Cap Growth                               N/A       $1,569     $2,285      $3,651      $328     $1,001
Multimanager Small Cap Value                                N/A       $1,537     $2,232      $3,546      $316     $  966
Multimanager Technology                                     N/A       $1,601     $2,337      $3,755      $339     $1,035
Target 2015 Allocation                                      N/A       $1,869     $2,770      $4,592      $437     $1,319
Target 2025 Allocation                                      N/A       $1,783     $2,632      $4,331      $405     $1,228
Target 2035 Allocation                                      N/A       $2,060     $3,071      $5,146      $507     $1,521
Target 2045 Allocation                                      N/A       $2,180     $3,259      $5,481      $552     $1,649
---------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,241     $1,742      $2,530      $211     $  653
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,291     $1,827      $2,710      $229     $  706
EQ/AllianceBernstein International                          N/A       $1,369     $1,955      $2,979      $256     $  788
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,484     $2,146      $3,370      $297     $  910
EQ/AllianceBernstein Quality Bond                           N/A       $1,294     $1,832      $2,721      $230     $  710
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,363     $1,946      $2,959      $254     $  782
EQ/AllianceBernstein Value                                  N/A       $1,315     $1,867      $2,794      $238     $  732
EQ/BlackRock Basic Value Equity                             N/A       $1,381     $1,975      $3,020      $261     $  801
EQ/BlackRock International Value                            N/A       $1,475     $2,131      $3,341      $294     $  901
EQ/Boston Advisors Equity Income                            N/A       $1,443     $2,078      $3,232      $283     $  867
EQ/Calvert Socially Responsible                             N/A       $1,440     $2,073      $3,222      $282     $  864
EQ/Capital Guardian Growth                                  N/A       $1,416     $2,034      $3,142      $273     $  839
EQ/Capital Guardian Research                                N/A       $1,404     $2,014      $3,101      $269     $  826
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,404     $2,014      $3,101      $269     $  826
EQ/Davis New York Venture                                   N/A       $1,484     $2,146      $3,370      $297     $  910
EQ/Equity 500 Index                                         N/A       $1,217     $1,702      $2,444      $203     $  627
EQ/Evergreen International Bond                             N/A       $1,437     $2,068      $3,212      $281     $  860
EQ/Evergreen Omega                                          N/A       $1,446     $2,083      $3,242      $284     $  870
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                              If you do not
                                                             surrender your
                                                           the applicable time
                                                                  period
--------------------------------------------------------------------------------
                                                            5 years    10 years
--------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                   $1,630     $3,418
AXA Conservative Allocation                                 $1,533     $3,231
AXA Conservative-Plus Allocation                            $1,559     $3,280
AXA Moderate Allocation                                     $1,378     $2,927
AXA Moderate-Plus Allocation                                $1,600     $3,359
Multimanager Aggressive Equity                              $1,220     $2,614
Multimanager Core Bond                                      $1,409     $2,988
Multimanager Health Care                                    $1,752     $3,650
Multimanager High Yield                                     $1,278     $2,730
Multimanager International Equity                           $1,651     $3,457
Multimanager Large Cap Core Equity                          $1,584     $3,330
Multimanager Large Cap Growth                               $1,595     $3,349
Multimanager Large Cap Value                                $1,569     $3,300
Multimanager Mid Cap Growth                                 $1,686     $3,525
Multimanager Mid Cap Value                                  $1,681     $3,515
Multimanager Small Cap Growth                               $1,697     $3,544
Multimanager Small Cap Value                                $1,641     $3,438
Multimanager Technology                                     $1,752     $3,650
Target 2015 Allocation                                      $2,213     $4,496
Target 2025 Allocation                                      $2,066     $4,232
Target 2035 Allocation                                      $2,533     $5,056
Target 2045 Allocation                                      $2,733     $5,396
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           $1,120     $2,410
EQ/AllianceBernstein Intermediate Government Securities     $1,210     $2,593
EQ/AllianceBernstein International                          $1,346     $2,865
EQ/AllianceBernstein Large Cap Growth                       $1,549     $3,260
EQ/AllianceBernstein Quality Bond                           $1,215     $2,603
EQ/AllianceBernstein Small Cap Growth                       $1,336     $2,844
EQ/AllianceBernstein Value                                  $1,252     $2,677
EQ/BlackRock Basic Value Equity                             $1,367     $2,906
EQ/BlackRock International Value                            $1,533     $3,231
EQ/Boston Advisors Equity Income                            $1,476     $3,120
EQ/Calvert Socially Responsible                             $1,471     $3,110
EQ/Capital Guardian Growth                                  $1,430     $3,029
EQ/Capital Guardian Research                                $1,409     $2,988
EQ/Caywood-Scholl High Yield Bond                           $1,409     $2,988
EQ/Davis New York Venture                                   $1,549     $3,260
EQ/Equity 500 Index                                         $1,077     $2,324
EQ/Evergreen International Bond                             $1,466     $3,100
EQ/Evergreen Omega                                          $1,482     $3,130


                                                                    Fee table 14

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       If you annuitize at the end of the
                                                                                       applicable time period and select a
                                           If you surrender your contract at the end   non-life contingent period certain annuity
                                               of the applicable time period           option with less than ten years(1)
----------------------------------------------------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years   1 year    3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $827     $1,419     $2,039      $3,152     N/A       $1,419     $2,039      $3,152
EQ/Franklin Income                           $850     $1,490     $2,155      $3,390     N/A       $1,490     $2,155      $3,390
EQ/Franklin Small Cap Value                  $853     $1,499     $2,170      $3,419     N/A       $1,499     $2,170      $3,419
EQ/Franklin Templeton Founding Strategy      $877     $1,569     $2,285      $3,651     N/A       $1,569     $2,285      $3,651
EQ/GAMCO Mergers and Acquisitions            $854     $1,502     $2,174      $3,429     N/A       $1,502     $2,174      $3,429
EQ/GAMCO Small Company Value                 $833     $1,440     $2,073      $3,222     N/A       $1,440     $2,073      $3,222
EQ/International Core PLUS                   $839     $1,457     $2,102      $3,282     N/A       $1,457     $2,102      $3,282
EQ/International Growth                      $857     $1,510     $2,189      $3,458     N/A       $1,510     $2,189      $3,458
EQ/JPMorgan Core Bond                        $802     $1,345     $1,916      $2,897     N/A       $1,345     $1,916      $2,897
EQ/JPMorgan Value Opportunities              $820     $1,398     $2,005      $3,081     N/A       $1,398     $2,005      $3,081
EQ/Large Cap Core PLUS                       $823     $1,407     $2,019      $3,112     N/A       $1,407     $2,019      $3,112
EQ/Large Cap Growth PLUS                     $822     $1,404     $2,014      $3,101     N/A       $1,404     $2,014      $3,101
EQ/Legg Mason Value Equity                   $828     $1,422     $2,044      $3,162     N/A       $1,422     $2,044      $3,162
EQ/Long Term Bond                            $799     $1,336     $1,901      $2,866     N/A       $1,336     $1,901      $2,866
EQ/Lord Abbett Growth and Income             $827     $1,419     $2,039      $3,152     N/A       $1,419     $2,039      $3,152
EQ/Lord Abbett Large Cap Core                $831     $1,434     $2,063      $3,202     N/A       $1,434     $2,063      $3,202
EQ/Lord Abbett Mid Cap Value                 $830     $1,431     $2,058      $3,192     N/A       $1,431     $2,058      $3,192
EQ/Marsico Focus                             $843     $1,469     $2,121      $3,321     N/A       $1,469     $2,121      $3,321
EQ/Mid Cap Value PLUS                        $827     $1,419     $2,039      $3,152     N/A       $1,419     $2,039      $3,152
EQ/Money Market                              $762     $1,226     $1,717      $2,477     N/A       $1,226     $1,717      $2,477
EQ/Montag & Caldwell Growth                  $835     $1,446     $2,083      $3,242     N/A       $1,446     $2,083      $3,242
EQ/Mutual Shares                             $856     $1,507     $2,184      $3,449     N/A       $1,507     $2,184      $3,449
EQ/Oppenheimer Global                        $892     $1,613     $2,356      $3,793     N/A       $1,613     $2,356      $3,793
EQ/Oppenheimer Main Street Opportunity       $876     $1,566     $2,280      $3,642     N/A       $1,566     $2,280      $3,642
EQ/Oppenheimer Main Street Small Cap         $884     $1,589     $2,318      $3,718     N/A       $1,589     $2,318      $3,718
EQ/PIMCO Real Return                         $815     $1,384     $1,980      $3,030     N/A       $1,384     $1,980      $3,030
EQ/Short Duration Bond                       $804     $1,351     $1,926      $2,918     N/A       $1,351     $1,926      $2,918
EQ/Small Company Index                       $785     $1,294     $1,832      $2,721     N/A       $1,294     $1,832      $2,721
EQ/T. Rowe Price Growth Stock                $838     $1,454     $2,097      $3,272     N/A       $1,454     $2,097      $3,272
EQ/Templeton Growth                          $860     $1,519     $2,203      $3,488     N/A       $1,519     $2,203      $3,488
EQ/UBS Growth and Income                     $836     $1,449     $2,087      $3,252     N/A       $1,449     $2,087      $3,252
EQ/Van Kampen Comstock                       $826     $1,416     $2,034      $3,142     N/A       $1,416     $2,034      $3,142
EQ/Van Kampen Emerging Markets Equity        $884     $1,589     $2,318      $3,718     N/A       $1,589     $2,318      $3,718
EQ/Van Kampen Mid Cap Growth                 $830     $1,431     $2,058      $3,192     N/A       $1,431     $2,058      $3,192
EQ/Van Kampen Real Estate                    $856     $1,507     $2,184      $3,449     N/A       $1,507     $2,184      $3,449
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                           If you do not surrender your contract at
                                           the end of the applicable time period
-------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/FI Mid Cap                                $274     $  842     $1,435     $3,039
EQ/Franklin Income                           $300     $  917     $1,559     $3,280
EQ/Franklin Small Cap Value                  $303     $  926     $1,574     $3,310
EQ/Franklin Templeton Founding Strategy      $328     $1,001     $1,697     $3,544
EQ/GAMCO Mergers and Acquisitions            $304     $  929     $1,579     $3,320
EQ/GAMCO Small Company Value                 $282     $  864     $1,471     $3,110
EQ/International Core PLUS                   $288     $  882     $1,502     $3,171
EQ/International Growth                      $307     $  938     $1,595     $3,349
EQ/JPMorgan Core Bond                        $248     $  763     $1,305     $2,782
EQ/JPMorgan Value Opportunities              $267     $  820     $1,399     $2,968
EQ/Large Cap Core PLUS                       $270     $  829     $1,414     $2,999
EQ/Large Cap Growth PLUS                     $269     $  826     $1,409     $2,988
EQ/Legg Mason Value Equity                   $275     $  845     $1,440     $3,049
EQ/Long Term Bond                            $245     $  754     $1,289     $2,751
EQ/Lord Abbett Growth and Income             $274     $  842     $1,435     $3,039
EQ/Lord Abbett Large Cap Core                $280     $  857     $1,461     $3,090
EQ/Lord Abbett Mid Cap Value                 $279     $  854     $1,456     $3,080
EQ/Marsico Focus                             $292     $  895     $1,523     $3,211
EQ/Mid Cap Value PLUS                        $274     $  842     $1,435     $3,039
EQ/Money Market                              $206     $  637     $1,093     $2,356
EQ/Montag & Caldwell Growth                  $284     $  870     $1,482     $3,130
EQ/Mutual Shares                             $306     $  935     $1,590     $3,340
EQ/Oppenheimer Global                        $344     $1,047     $1,772     $3,688
EQ/Oppenheimer Main Street Opportunity       $327     $  997     $1,692     $3,535
EQ/Oppenheimer Main Street Small Cap         $335     $1,022     $1,732     $3,612
EQ/PIMCO Real Return                         $262     $  804     $1,373     $2,917
EQ/Short Duration Bond                       $250     $  769     $1,315     $2,803
EQ/Small Company Index                       $230     $  710     $1,215     $2,603
EQ/T. Rowe Price Growth Stock                $287     $  879     $1,497     $3,161
EQ/Templeton Growth                          $310     $  948     $1,610     $3,379
EQ/UBS Growth and Income                     $285     $  873     $1,487     $3,140
EQ/Van Kampen Comstock                       $273     $  839     $1,430     $3,029
EQ/Van Kampen Emerging Markets Equity        $335     $1,022     $1,732     $3,612
EQ/Van Kampen Mid Cap Growth                 $279     $  854     $1,456     $3,080
EQ/Van Kampen Real Estate                    $306     $  935     $1,590     $3,340
-------------------------------------------------------------------------------------



(1) If a non-life contingent period certain annuity option of ten years or more is chosen, a withdrawal charge would still apply if the annuity option is chosen before three participation years have elapsed.


15 Fee table

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for information about the unit values and number of units outstanding as of the period shown for each of the variable investment options available as of December 31, 2007.



                                                                    Fee table 16

1. Contract features and benefits
--------------------------------------------------------------------------------

CONTRIBUTIONS TO YOUR CERTIFICATE

Payments made to us are called "contributions." We require a minimum contribution amount of $20. If the total annual contributions to a TSA contract will be at least $200 annually, we may accept contributions of less than $20. The following table summarizes our rules regarding contributions to your certificate.

--------------------------------------------------------------------------------
 Contract type    Source of contributions
--------------------------------------------------------------------------------
TSA               o Employer-remitted employee salary reduction and/or various types of employer contributions.

                  o Additional "catch-up" contributions.

                  o "Designated Roth contributions" under Section 402A of the
                    Code.

                  o Only if plan permits, direct plan-to-plan transfers from another 403(b) plan or contract exchanges from another 403(b) contract under the same plan.

                  o Only if plan permits, eligible rollover distributions from other 403(b) plans, qualified plans, governmental employer
                    457(b) EDC plans and traditional IRAs.
--------------------------------------------------------------------------------
Governmental      o Employer-remitted employee salary reduction and/or Employer
EDC employer        contributions.

                  o Additional "age 50 catch-up" contributions.

                  o If the plan permits, eligible rollover distributions from other governmental employer 457(b) EDC plans, 403(b) plans, qualified plans and traditional IRAs.
--------------------------------------------------------------------------------
 Contract type    Limitations on contributions
--------------------------------------------------------------------------------
TSA               o For 2008, maximum amount of employer and employee
                    contributions is generally the lesser of $46,000 or 100% of compensation, with maximum salary reduction contribution of $15,500.

                  o If employer's plan permits, an individual at least age 50 at any time during 2008 can make up to $5,000 additional salary reduction "catch-up" contributions.

                  o All salary reduction contributions (whether pre-tax or
                    desig- nated Roth) may not exceed the total maximum ($15,500 in 2008 and age 50 catch-up of $5,000).

                  o Rollover or direct transfer contributions after age 70-1/2 must be net of any required minimum distributions.

                  o Different sources of contributions and earnings may be
                    subject to withdrawal restrictions.

                  o We currently do not accept rollovers or direct transfers of funds from designated Roth accounts.
--------------------------------------------------------------------------------
Governmental      o Contributions subject to plan limits. Maximum contribution
Employer EDC        for 2008 is lesser of $15,500 or 100% of includible com-
                    pensation.

                  o If plan permits, an individual may make catch-up contribu-
                    tions for 3 years of service preceding plan retirement age; 2008 maximum is $31,000.

                  o If governmental employer 457(b) EDC plan permits, an indi-
                    vidual at least age 50 at any time during 2008 can make up to $5,000 additional salary reduction "catch-up" contribu-tions. This must be coordinated with the "catch-up" contributions for 3 years of service preceding plan retire-ment age.
--------------------------------------------------------------------------------

See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information.

For information on when contributions are credited see "Dates and prices at which contract events occur" under "More information" later in this prospectus.



17 Contract features and benefits

HOW EQUI-VEST(SM) STRATEGIES IS AVAILABLE

The contract is offered to fund certain TSA and EDC plans. The plan trustee or the employer will be the EQUI-VEST(SM) Strategies contract holder and participants under the plans will be covered by the contract. The maximum issue age for the participant is 75.

HOW CONTRIBUTIONS CAN BE MADE

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars and made payable to "AXA Equitable." We do not accept third-party checks endorsed to us except for rollover contributions, or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


Your initial contribution must be preceded by an enrollment form and any other form we need to process the contribution. If any information is missing or unclear we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all the information we require within five business days after we receive an incomplete enrollment form, we will inform the financial professional submitting the enrollment form on your behalf. We will then return the contribution to your employer unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options, subject to any employer plan limitations, are the variable investment options, the guaranteed interest option, and the fixed maturity options available under the investment method you or your employer selects (see "Selecting your investment method," later in this prospectus).

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and fixed maturity options, subject to certain restrictions and your employer's plan limitations.
--------------------------------------------------------------------------------


                                              Contract features and benefits  18

PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.





--------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                 Objective
--------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION      Seeks long-term capital appreciation.
--------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION    Seeks a high level of current income.
--------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS          Seeks current income and growth of capital, with
 ALLOCATION                    a greater emphasis on current income.
--------------------------------------------------------------------------------
AXA MODERATE ALLOCATION        Seeks long-term capital appreciation and current
                               income.
--------------------------------------------------------------------------------
AXA MODERATE-PLUS              Seeks long-term capital appreciation and current
 ALLOCATION                    income, with a greater emphasis on capital
                               appreciation.
--------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE        Long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------
MULTIMANAGER                   CORE BOND To seek a balance of high current
                               income and capital appreciation, consistent with
                               a prudent level of risk.
--------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE       Long-term growth of capital.
--------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD        High total return through a combination
                               of current income and capital appreciation.
--------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL     Long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AXA Premier VIP Trust          Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
--------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION      o AXA Equitable
--------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION    o AXA Equitable
--------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS          o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------
AXA MODERATE ALLOCATION        o AXA Equitable
--------------------------------------------------------------------------------
AXA MODERATE-PLUS              o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE        o AllianceBernstein L.P.
 EQUITY
                               o ClearBridge Advisors, LLC

                               o Legg Mason Capital Management, Inc.

                               o Marsico Capital Management, LLC
--------------------------------------------------------------------------------
MULTIMANAGER CORE BOND         o BlackRock Financial Management, Inc.

                               o Pacific Investment Management Company
                                 LLC
--------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE       o Invesco Aim Capital Management, Inc.

                               o RCM Capital Management LLC

                               o Wellington Management Company, LLP
--------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD        o Pacific Investment Management Company
                                 LLC

                               o Post Advisory Group, LLC
--------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL     o AllianceBernstein L.P.
 EQUITY
                               o JPMorgan Investment Management Inc.

                               o Marsico Capital Management, LLC
--------------------------------------------------------------------------------


19 Contract features and benefits

--------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                 Objective
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.
 CORE EQUITY
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP           Long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     Long-term growth of capital.
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        Long-term growth of capital.

--------------------------------------------------------------------------------
TARGET 2015 ALLOCATION         Seeks the highest total return over time
                               consistent with its asset mix. Total return
                               includes capital growth and income.
--------------------------------------------------------------------------------
TARGET 2025 ALLOCATION         Seeks the highest total return over time
                               consistent with its asset mix. Total return
                               includes capital growth and income.
--------------------------------------------------------------------------------
TARGET 2035 ALLOCATION         Seeks the highest total return over time
                               consistent with its asset mix. Total return
                               includes capital growth and income.
--------------------------------------------------------------------------------
TARGET 2045 ALLOCATION         Seeks the highest total return over time
                               consistent with its asset mix. Total return
                               includes capital growth and income.
--------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
--------------------------------------------------------------------------------

EQ/ALLIANCEBERNSTEIN COM-      Seeks to achieve long-term growth of capital.
 MON STOCK
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve high current income consistent
 MEDIATE GOVERNMENT            with relative stability of principal.
 SECURITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AXA Premier VIP Trust          Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         o AllianceBernstein L.P.
 CORE EQUITY
                               o Janus Capital Management LLC

                               o Thornburg Investment Management, Inc.
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         o RCM Capital Management LLC
 GROWTH
                               o TCW Investment Management Company

                               o T. Rowe Price Associates, Inc.
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         o AllianceBernstein L.P.
 VALUE
                               o Institutional Capital LLC

                               o MFS Investment Management
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP           o AllianceBernstein L.P.
 GROWTH
                               o Franklin Advisers, Inc.

                               o Provident Investment Counsel, Inc.
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     o AXA Rosenberg Investment Management LLC

                               o TCW Investment Management Company

                               o Wellington Management Company, LLP
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         o Eagle Asset Management, Inc.
 GROWTH

                               o Wells Capital Management Inc.
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         o Franklin Advisory Services, LLC
 VALUE

                               o Lazard Asset Management LLC
--------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        o Firsthand Capital Management, Inc.

                               o RCM Capital Management LLC

                               o Wellington Management Company, LLP
--------------------------------------------------------------------------------
TARGET 2015 ALLOCATION         o AXA Equitable
--------------------------------------------------------------------------------
TARGET 2025 ALLOCATION         o AXA Equitable
--------------------------------------------------------------------------------
TARGET 2035 ALLOCATION         o AXA Equitable
--------------------------------------------------------------------------------
TARGET 2045 ALLOCATION         o AXA Equitable
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 EQ Advisors Trust             Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-      o AllianceBernstein L.P.
 MON STOCK
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    o AllianceBernstein L.P.
 MEDIATE GOVERNMENT
 SECURITIES
--------------------------------------------------------------------------------


                                               Contract features and benefits 20

--------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve long-term growth of capital.
 NATIONAL
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     Seeks to achieve long-term growth of capital.
 CAP GROWTH
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   Seeks to achieve high current income consistent
BOND                           with moderate risk to capital.
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Seeks to achieve long-term growth of capital.
 CAP GROWTH
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks to achieve capital appreciation.
--------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       Seeks to achieve capital appreciation and
 EQUITY                        secondarily, income.
--------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     Seeks to provide current income and long-term
                               growth of VALUE income, accompanied by growth of
                               capital.
--------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      Seeks to achieve a combination of growth and
 INCOME                        income to achieve an above-average and consistent
                                total return.
--------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            Seeks to achieve long-term capital appreciation.
 RESPONSIBLE
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH     Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            Seeks to achieve long-term growth of capital.
 RESEARCH
--------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         Seeks to maximize current income.
 YIELD BOND
--------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE      Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            Seeks to achieve a total return before expenses
                               that approximates the total return performance of
                               the S&P 500 Index, including reinvestment of
                               dividends, at a risk level consistent with that
                               of the S&P 500 Index.
--------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL     Seeks to achieve capital growth and current
 BOND                          income.
--------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             Seeks to achieve long-term capital growth.
--------------------------------------------------------------------------------
EQ/FI MID CAP                  Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/FRANKLIN INCOME             Seeks to maximize income while maintaining
                               prospects for capital appreciation.
--------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE    Seeks to achieve long-term total return.
--------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON          Primarily seeks capital appreciation and
  FOUNDING STRATEGY            secondarily seeks income.
--------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND           Seeks to achieve capital appreciation.
 ACQUISITIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ Advisors Trust              Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    o AllianceBernstein L.P.
 NATIONAL
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     o AllianceBernstein L.P.
 CAP GROWTH
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   o AllianceBernstein L.P.
 BOND
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     o AllianceBernstein L.P.
 CAP GROWTH
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     o AllianceBernstein L.P.
--------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       o BlackRock Investment Management, LLC
 EQUITY
--------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     o BlackRock Investment Management International
 VALUE                           Limited
--------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      o Boston Advisors, LLC
 INCOME
--------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            o Calvert Asset Management Company, Inc.
 RESPONSIBLE                   o Bridgeway Capital Management, Inc.
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH     o Capital Guardian Trust Company
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            o Capital Guardian Trust Company
 RESEARCH
--------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         o Caywood-Scholl Capital Management
 YIELD BOND
--------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE      o Davis Selected Advisers, L.P.
--------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            o AllianceBernstein L.P.
--------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL     o Evergreen Investment Management
 BOND                            Company, LLC

                               o First International Advisors, LLC (dba
                                 "Evergreen International")
--------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             o Evergreen Investment Management
                                 Company, LLC
--------------------------------------------------------------------------------
EQ/FI MID CAP                  o Fidelity Management & Research Company
--------------------------------------------------------------------------------
EQ/FRANKLIN INCOME             o Franklin Advisers, Inc.
--------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE    o Franklin Advisory Services, LLC
--------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON          o AXA Equitable
 FOUNDING STRATEGY
--------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND           o GAMCO Asset Management Inc.
 ACQUISITIONS
--------------------------------------------------------------------------------


21 Contract features and benefits

--------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
--------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         Seeks to maximize capital appreciation.
 VALUE
--------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS     Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        Seeks to achieve capital appreciation.
--------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          Seeks to provide a high total return consistent
                               with moderate risk to capital and maintenance of
                               liquidity.
--------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              Seeks to achieve long-term capital appreciation.
 OPPORTUNITIES
--------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         Seeks to achieve long-term growth
                               of capital with a sec- ondary objective to seek
                               reasonable current income. For purposes of this
                               Portfolio, the words "reasonable current income"
                               mean moderate income.
--------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth
--------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation
                               through investment in long-maturity debt
                               obligations.
--------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth
 INCOME                        of income without excessive fluctuation in market
                               value.
--------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Seeks to achieve capital appreciation and growth
 CORE                          of income with reasonable risk.
--------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.
--------------------------------------------------------------------------------
EQ/MARSICO                     Seeks to achieve long-term growth of capital.
FOCUS
--------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation.
--------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income,
                               preserve its assets and maintain liquidity.
--------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.
 GROWTH
--------------------------------------------------------------------------------
 EQ/MUTUAL SHARES              Seeks to achieve capital appreciation, which may
                               occasionally be short-term, and secondarily,
                               income.
--------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          Seeks to achieve capital appreciation.
--------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN            Seeks to achieve long-term capital appreciation.
STREET OPPORTUNITY
--------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve capital appreciation.
 SMALL CAP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 EQ Advisors Trust             Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
--------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         o GAMCO Asset Management Inc.
 VALUE
--------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS     o AXA Equitable
--------------------------------------------------------------------------------
                               o Mellon Capital Management Corporation
--------------------------------------------------------------------------------
                               o Wentworth Hauser and Violich, Inc.
--------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        o MFS Investment Management, Inc.
--------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          o JPMorgan Investment Management Inc.
--------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              o JPMorgan Investment Management Inc.
 OPPORTUNITIES
--------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         o AXA Equitable o Institutional Capital LLC

                               o Mellon Capital Management Corporation
--------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       o AXA Equitable

                               o Marsico Capital Management, LLC

                               o Mellon Capital Management Corporation
--------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     o Legg Mason Capital Management, Inc.
--------------------------------------------------------------------------------
EQ/LONG TERM BOND              o BlackRock Financial Management, Inc.
--------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      o Lord, Abbett & Co. LLC
 INCOME
--------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       o Lord, Abbett & Co. LLC
 CORE
--------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   o Lord, Abbett & Co. LLC
--------------------------------------------------------------------------------
EQ/MARSICO FOCUS               o Marsico Capital Management, LLC
--------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          o AXA Equitable

                               o Mellon Capital Management Corporation

                               o Wellington Management Company LLP
--------------------------------------------------------------------------------
EQ/MONEY MARKET                o The Dreyfus Corporation
--------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           o Montag & Caldwell, Inc.
 GROWTH
--------------------------------------------------------------------------------
EQ/MUTUAL SHARES               o Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          o OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     o OppenheimerFunds, Inc.
 OPPORTUNITY
--------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     o OppenheimerFunds, Inc.
 SMALL CAP


                                               Contract features and benefits 22

--------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
--------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks to achieve maximum real return consistent
                               with preservation of real capital and prudent
                               investment man- agement.
--------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         Seeks to achieve current income with reduced
                               volatility of principal.
--------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible
                               (before the deduction of Portfolio expenses) the
                               total return of the Russell 2000 Index.
--------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH        Seeks to achieve long-term capital appreciation
 STOCK                         and secondarily, income.
--------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH            Seeks to achieve long-term capital growth.
--------------------------------------------------------------------------------
EQ/UBS GROWTH AND              Seeks to achieve total return through capital
 INCOME                        appreciation with income as a secondary
                               consideration.
--------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK         Seeks to achieve capital growth and income.
--------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         Seeks to achieve long-term capital appreciation.
 MARKETS EQUITY
--------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          Seeks to achieve capital growth.
 GROWTH
--------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE      Seeks to provide above average current income and
                               long-term capital appreciation.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EQ Advisors Trust              Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
--------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           o Pacific Investment Management Company,
                                 LLC
--------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         o BlackRock Financial Management, Inc.
--------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         o AllianceBernstein L.P.
--------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH        o T. Rowe Price Associates, Inc.
 STOCK
--------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH            o Templeton Global Advisors Limited
--------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME       o UBS Global Asset Management (Americas) Inc.
--------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK         o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
--------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          o Morgan Stanley Investment Management Inc.
 GROWTH
--------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE      o Morgan Stanley Investment Management Inc.


You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the portfolios. The prospectuses should be read carefully before investing.


23 Contract features and benefits

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account in "More information," later in this prospectus.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:


(1) the minimum interest rate guaranteed over the life of the certificate,


(2) the annual minimum guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period.


The annual minimum guaranteed interest rate for 2008 is 3.00%. The lifetime minimum guaranteed interest rate can range from 1.00% to 3.00% depending on the calendar year in which your certificate is issued. The lifetime minimum guaranteed interest rate is shown in your certificate. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Current interest rates will never be less than the annual minimum guaranteed interest rate.



FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. As of May 1, we currently offer fixed maturity options ending on June 15th for maturity years ranging from one through ten. Not all of these fixed maturity options will be available for participants ages 76 and older. See "Allocating your contributions." As fixed maturity options expire, we expect to add maturity options so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o   the rate to maturity is 3%; or

o   the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) subject to plan restrictions, withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 15, 2008, the next available maturity date was June 15, 2013 (see "About our fixed maturity options" in "More information" later in this prospectus). We may change our procedures in the future.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your certificate or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The market value adjustment, positive or negative, resulting from a withdrawal or transfer of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your certificate. The amount of the adjustment will depend on two factors:


                                              Contract features and benefits  24

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)  the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II at the end of this prospectus provides an example of how the market value adjustment is calculated.


SELECTING YOUR INVESTMENT METHOD

Your employer or you must choose one of the following two methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart and no transfer restrictions will apply.

TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you could transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B" as well as the fixed maturity options.

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate new contributions to, or transfer amounts into, the variable investment options in group B (including through our rebalancing program) or the fixed maturity options. However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.


--------------------------------------------------------------------------------
                                            Investment Options
--------------------------------------------------------------------------------
                                                   A
--------------------------------------------------------------------------------
o Guaranteed Interest Option
--------------------------------------------------------------------------------
 Domestic stocks
--------------------------------------------------------------------------------
o AXA Aggressive Allocation             o EQ/Marsico Focus
o AXA Moderate-Plus Allocation          o EQ/Mid Cap Value PLUS
o EQ/AllianceBernstein Common Stock     o EQ/Montag & Caldwell Growth
o EQ/AllianceBernstein Large Cap        o EQ/Mutual Shares
  Growth                                o EQ/Oppenheimer Main Street
o EQ/AllianceBernstein Small Cap          Opportunity
  Growth                                o EQ/Oppenheimer Main Street Small
o EQ/AllianceBernstein Value              Cap
o EQ/BlackRock Basic Value Equity       o EQ/Small Company Index
o EQ/Boston Advisors Equity Income      o EQ/T. Rowe Price Growth Stock
o EQ/Calvert Socially Responsible       o  EQ/Templeton Growth
o EQ/Capital Guardian Growth            o EQ/UBS Growth and Income
o EQ/Capital Guardian Research          o EQ/Van Kampen Comstock
o EQ/Davis New York Venture             o EQ/Van Kampen Mid Cap Growth
o EQ/Equity 500 Index                   o EQ/Van Kampen Real Estate
o EQ/Evergreen Omega                    o Multimanager Aggressive Equity
o EQ/FI Mid Cap                         o Multimanager Health Care
o EQ/Franklin Small Cap Value           o Multimanager Large Cap Core Equity
o EQ/Franklin Templeton Founding        o Multimanager Large Cap Growth
  Strategy                              o Multimanager Large Cap Value
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Mid Cap Growth
o EQ/GAMCO Small Company Value          o Multimanager Mid Cap Value
o EQ/JPMorgan Value Opportunities       o Multimanager Small Cap Growth
o EQ/Large Cap Core PLUS                o Multimanager Small Cap Value
o EQ/Large Cap Growth PLUS              o Multimanager Technology
o EQ/Legg Mason Value Equity            o Target 2015 Allocation(1)
o EQ/Lord Abbett Growth and Income      o Target 2025 Allocation(1)
o EQ/Lord Abbett Large Cap Core         o Target 2035 Allocation(1)
o EQ/Lord Abbett Mid Cap Value          o Target 2045 Allocation(1)
--------------------------------------------------------------------------------
 International Stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International    o EQ/Oppenheimer Global
o EQ/BlackRock International Value      o EQ/Van Kampen Emerging Markets
o EQ/International Core PLUS              Equity
o EQ/International Growth               o Multimanager International Equity
--------------------------------------------------------------------------------
 Balanced/hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation
--------------------------------------------------------------------------------
                                                 B
--------------------------------------------------------------------------------
 Fixed income
--------------------------------------------------------------------------------
o AXA Conservative Allocation           o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation      o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate     o EQ/Money Market
  Government Securities                 o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond     o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond     o Multimanager Core Bond
o EQ/Evergreen International Bond       o Multimanager High Yield
o EQ/Franklin Income
--------------------------------------------------------------------------------
 Fixed maturity options
--------------------------------------------------------------------------------
 The fixed maturity options are only available in states where approved. Transfer restrictions apply as indicated above under "Fixed maturity options and maturity dates."
--------------------------------------------------------------------------------



(1) Since these investment options, collectively, the "Target Allocation investment options," as they approach their respective target dates, and thereafter, are expected to invest more heavily in fixed income securities, we reserve the right to make them group "B" investment options at or after their respective target dates. Please note that if you select the "Maximum transfer flexibility" method, and have included any of the Target Allocation investment options among your investment options, you will be deemed to have changed to the "maximum investment options choice" method. If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.



25  Contract features and benefits

ERISA CONSIDERATIONS FOR EMPLOYERS

If the employer's plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") Section 404(c), the employer or the plan trustee must make sure that the investment options chosen for the plan constitute a broad range of investment choices as required by the Department of Labor's ("DOL") regulation under ERISA Section 404(c). See "Tax information" later in this prospectus.


ALLOCATING YOUR CONTRIBUTIONS

Once your employer or you, whichever applies, have made your investment method choice, you may allocate your contributions to one or more or all of the investment options that have been chosen, subject to any restrictions under the investment method. However, you may not allocate more than one contribution to any one fixed maturity option. If you are age 76 or older, you may only allocate contributions to fixed maturity options with maturities of five years or less. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in "Determining your certificate's value" later in this prospectus. After your certificate is issued, either you or your employer may request that we add or eliminate any variable investment options that result in transfer restrictions. We reserve the right to deny such requests. See "Transferring your money among investment options" later in this prospectus.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


UNALLOCATED ACCOUNT

When we receive cash transferred from a prior funding vehicle, the transferred amount will be credited as one lump sum to the plan's unallocated account. Any amount held in the plan's unallocated account becomes part of our guaranteed interest option and will be credited with interest at the rate applicable to amounts held in the guaranteed interest option. The transferred amount will remain in the plan's unallocated account until we have received all the information we require, including properly completed forms, to effect a transfer from the plan's unallocated account to a participant account. With respect to each participant, we will allocate amounts to each participant's account only after the employer provides instructions that are acceptable and necessary in order to complete the allocation process. We reserve the right to limit the period during which such instructions may be received to no more than 10 days from the initial transfer into the plan's unallocated account and to return funds to the employer for which transfer information has not been timely received in good order. In no event will we hold the transferred assets in the unallocated account for more than 105 days from the contract date. Under no circumstances will we be required to transfer to participant accounts an amount in aggregate greater than the amount deposited by the employer plus such interest as we credited to the unallocated account, unless otherwise expressly agreed upon between the employer and us.

The employer is solely responsible for effectuating the asset transfers in accordance with all applicable laws and regulations.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed employer application, along with any other required documents. The contract date will be shown in the contract. The 12-month period beginning on the contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is the "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
--------------------------------------------------------------------------------

DEATH BENEFIT

Your certificate provides a death benefit. If you do not elect the enhanced death benefit described below, the death benefit is equal to the greater of (i) your account value (less any outstanding loan and accrued loan interest) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, or
(ii) the standard death benefit. Your account value will include any positive market value adjustment but will not include any negative market value adjustment that would apply to a withdrawal. The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, any taxes that apply and less any outstanding loan balance (including any accrued, but unpaid, interest).

ENHANCED DEATH BENEFIT

For an additional annual fee you may elect the enhanced death benefit.

You may elect the enhanced death benefit only at the time you apply to participate under the EQUI-VEST(SM) Strategies contract. Additionally, to elect this benefit, you must be younger than age 76 when participation under the contract begins. Once you elect this benefit, you may not cancel it as long as you continue participation in the contract.

If you elect the enhanced death benefit, the death benefit is equal to the greater of:

    (a) your account value (without any negative market value adjust ment that would otherwise apply) as of the date we receive satisfactory proof of your death, any required instructions for the method of payment, information and forms necessary to effect payment (less any outstanding loan and accrued loan interest); or

    (b) the enhanced death benefit as of the date of your death.

On the participation date, your enhanced death benefit equals your initial contribution. Then, on each third participation date anniversary until you are age 85, we will determine your enhanced death benefit


                                              Contract features and benefits  26
by comparing your current enhanced death benefit to your account value. If your account value is higher than your enhanced death benefit, we will increase your enhanced death benefit to equal your account value. On the other hand, if your account value on any third participation date anniversary is less than your enhanced death benefit, we will not adjust your enhanced death benefit either up or down.

If you make additional contributions, we will increase your current enhanced death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your account value, we will adjust your enhanced death benefit on the date you take the withdrawal. Appendix III at the end of this prospectus provides an example of how the enhanced death benefit is calculated.


HOW WITHDRAWALS AFFECT THE STANDARD DEATH BENEFIT AND THE ENHANCED DEATH
BENEFIT

Each withdrawal you make will reduce the amount of your current standard death benefit or enhanced death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current standard death benefit or enhanced death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your enhanced death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new enhanced death benefit after the withdrawal would be $24,000 ($40,000-$16,000).


Before purchasing certain optional benefits such as the enhanced death benefit for your certificate, you and your tax adviser should carefully consider the following. If you intend to satisfy your lifetime required minimum distribution ("RMD") requirements which begin after age 70-1/2 for this certificate by taking account-based withdrawals (as opposed to receiving annuity payments), you should know that under the terms of the annuity contract such withdrawals will reduce your optional benefits and may have the effect of eliminating your ability to utilize the entire benefit. Also, purchasing certain optional benefits may increase the amount of RMDs you are required to withdraw under the tax rules if you elect withdrawals and not annuity payments. For more information see "Tax information" later in this prospectus.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER
OF DAYS

If for any reason you are not satisfied with your certificate, you may return it to us for a refund. To exercise this cancellation right you must mail the certificate directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.


For contributions allocated to the variable investment options, your refund will equal the contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, the refund will equal the amount of the contributions but will not include interest. For contributions allocated to the fixed maturity options, the refund will equal the amount of the contribution allocated to fixed maturity options reflecting any positive or negative market value adjustments. For TSA and EDC contracts, your refund will also be less any amounts in the loan reserve account. Some states require that we refund the full amount of the contribution (not including any investment gain or loss, or interest or market value adjustment).


We may require that you wait six months before you apply for a certificate with us again if:

o   you cancel your certificate during the free look period; or


o you change your mind before you receive your certificate whether we have received your contribution or not.

In addition to the cancellation right described above, you have the right to surrender your certificate, rather than cancel it. Please see "Surrender of your certificate to receive its cash value," later in this prospectus. Surrendering your certificate may yield results different than canceling your certificate, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the certificate. Please see "Tax information," later in this Propectus for possible consequences of cancelling your certificate.



27  Contract features and benefits

2. Determining your certificate's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have allocated to the variable investment options; (ii) the guaranteed interest option; (iii) the market adjusted amounts you have in the fixed maturity options; and (iv) if you have taken a loan, amounts held in your loan reserve account. These amounts are subject to certain fees and charges discussed in "Charges and expenses" later in this prospectus.

Your certificate also has a "cash value." At any time before annuity payments begin, your certificate's cash value is equal to the account value, less: (i) any applicable withdrawal charges and (ii) the total amount or a pro rata portion of the annual administrative charge, and (iii) any outstanding loan plus accrued interest.


YOUR CERTIFICATE'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the certificate.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your certificate under that option, multiplied by that day's value for one unit. The number of your certificate units in any variable investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals, withdrawal charges, transfers and loans.

In addition, the annual administrative charge, enhanced death benefit charge or third-party transfer or exchange charge, will reduce the number of units credited to your certificate. A description of how unit values are calculated is found in the SAI.


YOUR CERTIFICATE'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.


YOUR CERTIFICATE'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


                                        Determining your certificate's value  28

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o You may not transfer to a fixed maturity option in which you already have value.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3%.


o If you are age 76 or older, you must limit your transfers to fixed maturity options with maturities of five years or less. As of February 15, 2008, not all maturities were available.


o You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer will cause a market value adjustment.

o

    If your employer or you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior participation year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior participation year.

o If you transfer money from another financial institution into the guaranteed interest option during your first participation year, and if your employer or you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.


Upon advance notice we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. In addition to the restrictions described above, all transfers are subject to our policies and procedures set forth in "Disruptive transfer activity" below.

You may request a transfer in writing or by telephone using TOPS or online using EQAccess. You must send all signed written requests directly to our processing office. Transfer requests should specify:

(1) the certificate number,

(2) the dollar amounts to be transferred, and

(3) the investment options to and from which you are transferring.

You or the trustee or employer owner, whichever applies, can direct us to transfer among the investment options.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of


29 Transferring your money among investment options the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner/participant trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner/participant is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected certificate. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/ participants. As of the date of this prospectus, the trusts had not implemented such a fee.
If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner/ participant.

Contract owners/participants should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



AUTOMATIC TRANSFER OPTIONS


INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.


FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."


INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring


                            Transferring your money among investment options  30
approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.


WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your certificate terminates.

REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. You must tell us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. To be eligible, you must have
(i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested. The rebalancing program will then remain in effect unless you request in writing that it be cancelled.

You may change your allocation instructions or cancel the program at any time.

For certificates with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the loan reserve account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans" in "Accessing your money," later in this prospectus.)


31  Transferring your money among investment options

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available. EQUI-VEST(SM) Strategies TSA participants may only withdraw amounts from their account value that are 100% vested, subject to the employer's approval, plan rules and applicable laws. (See "Forfeitures" below.) More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.


FORFEITURES


A 403(b) plan may have a vesting schedule applicable to some or all employer contributions. Forfeitures can arise when a 403(b) plan participant who is not fully vested under a plan separates from service. Plan participants should consult the plan administrator to learn more about the vesting schedule. When a forfeiture occurs, we will withdraw any unvested portion of a plan participant's account value and deposit such amount in a forfeiture account in the contract. The plan administrator must tell us the unvested balance. We allocate amounts in the forfeiture account to the guaranteed interest option, unless otherwise agreed to by the employer/trustee and us.


Forfeited account values may be reallocated to active plan participants in accordance with the terms of the plan. Special rules apply to how the withdrawal charge, if any, will apply when forfeitures have occurred. See "Withdrawal charge" under "Charges and expenses" later in this prospectus.


METHOD OF WITHDRAWAL



--------------------------------------------------------------------------------
                  Partial                              Minimum
    Contract     withdrawal       Systematic         distribution
--------------------------------------------------------------------------------
TSA            yes(1)(2)(3)        yes(1)(2)(3)        yes(2)(3)
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EDC             yes(1)(2)(3)       yes(1)(2)(3)        yes(2)(3)
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(1) Only if the certificate is not subject to withdrawal restrictions.

(2) Only if there are no outstanding loans.

(3) Requires or may require Plan Administrator's approval. See "Tax information" later in this prospectus.


PARTIAL WITHDRAWALS AND TERMINATIONS

Subject to the terms of your employer's plan, your certificate and any restrictions in federal income tax rules, you may take partial withdrawals from your account value or terminate your certificate at any time while you are living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your certificate and pay you its cash value.

Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount, may be subject to a withdrawal charge. (See "10% free withdrawal amount" in "Charges and expenses" later in this prospectus.)

SYSTEMATIC WITHDRAWALS

If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from more than one variable investment option (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or


(3) you may specify a dollar amount from only one variable investment option. If you choose this option and the value in that variable investment option drops below the requested amount, the requested amount will be taken on a pro rata basis from all of the variable investment options in which you have value.


You may elect systematic withdrawals if:

o the plan permits it;

o your certificate is not subject to withdrawal restrictions; and

o your certificate does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS

(See "Tax information" later in this prospectus)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. Before electing an account-based withdrawal option, please


                                                        Accessing your money  32
refer to "Tax information," "Required minimum distributions" later in this prospectus. You may choose instead an annuity payout option.


The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding 403(b) plans and 457(b) EDC plans. For this purpose additional annuity contract benefits may include enhanced death benefits.


You may elect our RMD automatic withdrawal option in the year in which you reach age 70-1/2 or in any later year, subject to the terms of your plan, if applicable. To elect this option, you must have an account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your certificate and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See the "Required minimum distributions" section in "Tax information" later in this prospectus for your specific type of retirement arrangement.


Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same participation year exceeds the 10% free withdrawal amount.


You may not elect the minimum distribution option if you have an outstanding loan under your certificate.


If you purchased your EQUI-VEST(SM) Strategies TSA certificate via a direct transfer of funds from another 403(b) plan or contract and we were informed at the time of your purchase the amount of your December 31, 1986 account balance (if any) you may postpone beginning lifetime required minimum distributions on these pre-1987 funds. Lifetime required minimum distributions on the pre-1987 account balance may be postponed to age 75 rather than having to start following the later of your reaching age 70-1/2 or retiring.


--------------------------------------------------------------------------------
For certificates subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
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HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the investment options. A market value adjustment will apply if withdrawals are taken from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE


If you are receiving Required Minimum Distribution payments from a TSA certificate you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA certificate directly into an existing EQUI-VEST(SM) NQ or ROTH IRA or an existing EQUI-VEST(SM) Express NQ or ROTH IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.



LOANS


If the plan permits, loans are available under a 403(b) plan or a governmental employer 457(b) EDC plan. Loans are available under the EQUI-VEST(SM) Strategies contract only if requested by the employer. Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to 403(b) plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA. We do not permit loans under any TSA or governmental employer EDC certificate when the required minimum distribution automatic withdrawal option has been elected.

Before we make a loan, you must properly complete and sign a loan request form. Generally, the approval of the employer, its delegate, or plan administrator must also be demonstrated. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office. In the case of certain TSA certificates subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. In the case of governmental employer EDC certificates, the loan must be approved by your employer, plan trustee, or the plan administrator as authorized under the governmental employer plan. Please see the loan provisions stated in the certificate, read the terms and conditions in the loan request form carefully and consult with a tax adviser before taking a loan. Also, see Appendix IV later in this prospectus for any state restrictions you may be subject to if you take a loan.



We permit only one loan to be outstanding at any time.


LOAN RESERVE ACCOUNT. When you take a loan, we will transfer to a "loan reserve account", an amount equal to the sum of (a) and (b), where (a) is the loan amount (which will earn interest at the "loan reserve account rate" while your loan is outstanding), and (b) is 10% of the loan amount (which will earn interest at the guaranteed interest rate while your loan is outstanding). We will credit interest to the amount in the loan reserve account at a rate that is 2% lower than the loan interest rate that applies for the time your loan is outstanding. This excess of the interest rate that we charge is also referred to as the "net loan interest charge." See the "Fee Table" for more information.


A loan will not be treated as a taxable distribution unless:

o it exceeds limits of federal income tax rules; or

o interest and principal are not paid when due; or

o in some instances, service with the employer terminates.

The tax consequences of failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

Loans are discussed further in "Tax information" later in this prospectus.


33  Accessing your money

TERMINATION OF PARTICIPATION

Your participation under the EQUI-VEST(SM) Strategies contract may be terminated by us and your account value paid to your employer if:

(1) your account value is less than $500 and we have not received contributions on your behalf for a period of three years;

(2) you request a partial withdrawal that reduces your account value to an amount of less than $500;

(3) we have not received any contributions on your behalf within 120 days from your participation date; or

(4) the plan is no longer qualified under the Code and the EQUI- VEST(SM) Strategies contract is terminated by us.

We will deduct the amount of any outstanding loan balance and any applicable withdrawal charge from the account value when we terminate your certificate.

The employer and, under certain circumstances, we may discontinue contributions under the EQUI-VEST(SM) Strategies contract. Such discontinuance means that the employer will not permit any further salary deferral or employer contributions to be made under the contract. All other provisions of the contract remain in effect.

The employer may terminate the contract by (i) transferring all the assets to another contract or (ii) withdrawing the forfeiture account and directing us to deal directly with the participants.


TEXAS ORP PARTICIPANTS

For participants in a Texas Optional Retirement Program, Texas law permits withdrawals only after one of the following distributable events occur:

o   turning age 70-1/2; or

o   death; or

o   retirement; or

o termination of employment in all Texas public institutions of higher education.

To make a withdrawal, a properly completed written acknowledgment must be received from the employer. If a distributable event occurs prior to your being vested, any amounts provided by an employer's first-year matching contribution will be refunded to the employer. We may change these provisions without your consent, but only to the extent necessary to maintain compliance with any law that applies.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon certificate termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,


(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST(SM) Strategies offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the different forms of annuity payout options listed below. Restrictions may apply, depending on the type of contract or your age at certificate issue.


ANNUITY PAYOUT OPTIONS

--------------------------------------------------------------------------------
Fixed annuity payout options
                                   o Life annuity

                                   o Life annuity with period
                                     certain

                                   o Life annuity with refund
                                     certain

                                   o Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity payout
 options (as described in a        o Life annuity
 separate prospectus for this
 option)                           o Life annuity with period
                                     certain
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no continuation of benefits following your death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as you are living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of your life. If you die before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond your life expectancy or the joint life expectancy of you and the designated beneficiary.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of your life. If you die before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed your life expectancy. This option does not


                                                        Accessing your money  34
   guarantee payments for the rest of your life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of your life and, after your death, payments continue to the survivor. Generally, unless you elect otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married participants under certain TSAs. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTION

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your certificate or on our then current annuity rates, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The EQUI-VEST(SM) Strategies contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options and whether the actual rate of investment return is higher or lower than an assumed base rate.

We may offer other payout options not outlined here. Your financial professional can provide details.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the annuity payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges. The amount applied to provide an annuity payout option will reflect the application of a withdrawal charge (except in those limited circumstances set forth in "Withdrawal charge," under "Charges and Expenses" later in this prospectus. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment. See "Market value adjustment" under "Contract features and benefits" earlier in this prospectus.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your certificate before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. You must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the participation date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your certificate's maturity date. Your certificate's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the participation date anniversary that follows your 85th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made, other than transfers among the variable investment options if a variable annuity is selected.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. In general, the longer the period over which we expect to make payments, the lower will be your payment for each year.


The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, your age (or your and the designated beneficiary's ages);

(4) in the case of a period certain annuity, the period selected; and

(5) the frequency of the payments.


If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.



35  Accessing your money

5. Charges and expenses

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CHARGES UNDER THE CONTRACTS

CHARGE AGAINST THE SEPARATE ACCOUNT

We deduct this charge against the assets in the separate account to compensate us for mortality and expense risks, as well as administrative and financial accounting expenses under the contract. The charge is deducted daily at an annual rate that can vary by group and by variable investment option between 0.25% to 1.20% of daily net assets attributable to all certificates under the group contract. Contracts will generally have a charge of 1.20%, 0.90%, 0.70%, 0.50% or 0.25%.

Charges may be based on:

o the factors on which the mortality and expense risks charge and administration charges are based, including the size and type of the group;

o the plan provisions which may provide, among other things, the level of contributions including employer contributions and the frequency of benefit payments;

o   whether we will be the sole contract provider;

o   the level of services provided by your financial professional; and

o   our sales-related expenses.


The mortality risk we assume is the risk that participants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the certificate. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. A participant's certificate will set forth the applicable separate account charge.


We will determine the separate account charge pursuant to our established actuarial procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(SM) Strategies contracts.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each participation year. We deduct the charge if your account value on the last business day of the participation year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. The charge is equal to $30 or, if less, 2% of your account value plus any amounts previously withdrawn during the participation year. We reserve the right to increase this charge to a maximum of $65. For particular groups, the charge may be waived or reduced for account values of less than $25,000 or the charge may also be waived entirely.

We will deduct a pro rata portion of the charge if you surrender your certificate, elect an annuity payout option or you die during the participation year.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

Differences in this charge are due to variations in group characteristics including the total amount of plan assets. The charge is designed primarily to defray administrative expenses in connection with the issuing and daily administration of the contracts. We will determine the applicability of this charge pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(SM) Strategies contracts.

CHARGE FOR THIRD-PARTY TRANSFER OR ROLLOVER

We may deduct a charge for third-party transfers. A third party transfer is where you ask us to directly transfer or roll over funds from your certificate to a permissible funding vehicle offered by another provider. The charge is currently $25 ($65 maximum) per occurrence per participant. This charge will also be imposed on each third-party transfer out of the contract's forfeiture account into another permissible funding vehicle. This charge does not apply to reallocations from the forfeiture account to participant certificates under the contract. Transfers are subject to any required employer approval.

CHARGE FOR ENHANCED DEATH BENEFIT


If you elect the enhanced death benefit we deduct a charge annually from your account value on each anniversary of your participation date. The charge is equal to 0.15% of your account value.


The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

If your account value is insufficient to pay this charge, your certificate will terminate without value and you will lose any applicable guaranteed benefits.

WITHDRAWAL CHARGE

A withdrawal charge of up to 6% may apply for up to the first 10 participation years, as set forth in the contract and participation certificate. Differences in the period for which and circumstances under which this charge applies are due to the total amount of plan assets under the contract, the frequency of the possible benefit payments as provided by the terms of the plan, other charges and fees under the contract and the compensation paid in connection with the


                                                        Charges and expenses  36
sale of the contract. The period of and circumstances under which the withdrawal charge applies will be determined pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(SM) Strategies contracts.


As noted above, the withdrawal charge may vary from group to group. In general, the withdrawal charge schedule is one of three options selected by the group. Under some group contracts, the withdrawal charge is equal to 6% of the amount withdrawn (or the defaulted loan amount, if applicable) from the participant's account value during the first five participation years, 5% of the amount withdrawn during the 6th participation year, 4% of the amount withdrawn during the 7th participation year, 3% of the amount withdrawn during the 8th participation year, 2% of the amount withdrawn during the 9th participation year, and 1% of the amount withdrawn during the 10th participation year.

Under some group contracts, the withdrawal charge is equal to 6% of the amount withdrawn (or the defaulted loan amount, if applicable) from the participant's account value during the first four participation years and 5% of the amount withdrawn during the 5th participation year. Under this schedule, there is no withdrawal charge in the 6th and later participation years.


Under some group contracts, there is no withdrawal charge.

The withdrawal charge percentages may be different for certain group contracts, including group contracts issued to certain schools in Texas and other states.

If your group contract is subject to a withdrawal charge, it will not apply under the circumstances described as follows:

o each participation year you can withdraw up to 10% of your account value without paying a withdrawal charge (10% free withdrawal amount). The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the participation year; or

o   after five participation years and you are at least age 59-1/2; or

o you request a refund of an excess contribution within one month of the date on which the contribution is made; or

o   you die and the death benefit is made available to the beneficiary; or

o after five participation years if you are at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond your age 59-1/2 and allows no prepayment; or

o after three participation years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years, and allows no prepayment; or

o the amount withdrawn is applied to the election of a life contingent annuity payout option; or

o the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of your life expectancy, that allows no prepayment; or

o   you have reached age 55 and have separated from service.

In addition, particular groups may receive one or more of the following waivers:

(1) You sever from employment with your employer.

(2) The withdrawal is made to satisfy minimum distribution require ments.

(3) You elect a withdrawal that qualifies as a hardship or unforesee able emergency withdrawal under the Code.

(4) You have qualified to receive Social Security disability benefits as certified by the Social Security Administration or you are totally disabled. Total disability is your incapacity, resulting from injury or disease, to engage in any occupation for remuneration or profit. Such total disability must be certified as having been continuous for a period of at least six months prior to notice of claim and you must continue to be deemed totally disabled.

    Written notice of claim must be given to us during your lifetime and during the period of total disability prior to each withdrawal. Along with the Notice of Claim, you must submit acceptable proof of disability. Such proof of disability must be either (a) evidence of Social Security disability determination or (b) a statement from an independent U.S. licensed physician stating that you meet the definition of total disability as stated above. Such certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possible to give proof within such time. Such proof must be furnished as soon as reasonably possible and in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.

(5) We receive proof satisfactory to us that your life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician).

(6) You are confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

    -- its main function is to provide skilled, intermediate, or custo dial nursing care;

    -- it provides continuous room and board to three or more per sons;

    -- it is supervised by a registered nurse or licensed practical nurse;

    -- it keeps daily medical records of each patient;

    -- it controls and records all medications dispensed; and

    -- its primary service is other than to provide housing for resi dents.


37  Charges and expenses

(7) The employer elects to move the plan assets to a different funding vehicle after five contract years.

(8) The withdrawal is made to provide any annuity benefits that we offer as requested by your employer.

The withdrawal charge will apply if the condition as described in items 4 through 6 above existed at the time participation under the contract began or if the condition began within the 12 month period following such participation.


See Appendix IV, later in this prospectus for information on state availability and variations with respect to this charge.

In instances where a withdrawal charge applies, other than where your participation under the contract is terminated, in order to give you the exact dollar amount of the withdrawal requested, we deduct the amount of the withdrawal and the amount of the withdrawal charges from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the amount of the withdrawal and the withdrawal charge pro rata from the variable investment options and from the guaranteed interest option. If these amounts are insufficient we will make up the required amounts from the fixed maturity options to the extent you have values in those options. If we make up the required amounts from the fixed maturity options, a market value adjustment will apply. In the case where you terminate participation under the contract, we will pay your account value after the withdrawal charge has been imposed (cash value).


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o   Management fees ranging from 0.10% to 1.20%.


o   12b-1 fees of 0.25% for Class IB/B shares.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o   Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.



VARIATIONS IN CHARGES

For certain groups offered the EQUI-VEST(SM) Strategies contract, we may reduce the withdrawal charges and/or separate account charges. We may also reduce or waive the annual administrative charge. We may make other changes to the EQUI-VEST(SM) Strategies contract, including a change in the standard death benefit or the minimum initial contribution requirements; permitting additional circumstances under which the withdrawal charge is waived; and/or establishing different rates to maturity for the fixed maturity options.

Our costs for sales, administration and mortality may vary based on a number of factors, including the size and type of group or sponsoring organization; the level of services provided by us or your financial professional; if we will be the sole contract provider; and the compensation we expect to pay the financial professional in connection with the sale of the contract(s). We take all these factors into account when reducing charges.

In order for a group to be considered for reduced charges, it generally must meet certain requirements relative to existing and projected plan assets. We determine the applicable charge reductions and benefit adjustments according to our procedures in effect at the time we approve a group. We may change our pricing procedures from time to time or the required level of assets a group must have to be eligible for reduced charges.

From time to time, an employer group has an existing arrangement with us, under which plan participants have individual contracts, and subsequently the employer purchases a group contract from us for new contributions and new participants only. Under these circumstances, we may make charge reductions or benefit adjustments under the existing individual contracts in order to reflect the same features, benefits and reduced costs as the group contract. We may also make charge reductions or benefit adjustments under existing individual contracts when an employer qualifies for a group contract but is unable to hold a group contract. Our pricing procedures for new groups may vary from the procedures we use for existing groups.

For both new and established groups or sponsored arrangements that have formally requested a contract proposal from us, our prices may be negotiable. Price variations may impact the financial professional's compensation. An employer or plan administrator should ask about possible fee reductions or contract adjustments based on its situation. It would be in your best interest for your employer to formally request a contract proposal from us.

Any variation in charges, pricing or benefits will reflect differences in our costs of selling the contracts and/or the contract services we or your financial services professional provide and will not be unfairly discriminatory.


                                                        Charges and expenses  38

Groups may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


39  Charges and expenses

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your certificate. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


EFFECT OF YOUR DEATH

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary.


HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of your death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

Single sum payments generally are paid through the AXA Equitable Access Account, an interest bearing account with check writing privileges. The AXA Equitable Access Account is part of AXA Equitable's general account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.


BENEFICIARY CONTINUATION OPTION


Upon your death, your beneficiary may generally elect to keep the certificate in your name and receive distributions under the certificate instead of receiving the death benefit in a single sum. This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your certificate.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. If you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the beneficiary continuation option:


o The certificate continues with your name on it for the benefit of your beneficiary.


o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options, but no additional contributions will be permitted.

o   Loans will no longer be available.

o The standard death benefit and the enhanced death benefit provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in your certificate.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the certificate in a lump sum.

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


                                                    Payment of death benefit  40

7.  Tax information

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TAX INFORMATION AND ERISA MATTERS


OVERVIEW

This section of the prospectus discusses the current federal income tax rules that generally apply to annuity contracts which may be used to fund certain employer-sponsored retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict, what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular employer's plan or contract may vary depending on the facts applicable to that employer. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. Employers should not rely only on this document, but should consult their tax adviser before choosing EQUI-VEST(SM) Strategies.



CHOOSING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for 403(b) plans: a 403(b) TSA annuity contract such as an EQUI-VEST(SM) Strategies TSA or a 403(b)(7) custodial account. An EDC plan may be funded by specified annuity contracts, custodial accounts or trustee arrangements. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement below. Employers should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, employers should consider the annuity's features and benefits, such as EQUI-VEST(SM) Strategies standard death benefit, enhanced death benefit, selection of variable investment options, provision of a guaranteed interest option and fixed maturity options and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. Employers should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include, but are not limited to, enhanced death benefits. Employers should consider the potential implication of these Regulations before choosing this annuity contract.



SPECIAL RULES FOR TAX-FAVORED
RETIREMENT PROGRAMS

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.

Federal income tax rules prescribe how a retirement plan qualifies for tax-favored status and set requirements for plan features, including:

o   participation and coverage;

o   nondiscrimination;

o   vesting and funding;

o   limits on contributions, distributions, and benefits;

o   withholding;

o   reporting and disclosure; and

o   penalties.

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State income tax rules covering contributions to and distributions from employer-sponsored retirement programs may differ from federal income tax rules. It is the responsibility of the employer, plan trustee and plan administrator to satisfy federal income tax, state income tax and other state rules and ERISA rules.
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ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS



You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) plan or governmental employer 457(b) EDC plan as well as contributions you make to other eligible retirement plans or to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($53,000, after cost of living adjustment for 2008). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of



41  Tax information
you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make contribution including extensions


TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)


GENERAL

This section of the Prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".

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The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which become fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.
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FINAL REGULATIONS UNDER SECTION 403(B)


The IRS and the Treasury Department published final Treasury Regulations under
Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules become fully effective on January 1, 2009, but various transition rules apply beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for Section 403(b) plans. As of January 1, 2009, employers sponsoring 403(b) plans must have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms. As part of this process, the sponsoring employer must also designate the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations.

If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(SM) TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.



GENERAL; SPECIAL EMPLOYER RULES


An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.


Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.


CONTRIBUTIONS TO TSAS

There are three ways you can make contributions to this EQUI-VEST(SM) Strategies TSA contract:

o   annual contributions made through the employer's payroll; or


o with employer or plan approval, a rollover from another eligible retirement plan; or

o with employer or plan approval, a plan-to-plan direct transfer of assets or a contract exchange under the same plan.

ANNUAL CONTRIBUTIONS MADE THROUGH THE EMPLOYER'S PAYROLL. Annual contributions to 403(b) TSA contracts made through the employer's payroll are limited. (Tax-free plan to plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction contributions" or "elective deferral contributions" and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through non-elective employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as "designated Roth contributions" under Section 402A of the Code, which are made on an after-tax basis.


Some employer contributions may be subject to vesting under the employer's plan.


The annual limit on employer and employee contributions on behalf of an employee to defined contribution plans of an employer for 2008 is



                                                             Tax information  42
the lesser of $46,000 (after adjustment for cost of living changes) or 100% of compensation. When figuring out the contribution limit you have to:


o include reallocated forfeitures and voluntary nondeductible employee contributions;


o include compensation from the employer in the form of elective deferrals and excludible contributions under Section 457(b) EDC plans and "cafeteria" plans. These are plans giving employees a choice between cash and deferred benefits or specified excludible health and welfare benefits; and

o disregard compensation or earned income of more than a specified amount. This amount is $230,000 for 2008. This amount may be further adjusted for cost of living changes in future years.

"Salary reduction" or "elective deferral" contributions made under a 403(b) plan or other cash or deferred arrangement are limited to $15,500 for 2008, and may be further adjusted for cost of living changes in future years. This limit applies to the total of all elective deferrals under all tax-favored plans in which the individual participates, from all employers, for example, also including salary reduction contributions under 401(k) plans. If the plan permits, an individual who is at least age 50 at any time during 2008 can make up to $5,000 additional salary reduction contributions for 2008.

Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years.

If contributions to a 403(b) TSA contract exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail 403(b) rules.

ROLLOVER CONTRIBUTIONS. After a TSA contract has been established with 403(b) plan source funds, federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

o termination of employment with the employer who provided the funds for the plan; or

o   reaching age 59-1/2 even if still employed; or

o   disability (special federal income tax definition).

If the source of the rollover contribution is pre-tax funds from a traditional IRA, no specific event is required.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax-qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.


If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM CERTAIN ELIGIBLE RETIREMENT PLANS


NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) EDC plan) may be directly rolled over to a 403(b) TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. Non-Roth after-tax contributions in a traditional IRA cannot be rolled over from the traditional IRA into a TSA.

DESIGNATED ROTH CONTRIBUTIONS. If the after-tax contributions are in a "designated Roth account" under a 403(b) plan or a 401(k) plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth account" under a 403(b) plan or a 401(k) plan. They cannot be rolled over to a non-Roth after-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 403(b) plan or a 401(k) plan.

We are not currently accepting rollovers of designated Roth account funds from another 403(b) plan or 401(k) plan into an EQUI-VEST(SM) Strategies TSA contract.

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient



43  Tax information

403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as described above.

TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.


We currently do not accept direct transfers of designated Roth account funds under another 403(b) arrangement.



SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE 70-1/2. The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.


DISTRIBUTIONS FROM TSAS



GENERAL

Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan. Similar rules apply to loan and withdrawal requests for qualified plans.

WITHDRAWAL RESTRICTIONS. You generally are not able to withdraw or take payment from your TSA contract unless you reach age 59-1/2, die, become disabled (special federal income tax definition), sever employment with the employer which provided the funds for the TSA contract, or suffer financial hardship (special federal income tax definition). Hardship withdrawals are limited to the amount of your salary reduction contributions without earnings and must be approved by the employer or the plan. The plan may also impose withdrawal restrictions on employer contributions and related earnings.

These restrictions do not apply to the amount directly transferred to your TSA certificate that represents your December 31, 1988, account balance attributable to a 403(b) annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts directly transferred to your TSA certificate.

If any portion of the funds directly transferred to your TSA certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. Account values attributable to employer contributions properly reported to us at the time of transfer will not be subject to restriction, unless required by the employer's plan.

Withdrawals from TSA contracts with designated Roth contribution funds are subject to these restrictions on distributions from TSA contracts.


If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

TAX TREATMENT OF DISTRIBUTIONS FROM TSAS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed.


Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions unless an exception applies. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer qualified plans, 403(b) plans and 457(b) plans.) Amounts distributed from TSAs are includable in gross income



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as ordinary income, not capital gain. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, both non-Roth and designated Roth, you will have a tax basis in your TSA certificate, which will be recovered tax-free. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA certificate, we assume that all amounts distributed from your TSA certificate are pre-tax, and we withhold tax and report accordingly.

DESIGNATED ROTH CONTRIBUTION ACCOUNT. Section 402A of the Code provides that a qualified distribution from a designated Roth account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59-1/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated Roth contribution account could be made is 2011. Therefore, earnings attributable to a distribution from a designated Roth account may be includible in income.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. This treatment is the same for non-qualified distributions from a designated Roth account under a 403(b) plan.


ANNUITY PAYMENTS. If you elect an annuity payout option, the nontaxable portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse may also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover, beginning in 2008. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

LOANS FROM TSAS. The following discussion also applies to loans under governmental employer 457(b) EDC plans. See "Public employee deferred compensation plans (EDC Plans)" later in this prospectus.

If the plan permits, loans are available from a 403(b) plan. Loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax requirements apply even if the plan is not subject to ERISA. Please see Appendix IV later in this prospectus for any state restrictions you may be subject to if you take a loan.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:


Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.

We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.


o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer 457(b) EDC plans and 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(SM) Strategies TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS. If withdrawal restrictions discussed earlier do not apply, you may roll over any "eligible rollover


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distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent rolled over, it remains tax-deferred.


You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) EDC plan, a traditional IRA or a TSA. A spousal beneficiary may also roll over death benefits to any of these. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Effective beginning in 2008, distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. Rollovers are subject to the Roth IRA conversion rules, which restrict conversions of traditional IRAs to Roth IRAs to taxpayers with adjusted gross income of no more than $100,000, whether single or married filing jointly.

The recipient plan must agree to take the distribution. If you are rolling over from a 403(b) plan to a governmental employer 457(b) EDC plan, the recipient governmental employer 457(b) EDC plan must agree to separately account for the rolled-over funds.


The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals and (3) any required minimum distributions under federal income tax rules.

NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a TSA only may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any after-tax contributions you have made to a TSA to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. After-tax contributions from a TSA which are rolled into a traditional IRA cannot be rolled back into a qualified plan or TSA. After-tax contributions may not be rolled into a governmental employer EDC plan.


ROTH AFTER-TAX CONTRIBUTIONS. Amounts attributable to "designated Roth contributions" under a 403(b) plan may only be rolled over to a designated Roth account under another 403(b) plan or a 401(k) plan or to a Roth IRA. They cannot be rolled over to a non-Roth after-tax contribution account under a 403(b) plan or 401(k) plan.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. You should discuss with your tax adviser the rules which may apply to the rolled over funds. For example, distributions from a governmental employer 457(b) EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) EDC plan (qualified plan, 403(b) plan or traditional IRA) into a governmental employer 457(b) EDC plan, and you later take a distribution from the recipient government employer 457(b) EDC plan, those amounts generally remain subject to the penalty.


You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan, as the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.



Direct 403(b) plan-to-plan transfers or contract exchanges under the same 403(b) plan, transfers of a 403(b) plan from one TSA to another are not distributions.


If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a traditional IRA to be established on your behalf.


DISTRIBUTION REQUIREMENTS

TSAs are subject to required minimum distribution rules. See "Required minimum distributions" later in this prospectus.


SPOUSAL CONSENT RULES

If ERISA rules apply to your TSA you will need to get spousal consent for loans, withdrawals or other distributions if you are married when you request a withdrawal type transaction under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the participant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the participant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer's plan and the contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or


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o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


PUBLIC EMPLOYEE DEFERRED COMPENSATION PLANS (EDC PLANS)

SPECIAL EMPLOYER AND OWNERSHIP RULES. Employers eligible to maintain EDC plans under Section 457(b) of the Code include governmental entities such as states, municipalities and state agencies (governmental employer). Since EQUI-VEST(SM) Strategies(SM) is open only to governmental employer EDC plans no rules applicable to tax-exempt employees are discussed.

An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer's contributions to purchase the EDC contracts or any earnings until they actually receive funds from a governmental employer EDC plan. The plan's assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.


CONTRIBUTION LIMITS. The maximum contribution for 2008 is the lesser of $15,500 or 100% of includible compensation.

Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan. If the plan provides for catch-up contributions for any of the 3 years of service preceding the plan retirement age, the maximum contribution for an individual eligible to make such catch-up contributions is twice the otherwise applicable dollar limit, or $31,000 for 2008.

If the plan permits, an individual at least age 50 at any time during 2008 may be able to make up to $5,000 additional salary reduction contributions. An individual must coordinate this "age 50" catch-up with the other "last 3 years of service" catch up.

ROLLOVER CONTRIBUTIONS. Eligible rollover distributions of pre-tax funds from 403(b) plans, 401(a) qualified plans, other governmental employer EDC plans and traditional IRAs may be rolled over into other such plans. The recipient plan must agree to take the distribution. If the source of the eligible rollover distribution is not a governmental employer EDC plan and the recipient plan is a governmental employer EDC plan, the recipient governmental employer EDC plan must agree to separately account for the rolled-over funds.


Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer EDC plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.


WITHDRAWAL LIMITS. In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70-1/2, severs from employment with the employer or is faced with an unforeseeable emergency. Small amounts (up to $5,000) may be taken out by the plan participant or forced out by the plan under certain circumstances, even though the plan participant may still be working and amounts would not otherwise be made available. Such a mandatory forced-out distribution is an eligible rollover distribution. Treasury Regulations require a direct rollover to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution. For funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan, because the funds are accounted for separately.


DISTRIBUTION REQUIREMENTS. EDC plans are subject to minimum distribution rules similar to those that apply to TSAs. See "Required minimum distributions" later in this prospectus. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains age 70-1/2 or retires from service with the employer maintaining the EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator's responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received.

TAX TREATMENT OF DISTRIBUTIONS. The taxation of distributions from a governmental employer EDC plan is generally the same as the tax treatment of distributions from TSAs discussed earlier in this prospectus. That is, amounts are generally not subject to tax until actually distributed and amounts may be subject to 20% federal income tax withholding. See "Federal and State income tax withholding and information reporting" later in this prospectus. However, distributions from a governmental employer EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions.

TAX-DEFERRED ROLLOVERS. A participant in a governmental employer EDC plan, or in certain cases, a beneficiary, may be able to roll over an eligible rollover distribution from the plan to a traditional IRA, quali-


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fied plan or 403(b) plan, as well as to another governmental employer EDC plan. The recipient plan must agree to take the distribution.

If you roll over funds from a governmental employer EDC plan into a different type of eligible retirement plan (qualified plan, 403(b) plan, or traditional
IRA), any subsequent distributions may be subject to the 10% federal income tax penalty noted above. Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You may roll over a distribution from a governmental employer 457(b) plan to any of the following: a 403(b) plan funding vehicle, a qualified plan, another governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Effective beginning in 2008, distributions from a governmental employer 457(b) plan can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. Rollovers are subject to the Roth IRA conversion rules, which restrict conversions of traditional IRAs to Roth IRAs to taxpayers with adjusted gross income of no more than $100,000, whether single or married filing jointly.


LOANS. Same as for TSAs. (See "Loans from TSAs" under "Distributions from TSAs" earlier in this prospectus.)


BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS

If you are a participant in a 403(b) plan or a governmental employer EDC plan, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored retirement plans and arrangements by a specified date. The beginning date depends on the type of plan or arrangement, and your age and retirement status. The distribution requirements are designed to use up your interest in the plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.


Distributions must be made according to rules in the Code and Treasury Regulations and the terms of the plan. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from annuity contracts funding tax qualified retirement plans, including 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include enhanced death benefits. If you take annual withdrawals instead of receiving annuity payments, this could increase the amount required to be distributed from these contracts.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS -- WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION


Generally, 403(b) plan and 457(b) EDC plan participants must take the first required minimum distribution for the calendar year in which the participant turns age 70-1/2. However, 403(b) plan and 457(b) EDC plan participants may be able to delay the start of required minimum distributions for all or part of the account balance until after age 70-1/2, as follows:

o For 403(b) plan and 457(b) EDC plan participants who have not retired from service with the employer who provided the funds for this TSA or EDC contract by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement.

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70-1/2.


The first required minimum distribution is for the calendar year in which you turn age 70-1/2, or the year you retire, if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you turn 70-1/2 or retire or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2 or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.


HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an "account-based" method, you divide the value of your TSA account or EDC account as of December 31st of the past calendar year by a number corresponding to your age from an IRS table to give you the required minimum distribution amount for that particular plan or arrangement for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may be able to later apply your funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.


ANNUITY-BASED METHOD. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a desig-


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nated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR RETIREMENT PLANS?


No, if you want, you can choose a different method for each of your retirement plans. For example, you can choose an annuity payout from your TSA certificate, a different annuity payout from a qualified plan, and an account-based annual withdrawal from an IRA.



WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR CERTIFICATE BASED ON THE METHOD YOU CHOOSE?

We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our required minimum distribution (RMD) automatic withdrawal option. Otherwise, you will be responsible each year for asking us to pay the required minimum distribution withdrawal to you.


The IRS will let you calculate the required minimum distribution for each TSA that you maintain, using the method that you picked for that particular 403(b) funding vehicle. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall 403(b) plan required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more TSA contracts or custodial accounts that you own.



WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR?

The required minimum distribution amount for each of your plans and arrangements is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans or TSAs to the amounts you have to take from your traditional IRAs and vice-versa.


WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your plan or arrangement could be disqualified, and you could have to pay tax on the entire value. Even if your plan or arrangement is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age-group which must take lifetime required minimum distributions. If this is a TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another TSA contract or custodial account that you own. Note that in the case of an EDC plan the distribution must be taken annually from the EDC contract.


WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary, depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's or the participant's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required for a year before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2. Rollovers to another eligible retirement plan, including a traditional IRA, may be available to a surviving spouse death beneficiary.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual such as the estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments and the death beneficiary is a non-individual such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.


ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:


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o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for ensuring that any loan meets applicable DOL requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not AXA Equitable, to properly administer any loan made to plan participants.

o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term consistent with EQUI-VEST(SM) Strategies processing and all other terms and conditions of the loan.

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan participants, former participants (or death beneficiaries of participants) who still have account balances under the plan, and alternate payees on a reasonably equivalent basis.

o Plans subject to ERISA provide that the participant's spouse must consent in writing to the loan.

CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST(SM) Strategies TSA contracts provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

We might have to withhold and/or report on amounts we pay under a free look or cancellation.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $18,720 in periodic annuity payments in 2008 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)


For a non-periodic distribution (total surrender or partial withdrawal), and any distribution from a TSA or governmental employer 457(b) EDC plan which is not an eligible rollover distribution we generally withhold at a flat 10% rate.



You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA or governmental employer EDC plan. If a


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non-periodic distribution from a TSA or governmental employer EDC plan is not an "eligible rollover distribution" then the 10% withholding rate applies.



MANDATORY WITHHOLDING FROM TSA, GOVERNMENTAL EMPLOYER EDC AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from governmental employer 457(b) EDC plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from governmental employer 457(b) EDC plan distributions. An eligible rollover distribution from one of these eligible retirement plans can be rolled over to another one of these eligible retirement plans or a traditional IRA. All distributions from a TSA, governmental employer 457(b) EDC plan or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies of the plan participant (and designated beneficiary); or


o substantially equal periodic payments made for a specified period of 10 years or more; or


o   hardship withdrawals; or


o   corrective distributions which fit specified technical tax rules; or


o   loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant current spouse or former spouse.

A death benefit payment to the plan participant surviving spouse, or a qualified domestic relations order distribution to the plan participant current or former spouse, may be a distribution subject to mandatory 20% withholding.



IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


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ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts and certificates is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.


Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A invests solely in Class IA/A or Class IB/B shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5) to deregister Separate Account A under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change the contract and your certificate in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract and your certificate must be in writing and made by our authorized officer. We will provide notice of any contract and certificate changes.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan relating to its Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained through TOPS or EQAccess or from your financial professional.


The rates to maturity for new allocations as of February 15, 2008 and the related price per $100 of maturity value were as shown below:




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  Fixed Maturity Options
 with June 15th Maturity    Rate to Maturity as of      Price Per $100 of
  Date of Maturity Year       February 15, 2008         Maturity Value
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          2008                     3.00% **                  $ 99.02
          2009                     3.00% **                  $ 96.14
          2010                     3.00% **                  $ 93.34
          2011                     3.00% **                  $ 90.62
          2012                     3.00% **                  $ 87.98
          2013                     3.20%                     $ 84.53
          2014                     3.65%                     $ 79.69
          2015*                    4.05%                     $ 74.74
          2016*                    4.25%                     $ 70.68
          2017*                    4.45%                     $ 66.60
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*   Not available in Oregon

** Since these rates to maturity are 3%, no amounts could have been allocated to these options.




HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

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Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
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If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix II later in this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and the fixed maturity options as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The interests under the contract in the general account are issued by AXA Equitable. Interests in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to


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certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


DATES AND PRICES AT WHICH CERTIFICATE EVENTS
OCCUR

We describe below the general rules for when, and at what prices, events under your certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.



BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day:
         - after 4:00 PM, ET on a business day; or
         - after an early close of regular trading on the NYSE on a business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.


CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:


o   the election of trustees;


o   the formal approval of independent auditors selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give participants the opportunity to instruct us how to vote the number of shares attributable to their certificates if a shareholder vote is taken. If we do not receive instructions in time from all participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our participants arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our participants, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require participant approval, participants will be entitled to one vote for each unit they have in the variable investment options. Each participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We


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will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by participants.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a participant's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the certificates, or the distribution of the certificates.


FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing our processing office or calling 1-800-628-6673.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

The owner may not assign a contract or certificate for any purpose.

You cannot assign a certificate as security for a loan or other obligation. Loans from account value, however, are permitted unless restricted by the employer.


FUNDING CHANGES

The employer or trustee can change the funding vehicle for the plan.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 16.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.70% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 12.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 0.35% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(SM) Strategies on a company and/or product list; sales personnel training; product training;



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business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount.

The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.


The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.


In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.


In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



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9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2007 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference. AXA Equitable intends to send owners account statements and other such legally-required reports. AXA Equitable does not anticipate such reports will include periodic financial statements or information concerning AXA Equitable.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Please see the Registration Statement for additional information concerning the Market Value Adjustment.


The Annual Report includes the audited consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (the "AXA Equitable Financial Statements"). The AXA Equitable Financial Statements are included in the Annual Report and incorporated by reference into this prospectus in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm. The AXA Equitable Financial Statements are also included in the Annual Report and incorporated by reference into this prospectus in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firms as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.


Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation, will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).


57  Incorporation of certain documents by reference

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 1.20% and 0.50%. The unit values and number of units outstanding for contracts offered under Separate Account A with daily asset charges of 0.90% and 0.70% are available in the Statement of Additional Information. To request a copy of the Statement of Additional Information, please contact our Processing Office. At the date of this Prospectus, unit values and number of units outstanding for contracts offered under Separate Account A with an asset based charge of 0.25% did not exist. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.



THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.

-------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                                               1998         1999
-------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 116.42
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           36
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 97.91     $ 115.06
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            7
-------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               2000        2001        2002
-----------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  93.88    $  70.52    $  47.97
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            350         438         383
-----------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
-----------------------------------------------------------------------------------------------------------------------------
 Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  94.71    $  80.81
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          71         173
-----------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 127.11    $ 132.52    $ 109.12
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             41         119         183
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2003         2004         2005
-------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.19     $ 120.60     $ 128.76
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           12           32
-------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.19     $ 107.05     $ 108.35
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           31           42
-------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.18     $ 110.91     $ 113.14
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           21           44
-------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 165.24
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.00     $ 119.18     $ 125.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           50          122
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 171.66
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 140.78
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 130.98
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  58.38     $  62.52     $  70.99
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             362          311          281
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 149.02
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 174.78
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.78     $ 115.20     $ 120.01
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             235          340          396
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 141.44     $ 154.51     $ 157.16
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             219          284          294
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending
                                                                                                 December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007
-------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 149.99     $ 157.32
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              83          150
-------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.87     $ 119.03
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              55          100
-------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 121.57     $ 126.70
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              80          145
-------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 180.56     $ 190.05
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           27
-------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 142.10     $ 149.35
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             290          487
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 188.20     $ 192.89
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           17
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 143.80     $ 152.20
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 160.24     $ 177.32
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           16
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  69.76     $  78.56
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             249          223
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 153.26     $ 158.68
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 188.69     $ 218.08
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            3
-------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 143.93     $ 135.87
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             471           42
-------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 187.75     $ 187.68
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             276          266
-------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-1

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31,
2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY
ASSET CHARGE OF 1.20%.

-------------------------------------------------------------------------------------------------------------------
                                                                                  For the years ending December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                                           1998        1999
-------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      $ 107.64
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      $ 106.84
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --             1
-------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      $ 106.63
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --            --
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                                                2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 75.88
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          74
------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.26    $  87.02     $ 63.23
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           3
------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 54.11
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           5
------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.80    $ 108.22     $ 80.55
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9          31         130
------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.02    $  76.26     $ 57.25
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3          10          16
------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.02    $  85.57     $ 68.93
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9         106         195
------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 67.97
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          12
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                                               2003         2004         2005
------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  96.00     $ 115.37     $ 126.34
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             85          120          197
------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 107.01     $ 112.23
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            6           50
------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  79.94     $  81.81     $  87.90
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              4            6            8
------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  66.27     $  69.10     $  71.76
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             11           12           17
------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 104.65     $ 114.66     $ 120.15
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            142          147          147
------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 104.07
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           11
------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 164.80
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $  97.53
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  78.17     $  82.67     $  84.92
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             26           53           44
------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  97.80     $ 112.12     $ 117.83
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            301          399           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 105.14
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --            5
------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 113.27     $ 116.74
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            7           62
------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  89.06     $  99.97     $ 115.69
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             31           75           97
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending
                                                                                                 December 31,
------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007
------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 156.89     $ 170.79
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             231          237
------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 128.59     $ 131.73
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              67           72
------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  91.39     $ 101.24
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9           12
------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  76.14     $  79.35
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              27           43
------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.03     $ 133.60
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             143          370
------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.01     $ 112.76
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              27           45
------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  97.03
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            8
------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 187.87     $ 195.29
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           16
------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.66     $ 107.62
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14           37
------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  88.82     $  97.69
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              38           41
------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 129.84     $ 138.57
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             494          531
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.34     $ 105.20
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              22          149
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.27     $  97.73
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           10
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  95.25
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           69
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.57     $ 119.10
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              12           21
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 137.07     $ 148.00
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              80          128
------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 136.30     $ 155.16
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             121          116
------------------------------------------------------------------------------------------------------------------


I-2 Appendix I: Condensed financial information

-----------------------------------------------------------------------------------------------------------------
THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2007, ARE FOR
CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.
-----------------------------------------------------------------------------------------------------------------
                                                                                For the years ending December 31,
-----------------------------------------------------------------------------------------------------------------
                                                                                             1998        1999
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 EQ/International Growth
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.60    $  98.04
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           3
-----------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $ 104.53
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           2
-----------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.53    $ 177.65
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          36
-----------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  82.88    $  83.36
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           1
-----------------------------------------------------------------------------------------------------------------
 EQ/Money Market
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.68    $ 105.21
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          17
-----------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
-----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                                                2000        2001         2002
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 107.19
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           45
------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.43    $  95.23     $  76.16
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              17          32           35
------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.57    $  85.14     $  66.44
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              17          21           26
------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 142.46    $  92.82     $  60.23
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             288         316          265
------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $ 105.94     $  92.57
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           47
------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.60    $  88.97     $  74.98
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14         126          261
------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.19    $ 112.74     $ 112.77
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              57         125          107
------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2003         2004         2005
-------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 115.10
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            3
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.48     $ 112.60     $ 113.71
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              72           95          130
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  95.42     $ 104.53     $ 107.33
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              35           38           39
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  80.11     $  88.18     $  93.39
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31           32           31
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  76.94     $  85.62     $  92.23
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             250          232          215
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 106.44
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            6
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 100.09
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           20
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 106.09
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            3
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 105.72
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            2
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 111.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           14
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.93     $ 130.94     $ 143.22
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             133          180          241
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.72     $ 114.94     $ 126.42
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             291          333          377
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.05     $ 111.56     $ 113.12
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              83           75           68
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.69     $ 109.03
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            6
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                                 For the years
                                                                                                ending December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007
-------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 142.89     $ 164.04
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14           40
-------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.91     $ 119.09
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             144          159
-------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.65     $ 124.59
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              39           38
-------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.21     $ 106.95
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              28           26
-------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.21     $ 112.19
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             178          167
-------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.35     $ 104.42
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              41           49
-------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.69     $ 106.83
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              33           41
-------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.86     $ 125.59
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              10           13
-------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.71     $ 128.70
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5           10
-------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.96     $ 123.17
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              23           38
-------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 154.70     $ 174.30
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             295          326
-------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 140.50     $ 136.59
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             382          349
-------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.45     $ 132.18
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
-------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.29     $ 138.79
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5           11
-------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.15     $ 107.60
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               8           73
-------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.99     $ 115.91
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           17
-------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  95.27
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3
-------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-3

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2007, ARE FOR
CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.
-------------------------------------------------------------------------------------------------------------------
                                                                                  For the years ending December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                                                1998        1999
-------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 81.49     $ 157.61
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            5
-------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               2000        2001        2002
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $  81.65
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          18
--------------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 93.36     $ 87.48    $  81.32
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             42          44          54
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 106.88
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          83
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $  79.09
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          17
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $  78.18
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          17
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $  76.54
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          21
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                2003         2004        2005
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $  99.44
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          35
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $  99.89
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           3
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.68     $ 136.81    $ 140.93
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              59          104         133
--------------------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.26    $ 114.31
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2          26
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.27    $ 117.68
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          21
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $ 104.39
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           9
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 125.29     $ 153.09    $ 200.85
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              69           95         144
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $ 123.86
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           4
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $  91.83
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.55     $ 112.44    $ 113.04
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             100          106         121
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.13     $ 110.93    $ 117.23
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              32           49          57
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $ 123.10
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.76     $ 120.87    $ 137.87
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31           62          71
--------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  96.89     $ 104.99    $ 110.72
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31           33          31
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending
                                                                                                 December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007
-------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.04     $ 107.76
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           13
-------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.64     $ 108.63
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              56           73
-------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.60     $ 106.75
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              11           19
-------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 163.91     $ 158.96
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             167          193
-------------------------------------------------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.40     $ 114.84
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              30          152
-------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.73     $ 108.55
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           54
-------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 132.73     $ 132.66
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              46           65
-------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.54     $ 115.14
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              23           32
-------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 271.98     $ 381.60
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             181          196
-------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.70     $ 161.70
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              12           34
-------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  82.93
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          244
-------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  95.60     $ 105.47
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2
-------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.90     $ 121.67
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             111          108
-------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 121.77     $ 131.09
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              60           63
-------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 134.04     $ 136.92
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2
-------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 170.70     $ 189.61
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              89           88
-------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 124.24     $ 128.89
-------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              29           30
-------------------------------------------------------------------------------------------------------------------


I-4 Appendix I: Condensed financial information



THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED
UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.
-------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years ending
                                                                                                    December 31,
-------------------------------------------------------------------------------------------------------------------------
                                                                                             1998    1999    2000    2001
-------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               2002        2003        2004
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  67.96    $  87.71    $  92.44
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             32          53          65
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  79.20    $ 102.57    $ 115.96
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             32          39          51
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  62.08    $  86.02    $  94.96
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             43          94         125
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  73.80    $ 102.53    $ 116.68
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             36          66          91
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 114.62
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 112.91    $ 153.26    $ 177.32
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             27          54         102
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  56.71    $  88.33    $  91.63
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              9          31         130
-----------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               2005        2006         2007
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  98.17    $  97.10     $ 106.72
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             65          66           67
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 122.70    $ 144.66     $ 148.12
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             62          87           93
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 101.69    $ 110.13     $ 121.76
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            122         116          107
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 123.75    $ 140.28     $ 138.72
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             89          85           82
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 121.73    $ 132.55     $ 135.77
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             26          50           72
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 183.41    $ 210.41     $ 187.41
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            120         127          112
-----------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 100.73    $ 106.79     $ 124.72
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            128         124          126
-----------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 108.37     $ 114.81
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --            5
-----------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
-----------------------------------------------------------------------------------------------------------------------------
 Unit value                                                                                      --    $ 109.32     $ 115.96
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           2           15
-----------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 110.21     $ 116.92
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1            7
-----------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 110.99     $ 118.22
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --            5
-----------------------------------------------------------------------------------------------------------------------------



                                 Appendix I: Condensed financial information I-5

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER
SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.
------------------------------------------------------------------------------------------------------------------------------
                                                                                               For the years ending December
                                                                                                            31,
------------------------------------------------------------------------------------------------------------------------------
                                                                                            2002        2003          2004
------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 109.38     $ 121.67
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 102.37     $ 108.00
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 104.36     $ 111.89
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 108.19     $ 120.23
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 44.22     $  54.21     $  58.46
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 89.18     $ 114.24     $ 128.95
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 88.81     $ 115.93     $ 127.54
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 62.51     $  79.64     $  96.39
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 107.17
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 57.22     $  72.85     $  75.08
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 47.88     $  59.05     $  62.01
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005         2006         2007
-------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.82     $ 153.46     $ 162.11
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.08     $ 116.51     $ 122.65
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 114.94     $ 124.39     $ 130.56
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 103.11     $ 109.30
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.61     $ 145.39     $ 153.90
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.17     $ 107.52
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            2
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 100.44     $ 107.06
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 105.97     $ 118.10
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  66.85     $  66.16     $  75.03
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 100.81     $ 105.12
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 103.84     $ 120.87
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 135.28     $ 163.40     $ 155.34
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.65     $ 157.18     $ 158.23
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.30     $ 132.94     $ 145.75
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.20     $ 130.62     $ 134.77
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  81.24     $  85.06     $  94.90
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  64.85     $  69.30     $  72.73
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------


I-6 Appendix I: Condensed financial information

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER
SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         For the years ending December 31,
                                                                                            2002        2003        2004
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 73.83    $  96.60     $ 106.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 56.66    $  77.91     $  82.98
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 71.73    $ 102.49     $ 118.33
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 113.44
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 61.65    $  81.36     $  91.97
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $108.01    $ 111.09     $ 115.07
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 78.07    $  98.51     $ 108.69
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 64.03    $  77.76     $  86.19
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005         2006         2007
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.49     $ 125.42     $ 126.86
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.56     $ 112.32     $ 114.90
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  97.46
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 103.22     $ 108.06
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  97.69     $ 100.53     $ 109.34
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  85.83     $  90.42     $ 100.16
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 125.23     $ 138.97     $ 149.37
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.56     $ 106.18
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 108.50     $  98.64
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  95.67
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.64     $ 117.94     $ 121.36
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.75     $ 139.23     $ 151.41
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.18     $ 127.17     $ 145.80
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.64     $ 144.57     $ 167.16
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.03     $ 121.18     $ 124.31
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.39     $ 134.61     $ 132.31
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  91.93     $ 103.30     $ 106.78
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-7

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER
SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.
----------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
----------------------------------------------------------------------------------------------------------------
                                                                                                2002        2003
----------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 35.99    $  46.31
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 93.38    $ 121.84
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 95.25    $ 126.30
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Money Market
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 82.28    $ 119.41
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --
----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                2004        2005        2006
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  51.89    $  56.29    $  60.37
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 106.62    $ 113.34
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 100.56    $ 101.88
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 105.59    $ 124.31
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 106.21    $ 119.10
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 112.11    $ 125.42
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 133.98    $ 147.58    $ 160.53
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 148.09    $ 164.04    $ 183.59
-----------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 100.76
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 104.85    $ 109.97    $ 118.12
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 107.38
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 111.23
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 111.28
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  99.91    $  99.80
-----------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 100.36    $ 103.81
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
-----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 139.82    $ 145.04    $ 169.88
-----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                                                               For
                                                                                            the years
                                                                                             ending
                                                                                             December
                                                                                               31,
------------------------------------------------------------------------------------------------------
                                                                                                2007
------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  69.45
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 106.08
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 108.86
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 127.98
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 131.15
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 125.51
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 182.16
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 179.75
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 105.25
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 141.99
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 108.61
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 116.99
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  95.69
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 108.77
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 110.69
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 108.78
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 165.93
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --
------------------------------------------------------------------------------------------------------


I-8 Appendix I: Condensed financial information

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER
SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.
------------------------------------------------------------------------------------------------------------------------------
                                                                                          For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                                            2002          2003          2004
------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 111.43
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 109.44
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 70.62     $ 109.56     $ 134.82
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $107.64     $ 111.11     $ 114.85
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 79.66     $ 101.56     $ 113.31
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 78.74     $ 105.24     $ 123.46
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 77.08     $  98.27     $ 107.24
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 68.45     $  88.96     $  94.42
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 79.76     $ 104.03     $ 118.45
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 62.53     $  87.24     $  96.99
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 74.33     $ 103.99     $ 119.18
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005         2006         2007
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.29     $ 110.11     $ 117.48
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 107.79     $ 109.56
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.70     $ 134.82     $ 135.71
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.88     $ 120.95     $ 117.33
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 178.13     $ 242.92     $ 343.25
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 124.44     $ 135.28     $ 164.77
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  83.23
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 105.24     $ 116.93
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.28     $ 120.06     $ 126.94
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.59     $ 126.14     $ 136.76
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 102.63     $ 105.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 141.82     $ 176.83     $ 197.82
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.89     $ 128.70     $ 134.47
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.98     $ 100.59     $ 111.34
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.22     $ 149.85     $ 154.53
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.60     $ 114.09     $ 127.03
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.30     $ 145.32     $ 144.72
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-9

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE
ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the years
                                                                                              ending December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2002         2003
 Multimanager Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.77     $ 148.68
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  57.12     $  89.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2004         2005         2006
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 114.80     $ 122.78     $ 134.64
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 173.24     $ 180.45     $ 208.48
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.59     $ 103.61     $ 110.62
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 108.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 109.56
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 110.45
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 111.24
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                                               For
                                                                                            the years
                                                                                              ending
                                                                                            December 31,
--------------------------------------------------------------------------------------------------------
                                                                                                2007
 Multimanager Small Cap Growth
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 138.89
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
--------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 187.01
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
--------------------------------------------------------------------------------------------------------
 Multimanager Technology
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.12
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
--------------------------------------------------------------------------------------------------------
Target 2015 Allocation
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.88
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
--------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.04
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
--------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.01
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
--------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.32
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
--------------------------------------------------------------------------------------------------------


I-10 Appendix I: Condensed financial information

Appendix II: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2008 to a fixed maturity option with a maturity date of June 15, 2016 (eight years later) at a hypothetical rate to maturity of 7.00% (h), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2012.(a)





-----------------------------------------------------------------------------------------------
                                                       Hypothetical assumed rate to maturity(j)
                                                                  on June 15, 2012
                                                 ----------------------------------------------
                                                                    5%          9%
-----------------------------------------------------------------------------------------------
As of June 15, 2012 before withdrawal
-----------------------------------------------------------------------------------------------
(1) market adjusted amount(b)                                   $141,389    $121,737
-----------------------------------------------------------------------------------------------
(2) fixed maturity amount(c)                                    $131,104    $131,104
-----------------------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                          $ 10,285    $ (9,367)
-----------------------------------------------------------------------------------------------
On June 15, 2012 after $50,000 withdrawal
-----------------------------------------------------------------------------------------------
(4) portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                           $  3,637    $ (3,847)
-----------------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal:
  $50,000 - (4)                                                 $ 46,363    $ 53,847
-----------------------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                        $ 91,389    $ 71,737
-----------------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                            $ 84,741    $ 77,257
-----------------------------------------------------------------------------------------------
(8) maturity value (d)                                          $111,099    $101,287
-----------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:



(a) Number of days from the withdrawal date to the maturity  date = D = 1,461

(b) Market adjusted amount is based on the following calculation:

        Maturity value                    $171,882
      ----------------                  -------------
                                =                    where j is either 5% or 9%
        (1+j)(D/365)                    (1+j)(1,461/365)

(c) Fixed maturity amount is based on the following calculation:

        Maturity value                    $171,882
      ----------------                  -------------

                                =
        (1+h)(D/365)                    (1+0.07)(1,461/365)

(d) Maturity value is based on the following calculation:

Fixed maturity amount x (1+h)(D/365) = ($84,741 or $77,257)x (1+0.07)(1,461/365)


                               Appendix II: Market value adjustment example II-1

Appendix III: Death benefit example

--------------------------------------------------------------------------------

If you do not elect the enhanced death benefit, the death benefit is equal to
(i) your account value (without any negative market value adjustment), or (ii) the standard death benefit, less any outstanding loan balance (including any accrued, but unpaid loan interest). The standard death benefit is equal to your total contributions, adjusted for withdrawals, including any withdrawal charges and taxes that may apply. If you elect the enhanced death benefit, the death benefit is equal to (i) the account value (without any negative market adjustment that would otherwise apply), or (ii) the enhanced death benefit as of the date of your death, whichever provides the highest amount.

Please see "Death benefit" under "Contract features and benefits" earlier in this prospectus for more detailed information.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no loans or withdrawals, the death benefit for a participant age 45 would be calculated as follows:



--------------------------------------------------------------------------------------------
  End of participation
         year               Account value(1)        Contribution      Enhanced death benefit
--------------------------------------------------------------------------------------------
            1               $  105,000(2)     $100,000                   $   100,000
--------------------------------------------------------------------------------------------
            2               $  115,500(2)                                $   100,000
--------------------------------------------------------------------------------------------
            3               $  129,360(2)                                $  129,360 (2)
--------------------------------------------------------------------------------------------
            4               $  103,488                                   $   129,360(3)
--------------------------------------------------------------------------------------------
            5               $  113,837                                   $  129,360 (3)
--------------------------------------------------------------------------------------------
            6               $  127,497                                   $   129,360(3)
--------------------------------------------------------------------------------------------
            7               $  127,497                                   $  129,360 (3)
--------------------------------------------------------------------------------------------
            8               $  133,872(2)                                $   129,360
--------------------------------------------------------------------------------------------
            9               $  147,259                                   $  147,259 (4)
--------------------------------------------------------------------------------------------


The account values for participation years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00%, 0.00%, 5.00%
and 10.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


(1) If the enhanced death benefit was not elected, the death benefit on each participation date anniversary would be equal to the account value, since it is higher than the contribution.

(2) If the enhanced death benefit was elected, at the end of participation years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in participation year 3, the enhanced death benefit is increased to equal the account value.

(3) At the end of participation years 4, 5, 6 and 7, the death benefit would be equal to the enhanced death benefit since it is higher than the account value. Also, at the end of participation year 6, no adjustment would be made to the enhanced death benefit, since the enhanced death benefit is higher than the account value.

(4) At the end of participation year 9, the enhanced death benefit would be increased to the account value, since the account value on the participation date anniversary is higher than the current enhanced death benefit.


III-1 Appendix III: Death benefit example

Appendix IV: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

STATES WHERE CERTAIN EQUI-VEST(R) STRATEGIES EMPLOYER-SPONSORED RETIREMENT PROGRAMS FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:



------------------------------------------------------------------------------------------------------------------------------------
                                            Contract type/Series/
State           Features and benefits       Effective Date           Availability or variation
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA      See "Contract features and                           If you reside in the state of California and you are age
                benefits"--"Your right to                            60 or older at the time the contract is issued, you may
                cancel within a certain                              return your variable annuity contract within 30 days from
                number of days"                                      the date that you receive it and receive a refund as
                                                                     described below.
                                                                     If you allocate your entire initial contribution to the
                                                                     EQ/Money Market option, the amount of your refund will
                                                                     be equal to your contribution less interest, unless you
                                                                     make a transfer, in which case the amount of your refund
                                                                     will be equal to your account value on the date we
                                                                     receive your request to cancel at our processing office.
                                                                     This amount could be less than your initial contribution.
                                                                     If you allocate any portion of your initial contribution to variable investment options other than the EQ/Money
                                                                     Market option, your refund will be equal to your account
                                                                     value on the date we receive your request to cancel at
                                                                     our processing office.
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   See "Withdrawal Charge"     EDC 457 Contracts        Waivers (4), (5), and (6) are not available.
                in the "Charges under the
                contract" section under
                "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
MISSOURI        See "Withdrawal Charge"     All contract types and   Waiver (4) regarding total disability is not available.
                in the "Charges under the   series.
                contract" section under
                "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE   See "Withdrawal Charge"     All contract types and   Waiver (6) regarding the definition of a nursing home
                in the "Charges under the   series.                  was changed to "(a) a provider of skilled nursing care ser-
                contract" section under                              vice", while it only needs to "provide continuous room and
                "Charges and expenses"                               board."
------------------------------------------------------------------------------------------------------------------------------------
TEXAS           See "Loans" in "Accessing   TSA 403(b) Contracts     Taking a loan in excess of the Internal Revenue Code
                your money"                                          limits may result in adverse tax consequences. Please
                                                                     consult your tax adviser before taking a loan that
                                                                     exceeds the Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
VERMONT         See "Loans under TSA,                                Taking a loan in excess of Internal Revenue Code limits
                governmental employer                                may result in adverse tax consequences. Please consult
                EDC and Corporate Trust-                             your tax adviser before taking a loan that exceeds the
                eed contracts" in                                    Internal Revenue Code limits.
                "Accessing your money"
------------------------------------------------------------------------------------------------------------------------------------


  Appendix IV: State contract availability and/or variations of certain features and benefits IV-1

------------------------------------------------------------------------------------------------------------------------------------
                                            Contract type/Series/
State           Features and benefits       Effective Date           Availability or variation
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON   See "Withdrawal Charge"     All contract types and   Waiver (6) regarding the definition of a nursing home is
             in the "Charges under the   series                   deleted, and replaced with the following:
             contract" section under
             "Charges and expenses"                               "A nursing home for this purpose means any home,
                                                                  place, or institution which operates or maintains facilities providing convalescent or chronic care, or both, for a
                                                                  period in excess of twenty-four consecutive hours for
                                                                  three or more patients not related by blood or marriage
                                                                  to the operator, who by reasons of illness or infirmity, are unable to properly care for themselves and as further
                                                                  defined in RCW 18.51.010"
------------------------------------------------------------------------------------------------------------------------------------


IV-2 Appendix IV: State contract availability and/or variations of certain features and benefits

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            Page

Who is AXA Equitable?                                                        2
Calculation of annuity payments                                              2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                3
Calculating unit values                                                      3
Condensed financial information                                              4
Financial statements                                                        13


How to obtain an EQUI-VEST(SM) Strategies Statement of Additional Information for Separate Account A

Call (800) 628-6673 or send this request form to:
 EQUI-VEST(SM)
 Employer Sponsored Programs
 Processing Office
 AXA Equitable
 P.O. Box 4956
 Syracuse, NY 13221-4956


Please send me an EQUI-VEST(SM) Strategies Statement of Additional Information dated May 1, 2008



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City           State    Zip




                                                                          X02030

EQUI-VEST(SM) At Retirement(SM)

A combination variable and fixed deferred annuity contract



PROSPECTUS DATED MAY 1, 2008


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.

--------------------------------------------------------------------------------


WHAT IS EQUI-VEST(SM) AT RETIREMENT(SM)?


EQUI-VEST(SM) At Retirement(SM) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option or fixed maturity options ("investment options"). There is no withdrawal charge under the contract. Certain features and benefits described in this prospectus may vary in your state; all features and benefits may not be available in all contracts or in all states. Please see Appendix V later in this prospectus for more information on state availability and/or variations of certain features and benefits.



--------------------------------------------------------------------------------
Variable investment options
--------------------------------------------------------------------------------
Fixed income
--------------------------------------------------------------------------------
o AXA Conservative Allocation(1)        o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation(1)   o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate     o EQ/Money Market
  Government Securities                 o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond     o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond     o Multimanager Core Bond
o EQ/Evergreen International Bond       o Multimanager High Yield
o EQ/Franklin Income
--------------------------------------------------------------------------------
Domestic stocks
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)          o EQ/Lord Abbett Growth and Income
o AXA Moderate-Plus Allocation(1)       o EQ/Lord Abbett Large Cap Core
o EQ/AllianceBernstein Common Stock     o EQ/Lord Abbett Mid Cap Value
o EQ/AllianceBernstein Large Cap        o EQ/Marsico Focus
  Growth                                o EQ/Mid Cap Value PLUS(4)
o EQ/AllianceBernstein Small Cap        o EQ/Montag & Caldwell Growth
  Growth                                o EQ/Mutual Shares
o EQ/AllianceBernstein Value            o EQ/Oppenheimer Main Street
o EQ/Ariel Appreciation II(2)             Opportunity
o EQ/AXA Rosenberg Value Long/Short     o EQ/Oppenheimer Main Street Small
  Equity                                  Cap
o EQ/BlackRock Basic Value Equity       o EQ/Small Company Index
o EQ/Boston Advisors Equity Income      o EQ/T. Rowe Price Growth Stock
o EQ/Calvert Socially Responsible       o EQ/Templeton Growth
o EQ/Capital Guardian Growth            o EQ/UBS Growth and Income
o EQ/Capital Guardian Research          o EQ/Van Kampen Comstock
o EQ/Davis New York Venture             o EQ/Van Kampen Mid Cap Growth
o EQ/Equity 500 Index                   o EQ/Van Kampen Real Estate
o EQ/Evergreen Omega                    o Multimanager Aggressive Equity
o EQ/FI Mid Cap                         o Multimanager Health Care
o EQ/Franklin Small Cap Value           o Multimanager Large Cap Core Equity
o EQ/Franklin Templeton Founding        o Multimanager Large Cap Growth
  Strategy                              o Multimanager Large Cap Value
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Mid Cap Growth
o EQ/GAMCO Small Company Value          o Multimanager Mid Cap Value
o EQ/JPMorgan Value Opportunities       o Multimanager Small Cap Growth
o EQ/Large Cap Core PLUS(2)             o Multimanager Small Cap Value
o EQ/Large Cap Growth PLUS(3)           o Multimanager Technology
o EQ/Legg Mason Value Equity
--------------------------------------------------------------------------------
International stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International    o EQ/Oppenheimer Global
o EQ/BlackRock International Value      o EQ/Van Kampen Emerging Markets
                                          Equity
o EQ/International Core PLUS(5)         o Multimanager International Equity
o EQ/International Growth
--------------------------------------------------------------------------------
Balanced/hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation(1)
--------------------------------------------------------------------------------



(1)   The AXA Allocation portfolios
(2)   Not available for TSA contracts.

(3)   Formerly named "MarketPLUS Large Cap Core."
(4)   Formerly named "MarketPLUS Large Cap Growth."
(5)   Formerly named "MarketPLUS Mid Cap Value."
(6)   Formerly named "MarketPLUS International Core."

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account A . Each variable investment option, in turn, invests in a corresponding securities portfolio of either the AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.


You may also allocate amounts to the guaranteed interest option and the fixed maturity options, which are discussed later in this prospectus.

TYPES OF CONTRACTS. For existing EQUI-VEST(SM) contract owners, we offer the EQUI-VEST(SM) At Retirement(SM) contract for use as:

o     A nonqualified annuity ("NQ") for after-tax contributions only.

o     An individual retirement annuity ("IRA"), either traditional IRA or Roth
      IRA.


o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") (contract must continue to be part of a 403(b) plan).

In order to purchase an EQUI-VEST(SM) At Retirement(SM) contract, your initial contribution must be at least $50,000 and must come from the transfer of the cash value of an EQUI-VEST(SM) series variable annuity contract that you currently own under which withdrawal charges no longer apply. The eligible EQUI-VEST(SM) contract types are traditional IRA (including our product designated QP IRA), Roth IRA, NQ, TSA (contract must continue to be part of a 403(b) plan) and the same type of IRA and NQ offered in EQUI-VEST(SM) Express(SM). The transfer of cash value will constitute a termination of that particular EQUI-VEST(SM) contract. You cannot purchase an EQUI-VEST(SM) At Retirement(SM) contract if a rollover or direct transfer contribution into your eligible EQUI-VEST(SM) contract has occurred within two EQUI-VEST(SM) contract years before your purchase of an EQUI-VEST(SM) At Retirement(SM) contract. Additionally, you must be age 55 or older (subject to maximum issue age limitations) and, for TSA contracts, no longer employed by the employer who provided the funds for the purchase of your EQUI-VEST(SM) contract. However, the contract must continue to be a part of a 403(b) plan. We also intend to offer direct rollovers to IRAs for TSA contracts in 2008.




The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                       X02037/EQUI-VEST At Retirement(SM)  ('04)

Subject to certain conditions and contribution limitations as described in the above paragraphs, additional EQUI-VEST(SM) traditional IRA contract types may be eligible for replacement with this contract. The additional eligible EQUI-VEST(SM) contract types are:

Employer-funded traditional individual retirement annuities ("IRAs"):

o     A simplified employee pension plan ("SEP") sponsored by an employer.

o SEPs funded by salary reduction arrangements ("SARSEPs") for plans established by employers before January 1, 1997.

o SIMPLE IRAs funded by employee salary reduction and employer contributions.


--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution is transferred from your EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) contract. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
--------------------------------------------------------------------------------


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2008, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling (800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

Contents of this prospectus


--------------------------------------------------------------------------------

EQUI-VEST(SM) AT RETIREMENT(SM)
--------------------------------------------------------------------------------
Index of key words and phrases                                               5
Who is AXA Equitable?                                                        6
How to reach us                                                              7
EQUI-VEST(SM) At Retirement(SM) at a glance -- key features                  9



--------------------------------------------------------------------------------
FEE TABLE                                                                   11
--------------------------------------------------------------------------------
Example                                                                     14
Condensed financial information                                             16



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           17
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                        17
Owner and annuitant requirements                                            18
How you can make your contributions                                         18
What are your investment options under the contract?                        18
Portfolios of the Trusts                                                    19
Allocating your contributions                                               25
Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                 25
Annuity purchase factors                                                    26
Guaranteed minimum income benefit option ("GMIB")                           26
Guaranteed minimum death benefit                                            29
Your right to cancel within a certain number of days                        29



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        30
--------------------------------------------------------------------------------
Your account value and cash value                                           30
Your contract's value in the variable investment options                    30
Your contract's value in the guaranteed interest option                     30
Your contract's value in the fixed maturity options                         30
Insufficient account value                                                  30



----------------------
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.


                                                  Contents of this prospectus  3

--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         31
--------------------------------------------------------------------------------
Transferring your account value                                             31
Disruptive transfer activity                                                31
Dollar cost averaging                                                       32
Rebalancing your account value                                              33



--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     34
--------------------------------------------------------------------------------
Withdrawing your account value                                              34

How withdrawals are taken from your account value                           35
How withdrawals affect your Guaranteed minimum
     income benefit and Guaranteed minimum death benefit                    35
Withdrawals treated as surrenders                                           35
Loans under TSA contracts                                                   35
Surrendering your contract to receive its cash value                        36
When to expect payments                                                     36
Your annuity payout options                                                 36



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     39
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          39
Charges that the Trusts deduct                                              40
Group or sponsored arrangements                                             40
Other distribution arrangements                                             40



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 41
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     41
Beneficiary continuation option                                             42
Spousal protection                                                          42



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          45
--------------------------------------------------------------------------------
Overview                                                                    45
Buying a contract to fund a retirement arrangement                          45
Transfers among investment options                                          45
Taxation of nonqualified annuities                                          45
Individual retirement arrangements (IRAs)                                   47

Roth individual retirement annuities (Roth IRAs)                            50

Tax-sheltered annuity contracts (TSAs)                                      51
Federal and state income tax withholding and
     information reporting                                                  55
Impact of taxes to AXA Equitable                                            56



--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         57
--------------------------------------------------------------------------------
About Separate Account A                                                    57
About the Trusts                                                            57
About our fixed maturity options                                            57
About the general account                                                   58
Dates and prices at which contract events occur                             59
About your voting rights                                                    59
About legal proceedings                                                     60
Financial statements                                                        60
Transfers of ownership, collateral assignments, loans
     and borrowing                                                          60
Distribution of the contracts                                               60



--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                          62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
APPENDICES

--------------------------------------------------------------------------------
  I -- Condensed Financial Information                                      A-1

 II -- Market value adjustment example                                      B-1
III -- Enhanced death benefit example                                       C-1
 IV -- Hypothetical illustrations                                           D-1
  V -- State contract availability and/or variations of certain
          features and benefits                                             E-1



--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of this prospectus

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.



                                                                 Page in
Term                                                          Prospectus

   6% Roll-Up to age 85                                               25
   account value                                                      30
   administrative charge                                              39
   annual administrative charge                                       39
   Annual Ratchet to age 85 enhanced death benefit                    26
   annuitant                                                          17
   annuitization                                                      36
   annuity maturity date                                              24
   annuity payout options                                             36
   annuity purchase factors                                           26
   beneficiary                                                        41
   Beneficiary continuation option ("BCO")                            42
   benefit base                                                       25
   business day                                                       59
   cash value                                                         30
   charges for state premium and other applicable taxes               40
   contract date                                                   cover
   contract date anniversary                                       cover
   contract year                                                   cover
   contributions to Roth IRAs                                         50
     regular contributions                                            50
     conversion contributions                                         50
   contributions to traditional IRAs                                  47
     regular contributions                                            47
     rollovers and transfers                                          47
   disruptive transfer activity                                       31
   distribution charge                                                39
   EQAccess                                                            7
   ERISA                                                              35
   Fixed-dollar option                                                32
   fixed maturity options                                             24
   free look                                                          29
   general account                                                    58
   general dollar cost averaging                                      32
   guaranteed interest option                                         24
   Guaranteed minimum death benefit                                   29
   Guaranteed minimum death benefit/guaranteed minimum
     income benefit roll-up benefit base reset option                 26
   Guaranteed minimum income benefit                                  27
   Guaranteed minimum income benefit charge                           39
   Guaranteed minimum income benefit "no lapse guarantee"             27
   IRA                                                             cover
   IRS                                                                45
   investment options                                              cover
   Investment Simplifier                                              32
   Lifetime minimum distribution withdrawals                          34
   loans under TSA                                                    35
   lump sum withdrawals                                               38
   market adjusted amount                                             24
   market timing                                                      31
   market value adjustment                                            24
   maturity dates                                                     24
   maturity value                                                     24
   Mortality and expense risks charge                                 39
   NQ                                                              cover
   partial withdrawals                                                34
   portfolio                                                       cover
   processing office                                                   7
   rate to maturity                                                   24
   Rebalancing                                                        33
   Roth IRA                                                        cover
   SAI                                                             cover
   SEC                                                             cover
   self-directed allocation                                           25
   Separate Account A                                                 57
   Spousal continuation                                               42
   Standard death benefit                                             25
   Systematic withdrawals                                             34
   TOPS                                                                7
   Trusts                                                             57
   traditional IRA                                                 cover
   TSA                                                             cover
   unit                                                               30
   variable investment options                                        18

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract. Your financial professional can provide further explanation about your contract or supplemental materials.


--------------------------------------------------------------------------------
Prospectus         Contract or Supplemental Materials
--------------------------------------------------------------------------------
account value      Annuity Account Value
unit               Accumulation Unit
--------------------------------------------------------------------------------

                                                Index of key words and phrases 5

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



6  Who is AXA Equitable?

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



--------------------------------------------------------------------------------
FOR ALL COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956



--------------------------------------------------------------------------------
FOR ALL COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Processing Office
100 Madison Street
Suite 1000
Syracuse, NY 13202



--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o     written confirmation of financial transactions;

o quarterly statements of your contract values at the close of each calendar quarter, and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the benefit base reset option.



--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND EQACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o     your current account value;

o     your current allocation percentages;

o     the number of units you have in the variable investment options;

o     rates to maturity for the fixed maturity options;

o     the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option (not available for transfers to fixed maturity options); and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only).

Under TOPS only you can:

o     elect investment simplifier.

Under EQAccess only you can:

o     elect to receive certain contract statements electronically;

o     change your address; and

o     access Frequently Asked Questions and Service Forms.


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free (800) 755-7777. You may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).



--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------

You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. until 7:00 p.m., and on Friday until 5:00 p.m., Eastern time.


Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you via the TDD.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)   election of dollar cost averaging programs;

(2)   election of the rebalancing program;

                                                        Who is AXA Equitable?  7

(3)   requests for loans under TSA contracts;

(4)   election of required minimum distribution automatic withdrawal option;


(5)   election of the beneficiary continuation option;


(6)   direct transfers;

(7)   exercise of the Guaranteed minimum income benefit;

(8) requests to reset your Roll-Up benefit base (for contracts that have both the Guaranteed minimum income benefit and the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit);

(9)   tax withholding election;


(10)  death claims;

(11)  change in ownership (NQ only); and

(12)  contract surrender and withdrawal requests.



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1)   address changes;


(2)   beneficiary changes; and

(3)   transfers between investment options.



TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)   general dollar cost averaging (including the investment simplifier);

(2)   rebalancing;

(3)   systematic withdrawals; and

(4)   the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.


8  Who is AXA Equitable?

EQUI-VEST(SM) At Retirement(SM) at a glance -- key features


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Professional investment   EQUI-VEST(SM) At Retirement(SM)'s variable
management                investment options invest in different portfolios
                          sub-advised by professional investment advisers.
--------------------------------------------------------------------------------
Fixed maturity options    o Fixed maturity options with maturities ranging from
                            approximately 1 to 10 years (subject to
                            availability).

                          o Each fixed maturity option offers a guarantee of
                            principal and interest rate if you hold it to maturity.
                          ------------------------------------------------------
                          If you make withdrawals or transfers from a fixed
                          maturity option before maturity, there will be a
                          market value adjustment due to differences
                          in interest rates. If you withdraw or transfer only a
                          portion of the amount in a fixed maturity option, this
                          may increase or decrease any value that you have left
                          in that fixed maturity option. If you surrender your
                          contract, a market value adjustment also applies.
--------------------------------------------------------------------------------
Guaranteed interest       o Principal and interest guarantees.
option
                          o Interest rates set periodically.
--------------------------------------------------------------------------------
Tax considerations        o No tax on earnings inside the contract until you
                            make withdrawals from your contract or receive annuity payments.

                          o No tax on transfers among investment options inside
                            the contract.
                          ------------------------------------------------------
                          If you are purchasing an annuity contract as an
                          Individual Retirement Annuity (IRA) or tax sheltered
                          annuity (TSA), you should be aware that such
                          contracts do not provide tax deferral benefits
                          beyond those already provided by the Internal
                          Revenue Code for tax-qualified arrangements. Before
                          purchasing one of these contracts, you should
                          consider whether its features and benefits
                          beyond tax deferral meet your  needs and goals. You
                          may also want to consider the relative features,
                          benefits and costs of these contracts compared with
                          any other investment that you may use in connection
                          with your retirement plan or arrangement. Depending
                          on your personal situation, the  contract's
                          guaranteed benefits may have limited usefulness
                          because of required minimum distributions ("RMDs").
--------------------------------------------------------------------------------
Guaranteed minimum        The Guaranteed minimum income benefit ("GMIB")
income benefit            provides income protection for you during your life
                          once youelect to annuitize the contract.
--------------------------------------------------------------------------------
Contribution amounts      o Your initial contribution must be from the transfer
                            of the cash value of an EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) contract that you currently own, under which withdrawal charges no longer apply, to an EQUI-VEST(SM) At Retirement(SM) contract of the same type, for example, traditional IRA to traditional IRA, NQ to NQ.

                            Initial minimum:     $50,000
                          ------------------------------------------------------
                          o There is no minimum dollar amount on subsequent
                            contributions but subsequent contributions must
                            also be a transfer of the total cash value of an EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM)
                            contract that you currently own, under which
                            withdrawal charges no longer apply, to an EQUI-VEST(SM) At Retirement(SM) contract of the same type, for example, traditional IRA to traditional IRA, NQ to NQ. We also intend to offer direct rollovers to IRAs for TSA contracts in 2008.
--------------------------------------------------------------------------------
Access to your money      o Partial withdrawals

                          o Several withdrawal options on a periodic basis

                          o Loans under TSA contracts

                          o Contract surrender

                          You may incur income tax and a tax penalty. Certain
                          withdrawals will diminish the value of optional
                          benefits.
--------------------------------------------------------------------------------
Payout options            o Fixed annuity payout options

                          o Variable Immediate Annuity payout options
                            (described in a separate prospectus for that option)

                          o Income Manager(SM) payout options (described in a
                            separate prospectus for that option)
--------------------------------------------------------------------------------


                   EQUI-VEST(SM) At Retirement(SM) at a glance -- key features 9

--------------------------------------------------------------------------------
Additional features       o Guaranteed minimum death benefit options

                          o Dollar cost averaging

                          o Account value rebalancing (quarterly, semiannually
                            and annually)

                          o Free transfers

                          o Spousal protection (NQ contracts only)

                          o Beneficiary continuation option

                          o Guaranteed minimum death benefit/Guaranteed minimum
                            income benefit roll-up benefit base reset.

                          o Guaranteed minimum income benefit no lapse
                            guarantee

                          o Successor/owner annuitant
--------------------------------------------------------------------------------
Fees and charges          Please see "Fee table" later in this section for
                          complete details.
--------------------------------------------------------------------------------
Annuitant issue ages      o 55-75
--------------------------------------------------------------------------------



The above is not a complete description of all material provisions of the contract. In some cases, restrictions or exceptions apply. Also, all features of the contract are not necessarily available in your state or at certain ages. Please see Appendix V later in this prospectus for more information on state availability and/or variation of certain features and benefits.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional or call us, if you have questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.



OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. While you may not be able to make a direct exchange of your EQUI-VEST(SM) contract value into these other contracts, they may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some selling broker-dealers may limit their clients from purchasing optional benefits based upon the client's age.


10 EQUI-VEST(SM) At Retirement(SM) at a glance -- key features

Fee table


--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay when buying and owning the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus. No sales charges are imposed at the time of purchase, withdrawal or surrender of the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state may apply.


The first table describes fees and expenses that you will pay if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.


-----------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
-----------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a variable payout option upon annuitization (which is described in
a separate prospectus for that option)                                                     $ 350
-----------------------------------------------------------------------------------------------------------------------------------
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
-----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense risks                                                                0.75%
Administrative                                                                             0.30%
Distribution                                                                               0.20%
                                                                                           -----
Total Separate account annual expenses                                                     1.25%
-----------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value on each contract date anniversary
-----------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge                                                       $   0

There is no annual administrative charge applicable to your EQUI-VEST(SM) At Retirement(SM) contract.
-----------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value each year for the optional benefit that you elect
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum death benefit charge (calculated as a
percentage of the applicable benefit base. Deducted annually(1) on each contract date anniversary for which the benefit is in effect):

   o Standard death benefit (available only with the Guaranteed
     minimum income benefit)                                                               0.00%

   o Annual Ratchet to age 85                                                              0.25% of the Annual Ratchet to age
                                                                                           85 benefit base
   o Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85                           0.60% of the greater of 6% Roll-Up
                                                                                           to age 85 benefit base or the
                                                                                           Annual Ratchet to age 85 benefit
                                                                                           base, as applicable
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum income benefit charge (calculated as a
percentage of the applicable benefit base. Deducted annually(1) on each
contract date anniversary for which the benefit is in effect.)                             0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Net loan interest charge -- TSA contracts only
(calculated and deducted daily as a percentage of the outstanding loan
amount)                                                                                    2.00%(2)
-----------------------------------------------------------------------------------------------------------------------------------


You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


                                                                    Fee table 11

-----------------------------------------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted             Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or          ------     -------
other expenses)(3)                                                                         0.63%      3.56%



This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.



---------------------------------------------------------------------------------------------
                                                         Manage-
                                                          ment       12b-1      Other
 Portfolio Name                                          Fees(4)    Fees(5)   expenses(6)
----------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.10%      0.25%     0.17%
AXA Conservative Allocation                               0.10%      0.25%     0.21%
AXA Conservative-Plus Allocation                          0.10%      0.25%     0.19%
AXA Moderate Allocation                                   0.10%      0.25%     0.17%
AXA Moderate-Plus Allocation                              0.10%      0.25%     0.17%
Multimanager Aggressive Equity                            0.60%      0.25%     0.19%
Multimanager Core Bond                                    0.58%      0.25%     0.18%
Multimanager Health Care                                  1.20%      0.25%     0.23%
Multimanager High Yield                                   0.57%      0.25%     0.19%
Multimanager International Equity                         1.00%      0.25%     0.23%
Multimanager Large Cap Core Equity                        0.89%      0.25%     0.21%
Multimanager Large Cap Growth                             0.90%      0.25%     0.22%
Multimanager Large Cap Value                              0.87%      0.25%     0.20%
Multimanager Mid Cap Growth                               1.10%      0.25%     0.20%
Multimanager Mid Cap Value                                1.09%      0.25%     0.20%
Multimanager Small Cap Growth                             1.05%      0.25%     0.27%
Multimanager Small Cap Value                              1.03%      0.25%     0.18%
Multimanager Technology                                   1.20%      0.25%     0.22%
---------------------------------------------------------------------------------------------
EQ Advisors Trust:
---------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         0.47%      0.25%     0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%      0.25%     0.13%
EQ/AllianceBernstein International                        0.71%      0.25%     0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%      0.25%     0.13%
EQ/AllianceBernstein Quality Bond                         0.50%      0.25%     0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%      0.25%     0.13%
EQ/AllianceBernstein Value                                0.59%      0.25%     0.12%
EQ/Ariel Appreciation II                                  0.75%      0.25%     0.26%
EQ/AXA Rosenberg Value Long/Short Equity                  1.40%      0.25%     1.91%
EQ/BlackRock Basic Value Equity                           0.55%      0.25%     0.13%
EQ/BlackRock International Value                          0.81%      0.25%     0.19%
EQ/Boston Advisors Equity Income                          0.75%      0.25%     0.14%
EQ/Calvert Socially Responsible                           0.65%      0.25%     0.23%
EQ/Capital Guardian Growth                                0.65%      0.25%     0.14%
EQ/Capital Guardian Research                              0.63%      0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%      0.25%     0.16%
EQ/Davis New York Venture                                 0.85%      0.25%     0.18%
EQ/Equity 500 Index                                       0.25%      0.25%     0.13%
EQ/Evergreen International Bond                           0.70%      0.25%     0.17%
EQ/Evergreen Omega                                        0.65%      0.25%     0.25%
EQ/FI Mid Cap                                             0.68%      0.25%     0.13%
EQ/Franklin Income                                        0.90%      0.25%     0.15%
EQ/Franklin Small Cap Value                               0.90%      0.25%     0.18%
EQ/Franklin Templeton Founding Strategy                   0.05%      0.25%     0.22%
EQ/GAMCO Mergers and Acquisitions                         0.90%      0.25%     0.19%
EQ/GAMCO Small Company Value                              0.76%      0.25%     0.12%
EQ/International Core PLUS                                0.60%      0.25%     0.30%
EQ/International Growth                                   0.85%      0.25%     0.27%
EQ/JPMorgan Core Bond                                     0.43%      0.25%     0.13%
EQ/JPMorgan Value Opportunities                           0.60%      0.25%     0.14%
EQ/Large Cap Core PLUS                                    0.50%      0.25%     0.25%
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                            Total
                                                            Acquired        Annual        Fee
                                                           Fund Fees       Expenses      Waivers      Net Annual
                                                              and          (Before      and/or        Expenses
                                                            Expenses        Expense      Expense        (After
                                                           (Underlying      Limita-     Reimburse-      Expense
 Portfolio Name                                           Portfolios)(7)     tions)      ments(8)     Limitations)
-------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
-------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.92%            1.44%        (0.17)%          1.27%
AXA Conservative Allocation                               0.69%            1.25%        (0.21)%          1.04%
AXA Conservative-Plus Allocation                          0.76%            1.30%        (0.19)%          1.11%
AXA Moderate Allocation                                   0.82%            1.34%        (0.17)%          1.17%
AXA Moderate-Plus Allocation                              0.86%            1.38%        (0.17)%          1.21%
Multimanager Aggressive Equity                              --             1.04%            -            1.04%
Multimanager Core Bond                                      --             1.01%        (0.01)%          1.00%
Multimanager Health Care                                    --             1.68%         0.00%           1.68%
Multimanager High Yield                                     --             1.01%            -            1.01%
Multimanager International Equity                           --             1.48%         0.00%           1.48%
Multimanager Large Cap Core Equity                          --             1.35%         0.00%           1.35%
Multimanager Large Cap Growth                               --             1.37%        (0.02)%          1.35%
Multimanager Large Cap Value                                --             1.32%         0.00%           1.32%
Multimanager Mid Cap Growth                                 --             1.55%         0.00%           1.55%
Multimanager Mid Cap Value                                  --             1.54%         0.00%           1.54%
Multimanager Small Cap Growth                               --             1.57%        (0.02)%          1.55%
Multimanager Small Cap Value                                --             1.46%         0.00%           1.46%
Multimanager Technology                                   0.01%            1.68%         0.00%           1.68%
-------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust:
-------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           --             0.85%           --            0.85%
EQ/AllianceBernstein Intermediate Government Securities     --             0.88%           --            0.88%
EQ/AllianceBernstein International                          --             1.14%        (0.04)%          1.10%
EQ/AllianceBernstein Large Cap Growth                       --             1.28%        (0.23)%          1.05%
EQ/AllianceBernstein Quality Bond                           --             0.89%           --            0.89%
EQ/AllianceBernstein Small Cap Growth                       --             1.12%           --            1.12%
EQ/AllianceBernstein Value                                  --             0.96%        (0.01)%          0.95%
EQ/Ariel Appreciation II                                    --             1.26%        (0.11)%          1.15%
EQ/AXA Rosenberg Value Long/Short Equity                    --             3.56%         0.00%           3.56%
EQ/BlackRock Basic Value Equity                             --             0.93%         0.00%           0.93%
EQ/BlackRock International Value                            --             1.25%         0.00%           1.25%
EQ/Boston Advisors Equity Income                            --             1.14%        (0.09)%          1.05%
EQ/Calvert Socially Responsible                             --             1.13%        (0.08)%          1.05%
EQ/Capital Guardian Growth                                0.01%            1.05%        (0.09)%          0.96%
EQ/Capital Guardian Research                                --             1.01%        (0.06)%          0.95%
EQ/Caywood-Scholl High Yield Bond                           --             1.01%        (0.01)%          1.00%
EQ/Davis New York Venture                                   --             1.28%         0.00%           1.28%
EQ/Equity 500 Index                                         --             0.63%           --            0.63%
EQ/Evergreen International Bond                             --             1.12%         0.00%           1.12%
EQ/Evergreen Omega                                          --             1.15%         0.00%           1.15%
EQ/FI Mid Cap                                               --             1.06%        (0.06)%          1.00%
EQ/Franklin Income                                          --             1.30%         0.00%           1.30%
EQ/Franklin Small Cap Value                                 --             1.33%        (0.03)%          1.30%
EQ/Franklin Templeton Founding Strategy                   1.05%            1.57%        (0.12)%          1.45%(9)
EQ/GAMCO Mergers and Acquisitions                           --             1.34%         0.00%           1.34%
EQ/GAMCO Small Company Value                                --             1.13%         0.00%           1.13%
EQ/International Core PLUS                                0.04%            1.19%        (0.05)%          1.14%
EQ/International Growth                                     --             1.37%         0.00%           1.37%
EQ/JPMorgan Core Bond                                       --             0.81%         0.00%           0.81%
EQ/JPMorgan Value Opportunities                             --             0.99%        (0.04)%          0.95%
EQ/Large Cap Core PLUS                                    0.02%            1.02%        (0.05)%          0.97%
------------------------------------------------------------------------------------------------------------------


12 Fee table

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Total
                                                                             Acquired       Annual       Fee
                                                                            Fund Fees      Expenses     Waivers     Net Annual
                                                                               and         (Before      and/or       Expenses
                                         Manage-                             Expenses       Expense     Expense       (After
                                          ment      12b-1      Other       (Underlying      Limita-    Reimburse-     Expense
 Portfolio Name                          Fees(4)   Fees(5)   expenses(6)   Portfolios)(7)    tions)     ments(8)    Limitations)
-----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Growth PLUS                 0.50%      0.25%     0.24%         0.02%            1.01%       (0.04)%       0.97%
EQ/Legg Mason Value Equity               0.65%      0.25%     0.17%           --             1.07%       (0.07)%       1.00%
EQ/Long Term Bond                        0.40%      0.25%     0.13%           --             0.78%        0.00%        0.78%
EQ/Lord Abbett Growth and Income         0.65%      0.25%     0.16%           --             1.06%       (0.06)%       1.00%
EQ/Lord Abbett Large Cap Core            0.65%      0.25%     0.21%           --             1.11%       (0.11)%       1.00%
EQ/Lord Abbett Mid Cap Value             0.70%      0.25%     0.15%           --             1.10%       (0.05)%       1.05%
EQ/Marsico Focus                         0.85%      0.25%     0.13%           --             1.23%       (0.08)%       1.15%
EQ/Mid Cap Value PLUS                    0.55%      0.25%     0.24%         0.02%            1.06%       (0.04)%       1.02%
EQ/Money Market                          0.32%      0.25%     0.13%           --             0.70%          --         0.70%
EQ/Montag & Caldwell Growth              0.75%      0.25%     0.15%           --             1.15%        0.00%        1.15%
EQ/Mutual Shares                         0.90%      0.25%     0.21%           --             1.36%       (0.06)%       1.30%
EQ/Oppenheimer Global                    0.95%      0.25%     0.51%         0.01%            1.72%       (0.36)%       1.36%
EQ/Oppenheimer Main Street Opportunity   0.85%      0.25%     0.45%         0.01%            1.56%       (0.25)%       1.31%
EQ/Oppenheimer Main Street Small Cap     0.90%      0.25%     0.48%         0.01%            1.64%       (0.33)%       1.31%
EQ/PIMCO Real Return                     0.55%      0.25%     0.14%           --             0.94%       (0.04)%       0.90%
EQ/Short Duration Bond                   0.43%      0.25%     0.15%           --             0.83%        0.00%        0.83%
EQ/Small Company Index                   0.25%      0.25%     0.14%           --             0.64%        0.00%        0.64%
EQ/T. Rowe Price Growth Stock            0.79%      0.25%     0.14%           --             1.18%       (0.03)%       1.15%
EQ/Templeton Growth                      0.95%      0.25%     0.20%           --             1.40%       (0.05)%       1.35%
EQ/UBS Growth and Income                 0.75%      0.25%     0.16%           --             1.16%       (0.11)%       1.05%
EQ/Van Kampen Comstock                   0.65%      0.25%     0.15%           --             1.05%       (0.05)%       1.00%
EQ/Van Kampen Emerging Markets Equity    1.11%      0.25%     0.28%           --             1.64%        0.00%        1.64%
EQ/Van Kampen Mid Cap Growth             0.70%      0.25%     0.15%           --             1.10%       (0.05)%       1.05%
EQ/Van Kampen Real Estate                0.90%      0.25%     0.21%           --             1.36%       (0.10)%       1.26%
-----------------------------------------------------------------------------------------------------------------------------------



* The EQ/Ariel Appreciation II variable investment option is not available for TSA contracts.


Notes:


(1) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that contract year.


(2) We charge interest on loans under TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under TSA contracts" later in this prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(3) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(4) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (8) for any expense limitation agreement information.

(5) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the contract.


(6) Other expenses shown are those incurred in 2007 or are estimated for the current fiscal period. The amounts shown as "Other Expenses" will fluctuate from year to year depend ing on actual expenses. See footnote
      (8) for any expense limitation agreement information.


(7) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.



(8) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009. (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



                                                                    Fee table 13

--------------------------------------------------------------
Portfolio Name:
--------------------------------------------------------------
Multimanager Aggressive Equity                0.97%
--------------------------------------------------------------
Multimanager Health Care                      1.67%
--------------------------------------------------------------
Multimanager Large Cap Core Equity            1.34%
--------------------------------------------------------------
Multimanager Large Cap Growth                 1.29%
--------------------------------------------------------------
Multimanager Large Cap Value                  1.26%
--------------------------------------------------------------
Multimanager Mid Cap Growth                   1.52%
--------------------------------------------------------------
Multimanager Mid Cap Value                    1.53%
--------------------------------------------------------------
Multimanager Small Cap Growth                 1.35%
--------------------------------------------------------------
Multimanager Small Cap Value                  1.45%
--------------------------------------------------------------
Multimanager Technology                       1.67%
--------------------------------------------------------------
EQ/AllianceBernstein Common Stock             0.84%
--------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth         1.03%
--------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth         1.11%
--------------------------------------------------------------
EQ/AllianceBernstein Value                    0.87%
--------------------------------------------------------------
EQ/Ariel Appreciation II                      1.09%
--------------------------------------------------------------
EQ/BlackRock Basic Value Equity               0.92%
--------------------------------------------------------------
EQ/Davis New York Venture                     1.25%
--------------------------------------------------------------
EQ/Evergreen Omega                            1.12%
--------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions             1.33%
--------------------------------------------------------------
EQ/GAMCO Small Company Value                  1.10%
--------------------------------------------------------------
EQ/International Core PLUS                    1.05%
--------------------------------------------------------------
EQ/Large Cap Core PLUS                        0.83%
--------------------------------------------------------------
EQ/Large Cap Growth PLUS                      0.82%
--------------------------------------------------------------
EQ/Legg Mason Value Equity                    0.97%
--------------------------------------------------------------
EQ/Lord Abbett Growth and Income              0.98%
--------------------------------------------------------------
EQ/Lord Abbett Large Cap Core                 0.99%
--------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value                  1.04%
--------------------------------------------------------------
EQ/Mid Cap Value PLUS                         0.81%
--------------------------------------------------------------
EQ/Montag & Caldwell Growth                   1.13%
--------------------------------------------------------------
EQ/T. Rowe Price Growth Stock                 0.87%
--------------------------------------------------------------
EQ/UBS Growth and Income                      1.04%
--------------------------------------------------------------
EQ/Van Kampen Comstock                        0.99%
--------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                  1.04%
--------------------------------------------------------------



(9) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and adminis tration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy portfolio ("portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 along with the Guaranteed minimum income benefit) would pay in the situations illustrated.

The fixed maturity options and guaranteed interest option are not covered by the example. However, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options and guaranteed interest option. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


14 Fee table

-----------------------------------------------------------------------------------------------------
                                                If you annuitize at the end of the applicable time
                                                                      period
-----------------------------------------------------------------------------------------------------
                                              1 year      3 years        5 years        10 years
-----------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                       N/A     $ 1,626.00     $ 2,531.00     $ 5,004.00
AXA Conservative Allocation                     N/A     $ 1,567.00     $ 2,435.00     $ 4,825.00
AXA Conservative-Plus Allocation                N/A     $ 1,583.00     $ 2,461.00     $ 4,872.00
AXA Moderate Allocation                         N/A     $ 1,595.00     $ 2,481.00     $ 4,910.00
AXA Moderate-Plus Allocation                    N/A     $ 1,608.00     $ 2,501.00     $ 4,948.00
Multimanager Aggressive Equity                  N/A     $ 1,502.00     $ 2,329.00     $ 4,622.00
Multimanager Core Bond                          N/A     $ 1,493.00     $ 2,313.00     $ 4,592.00
Multimanager Health Care                        N/A     $ 1,700.00     $ 2,651.00     $ 5,226.00
Multimanager High Yield                         N/A     $ 1,493.00     $ 2,313.00     $ 4,592.00
Multimanager International Equity               N/A     $ 1,639.00     $ 2,551.00     $ 5,042.00
Multimanager Large Cap Core Equity              N/A     $ 1,598.00     $ 2,486.00     $ 4,920.00
Multimanager Large Cap Growth                   N/A     $ 1,605.00     $ 2,496.00     $ 4,939.00
Multimanager Large Cap Value                    N/A     $ 1,589.00     $ 2,471.00     $ 4,891.00
Multimanager Mid Cap Growth                     N/A     $ 1,660.00     $ 2,587.00     $ 5,107.00
Multimanager Mid Cap Value                      N/A     $ 1,657.00     $ 2,582.00     $ 5,098.00
Multimanager Small Cap Growth                   N/A     $ 1,666.00     $ 2,597.00     $ 5,125.00
Multimanager Small Cap Value                    N/A     $ 1,632.00     $ 2,541.00     $ 5,023.00
Multimanager Technology                         N/A     $ 1,700.00     $ 2,651.00     $ 5,226.00
-----------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock               N/A     $ 1,443.00     $ 2,231.00     $ 4,434.00
EQ/AllianceBernstein Intermediate Government
 Securities                                     N/A     $ 1,452.00     $ 2,246.00     $ 4,464.00
EQ/AllianceBernstein International              N/A     $ 1,533.00     $ 2,380.00     $ 4,719.00
EQ/AllianceBernstein Large Cap Growth           N/A     $ 1,577.00     $ 2,451.00     $ 4,853.00
EQ/AllianceBernstein Quality Bond               N/A     $ 1,455.00     $ 2,252.00     $ 4,474.00
EQ/AllianceBernstein Small Cap Growth           N/A     $ 1,527.00     $ 2,369.00     $ 4,700.00
EQ/AllianceBernstein Value                      N/A     $ 1,477.00     $ 2,288.00     $ 4,543.00
EQ/Ariel Appreciation II                        N/A     $ 1,571.00     $ 2,441.00     $ 4,834.00
EQ/AXA Rosenberg Value Long/Short Equity        N/A     $ 2,266.00     $ 3,549.00     $ 6,781.00
EQ/BlackRock Basic Value Equity                 N/A     $ 1,468.00     $ 2,272.00     $ 4,514.00
EQ/BlackRock International Value                N/A     $ 1,567.00     $ 2,435.00     $ 4,825.00
EQ/Boston Advisors Equity Income                N/A     $ 1,533.00     $ 2,380.00     $ 4,719.00
EQ/Calvert Socially Responsible                 N/A     $ 1,530.00     $ 2,374.00     $ 4,709.00
EQ/Capital Guardian Growth                      N/A     $ 1,505.00     $ 2,334.00     $ 4,631.00
EQ/Capital Guardian Research                    N/A     $ 1,493.00     $ 2,313.00     $ 4,592.00
EQ/Caywood-Scholl High Yield Bond               N/A     $ 1,493.00     $ 2,313.00     $ 4,592.00
EQ/Davis New York Venture                       N/A     $ 1,577.00     $ 2,451.00     $ 4,853.00
EQ/Equity 500 Index                             N/A     $ 1,374.00     $ 2,117.00     $ 4,212.00
EQ/Evergreen International Bond                 N/A     $ 1,527.00     $ 2,369.00     $ 4,700.00
EQ/Evergreen Omega                              N/A     $ 1,536.00     $ 2,385.00     $ 4,729.00
EQ/FI Mid Cap                                   N/A     $ 1,508.00     $ 2,339.00     $ 4,641.00
EQ/Franklin Income                              N/A     $ 1,583.00     $ 2,461.00     $ 4,872.00
EQ/Franklin Small Cap Value                     N/A     $ 1,592.00     $ 2,476.00     $ 4,901.00
EQ/Franklin Templeton Founding Strategy         N/A     $ 1,666.00     $ 2,597.00     $ 5,125.00
EQ/GAMCO Mergers and Acquisitions               N/A     $ 1,595.00     $ 2,481.00     $ 4,910.00
EQ/GAMCO Small Company Value                    N/A     $ 1,530.00     $ 2,374.00     $ 4,709.00
EQ/International Core PLUS                      N/A     $ 1,549.00     $ 2,405.00     $ 4,767.00
EQ/International Growth                         N/A     $ 1,605.00     $ 2,496.00     $ 4,939.00
EQ/JPMorgan Core Bond                           N/A     $ 1,430.00     $ 2,210.00     $ 4,394.00
EQ/JPMorgan Value Opportunities                 N/A     $ 1,487.00     $ 2,303.00     $ 4,573.00
EQ/Large Cap Core PLUS                          N/A     $ 1,496.00     $ 2,318.00     $ 4,602.00
EQ/Large Cap Growth PLUS                        N/A     $ 1,493.00     $ 2,313.00     $ 4,592.00
EQ/Legg Mason Value Equity                      N/A     $ 1,512.00     $ 2,344.00     $ 4,651.00
EQ/Long Term Bond                               N/A     $ 1,421.00     $ 2,195.00     $ 4,364.00
EQ/Lord Abbett Growth and Income                N/A     $ 1,508.00     $ 2,339.00     $ 4,641.00
EQ/Lord Abbett Large Cap Core                   N/A     $ 1,524.00     $ 2,364.00     $ 4,690.00
EQ/Lord Abbett Mid Cap Value                    N/A     $ 1,521.00     $ 2,359.00     $ 4,680.00
EQ/Marsico Focus                                N/A     $ 1,561.00     $ 2,425.00     $ 4,806.00
EQ/Mid Cap Value PLUS                           N/A     $ 1,508.00     $ 2,339.00     $ 4,641.00
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                If you surrender or do not surrender your contract at
                                                       the end of the applicable time period
-----------------------------------------------------------------------------------------------------
                                               1 year       3 years        5 years        10 years
-----------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                     $ 415.00     $ 1,276.00     $ 2,181.00     $ 4,654.00
AXA Conservative Allocation                   $ 395.00     $ 1,217.00     $ 2,085.00     $ 4,475.00
AXA Conservative-Plus Allocation              $ 400.00     $ 1,233.00     $ 2,111.00     $ 4,522.00
AXA Moderate Allocation                       $ 404.00     $ 1,245.00     $ 2,131.00     $ 4,560.00
AXA Moderate-Plus Allocation                  $ 409.00     $ 1,258.00     $ 2,151.00     $ 4,598.00
Multimanager Aggressive Equity                $ 373.00     $ 1,152.00     $ 1,979.00     $ 4,272.00
Multimanager Core Bond                        $ 370.00     $ 1,143.00     $ 1,963.00     $ 4,242.00
Multimanager Health Care                      $ 440.00     $ 1,350.00     $ 2,301.00     $ 4,876.00
Multimanager High Yield                       $ 370.00     $ 1,143.00     $ 1,963.00     $ 4,242.00
Multimanager International Equity             $ 419.00     $ 1,289.00     $ 2,201.00     $ 4,692.00
Multimanager Large Cap Core Equity            $ 405.00     $ 1,248.00     $ 2,136.00     $ 4,570.00
Multimanager Large Cap Growth                 $ 408.00     $ 1,255.00     $ 2,146.00     $ 4,589.00
Multimanager Large Cap Value                  $ 402.00     $ 1,239.00     $ 2,121.00     $ 4,541.00
Multimanager Mid Cap Growth                   $ 427.00     $ 1,310.00     $ 2,237.00     $ 4,757.00
Multimanager Mid Cap Value                    $ 425.00     $ 1,307.00     $ 2,232.00     $ 4,748.00
Multimanager Small Cap Growth                 $ 429.00     $ 1,316.00     $ 2,247.00     $ 4,775.00
Multimanager Small Cap Value                  $ 417.00     $ 1,282.00     $ 2,191.00     $ 4,673.00
Multimanager Technology                       $ 440.00     $ 1,350.00     $ 2,301.00     $ 4,876.00
-----------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock             $ 353.00     $ 1,093.00     $ 1,881.00     $ 4,084.00
EQ/AllianceBernstein Intermediate Government
 Securities                                   $ 356.00     $ 1,102.00     $ 1,896.00     $ 4,114.00
EQ/AllianceBernstein International            $ 383.00     $ 1,183.00     $ 2,030.00     $ 4,369.00
EQ/AllianceBernstein Large Cap Growth         $ 398.00     $ 1,227.00     $ 2,101.00     $ 4,503.00
EQ/AllianceBernstein Quality Bond             $ 357.00     $ 1,105.00     $ 1,902.00     $ 4,124.00
EQ/AllianceBernstein Small Cap Growth         $ 381.00     $ 1,177.00     $ 2,019.00     $ 4,350.00
EQ/AllianceBernstein Value                    $ 365.00     $ 1,127.00     $ 1,938.00     $ 4,193.00
EQ/Ariel Appreciation II                      $ 396.00     $ 1,221.00     $ 2,091.00     $ 4,484.00
EQ/AXA Rosenberg Value Long/Short Equity      $ 638.00     $ 1,916.00     $ 3,199.00     $ 6,431.00
EQ/BlackRock Basic Value Equity               $ 361.00     $ 1,118.00     $ 1,922.00     $ 4,164.00
EQ/BlackRock International Value              $ 395.00     $ 1,217.00     $ 2,085.00     $ 4,475.00
EQ/Boston Advisors Equity Income              $ 383.00     $ 1,183.00     $ 2,030.00     $ 4,369.00
EQ/Calvert Socially Responsible               $ 382.00     $ 1,180.00     $ 2,024.00     $ 4,359.00
EQ/Capital Guardian Growth                    $ 374.00     $ 1,155.00     $ 1,984.00     $ 4,281.00
EQ/Capital Guardian Research                  $ 370.00     $ 1,143.00     $ 1,963.00     $ 4,242.00
EQ/Caywood-Scholl High Yield Bond             $ 370.00     $ 1,143.00     $ 1,963.00     $ 4,242.00
EQ/Davis New York Venture                     $ 398.00     $ 1,227.00     $ 2,101.00     $ 4,503.00
EQ/Equity 500 Index                           $ 330.00     $ 1,024.00     $ 1,767.00     $ 3,862.00
EQ/Evergreen International Bond               $ 381.00     $ 1,177.00     $ 2,019.00     $ 4,350.00
EQ/Evergreen Omega                            $ 384.00     $ 1,186.00     $ 2,035.00     $ 4,379.00
EQ/FI Mid Cap                                 $ 375.00     $ 1,158.00     $ 1,989.00     $ 4,291.00
EQ/Franklin Income                            $ 400.00     $ 1,233.00     $ 2,111.00     $ 4,522.00
EQ/Franklin Small Cap Value                   $ 403.00     $ 1,242.00     $ 2,126.00     $ 4,551.00
EQ/Franklin Templeton Founding Strategy       $ 429.00     $ 1,316.00     $ 2,247.00     $ 4,775.00
EQ/GAMCO Mergers and Acquisitions             $ 404.00     $ 1,245.00     $ 2,131.00     $ 4,560.00
EQ/GAMCO Small Company Value                  $ 382.00     $ 1,180.00     $ 2,024.00     $ 4,359.00
EQ/International Core PLUS                    $ 389.00     $ 1,199.00     $ 2,055.00     $ 4,417.00
EQ/International Growth                       $ 408.00     $ 1,255.00     $ 2,146.00     $ 4,589.00
EQ/JPMorgan Core Bond                         $ 349.00     $ 1,080.00     $ 1,860.00     $ 4,044.00
EQ/JPMorgan Value Opportunities               $ 368.00     $ 1,137.00     $ 1,953.00     $ 4,223.00
EQ/Large Cap Core PLUS                        $ 371.00     $ 1,146.00     $ 1,968.00     $ 4,252.00
EQ/Large Cap Growth PLUS                      $ 370.00     $ 1,143.00     $ 1,963.00     $ 4,242.00
EQ/Legg Mason Value Equity                    $ 376.00     $ 1,162.00     $ 1,994.00     $ 4,301.00
EQ/Long Term Bond                             $ 346.00     $ 1,071.00     $ 1,845.00     $ 4,014.00
EQ/Lord Abbett Growth and Income              $ 375.00     $ 1,158.00     $ 1,989.00     $ 4,291.00
EQ/Lord Abbett Large Cap Core                 $ 380.00     $ 1,174.00     $ 2,014.00     $ 4,340.00
EQ/Lord Abbett Mid Cap Value                  $ 379.00     $ 1,171.00     $ 2,009.00     $ 4,330.00
EQ/Marsico Focus                              $ 393.00     $ 1,211.00     $ 2,075.00     $ 4,456.00
EQ/Mid Cap Value PLUS                         $ 375.00     $ 1,158.00     $ 1,989.00     $ 4,291.00
-----------------------------------------------------------------------------------------------------


                                                                      Fee table
15

-----------------------------------------------------------------------------------------------------
                                           If you annuitize at the end of the applicable time
                                                                 period
-----------------------------------------------------------------------------------------------------
                                         1 year      3 years        5 years        10 years
-----------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------
EQ/Money Market                            N/A     $ 1,396.00     $ 2,153.00     $ 4,283.00
EQ/Montag & Caldwell Growth                N/A     $ 1,536.00     $ 2,385.00     $ 4,729.00
EQ/Mutual Shares                           N/A     $ 1,601.00     $ 2,491.00     $ 4,929.00
EQ/Oppenheimer Global                      N/A     $ 1,712.00     $ 2,671.00     $ 5,263.00
EQ/Oppenheimer Main Street Opportunity     N/A     $ 1,663.00     $ 2,592.00     $ 5,116.00
EQ/Oppenheimer Main Street Small Cap       N/A     $ 1,688.00     $ 2,631.00     $ 5,190.00
EQ/PIMCO Real Return                       N/A     $ 1,471.00     $ 2,277.00     $ 4,523.00
EQ/Short Duration Bond                     N/A     $ 1,437.00     $ 2,221.00     $ 4,414.00
EQ/Small Company Index                     N/A     $ 1,377.00     $ 2,122.00     $ 4,223.00
EQ/T. Rowe Price Growth Stock              N/A     $ 1,546.00     $ 2,400.00     $ 4,758.00
EQ/Templeton Growth                        N/A     $ 1,614.00     $ 2,511.00     $ 4,967.00
EQ/UBS Growth and Income                   N/A     $ 1,540.00     $ 2,390.00     $ 4,738.00
EQ/Van Kampen Comstock                     N/A     $ 1,505.00     $ 2,334.00     $ 4,631.00
EQ/Van Kampen Emerging Markets Equity      N/A     $ 1,688.00     $ 2,631.00     $ 5,190.00
EQ/Van Kampen Mid Cap Growth               N/A     $ 1,521.00     $ 2,359.00     $ 4,680.00
EQ/Van Kampen Real Estate                  N/A     $ 1,601.00     $ 2,491.00     $ 4,929.00
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
                                           If you surrender or do not surrender your contract at
                                                   the end of the applicable time period
-----------------------------------------------------------------------------------------------------
                                             1 year       3 years        5 years        10 years
-----------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------
EQ/Money Market                          $ 337.00     $ 1,046.00     $ 1,803.00     $ 3,933.00
EQ/Montag & Caldwell Growth              $ 384.00     $ 1,186.00     $ 2,035.00     $ 4,379.00
EQ/Mutual Shares                         $ 407.00     $ 1,251.00     $ 2,141.00     $ 4,579.00
EQ/Oppenheimer Global                    $ 444.00     $ 1,362.00     $ 2,321.00     $ 4,913.00
EQ/Oppenheimer Main Street Opportunity   $ 428.00     $ 1,313.00     $ 2,242.00     $ 4,766.00
EQ/Oppenheimer Main Street Small Cap     $ 436.00     $ 1,338.00     $ 2,281.00     $ 4,840.00
EQ/PIMCO Real Return                     $ 362.00     $ 1,121.00     $ 1,927.00     $ 4,173.00
EQ/Short Duration Bond                   $ 351.00     $ 1,087.00     $ 1,871.00     $ 4,064.00
EQ/Small Company Index                   $ 331.00     $ 1,027.00     $ 1,772.00     $ 3,873.00
EQ/T. Rowe Price Growth Stock            $ 388.00     $ 1,196.00     $ 2,050.00     $ 4,408.00
EQ/Templeton Growth                      $ 411.00     $ 1,264.00     $ 2,161.00     $ 4,617.00
EQ/UBS Growth and Income                 $ 386.00     $ 1,190.00     $ 2,040.00     $ 4,388.00
EQ/Van Kampen Comstock                   $ 374.00     $ 1,155.00     $ 1,984.00     $ 4,281.00
EQ/Van Kampen Emerging Markets Equity    $ 436.00     $ 1,338.00     $ 2,281.00     $ 4,840.00
EQ/Van Kampen Mid Cap Growth             $ 379.00     $ 1,171.00     $ 2,009.00     $ 4,330.00
EQ/Van Kampen Real Estate                $ 407.00     $ 1,251.00     $ 2,141.00     $ 4,579.00
-----------------------------------------------------------------------------------------------------

* The EQ/Ariel Appreciation II variable investment option is not available for TSA contracts.

For information on how your contract works under certain hypothetical circumstances, please see Appendix III at the end of this prospectus.



CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this prospectus for the unit values and number of units outstanding as of the periods shown for each of the variable investment options, available as of December 31, 2007.



16 Fee table

1. Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." Your initial contribution must be from the transfer of the cash value of an EQUI-VEST(SM) traditional IRA, Roth IRA, NQ, TSA or the same IRA and NQ contract types offered in an EQUI-VEST(SM) Express(SM) contract that you currently own under which withdrawal charges no longer apply. The contract that you purchase must be the same type of contract (for example, an NQ contract to an NQ contract; or a Roth IRA contract to a Roth IRA contract), except for a SEP, SARSEP or SIMPLE IRA for which an IRA contract will be purchased. We also intend to offer direct rollovers to IRAs for TSA contracts in 2008. We require a minimum initial contribution of $50,000 for you to purchase a contract. Any additional contributions must also be a transfer of the total cash value of an EQUI-VEST(SM) traditional IRA, Roth IRA, NQ, TSA or the same IRA and NQ contract types offered in an EQUI-VEST(SM) Express(SM) contract that you own to a contract of the same type (under which withdrawal charges no longer apply). Additional contributions can be transferred from existing contracts until the annuitant attains age 86. No other contributions are permitted. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.


In order to purchase an EQUI-VEST(SM) At Retirement(SM) contract, you must select at least one of the optional benefits available under EQUI-VEST(SM) At Retirement(SM). However, the standard death benefit can only be elected if GMIB is elected.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. Under NQ contracts, the annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Contract    Available for
type        annuitant ages    Source of contributions
----------------------------------------------------------------------------------------------------------------------------------
NQ*         55 through 75*   Transfer from an existing EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) NQ contract
----------------------------------------------------------------------------------------------------------------------------------
IRA         55 through 75    Transfer from an existing EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) IRA (including QP IRA) or SEP,
                             SARSEP or SIMPLE IRA contract
----------------------------------------------------------------------------------------------------------------------------------
Roth IRA    55 through 75    Transfer from an existing EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) Roth IRA contract
----------------------------------------------------------------------------------------------------------------------------------
TSA**       55 through 75    Transfer from an existing EQUI-VEST(SM) TSA contract (employer or plan approval required; contract must continue to be part of a 403(b) plan.)
----------------------------------------------------------------------------------------------------------------------------------


* If there are more than 2 owners on the existing EQUI-VEST(SM) contract, a change of owner form must be completed so that there are only 2 owners before the transfer to an EQUI- VEST(SM) At Retirement(SM) contract is requested. Joint owners are available for NQ contracts only.


** The following applies only to TSA contracts: EQUI-VEST(SM) At Retirement(SM) is not available if you have made designated Roth contributions to your original EQUI-VEST(SM) contract. Also, due to federal tax law changes, we intend to amend our procedures to permit funds from an EQUI-VEST(SM) TSA contract which would qualify to be transferred to an EQUI-VEST(SM) At Retirement(SM) TSA (or which were transferred to EQUI-VEST(SM) At Retirement(SM) TSA), to be directly rolled over to an EQUI-VEST(SM) At Retirement(SM) IRA instead. This would apply in situations where the EQUI-VEST(SM) At Retirement(SM) TSA would not continue to be part of a 403(b) plan. See the discussion under "Tax information" later in this prospectus.



For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this prospectus.


                                               Contract features and benefits 17

OWNER AND ANNUITANT REQUIREMENTS

Under all IRA and TSA contracts, the owner and annuitant must be the same individual. Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability corporations to be owners. We also reserve the right to prohibit the availability of this contract to other non-natural owners. For NQ contracts, we limit ownership to two joint owners. Only natural persons can be joint owners.

For the Spousal protection feature to apply, the spouses must be joint owners. If your EQUI-VEST(SM) NQ contract has a spousal joint owner, upon transfer to the EQUI-VEST(SM) At Retirement(SM) contract such joint owner will automatically become the joint owner under the EQUI-VEST(SM) At Retirement(SM) contract.


The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as indicated for TSA contracts below, contributions to your EQUI-VEST(SM) at Retirement(SM) contract can only be made through a direct transfer from an EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) contract that you own to the same type of contract. That is, a traditional IRA must be transferred to a traditional IRA; a Roth IRA must be transferred to a Roth IRA; an NQ contract must be exchanged for another NQ contract with the same owner(s) and annuitant. In the case of a SEP, SARSEP or SIMPLE IRA, a traditional IRA will be purchased.

The following applies only to TSA contracts: EQUI-VEST(SM) At Retirement(SM) is not available if you have made designated Roth contributions to your original EQUI-VEST(SM) contract. A direct TSA to TSA contract transfer (whether a contract exchange under the same 403(b) plan or a 403(b) plan to another 403(b) plan direct transfer) may still be made from an EQUI-VEST(SM) TSA contract, but only with employer or plan approval and only if the contract continues to be part of a 403(b) plan. Also, due to federal tax law changes, we intend to amend our procedures to permit funds from an EQUI-VEST(SM) TSA contract which would qualify to be transferred to an EQUI-VEST(SM) At Retirement(SM) TSA (or which were transferred to EQUI-VEST(SM) At Retirement(SM) TSA), to be directly rolled over to an EQUI-VEST(SM) At Retirement(SM) IRA instead. This would apply in situations where the EQUI-VEST(SM) At Retirement(SM) TSA would not continue to be part of a 403(b) plan. See the discussion under "Tax information" later in this prospectus.



WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?


You can choose from among the variable investment options, the guaranteed interest option and the fixed maturity options. Certain investment options may not be available in all states. See Appendix V later in this prospectus for state variations.



VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.


18  Contract features and benefits

PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.



----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 Objective                                                applicable)
----------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                     o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                     o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Long-term growth of capital.                              o AllianceBernstein L.P.
 EQUITY
                                                                                        o ClearBridge Advisors, LLC

                                                                                        o Legg Mason Capital Management, Inc.

                                                                                        o Marsico Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital      o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.
                                                                                        o Pacific Investment Management Company
                                                                                          LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.                              o Invesco Aim Capital Management, Inc.

                                                                                        o RCM Capital Management LLC

                                                                                        o Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current        o Pacific Investment Management Company
                              income and capital appreciation.                            LLC

                                                                                        o Post Advisory Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.                              o AllianceBernstein L.P.
 EQUITY
                                                                                        o JPMorgan Investment Management Inc.

                                                                                        o Marsico Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 19

----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                 Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  Objective                                             applicable)
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                           o AllianceBernstein L.P.
 CORE EQUITY
                                                                                      o Janus Capital Management LLC

                                                                                      o Thornburg Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                           o RCM Capital Management LLC
 GROWTH
                                                                                      o TCW Investment Management Company

                                                                                      o T. Rowe Price Associates, Inc.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                           o AllianceBernstein L.P.
 VALUE
                                                                                      o Institutional Capital LLC

                                                                                      o MFS Investment Management
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP           Long-term growth of capital.                           o AllianceBernstein L.P.
 GROWTH
                                                                                      o Franklin Advisers, Inc.

                                                                                      o Provident Investment Counsel, Inc.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     Long-term growth of capital.                           o AXA Rosenberg Investment Management LLC

                                                                                      o TCW Investment Management Company

                                                                                      o Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.                           o Eagle Asset Management, Inc.
 GROWTH
                                                                                      o Wells Capital Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.                           o Franklin Advisory Services, LLC
 VALUE
                                                                                      o Lazard Asset Management LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        Long-term growth of capital.                           o Firsthand Capital Management, Inc.
                                                                                      o RCM Capital Management LLC
                                                                                      o Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  Objective                                             applicable)
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-      Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 MON STOCK
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve high current income consistent with   o AllianceBernstein L.P.
 MEDIATE GOVERNMENT            relative stability of principal.
 SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 NATIONAL
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   Seeks to achieve high current income consistent with   o AllianceBernstein L.P.
 BOND                          moderate risk to capital.
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks to achieve capital appreciation.                 o AllianceBernstein L.P.
----------------------------------------------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II       Seeks to achieve long-term capital appreciation.       o Ariel Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------------


20 Contract features and benefits

----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 Objective                                              applicable)
----------------------------------------------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE        Seeks to increase value through bull markets and bear   o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY            markets using strategies that are designed to limit
                              exposure to general equity market risk.
----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE      Seeks to achieve capital appreciation and secondarily,  o BlackRock Investment Management, LLC
 EQUITY                       income.
----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL    Seeks to provide current income and long-term growth    o BlackRock Investment Management
 VALUE                        of income, accompanied by growth of capital.              International Limited
----------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY     Seeks to achieve a combination of growth and income to  o Boston Advisors, LLC
 INCOME                       achieve an above-average and consistent total return.
----------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY           Seeks to achieve long-term capital appreciation.        o Calvert Asset Management Company, Inc.
 RESPONSIBLE
                                                                                      o Bridgeway Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH    Seeks to achieve long-term growth of capital.           o Capital Guardian Trust Company
----------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN           Seeks to achieve long-term growth of capital.           o Capital Guardian Trust Company
 RESEARCH
----------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH        Seeks to maximize current income.                       o Caywood-Scholl Capital Management
 YIELD BOND
----------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE     Seeks to achieve long-term growth of capital.           o Davis Selected Advisers, L.P.
----------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX           Seeks to achieve a total return before expenses that    o AllianceBernstein L.P.
                              approximates the total return performance of the S&P
                              500 Index, including reinvestment of dividends, at a
                              risk level consistent with that of the S&P 500 Index.
----------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL    Seeks to achieve capital growth and current income.     o Evergreen Investment Management
 BOND                                                                                   Company, LLC
                                                                                      o First International Advisors, LLC (dba
                                                                                        "Evergreen International")
----------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA            Seeks to achieve long-term capital growth.              o Evergreen Investment Management Company, LLC
----------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                 Seeks to achieve long-term growth of capital.           o Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN INCOME            Seeks to maximize income while maintaining prospects    o Franklin Advisers, Inc.
                              for capital appreciation.
----------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE   Seeks to achieve long-term total return.                o Franklin Advisory Services, LLC
----------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON         Primarily seeks capital appreciation and secondarily    o AXA Equitable
 FOUNDING STRATEGY            seeks income.
----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND          Seeks to achieve capital appreciation.                  o GAMCO Asset Management Inc.
 ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY        Seeks to maximize capital appreciation.                 o GAMCO Asset Management Inc.
 VALUE
----------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS    Seeks to achieve long-term growth of capital.           o AXA Equitable

                                                                                      o Mellon Capital Management Corporation

                                                                                      o Wentworth Hauser and Violich, Inc.
----------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH       Seeks to achieve capital appreciation.                  o MFS Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 21

----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  Objective                                             applicable)
----------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          Seeks to provide a high total return consistent with   o JPMorgan Investment Management Inc.
                               mod erate risk to capital and maintenance of
                               liquidity.
----------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              Seeks to achieve long-term capital appreciation.       o JPMorgan Investment Management Inc.
 OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         Seeks to achieve long-term growth of capital with a    o AXA Equitable
                               secondary objective to seek reasonable current
                               income. For  purposes of this Portfolio, the words     o Institutional Capital LLC
                               "reasonable current income" mean moderate income.
                                                                                      o Mellon Capital Management Corporation
----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth              o AXA Equitable

                                                                                      o Marsico Capital Management, LLC

                                                                                      o Mellon Capital Management Corporation

----------------------------------------------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     Seeks to achieve long-term growth of capital.          o Legg Mason Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation      o BlackRock Financial Management, Inc.
                               through investment in long-maturity debt obligations.
----------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of    o Lord, Abbett & Co. LLC
 INCOME                        income without excessive fluctuation in market value.
----------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Seeks to achieve capital appreciation and growth of    o Lord, Abbett & Co. LLC
 CORE                          income with reasonable risk.
----------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.                 o Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks to achieve long-term growth of capital.          o Marsico Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation.       o AXA Equitable

                                                                                      o Mellon Capital Management Corporation

                                                                                      o Wellington Management Company LLP
----------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income,        o The Dreyfus Corporation
                               preserve its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                 o Montag & Caldwell, Inc.
 GROWTH
----------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL SHARES               Seeks to achieve capital appreciation, which may       o Franklin Mutual Advisers, LLC
                               occa sionally be short-term, and secondarily, income.
----------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          Seeks to achieve capital appreciation.                 o OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve long-term capital appreciation.       o OppenheimerFunds, Inc.
 OPPORTUNITY
----------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve capital appreciation.                 o OppenheimerFunds, Inc.
 SMALL CAP
----------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks to achieve maximum real return consistent with   o Pacific Investment Management Company,
                               preservation of real capital and prudent investment      LLC
                               man agement.
----------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         Seeks to achieve current income with reduced           o BlackRock Financial Management, Inc.
                               volatility of principal.
----------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before      o AllianceBernstein L.P.
                               the deduction of Portfolio expenses) the total return
                               of the Russell 2000 Index.
----------------------------------------------------------------------------------------------------------------------------------


22 Contract features and benefits

----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name               Objective                                                applicable)
----------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH     Seeks to achieve long-term capital appreciation and       o T. Rowe Price Associates, Inc.
 STOCK                      secondarily, income.
----------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH         Seeks to achieve long-term capital growth.                o Templeton Global Advisors Limited
----------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME    Seeks to achieve total return through capital             o UBS Global Asset Management
                            appreciation with income as a secondary consideration.      (Americas) Inc.
----------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK      Seeks to achieve capital growth and income.               o Morgan Stanley Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING      Seeks to achieve long-term capital appreciation.          o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
----------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP       Seeks to achieve capital growth.                          o Morgan Stanley Investment Management Inc.
 GROWTH
----------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE   Seeks to provide above average current income and         o Morgan Stanley Investment Management Inc.
                            long-term capital appreciation.
----------------------------------------------------------------------------------------------------------------------------------



You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the portfolios. The prospectuses should be read carefully before investing.



                                               Contract features and benefits 23

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.


We assign an interest rate each month to amounts allocated to the guaranteed interest option.


We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)   the minimum interest rate guaranteed over the life of the contract,

(2)   the yearly guaranteed interest rate for the calendar year, and

(3)   the current interest rate.


We set current interest rates periodically, according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but do not reflect the deduction of any optional benefit charges. See Appendix V later in this prospectus for state variations.

Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. Generally, the minimum yearly rate for 2008 is 2.75%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this prospectus for restrictions on transfers to and from the guaranteed interest option.


FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15 for maturity years ranging from one through ten. Not all of these fixed maturity options will be available for annuitant ages 76 and above. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o     the rate to maturity is 3%; or

o     the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b)   withdraw the maturity value.


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 15, 2008, the next available maturity date was June 15, 2013 (see "About our fixed maturity options" in "More Information," later in this prospectus). We may change our procedures in the future.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount


24  Contract features and benefits
applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

                  (a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

                  (b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix I at the end of this prospectus provides an example of how the market value adjustment is calculated.

ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more, or all, of the variable investment options, guaranteed interest option and fixed maturity options (subject to availability in certain states--see Appendix IV later in this prospectus for state variations). Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Only one amount may be allocated to any one fixed maturity option. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The standard death benefit can only be elected with GMIB. Any of the enhanced death benefits can be elected by themselves or with GMIB.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits as described in this section. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

o your initial contribution and any subsequent contributions to the contract; less

o a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

6% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

o your initial contribution and any subsequent contributions to the contract; plus

o     daily roll-up; less

o a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this prospectus.

The effective annual roll-up rate credited to this benefit base is:

o 6% with respect to the variable investment options (other than EQ/AllianceBernstein Intermediate Government Securities, EQ/Money Market, and EQ/Short Duration Bond); and

o 3% with respect to the EQ/AllianceBernstein Intermediate Government Securities, EQ/Money Market, and EQ/Short Duration Bond, the fixed maturity options, the guaranteed interest option and the loan reserve account under TSA (if applicable).

The benefit base stops rolling up after the contract anniversary following the annuitant's 85th birthday. As noted above, the effective annual roll-up rate is either 3% or 6%, depending on the investment option(s) selected. You should consider the difference in the roll-up rate when you select investment option(s) and investment programs, such as dollar cost averaging.


                                              Contract features and benefits  25

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, AND THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any subsequent contributions),

                                       or

o your highest account value on any contract anniversary up to the contract anniversary following the annuitant's 85th birthday, plus any contributions made since the most recent ratchet occurred,

                                      less

o a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or on any later contract date anniversary until age
75. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset for five years. If after your death your spouse continues this contract, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is the annuitant's age 75.


It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset; you may not exercise until the tenth contract date anniversary following the date of the reset. See "Guaranteed minimum income benefit option--Exercise rules" below for more information regarding the 10 year waiting period. Please note that resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, although there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this prospectus. Also, owners of IRA and TSA contracts whose lifeline required minimum distributions must begin before the end of the new exercise waiting period should consider carefully before resetting their rollup benefit base. If the required minimum distributions exceed 6% of the reset benefit base, they would cause a pro rata reduction in the benefit base. On the other hand, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions actually exceed the 6% threshold. See "Lifetime require minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.


The Roll-Up benefit base for both the Greater of enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.


ANNUITY PURCHASE FACTORS


Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed in "Guaranteed minimum income benefit option" below and annuity payout options are discussed in "Accessing your money" later in this prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's age and sex in certain instances. Your contract specifies different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options but we will always use the guaranteed purchase factors to determine your periodic payments under the Guaranteed minimum income benefit.



GUARANTEED MINIMUM INCOME BENEFIT OPTION ("GMIB")

The Guaranteed minimum income benefit is available if the annuitant is age 55 through 75 at the time the contract is issued. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

If the annuitant was older than age 60 at the time an IRA or TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this prospectus for more information.


26  Contract features and benefits

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the annuitant's age as follows:

--------------------------------------------------------------------------------
              Level payments
--------------------------------------------------------------------------------
                           Period certain
                                years
                           -----------------------------------------------------
   Annuitant's
 age at exercise             IRAs        NQ
--------------------------------------------------------------------------------
  75 and younger             10          10

        76                    9          10

        77                    8          10

        78                    7          10

        79                    7          10

        80                    7          10

        81                    7          9

        82                    7          8

        83                    7          7

        84                    6          6

        85                    5          5
--------------------------------------------------------------------------------
We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base at guaranteed annuity purchase factors, or (ii) the income provided by applying your account value at our then current annuity purchase factors. For TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. The payments will be less than 1/12 or 1/4 of the annual payments, respectively, due to the effect of interest compounding. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except, as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the annuitant's current age and benefit base, as follows:

o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

o If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

o If your aggregate withdrawals during any contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year) or in the first contract year, all contributions received in the first 90 days;

o     Upon annuitant reaching age 85.

Please note that if you participate in our RMD automatic withdrawal option, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6% of your Roll-Up benefit base.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of


                                              Contract features and benefits  27
the date of this prospectus, assuming no additional contributions, withdrawals or loans under TSA contracts, and assuming there were no allocations to the EQ/AllianceBernstein Intermediate Government Securities, EQ/Money Market, EQ/Short Duration Bond, the guaranteed interest option, the fixed maturity options or the loan reserve account.


--------------------------------------------------------------------------------
                              Guaranteed minimum income
      Contract date        benefit -- annual income pay-
 anniversary at exercise           able for life
--------------------------------------------------------------------------------
            10            $11,891

            15            $18,597
--------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information, within 30 days following your contract date anniversary in order to exercise this benefit. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES.

You are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's 85th birthday;

(ii) if the annuitant was age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary which follows the annuitant's attainment of age 85;

(iii) for EQUI-VEST(SM) At Retirement(SM) TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an EQUI-VEST(SM) At Retirement(SM) IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(iv) if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the date of the reset. Please note that resetting your Roll-Up benefit base will lengthen the waiting period;

(v) a successor owner/annuitant may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original annuitant could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The successor owner/annuitant's age on the date of the annuitant's death replaces the annuitant's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;

(vi) if you are the owner but not the annuitant and you die prior to exercise, then the following applies:

      o A successor owner who is not the annuitant may not be able to exercise the guaranteed minimum income benefit without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract anniversary on which you could exercise the benefit.

      o If the successor owner is the annuitant, the guaranteed minimum income benefit continues only if the benefit could be exercised under the rules described above on a contract anniversary that is within one year following the owner's death. This would be the only opportunity for the successor owner to exercise. If the guaranteed minimum income benefit cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

      o If you designate your surviving spouse as successor owner, the guaranteed minimum income benefit continues and your surviving spouse may exercise the benefit according to the rules described above even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

      o A successor owner or beneficiary that is a trust or other non-natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

See "When an NQ contract owner dies before the annuitant" under "Payment of death benefit" later in this prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals affect your Guaranteed minimum


28  Contract features and benefits
income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this prospectus for more information on these guaranteed benefits.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions adjusted for any withdrawals. The standard death benefit, available at no additional charge, may be elected only in conjunction with the Guaranteed minimum income benefit. Either one of the enhanced death benefits can be elected by itself or with the Guaranteed minimum income benefit. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

For an additional charge, you may elect one of the enhanced death benefits. If you elect one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the annuitant's death adjusted for any subsequent withdrawals, whichever provides the higher amount. See "Payment of death benefit" later in this prospectus for more information.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this prospectus for more information.

OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR ANNUITANT AGES 55 THROUGH 75 AT ISSUE.


Subject to state availability, you may elect one of the following enhanced death benefits (see Appendix V later in this prospectus for state availability of these benefits):


o     Annual Ratchet to age 85.

o     The greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit " in "Accessing your money" later in this prospectus for more information on these guaranteed benefits.


See Appendix III later in this prospectus for an example of how we calculate an enhanced death benefit.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your contract, you may return it to us for a refund or reinstate your original EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) contract. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply.


For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions but will not include interest. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o     you cancel your contract during the free look period; or

o     you change your mind before you receive your contract.

If you cancel your EQUI-VEST(SM) At Retirement(SM) contract during the free look period and choose to reinstate your EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) contract, the death benefit under your EQUI-VEST(SM) contract will be restored to its value before the transfer to the EQUI-VEST(SM) At Retirement(SM) contract occurred. Please see "Tax information" later in this prospectus for possible consequences of cancelling your contract.


In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrender of your contract to receive its cash value," later in this prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this prospectus for possible consequences of cancelling your contract.


Our processing office, or your financial professional, can provide you with the cancellation instructions.


                                              Contract features and benefits  29

2. Determining your contract's value


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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; and (iv) the loan reserve account (applicable to TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of optional benefit charges; and (ii) the amount of any outstanding loan plus accrued interest (applicable to TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)   mortality and expense;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)   increased to reflect subsequent contributions;

(ii)  decreased to reflect a withdrawal;

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a TSA contract.

In addition, when we deduct the enhanced death benefit and/or Guaranteed minimum income benefit charges, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.


See Appendix V later in this prospectus for any state variations with regard to terminating your contract.



GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this prospectus for information on this feature.


30  Determining your contract's value

3. Transferring your money among investment options


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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o If the annuitant is age 76 or older, you must limit your transfers to fixed maturity options with maturities of five years or less.

o We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin.

o If you already have an amount in a fixed maturity option, you may not add additional amounts to that same option.

o If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

o A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

In addition, we reserve the right to restrict transfers among variable investment options including limitations on the number, frequency or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Dollar Cost Averaging" below in this section) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through EQAccess. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)   the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)   the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


                            Transferring your money among investment options  31

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.


Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option under a dollar cost averaging program.

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Units measure your value in each variable investment option.
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For information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" under "Contract features and benefits" earlier in the prospectus.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $2,000, you may choose, at any time, to have amounts transferred from that option to the other variable investment options on a monthly basis. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $50. The maximum amount we will transfer is equal to your value in the EQ/Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.


INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. Election of either option does not change the general limitation under your contract that no more than 25% of any contribution may be allocated to the guaranteed interest option described above under "Allocating your contributions." If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers will be made on a monthly basis. You can specify the number of monthly


32 Transferring your money among investment options transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value." Election of the option does not change the general limitation under your contract that no more than 25% of any contribution may be allocated to the guaranteed interest option described above under "Allocating your contributions."

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option into the variable investment options of your choice. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option. Election of the option does not change the general limitation under your contract that no more than 25% of any contribution may be allocated to the guaranteed interest option described above under "Allocating your contributions."


WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.


REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. Election of either option does not change the general limitation under your contract that no more than 25% of any contribution may be allocated to the guaranteed interest option described above under "Allocating your contributions." You must tell us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semian nually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Election of option II is subject to the 25% allocation restriction into the guaranteed interest option described above under "Transferring your account value," in this section. Transfer restrictions out of the guaranteed interest option may apply in accordance with
(a), (b) and (c) under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
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You may elect the rebalancing program at any time. To be eligible, you must have
(i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested. The rebalancing program will then remain in effect unless you request in writing that it be cancelled.

You may change your allocation instructions or cancel the program at any time.

For TSA contracts with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the Loan Reserve Account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans under TSA contracts" in "Accessing your money," later in this prospectus.)


                            Transferring your money among investment options  33

4. Accessing your money


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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract value" earlier in this prospectus and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.



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                             Method of withdrawal
                    ------------------------------------------------------------
                                               Lifetime required
                                                   minimum
     Contract       Partial      Systematic      distribution
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NQ                  Yes            Yes                No
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IRA                 Yes            Yes               Yes
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Roth IRA            Yes            Yes                No
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TSA                 Yes            Yes               Yes
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PARTIAL WITHDRAWALS

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.


SYSTEMATIC WITHDRAWALS

If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from more than one variable investment option (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or

(3)   you may specify a dollar amount from only one variable investment option.

You can cancel the systematic withdrawal option at any time.


You may elect to take systematic withdrawals at any time. If you own a TSA contract, you may not elect systematic withdrawals if you have a loan outstanding.



LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(IRA and TSA contracts only -- See "Tax information" later in this prospectus)


We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit, amounts withdrawn from the contract to meet required minimum distributions will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this prospectus.


You may elect this option in the year in which you reach age 70-1/2 or in any later year. To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300 or your account value, whichever is less. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this prospectus for your specific type of retirement arrangement.

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For IRA and TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
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Under TSA contracts, you may not elect our RMD automatic withdrawal option if a loan is outstanding.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our RMD automatic withdrawal option causes your cumulative withdrawals in the contract year to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).


34  Accessing your money

Owners of IRA and TSA contracts generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset" in "Contract features and benefits" earlier in this prospectus.


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to withdrawals from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE


If you are receiving Required Minimum Distribution payments from an IRA or TSA contract, you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA or IRA contract directly into an existing EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) NQ or Roth IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.



HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

In general, withdrawals (including required minimum distributions) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

With respect to the Guaranteed minimum income benefit and the greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, withdrawals will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during the contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal (including required minimum distributions) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.


WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate this contract if the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this prospectus.


LOANS UNDER TSA CONTRACTS


As a result of Federal Tax law changes beginning in 2007, loans are not available under an EQUI-VEST(SM) At Retirement(SM) TSA contract without employer or plan administrator approval. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

If loans are available, you should read the terms and conditions on our loan request form carefully before taking out a loan. Your contract contains further details of the loan provision. We will not permit you to take a loan while you are enrolled in our "required minimum distribution (RMD) automatic withdrawal option." We may also restrict the availability of loans if you have not fully repaid the entire outstanding balance of any prior loan.


If you exercise the GMIB option, any outstanding loan amount must be repaid or the loan will be defaulted.

We permit only one loan to be outstanding at any time. When you take a loan we will transfer certain amounts to a loan reserve account.

A loan with respect to an EQUI-VEST(SM) At Retirement(SM) TSA contract, will not be treated as a taxable distribution unless:

o     it exceeds limits of federal income tax rules; or

o     interest and principal are not paid when due.


Loans under TSA contracts are discussed further in "Tax information" later in this prospectus. The tax consequences of failure to repay a loan when due are substantial and may result in severe restrictions on your ability to borrow amounts. Also, see "Tax information" later in this prospectus for general rules applicable to loans.


LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer to a "loan reserve account" an amount equal to the sum of (1)


                                                        Accessing your money  35
the loan amount, which will earn interest at the "loan reserve account rate" during the loan term and (2) 10% of the loan amount, which will earn interest at the guaranteed interest rate. You may not make any withdrawals or transfers among investment options or any other transaction from the loan reserve account until after repayment of the principal amount then due. You may specify on the loan request form from which investment option(s) the loan reserve account will be funded.


The "loan reserve account rate" will equal the loan interest rate minus a maximum rate of 2%.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract value" in "Contract features and benefits" earlier in this prospectus.


You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)   the New York Stock Exchange is closed or restricts trading,


(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or


(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and fixed maturity options (other than for death benefits) for up to six months while you are living.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

Deferred annuity contracts such as EQUI-VEST(SM) At Retirement(SM) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When you annuitize your EQUI-VEST(SM) At Retirement(SM) contract, all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your EQUI-VEST(SM) At Retirement(SM) contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms.


Your EQUI-VEST(SM) At Retirement(SM) contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix V later in this prospectus for variations that may apply in your state.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this prospectus).


--------------------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity            Life annuity
   payout options (as described in    Life annuity with period certain
   a separate prospectus for this
   option)
--------------------------------------------------------------------------------
Income Manager(SM) payout options     Life annuity with period certain
   (available for annuitants age 83   Period certain annuity
   or less at contract issue) (as
   described in a separate prospec-
   tus for this option)
--------------------------------------------------------------------------------
o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The


36  Accessing your money
      period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(SM) PAYOUT OPTIONS

The Income Manager(SM) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(SM) payout annuity contract. You may request an illustration of the Income Manager(SM) payout annuity contract from your financial professional. Income Manager(SM) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(SM) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(SM) payout options provide guaranteed level payments. The Income Manager(SM) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only).

For TSA contracts, if you want to elect an Income Manager(SM) payout option, we will first roll over amounts in such contract to an IRA contract.

You may choose to apply only part of the account value of your EQUI-VEST(SM) At Retirement(SM) contract to an Income Manager(SM) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your EQUI-VEST(SM) At Retirement(SM) contract. For the tax consequences of withdrawals, see "Tax information" later in this prospectus.

The Income Manager(SM) payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the EQUI-VEST(SM) At Retirement(SM) contract date. Except with respect to the Income Manager(SM) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will decrease if you increase the duration or frequency of a non-life contingent annuity or the certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.


                                                        Accessing your money  37

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(SM) payout option is chosen.



ANNUITY MATURITY DATE


Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the annual statement one year prior to the maturity age.

Please see Appendix V later in this prospectus for variations that may apply in your state.



38  Accessing your money

5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o     A mortality and expense risks charge

o     An administrative charge

o     A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary, a charge for each optional benefit that you elect: a death benefit (other than the Standard death benefit); and the Guaranteed minimum income benefit.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. A variable immediate annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


MORTALITY AND EXPENSE RISKS CHARGE


We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard minimum death benefit. The daily charge is equivalent to an annual rate of 0.75% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.



ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% of the net assets in each variable investment option.


DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE

There is no annual administrative charge for your EQUI-VEST(SM) At Retirement(SM) contract.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix V later in this prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, on other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year (please see the definition of "contract date anniversary" under "What is EQUI-VEST(SM) At Retirement(SM)?" on page 1). A market value adjustment will apply to deductions from the fixed maturity options.



                                                        Charges and expenses  39

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract value" earlier in this prospectus.


STANDARD DEATH BENEFIT. There is no additional charge for the standard death benefit.



GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix V later in this prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are still insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid on other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract value" earlier in this prospectus.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY ANNUITIZATION PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity annuitization payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o     Management fees ranging from 0.10% to 1.40%.


o     12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o     Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.



GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


40  Charges and expenses

6. Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under NQ jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the annuitant's death adjusted for any subsequent withdrawals. For TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made.


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.


Generally, the death of the annuitant terminates the contract. However, a surviving spouse, who is the sole primary beneficiary, of a deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. The successor owner/ annuitant feature is only available under NQ and IRA contracts. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules.


For NQ, TSA and IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, the beneficiary named to receive this death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the Guaranteed minimum income benefit and you are the owner, but not the annuitant. Because the payments under the Guaranteed minimum income benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the Guaranteed minimum income benefit, if you die before annuity payments begin. Therefore, one year before you become eligible to exercise the Guaranteed minimum income benefit, you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see "Exercise rules," under "Guaranteed minimum income benefit option," in "Contract features and benefits" earlier in this prospectus.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (the "5-year rule"), or in a joint ownership situation, the death of the first owner to die.

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the successor owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

o     A successor owner should consider naming a new beneficiary.

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living. An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed in "Beneficiary continuation option" below.


The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules.



SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor


                                                    Payment of death benefit  41
owner/annuitant. The successor owner/annuitant must be age 85 or younger as of the date of the non-surviving spouse's death.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary to effect the Successor owner/annuitant feature, we will increase the account value to equal your elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

We will determine whether your applicable Guaranteed minimum death benefit option will continue as follows:

o If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/ annuitant was age 84 or younger at death, the guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

o If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/ annuitant was age 85 or older at death, we will reinstate the Guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

o If the successor owner/annuitant is age 76 or over on the date of the original owner/annuitant's death, the Guaranteed minimum death benefit will no longer grow, and we will no longer charge for the benefit.

For information on the operation of the successor owner/annuitant feature with the Guaranteed minimum income benefit, see "Exercise of Guaranteed minimum income benefit" under "Guaranteed minimum income benefit option" in "Contract features and benefits," earlier in this prospectus.


SPOUSAL PROTECTION

SPOUSAL PROTECTION OPTION FOR NQ CONTRACTS ONLY. This feature permits spouses who are joint contract owners to increase the account value to equal the guaranteed minimum death benefit, if higher, upon the death of either spouse. This account value "step up" occurs even if the surviving spouse was the named annuitant. If you and your spouse jointly own the contract and one of you is the named annuitant, you may elect the Spousal protection option at the time you purchase your contract at no additional charge. Both spouses must be between the ages of 55 and 70 at the time the contract is issued and must each be named the primary beneficiary in the event of the other's death.

The annuitant's age is generally used for the purpose of determining contract benefits. However, for the Annual Ratchet to age 85 and the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 guaranteed minimum death benefits, the benefit is based on the older spouse's age. The older spouse may or may not be the annuitant. However, for purposes of the Guaranteed minimum death benefit/ guaranteed minimum income benefit roll-up benefit base reset option, the last age at which the benefit base may be reset is based on the annuitant's age, not the older spouse's age.

If the annuitant dies prior to annuitization, the surviving spouse may elect to receive the death benefit, or, if eligible, continue the contract as the sole owner/annuitant by electing the successor owner/ annuitant option. If the non-annuitant spouse dies prior to annuitization, the surviving spouse continues the contract automatically as the sole owner/annuitant. In either case, the contract would continue, as follows:

o As of the date we receive due proof of the spouse's death, the account value will be reset to equal the Guaranteed minimum death benefit as of the date of the non-surviving spouse's death, if higher.

o The Guaranteed minimum death benefit continues to be based on the older spouse's age for the life of the contract, even if the younger spouse is originally or becomes the sole owner/annuitant.

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the successor owner/annuitant, if applicable. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this prospectus.

We will not allow Spousal protection to be added after contract issue. If there is a change in owner or primary beneficiary, the Spousal protection benefit will be terminated. If you divorce but do not change the owner or primary beneficiary, Spousal protection continues.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract in the deceased contract owner's name and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA, TSA and NQ contracts.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA, ROTH IRA AND TSA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value adjusted for any subsequent withdrawals.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA and TSA contracts, if you die before your Required Beginning Date for Required


42  Payment of death benefit

Minimum Distributions, as discussed later in this prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA, Roth IRA, and TSA contracts:



o The contract continues with your name on it for the benefit of your beneficiary.


o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no subsequent contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit or an optional enhanced death benefit, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o     Loans will no longer be available for TSA contracts.

o The beneficiary may choose at any time to withdraw all or a portion of the account value.

o     Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.


o The contract continues with your name on it for the benefit of your beneficiary.


o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no subsequent contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit or an optional enhanced death benefit, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. If the beneficiary chooses "Withdrawal Option 1", the beneficiary cannot later withdraw funds in addition to the scheduled payments the beneficiary is receiving; "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. However, the scheduled payments under "Withdrawal Option 1" are afforded favorable tax treatment as "annuity payments." See "Taxation of nonqualified annuities" in "Tax Information" later in this prospectus.

o     Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we


                                                    Payment of death benefit  43
      receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If you are both the owner and annuitant:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value, adjusted for any subsequent withdrawals.

If the owner and annuitant are not the same person:

o If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

o     The annuity account value will not be reset to the death benefit amount.

If a contract is jointly owned:

o The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

o If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" earlier in this section.

o If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" earlier in this section.


44  Payment of death benefit

7. Tax information


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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(SM) At Retirement(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, the amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as EQUI-VEST(SM) At Retirement(SM)'s choice of death benefits, the Guaranteed minimum income benefit, selection of variable investment options, guaranteed interest option, fixed maturity options and its choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS

GMIB and other annuitization payments that are based on life or life expectancy are considered annuity payments for tax purposes. Once


                                                             Tax information  45
annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.


In order to get annuity payment tax treatment described here, all amounts under the contract must be applied to an annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES

The sole way to purchase an EQUI-VEST(SM) At Retirement(SM) NQ contract is through a transfer of funds from the original EQUI-VEST(SM) contract which is the source contract. Normally, exchanges of contracts are taxable events. The transfer will be a tax deferred exchange under Section 1035 of the Internal Revenue Code if:

o The contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract.

o The owner and the annuitant are the same under the original EQUI-VEST(SM) contract and the EQUI-VEST(SM) At Retirement(SM) NQ contract.

The tax basis, also referred to as your investment in the contract, of the original EQUI-VEST(SM) contract carries over to the EQUI-VEST(SM) At Retirement(SM) NQ contract.

Section 1035 exchanges are generally not available after the death of the owner, or annuitant, as applicable. Partial 1035 exchanges are not available to purchase an EQUI-VEST(SM) At Retirement(SM) contract.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


BENEFICIARY CONTINUATION OPTION

We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under the beneficiary continuation option for a prior similar version of the NQ contract. See the discussion "Beneficiary continuation option for NQ Contracts only" in "Payment of death benefit" earlier in this prospectus. Among other things, the IRS rules that:

o scheduled payments under the beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects "Withdrawal Option 1" or "Withdrawal Option 2";

o scheduled payments, any additional withdrawals under "Withdrawal Option 2", or contract surrenders under "Withdrawal Option 1" will only be taxable to the beneficiary when amounts are actually paid, regardless of the Withdrawal Option selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with "Withdrawal Option 1" will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.


The ruling specifically does not address the taxation of any payments received by a beneficiary electing "Withdrawal Option 2" (whether scheduled payments or any withdrawal that might be taken).

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o     on or after your death; or

o     because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas.


46  Tax information

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account A. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account A. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.


Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account A, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account A.



INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets funding the account typically include mutual funds and/or individual stocks and/or securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o     Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for an opinion letter from the IRS to approve the respective forms of the EQUI-VEST(SM) At Retirement(SM) traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the EQUI-VEST(SM) At Retirement(SM) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this prospectus. If you cancel a traditional IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o     "regular" contributions out of earned income or compensation; or

o     tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

This IRA may be funded through direct transfer of funds only and not through regular or rollover contributions.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.


                                                             Tax information  47

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, under technical income tax rules; or


o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds.



ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVER AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.


ROLLOVERS TO ELIGIBLE RETIREMENT PLANS


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.


Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


REQUIRED MINIMUM DISTRIBUTIONS


BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.


WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially


48  Tax information
choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "required minimum distribution (RMD) automatic withdrawal option." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant. SUCCESSOR OWNER AND ANNUITANT

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, no death benefit is payable until your


                                                             Tax information  49
surviving spouse's death. The required minimum distribution rules are applied as if your surviving spouse is the contract owner.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o     on or after your death; or

o     because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies using an IRS-approved distribution method).



ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)


This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The EQUI-VEST(SM) At Retirement(SM) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Generally, individuals may make four different types of contributions to purchase a Roth IRA or as later additions to an existing Roth IRA:

o     regular after-tax contributions out of earnings; or


o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements; or


o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

This Roth IRA may be funded only through direct transfer of funds and not through regular Roth IRA contributions or rollover contributions. Also, if the funds are originally in a traditional IRA, you must convert to Roth IRA in your original EQUI-VEST(SM) contract before you apply the funds to an EQUI-VEST(SM) At Retirement(SM) contract.

RECHARACTERIZATIONS

Generally, you may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution. Any recharacterization of a Roth IRA contribution to a traditional IRA contribution, if available, must be done in the original EQUI-VEST(SM) Roth IRA contract and not in the EQUI-VEST(SM) At Retirement(SM) contract.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o     rollovers from a Roth IRA to another Roth IRA;

o     direct transfers from a Roth IRA to another Roth IRA;

o     qualified distributions from a Roth IRA; and

o     return of excess contributions or amounts recharacterized to a traditional
      IRA.

You may roll over amounts from one Roth IRA to another Roth IRA if you complete the transaction within 60 days of when you receive the funds. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth


50  Tax information

IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o     you are age 59-1/2 or older; or

o     you die; or

o     you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)   Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

      (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

      (b)   Nontaxable portion.

(3)   Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2008 and the conversion contribution is made in 2009, the conversion contribution is treated as contributed prior to other conversion contributions made in 2009.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


TAX-SHELTERED ANNUITY CONTRACTS (TSAS)


GENERAL

This section of the Prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)". If the rules are the same as those that apply to another kind of contract, for example, traditional IRA contracts, we will refer you to the same topic under "traditional IRAs."

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The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which become fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.
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FINAL REGULATIONS UNDER SECTION 403(B)


The IRS and the Treasury Department published final Treasury Regulations under
Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and opera-



                                                             Tax information  51
tion of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules become fully effective on January 1, 2009, but various transition rules apply beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

PERMISSIBLE INVESTMENTS. The 2007 Regulations retain the rule that there are generally two types of investments available to fund 403(b) plans -- an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) funding vehicles qualify for tax deferral.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for Section 403(b) plans. As of January 1, 2009, employers sponsoring 403(b) plans must have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms. As part of this process, the sponsoring employer must also designate the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations.

If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(SM) TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.

Although it is not clear under the 2007 Regulations, it appears that (i) annuity contracts issued to employees terminating employment or retiring from service with the employer which provided the funds may not be considered as 403(b) annuity contracts if no longer part of the employer's plan, or (ii) even if such contracts retain 403(b) status (so that amounts can be rolled over into another eligible retirement plan which agrees to accept the funds), loans are not available. For this reason you should discuss with your tax adviser whether you should purchase an EQUI-VEST(SM) at Retirement(SM) TSA contract or retain a previously-purchased contract, or instead roll it over into another eligible retirement plan which will accept the funds, such as a traditional IRA.

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

EFFECT OF THE 2007 REGULATIONS ON CONTRIBUTIONS TO THE EQUI-VEST(SM) AT RETIREMENT(SM) TSA CONTRACT

Because the EQUI-VEST(SM) at Retirement(SM) TSA contract (i) was designed to be purchased through an individual-initiated, Rev. Rul. 90-24 tax-free direct transfer of funds from one 403(b) arrangement to another and (ii) does not accept employer-remitted contributions, contributions after September 24, 2007 to an EQUI-VEST(SM) at Retirement(SM) TSA contract are extremely limited as described below. EQUI-VEST(SM) at Retirement(SM) TSA contracts issued pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.

Contributions after September 24, 2007 to an EQUI-VEST(SM) at Retirement(SM) TSA contract may only be made where AXA Equitable is an "approved vendor" under an employer's 403(b) plan in that participants in that 403(b) plan are currently contributing to another AXA Equitable 403(b) contract, and the employer agrees to enter into an information sharing agreement by January 1, 2009 with AXA Equitable with respect to the EQUI-VEST(SM) at Retirement(SM) TSA contract.

DIRECT TRANSFER CONTRIBUTIONS

A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is



52  Tax information
issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of
Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

The amount of any direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.


DISTRIBUTIONS FROM TSAS

GENERAL. Certain amounts under a 403(b) TSA contract may be restricted from withdrawal but these restrictions do not apply after severance from employment with the employer who provided the funds to purchase the contract. The EQUI-VEST(SM) At Retirement(SM) TSA contract is available for purchase only to TSA participants who are no longer employed with the employer who provided the funds for the purchase of the original EQUI-VEST(SM) TSA contract. Prior to the 2007 Regulations, restrictions on distributions which generally apply to certain amounts in TSAs did not apply to loans, withdrawals or other payments for such severed-from-employment individuals. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. It is not clear how the 2007 Regulations affect post-separation from service contract withdrawals from the At Retirement(SM) TSA. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer, 403(b) plans.) Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" later in this section. In addition, TSA distributions may be subject to additional tax penalties.


If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your investment in the contract, if any. We will report all distributions from this TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable. EQUI-VEST(SM)At Retirement(SM) is not available if you have made designated Roth contributions to your original EQUI-VEST(SM) contract.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. GMIB and other annuitization payments that are based on the annuitant's life or life expectancy are considered annuity payments for tax purposes. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan.

A surviving spouse might also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover, beginning in 2008. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:


Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution.


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The entire unpaid balance of the loan, including unpaid interest, is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:


o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and, (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(SM) At Retirement(SM) TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed with respect to an EQUI-VEST(SM) At Retirement(SM) TSA contract and not repaid may be treated as a distribution if:

o     the loan does not qualify under the conditions above; or

o     the participant fails to repay the interest or principal when due.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.


TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Effective beginning in 2008, distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. Rollovers are subject to the Roth IRA conversion rules, which restrict conversions of traditional IRAs to Roth IRAs to taxpayers with adjusted gross income of no more than $100,000, whether single or married filing jointly.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, contract exchange under the same 403(b) plan, or under Rev. Rul. 90-24 prior to the 2007 Regulations, are not distributions.


REQUIRED MINIMUM DISTRIBUTIONS

Generally the same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION.

The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For 403(b) plan participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement. (This exception is unlikely to apply as severance from employment from the employer who provided the funds to purchase the original EQUI-VEST(SM) TSA contract is a condition for purchasing the EQUI-VEST(SM) At Retirement(SM) TSA contract.)

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it applies only to people who purchase their EQUI-VEST(SM) At Retirement(SM) TSA contract by direct Revenue Ruling 90-24 transfers. The information from your original EQUI-VEST(SM) contract carries over.


SPOUSAL CONSENT RULES


If your original EQUI-VEST(SM) TSA contract is subject to ERISA, your purchase of EQUI-VEST(SM) At Retirement(SM) TSA contract is subject to prior spousal consent. Your spouse must sign the Conversion Acknowledgement Form. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.



54  Tax information

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o     on or after your death; or

o     because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However we may require additional documentation in the case of payments made to non United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $18,720 in periodic annuity payments in 2008, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at anytime.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a TSA. If a non-periodic distribution from a TSA is not an eligible rollover distribution then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSA DISTRIBUTIONS


Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:


o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or


                                                             Tax information  55

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and your designated beneficiary); or


o substantially equal periodic payments made for a specified period of 10 years or more; or

o     hardship withdrawals; or


o     corrective distributions that fit specified technical tax rules; or

o a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse, may be a distribution subject to mandatory 20% withholding.



IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


56  Tax information

8. More information


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ABOUT OUR SEPARATE ACCOUNT A


Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.


Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account A that is available under the contract invests solely in Class IB/B shares issued by the corresponding portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)   to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)   to deregister Separate Account A under the Investment Company Act of 1940;

(6)   to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of the Trusts may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust which generally accompany this prospectus, or in their respective SAIs which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained from TOPS or EQAccess or your financial professional.


The rates to maturity for new allocations as of February 15, 2008 and the related price per $100 of maturity value were as shown below:



--------------------------------------------------------------------------------
  Fixed Maturity
   Options with
     June 15th                   Rate to               Price
  Maturity Date of           Maturity as of         Per $100 of
    Maturity Year          February 15, 2008       Maturity Value
--------------------------------------------------------------------------------
       2008                       3.00%**             $ 99.02
       2009                       3.00%**             $ 96.14
       2010                       3.00%**             $ 93.34
       2011                       3.00%**             $ 90.62
       2012                       3.00%**             $ 87.98
       2013                       3.20%               $ 84.53
       2014                       3.65%               $ 79.69
       2015*                      4.05%               $ 74.74
       2016*                      4.25%               $ 70.68
       2017*                      4.45%               $ 66.60
--------------------------------------------------------------------------------


                                                            More information  57

*     Not available in Oregon

** Since these rates to maturity are 3%, no amounts could have been allocated to these options.




HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

      (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

      (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

      (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

      (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)   We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. See Appendix I at the end of this prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to


58  More information
certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.



BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

      -     on a non-business day:
      -     after 4:00 p.m., Eastern Time on a business day; or
      - after an early close of regular trading on the NYSE on a business day.


o A loan request under your TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

o     the election of trustees; or

o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


                                                            More information  59

SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to the separate account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS


AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon the separate account, our ability to meet our obligations under the contracts, or the distribution of the contracts.



FINANCIAL STATEMENTS


The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 800-628-6673.



TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit and/or Guaranteed minimum income benefit ("Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. Please speak with your financial professional for further information. See Appendix IV later in this prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of IRA or TSA contracts except by surrender to us. Loans are not available and you cannot assign IRA contracts as security for a loan or other obligation. Loans are generally available under a TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA or TSA contract to another similar arrangement under federal income tax rules.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Account A. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable and under common control of AXA Financial, Inc. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors also acts as a distributor for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with AXA Advisors ("Selling broker-dealers"). AXA Advisors is under the common control of AXA Financial, Inc.

AXA Equitable pays compensation to AXA Advisors based on contracts sold.

Sales compensation paid to AXA Advisors will be asset-based and will generally not exceed 0.10% of the account value of the contract on an ongoing annual basis.

AXA Advisors, in turn, may pay a portion of the asset-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. The asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.



AXA Advisors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by it or on its behalf. AXA Advisors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(SM) At Retirement(SM) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Advisors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These



60  More information
payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Advisors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of AXA Advisors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.


AXA Advisors will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. AXA Advisors or its affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.


In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any asset-based compensation paid by AXA Equitable to AXA Advisors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



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9. Incorporation of certain documents by reference


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AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2007 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference. AXA Equitable intends to send owners account statements and other such legally-required reports. AXA Equitable does not anticipate such reports will include periodic financial statements or information concerning AXA Equitable.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Please see the Registration Statement for additional information concerning the Market Value Adjustment.


The Annual Report includes the audited consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (the "AXA Equitable Financial Statements"). The AXA Equitable Financial Statements are included in the Annual Report and incorporated by reference into this prospectus in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm. The AXA Equitable Financial Statements are also included in the Annual Report and incorporated by reference into this prospectus in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firms as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.


Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the website is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).


62  Incorporation of certain documents by reference

Appendix I: Condensed financials


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The following tables show the accumulation unit values and the number of outstanding units for each variable investment option on the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.





THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

--------------------------------------------------------------------------------
                                                              For the years
                                                            ending December 31,
                                                           ---------------------
                                                             2007         2006
--------------------------------------------------------------------------------
AXA Aggressive Allocation
--------------------------------------------------------------------------------
 Unit value                                                $ 97.11     $ 104.54
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
AXA Conservative Allocation
--------------------------------------------------------------------------------
 Unit value                                                $102.82     $ 101.50
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             1           --
--------------------------------------------------------------------------------
AXA Conservative-Plus Allocation
--------------------------------------------------------------------------------
 Unit value                                                $100.87     $ 102.29
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
AXA Moderate Allocation
--------------------------------------------------------------------------------
 Unit value                                                $ 99.38     $ 102.92
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             3           --
--------------------------------------------------------------------------------
AXA Moderate-Plus Allocation
--------------------------------------------------------------------------------
 Unit value                                                $ 98.88     $ 103.68
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            13           --
--------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock
--------------------------------------------------------------------------------
 Unit value                                                $ 95.05     $ 103.98
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/AllianceBernstein Intermediate Government Securities
--------------------------------------------------------------------------------
 Unit value                                                $105.16     $ 100.25
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/AllianceBernstein International
--------------------------------------------------------------------------------
 Unit value                                                $ 96.39     $ 105.78
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             1           --
--------------------------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth
--------------------------------------------------------------------------------
 Unit value                                                $104.11     $ 103.07
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/AllianceBernstein Quality Bond
--------------------------------------------------------------------------------
 Unit value                                                $103.54     $ 100.62
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth
--------------------------------------------------------------------------------
 Unit value                                                $ 99.28     $ 103.66
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             1           --
--------------------------------------------------------------------------------
EQ/AllianceBernstein Value
--------------------------------------------------------------------------------
 Unit value                                                $ 88.84     $ 104.11
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             1           --
--------------------------------------------------------------------------------
EQ/Ariel Appreciation II
--------------------------------------------------------------------------------
 Unit value                                                $ 88.34     $ 103.36
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------


                                            Appendix I: Condensed financials A-1

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.


--------------------------------------------------------------------------------
                                                              For the years
                                                            ending December 31,
                                                           ---------------------
                                                             2007        2006
--------------------------------------------------------------------------------
EQ/AXA Rosenberg Value Long/Short Equity
--------------------------------------------------------------------------------
 Unit value                                                $ 100.29   $  99.01
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity
--------------------------------------------------------------------------------
 Unit value                                                $  91.70   $ 104.24
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                              1         --
--------------------------------------------------------------------------------
EQ/BlackRock International Value
--------------------------------------------------------------------------------
 Unit value                                                $  98.44   $ 104.70
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income
--------------------------------------------------------------------------------
 Unit value                                                $  94.66   $ 104.50
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------
 Unit value                                                $ 101.62   $ 101.26
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Capital Guardian Growth
--------------------------------------------------------------------------------
 Unit value                                                $  97.10   $ 101.69
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Capital Guardian Research
--------------------------------------------------------------------------------
 Unit value                                                $  93.93   $ 102.34
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Caywood-Scholl High Yield Bond
--------------------------------------------------------------------------------
 Unit value                                                $ 100.04   $ 102.26
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Davis New York Venture
--------------------------------------------------------------------------------
 Unit value                                                $  95.94   $     --
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Equity 500 Index
--------------------------------------------------------------------------------
 Unit value                                                $  95.03   $ 103.03
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Evergreen International Bond
--------------------------------------------------------------------------------
 Unit value                                                $ 108.14   $ 101.77
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Evergreen Omega
--------------------------------------------------------------------------------
 Unit value                                                $  99.32   $ 103.62
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/FI Mid Cap
--------------------------------------------------------------------------------
 Unit value                                                $  95.26   $ 104.66
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                              1         --
--------------------------------------------------------------------------------
EQ/Franklin Income
--------------------------------------------------------------------------------
 Unit value                                                $  96.80   $ 102.67
--------------------------------------------------------------------------------
Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Franklin Small Cap Value
--------------------------------------------------------------------------------
 Unit value                                                $  81.76   $ 103.24
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy
--------------------------------------------------------------------------------
 Unit value                                                $  94.37   $     --
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions
--------------------------------------------------------------------------------
 Unit value                                                $  95.62   $ 102.27
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --         --
--------------------------------------------------------------------------------


A-2 Appendix I: Condensed financials

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

--------------------------------------------------------------------------------
                                                              For the years
                                                            ending December 31,
                                                           ---------------------
                                                             2007         2006
--------------------------------------------------------------------------------
EQ/GAMCO Small Company Value
--------------------------------------------------------------------------------
 Unit value                                                $ 94.52     $ 103.86
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             1           --
--------------------------------------------------------------------------------
EQ/International Core PLUS
--------------------------------------------------------------------------------
 Unit value                                                $102.01     $ 104.12
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/International Growth
--------------------------------------------------------------------------------
 Unit value                                                $101.57     $ 105.82
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/JPMorgan Core Bond
--------------------------------------------------------------------------------
 Unit value                                                $102.18     $ 100.66
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/JPMorgan Value Opportunities
--------------------------------------------------------------------------------
 Unit value                                                $ 90.10     $ 104.18
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Large Cap Core PLUS
--------------------------------------------------------------------------------
 Unit value                                                $ 95.91     $ 102.43
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Large Cap Growth PLUS
--------------------------------------------------------------------------------
 Unit value                                                $103.08     $ 104.10
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Legg Mason Value Equity
--------------------------------------------------------------------------------
 Unit value                                                $ 87.93     $ 104.08
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Long Term Bond
--------------------------------------------------------------------------------
 Unit value                                                $109.49     $ 100.40
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income
--------------------------------------------------------------------------------
 Unit value                                                $ 96.60     $ 103.02
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core
--------------------------------------------------------------------------------
 Unit value                                                $101.27     $ 103.63
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value
--------------------------------------------------------------------------------
 Unit value                                                $ 88.65     $ 103.83
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Marsico Focus
--------------------------------------------------------------------------------
 Unit value                                                $108.07     $ 105.05
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             1           --
--------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------
 Unit value                                                $ 87.71     $ 103.66
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Money Market
--------------------------------------------------------------------------------
 Unit value                                                $101.55     $ 100.60
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth
--------------------------------------------------------------------------------
 Unit value                                                $109.93     $ 101.82
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Mutual Shares
--------------------------------------------------------------------------------
 Unit value                                                $ 92.28     $ 103.66
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------


                                            Appendix I: Condensed financials A-3

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

--------------------------------------------------------------------------------
                                                               For the years
                                                            ending December 31,
                                                           ---------------------
                                                             2007         2006
--------------------------------------------------------------------------------
EQ/Oppenheimer Global
--------------------------------------------------------------------------------
 Unit value                                                $ 95.47     $ 105.12
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Oppenheimer Main Opportunity
--------------------------------------------------------------------------------
 Unit value                                                $ 94.35     $     --
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Small Cap
--------------------------------------------------------------------------------
 Unit value                                                $ 87.42     $ 102.70
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/PIMCO Real Return
--------------------------------------------------------------------------------
 Unit value                                                $109.88     $  99.43
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Short Duration Bond
--------------------------------------------------------------------------------
 Unit value                                                $103.00     $ 100.49
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Small Company Index
--------------------------------------------------------------------------------
 Unit value                                                $ 90.40     $ 102.91
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock
--------------------------------------------------------------------------------
 Unit value                                                $ 97.66     $ 100.02
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Templeton Growth
--------------------------------------------------------------------------------
 Unit value                                                $ 93.60     $ 104.20
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/UBS Growth and Income
--------------------------------------------------------------------------------
 Unit value                                                $ 92.64     $ 102.89
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Van Kampen Comstock
--------------------------------------------------------------------------------
 Unit value                                                $ 90.49     $ 102.92
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------
 Unit value                                                $115.64     $ 113.12
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             1           --
--------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
 Unit value                                                $105.71     $ 103.78
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Van Kampen Real Estate
--------------------------------------------------------------------------------
 Unit value                                                $ 82.82     $     --
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
Multimanager Aggressive Equity
--------------------------------------------------------------------------------
 Unit value                                                $ 99.59     $ 105.05
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
Multimanager Core Bond
--------------------------------------------------------------------------------
 Unit value                                                $106.02     $ 100.50
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
Multimanager Health Care
--------------------------------------------------------------------------------
 Unit value                                                $101.64     $ 100.02
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
Multimanager High Yield
--------------------------------------------------------------------------------
 Unit value                                                $ 99.91     $ 102.45
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------


A-4 Appendix I: Condensed financials

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

--------------------------------------------------------------------------------
                                                               For the years
                                                            ending December 31,
                                                           ---------------------
                                                             2007         2006
--------------------------------------------------------------------------------
Multimanager International Equity
--------------------------------------------------------------------------------
 Unit value                                                $ 100.71     $ 105.91
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --           --
--------------------------------------------------------------------------------
Multimanager Large Cap Core Equity
--------------------------------------------------------------------------------
 Unit value                                                $  95.23     $ 102.93
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --           --
--------------------------------------------------------------------------------
Multimanager Large Cap Growth
--------------------------------------------------------------------------------
 Unit value                                                $ 102.03     $ 101.24
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --           --
--------------------------------------------------------------------------------
Multimanager Large Cap Value
--------------------------------------------------------------------------------
 Unit value                                                $  94.15     $ 103.97
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                              1           --
--------------------------------------------------------------------------------
Multimanager Mid Cap Growth
--------------------------------------------------------------------------------
 Unit value                                                $  98.14     $ 103.27
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --           --
--------------------------------------------------------------------------------
Multimanager Mid Cap Value
--------------------------------------------------------------------------------
 Unit value                                                $  88.13     $ 102.93
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --           --
--------------------------------------------------------------------------------
Multimanager Small Cap Growth
--------------------------------------------------------------------------------
 Unit value                                                $  92.33     $ 103.48
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --           --
--------------------------------------------------------------------------------
Multimanager Small Cap Value
--------------------------------------------------------------------------------
 Unit value                                                $  84.78     $ 104.20
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                             --           --
--------------------------------------------------------------------------------
Multimanager Technology
--------------------------------------------------------------------------------
 Unit value                                                $ 103.56     $ 104.68
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                              1           --
--------------------------------------------------------------------------------

                                            Appendix I: Condensed financials A-5

Appendix II: Market value adjustment example


--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2008 to a fixed maturity option with a maturity date of June 15, 2016 (eight years later) at a hypothetical rate to maturity of 7.00% (h), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2012.(a)





--------------------------------------------------------------------------------
                                                           Hypothetical assumed
                                                            rate to maturity(j)
                                                             on June 15, 2012
                                                           ---------------------
                                                               5%          9%
--------------------------------------------------------------------------------
As of June 15, 2012 before withdrawal
--------------------------------------------------------------------------------
(1) market adjusted amount(b)                              $141,389    $121,737
--------------------------------------------------------------------------------
(2) fixed maturity amount(c)                               $131,104    $131,104
--------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                     $ 10,285    $ (9,367)
--------------------------------------------------------------------------------
On June 15, 2012 after $50,000 withdrawal
--------------------------------------------------------------------------------
(4) portion of market value adjustment associated
    with the withdrawal: (3) x [$50,000/(1)]               $  3,637    $ (3,847)
--------------------------------------------------------------------------------
(5) portion of fixed maturity associated with
    the withdrawal: $50,000 - (4)                          $ 46,363    $ 53,847
--------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                   $ 91,389    $ 71,737
--------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                       $ 84,741    $ 77,257
--------------------------------------------------------------------------------
(8) maturity value (d)                                     $111,099    $101,287
--------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:



(a)  Number of days from the withdrawal date to the maturity date = D = 1,461

(b)  Market adjusted amount is based on the following calculation:

     Maturity value                                $171,882
     ________________                          ________________
                                  =                                  where j is either 5% or 9%
       (1+j)(D/365)                            (1+j)(1,461/365)

(c)  Fixed maturity amount is based on the following calculation:

     Maturity value                                $171,882
     ________________                          __________________
                                  =
      (1+h)(D/365)                             (1+0.07)(1,461/365)

(d)  Maturity value is based on the following calculation:

     Fixed maturity amount x (1+h)(D/365) = ($84,741 or $77,257) x (1+0.07)(1,461/365)


B-1 Appendix II: Market value adjustment example

Appendix III: Enhanced death benefit example



--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/AllianceBernstein Intermediate Government Securities, EQ/Money Market, EQ/Short Duration Bond, the guaranteed interest option or the fixed maturity options, no subsequent contributions, no transfers, no withdrawals and no loans under a TSA contract, the enhanced death benefit for an annuitant age 55 would be calculated as follows:




--------------------------------------------------------------------------------
 End of
contract                      6% Roll-Up to age 85      Annual Ratchet to age 85
  year     Account value          benefit base               benefit base
--------------------------------------------------------------------------------
     1       105,000               106,000                     105,000
--------------------------------------------------------------------------------
     2       115,500               112,360                     115,500
--------------------------------------------------------------------------------
     3       129,360               119,102                     129,360
--------------------------------------------------------------------------------
     4       103,488               126,248                     129,360
--------------------------------------------------------------------------------
     5       113,837               133,823                     129,360
--------------------------------------------------------------------------------
     6       127,497               141,852                     129,360
--------------------------------------------------------------------------------
     7       127,497               150,363                     129,360
--------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85


(1) At the end of contract years 1 through 3, the death benefit is the current account value.

(2) At the end of contract years 4 through 7, the death benefit is the enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.



GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.*

* At the end of contract years 4 through 7, the death benefit will be the enhanced death benefit. At the end of contract years 1, 2 and 3, the death benefit will be the current account value.

                                Appendix III: Enhanced death benefit example C-1

Appendix IV: Hypothetical illustrations



--------------------------------------------------------------------------------

   ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                    BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "greater of 6% Roll-Up to Age 85 or the Annual Ratchet to age 85" guaranteed minimum death benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an EQUI-VEST(SM) At Retirement(SM) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.48)%, 3.52% for the EQUI-VEST(SM) At Retirement(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit and the Guaranteed minimum income benefit features. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the greater of 6% Roll-Up to age 85 and the Annual Ratchet to age 85 Guaranteed minimum death benefit charge and the Guaranteed minimum income benefit charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.69%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.29% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


D-1 Appendix IV: Hypothetical illustrations

Variable deferred annuity
EQUI-VEST(SM) At Retirement(SM)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 Guaranteed minimum death benefit
  Guaranteed minimum income benefit



                                                        Greater of 6% Roll-
                                                        Up to age 85 or the                              Lifetime Annual
                                                         Annual Ratchet to                      Guaranteed Minimum Income Benefit
                                                         age 85 Guaranteed                      ----------------------------------
                                                             Minimum                               Guaranteed       Hypothetical
                   Account Value         Cash Value       Death  Benefit    Total Death Benefit      Income            Income
       Contract ------------------- ------------------- ------------------- ------------------- ----------------- ----------------
 Age     Year       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        1     100,000  100,000    100,000  100,000    100,000  100,000    100,000  100,000     N/A      N/A      N/A      N/A
 61        2      96,195  102,195     96,195  102,195    106,000  106,000    106,000  106,000     N/A      N/A      N/A      N/A
 62        3      92,405  104,388     92,405  104,388    112,360  112,360    112,360  112,360     N/A      N/A      N/A      N/A
 63        4      88,624  106,573     88,624  106,573    119,102  119,102    119,102  119,102     N/A      N/A      N/A      N/A
 64        5      84,848  108,747     84,848  108,747    126,248  126,248    126,248  126,248     N/A      N/A      N/A      N/A
 65        6      81,071  110,902     81,071  110,902    133,823  133,823    133,823  133,823     N/A      N/A      N/A      N/A
 66        7      77,288  113,032     77,288  113,032    141,852  141,852    141,852  141,852     N/A      N/A      N/A      N/A
 67        8      73,491  115,132     73,491  115,132    150,363  150,363    150,363  150,363     N/A      N/A      N/A      N/A
 68        9      69,677  117,192     69,677  117,192    159,385  159,385    159,385  159,385     N/A      N/A      N/A      N/A
 69       10      65,837  119,205     65,837  119,205    168,948  168,948    168,948  168,948     N/A      N/A      N/A      N/A
 74       15      46,024  128,231     46,024  128,231    226,090  226,090    226,090  226,090   14,266   14,266   14,266   14,266
 79       20      24,477  134,399     24,477  134,399    302,560  302,560    302,560  302,560   20,393   20,393   20,393   20,393
 84       25          20  135,629         20  135,629    404,893  404,893    404,893  404,893   34,821   34,821   34,821   34,821
 89       30           0  144,223          0  144,223          0  429,187          0  429,187     N/A      N/A      N/A      N/A
 94       35           0  157,642          0  157,642          0  429,187          0  429,187     N/A      N/A      N/A      N/A
 95       36           0  160,616          0  160,616          0  429,187          0  429,187     N/A      N/A      N/A      N/A



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.



                                     Appendix IV: Hypothetical illustrations D-2

Appendix V: State contract availability and/or variations of certain features and benefits



--------------------------------------------------------------------------------


The following information is a summary of the states where the EQUI-VEST(SM) At RetirementSM contract or certain features and/or benefits are either not available as of the date of this prospectus or vary from the contract's features and benefits as previously described in this prospectus.

STATES WHERE CERTAIN EQUI-VEST(SM) AT RETIREMENTSM FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAS CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:



-----------------------------------------------------------------------------------------------------------------------------------
State           Features and Benefits                           Availability or Variation
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   Guaranteed minimum death benefit/Guaranteed     Not Available
                minimum income benefit roll-up benefit base
                reset

                Guaranteed minimum income benefit               Not Available
                "no lapse  guarantee"
-----------------------------------------------------------------------------------------------------------------------------------
MINNESOTA       Guaranteed minimum death benefit/Guaranteed     Not Available
                minimum income benefit roll-up benefit base
                reset

                Guaranteed minimum income benefit "no lapse     Not Available
                guarantee"
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK        Converting your EQUI-VEST(SM) contract to an    All references to converting your EQUI-VEST(SM) contract to
                EQUI-VEST(SM) At Retirement(SM) contract        EQUI-VEST(SM) At RetirementSM is changed to: exchanging your
                                                                EQUI-VEST(SM) contract for an EQUI-VEST(SM) At RetirementSM contract.

                Greater of the 6% Roll-Up to age 85 or the      Not Available
                Annual Ratchet to age 85 enhanced death
                benefit

                Guaranteed minimum death benefit/               Not Available
                Guaranteed minimum income benefit roll-up
                benefit base reset

                Guaranteed minimum  income benefit              Not Available
                "no lapse guarantee"

                Deduction of Charges for optional benefits      With regard to the Guaranteed minimum income benefit
                                                                charge and the Annual ratchet to age 85 enhanced death
                                                                benefit charge, we will deduct the related charge as follows:
                                                                we will deduct the charge from your value in the variable
                                                                investment options on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will
                                                                apply to deductions from the fixed maturity options.

                                                                Deductions from the fixed maturity options cannot cause the net interest credited for the contract year to fall below 3.0%.

                Insufficient Account Value                      If the account value in the variable investment options and the fixed maturity options is insufficient to pay the enhanced death benefit charge and/or the guaranteed minimum
                                                                income benefit charge, and there is no account value in the guaranteed interest option, the contract will terminate with-
                                                                out value, and you will lose any applicable benefits.

                Annuity maturity date                           The maturity date is the contract date anniversary that fol-
                                                                lows the annuitant's 90th birthday.

                Variable Immediate Annuity Payout Options --    Not available on a Single life basis.
                Life Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
OREGON          Fixed maturity options                          Not Available
-----------------------------------------------------------------------------------------------------------------------------------


E-1 Appendix V: State contract availability and/or variations of certain features and benefits

Statement of additional information


--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                           Page
Who is AXA Equitable?                                                       2
Calculating unit values                                                     2
Custodian and independent registered public accounting firm                 2
Distribution of the contracts                                               2
Financial statements                                                        2

How to obtain an EQUI-VEST(SM) At Retirement(SM) Statement of Additional Information for Separate Account A


Call (800) 628-6673 or send this request form to:
 EQUI-VEST(SM) At Retirement(SM)
 P.O. Box 4956
 Syracuse, NY 13221-4956




Please send me an EQUI-VEST(SM) At Retirement(SM) SAI for Separate Account A dated May 1, 2008.




--------------------------------------------------------------------------------
Name



--------------------------------------------------------------------------------
Address



--------------------------------------------------------------------------------
City                          State           Zip





                                                                          X02026
                                           EQUI-VEST(SM) At Retirement(SM) ('04)

EQUI-VEST(SM)

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2008


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.


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WHAT IS EQUI-VEST(SM)?


EQUI-VEST(SM) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or in our fixed maturity options ("investment options"). This contract may not currently be available in all states.



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 Variable investment options
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 Fixed income
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o AXA Conservative Allocation(*)        o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation(*)   o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate     o EQ/Money Market
  Government Securities                 o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond     o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond     o Multimanager Core Bond
o EQ/Evergreen International Bond       o Multimanager High Yield
o EQ/Franklin Income
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 Domestic stocks
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o AXA Aggressive Allocation(*)          o EQ/Lord Abbett Mid Cap Value
o AXA Moderate-Plus Allocation(*)       o EQ/Marsico Focus
o EQ/AllianceBernstein Common Stock     o EQ/Mid Cap Value PLUS(3)
o EQ/AllianceBernstein Large Cap        o EQ/Montag & Caldwell Growth
  Growth                                o EQ/Mutual Shares
o EQ/AllianceBernstein Small Cap        o EQ/Oppenheimer Main Street
  Growth                                  Opportunity
o EQ/AllianceBernstein Value            o EQ/Oppenheimer Main Street
o EQ/Ariel Appreciation II                Small Cap
o EQ/AXA Rosenberg Value Long/Short     o EQ/Small Company Index
  Equity                                o EQ/T. Rowe Price Growth Stock
o EQ/BlackRock Basic Value Equity       o EQ/Templeton Growth
o EQ/Boston Advisors Equity Income      o EQ/UBS Growth and Income
o EQ/Calvert Socially Responsible       o EQ/Van Kampen Comstock
o EQ/Capital Guardian Growth            o EQ/Van Kampen Mid Cap Growth
o EQ/Capital Guardian Research          o EQ/Van Kampen Real Estate
o EQ/Davis New York Venture             o Multimanager Aggressive Equity
o EQ/Equity 500 Index                   o Multimanager Health Care
o EQ/Evergreen Omega                    o Multimanager Large Cap Core Equity
o EQ/FI Mid Cap                         o Multimanager Large Cap Growth
o EQ/Franklin Small Cap Value           o Multimanager Large Cap Value
o EQ/Franklin Templeton Founding        o Multimanager Mid Cap Growth
  Strategy                              o Multimanager Mid Cap Value
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Small Cap Growth
o EQ/GAMCO Small Company Value          o Multimanager Small Cap Value
o EQ/JPMorgan Value Opportunities       o Multimanager Technology
o EQ/Large Cap Core PLUS(1)             o Target 2015 Allocation
o EQ/Large Cap Growth PLUS(2)           o Target 2025 Allocation
o EQ/Legg Mason Value Equity            o Target 2035 Allocation
o EQ/Lord Abbett Growth and Income      o Target 2045 Allocation
o EQ/Lord Abbett Large Cap Core
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 International stocks
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o EQ/AllianceBernstein International    o EQ/Van Kampen Emerging Markets
o EQ/BlackRock International Value        Equity
o EQ/International Core PLUS(4)         o MarketPLUS International Core
o EQ/International Growth               o Multimanager International Equity
o EQ/Oppenheimer Global
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 Balanced/hybrid
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o AXA Moderate Allocation(*)
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(*) The AXA Allocation portfolios.

(1) Formerly named "MarketPLUS Large Cap Core."

(2) Formerly named "MarketPLUS Large Cap Growth."

(3) Formerly named "MarketPLUS Mid Cap Value."

(4) Formerly named "MarketPLUS International Core."

You may allocate amounts to the variable investment options under your choice of investment method subject to any restrictions. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio of either the EQ Advisors Trust or AXA Premier VIP Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the fixed maturity options, which are discussed later in this prospectus.


TYPES OF CONTRACTS. For existing and new contract owners, we offer the contracts for use as:

o   A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), any of traditional IRA, Roth IRA or Inherited IRA beneficiary continuation contracts ("Inherited IRA").


A minimum contribution of $50 for IRAs ($5,000 for Inherited IRA) and $1,000 for NQ is required to purchase a contract.
For existing contract owners only:

o QP IRA (please see Appendix I -- these contracts are no longer available for new purchasers). Unless otherwise indicated, information for QP IRA is the same as traditional IRA.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2008, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.




The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                               X02039 Series 800

Although this prospectus is primarily designed for potential purchasers of the contract, you may have previously purchased a contract and are receiving this prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features and charges of the contract may have varied over time and may vary depending on your state. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your contract and/or see Appendices I and V.

Contents of this prospectus

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EQUI-VEST(SM)
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Index of key words and phrases                                               5
Who is AXA Equitable?                                                        6
How to reach us                                                              7
EQUI-VEST(SM) at a glance -- key features                                    9

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FEE TABLE                                                                   12
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Examples                                                                    15
Condensed financial information                                             18



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1. CONTRACT FEATURES AND BENEFITS                                           19
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How you can purchase and contribute to your contract                        19
Owner and annuitant requirements                                            21
How you can make your contributions                                         21
What are your investment options under the contract?                        21
Portfolios of the Trusts                                                    22
Selecting your investment method                                            28
Allocating your contributions                                               29
Your right to cancel within a certain number of days                        29
Death benefit                                                               29
Inherited IRA beneficiary continuation contract                             30



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2. DETERMINING YOUR CONTRACT'S VALUE                                        32
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Your account value and cash value                                           32
Your contract's value in the variable investment options                    32
Your contract's value in the guaranteed interest option                     32
Your contract's value in the fixed maturity options                         32


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"We," "our" and "us" refer to AXA Equitable.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsi bility that the prospectus is discussing at that point. This is usually the contract owner.



                                                  Contents of this prospectus  3

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3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         33
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Transferring your account value                                             33
Disruptive transfer activity                                                33
Automatic transfer options                                                  34
Investment simplifier                                                       34
Rebalancing your account value                                              35



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4. ACCESSING YOUR MONEY                                                     36
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Withdrawing your account value                                              36
How withdrawals are taken from your account value                           37
Surrender of your contract to receive its cash value                        37
Termination                                                                 37
When to expect payments                                                     37
Your annuity payout options                                                 37



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5. CHARGES AND EXPENSES                                                     40
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Charges that AXA Equitable deducts                                          40
Charges under the contracts                                                 40
Charges that the Trusts deduct                                              43
Group or sponsored arrangements                                             43
Other distribution arrangements                                             43



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6. PAYMENT OF DEATH BENEFIT                                                 44
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Your beneficiary and payment of benefit                                     44
How death benefit payment is made                                           44
Beneficiary continuation option                                             45



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7. TAX INFORMATION                                                          47
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Overview                                                                    47
Buying a contract to fund a retirement arrangement                          47
Transfers among investment options                                          47
Taxation of nonqualified annuities                                          47
Individual retirement arrangements ("IRAs")                                 49
Roth individual retirement annuities ("Roth IRAs")                          55
Federal and state income tax withholding and
     information reporting                                                  60
Impact of taxes to AXA Equitable                                            60

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8. MORE INFORMATION                                                         61
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About Separate Account A                                                    61
About the Trusts                                                            61
About our fixed maturity options                                            61
About the general account                                                   62
About other methods of payment                                              63
Dates and prices at which contract events occur                             63
About your voting rights                                                    63
About legal proceedings                                                     64
Financial statements                                                        64
Transfers of ownership, collateral assignments, loans, and
     borrowing                                                              64
Distribution of the contracts                                               64



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9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                          66
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APPENDICES
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I   -- QP IRA contracts                                                    I-1

II  -- Condensed financial information                                    II-1
III -- Market value adjustment example                                   III-1
IV  -- Death benefit example                                              IV-1
V   -- State contract availability and/or variations of
       certain features and benefits                                       V-1

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STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
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4  Contents of this prospectus

Index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.



                                                   Page
   account value                                     32
   annuitant                                         19
   annuity payout options                            37
   beneficiary                                       44
   beneficiary continuation option                   45
   business day                                      63
   cash value                                        32
   conduit IRA                                       53
   contract date                                     10
   contract date anniversary                         10
   contract year                                     10
   contributions                                     19
   Contributions to Roth IRAs                        55
     regular contribution                            55
     rollovers and direct transfers                  55
     conversion contributions                        56
     direct transfers                                55
   Contributions to traditional IRAs                 49
     regular contribution                            49
     rollovers and transfers                         51
   Disruptive transfer activity                      33
   EQAccess                                           7
   fixed maturity amount                             27
   fixed maturity options                            27
   guaranteed interest option                        27
   IRA                                        cover, 48
   IRS                                               47
   Inherited IRA                              cover, 31
   investment options                         cover, 21
   market adjusted amount                            27
   market timing                                     34
   market value adjustment                           28
   maturity value                                    27
   NQ                                             cover
   partial withdrawals                               36
   portfolio                                      cover
   processing office                                  7
   QP IRA                                    Appendix I
   ratcheted death benefit                           30
   rate to maturity                                  27
   Required Beginning Date                           54
   Roth IRA                                   cover, 50
   SAI                                            cover
   SEC                                            cover
   TOPS                                               7
   traditional IRA                            cover, 50
   Trusts                                     cover, 62
   unit                                              32
   unit investment trust                             61
   variable investment options                cover, 21

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.



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 Prospectus                    Contract or Supplemental Materials
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 fixed maturity options        Guarantee Periods or Fixed Maturity Accounts
 variable investment options   Investment Funds or Investment Divisions
 account value                 Annuity Account Value
 rate to maturity              Guaranteed Rates
 guaranteed interest option    Guaranteed Interest Account
 unit                          Accumulation unit
 unit value                    Accumulation unit value

                                                Index of key words and phrases 5

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



6  Who is AXA Equitable?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:


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 FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS
 INDIVIDUALLY BY REGULAR MAIL:
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AXA Equitable
EQUI-VEST(SM)
Individual Collections
P.O. Box 13459
Newark, NJ 07188-0459

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 FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS
 INDIVIDUALLY BY EXPRESS DELIVERY:
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JPMorganChase
EQUI-VEST(SM) Lockbox #13459
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be used on express mail packages
Attn: Extraction Supervisor, (718) 242-2992


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 FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
 AND SENT BY REGULAR MAIL:
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AXA Equitable
EQUI-VEST(SM)
Unit Annuity Collections
P.O. Box 13463
Newark, NJ 07188-0463



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 FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
 AND SENT BY EXPRESS DELIVERY:
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AXA Equitable
JPMorganChase
EQUI-VEST(SM) Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be used on express mail packages
Attn: Extraction Supervisor, (718) 242-2992

For correspondence without checks:


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 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
 TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
 BY REGULAR MAIL:
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AXA Equitable
EQUI-VEST(SM) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956


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 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
 TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
 BY EXPRESS DELIVERY:
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AXA Equitable
EQUI-VEST(SM) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202

                      ----------------------------------

Your correspondence will be picked up at the mailing address noted above and delivered to the appropriate processing office. Your correspondence, however, is not considered received by us until it is received at one of our processing offices. Our processing office for correspondence with checks is 4 Chase Metrotech Center, 7th Floor, Brooklyn, NY. Our processing office for all other communications is 100 Madison Street, Suite 100, Syracuse, NY.




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 REPORTS WE PROVIDE:
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o   written confirmation of financial transactions;

o quarterly statements of your contract values as of the close of each calendar quarter; and

o annual statement of your contract values as of the contract date anniversary.

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 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 EQACCESS SYSTEMS:
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TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o   your current account value;

o   your current allocation percentages;

o   the number of units you have in the variable investment options;

o   rates to maturity for the fixed maturity options;

o   the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options (not available for transfers to fixed maturity options) and the guaranteed interest option; and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only).

Under TOPS only you can:

o   elect the investment simplifier.

Under EQAccess only you can:

o   make a contribution to your IRA or NQ annuity contract;


                                                        Who is AXA Equitable?  7

o   elect to receive certain contract statements electronically;

o   change your address; and

o   access "Frequently Asked Questions" and certain service forms.


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll-free (800) 755-7777. You may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity such as "market timing." (See "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus.)



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 CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.


Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.


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 TOLL FREE TELEPHONE SERVICE:
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You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.



WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:


(1)  conversion of your traditional IRA contract to a Roth IRA contract;


(2) cancellation of your Roth IRA contract and return to a traditional IRA contract;

(3)  election of the automatic investment program;

(4)  election of the investment simplifier;

(5)  election of the automatic deposit service;

(6)  election of the rebalancing program;

(7)  election of the required minimum distribution automatic withdrawal option;

(8)  election of the beneficiary continuation option;


(9) request for a transfer/rollover of assets or 1035 exchange to another carrier;

(10) election of the principal assurance allocation;

(11) purchase by, or change of ownership to, a non-natural owner; and

(12) contract surrender and withdrawal requests.



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;

(2)  beneficiary changes;


(3)  transfers among investment options; and

(4)  change of ownership.



TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2)  investment simplifier;

(3)  rebalancing program;

(4)  systematic withdrawals; and

(5)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, all must sign.


8  Who is AXA Equitable?

EQUI-VEST(SM) at a glance -- key features



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Professional investment    EQUI-VEST(SM) variable investment options invest in different portfolios sub-advised by professional
management                 investment advisers.
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Guaranteed interest        o Principal and interest guarantees
option
                           o Interest rates set periodically
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Fixed maturity options     o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.

                           o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
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                           If you make any withdrawals (including transfers, surrender or termination of your contract or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option.
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Tax advantages             o On earnings inside the    No tax until you make withdrawals from your contract or receive annuity
                             contract                  payments.

                           o On transfers inside the   No tax on transfers among investment options.
                             contract
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                           If you are purchasing an annuity contract as an Individual Retirement Annuity (IRA), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal
                           Revenue Code for individual retirement arrangements. Before purchasing one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these contracts with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" later in this prospectus.)
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Contribution amounts       o NQ:
                           -- $1,000 (initial) or $50 (minimum initial for payroll deduction); $50 (minimum additional).

                           o Traditional IRA and Roth IRA:
                           -- $50 (minimum initial and minimum additional).

                           o For NQ, traditional IRA, and Roth IRA: $20 under our automatic investment program.

                           o  Inherited IRA
                           -- $5,000 (minimum) $1,000 (minimum additional).

                           Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million under all EQUI-VEST(SM) series and EQUI-VEST(SM) At Retirement(SM) contracts with the same owner or annuitant
                           ($500,000 for owners or annuitants who are age 81 and older at contract issue).
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Death benefit protection   The contract provides a death benefit for the beneficiary should the annuitant die. The death benefit is equal to the account value or the standard death benefit, whichever is higher. However, if you elect the ratcheted death benefit, the death benefit is equal to the account value or the ratcheted death benefit, whichever is higher.
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Access to your money       o Partial withdrawals

                           o Several withdrawal options on a periodic basis

                           o Contract surrender

                           You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a penalty tax.
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Payout options             o Fixed annuity payout options

                           o Variable Immediate Annuity payout options (described in a separate prospectus for that option)
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                                     EQUI-VEST(SM) at a glance -- key features 9

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Additional features        o Dollar-cost averaging by automatic transfers
                             -- Interest sweep option
                             -- Fixed-dollar option

                           o Automatic investment program

                           o Account value rebalancing (quarterly, semiannually, and annually)

                           o Principal assurance allocation

                           o No charge on transfers among investment options

                           o Waiver of withdrawal charge under certain circumstances
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Fees and charges           o Daily charges on amounts invested in the variable investment options for mortality and expense risks and other expenses at an annual rate of 1.20% (2.00% maximum).

                           o $30 ($65 maximum) or during the first two contract years 2% of your account value plus any amounts previously withdrawn during the contract year, if less; thereafter, $30 per year. If your account value is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts), we will not deduct the charge. For individuals who own multiple contracts with combined account values of over $100,000, this charge may be waived. See "Annual administrative charge" in "Charges and expenses," later in this prospectus.

                           o Charge for third-party transfer (such as in the case of a trustee-to-trustee transfer for an IRA contract) or exchange (if your contract is exchanged for a contract issued by another insurance company)
                           -- $25 current ($65 maximum) per occurrence.

                           o No sales charge deducted at the time you make contributions.

                           o We deduct a charge equal to 6% of contributions withdrawn if such contributions were made in the current and five prior contract years. There is no charge in any contract year in which the amount of the withdrawal does not exceed 15% of your account value as of the date of the withdrawal minus prior withdrawals in that contract year. Under certain circumstances the withdrawal charge will be waived.
                           They are discussed in "Charges and expenses" later in this prospectus.

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                           The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30."
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                           o We deduct an annual charge equal to 0.15% of the account value on each contract date anniversary if you elect the optional ratcheted death benefit.

                           o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                           o We deduct an annuity administrative fee of $350 from amounts applied to a Variable Immediate Annuity payout option. This option is described in a separate prospectus that is available from your financial professional.

                           o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee table" later in this prospectus for details.
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Annuitant issue ages       0 - 85 (0 - 70 for Inherited IRA)
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THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. RIGHTS ARE RESERVED TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. ALSO, ALL FEATURES OF THE CONTRACT, INCLUDING ALL VARIABLE INVESTMENT OPTIONS, ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD (SEE "SELECTING YOUR INVESTMENT METHOD" LATER IN THIS PROSPECTUS).


For more detailed information we urge you to read the contents of this prospectus, as well as your contract. This prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.



10 EQUI-VEST(SM) at a glance -- key features

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same Selling broker-dealer. Some Selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the Selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some Selling broker-dealers may limit their clients from purchasing some optional benefits based upon the client's age.


                                    EQUI-VEST(SM) at a glance -- key features 11

Fee table

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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.


------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions withdrawn (deducted
if you surrender your contract or make certain withdrawals).(1)                            6.00%

Charge if you elect a Variable Immediate Annuity payout option (which is described
in a separate prospectus for that option)                                                  $350

Charge for third-party transfer or exchange                                                $65 maximum for each occurrence;
                                                                                           currently $25 for each
                                                                                           occurrence.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including
underlying
Trust portfolio fees and expenses.
------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value on each contract date anniversary
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge:

  If your account value is less than $25,000 for NQ contracts (or less than $20,000
  for IRA contracts) on the last day of your contract year                                 $65 ($30 current)(2)

  If your account value is $25,000 or more for NQ contracts (or $20,000 or more
  for IRA contracts) on the last day of your contract year                                 $0

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 Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Separate account annual expenses:                                                          Maximum     Current
                                                                                           -------     -------
Mortality and expense risks(3)                                                             1.65%       0.95%
Other expenses                                                                             0.35%       0.25%
                                                                                           -----       -----
Total separate account annual expenses                                                     2.00%       1.20%
------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value each year if you elect the optional benefit
------------------------------------------------------------------------------------------------------------------------------------
  Ratcheted death benefit charge (as a percentage of your account value). (This
  charge is deducted annually on each contract date anniversary.)                          0.15%
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option.
Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted     Lowest     Highest
from portfolio assets including management fees, 12b-1 fees, service fees, and/or  ------     -------
other expenses)(4)                                                                 0.63%      3.71%




12 Fee table

This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.



---------------------------------------------------------------------------------------------
                                                         Manage-
                                                          ment       12b-1      Other
 Portfolio Name                                          Fees(5)    Fees(6)  expenses(7)
---------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.10%      0.25%     0.17%
AXA Conservative Allocation                               0.10%      0.25%     0.21%
AXA Conservative-Plus Allocation                          0.10%      0.25%     0.19%
AXA Moderate Allocation                                   0.10%      0.25%     0.17%
AXA Moderate-Plus Allocation                              0.10%      0.25%     0.17%
Multimanager Aggressive Equity                            0.60%      0.25%     0.19%
Multimanager Core Bond                                    0.58%      0.25%     0.18%
Multimanager Health Care                                  1.20%      0.25%     0.23%
Multimanager High Yield                                   0.57%      0.25%     0.19%
Multimanager International Equity                         1.00%      0.25%     0.23%
Multimanager Large Cap Core Equity                        0.89%      0.25%     0.21%
Multimanager Large Cap Growth                             0.90%      0.25%     0.22%
Multimanager Large Cap Value                              0.87%      0.25%     0.20%
Multimanager Mid Cap Growth                               1.10%      0.25%     0.20%
Multimanager Mid Cap Value                                1.09%      0.25%     0.20%
Multimanager Small Cap Growth                             1.05%      0.25%     0.27%
Multimanager Small Cap Value                              1.03%      0.25%     0.18%
Multimanager Technology                                   1.20%      0.25%     0.22%
Target 2015 Allocation                                    0.10%      0.25%     1.71%
Target 2025 Allocation                                    0.10%      0.25%     1.41%
Target 2035 Allocation                                    0.10%      0.25%     2.38%
Target 2045 Allocation                                    0.10%      0.25%     2.81%
---------------------------------------------------------------------------------------------
 EQ Advisors Trust:
---------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         0.47%      0.25%     0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%      0.25%     0.13%
EQ/AllianceBernstein International                        0.71%      0.25%     0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%      0.25%     0.13%
EQ/AllianceBernstein Quality Bond                         0.50%      0.25%     0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%      0.25%     0.13%
EQ/AllianceBernstein Value                                0.59%      0.25%     0.12%
EQ/Ariel Appreciation II                                  0.75%      0.25%     0.26%
EQ/AXA Rosenberg Value Long/Short Equity                  1.40%      0.25%     1.91%
EQ/BlackRock Basic Value Equity                           0.55%      0.25%     0.13%
EQ/BlackRock International Value                          0.81%      0.25%     0.19%
EQ/Boston Advisors Equity Income                          0.75%      0.25%     0.14%
EQ/Calvert Socially Responsible                           0.65%      0.25%     0.23%
EQ/Capital Guardian Growth                                0.65%      0.25%     0.14%
EQ/Capital Guardian Research                              0.63%      0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%      0.25%     0.16%
EQ/Davis New York Venture                                 0.85%      0.25%     0.18%
EQ/Equity 500 Index                                       0.25%      0.25%     0.13%
EQ/Evergreen International Bond                           0.70%      0.25%     0.17%
EQ/Evergreen Omega                                        0.65%      0.25%     0.25%
EQ/FI Mid Cap                                             0.68%      0.25%     0.13%
EQ/Franklin Income                                        0.90%      0.25%     0.15%
EQ/Franklin Small Cap Value                               0.90%      0.25%     0.18%
EQ/Franklin Templeton Founding Strategy                   0.05%      0.25%     0.22%
EQ/GAMCO Mergers and Acquisitions                         0.90%      0.25%     0.19%
EQ/GAMCO Small Company Value                              0.76%      0.25%     0.12%
EQ/International Core PLUS                                0.60%      0.25%     0.30%
EQ/International Growth                                   0.85%      0.25%     0.27%
EQ/JPMorgan Core Bond                                     0.43%      0.25%     0.13%
EQ/JPMorgan Value Opportunities                           0.60%      0.25%     0.14%
EQ/Large Cap Core PLUS                                    0.50%      0.25%     0.25%
EQ/Large Cap Growth PLUS                                  0.50%      0.25%     0.24%
EQ/Legg Mason Value Equity                                0.65%      0.25%     0.17%
---------------------------------------------------------------------------------------------


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                                                                           Total
                                                                          Annual        Fee
                                                          Acquired       Expenses     Waivers        Net Annual
                                                         Fund Fees        (Before     and/or          Expenses
                                                       and Expenses       Expense     Expense          (After
                                                        (Underlying       Limita-   Reimburse-        Expense
 Portfolio Name                                       Portfolios)(8)      tions)     ments(9)       Limitations)
-----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
-----------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.92%            1.44%      (0.17)%          1.27%
AXA Conservative Allocation                               0.69%            1.25%      (0.21)%          1.04%
AXA Conservative-Plus Allocation                          0.76%            1.30%      (0.19)%          1.11%
AXA Moderate Allocation                                   0.82%            1.34%      (0.17)%          1.17%
AXA Moderate-Plus Allocation                              0.86%            1.38%      (0.17)%          1.21%
Multimanager Aggressive Equity                              --             1.04%         --            1.04%
Multimanager Core Bond                                      --             1.01%      (0.01)%          1.00%
Multimanager Health Care                                    --             1.68%       0.00%           1.68%
Multimanager High Yield                                     --             1.01%         --            1.01%
Multimanager International Equity                           --             1.48%       0.00%           1.48%
Multimanager Large Cap Core Equity                          --             1.35%       0.00%           1.35%
Multimanager Large Cap Growth                               --             1.37%      (0.02)%          1.35%
Multimanager Large Cap Value                                --             1.32%       0.00%           1.32%
Multimanager Mid Cap Growth                                 --             1.55%       0.00%           1.55%
Multimanager Mid Cap Value                                  --             1.54%       0.00%           1.54%
Multimanager Small Cap Growth                               --             1.57%      (0.02)%          1.55%
Multimanager Small Cap Value                                --             1.46%       0.00%           1.46%
Multimanager Technology                                   0.01%            1.68%       0.00%           1.68%
Target 2015 Allocation                                    0.55%            2.61%      (1.46)%          1.15%
Target 2025 Allocation                                    0.55%            2.31%      (1.16)%          1.15%
Target 2035 Allocation                                    0.55%            3.28%      (2.13)%          1.15%
Target 2045 Allocation                                    0.55%            3.71%      (2.56)%          1.15%
-----------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           --             0.85%         --            0.85%
EQ/AllianceBernstein Intermediate Government Securities     --             0.88%         --            0.88%
EQ/AllianceBernstein International                          --             1.14%      (0.04)%          1.10%
EQ/AllianceBernstein Large Cap Growth                       --             1.28%      (0.23)%          1.05%
EQ/AllianceBernstein Quality Bond                           --             0.89%         --            0.89%
EQ/AllianceBernstein Small Cap Growth                       --             1.12%         --            1.12%
EQ/AllianceBernstein Value                                  --             0.96%      (0.01)%          0.95%
EQ/Ariel Appreciation II                                    --             1.26%      (0.11)%          1.15%
EQ/AXA Rosenberg Value Long/Short Equity                    --             3.56%       0.00%           3.56%
EQ/BlackRock Basic Value Equity                             --             0.93%       0.00%           0.93%
EQ/BlackRock International Value                            --             1.25%       0.00%           1.25%
EQ/Boston Advisors Equity Income                            --             1.14%      (0.09)%          1.05%
EQ/Calvert Socially Responsible                             --             1.13%      (0.08)%          1.05%
EQ/Capital Guardian Growth                                0.01%            1.05%      (0.09)%          0.96%
EQ/Capital Guardian Research                                --             1.01%      (0.06)%          0.95%
EQ/Caywood-Scholl High Yield Bond                           --             1.01%      (0.01)%          1.00%
EQ/Davis New York Venture                                   --             1.28%       0.00%           1.28%
EQ/Equity 500 Index                                         --             0.63%         --            0.63%
EQ/Evergreen International Bond                             --             1.12%       0.00%           1.12%
EQ/Evergreen Omega                                          --             1.15%       0.00%           1.15%
EQ/FI Mid Cap                                               --             1.06%      (0.06)%          1.00%
EQ/Franklin Income                                          --             1.30%       0.00%           1.30%
EQ/Franklin Small Cap Value                                 --             1.33%      (0.03)%          1.30%
EQ/Franklin Templeton Founding Strategy                   1.05%            1.57%      (0.12)%          1.45%(10)
EQ/GAMCO Mergers and Acquisitions                           --             1.34%       0.00%           1.34%
EQ/GAMCO Small Company Value                                --             1.13%       0.00%           1.13%
EQ/International Core PLUS                                0.04%            1.19%      (0.05)%          1.14%
EQ/International Growth                                     --             1.37%       0.00%           1.37%
EQ/JPMorgan Core Bond                                       --             0.81%       0.00%           0.81%
EQ/JPMorgan Value Opportunities                             --             0.99%      (0.04)%          0.95%
EQ/Large Cap Core PLUS                                    0.02%            1.02%      (0.05)%          0.97%
EQ/Large Cap Growth PLUS                                  0.02%            1.01%      (0.04)%          0.97%
EQ/Legg Mason Value Equity                                  --             1.07%      (0.07)%          1.00%
-----------------------------------------------------------------------------------------------------------------------


                                                                    Fee table 13

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                                                                                            Total
                                                                                            Annual       Fee
                                                                             Acquired     Expenses     Waivers     Net Annual
                                                                            Fund Fees      (Before     and/or       Expenses
                                        Manage-                            and Expenses     Expense     Expense       (After
                                         ment      12b-1       Other       (Underlying     Limita-   Reimburse-     Expense
 Portfolio Name                         Fees(5)   Fees(6)   expenses(7)   Portfolios)(8)    tions)     ments(9)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Long Term Bond                        0.40%      0.25%     0.13%           --             0.78%        0.00%      0.78%
EQ/Lord Abbett Growth and Income         0.65%      0.25%     0.16%           --             1.06%       (0.06)%     1.00%
EQ/Lord Abbett Large Cap Core            0.65%      0.25%     0.21%           --             1.11%       (0.11)%     1.00%
EQ/Lord Abbett Mid Cap Value             0.70%      0.25%     0.15%           --             1.10%       (0.05)%     1.05%
EQ/Marsico Focus                         0.85%      0.25%     0.13%           --             1.23%       (0.08)%     1.15%
EQ/Mid Cap Value PLUS                    0.55%      0.25%     0.24%         0.02%            1.06%       (0.04)%     1.02%
EQ/Money Market                          0.32%      0.25%     0.13%           --             0.70%          --       0.70%
EQ/Montag & Caldwell Growth              0.75%      0.25%     0.15%           --             1.15%        0.00%      1.15%
EQ/Mutual Shares                         0.90%      0.25%     0.21%           --             1.36%       (0.06)%     1.30%
EQ/Oppenheimer Global                    0.95%      0.25%     0.51%         0.01%            1.72%       (0.36)%     1.36%
EQ/Oppenheimer Main Street Opportunity   0.85%      0.25%     0.45%         0.01%            1.56%       (0.25)%     1.31%
EQ/Oppenheimer Main Street Small Cap     0.90%      0.25%     0.48%         0.01%            1.64%       (0.33)%     1.31%
EQ/PIMCO Real Return                     0.55%      0.25%     0.14%           --             0.94%       (0.04)%     0.90%
EQ/Short Duration Bond                   0.43%      0.25%     0.15%           --             0.83%        0.00%      0.83%
EQ/Small Company Index                   0.25%      0.25%     0.14%           --             0.64%        0.00%      0.64%
EQ/T. Rowe Price Growth Stock            0.79%      0.25%     0.14%           --             1.18%       (0.03)%     1.15%
EQ/Templeton Growth                      0.95%      0.25%     0.20%           --             1.40%       (0.05)%     1.35%
EQ/UBS Growth and Income                 0.75%      0.25%     0.16%           --             1.16%       (0.11)%     1.05%
EQ/Van Kampen Comstock                   0.65%      0.25%     0.15%           --             1.05%       (0.05)%     1.00%
EQ/Van Kampen Emerging Markets Equity    1.11%      0.25%     0.28%           --             1.64%        0.00%      1.64%
EQ/Van Kampen Mid Cap Growth             0.70%      0.25%     0.15%           --             1.10%       (0.05)%     1.05%
EQ/Van Kampen Real Estate                0.90%      0.25%     0.21%           --             1.36%       (0.10)%     1.26%
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Notes:


(1) This charge applies to any contribution withdrawn attributable to the current and five prior contract years measured from the date of the withdrawal. This charge is deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.


(2) During the first two contract years, this charge, if it applies, is equal to the lesser of $30 or 2% of your account value plus any amount previously withdrawn during the contract year.


(3)  A portion of this charge is for providing the standard death benefit.


(4) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(5) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (9) for any expense limitation agreement information.

(6) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the contract.


(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreement information.


(8) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.


(9) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 for AXA Premier VIP Trust and for EQ Advisors Trust (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



----------------------------------------------
Portfolio Name:
----------------------------------------------
Multimanager Aggressive Equity         0.97%
----------------------------------------------
Multimanager Health Care               1.67%
----------------------------------------------
Multimanager Large Cap Core Equity     1.34%
----------------------------------------------
Multimanager Large Cap Growth          1.29%
----------------------------------------------
Multimanager Large Cap Value           1.26%
----------------------------------------------
Multimanager Mid Cap Growth            1.52%
----------------------------------------------
Multimanager Mid Cap Value             1.53%
----------------------------------------------
Multimanager Small Cap Growth          1.35%
----------------------------------------------
Multimanager Small Cap Value           1.45%
----------------------------------------------
Multimanager Technology                1.67%
----------------------------------------------
EQ/AllianceBernstein Common Stock      0.84%
----------------------------------------------


14 Fee table

----------------------------------------------
Portfolio Name:
----------------------------------------------
EQ/AllianceBernstein Large Cap Growth   1.03%
----------------------------------------------
EQ/AllianceBernstein Small Cap Growth   1.11%
----------------------------------------------
EQ/AllianceBernstein Value              0.87%
----------------------------------------------
EQ/Ariel Appreciation II                1.09%
----------------------------------------------
EQ/BlackRock Basic Value Equity         0.92%
----------------------------------------------
EQ/Davis New York Venture               1.25%
----------------------------------------------
EQ/Evergreen Omega                      1.12%
----------------------------------------------
EQ/GAMCO Mergers and Acquisitions       1.33%
----------------------------------------------
EQ/GAMCO Small Company Value            1.10%
----------------------------------------------
EQ/International Core PLUS              1.05%
----------------------------------------------
EQ/Large Cap Core PLUS                  0.83%
----------------------------------------------
EQ/Large Cap Growth PLUS                0.82%
----------------------------------------------
EQ/Legg Mason Value Equity              0.97%
----------------------------------------------
EQ/Lord Abbett Growth and Income        0.98%
----------------------------------------------
EQ/Lord Abbett Large Cap Core           0.99%
----------------------------------------------
EQ/Lord Abbett Mid Cap Value            1.04%
----------------------------------------------
EQ/Mid Cap Value PLUS                   0.81%
----------------------------------------------
EQ/Montag & Caldwell Growth             1.13%
----------------------------------------------
EQ/T. Rowe Price Growth Stock           0.87%
----------------------------------------------
EQ/UBS Growth and Income                1.04%
----------------------------------------------
EQ/Van Kampen Comstock                  0.99%
----------------------------------------------
EQ/Van Kampen Mid Cap Growth            1.04%
----------------------------------------------



(10) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and adminis tration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLES


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectus for each Trust.


The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2007, which results in an estimated annual charge of 0.0520% of contract value.


The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, the third-party transfer or exchange charge, and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus (except the annual administrative charge which is described above); (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; (iii) that the ratcheted death benefit has been elected; and
(iv) there is no waiver of the withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                    Fee table 15

---------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                  of the applicable time period
---------------------------------------------------------------------------------------------------------
                                                            1 year    3 years    5 years    10 years
---------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $  898     $1,688     $2,497      $4,031
AXA Conservative Allocation                                $  879     $1,633     $2,408      $3,856
AXA Conservative-Plus Allocation                           $  884     $1,648     $2,432      $3,902
AXA Moderate Allocation                                    $  888     $1,659     $2,450      $3,939
AXA Moderate-Plus Allocation                               $  892     $1,671     $2,469      $3,976
Multimanager Aggressive Equity                             $  858     $1,572     $2,308      $3,658
Multimanager Core Bond                                     $  855     $1,563     $2,294      $3,629
Multimanager Health Care                                   $  922     $1,758     $2,609      $4,248
Multimanager High Yield                                    $  855     $1,563     $2,294      $3,629
Multimanager International Equity                          $  902     $1,700     $2,516      $4,068
Multimanager Large Cap Core Equity                         $  889     $1,662     $2,455      $3,949
Multimanager Large Cap Growth                              $  891     $1,668     $2,465      $3,967
Multimanager Large Cap Value                               $  886     $1,654     $2,441      $3,921
Multimanager Mid Cap Growth                                $  909     $1,720     $2,549      $4,131
Multimanager Mid Cap Value                                 $  908     $1,717     $2,544      $4,122
Multimanager Small Cap Growth                              $  911     $1,726     $2,558      $4,149
Multimanager Small Cap Value                               $  900     $1,694     $2,507      $4,050
Multimanager Technology                                    $  922     $1,758     $2,609      $4,248
Target 2015 Allocation                                     $1,015     $2,023     $3,031      $5,039
Target 2025 Allocation                                     $  985     $1,938     $2,897      $4,792
Target 2035 Allocation                                     $1,081     $2,212     $3,325      $5,562
Target 2045 Allocation                                     $1,124     $2,331     $3,508      $5,879
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  839     $1,516     $2,218      $3,475
EQ/AllianceBernstein Intermediate Government Securities    $  842     $1,525     $2,232      $3,504
EQ/AllianceBernstein International                         $  868     $1,601     $2,356      $3,753
EQ/AllianceBernstein Large Cap Growth                      $  882     $1,642     $2,422      $3,884
EQ/AllianceBernstein Quality Bond                          $  843     $1,528     $2,237      $3,514
EQ/AllianceBernstein Small Cap Growth                      $  866     $1,595     $2,347      $3,734
EQ/AllianceBernstein Value                                 $  850     $1,549     $2,270      $3,581
EQ/Ariel Appreciation II                                   $  880     $1,636     $2,413      $3,865
EQ/AXA Rosenberg Value Long/Short Equity                   $1,109     $2,289     $3,445      $5,770
EQ/BlackRock Basic Value Equity                            $  847     $1,540     $2,256      $3,552
EQ/BlackRock International Value                           $  879     $1,633     $2,408      $3,856
EQ/Boston Advisors Equity Income                           $  868     $1,601     $2,356      $3,753
EQ/Calvert Socially Responsible                            $  867     $1,598     $2,351      $3,743
EQ/Capital Guardian Growth                                 $  859     $1,575     $2,313      $3,667
EQ/Capital Guardian Research                               $  855     $1,563     $2,294      $3,629
EQ/Caywood-Scholl High Yield Bond                          $  855     $1,563     $2,294      $3,629
EQ/Davis New York Venture                                  $  882     $1,642     $2,422      $3,884
EQ/Equity 500 Index                                        $  818     $1,451     $2,111      $3,259
EQ/Evergreen International Bond                            $  866     $1,595     $2,347      $3,734
EQ/Evergreen Omega                                         $  869     $1,604     $2,361      $3,762
EQ/FI Mid Cap                                              $  860     $1,578     $2,318      $3,677
EQ/Franklin Income                                         $  884     $1,648     $2,432      $3,902
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                       If you annuitize at the end of the applicable time
                                                         period and select a non-life contingent period
                                                        certain annuity option with less than ten years.
---------------------------------------------------------------------------------------------------------
                                                           1 year    3 years    5 years    10 years
---------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,688     $2,497      $4,031
AXA Conservative Allocation                                 N/A       $1,633     $2,408      $3,856
AXA Conservative-Plus Allocation                            N/A       $1,648     $2,432      $3,902
AXA Moderate Allocation                                     N/A       $1,659     $2,450      $3,939
AXA Moderate-Plus Allocation                                N/A       $1,671     $2,469      $3,976
Multimanager Aggressive Equity                              N/A       $1,572     $2,308      $3,658
Multimanager Core Bond                                      N/A       $1,563     $2,294      $3,629
Multimanager Health Care                                    N/A       $1,758     $2,609      $4,248
Multimanager High Yield                                     N/A       $1,563     $2,294      $3,629
Multimanager International Equity                           N/A       $1,700     $2,516      $4,068
Multimanager Large Cap Core Equity                          N/A       $1,662     $2,455      $3,949
Multimanager Large Cap Growth                               N/A       $1,668     $2,465      $3,967
Multimanager Large Cap Value                                N/A       $1,654     $2,441      $3,921
Multimanager Mid Cap Growth                                 N/A       $1,720     $2,549      $4,131
Multimanager Mid Cap Value                                  N/A       $1,717     $2,544      $4,122
Multimanager Small Cap Growth                               N/A       $1,726     $2,558      $4,149
Multimanager Small Cap Value                                N/A       $1,694     $2,507      $4,050
Multimanager Technology                                     N/A       $1,758     $2,609      $4,248
Target 2015 Allocation                                      N/A       $2,023     $3,031      $5,039
Target 2025 Allocation                                      N/A       $1,938     $2,897      $4,792
Target 2035 Allocation                                      N/A       $2,212     $3,325      $5,562
Target 2045 Allocation                                      N/A       $2,331     $3,508      $5,879
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,516     $2,218      $3,475
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,525     $2,232      $3,504
EQ/AllianceBernstein International                          N/A       $1,601     $2,356      $3,753
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,642     $2,422      $3,884
EQ/AllianceBernstein Quality Bond                           N/A       $1,528     $2,237      $3,514
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,595     $2,347      $3,734
EQ/AllianceBernstein Value                                  N/A       $1,549     $2,270      $3,581
EQ/Ariel Appreciation II                                    N/A       $1,636     $2,413      $3,865
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,289     $3,445      $5,770
EQ/BlackRock Basic Value Equity                             N/A       $1,540     $2,256      $3,552
EQ/BlackRock International Value                            N/A       $1,633     $2,408      $3,856
EQ/Boston Advisors Equity Income                            N/A       $1,601     $2,356      $3,753
EQ/Calvert Socially Responsible                             N/A       $1,598     $2,351      $3,743
EQ/Capital Guardian Growth                                  N/A       $1,575     $2,313      $3,667
EQ/Capital Guardian Research                                N/A       $1,563     $2,294      $3,629
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,563     $2,294      $3,629
EQ/Davis New York Venture                                   N/A       $1,642     $2,422      $3,884
EQ/Equity 500 Index                                         N/A       $1,451     $2,111      $3,259
EQ/Evergreen International Bond                             N/A       $1,595     $2,347      $3,734
EQ/Evergreen Omega                                          N/A       $1,604     $2,361      $3,762
EQ/FI Mid Cap                                               N/A       $1,578     $2,318      $3,677
EQ/Franklin Income                                          N/A       $1,648     $2,432      $3,902
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                      If you do not surrender your contract at the end of
                                                                   the applicable time period
---------------------------------------------------------------------------------------------------------
                                                           1 year    3 years        5 years    10 years
---------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   $382     $1,160         $1,957     $4,031
AXA Conservative Allocation                                 $362     $1,102         $1,862     $3,856
AXA Conservative-Plus Allocation                            $368     $1,117         $1,887     $3,902
AXA Moderate Allocation                                     $372     $1,130         $1,907     $3,939
AXA Moderate-Plus Allocation                                $376     $1,142         $1,927     $3,976
Multimanager Aggressive Equity                              $340     $1,037         $1,756     $3,658
Multimanager Core Bond                                      $337     $1,028         $1,741     $3,629
Multimanager Health Care                                    $407     $1,234         $2,075     $4,248
Multimanager High Yield                                     $337     $1,028         $1,741     $3,629
Multimanager International Equity                           $386     $1,172         $1,976     $4,068
Multimanager Large Cap Core Equity                          $373     $1,133         $1,912     $3,949
Multimanager Large Cap Growth                               $375     $1,139         $1,922     $3,967
Multimanager Large Cap Value                                $370     $1,123         $1,897     $3,921
Multimanager Mid Cap Growth                                 $394     $1,194         $2,011     $4,131
Multimanager Mid Cap Value                                  $393     $1,191         $2,006     $4,122
Multimanager Small Cap Growth                               $396     $1,200         $2,021     $4,149
Multimanager Small Cap Value                                $384     $1,166         $1,967     $4,050
Multimanager Technology                                     $407     $1,234         $2,075     $4,248
Target 2015 Allocation                                      $505     $1,514         $2,522     $5,039
Target 2025 Allocation                                      $474     $1,424         $2,380     $4,792
Target 2035 Allocation                                      $575     $1,713         $2,834     $5,562
Target 2045 Allocation                                      $620     $1,839         $3,028     $5,879
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           $320     $  978         $1,660     $3,475
EQ/AllianceBernstein Intermediate Government Securities     $323     $  988         $1,675     $3,504
EQ/AllianceBernstein International                          $351     $1,068         $1,807     $3,753
EQ/AllianceBernstein Large Cap Growth                       $365     $1,111         $1,877     $3,884
EQ/AllianceBernstein Quality Bond                           $324     $  991         $1,680     $3,514
EQ/AllianceBernstein Small Cap Growth                       $349     $1,062         $1,797     $3,734
EQ/AllianceBernstein Value                                  $332     $1,012         $1,716     $3,581
EQ/Ariel Appreciation II                                    $363     $1,105         $1,867     $3,865
EQ/AXA Rosenberg Value Long/Short Equity                    $605     $1,795         $2,961     $5,770
EQ/BlackRock Basic Value Equity                             $329     $1,003         $1,701     $3,552
EQ/BlackRock International Value                            $362     $1,102         $1,862     $3,856
EQ/Boston Advisors Equity Income                            $351     $1,068         $1,807     $3,753
EQ/Calvert Socially Responsible                             $350     $1,065         $1,802     $3,743
EQ/Capital Guardian Growth                                  $341     $1,040         $1,761     $3,667
EQ/Capital Guardian Research                                $337     $1,028         $1,741     $3,629
EQ/Caywood-Scholl High Yield Bond                           $337     $1,028         $1,741     $3,629
EQ/Davis New York Venture                                   $365     $1,111         $1,877     $3,884
EQ/Equity 500 Index                                         $297     $  910         $1,548     $3,259
EQ/Evergreen International Bond                             $349     $1,062         $1,797     $3,734
EQ/Evergreen Omega                                          $352     $1,071         $1,812     $3,762
EQ/FI Mid Cap                                               $342     $1,043         $1,767     $3,677
EQ/Franklin Income                                          $368     $1,117         $1,887     $3,902
---------------------------------------------------------------------------------------------------------


16 Fee table

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          If you annuitize at the end of the
                                                                                              applicable time period and
                                                                                          select a non-life contingent period
                                            If you surrender your contract at the end    certain annuity option with less than
                                                of the applicable time period                        ten years.
------------------------------------------------------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Small Cap Value                  $887     $1,657     $2,446      $3,930     N/A       $1,657     $2,446      $3,930
EQ/Franklin Templeton Founding Strategy      $911     $1,726     $2,558      $4,149     N/A       $1,726     $2,558      $4,149
EQ/GAMCO Mergers and Acquisitions            $888     $1,659     $2,450      $3,939     N/A       $1,659     $2,450      $3,939
EQ/GAMCO Small Company Value                 $867     $1,598     $2,351      $3,743     N/A       $1,598     $2,351      $3,743
EQ/International Core PLUS                   $873     $1,616     $2,380      $3,800     N/A       $1,616     $2,380      $3,800
EQ/International Growth                      $891     $1,668     $2,465      $3,967     N/A       $1,668     $2,465      $3,967
EQ/JPMorgan Core Bond                        $835     $1,505     $2,198      $3,436     N/A       $1,505     $2,198      $3,436
EQ/JPMorgan Value Opportunities              $853     $1,557     $2,285      $3,610     N/A       $1,557     $2,285      $3,610
EQ/Large Cap Core PLUS                       $856     $1,566     $2,299      $3,639     N/A       $1,566     $2,299      $3,639
EQ/Large Cap Growth PLUS                     $855     $1,563     $2,294      $3,629     N/A       $1,563     $2,294      $3,629
EQ/Legg Mason Value Equity                   $861     $1,581     $2,323      $3,686     N/A       $1,581     $2,323      $3,686
EQ/Long Term Bond                            $832     $1,496     $2,184      $3,407     N/A       $1,496     $2,184      $3,407
EQ/Lord Abbett Growth and Income             $860     $1,578     $2,318      $3,677     N/A       $1,578     $2,318      $3,677
EQ/Lord Abbett Large Cap Core                $865     $1,592     $2,342      $3,724     N/A       $1,592     $2,342      $3,724
EQ/Lord Abbett Mid Cap Value                 $864     $1,589     $2,337      $3,715     N/A       $1,589     $2,337      $3,715
EQ/Marsico Focus                             $877     $1,627     $2,399      $3,837     N/A       $1,627     $2,399      $3,837
EQ/Mid Cap Value PLUS                        $860     $1,578     $2,318      $3,677     N/A       $1,578     $2,318      $3,677
EQ/Money Market                              $825     $1,472     $2,145      $3,328     N/A       $1,472     $2,145      $3,328
EQ/Montag & Caldwell Growth                  $869     $1,604     $2,361      $3,762     N/A       $1,604     $2,361      $3,762
EQ/Mutual Shares                             $890     $1,665     $2,460      $3,958     N/A       $1,665     $2,460      $3,958
EQ/Oppenheimer Global                        $926     $1,769     $2,628      $4,284     N/A       $1,769     $2,628      $4,284
EQ/Oppenheimer Main Street Opportunity       $910     $1,723     $2,553      $4,140     N/A       $1,723     $2,553      $4,140
EQ/Oppenheimer Main Street Small Cap         $918     $1,746     $2,591      $4,212     N/A       $1,746     $2,591      $4,212
EQ/PIMCO Real Return                         $848     $1,543     $2,261      $3,562     N/A       $1,543     $2,261      $3,562
EQ/Short Duration Bond                       $837     $1,510     $2,208      $3,455     N/A       $1,510     $2,208      $3,455
EQ/Small Company Index                       $819     $1,454     $2,116      $3,268     N/A       $1,454     $2,116      $3,268
EQ/T. Rowe Price Growth Stock                $872     $1,613     $2,375      $3,790     N/A       $1,613     $2,375      $3,790
EQ/Templeton Growth                          $894     $1,677     $2,479      $3,995     N/A       $1,677     $2,479      $3,995
EQ/UBS Growth and Income                     $870     $1,607     $2,366      $3,771     N/A       $1,607     $2,366      $3,771
EQ/Van Kampen Comstock                       $859     $1,575     $2,313      $3,667     N/A       $1,575     $2,313      $3,667
EQ/Van Kampen Emerging Markets Equity        $918     $1,746     $2,591      $4,212     N/A       $1,746     $2,591      $4,212
EQ/Van Kampen Mid Cap Growth                 $864     $1,589     $2,337      $3,715     N/A       $1,589     $2,337      $3,715
EQ/Van Kampen Real Estate                    $890     $1,665     $2,460      $3,958     N/A       $1,665     $2,460      $3,958
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                          If you do not surrender your contract at the end
                                                   of the applicable time period
--------------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years
--------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------------
EQ/Franklin Small Cap Value                  $371     $1,126     $1,902     $3,930
EQ/Franklin Templeton Founding Strategy      $396     $1,200     $2,021     $4,149
EQ/GAMCO Mergers and Acquisitions            $372     $1,130     $1,907     $3,939
EQ/GAMCO Small Company Value                 $350     $1,065     $1,802     $3,743
EQ/International Core PLUS                   $356     $1,083     $1,832     $3,800
EQ/International Growth                      $375     $1,139     $1,922     $3,967
EQ/JPMorgan Core Bond                        $316     $  966     $1,640     $3,436
EQ/JPMorgan Value Opportunities              $335     $1,022     $1,731     $3,610
EQ/Large Cap Core PLUS                       $338     $1,031     $1,746     $3,639
EQ/Large Cap Growth PLUS                     $337     $1,028     $1,741     $3,629
EQ/Legg Mason Value Equity                   $343     $1,046     $1,772     $3,686
EQ/Long Term Bond                            $313     $  957     $1,624     $3,407
EQ/Lord Abbett Growth and Income             $342     $1,043     $1,767     $3,677
EQ/Lord Abbett Large Cap Core                $348     $1,059     $1,792     $3,724
EQ/Lord Abbett Mid Cap Value                 $347     $1,056     $1,787     $3,715
EQ/Marsico Focus                             $360     $1,096     $1,852     $3,837
EQ/Mid Cap Value PLUS                        $342     $1,043     $1,767     $3,677
EQ/Money Market                              $305     $  932     $1,583     $3,328
EQ/Montag & Caldwell Growth                  $352     $1,071     $1,812     $3,762
EQ/Mutual Shares                             $374     $1,136     $1,917     $3,958
EQ/Oppenheimer Global                        $412     $1,246     $2,095     $4,284
EQ/Oppenheimer Main Street Opportunity       $395     $1,197     $2,016     $4,140
EQ/Oppenheimer Main Street Small Cap         $403     $1,221     $2,055     $4,212
EQ/PIMCO Real Return                         $330     $1,006     $1,706     $3,562
EQ/Short Duration Bond                       $318     $  972     $1,650     $3,455
EQ/Small Company Index                       $298     $  913     $1,553     $3,268
EQ/T. Rowe Price Growth Stock                $355     $1,080     $1,827     $3,790
EQ/Templeton Growth                          $378     $1,148     $1,937     $3,995
EQ/UBS Growth and Income                     $353     $1,074     $1,817     $3,771
EQ/Van Kampen Comstock                       $341     $1,040     $1,761     $3,667
EQ/Van Kampen Emerging Markets Equity        $403     $1,221     $2,055     $4,212
EQ/Van Kampen Mid Cap Growth                 $347     $1,056     $1,787     $3,715
EQ/Van Kampen Real Estate                    $374     $1,136     $1,917     $3,958
--------------------------------------------------------------------------------------------




                                                                    Fee table 17

CONDENSED FINANCIAL INFORMATION


Please see Appendix II at the end of this prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2007.



18 Fee table

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount for each type of contract purchased. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" in "More information" later in this prospectus. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                  Available for
                  annuitant issue   Minimum
Contract type     ages              contributions
-----------------------------------------------------------------------------------------------------------------
NQ                0 through 85      $1,000 (initial)
                                    $50 (additional)
-----------------------------------------------------------------------------------------------------------------
Traditional IRA   0 through 85      $50 (initial and additional)


-----------------------------------------------------------------------------------------------------------------
                  Source of                                      Limitations on
Contract type     contributions                                  contributions
-----------------------------------------------------------------------------------------------------------------
NQ                o After-tax money.                             o For annuitants up to age 83 at contract
                                                                   issue, additional contributions may be
                  o Paid to us by check or transfer of con-        made up to age 84.
                    tract value in a tax deferred exchange
                    under Section 1035 of the Internal Rev-      o For annuitants age 84 through 85 at
                    enue Code.                                     contract issue, additional contributions
                                                                   may be made up to one year beyond the
                  o Paid to us by an employer who estab-           annuitant's issue age.
                    lishes a payroll deduction program.
-----------------------------------------------------------------------------------------------------------------
Traditional IRA   o "Regular" traditional IRA contributions      o For annuitants up to age 83 at contract
                    either made by you or paid to us by an         issue, additional contributions (rollover or
                    employer who establishes a payroll             direct transfer) may be made up to age
                    deduction program.                             84.

                  o Additional catch-up                          o For annuitants age 84 through 85 at
                    contributions.                                 contract issue, additional contributions
                                                                   (rollover or direct transfer) may be made
                  o Eligible rollover distributions from 403(b)    up to one year beyond the annuitant's
                    plans, qualified plans and governmental        issue age.
                    employer EDC plans.
                                                                 o Regular IRA contributions may not exceed
                  o Rollovers from another traditional indi-       $ 5,000.
                    vidual retirement arrangement.
                                                                 o No regular IRA contributions in the calen-
                  o Direct custodian-to-custodian transfers        dar year you turn age 70-1/2 and
                    from other traditional individual retire-      thereafter.
                    ment arrangements.
                                                                 o Rollover and direct transfer contributions
                                                                   after age 70-1/2 must be net of required
                                                                   minimum distributions.

                                                                 o Additional catch-up contributions of up
                                                                   to $1,000 per calendar year if the owner
                                                                   is at least age 50 but under age 70-1/2 at
                                                                   any time during the calendar year for
                                                                   which the contribution is made.
-----------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 19

-----------------------------------------------------------------------------------------------------------------
                   Available for
                   annuitant issue   Minimum
Contract type      ages              contributions
-----------------------------------------------------------------------------------------------------------------
Roth IRA           0 through 85      $50 (initial and additional)
-----------------------------------------------------------------------------------------------------------------
Inherited IRA      0 through 70      o $5,000 (initial)
(traditional IRA
or Roth IRA)                         o $1,000 (additional)
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                   Source of                                   Limitations on
Contract type      contributions                               contributions
-----------------------------------------------------------------------------------------------------------------
Roth IRA           o Regular Roth IRA contributions either     o For annuitants up to age 83 at contract
                     made by you or paid to us by an             issue, additional contributions may be
                     employer who establishes a payroll          made up to age 84.
                     deduction program.
                                                               o For annuitants age 84 through 85 at
                   o Additional catch-up contributions.          contract issue, additional contributions
                                                                 may be made up to one year beyond the
                   o Rollovers from another Roth IRA.            annuitant's issue age.
                   o Rollovers from a "designated Roth con-
                     tribution account" under a 401(k) plan    o Regular Roth IRA contributions may not
                     or 403(b) plan.                             exceed $5,000.

                   o Conversion rollovers from a traditional   o Contributions are subject to income lim-
                     IRA or other eligible retirement plan.      its and other tax rules. See "Contributions
                                                                 to Roth IRAs -- Tax information" later in
                   o Direct transfers from another Roth IRA.     this prospectus.

                                                               o Additional catch-up contributions of up
                                                                 to $1,000 per calendar year if the owner
                                                                 is at least age 50 at any time during the
                                                                 calendar year for which the contribution
                                                                 is made.
-----------------------------------------------------------------------------------------------------------------
Inherited IRA      o Direct custodian-to-custodian transfers   o Any additional contributions must be
(traditional IRA     of your interest as death beneficiary of    from the same type of IRA of the same
or Roth IRA)         the deceased owner's traditional indi-      deceased owner.
                     vidual retirement arrangement or Roth
                     IRA to an IRA of the same type.           o Non-spousal beneficiary direct rollover
                                                                 contributions from qualified plans, 403(b)
                                                                 plans and governmental employer 457(b)
                                                                 plans may be made to a traditional inher-
                                                                 ited IRA contract under specified
                                                                 circumstances.
-----------------------------------------------------------------------------------------------------------------


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all EQUI-VEST(SM) series and EQUI-VEST(SM) At Retirement(SM) contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are 81 and older at contract issue). We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000.

For information on when contributions are credited, see "Dates and prices at which contract events occur" under "More information" later in this prospectus.



20 Contract features and benefits

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under traditional and Roth IRA contracts, the owner and annuitant must be the same person. For owner and annuitant requirements for Inherited IRA, see "Inherited IRA beneficiary continuation contract" later in this prospectus.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to a 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Additional contributions may also be made by wire transfer or our automatic investment program. The methods of payment are discussed in detail under "About other methods of payment" in "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the contribution. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

Generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.



--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the guaranteed interest option and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and the fixed maturity options.
--------------------------------------------------------------------------------


                                              Contract features and benefits  21

PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.



------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                    Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a         o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.   o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,   o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Long-term growth of capital.                               o AllianceBernstein L.P.
 EQUITY                                                                                  o ClearBridge Advisors, LLC
                                                                                         o Legg Mason Capital Management, Inc.
                                                                                         o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital       o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.     o Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.                               o Invesco Aim Capital Management, Inc.
                                                                                         o RCM Capital Management LLC
                                                                                         o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current         o Pacific Investment Management Company LLC
                              income and capital appreciation.                           o Post Advisory Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.                               o AllianceBernstein L.P.
 EQUITY                                                                                  o JPMorgan Investment Management Inc.
                                                                                         o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.                               o AllianceBernstein L.P.
 CORE EQUITY                                                                             o Janus Capital Management LLC
                                                                                         o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


22 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                    Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.                               o RCM Capital Management LLC
 GROWTH                                                                                  o TCW Investment Management Company
                                                                                         o T. Rowe Price Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.                               o AllianceBernstein L.P.
 VALUE                                                                                   o Institutional Capital LLC
                                                                                         o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP          Long-term growth of capital.                               o AllianceBernstein L.P.
 GROWTH                                                                                  o Franklin Advisers, Inc.
                                                                                         o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    Long-term growth of capital.                               o AXA Rosenberg Investment Management LLC
                                                                                         o TCW Investment Management Company
                                                                                         o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.                               o Eagle Asset Management, Inc.
 GROWTH                                                                                  o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.                               o Franklin Advisory Services, LLC
 VALUE                                                                                   o Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       Long-term growth of capital.                               o Firsthand Capital Management, Inc.
                                                                                         o RCM Capital Management LLC
                                                                                         o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION        Seeks the highest total return over time consistent with   o AXA Equitable
                              its asset mix. Total return includes capital growth and
                              income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION        Seeks the highest total return over time consistent with   o AXA Equitable
                              its asset mix. Total return includes capital growth and
                              income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION        Seeks the highest total return over time consistent with   o AXA Equitable
                              its asset mix. Total return includes capital growth and
                              income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION        Seeks the highest total return over time consistent with   o AXA Equitable
                              its asset mix. Total return includes capital growth and
                              income.
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-     Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 MON STOCK
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve high current income consistent with       o AllianceBernstein L.P.
 MEDIATE GOVERNMENT           relative stability of principal.
 SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 NATIONAL
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 23

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE    Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY  Seeks to achieve high current income consistent with       o AllianceBernstein L.P.
 BOND                         moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL    Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE    Seeks to achieve capital appreciation.                     o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II      Seeks to achieve long-term capital appreciation.           o Ariel Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE        Seeks to increase value through bull markets and bear      o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY            markets using strategies that are designed to limit expo-
                              sure to general equity market risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE      Seeks to achieve capital appreciation and secondarily,     o BlackRock Investment Management, LLC
 EQUITY                       income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL    Seeks to provide current income and long-term growth of    o BlackRock Investment Management
 VALUE                        income, accompanied by growth of capital.                    International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY     Seeks to achieve a combination of growth and income to     o Boston Advisors, LLC
 INCOME                       achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY           Seeks to achieve long-term capital appreciation.           o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                             o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH    Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN           Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH        Seeks to maximize current income.                          o Caywood-Scholl Capital Management
 YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE     Seeks to achieve long-term growth of capital.              o Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX           Seeks to achieve a total return before expenses that       o AllianceBernstein L.P.
                              approximates the total return performance of the S&P
                              500 Index, including reinvestment of dividends, at a risk
                              level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL    Seeks to achieve capital growth and current income.        o Evergreen Investment Management
 BOND                                                                                      Company, LLC
                                                                                         o First International Advisors, LLC (dba
                                                                                           "Evergreen International")
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA            Seeks to achieve long-term capital growth.                 o Evergreen Investment Management
                                                                                           Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                 Seeks to achieve long-term growth of capital.              o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN INCOME            Seeks to maximize income while maintaining prospects       o Franklin Advisers, Inc.
                              for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE   Seeks to achieve long-term total return.                   o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON         Primarily seeks capital appreciation and secondarily       o AXA Equitable
 FOUNDING STRATEGY            seeks income.
------------------------------------------------------------------------------------------------------------------------------------


24 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND          Seeks to achieve capital appreciation.                     o GAMCO Asset Management Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY        Seeks to maximize capital appreciation.                    o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS    Seeks to achieve long-term growth of capital.              o AXA Equitable
                                                                                         o Mellon Capital Management Corporation
                                                                                         o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH       Seeks to achieve capital appreciation.                     o MFS Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND         Seeks to provide a high total return consistent with mod-  o JPMorgan Investment Management Inc.
                              erate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE             Seeks to achieve long-term capital appreciation.           o JPMorgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS        Seeks to achieve long-term growth of capital with a sec-   o AXA Equitable
                              ondary objective to seek reasonable current income. For    o  Institutional Capital LLC
                              purposes of this Portfolio, the words "reasonable current  o Mellon Capital Management Corporation income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS      Seeks to provide long-term capital growth                  o AXA Equitable
                                                                                         o Marsico Capital Management, LLC
                                                                                         o Mellon Capital Management Corporation
------------------------------------------------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY    Seeks to achieve long-term growth of capital.              o Legg Mason Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND             Seeks to maximize income and capital appreciation          o BlackRock Financial Management, Inc.
                              through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND     Seeks to achieve capital appreciation and growth of        o Lord, Abbett & Co. LLC
 INCOME                       income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP      Seeks to achieve capital appreciation and growth of        o Lord, Abbett & Co. LLC
 CORE                         income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE  Seeks to achieve capital appreciation.                     o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS              Seeks to achieve long-term growth of capital.              o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS         Seeks to achieve long-term capital appreciation.           o AXA Equitable
                                                                                         o Mellon Capital Management Corporation
                                                                                         o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               Seeks to obtain a high level of current income, preserve   o The Dreyfus Corporation
                              its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL          Seeks to achieve capital appreciation.                     o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL SHARES              Seeks to achieve capital appreciation, which may occa-     o Franklin Mutual Advisers, LLC
                              sionally be short-term, and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL         Seeks to achieve capital appreciation.                     o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET    Seeks to achieve long-term capital appreciation.           o OppenheimerFunds, Inc.
 OPPORTUNITY
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 25

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET    Seeks to achieve capital appreciation.                     o OppenheimerFunds, Inc.
 SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN          Seeks to achieve maximum real return consistent with       o Pacific Investment Management Company,
                              preservation of real capital and prudent investment          LLC
                              management.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND        Seeks to achieve current income with reduced volatility    o BlackRock Financial Management, Inc.
                              of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX        Seeks to replicate as closely as possible (before the      o AllianceBernstein L.P.
                              deduction of Portfolio expenses) the total return of the
                              Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH       Seeks to achieve long-term capital appreciation and        o T. Rowe Price Associates, Inc.
 STOCK                        secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH           Seeks to achieve long-term capital growth.                 o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME      Seeks to achieve total return through capital appreciation o UBS Global Asset Management
                              with income as a secondary consideration.                    (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK        Seeks to achieve capital growth and income.                o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING        Seeks to achieve long-term capital appreciation.           o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP         Seeks to achieve capital growth.                           o Morgan Stanley Investment Management Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE     Seeks to provide above average current income and long-    o Morgan Stanley Investment Management Inc.
                              term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------



You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the portfolios. The prospectuses should be read carefully before investing.



26 Contract features and benefits

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)  the minimum interest rate guaranteed over the life of the contract,

(2)  the annual minimum guaranteed interest rate for the calendar year, and

(3)  the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.


The annual minimum guaranteed interest rate for 2008 is either 2.75% or 3.0%. Depending on the state where your contract is issued, the lifetime minimum guaranteed interest rate ranges from 1.0% to 3.0%. The lifetime minimum guaranteed interest rate is shown in your contract. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Check with your financial professional as to which rate applies in your state. Current rates will never be less than the annual minimum guaranteed interest rate.



FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued on or after August 13, 2001 in Washington. For contracts issued in New York, see "Charges and expenses" for information on withdrawal charges when amounts are allocated to the fixed maturity options.

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15 for maturity years ranging from one through ten. Not all of these fixed maturity options will be available for annuitant ages 76 and above. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o   the rate to maturity is 3%; or

o   the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 15, 2008, the next available maturity date was June 15, 2013 (see "About our fixed maturity options" in "More Information," later in this prospectus). We may change our procedures in the future.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.


                                              Contract features and benefits  27

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix III at the end of this prospectus provides an example of how the market value adjustment is calculated.


SELECTING YOUR INVESTMENT METHOD

You must choose one of the following methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart and no transfer restrictions will apply.

TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you can transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B" as well as the fixed maturity options.

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate contributions to or transfer amounts into the variable investment options in group "B" (including through our rebalancing program) or the fixed maturity options. However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.




-------------------------------------------------------------------------------------------------------------------
                                                Investment Options
-------------------------------------------------------------------------------------------------------------------
                                                         A
-------------------------------------------------------------------------------------------------------------------
o Guaranteed Interest Option
-------------------------------------------------------------------------------------------------------------------
 Domestic stocks
-------------------------------------------------------------------------------------------------------------------
o AXA Aggressive Allocation                                                o EQ/Lord Abbett Mid Cap Value
o AXA Moderate-Plus Allocation                                             o EQ/Marsico Focus
o EQ/AllianceBernstein Common Stock                                        o EQ/Mid Cap Value Plus
o EQ/AllianceBernstein Large Cap                                           o EQ/Montag & Caldwell Growth
  Growth                                                                   o EQ/Mutual Shares
o EQ/AllianceBernstein Small Cap                                           o EQ/Oppenheimer Main Street
  Growth                                                                     Opportunity
o EQ/AllianceBernstein Value                                               o EQ/Oppenheimer Main Street Small
o EQ/Ariel Appreciation II                                                   Cap
o EQ/AXA Rosenberg Value Long/Short                                        o EQ/Small Company Index
  Equity                                                                   o EQ/T. Rowe Price Growth Stock
o EQ/BlackRock Basic Value Equity                                          o EQ/Templeton Growth
o EQ/Boston Advisors Equity Income                                         o EQ/UBS Growth and Income
o EQ/Calvert Socially Responsible                                          o EQ/Van Kampen Comstock
o EQ/Capital Guardian Growth                                               o EQ/Van Kampen Mid Cap Growth
o EQ/Capital Guardian Research                                             o EQ/Van Kampen Real Estate
o EQ/Davis New York Venture                                                o Multimanager Aggressive Equity
o EQ/Equity 500 Index                                                      o Multimanager Health Care
o EQ/Evergreen Omega                                                       o Multimanager Large Cap Core Equity
o EQ/FI Mid Cap                                                            o Multimanager Large Cap Growth
o EQ/Franklin Small Cap Value                                              o Multimanager Large Cap Value
o EQ/Franklin Templeton Founding                                           o Multimanager Mid Cap Growth
  Strategy
                                                                           o Multimanager Mid Cap Value
o EQ/GAMCO Mergers and Acquisitions
                                                                           o Multimanager Small Cap Growth
o EQ/GAMCO Small Company Value
                                                                           o Multimanager Small Cap Value
o EQ/JPMorgan Value Opportunities
                                                                           o Multimanager Technology
o EQ/Large Cap Core PLUS
                                                                           o Target 2015 Allocation(1)
o EQ/Large Cap Growth PLUS
                                                                           o Target 2025 Allocation(1)
o EQ/Legg Mason Value Equity
                                                                           o Target 2035 Allocation(1)
o EQ/Lord Abbett Growth and Income
                                                                           o Target 2045 Allocation(1)
o EQ/Lord Abbett Large Cap Core
-------------------------------------------------------------------------------------------------------------------
 International stocks
-------------------------------------------------------------------------------------------------------------------
o EQ/AllianceBernstein International                                       o EQ/Van Kampen Emerging Markets
                                                                             Equity
o EQ/BlackRock International Value
                                                                           o EQ/International Core PLUS
o EQ/International Growth
                                                                           o Multimanager International Equity
o EQ/Oppenheimer Global
-------------------------------------------------------------------------------------------------------------------
 Balanced/hybrid
-------------------------------------------------------------------------------------------------------------------
o AXA Moderate Allocation
-------------------------------------------------------------------------------------------------------------------
                                                         B
-------------------------------------------------------------------------------------------------------------------
 Fixed income
-------------------------------------------------------------------------------------------------------------------
o AXA Conservative Allocation                                              o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation                                         o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate                                        o EQ/Money Market
  Government Securities                                                    o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond                                        o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond                                        o Multimanager Core Bond
o EQ/Evergreen International Bond                                          o Multimanager High Yield
o EQ/Franklin Income
-------------------------------------------------------------------------------------------------------------------
 Fixed maturity options
-------------------------------------------------------------------------------------------------------------------
 Transfer restrictions apply as indicated above under "Fixed maturity options and maturity dates." Fixed maturity options are only available in states where approved.
-------------------------------------------------------------------------------------------------------------------



(1) Since these investment options, collectively, the "Target Allocation investment options," as they approach their respective target dates, and thereafter, are expected to invest more heavily in fixed income securities, we reserve the right to make them group "B" investment options at or after their respective target dates. Please note that if you select the "Maximum transfer flexibility" method, and have included any of the Target Allocation investment options among your investment options, you will be deemed to have changed to the "maximum investment options choice" method. If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.



28  Contract features and benefits

ALLOCATING YOUR CONTRIBUTIONS

Once you have made your investment method choice, you may allocate your contributions to one or more, or all, of the investment options that you have chosen, subject to any restrictions under the investment method you chose. However, you may not allocate more than one contribution to any one fixed maturity option. If the annuitant is age 76 or older, you may only allocate contributions to fixed maturity options with maturities of five years or less. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. We discuss account value in "Determining your contract's value," later in this prospectus. After your contract is issued, you may request that we add or eliminate any variable investment options that result in transfer restrictions. We reserve the right to deny your request. See "Transferring your money among investment options" later in this prospectus.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

o PRINCIPAL ASSURANCE ALLOCATION. Under this allocation program, you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 6 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.


For example, if your initial contribution is $10,000, and on February 15, 2008 you chose the fixed maturity option with a maturity date of June 15, 2017, since the rate to maturity was 4.45% on February 15, 2008, we would have allocated $6,660 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing an EQUI-VEST(SM) traditional IRA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70-1/2, you should consider whether your value in the variable investment options, or your other traditional IRA funds are sufficient to meet your required minimum distributions. See "Tax information" later in this prospectus.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.


For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions but will not include interest. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


We may require that you wait six months before you apply for a contract with us again if:

o   you cancel your contract during the free look period; or


o you change your mind before you receive your contract whether we have received your contribution or not.

Also, if you fully or partially convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions. Ask for the form entitled "EQUI-VEST(SM) Roth IRA Re-Characterization Form."

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrender of your contract to receive its cash value," later in this prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Propectus for possible consequences of cancelling your contract.



DEATH BENEFIT

Your contract provides a death benefit. If you do not elect the ratcheted death benefit described below, the death benefit is equal to the greater of (i) the account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment or (ii) the "standard death benefit." The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, and any taxes that apply. Depending upon the state where your contract is issued, each withdrawal you make will


                                              Contract features and benefits  29
reduce the amount of your current standard death benefit on a pro rata basis, in the same manner as described under "Ratcheted death benefit" below.

If you elect the ratcheted death benefit, the death benefit is equal to the greater of:

(a) your account value (without any negative market value adjustment that would otherwise apply) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payments or

(b) the ratcheted death benefit on the date of the annuitant's death, less any subsequent withdrawals, withdrawal charges and taxes that apply.


RATCHETED DEATH BENEFIT

For an additional fee, you may elect the ratcheted death benefit. On the contract date, your ratcheted death benefit equals your initial contribution. Then, on each third contract date anniversary, until the annuitant is age 85, we will determine your ratcheted death benefit by comparing your current ratcheted death benefit to your account value on that third contract date anniversary. If your account value is higher than your ratcheted death benefit, we will increase your ratcheted death benefit to equal your account value. On the other hand, if your account value on the third contract date anniversary is less than your ratcheted death benefit, we will not adjust your ratcheted death benefit either up or down.

If you make additional contributions, we will increase your current ratcheted death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your death benefit on the date you take the withdrawal.

Each withdrawal you make will reduce the amount of your current ratcheted death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current ratcheted death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your ratcheted death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new ratcheted death benefit after the withdrawal would be $24,000 ($40,000 - $16,000). You may only elect the ratcheted death benefit at the time you apply for a contract if the annuitant is not older than age 75 when the contract is issued. Once you elect this benefit, you may not cancel it as long as the contract is in effect.

See Appendix IV at the end of this prospectus for an example of how we calculate the death benefit.

Before purchasing the ratcheted death benefit for your IRA contract, you and your tax adviser should carefully consider the following. If you intend to satisfy your lifetime Required Minimum Distribution ("RMD") requirements which begin after age 70-1/2 for this contract by taking account-based withdrawals (as opposed to receiving annuity payments), you should know that under the terms of the annuity contract such withdrawals will reduce your ratcheted death benefit and may have the effect of eliminating your ability to utilize the entire benefit. Also, purchasing the ratcheted death benefit may increase the amount of RMDs you are required to withdraw under the tax rules if you elect withdrawals and not annuity payments. For more information see "Contract features and benefits" and "Tax information" later in this prospectus.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax Information." This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. This contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for traditional IRA and Roth IRA contracts" in "Payment of the death benefit" later in this prospectus. You should discuss with your tax adviser your own personal situation.


The Inherited traditional IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."


The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited traditional IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased


30  Contract features and benefits
owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.


o The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.


o An inherited IRA beneficiary continuation contract is not available for annuitants over age 70.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and must be at least $5,000.


o Additional contributions of at least $1,000 are permitted, but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

o A non-spousal beneficiary under an Applicable Plan cannot make additional contributions to an Inherited traditional IRA contract.


o   You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described under "Withdrawal charge" in "Charges and expenses," later in this prospectus.

o The following features mentioned in the prospectus are not available under the inherited IRA beneficiary continuation contract: successor owner/annuitant, automatic investment program and systematic withdrawals.

o If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.


o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply. If you had elected the ratcheted death benefit, it will no longer be in effect and charges for such benefit will stop.



                                              Contract features and benefits  31

2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have in the variable investment options; (ii) guaranteed interest option; and (iii) market adjusted amounts you have in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses" later in this prospectus.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less (i) any withdrawal charge that may apply and (ii) the total amount or a pro rata portion of the annual administrative charge. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

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Units measure your value in each variable investment option.
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The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:


(i)   increased to reflect additional contributions;


(ii)  decreased to reflect a withdrawal (plus applicable withdrawal charges); or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of a variable investment option.

In addition, when we deduct the annual administrative charge, third-party transfer or exchange charge, or the ratcheted death benefit charge, we will reduce the number of units credited to your contract. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in a fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


32  Determining your contract's value

3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o You may not transfer to a fixed maturity option in which you already have value.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3%.


o If the annuitant is age 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. As of February 15, 2008, not all maturities were available. You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.


o If you make transfers out of a fixed maturity option other than at its maturity date the transfer will cause a market value adjustment.

o If you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year.

o If you transfer money from another financial institution into the guaranteed interest option during your first contract year, and if you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.

Upon advance notice to you, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing or by telephone using TOPS or online using EQAccess. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts to be transferred, and

(3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies,


                            Transferring your money among investment options  33
which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



AUTOMATIC TRANSFER OPTIONS


INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above.

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and the interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.


34  Transferring your money among investment options

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.


REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. You must tell us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among the variable investment options (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect the transfer restrictions will be waived for the rebalancing transfers.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.
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You may elect the rebalancing program at any time. To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested. The rebalancing program will then remain in effect unless you request in writing that it be cancelled.

You may change your allocation instructions or cancel the program at any time.


                            Transferring your money among investment options  35

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.



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                              Method of Withdrawal
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                                                     Minimum
    Contract         Partial      Systematic      distribution
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NQ                     Yes            Yes             No
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traditional IRA        Yes            Yes             Yes
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Roth IRA               Yes            Yes             No
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PARTIAL WITHDRAWALS
(All Contracts)

You may take partial withdrawals from your account value at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we may treat it as a request to surrender the contract for its cash value. See "Surrender of your contract to receive its cash value" below.

Partial withdrawals in excess of the 15% free withdrawal amount may be subject to a withdrawal charge (see "15% free withdrawal amount" in "Charges and expenses" later in this prospectus).


SYSTEMATIC WITHDRAWALS
(All Contracts except inherited IRA)

If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from more than one variable investment option (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or


(3) you may specify a dollar amount from only one variable investment option. If you choose this option and the value in that variable investment option drops below the requested amount, the requested amount will be taken on a pro rata basis from all of the variable investment options in which you have value.


You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 15% free withdrawal amount may be subject to a withdrawal charge.


LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS
(Traditional IRA contracts -- See "Tax information" later in this prospectus)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. You may choose instead an annuity payout option. Before electing an account-based withdrawal option, please refer to "Required minimum distributions" under "Individual retirement arrangements ("IRAs")" in "Tax information" later in this prospectus. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals, which could increase the amount required to be withdrawn. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 70-1/2 or in any later year. To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually.


36  Accessing your money

Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 15% free withdrawal amount.


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We will send to traditional IRA owners a form outlining the minimum distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
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HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the investment options. A market value adjustment will apply if withdrawals are taken from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE


If you are receiving Required Minimum Distribution payments from a traditional IRA contract, you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your traditional IRA contract directly into an existing EQUI-VEST(SM) NQ or Roth IRA or an existing EQUI-VEST(SM) Express(SM) NQ or Roth IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs. See "Tax information" later in this prospectus.



DEPOSIT OPTION FOR NQ CONTRACTS ONLY

You can elect the deposit option for your benefit while you are alive, or for the benefit of your beneficiary.

Proceeds from your NQ contract can be deposited with us for a period you select (including one for as long as the annuitant lives). We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period. We will pay out the interest on the amount deposited at least once each year.

If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds can be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

Other restrictions apply to the deposit option. Your financial professional can provide more information about this option, or you may call our processing office.


SURRENDER OF YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus.


TERMINATION

We may terminate your contract and pay you the cash value if:

(1) your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

(2) you request a partial withdrawal that reduces your account value to an amount less than $500; or

(3) you have not made any contributions within 120 days from your contract date.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,


(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or


(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST(SM) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue.


                                                        Accessing your money  37

ANNUITY PAYOUT OPTIONS



--------------------------------------------------------------------------------
Fixed annuity payout options          o Life annuity
                                      o Life annuity with period
                                        certain
                                      o Life annuity with refund
                                        certain
                                      o Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity payout     o Life annuity (not available in
   options (as described in a sepa-     New York)
   rate prospectus for this option)   o Life annuity with period
                                        certain
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of EQ Advisors Trust and AXA Premier VIP Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

We may offer other payout options not outlined here. Your financial professional can provide details.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the EQUI-VEST(SM) contract date. You can change the date your annuity payments are to begin any time before that date as long as you do not choose a date later than the 28th day of any month or later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option.

The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday and for contracts issued in New York is:

(i) The contract date anniversary that follows the annuitant's 90th birthday if the annuitant was not older than age 80 when the contract was issued; and

(ii) The contract date anniversary that is 10 years after the date the contract was issued if the annuitant was ages 81 through 85 when the contract was issued.

Before the last date by which your annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable annuity is selected.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts such (as monthly) because of the increased administrative expenses associated with more frequent payouts. Also,


38  Accessing your money
in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix V later in this prospectus for state variations.

EQUI-VEST(SM) AT RETIREMENT(SM)

If you have a traditional IRA, Roth IRA, QP IRA, or NQ contract, you may be eligible to convert your EQUI-VEST(SM) contract to a new EQUI-VEST(SM) At Retirement(SM) contract. EQUI-VEST(SM) At Retirement(SM) is a deferred variable annuity contract that offers living benefits (Guaranteed withdrawal benefit for life or Guaranteed minimum income benefit) and enhanced death benefits. The EQUI-VEST(SM) At Retirement(SM) contract has no withdrawal charges.

At the time of conversion, you must meet the following conditions in order to qualify for this conversion offer. You must be between the ages of 55 and 85, your contract must have an account value of at least $50,000, you must purchase at least one of the living or enhanced death benefits, there can be no withdrawal charges applicable under your existing EQUI-VEST(SM) contract, and no rollover/direct transfer contributions can have been made to the existing contract in the two contract years prior to the date you apply for the new contract. The written application for the new EQUI-VEST(SM) At Retirement(SM) contract must be received by our Processing Office no later than the close of business on December 31, 2016 or such later date as we state in writing to you. The EQUI-VEST(SM) At Retirement(SM) contract and its benefits, including the charges for such benefits are described in a separate prospectus.


                                                        Accessing your money  39

5. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o   A mortality and expense risks charge

o   A charge for other expenses

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On the last day of the contract year -- an annual administrative charge, if applicable

o   Charge for third-party transfer or exchange

o At the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge, if applicable

o   A ratcheted death benefit charge, if you elect the benefit

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. A variable immediate annuity administrative fee may also apply.

More information about these charges appears below.

We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


CHARGES UNDER THE CONTRACTS


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the standard death benefit. The daily charge is currently equivalent to an annual rate of 0.95% (1.65% maximum) of the net assets in each variable investment option.


The mortality risk we assume is that annuitants (as a group) will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. The expense risk we assume is that our expenses in providing the benefits and administering the contracts will be greater than we expect.


To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is currently equivalent to an annual rate of 0.25% (0.35% maximum) of net assets in each variable investment option.


TOTAL MAXIMUM SEPARATE ACCOUNT A CHARGES

The current total annual rate for Separate Account A charges is 1.20%. We may increase or decrease this total annual rate, but we may not increase it above a maximum rate of 2.00%. Any increase will apply only after the date of the change. Any changes we make will reflect differences in costs and anticipated expenses, and will not be unfair or discriminatory.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. We deduct the charge if your account value on the last business day of the contract year, is less than $25,000 under NQ contracts and $20,000 under IRA contracts. If your account value on such date is $25,000 or more for NQ ($20,000 or more for IRA) contracts, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your current account value plus any amount previously withdrawn during the contract year. The charge is currently $30 for contract years three or later. We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We reserve the right to deduct this charge on a quarterly, rather than annual, basis.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually


40  Charges and expenses
owned EQUI-VEST(SM) contract/certificate having an account value that, when combined with the account value of other EQUI-VEST(SM) contracts/certificates owned by the same person, exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to EQUI-VEST(SM) contracts/certificates owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.



CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE

We impose a charge for making a direct transfer of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and a charge of $25 for each direct transfer or exchange. We reserve the right to increase this charge to a maximum of $65.


WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options. If we deduct all or a portion of the withdrawal charge from the fixed maturity options, a market value adjustment will apply. See "About our fixed maturity options" in "More information" later in this prospectus.

The amount of the withdrawal charge we deduct is equal to 6% of any contribution withdrawn attributable to contributions made during the current and five prior contract years measured from the date of the withdrawal.

In the case of surrenders, we will pay you the greater of the following up to a maximum of the account value:

o the account value after any withdrawal charge has been imposed (cash value), or

o the 15% free withdrawal amount plus the contributions made before the current and five prior participation years that have not been previously withdrawn plus 94% of (a) the remaining account value, minus (b) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, the federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this prospectus.

We may reduce the withdrawal charge in order to comply with any state law requirement. See "Contracts issued in New York -- fixed maturity options" below.

The withdrawal charge does not apply in the circumstances described below.

15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply if:

o   the annuitant dies and a death benefit is payable to the beneficiary.

o we receive a properly completed election form providing for the account value to be used to buy a life contingent annuity or a non-life annuity with a period certain for a term of at least ten years.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii) The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, with respect to a contribution if the condition as described in (i), (ii) or (iii) above existed at the time the contribution was remitted, or if the condition began within the 12 month period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may


                                                        Charges and expenses  41
be waived. Your financial professional can provide more information or you may contact our processing office.

For traditional IRA and Roth IRA contracts, the withdrawal charge also does not apply:

o   after six contract years and the annuitant is at least age 59-1/2; or

o if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.


CONTRACTS ISSUED IN NEW YORK -- FIXED MATURITY OPTIONS

For contracts issued in New York, the withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 6% and will be determined by applying the New York Declining Scale ("declining scale"). If you withdraw amounts that have been transferred from one fixed maturity option to another, we use the New York Alternative Scale ("alternative scale") if it produces a higher charge than the declining scale.



--------------------------------------------------------------------------------
    Declining scale           Alternative scale
--------------------------------------------------------------------------------
  Year of investment    Year of transfer within fixed
  in fixed maturity               maturity
       option*                     option*
--------------------------------------------------------------------------------
  Within year 1   6%          Within year 1        5%
--------------------------------------------------------------------------------
        2         6%                2              4%
--------------------------------------------------------------------------------
        3         5%                3              3%
--------------------------------------------------------------------------------
        4         4%                4              2%
--------------------------------------------------------------------------------
        5         3%                5              1%
--------------------------------------------------------------------------------
        6         2%          After year 5         0%
--------------------------------------------------------------------------------
   After year 6   0%   Not to exceed 1% times
                       the number of years
                       remaining in the fixed
                       maturity option, rounded
                       to the higher number of
                       years. In other words, if
                       4.3 years remain, it would
                       be a 5% charge.
--------------------------------------------------------------------------------

* Measured from the contract date anniversary prior to the date of the contribution or transfer.

In the following example we compare the withdrawal charge that would apply to a withdrawal from a NQ or traditional IRA contract that has an account value of $10,000; $8,000 from a contribution made three years ago and $2,000 from positive investment performance.

o If you were to withdraw the total amount of the contribution within the first six years after it was made, the withdrawal charge that generally applies would be $480 (6% of $8,000). However, if when you made your contribution you allocated it to a fixed maturity option, the withdrawal charge would be lower. According to the declining scale method described above, the withdrawal charge would be limited to 5% of the $8,000, or $400 in the third year.

o The withdrawal charge may be different if when you made your contribution three years ago, you allocated it to a fixed maturity option and then in the third year, you transfer the amounts that apply to such contribution to a new fixed maturity option. In this example we assume that there is one year remaining in the new fixed maturity option. Because you made a transfer among the fixed maturity options, the alternative scale may now apply. Based on this alternative scale, a contribution that is transferred will be subject to a 5% withdrawal charge if you withdraw that contribution in the same year that you make the transfer. However, the withdrawal charge may not exceed 1% for each year remaining in the new fixed maturity option. Since, in this example, the time remaining in the new fixed maturity option is one year, the withdrawal charge under the alternative scale would be limited to 1%. Because New York regulations permit us to use the greater of the declining scale or the alternative scale, the withdrawal charge would be 5%, or $400, based on the declining scale.

o The withdrawal charge may not exceed the charge that would normally apply under the contract. Use of a New York scale can only result in a lower charge. If your contribution has been in the contract for more than six years and therefore would not have a withdrawal charge associated with it, no withdrawal charge would apply.

o If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

o As of any date on which 50% or more of your account value is held in fixed maturity options, the free withdrawal amount is zero.

For contracts issued in New York, you should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option scheduled to mature next. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.

The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower free withdrawal amount than those that would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to purchase a Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.



OPTIONAL RATCHETED DEATH BENEFIT CHARGE

If you elect the optional ratcheted death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.15% of your account value on the contract date anniversary.


42  Charges and expenses

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment. See "About our fixed maturity options" in "More information" later in this prospectus.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o   Management fees ranging from 0.10% to 1.40%.

o   12b-1 fees of 0.25%.


o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts. For more information about these charges, please refer to the prospectuses for the Trusts.



GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.


                                                        Charges and expenses  43

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. We describe the death benefit in "Contract features and benefits" earlier in this prospectus.


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.


Generally, the death of the annuitant terminates the contract. However, if you are both the owner and the annuitant and your spouse is the sole primary beneficiary or the joint owner, the contract can be continued as discussed below under "Successor owner and annuitant." Only a spouse who is the sole primary beneficiary can be a successor owner/annuitant. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. A beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


SUCCESSOR OWNER AND ANNUITANT. For all contracts, your spouse can elect upon your death to continue the contract as the owner/annuitant and no death benefit is payable until the surviving spouse's death.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the successor owner and annuitant feature, we will increase the account value to equal your ratcheted (or minimum) death benefit, if such death benefit is greater than such account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be withdrawn only after all other amounts have been withdrawn. The minimum death benefit will continue to apply. In determining whether the ratcheted death benefit, if elected, will continue to grow, and to determine if contributions are permitted we will use your surviving spouse's age as of the date the successor owner and annuitant feature is effected.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving federal tax law required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, we will automatically make the beneficiary you name to receive the death benefit upon the annuitant's death your successor owner. If you do not want this beneficiary also to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

If the surviving spouse is the successor owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living. An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed under "Beneficiary continuation option" below. The account value must be distributed no later than 5 years after the spouse's death.


HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


44  Payment of death benefit

Single sum payments generally are paid through the AXA Equitable Access Account, an interest bearing account with check writing privileges. The AXA Equitable Access Account is part of AXA Equitable's general account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract in the deceased contract owner's name and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary must elect this feature by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:


o The contract continues with your name on it for the benefit of your beneficiary.


o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o The minimum death benefit or the ratcheted death benefit, if applicable under the contract, will no longer be in effect and the charge for the ratcheted death benefit will stop.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as the inherited annuity, may only be elected when the NQ contract owner dies before the date annuity payments are to begin, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section.

This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.


o The contract continues with your name on it for the benefit of your beneficiary.


o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.


                                                    Payment of death benefit  45

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o The minimum death benefit or the ratcheted death benefit, if applicable under your contract, will no longer be in effect and the charge for the ratcheted death benefit will stop.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. See "Taxation of nonqualified annuities" in "Tax information" later in this prospectus.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary that he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If you are both the owner and annuitant:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

o If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

o   The account value will not be reset to the death benefit amount.

o The withdrawal charge schedule and free corridor amount on the contract will continue to be applied to any withdrawal or surrender other than scheduled payments.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceeds the free corridor amount. See "Withdrawal charge" in "Charges and expenses" earlier in this prospectus.

If a contract is jointly owned:

o The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

o If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" above.

o If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" above.


46  Payment of death benefit

7.  Tax information

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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this prospectus, or a custodial or trusteed individual retirement account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the choice of death benefits, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts. For this purpose, additional annuity contract benefits may include enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multi-


                                                             Tax information  47
plying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


In order to get annuity payment tax treatment, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN


If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o The contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o The owner and the annuitant are the same under the source contract and the EQUI-VEST(SM) NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the EQUI-VEST(SM) NQ contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of an owner.



SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


BENEFICIARY CONTINUATION OPTION

We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under the beneficiary continuation option for NQ contracts. See the discussion of the beneficiary continuation option for NQ contracts earlier in this prospectus. Among other things, the IRS rules that:

o scheduled payments under the beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects Withdrawal Option 1 or Withdrawal Option 2;

o scheduled payments, any additional withdrawals under Withdrawal Option 2, or contract surrenders under Withdrawal Option 1 will only be taxable to the beneficiary when amounts are actually paid, regardless of the Withdrawal Option selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with Withdrawal Option 1 will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.


The ruling specifically does not address the taxation of any payments received by a beneficiary electing Withdrawal Option 2 (whether scheduled payments or any withdrawal that might be taken).

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account A. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.


48  Tax information

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account A. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.


Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account A, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a large number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account A.


INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/ or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o "traditional IRAs," typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans.

o   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the EQUI-VEST(SM) contract in both traditional IRA and Roth IRA versions.


This prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts.


We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).


We have received an opinion letter from the IRS approving the respective forms of the EQUI-VEST(SM) traditional and Roth IRA contracts for use as a traditional IRA and a Roth IRA, respectively. We may no longer rely on the opinion letter for the Roth IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the EQUI-VEST(SM) traditional and Roth IRA contracts.


AXA Equitable has applied for opinion letters from the IRS to approve the respective forms of nearly identical versions of the Inherited IRA beneficiary continuation contract for use as a traditional and Roth IRA, respectively. We do not know if and when any such approval may be granted.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the EQUI-VEST(SM) IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this prospectus. You can cancel an EQUI-VEST(SM) Roth IRA contract issued as a result of a full or partial conversion of any EQUI-VEST(SM) traditional IRA contract by following the instructions in the "EQUI-VEST(SM) Roth IRA Re-Characterization Form." The form is available from our processing office or your financial professional. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:


o   "regular" contributions out of earned income or compensation; or

o   tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS.

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount


                                                             Tax information  49
depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional
IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70-1/2 or any taxable year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA for the taxable year.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is being made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed above under "Limits on contributions." That is, your fully deductible contribution can be up to $5,000, or if less, your earned income. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions.


If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.


Cost of living adjustments apply to the income limits on deductible contributions.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2008, AGI between $53,000 and $63,000 after adjustment.)

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 (for 2008, AGI between $85,000 and $105,000 after adjustment).


Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000 (for 2008, AGI between $159,000 and $169,000 after adjustment.)


To determine the deductible amount of the contribution for 2008, for example, you determine AGI and subtract $53,000 if you are single, or $85,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:



 ($10,000-excess AGI)     times    the maximum       equals   the adjusted
----------------------      x        regular           =       deductible
 divided by $10,000             contribution amount           contribution
                                  for the year                   limit
                                 discussed above

ADDITIONAL "SAVER'S CREDIT" FOR CONTRIBUTIONS TO A TRADITIONAL IRA OR ROTH IRA


You may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($53,000 after cost of living adjustment for 2008). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for



50  Tax information
which you make the contribution including extensions. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) plan, governmental employer 457(b) plan, SIMPLE IRA, or SARSEP IRA, as well as a traditional IRA or Roth IRA.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.


ROLLOVER AND TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o   qualified plans;

o governmental employer 457(b) plans, also referred to as "governmental employer EDC plans";


o   403(b) plans; and


o   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances.


There are two ways to do rollovers:

o   Do it yourself:
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover:
    You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.


All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:


o   "a required minimum distribution" after age 70-1/2 or retirement; or

o one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o one of a series of substantially equal periodic payments made for a specified period of 10 years or more; or

o   a hardship withdrawal; or

o   a corrective distribution which fits specified technical tax rules; or

o   a loan that is treated as a distribution; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or


o a qualified domestic relations order distribution to a beneficiary who is not your current or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS


Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable



                                                             Tax information  51
amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.



ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVER AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spousal beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.



EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o   regular contributions to a traditional IRA made after you reach age 70-1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from an eligible retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" above.)


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified



52  Tax information
plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.



Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS


BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include enhanced death benefits. This could increase the amount required to be distributed from these contracts.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. If you do not elect one of these options, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.


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WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

SUCCESSOR ANNUITANT AND OWNER


If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death. The required minimum distribution rules are applied as if your surviving spouse is the contract owner.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


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ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional IRAs."

The EQUI-VEST(SM) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or


o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements; or


o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").


If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.



REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs. If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that your modified adjusted gross income exceeds the following amounts (indexed for cost of living adjustment):

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2008, $169,000 after adjustment); or,

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000 (for 2008, $116,000 after adjustment).


However, you can make regular Roth IRA contributions in reduced amounts when:


o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2008, between $159,000 and $169,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2008, between $101,000 and $116,000 after adjustment).


If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.


WHEN CAN YOU MAKE CONTRIBUTIONS?  Same as traditional IRAs.


DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


ROLLOVERS AND DIRECT TRANSFERS


WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o   another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or



                                                             Tax information  55

o from non-Roth accounts under another eligible retirement plan subject to limits specified below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spousal beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.



CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Beginning in 2008 amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan. You must meet AGI limits specified below.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. In the case of a traditional IRA conversion rollover for example, we are required to withhold 10% federal income tax from the amount treated as converted unless you properly elect out of such withholding. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

The following rules apply until 2010: You cannot make conversion rollover contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the conversion rollover. Modified adjusted gross income for this purpose excludes any lifetime required minimum distribution from a traditional IRA or other eligible retirement plan.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount reported as includible in certain circumstances.



RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.


Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original



56  Tax information

SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.


The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


To recharacterize a contribution you must use our forms.



WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o   Rollovers from a Roth IRA to another Roth IRA;

o   Direct transfers from a Roth IRA to another Roth IRA;

o   Qualified distributions from a Roth IRA; and

o   Return of excess contributions or amounts recharacterized to a traditional
    IRA.


QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you are age 59-1/2 or older; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).


NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

    (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

    (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain - with any custodian or issuer - are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2008 and the conversion contribution is made in 2009, the conversion contribution is treated as contributed prior to the other conversion contributions made in 2009.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS

Lifetime required minimum distributions do not apply.

                                                             Tax information  57

REQUIRED MINIMUM DISTRIBUTION AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS

Generally, the same as traditional IRA, except that regular contributions made after age 70-1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


ILLUSTRATION OF GUARANTEED INTEREST RATES

In the following two tables, we provide information that the IRS requires us to furnish to prospective IRA contract owners. In the tables we illustrate the 1.00% minimum guaranteed interest rate for contributions we assume are allocated entirely to the guaranteed interest option. (The rate may be higher in your state.) In Table I we assume a $1,000 contribution made annually on the contract date and on each anniversary after that. In Table II we assume a single initial contribution of $1,000, and no additional contributions. The guaranteed interest rate, which can range from 1.00% to 3.00%, is in the contract.

The account values shown reflect no withdrawal charges. The cash values shown reflect the withdrawal charge that applies if you surrender your contract for its cash value. In all cases we assume no transfers.

These values reflect the effect of the annual administrative charge deducted at the end of each contract year in which the account value is less than $20,000.


To find the appropriate value for the end of the contract year at any particular age, you subtract the age (nearest birthday) at issue of the contract from the current age and find the corresponding year in the table. Years that correspond to a current age over 70, should be ignored, unless the contract is a Roth IRA.


You should consider the information shown in the tables in light of your present age. Also, with respect to Table I, you should consider your ability to contribute $1,000 annually. Any change in the amounts contributed annually in Table I, or in the amount of the single contribution in Table II would, of course, change the results shown.


58  Tax information

    Table I at the guaranteed minimum rate of 1.00% (the rate may be higher in your state)

                                     TABLE I
                         ACCOUNT VALUES AND CASH VALUES
 (ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY AT THE BEGINNING OF THE CONTRACT
                                      YEAR)


--------------------------------------------------------------------------------
        1.00% Minimum Guarantee                   1.00% Minimum Guarantee
--------------------------------------------------------------------------------
 Contract      Account         Cash       Contract      Account           Cash
 Year End       Value          Value      Year End       Value           Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      1    $    989.80    $    936.35       26      $ 29,196.26     $ 28,836.26
--------------------------------------------------------------------------------
      2    $  1,979.70    $  1,872.79       27      $ 30,498.22     $ 30,138.22
--------------------------------------------------------------------------------
      3    $  2,979.49    $  2,818.60       28      $ 31,813.20     $ 31,453.20
--------------------------------------------------------------------------------
      4    $  3,989.29    $  3,773.87       29      $ 33,141.33     $ 32,781.33
--------------------------------------------------------------------------------
      5    $  5,009.18    $  4,738.69       30      $ 34,482.75     $ 34,122.75
--------------------------------------------------------------------------------
      6    $  6,039.27    $  5,713.15       31      $ 35,837.57     $ 35,477.57
--------------------------------------------------------------------------------
      7    $  7,079.67    $  6,719.67       32      $ 37,205.95     $ 36,845.95
--------------------------------------------------------------------------------
      8    $  8,130.46    $  7,770.46       33      $ 38,588.01     $ 38,228.01
--------------------------------------------------------------------------------
      9    $  9,191.77    $  8,831.77       34      $ 39,983.89     $ 39,623.89
--------------------------------------------------------------------------------
     10    $ 10,263.69    $  9,903.69       35      $ 41,393.73     $ 41,033.73
--------------------------------------------------------------------------------
     11    $ 11,346.32    $ 10,986.32       36      $ 42,817.67     $ 42,457.67
--------------------------------------------------------------------------------
     12    $ 12,439.79    $ 12,079.79       37      $ 44,255.84     $ 43,895.84
--------------------------------------------------------------------------------
     13    $ 13,544.18    $ 13,184.18       38      $ 45,708.40     $ 45,348.40
--------------------------------------------------------------------------------
     14    $ 14,659.63    $ 14,299.63       39      $ 47,175.49     $ 46,815.49
--------------------------------------------------------------------------------
     15    $ 15,786.22    $ 15,426.22       40      $ 48,657.24     $ 48,297.24
--------------------------------------------------------------------------------
     16    $ 16,924.08    $ 16,564.08       41      $ 50,153.81     $ 49,793.81
--------------------------------------------------------------------------------
     17    $ 18,073.33    $ 17,713.33       42      $ 51,665.35     $ 51,305.35
--------------------------------------------------------------------------------
     18    $ 19,234.06    $ 18,874.06       43      $ 53,192.00     $ 52,832.00
--------------------------------------------------------------------------------
     19    $ 20,436.40    $ 20,076.40       44      $ 54,733.92     $ 54,373.92
--------------------------------------------------------------------------------
     20    $ 21,650.76    $ 21,290.76       45      $ 56,291.26     $ 55,931.26
--------------------------------------------------------------------------------
     21    $ 22,877.27    $ 22,517.27       46      $ 57,864.18     $ 57,504.18
--------------------------------------------------------------------------------
     22    $ 24,116.04    $ 23,756.04       47      $ 59,452.82     $ 59,092.82
--------------------------------------------------------------------------------
     23    $ 25,367.20    $ 25,007.20       48      $ 61,057.35     $ 60,697.35
--------------------------------------------------------------------------------
     24    $ 26,630.88    $ 26,270.88       49      $ 62,677.92     $ 62,317.92
--------------------------------------------------------------------------------
     25    $ 27,907.18    $ 27,547.18       50      $ 64,314.70     $ 63,954.70
--------------------------------------------------------------------------------

    Table II at the guaranteed minimum rate of 1.00% (the rate may be higher in your state)

                                    TABLE II
                         ACCOUNT VALUES AND CASH VALUES
     (ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

--------------------------------------------------------------------------------
      1.00% Minimum Guarantee              1.00% Minimum Guarantee
--------------------------------------------------------------------------------
 Contract     Account       Cash      Contract     Account       Cash
 Year End      Value        Value     Year End      Value        Value
--------------------------------------------------------------------------------
      1    $ 989.80     $ 936.35        26      $ 434.76     $ 434.76
--------------------------------------------------------------------------------
      2    $ 979.70     $ 926.80        27      $ 409.11     $ 409.11
--------------------------------------------------------------------------------
      3    $ 959.50     $ 907.69        28      $ 383.20     $ 383.20
--------------------------------------------------------------------------------
      4    $ 939.10     $ 888.38        29      $ 357.03     $ 357.03
--------------------------------------------------------------------------------
      5    $ 918.49     $ 868.89        30      $ 330.60     $ 330.60
--------------------------------------------------------------------------------
      6    $ 897.67     $ 849.20        31      $ 303.91     $ 303.91
--------------------------------------------------------------------------------
      7    $ 876.65     $ 876.65        32      $ 276.95     $ 276.95
--------------------------------------------------------------------------------
      8    $ 855.42     $ 855.42        33      $ 249.72     $ 249.72
--------------------------------------------------------------------------------
      9    $ 833.97     $ 833.97        34      $ 222.21     $ 222.21
--------------------------------------------------------------------------------
     10    $ 812.31     $ 812.31        35      $ 194.44     $ 194.44
--------------------------------------------------------------------------------
     11    $ 790.43     $ 790.43        36      $ 166.38     $ 166.38
--------------------------------------------------------------------------------
     12    $ 768.34     $ 768.34        37      $ 138.04     $ 138.04
--------------------------------------------------------------------------------
     13    $ 746.02     $ 746.02        38      $ 109.42     $ 109.42
--------------------------------------------------------------------------------
     14    $ 723.48     $ 723.48        39      $  80.52     $  80.52
--------------------------------------------------------------------------------
     15    $ 700.71     $ 700.71        40      $  51.32     $  51.32
--------------------------------------------------------------------------------
     16    $ 677.72     $ 677.72        41      $  21.84     $  21.84
--------------------------------------------------------------------------------
     17    $ 654.50     $ 654.50        42      $   0.00     $   0.00
--------------------------------------------------------------------------------
     18    $ 631.04     $ 631.04        43      $   0.00     $   0.00
--------------------------------------------------------------------------------
     19    $ 607.35     $ 607.35        44      $   0.00     $   0.00
--------------------------------------------------------------------------------
     20    $ 583.43     $ 583.43        45      $   0.00     $   0.00
--------------------------------------------------------------------------------
     21    $ 559.26     $ 559.26        46      $   0.00     $   0.00
--------------------------------------------------------------------------------
     22    $ 534.85     $ 534.85        47      $   0.00     $   0.00
--------------------------------------------------------------------------------
     23    $ 510.20     $ 510.20        48      $   0.00     $   0.00
--------------------------------------------------------------------------------
     24    $ 485.31     $ 485.31        49      $   0.00     $   0.00
--------------------------------------------------------------------------------
     25    $ 460.16     $ 460.16        50      $   0.00     $   0.00
--------------------------------------------------------------------------------


                                                              Tax information 59

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any required transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $18,720 in periodic annuity payments in 2008 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender, termination, or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


60  Tax information

8. More information

--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.


Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account A that is available under the contract invests solely in Class IB/B shares issued by the corresponding portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5) to deregister Separate Account A under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each of its portfolios.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to the Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.



ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained through TOPS or EQAccess or from your financial professional.


The rates to maturity for new allocations as of February 15, 2008 and the related price per $100 of maturity value were as shown below.





--------------------------------------------------------------------------------
  Fixed Maturity Options
     With June 15th
    Maturity Date of       Rate to Maturity as of      Price Per $100 of
      Maturity Year          February 15, 2008         Maturity Value
--------------------------------------------------------------------------------
           2008                    3.00%*                 $ 99.02
           2009                    3.00%*                 $ 96.14
           2010                    3.00%*                 $ 93.34
           2011                    3.00%*                 $ 90.62
           2012                    3.00%*                 $ 87.98
           2013                    3.20%                  $ 84.53
           2014                    3.65%                  $ 79.69
--------------------------------------------------------------------------------


                                                             More information 61

--------------------------------------------------------------------------------
  Fixed Maturity Options
     With June 15th
    Maturity Date of       Rate to Maturity as of      Price Per $100 of
      Maturity Year          February 15, 2008         Maturity Value
--------------------------------------------------------------------------------
           2015                     4.05%                  $ 74.74
           2016                     4.25%                  $ 70.68
           2017                     4.45%                  $ 66.60
--------------------------------------------------------------------------------



* Since these rates to maturity are 3%, no amounts could have been allocated to these options.



HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws.


62  More information

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, TRADITIONAL IRA, AND ROTH IRA CONTRACTS


You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking or savings account, money market checking or savings account, or credit union checking or savings account and contributed as an additional contribution into an NQ, traditional IRA, or Roth IRA contract on a monthly basis. For all forms of IRAs, your contributions are subject to the limits and conditions on contributions described in "Tax information" earlier in this prospectus.

AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

PAYROLL DEDUCTION PROGRAM. You can authorize your employer to remit your NQ, traditional IRA or Roth IRA contributions to us if your employer has a payroll deduction program. Those contributions are still your contributions, not your employer's.

WIRE TRANSFERS. You may also send your contributions by wire transfer from your bank.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.



BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

       - on a non-business day;
       - after 4:00 p.m. Eastern Time on a business day; or
       - after an early close of regular trading on the NYSE on a business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.



CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:


o   the election of trustees;


o   the formal approval of independent auditors selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.


                                                            More information  63

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1 (800) 628-6673.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement, under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge if one applies.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account A The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.60% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid


64  More information
on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 6.5% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 0.60% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(SM) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.


In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



                                                            More information  65

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2007 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference. AXA Equitable intends to send owners account statements and other such legally-required reports. AXA Equitable does not anticipate such reports will include periodic financial statements or information concerning AXA Equitable.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Please see the Registration Statement for additional information concerning the Market Value Adjustment.


The Annual Report includes the audited consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (the "AXA Equitable Financial Statements"). The AXA Equitable Financial Statements are included in the Annual Report and incorporated by reference into this prospectus in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm. The AXA Equitable Financial Statements are also included in the Annual Report and incorporated by reference into this prospectus in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firms as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.


Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation, will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual Report on Form 10-K and quarterly reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).


66  Incorporation of certain documents by reference

Appendix I: QP IRA contracts

--------------------------------------------------------------------------------

The following provides information on the features and benefits of QP IRA contracts that are different than the features and benefits described in the prospectus for traditional IRA contracts under EQUI-VEST(SM). QP IRA contracts are not available to new purchasers and this information is applicable to existing contract holders only.


------------------------------------------------------------------------------------------------------------------------------------
 Features and benefits            Availability or variation
------------------------------------------------------------------------------------------------------------------------------------
Source of contributions          o Rollovers from a qualified plan.
                                 o Rollovers from a TSA.
                                 o The QP IRA contract is intended to be a conduit IRA to be used primarily for rollover contributions from a qualified plan or TSA, although we accept regular
                                   IRA contributions (limits are described earlier in this prospectus under "Traditional individual retirement annuities (traditional IRAs)").
------------------------------------------------------------------------------------------------------------------------------------
Minimum contributions            $2,500 each rollover amount.
------------------------------------------------------------------------------------------------------------------------------------
Limitations on contributions     Rollover contributions after age 70-1/2 must be net of required minimum distributions.
------------------------------------------------------------------------------------------------------------------------------------
Taxation of payments             The QP IRA is used as a conduit IRA so that amounts are not commingled. If you are
Federal income tax withholding   eligible for ten year averaging and long term capital gains treatment of distributions from a qualified plan, you may be able to preserve such treatment even though an eligible rollover from a qualified plan is temporarily rolled into a conduit IRA, such as a QP IRA, before rolling it back into a qualified plan. See your tax adviser.
------------------------------------------------------------------------------------------------------------------------------------

                                                Appendix I: QP IRA contracts I-1

Appendix II: Condensed financial information

--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below, as of December 31, 2007, are for contracts offered under Separate Account A with the same daily asset charge of 1.20%.





   UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                         OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2007.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the years
                                                                                              ending December 31,
                                                                                ----------------------------------------------------
                                                                                                1998         1999
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.39     $ 118.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           11
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.87     $ 126.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          105
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.32     $ 101.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.00     $ 126.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 116.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           36
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.62     $ 100.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.94     $ 109.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2000         2001        2002
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.59     $ 111.79    $  96.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             101          287         488
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.54     $  94.83    $  62.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             702          944         905
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.71     $ 116.93    $ 125.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              16          112         193
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  95.90     $  72.66    $  64.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              36           45         272
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.88     $  70.52    $  47.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             350          438         383
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.03     $ 117.42    $ 124.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              27          112         158
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.09     $ 105.51    $  72.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              98          166         206
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  94.71    $  80.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           71         173
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2003         2004         2005
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.19     $ 120.60     $ 128.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           12           32
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.19     $ 107.05     $ 108.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           31           42
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.18     $ 110.91     $ 113.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           21           44
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.46     $ 121.88     $ 126.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             503          565          647
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.00     $ 119.18     $ 125.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           50          122
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  92.29     $ 104.06     $ 107.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                           1,026        1,206        1,254
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.60     $ 127.50     $ 127.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             185          163          153
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.19     $ 100.63     $ 114.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             302          335          398
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  58.38     $  62.52     $  70.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             362          311          281
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.77     $ 130.97     $ 131.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             142          135          136
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.26     $ 114.03     $ 125.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             238          247          253
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.78     $ 115.20     $ 120.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             235          340          396
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 103.66
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.49     $ 101.87     $ 108.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3           14
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                      For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 149.99     $ 157.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              83          150
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.87     $ 119.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              55          100
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 121.57     $ 126.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              80          145
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 137.55     $ 144.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             699          821
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 142.10     $ 149.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             290          487
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.28     $ 119.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                           1,179        1,018
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 129.94     $ 137.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             138          124
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 139.89     $ 154.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             454          488
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  69.76     $  78.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             249          223
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 135.39     $ 139.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             130          124
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 135.30     $ 155.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             245          215
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 143.93     $ 135.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             471        1,183
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.85     $ 111.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              12           11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.46     $ 110.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              20           17
------------------------------------------------------------------------------------------------------------------------------------


II-1 Appendix II: Condensed financial information

   UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                         OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2007.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
                                                                                ----------------------------------------------------
                                                                                               1998         1999
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  97.91     $ 115.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 107.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 106.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 103.69     $ 123.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           50
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 106.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2000         2001         2002
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.11     $ 132.52     $ 109.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              41          119          183
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  75.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           74
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.26     $  87.02     $  63.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  54.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.80     $ 108.22     $  80.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9           31          130
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.63     $  95.13     $  72.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             258          367          451
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.02     $  76.26     $  57.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           10           16
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.02     $  85.57     $  68.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9          106          195
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2003         2004         2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 141.44     $ 154.51     $ 158.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             219          284          294
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  96.00     $ 115.37     $ 126.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              85          120          197
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 107.01     $ 112.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            6           50
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  79.94     $  81.81     $  87.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            6            8
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  66.27     $  69.10     $  71.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              11           12           17
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.65     $ 114.66     $ 120.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             142          147          147
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 104.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  91.12     $ 100.33     $ 103.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             536          628          666
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  97.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          468
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  78.17     $  82.67     $  84.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              26           53           44
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  97.80     $ 112.12     $ 117.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             301          399          468
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 105.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 113.27     $ 116.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            7           62
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending
                                                                                                 December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 187.75     $ 187.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             276          266
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 156.89     $ 170.79
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             231          237
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 128.59     $ 131.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              67           72
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  91.38     $ 101.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9           12
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  76.14     $  79.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              27           43
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.03     $ 133.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             143          370
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.01     $ 112.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              27           45
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  97.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            8
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.68     $ 122.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             652          649
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.66     $ 107.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14           37
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  88.82     $  97.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              38           41
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 129.84     $ 138.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             494          531
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.34     $ 105.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              22          149
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.27     $  97.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           10
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  95.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           69
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.57     $ 119.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              12           21
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 137.07     $ 148.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              80          128
------------------------------------------------------------------------------------------------------------------------------------


                               Appendix II: Condensed financial information II-2

   UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                         OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2007.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
                                                                                ----------------------------------------------------
                                                                                                1998        1999
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.60    $  98.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $ 104.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.53    $ 177.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          36
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  82.88    $  83.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.68    $ 105.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          17
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --    $  67.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          12
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --    $ 107.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          45
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.43    $  95.23    $  76.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              17          32          35
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.57    $  85.14    $  66.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              17          21          26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 142.46    $  92.82    $  60.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             288         316         265
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $ 105.94    $  92.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          47
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.60    $  88.97    $  74.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14         126         261
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.19    $ 112.74    $ 112.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              57         125         107
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                               2003        2004         2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  89.06    $  99.97     $ 115.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             31          75           97
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 115.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 109.48    $ 112.60     $ 113.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             72          95          130
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  95.42    $ 104.53     $ 107.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             35          38           39
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  80.11    $  88.18     $  93.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             31          32           31
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  76.94    $  85.62     $  92.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            250         232          215
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 106.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 100.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           20
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 106.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 105.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 111.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           14
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 119.93    $ 130.94     $ 143.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            133         180          241
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  98.72    $ 114.94     $ 126.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            291         333          377
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 112.05    $ 111.56     $ 113.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             83          75           68
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 104.69     $ 109.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending
                                                                                                   December 31,
                                                                                ----------------------------------------------------
                                                                                                2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 136.30     $ 155.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             121          116
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 142.89     $ 164.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14           40
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.91     $ 119.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             144          159
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.65     $ 124.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              39           38
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.21     $ 106.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              28           26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.21     $ 112.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             178          167
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.35     $ 104.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              41           49
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.69     $ 106.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              33           41
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.86     $ 125.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              10           13
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.71     $ 128.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5           10
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.96     $ 123.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              23           38
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 154.70     $ 174.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             295          326
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 140.50     $ 136.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             382          349
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.78     $ 120.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             103          133
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.29     $ 138.79
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5           11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.15     $ 107.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               8           73
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.99     $ 115.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           17
------------------------------------------------------------------------------------------------------------------------------------


II-3 Appendix II: Condensed financial information

   UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                         OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2007.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years
                                                                                             ending December 31,
                                                                                ----------------------------------------------------
                                                                                               1998         1999
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 81.49     $ 157.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 90.25     $ 105.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           17
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 89.20     $  84.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            5
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                               2000        2001        2002
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $  81.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          18
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 93.36     $ 87.48    $  81.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             42          44          54
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 90.50     $ 66.90    $  47.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             71         100          95
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 106.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          83
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $  79.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          17
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 76.49     $ 76.09    $  72.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             28          49          69
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $  78.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          17
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2003         2004        2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $  99.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          35
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $  99.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.68     $ 136.81    $ 140.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              59          104         133
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.26    $ 114.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2          26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.27    $ 117.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          21
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $ 104.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 125.29     $ 153.09    $ 200.85
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              69           95         144
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --    $ 123.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  63.88     $  70.75    $  75.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             106          123         122
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.55     $ 112.44    $ 113.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             100          106         121
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.13     $ 110.93    $ 117.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              32           49          57
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  88.34     $  94.85    $  96.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             130          179         218
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.76     $ 120.87    $ 137.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31           62          71
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending
                                                                                                 December 31,
                                                                                ----------------------------------------------------
                                                                                                2006        2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  95.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.04    $ 107.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3          13
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.64    $ 108.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              56          73
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.60    $ 106.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              11          19
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 163.91    $ 158.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             167         193
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.40    $ 114.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              30         152
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.63    $ 108.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              11          54
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 132.73    $ 132.66
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              46          65
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.54    $ 115.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              23          32
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 271.98    $ 381.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             180         196
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.70    $ 161.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              12          34
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  82.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --         244
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  78.55    $  86.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             112          98
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.90    $ 121.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             111         108
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 121.77    $ 131.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              60          63
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.90    $ 106.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             218         211
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 170.70    $ 189.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              89          88
------------------------------------------------------------------------------------------------------------------------------------


                               Appendix II: Condensed financial information II-4

      UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                            OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2007.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                For the years ending
                                                                                                    December 31,
                                                                                ----------------------------------------------------
                                                                                             1998    1999    2000    2001
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                               2002        2003         2004
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  76.54    $  96.89     $ 104.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             21          31           33
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  67.96    $  87.71     $  92.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             32          53           65
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  79.20    $ 102.57     $ 115.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             32          39           51
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  62.08    $  86.02     $  94.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             43          94          125
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  73.80    $ 102.53     $ 116.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             36          66           91
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 114.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 112.91    $ 153.26     $ 177.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             27          54          102
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  56.71    $  88.33     $  91.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              9          31          130
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.72     $ 124.24     $ 128.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31           29           30
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.17     $  97.10     $ 106.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              65           66           67
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.70     $ 144.66     $ 148.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              62           87           93
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.69     $ 110.13     $ 121.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             122          116          107
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.75     $ 140.28     $ 138.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              89           85           82
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 121.73     $ 132.55     $ 135.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              26           50           72
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 183.41     $ 210.41     $ 187.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             120          127          112
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.73     $ 106.79     $ 124.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             128          124          126
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 108.37     $ 114.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            5
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.32     $ 115.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2           15
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 110.21     $ 116.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            7
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 110.99     $ 118.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            5
------------------------------------------------------------------------------------------------------------------------------------


II-5 Appendix II: Condensed financial information

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2008 to a fixed maturity option with a maturity date of June 15, 2016 (eight years later) at a hypothetical rate to maturity of 7.00% (h), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2012.(a)





-----------------------------------------------------------------------------------------
                                                                Hypothetical assumed
                                                                 rate to maturity(j)
                                                                  on June 15, 2012
                                                            -----------------------------
                                                                      5%          9%
-----------------------------------------------------------------------------------------
As of June 15, 2012 before withdrawal
-----------------------------------------------------------------------------------------
(1) market adjusted amount(b)                                   $141,389    $121,737
-----------------------------------------------------------------------------------------
(2) fixed maturity amount(c)                                    $131,104    $131,104
-----------------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                          $ 10,285    $ (9,367)
    On June 15, 2012 after $50,000 withdrawal
-----------------------------------------------------------------------------------------
(4) portion of market value adjustment associated with the withdrawal:
    (3) x [$50,000/(1)]                                         $  3,637    $ (3,847)
-----------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal:
    $50,000 - (4)                                               $ 46,363    $ 53,847
-----------------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                        $ 91,389    $ 71,737
-----------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                            $ 84,741    $ 77,257
-----------------------------------------------------------------------------------------
(8) maturity value (d)                                          $111,099    $101,287
-----------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:



 (a)      Number of days from the withdrawal date to the maturity date = D = 1,461

 (b)      Market adjusted amount is based on the following calculation:

             Maturity value                              $171,882
          ------------------           =          -----------------------           where j is either 5% or 9%
             (1+j)(D/365)                           (1+j)(1,461/365)

 (c)      Fixed maturity amount is based on the following calculation:

             Maturity value                             $171,882
          ------------------           =          -----------------------
             (1+h)(D/365)                          (1+0.07)(1,461/365)

 (d)      Maturity value is based on the following calculation:
          Fixed maturity amount  x  (1+h)(D/365)  =  ($84,741 or $77,257)x(1+0.07)(1,461/365)


                             Appendix III: Market value adjustment example III-1

Appendix IV: Death benefit example

--------------------------------------------------------------------------------

If you do not elect the ratcheted death benefit, the death benefit is equal to the account value or the standard death benefit (contributions, adjusted for withdrawals, and any withdrawal charges and taxes that may apply), whichever provides the highest amount. If you elect the ratcheted death benefit, the death benefit is equal to the account value or the ratcheted death benefit, whichever provides the highest amount.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no withdrawals, the death benefit for an annuitant age 45 would be calculated as follows:



----------------------------------------------------------------------------------------------
  End of contract year       Account value(1)        Contribution      Ratcheted death benefit
----------------------------------------------------------------------------------------------
            1                $105,000(2)               $100,000            $100,000
----------------------------------------------------------------------------------------------
            2                $115,500(2)                                   $100,000
----------------------------------------------------------------------------------------------
            3                $129,360(2)                                   $129,360 (2)
----------------------------------------------------------------------------------------------
            4                $103,488                                      $129,360(3)
----------------------------------------------------------------------------------------------
            5                $113,837                                      $129,360 (3)
----------------------------------------------------------------------------------------------
            6                $127,497                                      $129,360(3)
----------------------------------------------------------------------------------------------
            7                $127,497                                      $129,360 (3)
----------------------------------------------------------------------------------------------
            8                $133,872(2)                                   $129,360
----------------------------------------------------------------------------------------------
            9                $147,259                                      $147,259 (4)
----------------------------------------------------------------------------------------------


The account values for contract years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00%, 0.00%,
5.00% and 10.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


(1) If the ratcheted death benefit was not elected, the death benefit on each contract date anniversary would be equal to the account value, since it is higher than the contribution.

(2) If the ratcheted death benefit was elected, at the end of contract years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in year 3, the ratcheted death benefit is increased to equal the account value.

(3) At the end of contract years 4, 5, 6 and 7, the death benefit would be equal to the ratcheted death benefit since it is higher than the account value. Also, at the end of contract year six, no adjustment would be made to the ratcheted death benefit, since the ratcheted death benefit is higher than the account value.

(4) At the end of contract year 9, the ratcheted death benefit would be increased to the account value, since the account value on the contract date anniversary is higher than the current ratcheted death benefit.


IV-1 Appendix IV: Death benefit example

Appendix V: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


STATES WHERE CERTAIN EQUI-VEST(SM) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:



------------------------------------------------------------------------------------------------------------------------------------
 State               Features / benefits / charges                              Availability / variation
------------------------------------------------------------------------------------------------------------------------------------
California          See "Contract features and benefits"--"Your right           If you reside in the state of California and you are
                    to cancel within a certain number of days"                  age 60 or older at the time the contract is issued,
                                                                                you may return your variable annuity contract within
                                                                                30 days from the date that you receive it and
                                                                                receive a refund as described below.

                                                                                If you allocate your entire initial contribution to
                                                                                the EQ/Money Market option (and/or the guaranteed
                                                                                interest option), the amount of your refund will be
                                                                                equal to your contribution less interest, unless you
                                                                                make a transfer, in which case the amount of your
                                                                                refund will be equal to your account value on the
                                                                                date we receive your request to cancel at our
                                                                                processing office. This amount could be less than
                                                                                your initial contribution. If you allocate any
                                                                                portion of your initial contribution to variable
                                                                                investment options other than the EQ/Money Market
                                                                                option (and/or the fixed maturity options), your
                                                                                refund will be equal to your account value on the
                                                                                date we receive your request to cancel at our
                                                                                processing office.
------------------------------------------------------------------------------------------------------------------------------------
Connecticut         Withdrawal charge                                           During the first six contract years following a
The following       See "Charges under the contracts -- withdrawal              contribution, a withdrawal charge will be deducted
change applies to   charge" in "Charges and expenses."                          from amounts you with- draw that exceed 15% of your
contracts issued                                                                account value (the free withdrawal amount). The
on or after                                                                     withdrawal charge is equal to a percentage of each
March 3, 2004.                                                                  contribution. The percentage that applies depends on
                                                                                how long each contribution has been invested in the
                                                                                contract. We determine the withdrawal charge
                                                                                separately for each contribution according to the
                                                                                following schedule:

                                                                                ----------------------------------------------------
                                                                                                  Contract year
                                                                                ----------------------------------------------------
                                                                                                  1  2  3  4  5  6  7 and later
                                                                                ----------------------------------------------------
                                                                                  Percentage of   6  6  6  6  6  5       0
                                                                                  contribution
                                                                                  Certain other exemptions apply.
------------------------------------------------------------------------------------------------------------------------------------
Illinois            Withdrawal charge.                                          During the first six contract years following a
For IRA and NQ      See "Fees and charges" under                                contribution, a withdrawal charge will be deducted
Contract Series     "EQUI-VEST(SM) at a glance -- Key features;" and            from amounts you with- draw that exceed 15% of your
800 issued on or    "Charges under the contracts -- with- drawal                account value (the free withdrawal amount). The
after September     charge" in "Charges and expenses."                          withdrawal charge is equal to a percentage of each
24, 2007.                                                                       contribution. The percentage that applies depends on
                                                                                how long each contribution has been invested in the
                                                                                contract. We determine the withdrawal charge
                                                                                separately for each contribution according to the
                                                                                following schedule.

                                                                                                  Contract year
                                                                                ----------------------------------------------------
                                                                                                  1  2  3  4  5  6   7 and later
                                                                                ----------------------------------------------------
                                                                                Percentage of     6  6  6  6  6  5        0
                                                                                contribution
------------------------------------------------------------------------------------------------------------------------------------



Appendix V: State contract availability and/or variations of certain features
and benefits                                                                 V-1

------------------------------------------------------------------------------------------------------------------------------------
 State               Features / benefits / charges                              Availability / variation
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts        See "Disability, terminal illness or confinement to        The disability, terminal illness or confinement to
The following        nursing home" under "Withdrawal charge" in "Charges        a nursing home withdrawal charge waiver is not
change applies to    and expenses"                                              available.
Traditional IRA,
Roth IRA and NQ
contracts issued
on or after
November 27,
2006.
------------------------------------------------------------------------------------------------------------------------------------
New York             See "Selecting an annuity payout option" in "Your          In the second to last paragraph in this section,
                     annuity payout option" under "Accessing your money"        the second line in the paragraph "(1) the amount
                                                                                applied to purchase the annuity;" is deleted in
                                                                                its entirety and replaced with the following:

                                                                                (1) The amount applied to provide the annuity will
                                                                                   be: (a) the account value for any life annuity
                                                                                   form or (b) the cash value for any period
                                                                                   certain annuity form except that, if the period
                                                                                   certain is more than five years, the amount
                                                                                   applied will be no less than 95% of the account
                                                                                   value.
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico          See "Taxation of nonqualified annuities" under "Tax        Income from NQ contracts we issue is U.S. source.
                     information."                                              A Puerto Rico resident is subject to U.S. taxation
                                                                                on such U.S. source income. Only Puerto Rico
                                                                                source income of Puerto Rico resi- dents is
                                                                                excludable from U.S. taxation. Income from NQ
                                                                                contracts is also subject to Puerto Rico tax. The
                                                                                calculation of the taxable portion of amounts
                                                                                distributed from a contract may differ in the two
                                                                                jurisdictions. Therefore, you might have to file
                                                                                both U.S. and Puerto Rico tax returns, showing
                                                                                different amounts of income from the contract for
                                                                                each tax return. Puerto Rico generally provides a
                                                                                credit against Puerto Rico tax for U.S. tax paid.
                                                                                Depending on your personal situation and the
                                                                                timing of the different tax liabilities, you may
                                                                                not be able to take full advantage of this credit.
------------------------------------------------------------------------------------------------------------------------------------
Utah                 Withdrawal charge.                                         During the first six contract years following a
For non-qualified                                                               contribution, a withdrawal charge will be deducted
annuities, IRA,      See "Charges under the contracts--withdrawal charge"       from amounts you with- draw that exceed 15% of
Roth IRA, Inherited  in "Charges and expenses."                                 your account value (the free withdrawal amount).
IRA and Roth                                                                    The withdrawal charge is equal to a percentage of
Inherited IRA con-                                                              each contribution. The percentage that applies
tracts issued on or                                                             depends on how long each contribution has been
after November                                                                  invested in the contract. We determine the
27, 2006.                                                                       withdrawal charge separately for each contribution

                                                                                                  Contract year
                                                                                ----------------------------------------------------
                                                                                                  1  2  3  4  5  6   7 and later
                                                                                ----------------------------------------------------
                                                                                Percentage of     6  6  6  6  6  5        0
                                                                                contribution
------------------------------------------------------------------------------------------------------------------------------------



V-2 Appendix V: State contract availability and/or variations of certain features and benefits

------------------------------------------------------------------------------------------------------------------------------------
 State               Features / benefits / charges                              Availability / variation
------------------------------------------------------------------------------------------------------------------------------------
Washington           Fixed Maturity Option                                      Not available
The following
changes apply to     Ratcheted Death Benefit                                    Not available
contracts issued
on or after          See "Selecting an annuity payout option" in "Accessing     In the third paragraph, "New York" is replaced
August 13, 2001.     your money"                                                with "Washington" and paragraph (ii) is deleted
                                                                                and replaced with: (ii) if the annuitant was age
                                                                                81-85 when the contract was issued, the contract
                                                                                anniversary that follows the annuitant's 95th
                                                                                birthday.

                     See "Annual administrative charge" in "Charges and         The second paragraph is deleted and replaced with:
                     Expenses"                                                  "The charge is deducted pro rata from the variable
                                                                                investment options. If your account value is
                                                                                allocated 100% to the guar- anteed interest
                                                                                option, the charge will be waived.



                     See "Withdrawal charge" in "Charges and expenses"          The second sentence of the third paragraph is
                                                                                replaced with: "In the case of surrenders, we will
                                                                                pay you the greater of (i) the cash value or (ii)
                                                                                the free withdrawal amount plus 94% (95% in the
                                                                                fifth contract year if the annuitant was age 60 or
                                                                                over when the contract was issued) of the
                                                                                remaining account value.

                     See "Disability, terminal illness, or confinement to       The last paragraph and its first bullet are
                     nursing home" in "Charges and expenses"                    replaced with the following:
                                                                                "For NQ, traditional IRA and Roth IRA contracts,
                                                                                the with- drawal charge also does not apply in the
                                                                                following circumstances:

                                                                                o  After five contract years and the annuitant is
                                                                                   at least age 59-1/2; or"
------------------------------------------------------------------------------------------------------------------------------------


Appendix V: State contract availability and/or variations of certain features
and benefits                                                                 V-3

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            Page


Who is AXA Equitable?                                                        2
Calculation of annuity payments                                              2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                3
Calculating unit values                                                      3
Financial statements                                                         3


HOW TO OBTAIN AN EQUI-VEST(SM) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A


Call (800) 628-6673 or send this request form to:
 EQUI-VEST(SM)
 Processing Office
 AXA Equitable
 P.O. Box 4956
 Syracuse, NY 13221-4956


--------------------------------------------------------------------------------


Please send me an EQUI-VEST(SM) Statement of Additional Information dated May 1, 2008.
(Combination variable and fixed deferred annuity)



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                   State           Zip







                                                                          X02029

EQUI-VEST(SM) Express(SM)

A combination variable and fixed deferred annuity contract



PROSPECTUS DATED MAY 1, 2008


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.


--------------------------------------------------------------------------------

WHAT IS EQUI-VEST(SM) EXPRESS(SM)?

EQUI-VEST(SM) Express(SM) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options or in our fixed maturity options ("investment options"). This contract may not currently be available in all states.



--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
 Fixed income
--------------------------------------------------------------------------------
o AXA Conservative Allocation(1)        o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation(1)   o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate     o EQ/Money Market
  Government Securities                 o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond     o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond     o Multimanager Core Bond
o EQ/Evergreen International Bond       o Multimanager High Yield
o EQ/Franklin Income
--------------------------------------------------------------------------------
 Domestic stocks
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)          o EQ/Lord Abbett Mid Cap Value
o AXA Moderate-Plus Allocation(1)       o EQ/Marsico Focus
o EQ/AllianceBernstein Common Stock     o EQ/Mid Cap Value PLUS(4)
o EQ/AllianceBernstein Large Cap        o EQ/Montag & Caldwell Growth
  Growth                                o EQ/Mutual Shares
o EQ/AllianceBernstein Small Cap        o EQ/Oppenheimer Main Street
  Growth                                  Opportunity
o EQ/AllianceBernstein Value            o EQ/Oppenheimer Main Street
o EQ/Ariel Appreciation II                Small Cap
o EQ/AXA Rosenberg Value Long/Short     o EQ/Small Company Index
  Equity                                o EQ/T. Rowe Price Growth Stock
o EQ/BlackRock Basic Value Equity       o EQ/Templeton Growth
o EQ/Boston Advisors Equity Income      o EQ/UBS Growth and Income
o EQ/Calvert Socially Responsible       o EQ/Van Kampen Comstock
o EQ/Capital Guardian Growth            o EQ/Van Kampen Mid Cap Growth
o EQ/Capital Guardian Research          o EQ/Van Kampen Real Estate
o EQ/Davis New York Venture             o Multimanager Aggressive Equity
o EQ/Equity 500 Index                   o Multimanager Health Care
o EQ/Evergreen Omega                    o Multimanager Large Cap Core Equity
o EQ/FI Mid Cap                         o Multimanager Large Cap Growth
o EQ/Franklin Small Cap Value           o Multimanager Large Cap Value
o EQ/Franklin Templeton Founding        o Multimanager Mid Cap Growth
  Strategy                              o Multimanager Mid Cap Value
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Small Cap Growth
o EQ/GAMCO Small Company Value          o Multimanager Small Cap Value
o EQ/JPMorgan Value Opportunities       o Multimanager Technology
o EQ/Large Cap Core PLUS(2)             o Target 2015 Allocation
o EQ/Large Cap Growth PLUS(3)           o Target 2025 Allocation
o EQ/Legg Mason Value Equity            o Target 2035 Allocation
o EQ/Lord Abbett Growth and Income      o Target 2045 Allocation
o EQ/Lord Abbett Large Cap Core
--------------------------------------------------------------------------------
 International stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International    o EQ/Oppenheimer Global
o EQ/BlackRock International Value      o EQ/Van Kampen Emerging Markets
                                          Equity
o EQ/International Core PLUS(5)
                                        o Multimanager International Equity
o EQ/International Growth
--------------------------------------------------------------------------------
 Balanced/hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation(1)
--------------------------------------------------------------------------------



(1) The AXA Allocation portfolios.
(2) Formerly named "MarketPLUS Large Cap Core."
(3) Formerly named "MarketPLUS Large Cap Growth."
(4) Formerly named "MarketPLUS Mid Cap Value."
(5) Formerly named "MarketPLUS International Core."

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio of either AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the fixed maturity options, which are discussed later in this prospectus.

TYPES OF CONTRACTS. For existing and new contract owners, we offer the contracts for use as:

o   A nonqualified annuity ("NQ") for after-tax contributions only

o An individual retirement annuity ("IRA"), any of traditional IRA, Roth IRA or Inherited IRA beneficiary continuation contracts ("Inherited IRA").

A minimum contribution of $50 ($5,000 for Inherited IRA) is required to purchase a contract.
For existing contract owners only:

o QP IRA (Please see Appendix I -- these contracts are no longer available for new purchasers.) Unless otherwise indicated, information for QP IRA is the same as traditional IRA.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2008, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                      X02040 Series 700 (R-4/15)

Although this prospectus is primarily designed for potential purchasers of the contract, you may have previously purchased a contract and are receiving this prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features and charges of the contract may have varied over time and may vary depending on your state. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your contract and/or see Appendix IV.

Contents of this prospectus
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EQUI-VEST(SM) EXPRESS(SM)
--------------------------------------------------------------------------------
Index of key words and phrases                                               5
Who is AXA Equitable?                                                        6
How to reach us                                                              7
EQUI-VEST(SM) Express(SM) at a glance -- key features                        9

--------------------------------------------------------------------------------
FEE TABLE                                                                   11
--------------------------------------------------------------------------------
Examples                                                                    14
Condensed financial information                                             17



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           18
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                        18

Owner and annuitant requirements                                            20
How you can make your contributions                                         20
What are your investment options under the contract?                        20
Portfolios of the Trusts                                                    21
Allocating your contributions                                               26
Your right to cancel within a certain number of days                        27
Inherited IRA beneficiary continuation contract                             27



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        29
--------------------------------------------------------------------------------
Your account value and cash value                                           29
Your contract's value in the variable investment options                    29
Your contract's value in the fixed maturity options                         29



--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         30
--------------------------------------------------------------------------------
Transferring your account value                                             30
Disruptive transfer activity                                                30
Automatic transfer options                                                  31
Rebalancing your account value                                              31

----------------------
"We," "our" and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.


                                                  Contents of this prospectus  3

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     32
--------------------------------------------------------------------------------
Withdrawing your account value                                              32
How withdrawals are taken from your account value                           32
Surrender of your contract to receive its cash value                        33
Termination                                                                 33
When to expect payments                                                     33
Your annuity payout options                                                 33



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     36
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          36

Charges under the contracts                                                 36
Charges that the Trusts deduct                                              37
Group or sponsored arrangements                                             37
Other distribution arrangements                                             38



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 39
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     39
How death benefit payment is made                                           40
Beneficiary continuation option                                             40



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          42
--------------------------------------------------------------------------------
Overview                                                                    42
Buying a contract to fund a retirement arrangement                          42
Transfers among investment options                                          42
Taxation of nonqualified annuities                                          42
Individual retirement arrangements ("IRAs")                                 44
Roth individual retirement annuities ("Roth IRAs")                          50
Federal and state income tax withholding and
     information reporting                                                  53
Impact of taxes to AXA Equitable                                            54



--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         55
--------------------------------------------------------------------------------
About our Separate Account A                                                55
About the Trusts                                                            55
About our fixed maturity options                                            55
About the general account                                                   56
About other methods of payment                                              57
Dates and prices at which contract events occur                             57
About your voting rights                                                    57
About legal proceedings                                                     58
Financial statements                                                        58
Transfers of ownership, collateral assignments, loans,
     and borrowing                                                          58
Distribution of the contracts                                               58



--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN
     DOCUMENTS BY REFERENCE                                                 60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I   -- QP IRA contracts                                                    I-1

II  -- Condensed financial information                                    II-1
III -- Market value adjustment example                                   III-1
IV  -- State contract availability and/or variations of
       certain features and benefits                                      IV-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------


4  Contents of this prospectus

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.



                                                   Page
--------------------------------------------------------------------------------
   account value                                     29
   annuitant                                         18
   annuity payout options                            33
   beneficiary                                       39
   beneficiary continuation option                   40
   business day                                      57
   cash value                                        29
   conduit IRA                                       48
   contract date                                     10
   contract date anniversary                         10
   contract year                                     10
   contributions                                     18
   contributions to Roth IRAs                        50
      regular contributions                          50
      rollovers and direct transfers                 50
      conversion contributions                       51
   contributions to traditional IRAs                 44
      regular contributions                          45
      rollovers and transfers                        46
   disruptive transfer activity                      30
   EQAccess                                           7
   fixed maturity amount                             26
   fixed maturity options                            26
   IRA                                        cover, 42
   IRS                                               42
   Inherited IRA                              cover, 27
   investment options                         cover, 20
   market adjusted amount                            26
   market timing                                     30
   market value adjustment                           26
   maturity value                                    26
   NQ                                         cover, 39
   partial withdrawals                               32
   portfolio                                      cover
   principal assurance allocation                    26
   processing office                                  7
   QP IRA                                    Appendix I
   rate to maturity                                  26
   regular contribution                              45
   Required Beginning Date                           48
   Roth IRA                                   cover, 49
   SAI                                            cover
   SEC                                            cover
   TOPS                                               7
   traditional IRA                            cover, 44
   Trusts                                     cover, 55
   unit                                              29
   unit investment trust                             55
   variable investment options                cover, 20

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.



--------------------------------------------------------------------------------
Prospectus                      Contract or Supplemental Materials
--------------------------------------------------------------------------------
fixed maturity options          Guarantee Periods or Fixed Maturity Accounts
variable investment options     Investment Funds or Investment Divisions
account value                   Annuity Account Value
rate to maturity                Guaranteed Rates
unit                            Accumulation unit
unit value                      Accumulation unit value
--------------------------------------------------------------------------------

                                                Index of key words and phrases 5

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



6  Who is AXA Equitable?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:


-------------------------------------------------------------
 FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS INDIVIDUALLY
 BY REGULAR MAIL:
-------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Express(SM)
Individual Collections
P.O. Box 13459
Newark, NJ 07188-0459


-------------------------------------------------------------
 FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS INDIVIDUALLY
 BY EXPRESS DELIVERY:
-------------------------------------------------------------
AXA Equitable
JPMorganChase
EQUI-VEST(SM) Lockbox #13459
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail package
Attn: Extraction Supervisor, (718) 242-2992



-------------------------------------------------------------
 FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
 AND SENT BY REGULAR MAIL:
-------------------------------------------------------------



AXA Equitable
EQUI-VEST(SM) Express(SM)
Unit Annuity Collections
P.O. Box 13463
Newark, NJ 07188-0463




-------------------------------------------------------------
 FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
 AND SENT BY EXPRESS DELIVERY:
-------------------------------------------------------------



AXA Equitable
JPMorganChase
EQUI-VEST(SM) Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail package
Attn: Extraction Supervisor, (718) 242-2992
For correspondence without checks:


-------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
-------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956


-------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS,
 WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS
 DELIVERY:
-------------------------------------------------------------


AXA Equitable
EQUI-VEST(SM) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202

                      ----------------------------------

Your correspondence will be picked up at the mailing address noted above and delivered to the appropriate processing office. Your correspondence, however, is not considered received by us until it is received at one of our processing offices. Our processing office for correspondence with checks is 4 Chase Metrotech Center, 7th Floor, Brooklyn, NY. Our processing office for all other communications is 100 Madison Street, Suite 100, Syracuse, NY.



-------------------------------------------------------------
 REPORTS WE PROVIDE:
-------------------------------------------------------------

o   written confirmation of financial transactions;

o quarterly statements of your contract values as of the close of each calendar quarter; and

o annual statement of your contract values as of your contract date anniversary.


-------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 EQACCESS SYSTEMS:
-------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o   your current account value;

o   your current allocation percentages;

o   the number of units you have in the variable investment options;

o   rates to maturity for fixed maturity options;

o   the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options (not available for transfers to fixed maturity options); and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only).

Under EQAccess only you can:

o   make a contribution to your IRA or NQ annuity contract;

o   elect to receive certain contract statements electronically;

o   change your address; and

o   access "Frequently Asked Questions" and certain service forms.


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll-free (800) 755-7777.



                                                        Who is AXA Equitable?  7

You may use EQAccess by visiting our website at www.axaonline.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).


-------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
-------------------------------------------------------------


You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.


Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.


-------------------------------------------------------------
 TOLL-FREE TELEPHONE SERVICE:
-------------------------------------------------------------


You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.



WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  conversion of your traditional IRA contract to a Roth IRA contract;

(2) cancellation of your Roth IRA contract and return to a traditional IRA contract;

(3)  election of the automatic investment program;

(4)  election of general dollar-cost averaging;

(5)  election of the rebalancing program;

(6)  election of the automatic deposit service;

(7)  election of the required minimum distribution automatic withdrawal option;

(8)  election of the beneficiary continuation option;

(9)  election of the principal assurance allocation;


(10) request for a transfer/rollover of assets or 1035 exchange to another carrier;

(11) purchase by, or change of ownership to, a non-natural owner; and

(12) contract surrender and withdrawal requests.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;

(2)  beneficiary changes;


(3)  transfers among investment options; and

(4)  change of ownership.



TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2)  general dollar-cost averaging;

(3)  rebalancing program;

(4)  systematic withdrawals; and

(5)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, all must sign.


8  Who is AXA Equitable?

EQUI-VEST(SM) Express(SM) at a glance -- key features



------------------------------------------------------------------------------------------------------------------------------------
Professional investment   EQUI-VEST(SM) Express(SM) variable investment options invest in different portfolios sub-advised by
management                professional investment advisers.
------------------------------------------------------------------------------------------------------------------------------------
Fixed maturity options    o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.

                          o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                          ----------------------------------------------------------------------------------------------------------
                          If you make any withdrawals (including transfers, surrender or termination of your contract or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option.
------------------------------------------------------------------------------------------------------------------------------------
Tax advantages            o On earnings inside the    No tax until you make withdrawals from your contract or receive annuity
                            contract                  payments.

                          o On transfers inside the   No tax on transfers among investment options.
                            contract
------------------------------------------------------------------------------------------------------------------------------------
                          If you are purchasing an annuity contract as an Individual Retirement Annuity (IRA), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal
                          Revenue Code for individual retirement arrangements. Before purchasing one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these contracts with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" later in this prospectus.)
------------------------------------------------------------------------------------------------------------------------------------
Contribution amounts      o NQ, traditional IRA and Roth IRA: Minimum: $50 initial and additional ($20 under our automatic investment program)

                          o Inherited IRA
                            $5,000 (initial) (minimum)
                            $1,000 (additional) (minimum)

                          o Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million under all EQUI-VEST(SM) series and EQUI-VEST(SM) At Retirement(SM) contracts with the same owner or annuitant
                            ($500,000 for owners or annuitants who are age 81 and older at contract issue)
------------------------------------------------------------------------------------------------------------------------------------
Access to your money      o Partial withdrawals

                          o Several withdrawal options on a periodic basis

                          o Contract surrender

                          You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a penalty tax.
------------------------------------------------------------------------------------------------------------------------------------
Payout options            o Fixed annuity payout options

                          o Variable Immediate Annuity payout options (as described in a separate prospectus for that option)
------------------------------------------------------------------------------------------------------------------------------------
Additional features
                          o General dollar-cost averaging

                          o Automatic investment program

                          o Account value rebalancing (quarterly, semiannually and annually)

                          o Principal assurance allocation

                          o No charge on transfers among investment options

                          o Minimum death benefit
------------------------------------------------------------------------------------------------------------------------------------


                         EQUI-VEST(SM) Express(SM) at a glance -- key features 9

------------------------------------------------------------------------------------------------------------------------------------
Fees and charges          o Daily charges on amounts invested in the variable investment options for mortality and expense risks and other expenses at an annual rate of 0.95% (2.00% maximum).

                          o $30 ($65 maximum), or, during the first two contract years, 2% of your account value plus any amounts previously withdrawn during the contract year, if less; thereafter, $30 per year. If your account value is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts), we will not deduct the charge. For individuals who own multiple contracts with combined account values of over $100,000, this charge may be waived. See "Annual administrative charge" in "Charges and expenses" later in this prospectus.

                          o Charge for third-party transfer (such as in the case of a trustee-to-trustee transfer for an IRA contract) or exchange (if your contract is exchanged for a contract issued by another insurance company): $25 currently ($65 maximum) per occurrence.

                          o No sales charge deducted at the time you make contributions.

                          o During the first seven contract years following each contribution, a charge will be deducted from amounts that you withdraw that exceed 10% of your account value as of the date of the withdrawal, minus prior withdrawals in that contract year. The charge begins at 7% in the first contract year following each contribution. It declines each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution. Under certain circumstances, the withdrawal charge will not apply. They are discussed in "Charges and expenses" later in this prospectus.

                          ----------------------------------------------------------------------------------------------------------
                          The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
                          ----------------------------------------------------------------------------------------------------------

                          o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                          o We deduct a $350 annuity administrative fee from amounts applied to purchase a Variable Immediate
                            Annuity payout option. This option is described in a separate prospectus that is available from your financial professional.

                          o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee table" later in this prospectus for details.
------------------------------------------------------------------------------------------------------------------------------------
Annuitant issue ages      0-83 (0-70 for Inherited IRA)
------------------------------------------------------------------------------------------------------------------------------------


THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. RIGHTS ARE RESERVED TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. ALSO, ALL FEATURES OF THE CONTRACT, INCLUDING ALL VARIABLE INVESTMENT OPTIONS, ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.


For more detailed information we urge you to read the contents of this prospectus, as well as your contract. This prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.



OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same Selling broker-dealer. Some Selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the Selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some Selling broker-dealers may limit their clients from purchasing some optional benefits based upon the client's age.


10 EQUI-VEST(SM) Express(SM) at a glance -- key features

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.


------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions withdrawn (deducted
if you surrender your contract or make certain withdrawals).(1)                            7.00%

Charge if you elect a Variable Immediate Annuity payout option (which is described
in a separate prospectus for that option)                                                  $350

Charge for third-party transfer or exchange                                                $65 maximum for each occurrence;
                                                                                           currently $25 for each
                                                                                           occurrence.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.
------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value on each contract date anniversary
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge:

  If your account value on the last day of your contract year is less than $25,000
  for NQ contracts (or less than $20,000 for IRA contracts)                                $65($30 current)(2)

  If your account value on the last day of your contract year is $25,000 or more for
  NQ contracts (or $20,000 or more for IRA contracts)                                      $0

------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets Separate account annual expenses:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Maximum                   Current
                                                                                           -------                   -------
Mortality and expense risks(3)                                                             1.65%                     0.70%

Other expenses                                                                             0.35%                     0.25%
                                                                                           ----                      ----
Total Separate Account A annual expenses                                                   2.00%                     0.95%
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted             Lowest     Highest
from portfolio assets including management fees, 12b-1 fees, service fees, and/or          ------     -------
other expenses)(4)                                                                         0.63%      3.71%



                                                                    Fee table 11

This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.



---------------------------------------------------------------------------------------------
                                                            Manage-
                                                             ment       12b-1       Other
 Portfolio Name                                             Fees(5)   Fees(6)   Expenses(7)
---------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                    0.10%      0.25%     0.17%
AXA Conservative Allocation                                  0.10%      0.25%     0.21%
AXA Conservative-Plus Allocation                             0.10%      0.25%     0.19%
AXA Moderate Allocation                                      0.10%      0.25%     0.17%
AXA Moderate-Plus Allocation                                 0.10%      0.25%     0.17%
Multimanager Aggressive Equity                               0.60%      0.25%     0.19%
Multimanager Core Bond                                       0.58%      0.25%     0.18%
Multimanager Health Care                                     1.20%      0.25%     0.23%
Multimanager High Yield                                      0.57%      0.25%     0.19%
Multimanager International Equity                            1.00%      0.25%     0.23%
Multimanager Large Cap Core Equity                           0.89%      0.25%     0.21%
Multimanager Large Cap Growth                                0.90%      0.25%     0.22%
Multimanager Large Cap Value                                 0.87%      0.25%     0.20%
Multimanager Mid Cap Growth                                  1.10%      0.25%     0.20%
Multimanager Mid Cap Value                                   1.09%      0.25%     0.20%
Multimanager Small Cap Growth                                1.05%      0.25%     0.27%
Multimanager Small Cap Value                                 1.03%      0.25%     0.18%
Multimanager Technology                                      1.20%      0.25%     0.22%
Target 2015 Allocation                                       0.10%      0.25%     1.71%
Target 2025 Allocation                                       0.10%      0.25%     1.41%
Target 2035 Allocation                                       0.10%      0.25%     2.38%
Target 2045 Allocation                                       0.10%      0.25%     2.81%
---------------------------------------------------------------------------------------------
 EQ Advisors Trust:
---------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                            0.47%      0.25%     0.13%
EQ/AllianceBernstein Intermediate Government Securities      0.50%      0.25%     0.13%
EQ/AllianceBernstein International                           0.71%      0.25%     0.18%
EQ/AllianceBernstein Large Cap Growth                        0.90%      0.25%     0.13%
EQ/AllianceBernstein Quality Bond                            0.50%      0.25%     0.14%
EQ/AllianceBernstein Small Cap Growth                        0.74%      0.25%     0.13%
EQ/AllianceBernstein Value                                   0.59%      0.25%     0.12%
EQ/Ariel Appreciation II                                     0.75%      0.25%     0.26%
EQ/AXA Rosenberg Value Long/Short Equity                     1.40%      0.25%     1.91%
EQ/BlackRock Basic Value Equity                              0.55%      0.25%     0.13%
EQ/BlackRock International Value                             0.81%      0.25%     0.19%
EQ/Boston Advisors Equity Income                             0.75%      0.25%     0.14%
EQ/Calvert Socially Responsible                              0.65%      0.25%     0.23%
EQ/Capital Guardian Growth                                   0.65%      0.25%     0.14%
EQ/Capital Guardian Research                                 0.63%      0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                            0.60%      0.25%     0.16%
EQ/Davis New York Venture                                    0.85%      0.25%     0.18%
EQ/Equity 500 Index                                          0.25%      0.25%     0.13%
EQ/Evergreen International Bond                              0.70%      0.25%     0.17%
EQ/Evergreen Omega                                           0.65%      0.25%     0.25%
EQ/FI Mid Cap                                                0.68%      0.25%     0.13%
EQ/Franklin Income                                           0.90%      0.25%     0.15%
EQ/Franklin Small Cap Value                                  0.90%      0.25%     0.18%
EQ/Franklin Templeton Founding Strategy                      0.05%      0.25%     0.22%
EQ/GAMCO Mergers and Acquisitions                            0.90%      0.25%     0.19%
EQ/GAMCO Small Company Value                                 0.76%      0.25%     0.12%
EQ/International Core PLUS                                   0.60%      0.25%     0.30%
EQ/International Growth                                      0.85%      0.25%     0.27%
EQ/JPMorgan Core Bond                                        0.43%      0.25%     0.13%
EQ/JPMorgan Value Opportunities                              0.60%      0.25%     0.14%
EQ/Large Cap Core PLUS                                       0.50%      0.25%     0.25%
EQ/Large Cap Growth PLUS                                     0.50%      0.25%     0.24%
EQ/Legg Mason Value Equity                                   0.65%      0.25%     0.17%
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                              Total
                                                           Acquired          Annual                       Net
                                                             Fund           Expenses    Fee Waiv-       Annual
                                                           Fees and         (Before    ers and/or      Expenses
                                                           Expenses          Expense     Expense        (After
                                                         (Underlying         Limita-   Reimburse-      Expense
 Portfolio Name                                         Portfolios)(8)        tions)     ments(9)    Limitations)
---------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                    0.92%            1.44%      (0.17)%        1.27%
AXA Conservative Allocation                                  0.69%            1.25%      (0.21)%        1.04%
AXA Conservative-Plus Allocation                             0.76%            1.30%      (0.19)%        1.11%
AXA Moderate Allocation                                      0.82%            1.34%      (0.17)%        1.17%
AXA Moderate-Plus Allocation                                 0.86%            1.38%      (0.17)%        1.21%
Multimanager Aggressive Equity                                 --             1.04%         --          1.04%
Multimanager Core Bond                                         --             1.01%      (0.01)%        1.00%
Multimanager Health Care                                       --             1.68%       0.00%         1.68%
Multimanager High Yield                                        --             1.01%         --          1.01%
Multimanager International Equity                              --             1.48%       0.00%         1.48%
Multimanager Large Cap Core Equity                             --             1.35%       0.00%         1.35%
Multimanager Large Cap Growth                                  --             1.37%      (0.02)%        1.35%
Multimanager Large Cap Value                                   --             1.32%       0.00%         1.32%
Multimanager Mid Cap Growth                                    --             1.55%       0.00%         1.55%
Multimanager Mid Cap Value                                     --             1.54%       0.00%         1.54%
Multimanager Small Cap Growth                                  --             1.57%      (0.02)%        1.55%
Multimanager Small Cap Value                                   --             1.46%       0.00%         1.46%
Multimanager Technology                                      0.01%            1.68%       0.00%         1.68%
Target 2015 Allocation                                       0.55%            2.61%      (1.46)%        1.15%
Target 2025 Allocation                                       0.55%            2.31%      (1.16)%        1.15%
Target 2035 Allocation                                       0.55%            3.28%      (2.13)%        1.15%
Target 2045 Allocation                                       0.55%            3.71%      (2.56)%        1.15%
---------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
---------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                              --             0.85%         --          0.85%
EQ/AllianceBernstein Intermediate Government Securities        --             0.88%         --          0.88%
EQ/AllianceBernstein International                             --             1.14%      (0.04)%        1.10%
EQ/AllianceBernstein Large Cap Growth                          --             1.28%      (0.23)%        1.05%
EQ/AllianceBernstein Quality Bond                              --             0.89%         --          0.89%
EQ/AllianceBernstein Small Cap Growth                          --             1.12%         --          1.12%
EQ/AllianceBernstein Value                                     --             0.96%      (0.01)%        0.95%
EQ/Ariel Appreciation II                                       --             1.26%      (0.11)%        1.15%
EQ/AXA Rosenberg Value Long/Short Equity                       --             3.56%       0.00%         3.56%
EQ/BlackRock Basic Value Equity                                --             0.93%       0.00%         0.93%
EQ/BlackRock International Value                               --             1.25%       0.00%         1.25%
EQ/Boston Advisors Equity Income                               --             1.14%      (0.09)%        1.05%
EQ/Calvert Socially Responsible                                --             1.13%      (0.08)%        1.05%
EQ/Capital Guardian Growth                                   0.01%            1.05%      (0.09)%        0.96%
EQ/Capital Guardian Research                                   --             1.01%      (0.06)%        0.95%
EQ/Caywood-Scholl High Yield Bond                              --             1.01%      (0.01)%        1.00%
EQ/Davis New York Venture                                      --             1.28%       0.00%         1.28%
EQ/Equity 500 Index                                            --             0.63%         --          0.63%
EQ/Evergreen International Bond                                --             1.12%       0.00%         1.12%
EQ/Evergreen Omega                                             --             1.15%       0.00%         1.15%
EQ/FI Mid Cap                                                  --             1.06%      (0.06)%        1.00%
EQ/Franklin Income                                             --             1.30%       0.00%         1.30%
EQ/Franklin Small Cap Value                                    --             1.33%      (0.03)%        1.30%
EQ/Franklin Templeton Founding Strategy                      1.05%            1.57%      (0.12)%        1.45%(10)
EQ/GAMCO Mergers and Acquisitions                              --             1.34%       0.00%         1.34%
EQ/GAMCO Small Company Value                                   --             1.13%       0.00%         1.13%
EQ/International Core PLUS                                   0.04%            1.19%      (0.05)%        1.14%
EQ/International Growth                                        --             1.37%       0.00%         1.37%
EQ/JPMorgan Core Bond                                          --             0.81%       0.00%         0.81%
EQ/JPMorgan Value Opportunities                                --             0.99%      (0.04)%        0.95%
EQ/Large Cap Core PLUS                                       0.02%            1.02%      (0.05)%        0.97%
EQ/Large Cap Growth PLUS                                     0.02%            1.01%      (0.04)%        0.97%
EQ/Legg Mason Value Equity                                     --             1.07%      (0.07)%        1.00%
---------------------------------------------------------------------------------------------------------------------


12 Fee table

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total
                                                                                 Acquired      Annual                      Net
                                                                                  Fund        Expenses    Fee Waiv-      Annual
                                                                                Fees and       (Before   ers and/or     Expenses
                                           Manage-                              Expenses       Expense     Expense       (After
                                            ment       12b-1       Other       (Underlying     Limita-   Reimburse-     Expense
 Portfolio Name                            Fees(5)   Fees(6)   Expenses(7)   Portfolios)(8)    tions)     ments(9)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Long Term Bond                          0.40%      0.25%       0.13%             --          0.78%       0.00%        0.78%
EQ/Lord Abbett Growth and Income           0.65%      0.25%       0.16%             --          1.06%      (0.06)%       1.00%
EQ/Lord Abbett Large Cap Core              0.65%      0.25%       0.21%             --          1.11%      (0.11)%       1.00%
EQ/Lord Abbett Mid Cap Value               0.70%      0.25%       0.15%             --          1.10%      (0.05)%       1.05%
EQ/Marsico Focus                           0.85%      0.25%       0.13%             --          1.23%      (0.08)%       1.15%
EQ/Mid Cap Value PLUS                      0.55%      0.25%       0.24%           0.02%         1.06%      (0.04)%       1.02%
EQ/Money Market                            0.32%      0.25%       0.13%             --          0.70%         --         0.70%
EQ/Montag & Caldwell Growth                0.75%      0.25%       0.15%             --          1.15%       0.00%        1.15%
EQ/Mutual Shares                           0.90%      0.25%       0.21%             --          1.36%      (0.06)%       1.30%
EQ/Oppenheimer Global                      0.95%      0.25%       0.51%           0.01%         1.72%      (0.36)%       1.36%
EQ/Oppenheimer Main Street Opportunity     0.85%      0.25%       0.45%           0.01%         1.56%      (0.25)%       1.31%
EQ/Oppenheimer Main Street Small Cap       0.90%      0.25%       0.48%           0.01%         1.64%      (0.33)%       1.31%
EQ/PIMCO Real Return                       0.55%      0.25%       0.14%             --          0.94%      (0.04)%       0.90%
EQ/Short Duration Bond                     0.43%      0.25%       0.15%             --          0.83%       0.00%        0.83%
EQ/Small Company Index                     0.25%      0.25%       0.14%             --          0.64%       0.00%        0.64%
EQ/T. Rowe Price Growth Stock              0.79%      0.25%       0.14%             --          1.18%      (0.03)%       1.15%
EQ/Templeton Growth                        0.95%      0.25%       0.20%             --          1.40%      (0.05)%       1.35%
EQ/UBS Growth and Income                   0.75%      0.25%       0.16%             --          1.16%      (0.11)%       1.05%
EQ/Van Kampen Comstock                     0.65%      0.25%       0.15%             --          1.05%      (0.05)%       1.00%
EQ/Van Kampen Emerging Markets Equity      1.11%      0.25%       0.28%             --          1.64%       0.00%        1.64%
EQ/Van Kampen Mid Cap Growth               0.70%      0.25%       0.15%             --          1.10%      (0.05)%       1.05%
EQ/Van Kampen Real Estate                  0.90%      0.25%       0.21%             --          1.36%      (0.10)%       1.26%
------------------------------------------------------------------------------------------------------------------------------------



Notes:


(1) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.


    The withdrawal charge percentage we use is determined by the contract year in which you          Contract
    make the withdrawal or surrender your contract. For each contribution, we consider               Year
    the contract year in which we receive that contribution to be "contract year 1".                 1 .................7.00%
                                                                                                     2 .................6.00%
                                                                                                     3 .................5.00%
                                                                                                     4 .................4.00%
                                                                                                     5 .................3.00%
                                                                                                     6 .................2.00%
                                                                                                     7 .................1.00%
                                                                                                     8+ ................0.00%


(2) During the first two contract years, this charge is equal to the lesser of 2% of your account value plus any prior withdrawals during the Contract year or $30, if this charge applies.

(3)  A portion of this charge is for providing the death benefit.


(4) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(5) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (9) for any expense limitation agreement information.

(6) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the contract.


(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreement information.


(8) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.




(9) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:




----------------------------------------------
 Portfolio Name:
----------------------------------------------
 Multimanager Aggressive Equity          0.97%
----------------------------------------------
 Multimanager Health Care                1.67%
----------------------------------------------
 Multimanager Large Cap Core Equity      1.34%
----------------------------------------------


                                                                    Fee table 13

----------------------------------------------
 Portfolio Name:
----------------------------------------------
 Multimanager Large Cap Growth           1.29%
----------------------------------------------
 Multimanager Large Cap Value            1.26%
----------------------------------------------
 Multimanager Mid Cap Growth             1.52%
----------------------------------------------
 Multimanager Mid Cap Value              1.53%
----------------------------------------------
 Multimanager Small Cap Growth           1.35%
----------------------------------------------
 Multimanager Small Cap Value            1.45%
----------------------------------------------
 Multimanager Technology                 1.67%
----------------------------------------------
 EQ/AllianceBernstein Common Stock       0.84%
----------------------------------------------
 EQ/AllianceBernstein Large Cap Growth   1.03%
----------------------------------------------
 EQ/AllianceBernstein Small Cap Growth   1.11%
----------------------------------------------
 EQ/AllianceBernstein Value              0.87%
----------------------------------------------
 EQ/Ariel Appreciation II                1.09%
----------------------------------------------
 EQ/BlackRock Basic Value Equity         0.92%
----------------------------------------------
 EQ/Davis New York Venture               1.25%
----------------------------------------------
 EQ/Evergreen Omega                      1.12%
----------------------------------------------
 EQ/GAMCO Mergers and Acquisitions       1.33%
----------------------------------------------
 EQ/GAMCO Small Company Value            1.10%
----------------------------------------------
 EQ/International Core PLUS              1.05%
----------------------------------------------
 EQ/Large Cap Core PLUS                  0.83%
----------------------------------------------
 EQ/Large Cap Growth PLUS                0.82%
----------------------------------------------
 EQ/Legg Mason Value Equity              0.97%
----------------------------------------------
 EQ/Lord Abbett Growth and Income        0.98%
----------------------------------------------
 EQ/Lord Abbett Large Cap Core           0.99%
----------------------------------------------
 EQ/Lord Abbett Mid Cap Value            1.04%
----------------------------------------------
 EQ/Mid Cap Value PLUS                   0.81%
----------------------------------------------
 EQ/Montag & Caldwell Growth             1.13%
----------------------------------------------
 EQ/T. Rowe Price Growth Stock           0.87%
----------------------------------------------
 EQ/UBS Growth and Income                1.04%
----------------------------------------------
 EQ/Van Kampen Comstock                  0.99%
----------------------------------------------
 EQ/Van Kampen Mid Cap Growth            1.04%
----------------------------------------------



(10) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and adminis tration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectus for each Trust.


The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2007, which results in an estimated annual charge of 0.0453% of contract value.


The fixed maturity options are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, the third-party transfer or exchange charge, and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus (except the annual administrative charge which is described above); (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) there is no waiver of the withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


14 Fee table

----------------------------------------------------------------------------------------------------------
                                                           If you surrender your contract at the end
                                                                 of the applicable time period
                                                          ------------------------------------------------
                                                            1 year    3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                  $1,004     $1,581     $2,167      $3,887
AXA Conservative Allocation                                $  986     $1,525     $2,075      $3,709
AXA Conservative-Plus Allocation                           $  990     $1,539     $2,099      $3,756
AXA Moderate Allocation                                    $  994     $1,551     $2,119      $3,793
AXA Moderate-Plus Allocation                               $  998     $1,563     $2,138      $3,831
Multimanager Aggressive Equity                             $  965     $1,463     $1,972      $3,507
Multimanager Core Bond                                     $  962     $1,454     $1,957      $3,478
Multimanager Health Care                                   $1,028     $1,651     $2,283      $4,107
Multimanager High Yield                                    $  962     $1,454     $1,957      $3,478
Multimanager International Equity                          $1,008     $1,592     $2,187      $3,924
Multimanager Large Cap Core Equity                         $  995     $1,554     $2,124      $3,803
Multimanager Large Cap Growth                              $  997     $1,560     $2,133      $3,822
Multimanager Large Cap Value                               $  992     $1,545     $2,109      $3,775
Multimanager Mid Cap Growth                                $1,015     $1,613     $2,221      $3,989
Multimanager Mid Cap Value                                 $1,014     $1,610     $2,216      $3,979
Multimanager Small Cap Growth                              $1,017     $1,619     $2,230      $4,007
Multimanager Small Cap Value                               $1,006     $1,586     $2,177      $3,906
Multimanager Technology                                    $1,028     $1,651     $2,283      $4,107
Target 2015 Allocation                                     $1,119     $1,919     $2,720      $4,911
Target 2025 Allocation                                     $1,090     $1,833     $2,581      $4,660
Target 2035 Allocation                                     $1,185     $2,109     $3,024      $5,443
Target 2045 Allocation                                     $1,227     $2,229     $3,214      $5,765
----------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                          $  946     $1,407     $1,878      $3,321
EQ/AllianceBernstein Intermediate Government Securities    $  949     $1,416     $1,893      $3,351
EQ/AllianceBernstein International                         $  975     $1,492     $2,021      $3,604
EQ/AllianceBernstein Large Cap Growth                      $  989     $1,534     $2,090      $3,737
EQ/AllianceBernstein Quality Bond                          $  950     $1,418     $1,898      $3,361
EQ/AllianceBernstein Small Cap Growth                      $  973     $1,486     $2,011      $3,584
EQ/AllianceBernstein Value                                 $  957     $1,439     $1,932      $3,429
EQ/Ariel Appreciation II                                   $  987     $1,528     $2,080      $3,718
EQ/AXA Rosenberg Value Long/Short Equity                   $1,213     $2,188     $3,148      $5,655
EQ/BlackRock Basic Value Equity                            $  954     $1,430     $1,917      $3,400
EQ/BlackRock International Value                           $  986     $1,525     $2,075      $3,709
EQ/Boston Advisors Equity Income                           $  975     $1,492     $2,021      $3,604
EQ/Calvert Socially Responsible                            $  974     $1,489     $2,016      $3,594
EQ/Capital Guardian Growth                                 $  966     $1,466     $1,977      $3,517
EQ/Capital Guardian Research                               $  962     $1,454     $1,957      $3,478
EQ/Caywood-Scholl High Yield Bond                          $  962     $1,454     $1,957      $3,478
EQ/Davis New York Venture                                  $  989     $1,534     $2,090      $3,737
EQ/Equity 500 Index                                        $  925     $1,341     $1,767      $3,102
EQ/Evergreen International Bond                            $  973     $1,486     $2,011      $3,584
EQ/Evergreen Omega                                         $  976     $1,495     $2,026      $3,613
EQ/FI Mid Cap                                              $  967     $1,469     $1,982      $3,527
EQ/Franklin Income                                         $  990     $1,539     $2,099      $3,756
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                         If you annuitize at the end of the applicable
                                                      time period and select a non-life contingent period
                                                        certain annuity option with less than ten years.
                                                      ----------------------------------------------------
                                                            1 year    3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A       $1,581     $2,167      $3,887
AXA Conservative Allocation                                 N/A       $1,525     $2,075      $3,709
AXA Conservative-Plus Allocation                            N/A       $1,539     $2,099      $3,756
AXA Moderate Allocation                                     N/A       $1,551     $2,119      $3,793
AXA Moderate-Plus Allocation                                N/A       $1,563     $2,138      $3,831
Multimanager Aggressive Equity                              N/A       $1,463     $1,972      $3,507
Multimanager Core Bond                                      N/A       $1,454     $1,957      $3,478
Multimanager Health Care                                    N/A       $1,651     $2,283      $4,107
Multimanager High Yield                                     N/A       $1,454     $1,957      $3,478
Multimanager International Equity                           N/A       $1,592     $2,187      $3,924
Multimanager Large Cap Core Equity                          N/A       $1,554     $2,124      $3,803
Multimanager Large Cap Growth                               N/A       $1,560     $2,133      $3,822
Multimanager Large Cap Value                                N/A       $1,545     $2,109      $3,775
Multimanager Mid Cap Growth                                 N/A       $1,613     $2,221      $3,989
Multimanager Mid Cap Value                                  N/A       $1,610     $2,216      $3,979
Multimanager Small Cap Growth                               N/A       $1,619     $2,230      $4,007
Multimanager Small Cap Value                                N/A       $1,586     $2,177      $3,906
Multimanager Technology                                     N/A       $1,651     $2,283      $4,107
Target 2015 Allocation                                      N/A       $1,919     $2,720      $4,911
Target 2025 Allocation                                      N/A       $1,833     $2,581      $4,660
Target 2035 Allocation                                      N/A       $2,109     $3,024      $5,443
Target 2045 Allocation                                      N/A       $2,229     $3,214      $5,765
----------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A       $1,407     $1,878      $3,321
EQ/AllianceBernstein Intermediate Government Securities     N/A       $1,416     $1,893      $3,351
EQ/AllianceBernstein International                          N/A       $1,492     $2,021      $3,604
EQ/AllianceBernstein Large Cap Growth                       N/A       $1,534     $2,090      $3,737
EQ/AllianceBernstein Quality Bond                           N/A       $1,418     $1,898      $3,361
EQ/AllianceBernstein Small Cap Growth                       N/A       $1,486     $2,011      $3,584
EQ/AllianceBernstein Value                                  N/A       $1,439     $1,932      $3,429
EQ/Ariel Appreciation II                                    N/A       $1,528     $2,080      $3,718
EQ/AXA Rosenberg Value Long/Short Equity                    N/A       $2,188     $3,148      $5,655
EQ/BlackRock Basic Value Equity                             N/A       $1,430     $1,917      $3,400
EQ/BlackRock International Value                            N/A       $1,525     $2,075      $3,709
EQ/Boston Advisors Equity Income                            N/A       $1,492     $2,021      $3,604
EQ/Calvert Socially Responsible                             N/A       $1,489     $2,016      $3,594
EQ/Capital Guardian Growth                                  N/A       $1,466     $1,977      $3,517
EQ/Capital Guardian Research                                N/A       $1,454     $1,957      $3,478
EQ/Caywood-Scholl High Yield Bond                           N/A       $1,454     $1,957      $3,478
EQ/Davis New York Venture                                   N/A       $1,534     $2,090      $3,737
EQ/Equity 500 Index                                         N/A       $1,341     $1,767      $3,102
EQ/Evergreen International Bond                             N/A       $1,486     $2,011      $3,584
EQ/Evergreen Omega                                          N/A       $1,495     $2,026      $3,613
EQ/FI Mid Cap                                               N/A       $1,469     $1,982      $3,527
EQ/Franklin Income                                          N/A       $1,539     $2,099      $3,756
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                          If you do not surrender your contract at the end
                                                                   of the applicable time period
                                                          ------------------------------------------------
                                                            1 year    3 years       5 years    10 years
----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                    $366     $1,112        $1,879     $3,887
AXA Conservative Allocation                                  $346     $1,054        $1,783     $3,709
AXA Conservative-Plus Allocation                             $351     $1,069        $1,809     $3,756
AXA Moderate Allocation                                      $355     $1,081        $1,829     $3,793
AXA Moderate-Plus Allocation                                 $359     $1,094        $1,849     $3,831
Multimanager Aggressive Equity                               $324     $  989        $1,677     $3,507
Multimanager Core Bond                                       $321     $  979        $1,662     $3,478
Multimanager Health Care                                     $391     $1,186        $1,998     $4,107
Multimanager High Yield                                      $321     $  979        $1,662     $3,478
Multimanager International Equity                            $370     $1,124        $1,899     $3,924
Multimanager Large Cap Core Equity                           $356     $1,084        $1,834     $3,803
Multimanager Large Cap Growth                                $358     $1,091        $1,844     $3,822
Multimanager Large Cap Value                                 $353     $1,075        $1,819     $3,775
Multimanager Mid Cap Growth                                  $377     $1,146        $1,934     $3,989
Multimanager Mid Cap Value                                   $376     $1,143        $1,929     $3,979
Multimanager Small Cap Growth                                $379     $1,152        $1,943     $4,007
Multimanager Small Cap Value                                 $368     $1,118        $1,889     $3,906
Multimanager Technology                                      $391     $1,186        $1,998     $4,107
Target 2015 Allocation                                       $489     $1,467        $2,449     $4,911
Target 2025 Allocation                                       $457     $1,377        $2,305     $4,660
Target 2035 Allocation                                       $559     $1,667        $2,762     $5,443
Target 2045 Allocation                                       $604     $1,793        $2,958     $5,765
----------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                            $304     $  930        $1,580     $3,321
EQ/AllianceBernstein Intermediate Government Securities      $307     $  939        $1,596     $3,351
EQ/AllianceBernstein International                           $334     $1,020        $1,728     $3,604
EQ/AllianceBernstein Large Cap Growth                        $349     $1,063        $1,799     $3,737
EQ/AllianceBernstein Quality Bond                            $308     $  942        $1,601     $3,361
EQ/AllianceBernstein Small Cap Growth                        $332     $1,013        $1,718     $3,584
EQ/AllianceBernstein Value                                   $315     $  964        $1,636     $3,429
EQ/Ariel Appreciation II                                     $347     $1,057        $1,788     $3,718
EQ/AXA Rosenberg Value Long/Short Equity                     $588     $1,749        $2,890     $5,655
EQ/BlackRock Basic Value Equity                              $312     $  955        $1,621     $3,400
EQ/BlackRock International Value                             $346     $1,054        $1,783     $3,709
EQ/Boston Advisors Equity Income                             $334     $1,020        $1,728     $3,604
EQ/Calvert Socially Responsible                              $333     $1,017        $1,723     $3,594
EQ/Capital Guardian Growth                                   $325     $  992        $1,682     $3,517
EQ/Capital Guardian Research                                 $321     $  979        $1,662     $3,478
EQ/Caywood-Scholl High Yield Bond                            $321     $  979        $1,662     $3,478
EQ/Davis New York Venture                                    $349     $1,063        $1,799     $3,737
EQ/Equity 500 Index                                          $281     $  861        $1,467     $3,102
EQ/Evergreen International Bond                              $332     $1,013        $1,718     $3,584
EQ/Evergreen Omega                                           $335     $1,023        $1,733     $3,613
EQ/FI Mid Cap                                                $326     $  995        $1,687     $3,527
EQ/Franklin Income                                           $351     $1,069        $1,809     $3,756
----------------------------------------------------------------------------------------------------------


                                                                    Fee table 15

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       If you annuitize at the end of the applicable
                                                                                       time period and select a non-life contingent
                                           If you surrender your contract at the end      period certain annuity option with less
                                                 of the applicable time period                         than ten years.
                                         -------------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Small Cap Value                $  993     $1,548     $2,114      $3,784     N/A       $1,548     $2,114      $3,784
EQ/Franklin Templeton Founding Strategy    $1,017     $1,619     $2,230      $4,007     N/A       $1,619     $2,230      $4,007
EQ/GAMCO Mergers and Acquisitions          $  994     $1,551     $2,119      $3,793     N/A       $1,551     $2,119      $3,793
EQ/GAMCO Small Company Value               $  974     $1,489     $2,016      $3,594     N/A       $1,489     $2,016      $3,594
EQ/International Core PLUS                 $  980     $1,507     $2,046      $3,652     N/A       $1,507     $2,046      $3,652
EQ/International Growth                    $  997     $1,560     $2,133      $3,822     N/A       $1,560     $2,133      $3,822
EQ/JPMorgan Core Bond                      $  942     $1,395     $1,858      $3,282     N/A       $1,395     $1,858      $3,282
EQ/JPMorgan Value Opportunities            $  960     $1,448     $1,947      $3,459     N/A       $1,448     $1,947      $3,459
EQ/Large Cap Core PLUS                     $  963     $1,457     $1,962      $3,488     N/A       $1,457     $1,962      $3,488
EQ/Large Cap Growth PLUS                   $  962     $1,454     $1,957      $3,478     N/A       $1,454     $1,957      $3,478
EQ/Legg Mason Value Equity                 $  968     $1,472     $1,987      $3,536     N/A       $1,472     $1,987      $3,536
EQ/Long Term Bond                          $  939     $1,386     $1,843      $3,252     N/A       $1,386     $1,843      $3,252
EQ/Lord Abbett Growth and Income           $  967     $1,469     $1,982      $3,527     N/A       $1,469     $1,982      $3,527
EQ/Lord Abbett Large Cap Core              $  972     $1,484     $2,006      $3,575     N/A       $1,484     $2,006      $3,575
EQ/Lord Abbett Mid Cap Value               $  971     $1,481     $2,001      $3,565     N/A       $1,481     $2,001      $3,565
EQ/Marsico Focus                           $  984     $1,519     $2,065      $3,690     N/A       $1,519     $2,065      $3,690
EQ/Mid Cap Value PLUS                      $  967     $1,469     $1,982      $3,527     N/A       $1,469     $1,982      $3,527
EQ/Money Market                            $  931     $1,362     $1,803      $3,172     N/A       $1,362     $1,803      $3,172
EQ/Montag & Caldwell Growth                $  976     $1,495     $2,026      $3,613     N/A       $1,495     $2,026      $3,613
EQ/Mutual Shares                           $  996     $1,557     $2,128      $3,812     N/A       $1,557     $2,128      $3,812
EQ/Oppenheimer Global                      $1,032     $1,662     $2,302      $4,144     N/A       $1,662     $2,302      $4,144
EQ/Oppenheimer Main Street Opportunity     $1,016     $1,616     $2,225      $3,998     N/A       $1,616     $2,225      $3,998
EQ/Oppenheimer Main Street Small Cap       $1,024     $1,639     $2,264      $4,071     N/A       $1,639     $2,264      $4,071
EQ/PIMCO Real Return                       $  955     $1,433     $1,922      $3,410     N/A       $1,433     $1,922      $3,410
EQ/Short Duration Bond                     $  944     $1,401     $1,868      $3,302     N/A       $1,401     $1,868      $3,302
EQ/Small Company Index                     $  926     $1,344     $1,772      $3,112     N/A       $1,344     $1,772      $3,112
EQ/T. Rowe Price Growth Stock              $  979     $1,504     $2,041      $3,642     N/A       $1,504     $2,041      $3,642
EQ/Templeton Growth                        $1,000     $1,569     $2,148      $3,850     N/A       $1,569     $2,148      $3,850
EQ/UBS Growth and Income                   $  977     $1,498     $2,031      $3,623     N/A       $1,498     $2,031      $3,623
EQ/Van Kampen Comstock                     $  966     $1,466     $1,977      $3,517     N/A       $1,466     $1,977      $3,517
EQ/Van Kampen Emerging Markets Equity      $1,024     $1,639     $2,264      $4,071     N/A       $1,639     $2,264      $4,071
EQ/Van Kampen Mid Cap Growth               $  971     $1,481     $2,001      $3,565     N/A       $1,481     $2,001      $3,565
EQ/Van Kampen Real Estate                  $  996     $1,557     $2,128      $3,812     N/A       $1,557     $2,128      $3,812
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                        If you do not surrender your contract at the end
                                                 of the applicable time period
                                            1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------------
EQ/Franklin Small Cap Value                  $354     $1,078     $1,824     $3,784
EQ/Franklin Templeton Founding Strategy      $379     $1,152     $1,943     $4,007
EQ/GAMCO Mergers and Acquisitions            $355     $1,081     $1,829     $3,793
EQ/GAMCO Small Company Value                 $333     $1,017     $1,723     $3,594
EQ/International Core PLUS                   $340     $1,035     $1,753     $3,652
EQ/International Growth                      $358     $1,091     $1,844     $3,822
EQ/JPMorgan Core Bond                        $300     $  917     $1,560     $3,282
EQ/JPMorgan Value Opportunities              $319     $  973     $1,652     $3,459
EQ/Large Cap Core PLUS                       $322     $  982     $1,667     $3,488
EQ/Large Cap Growth PLUS                     $321     $  979     $1,662     $3,478
EQ/Legg Mason Value Equity                   $327     $  998     $1,692     $3,536
EQ/Long Term Bond                            $297     $  908     $1,544     $3,252
EQ/Lord Abbett Growth and Income             $326     $  995     $1,687     $3,527
EQ/Lord Abbett Large Cap Core                $331     $1,010     $1,713     $3,575
EQ/Lord Abbett Mid Cap Value                 $330     $1,007     $1,708     $3,565
EQ/Marsico Focus                             $344     $1,047     $1,773     $3,690
EQ/Mid Cap Value PLUS                        $326     $  995     $1,687     $3,527
EQ/Money Market                              $288     $  883     $1,503     $3,172
EQ/Montag & Caldwell Growth                  $335     $1,023     $1,733     $3,613
EQ/Mutual Shares                             $357     $1,088     $1,839     $3,812
EQ/Oppenheimer Global                        $395     $1,198     $2,018     $4,144
EQ/Oppenheimer Main Street Opportunity       $378     $1,149     $1,939     $3,998
EQ/Oppenheimer Main Street Small Cap         $387     $1,174     $1,978     $4,071
EQ/PIMCO Real Return                         $313     $  958     $1,626     $3,410
EQ/Short Duration Bond                       $302     $  923     $1,570     $3,302
EQ/Small Company Index                       $282     $  864     $1,472     $3,112
EQ/T. Rowe Price Growth Stock                $339     $1,032     $1,748     $3,642
EQ/Templeton Growth                          $362     $1,100     $1,859     $3,850
EQ/UBS Growth and Income                     $336     $1,026     $1,738     $3,623
EQ/Van Kampen Comstock                       $325     $  992     $1,682     $3,517
EQ/Van Kampen Emerging Markets Equity        $387     $1,174     $1,978     $4,071
EQ/Van Kampen Mid Cap Growth                 $330     $1,007     $1,708     $3,565
EQ/Van Kampen Real Estate                    $357     $1,088     $1,839     $3,812
-------------------------------------------------------------------------------------------




16 Fee table

CONDENSED FINANCIAL INFORMATION


Please see Appendix II at the end of this prospectus for the unit values and the number of units outstanding as of the end of the period shown for each of the variable investment options available as of December 31, 2007.



                                                                    Fee table 17

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount to purchase a contract. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" in "More information" later in this prospectus. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Contract          Available for          Minimum
type              annuitant issue ages   contributions
--------------------------------------------------------------------------------------
NQ                0 through 83           $50 (initial and additional)

--------------------------------------------------------------------------------------
Traditional IRA   0 through 83           $50 (initial and additional)

--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Contract          Source of                       Limitations on
type              contributions                   contributions
--------------------------------------------------------------------------------------
NQ                o After-tax money.              o Additional contributions can
                                                    be made up to age 84.
                  o Paid to us by check or
                    transfer of contract value in
                    a tax deferred exchange
                    under Section 1035 of the
                    Internal Revenue Code.

                  o Paid to us by an employer
                    who establishes a payroll
                    deduction program.
--------------------------------------------------------------------------------------
Traditional IRA   o "Regular" traditional IRA     o Additional rollover contribu-
                    contributions either made       tions can be made up to age
                    by you or paid to us by an      84.
                    employer who establishes a
                    payroll deduction program.    o Regular IRA contributions
                                                    may not exceed $5,000.

                  o Additional catch-up           o No regular IRA contribu-
                    contributions.                  tions in the calendar year
                                                    you turn age 70-1/2 and
                  o Eligible rollover distribu-     thereafter.
                    tions from 403(b) plans,
                    qualified plans and govern-   o Rollover and direct transfer
                    mental employer EDC             contributions after age 70-1/2
                    plans.                          must be net of required
                                                    minimum distributions.
                  o Rollovers from another
                    traditional individual        o Additional catch-up contri-
                    retirement arrangement.         butions of up to $1,000 per
                                                    calendar year where the
                  o Direct custodian-to-            owner is at least age 50 but
                    custodian transfers             under age 70-1/2 at any time
                    from other traditional          during the calendar year for
                    individual retirement           which the contribution is made.
                    arrangements.
--------------------------------------------------------------------------------------


18 Contract features and benefits

--------------------------------------------------------------------------------------
Contract           Available for          Minimum
type               annuitant issue ages   contributions
--------------------------------------------------------------------------------------
Roth IRA           0 through 83           $50 (initial and additional)

--------------------------------------------------------------------------------------
Inherited IRA      0 through 70           $5,000 (initial)
(traditional IRA                          $1,000 (additional)
or Roth IRA)
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Contract           Source of                        Limitations on
type               contributions                    contributions
--------------------------------------------------------------------------------------
Roth IRA           o Regular Roth IRA contribu-     o Additional contributions can
                     tions either made by you or      be made up to age 84.
                     paid to us by an employer
                     who establishes a payroll      o Regular Roth IRA contribu-
                     deduction program.               tions may not exceed
                                                      $ 5,000.

                   o Additional catch-up contri-    o Contributions are subject to
                     butions                          income limits and other tax
                   o Rollovers from another           rules. See "Contributions to
                     Roth IRA.                        Roth IRAs" in "Tax informa-
                                                      tion" later in this prospectus.
                   o Rollovers from a "desig-
                     nated Roth contribution        o Additional catch-up contri-
                     account" under a 401(k)          butions of up to $1,000 per
                     plan or 403(b) plan.             calendar year where the
                                                      owner is at least age 50 at
                   o Conversion rollovers from a      any time during the calendar
                     traditional IRA or other         year for which the contribu-
                     eligible retirement plan.        tion is made.

                   o Direct transfers from
                   another Roth IRA.

--------------------------------------------------------------------------------------
Inherited IRA      o Direct custodian-to-           o Any additional contributions
(traditional IRA     custodian transfers of your      must be from the same type
or Roth IRA)         interest as death beneficiary    of IRA of the same deceased
                     of the deceased owner's          owner.
                     traditional individual retire- o Non-spousal beneficiary
                     ment arrangement or Roth         direct rollover contributions
                     IRA to an IRA of the same        from qualified plans, 403(b)
                     type.                            plans and governmental
                                                      employer 457(b) plans may
                                                      be made to a traditional
                                                      inherited IRA contract under
                                                      specified circumstances.
--------------------------------------------------------------------------------------


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all EQUI-VEST(SM) series and EQUI-VEST(SM) At Retirement(SM) contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are 81 and older at contract issue). We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000.

For information on when contributions are credited, see "Dates and prices at which contract events occur" in "More information" later in this prospectus.


                                               Contract features and benefits 19

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under traditional and Roth IRA contracts, the owner and annuitant must be the same person. For owner and annuitant requirements for Inherited IRA, see "Inherited IRA beneficiary continuation contract" later in this prospectus.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be made by check drawn on a U.S. bank in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to a 1035 tax-free exchange or direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


Additional contributions may also be made by wire transfer or our automatic investment program. The methods of payment are discussed in detail under "About other methods of payment" in "More information" later in this prospectus.


Your initial contribution must generally be accompanied by an application and any other form we need to process the contributions. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.


Generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.



--------------------------------------------------------------------------------

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options and fixed maturity options.
--------------------------------------------------------------------------------

20  Contract features and benefits

PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or the sub-adviser(s), as applicable, for each portfolio.



-------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective
-------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.
-------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.
-------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a
 ALLOCATION                   greater emphasis on current income.
-------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.
-------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,
 ALLOCATION                   with a greater emphasis on capital appreciation.
-------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Long-term growth of capital.
 EQUITY
-------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital
                              appreciation, consistent with a prudent level of risk.
-------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.
-------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current
                              income and capital appreciation.
-------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.
 EQUITY
-------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.
 CORE EQUITY
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
AXA Premier VIP Trust         Investment Manager (or Sub-Adviser(s), as
Portfolio Name                applicable)
-------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     o AXA Equitable
-------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   o AXA Equitable
-------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         o AXA Equitable
 ALLOCATION
-------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       o AXA Equitable
-------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             o AXA Equitable
 ALLOCATION
-------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       o AllianceBernstein L.P.
 EQUITY                       o ClearBridge Advisors, LLC
                              o Legg Mason Capital Management, Inc.
                              o Marsico Capital Management, LLC
-------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        o BlackRock Financial Management, Inc.
                              o Pacific Investment Management Company LLC
-------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      o Invesco Aim Capital Management, Inc.
                              o RCM Capital Management LLC
                              o Wellington Management Company, LLP
-------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       o Pacific Investment Management Company LLC
                              o Post Advisory Group, LLC
-------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    o AllianceBernstein L.P.
 EQUITY                       o JPMorgan Investment Management Inc.
                              o Marsico Capital Management, LLC
-------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o AllianceBernstein L.P.
 CORE EQUITY                  o Janus Capital Management LLC
                              o Thornburg Investment Management, Inc.
-------------------------------------------------------------------------------------------


                                               Contract features and benefits 21

-------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective
-------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.
 GROWTH
-------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.
 VALUE
-------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP          Long-term growth of capital.
 GROWTH
-------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    Long-term growth of capital.
-------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.
 GROWTH
-------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.
 VALUE
-------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       Long-term growth of capital.
-------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION        Seeks the highest total return over time consistent with
                              its asset mix. Total return includes capital growth and
                              income.
-------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION        Seeks the highest total return over time consistent with
                              its asset mix. Total return includes capital growth and
                              income.
-------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION        Seeks the highest total return over time consistent with
                              its asset mix. Total return includes capital growth and
                              income.
-------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION        Seeks the highest total return over time consistent with
                              its asset mix. Total return includes capital growth and
                              income.
-------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                Objective
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-     Seeks to achieve long-term growth of capital.
 MON STOCK
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve high current income consistent with
 MEDIATE GOVERNMENT           relative stability of principal.
 SECURITIES
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve long-term growth of capital.
 NATIONAL
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
AXA Premier VIP Trust         Investment Manager (or Sub-Adviser(s), as
Portfolio Name                applicable)
-------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o RCM Capital Management LLC
 GROWTH                       o TCW Investment Management Company
                              o T. Rowe Price Associates, Inc.
-------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o AllianceBernstein L.P.
 VALUE                        o Institutional Capital LLC
                              o MFS Investment Management
-------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP          o AllianceBernstein L.P.
 GROWTH                       o Franklin Advisers, Inc.
                              o Provident Investment Counsel, Inc.
-------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    o AXA Rosenberg Investment Management LLC
                              o TCW Investment Management Company
                              o Wellington Management Company, LLP
-------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        o Eagle Asset Management, Inc.
 GROWTH                       o Wells Capital Management Inc.
-------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        o Franklin Advisory Services, LLC
 VALUE                        o Lazard Asset Management LLC
-------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       o Firsthand Capital Management, Inc.
                              o RCM Capital Management LLC
                              o Wellington Management Company, LLP
TARGET 2015 ALLOCATION        o AXA Equitable
-------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION        o AXA Equitable
-------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION        o AXA Equitable
-------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION        o AXA Equitable
-------------------------------------------------------------------------------------------
EQ Advisors Trust             Investment Manager (or Sub-Adviser(s), as
Portfolio Name                applicable)
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-     o AllianceBernstein L.P.
 MON STOCK
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   o AllianceBernstein L.P.
 MEDIATE GOVERNMENT
 SECURITIES
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   o AllianceBernstein L.P.
 NATIONAL
-------------------------------------------------------------------------------------------


22 Contract features and benefits

-------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     Seeks to achieve long-term growth of capital.
 CAP GROWTH
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   Seeks to achieve high current income consistent with
 BOND                          moderate risk to capital.
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Seeks to achieve long-term growth of capital.
 CAP GROWTH
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks to achieve capital appreciation.
-------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II       Seeks to achieve long-term capital appreciation.
-------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE         Seeks to increase value through bull markets and bear
 LONG/SHORT EQUITY             markets using strategies that are designed to limit expo-
                               sure to general equity market risk.
-------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       Seeks to achieve capital appreciation and secondarily,
 EQUITY                        income.
-------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     Seeks to provide current income and long-term growth of
 VALUE                         income, accompanied by growth of capital.
-------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      Seeks to achieve a combination of growth and income to
 INCOME                        achieve an above-average and consistent total return.
-------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            Seeks to achieve long-term capital appreciation.
 RESPONSIBLE
-------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH     Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            Seeks to achieve long-term growth of capital.
 RESEARCH
-------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         Seeks to maximize current income.
 YIELD BOND
-------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE      Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            Seeks to achieve a total return before expenses that
                               approximates the total return performance of the S&P
                               500 Index, including reinvestment of dividends, at a risk
                               level consistent with that of the S&P 500 Index.
-------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL     Seeks to achieve capital growth and current income.
 BOND
-------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             Seeks to achieve long-term capital growth.
-------------------------------------------------------------------------------------------
EQ/FI MID CAP                  Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/FRANKLIN INCOME             Seeks to maximize income while maintaining prospects
                               for capital appreciation.
-------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE    Seeks to achieve long-term total return.
-------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON          Primarily seeks capital appreciation and secondarily seeks
 FOUNDING STRATEGY             income.
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
EQ Advisors Trust              Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     o AllianceBernstein L.P.
 CAP GROWTH
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   o AllianceBernstein L.P.
 BOND
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     o AllianceBernstein L.P.
 CAP GROWTH
-------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     o AllianceBernstein L.P.
-------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II       o Ariel Capital Management, LLC
-------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE         o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY
-------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       o BlackRock Investment Management, LLC
 EQUITY
-------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     o BlackRock Investment Management
 VALUE                           International Limited
-------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      o Boston Advisors, LLC
 INCOME
-------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            o Calvert Asset Management Company, Inc.
 RESPONSIBLE                   o Bridgeway Capital Management, Inc.
-------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH     o Capital Guardian Trust Company
-------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            o Capital Guardian Trust Company
 RESEARCH
-------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         o Caywood-Scholl Capital Management
 YIELD BOND
-------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE      o Davis Selected Advisers, L.P.
-------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            o AllianceBernstein L.P.
-------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL     o Evergreen Investment Management
 BOND                            Company, LLC
                               o First International Advisors, LLC (dba
                                 "Evergreen International")
-------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             o Evergreen Investment Management
                                 Company, LLC
-------------------------------------------------------------------------------------------
EQ/FI MID CAP                  o Fidelity Management & Research Company
-------------------------------------------------------------------------------------------
EQ/FRANKLIN INCOME             o Franklin Advisers, Inc.
-------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE    o Franklin Advisory Services, LLC
-------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON          o AXA Equitable
 FOUNDING STRATEGY
-------------------------------------------------------------------------------------------


                                               Contract features and benefits 23

-------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
-------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND           Seeks to achieve capital appreciation.
 ACQUISITIONS
-------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         Seeks to maximize capital appreciation.
 VALUE
-------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS     Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        Seeks to achieve capital appreciation.
-------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          Seeks to provide a high total return consistent with mod-
                               erate risk to capital and maintenance of liquidity.
-------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              Seeks to achieve long-term capital appreciation.
 OPPORTUNITIES
-------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         Seeks to achieve long-term growth of capital with a sec-
                               ondary objective to seek reasonable current income. For
                               purposes of this Portfolio, the words "reasonable current
                               income" mean moderate income.
-------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth
-------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation
                               through investment in long-maturity debt obligations.
-------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of
 INCOME                        income without excessive fluctuation in market value.
-------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Seeks to achieve capital appreciation and growth of
 CORE                          income with reasonable risk.
-------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.
-------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation.
-------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income, preserve
                               its assets and maintain liquidity.
-------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.
 GROWTH
-------------------------------------------------------------------------------------------
EQ/MUTUAL SHARES               Seeks to achieve capital appreciation, which may occa-
                               sionally be short-term, and secondarily, income.
-------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          Seeks to achieve capital appreciation.
-------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve long-term capital appreciation.
 OPPORTUNITY
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
EQ Advisors Trust              Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
-------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND           o GAMCO Asset Management Inc.
 ACQUISITIONS
-------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         o GAMCO Asset Management Inc.
 VALUE
-------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS     o AXA Equitable
                               o Mellon Capital Management Corporation
                               o Wentworth Hauser and Violich, Inc.
-------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        o MFS Investment Management, Inc.
-------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          o JPMorgan Investment Management Inc.
-------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              o JPMorgan Investment Management Inc.
 OPPORTUNITIES
-------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         o AXA Equitable
                               o Institutional Capital LLC
                               o Mellon Capital Management Corporation
-------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       o AXA Equitable
                               o Marsico Capital Management, LLC
                               o Mellon Capital Management Corporation
-------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     o Legg Mason Capital Management, Inc.
-------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              o BlackRock Financial Management, Inc.
-------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      o Lord, Abbett & Co. LLC
 INCOME
-------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       o Lord, Abbett & Co. LLC
 CORE
-------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   o Lord, Abbett & Co. LLC
-------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               o Marsico Capital Management, LLC
-------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          o AXA Equitable
                               o Mellon Capital Management Corporation
                               o Wellington Management Company LLP
-------------------------------------------------------------------------------------------
EQ/MONEY MARKET                o The Dreyfus Corporation
-------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           o Montag & Caldwell, Inc.
 GROWTH
-------------------------------------------------------------------------------------------
EQ/MUTUAL SHARES               o Franklin Mutual Advisers, LLC
-------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          o OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     o OppenheimerFunds, Inc.
 OPPORTUNITY
-------------------------------------------------------------------------------------------


24 Contract features and benefits

-------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                Objective
--------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET    Seeks to achieve capital appreciation.
 SMALL CAP
--------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN          Seeks to achieve maximum real return consistent with
                              preservation of real capital and prudent investment man-
                              agement.
--------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND        Seeks to achieve current income with reduced volatility of principal.
--------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX        Seeks to replicate as closely as possible (before the
                              deduction of Portfolio expenses) the total return of the
                              Russell 2000 Index.
--------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH       Seeks to achieve long-term capital appreciation and
 STOCK                        secondarily, income.
--------------------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH           Seeks to achieve long-term capital growth.
--------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME      Seeks to achieve total return through capital appreciation with income as a secondary consideration.
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK        Seeks to achieve capital growth and income.
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING        Seeks to achieve long-term capital appreciation.
 MARKETS EQUITY
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP         Seeks to achieve capital growth.
 GROWTH
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE     Seeks to provide above average current income and long-
                              term capital appreciation.
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
EQ Advisors Trust             Investment Manager (or Sub-Adviser(s), as
Portfolio Name                applicable)
--------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET    o OppenheimerFunds, Inc.
 SMALL CAP
--------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN          o Pacific Investment Management Company, LLC
--------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND        o BlackRock Financial Management, Inc.
--------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX        o AllianceBernstein L.P.
--------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH       o T. Rowe Price Associates, Inc.
 STOCK
--------------------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH           o Templeton Global Advisors Limited
--------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME      o UBS Global Asset Management
                              (Americas) Inc.
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK        o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING        o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP         o Morgan Stanley Investment Management Inc.
 GROWTH
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE     o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------------------



You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the portfolios. The prospectuses should be read carefully before investing.



                                               Contract features and benefits 25

FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."

Please see Appendix IV later in this prospectus for state variations.


--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------
The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. As of May 1, we currently offer fixed maturity options ending on June 15th for maturity years ranging from one through ten. Not all of the fixed maturity options will be available for annuitants ages 76 and above. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o   the rate to maturity is 3%; or

o   the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions" below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 15, 2008 the next available maturity date was June 15, 2013 (see "About our fixed maturity options" in "More information" later in this prospectus). We may change our procedures in the future.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix III at the end of this prospectus provides an example of how the market value adjustment is calculated.


ALLOCATING YOUR CONTRIBUTIONS

You may choose from among two ways to allocate your contributions: self-directed and principal assurance.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all of the investment options. However, you may not allocate more than one contribution to any one fixed maturity option. If the annuitant is age 76 or older, you may only allocate contributions to fixed maturity options with maturities of five years or less. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. We discuss account value in "Determining your contract's value" later in this prospectus.

PRINCIPAL ASSURANCE ALLOCATION

Under this allocation program, you select a fixed maturity option and we specify the portion of your initial contribution to be allocated to


26  Contract features and benefits
that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.


For example, if your initial contribution is $10,000, and on February 15, 2008 you chose the fixed maturity option with a maturity date of June 15, 2017, since the rate to maturity was 4.45% on February 15, 2008, we would have allocated $6,660 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.


The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing an EQUI-VEST(SM) Express traditional IRA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70-1/2, you should consider whether your value in the variable investment options, or your other traditional IRA funds, are sufficient to meet your required minimum distributions. See "Tax information" later in this prospectus.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If, for any reason, you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right, you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.


For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


We may require that you wait six months before you apply for a contract with us again if:

o   you cancel your contract during the free look period; or


o you change your mind before you receive your contract whether we have received your contribution or not.

Also, if you fully or partially convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions. Ask for the form entitled "EQUI-VEST(SM) Roth IRA Re-Characterization Form."

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrender of your contract to receive its cash value," later in this prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus for possible consequences of cancelling your contract.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


This contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax Information." This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. This contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for traditional IRA and Roth IRA contracts" in "Payment of the death benefit" later in this prospectus. You should discuss with your tax adviser your own personal situation.

The Inherited traditional IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."


The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited traditional IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the


                                              Contract features and benefits  27
beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.


o The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.


o An inherited IRA beneficiary continuation contract is not available for annuitants over age 70.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and must be at least $5,000.


o Additional contributions of at least $1,000 are permitted, but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

o A non-spousal beneficiary under an Applicable Plan cannot make additional contributions to an Inherited traditional IRA contract.


o   You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described under "Withdrawal charge" in "Charges and expenses," later in this prospectus.

o The following features mentioned in the prospectus are not available under the inherited IRA beneficiary continuation contract: successor owner/annuitant, automatic investment program and systematic withdrawals.

o If you die, we will pay to a beneficiary that you choose the greater of the account value or the minimum death benefit.

o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the minimum death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply.


28  Contract features and benefits

2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have in the variable investment options and (ii) market adjusted amounts you have in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses" later in this prospectus.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less: (i) any applicable withdrawal charges and (ii) the total amount or a pro rata portion of the annual administrative charge. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------
The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:


(i)   increased to reflect additional contributions;


(ii)  decreased to reflect a withdrawal (plus applicable withdrawal charges); or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of a variable investment option.

In addition, when we deduct the annual administrative charge or third-party transfer or exchange charge, we will reduce the number of units credited to your contract. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in a fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


                                           Determining your contract's value  29

3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE
At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o you must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o you may not transfer to a fixed maturity option in which you already have value.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3%.


o if the annuitant is age 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. As of February 15, 2008, not all maturities were available.


o you may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.

o if you make transfers out of a fixed maturity option other than at its maturity date, the transfer will cause a market value adjustment.

Upon advance notice to you, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing, or by telephone using TOPS or on line using EQAccess. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts to be transferred, and

(3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same



30 Transferring your money among investment options variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



AUTOMATIC TRANSFER OPTIONS


GENERAL DOLLAR-COST AVERAGING

Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

The general dollar-cost averaging feature allows you to have amounts automatically transferred from the EQ/Money Market option to the other variable investment options on a monthly basis. In order to elect the general dollar-cost averaging option you must have a minimum of $2,000 in the EQ/Money Market option on the date we receive your election form at our processing office. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the EQ/Money Market option have been transferred out.

The minimum amount that we will transfer each month is $50. The maximum amount we will transfer is equal to your value in the EQ/Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. General dollar-cost averaging will then end. You may change the transfer amount once each contract year, or cancel this program at any time.

You may not elect dollar-cost averaging if you are participating in the rebalancing program.


REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.
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You may elect the rebalancing program at any time. To be eligible, you must have at least $5,000 of account value in the variable investment options. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; the rebalancing program will remain in effect unless you request that it be cancelled in writing.

You may not elect the rebalancing program if you are participating in the dollar-cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.


                            Transferring your money among investment options  31

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE
You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.



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                             Method of Withdrawal
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                                                   Minimum
Contract             Partial       Systematic   distribution
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NQ                     Yes            Yes            No
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traditional IRA        Yes            Yes            Yes
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Roth IRA               Yes            Yes            No
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PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we may treat it as a request to surrender the contract for its cash value. See "Surrender of your contract to receive its cash value" below.

Partial withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge (see "10% free withdrawal amount" in "Charges and expenses" later in this prospectus).


SYSTEMATIC WITHDRAWALS
(All contracts except inherited IRA)

If you have at least $20,000 of account value in the variable investment options, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.

You may withdraw a fixed-dollar amount from the variable investment options. You do not have to maintain a minimum amount. You may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from more than one variable investment option (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or


(3) you may specify a dollar amount from only one variable investment option. If you choose this option and the value in that variable investment option drops below the requested amount, the requested withdrawal amount will be taken on a pro rata basis from all the variable investment options in which you have value.


You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.

LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS
(Traditional IRA contracts -- See "Tax information" later in this prospectus.)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. You may choose instead an annuity payout option. Before electing an account-based withdrawal option, please refer to "Required minimum distributions" under "Individual Retirement Arrangements ("IRAs")" in "Tax information" later in this prospectus. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals, which could increase the amount required to be withdrawn. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 70-1/2 or in any later year. To elect this option, you must have account value in the variable investment options of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually.


Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 10% free withdrawal amount.


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We will send to traditional IRA owners a form outlining the minimum distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
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HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the investment options. A market value adjustment will apply if withdrawals are taken from the fixed maturity options.


32  Accessing your money

AUTOMATIC DEPOSIT SERVICE


If you are receiving Required Minimum Distribution payments from a traditional IRA contract, you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your traditional IRA contract directly into an existing EQUI-VEST(SM) NQ or Roth IRA or an existing EQUI-VEST(SM) Express(SM) NQ or Roth IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs. See "Tax information" later in this prospectus.



DEPOSIT OPTION FOR NQ CONTRACTS ONLY

You can elect the deposit option for your benefit while you are alive, or for the benefit of your beneficiary.

Proceeds from your NQ contract can be deposited with us for a period you select (including one for as long as the annuitant lives). We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period. We will pay out the interest on the amount deposited at least once each year.

If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds can be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

Other restrictions apply to the deposit option. Your financial professional can provide more information about this option, or you may call our processing office.


SURRENDER OF YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus.


TERMINATION

We may terminate your contract and pay you the cash value if:

(1) your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

(2) you request a partial withdrawal that reduces your account value to an amount less than $500; or

(3) you have not made any contributions within 120 days from your contract date.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,


(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or


(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the fixed maturity options (other than for death benefits) for up to six months while you are living.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST(SM) Express(SM) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own and the annuitant's age at contract issue.


ANNUITY PAYOUT OPTIONS


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Fixed annuity payout options       o Life annuity
                                   o Life annuity with period
                                     certain
                                   o Life annuity with refund
                                     certain
                                   o Period certain annuity
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Variable Immediate Annuity payout  o Life annuity (not available in
   options (as described in a        New York)
   separate prospectus for this    o Life annuity with period
   option)                           certain
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments


                                                        Accessing your money  33
    continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

We may offer other payout options not outlined here. Your financial professional can provide details.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the EQUI-VEST(SM) Express contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 90th birthday.


Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable annuity is selected.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and


(4) in certain instances, the sex of the annuitant(s).


If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix IV later in this prospectus for state variations.


EQUI-VEST(SM) AT RETIREMENT(SM)

If you have a traditional IRA, Roth IRA, QP IRA or NQ contract, you may be eligible to convert your EQUI-VEST(SM) Express(SM) contract to a new EQUI-VEST(SM) At Retirement(SM) contract. EQUI-VEST(SM) At Retirement(SM) is a deferred variable annuity contract that offers living benefits (Guaranteed withdrawal benefit for life or Guaranteed minimum income benefit) and enhanced death benefits. The EQUI-VEST(SM) At Retirement(SM) contract has no withdrawal charges.

At the time of conversion, you must meet the following conditions in order to qualify for this conversion offer. You must be between the


34  Accessing your money
ages of 55 and 85, your contract must have an account value of at least $50,000, you must purchase at least one of the living or enhanced death benefits, there can be no withdrawal charges applicable under your existing EQUI-VEST(SM) Express(SM) contract, and no rollover/direct transfer contributions can have been made to the existing contract in the two contract years prior to the date you apply for the new contract. The written application for the new EQUI-VEST(SM) At Retirement(SM) contract must be received by our Processing Office no later than the close of business on December 31, 2016 or such later date as we state in writing to you. The EQUI-VEST(SM) At Retirement(SM) contract and its benefits, including the charges for such benefits are described in a separate prospectus.


                                                        Accessing your money  35

5. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS
We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o   A mortality and expense risks charge

o   A charge for other expenses

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o on the last day of the contract year -- an annual administrative charge, if applicable

o   charge for third-party transfer or exchange

o at the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge

o at the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


CHARGES UNDER THE CONTRACTS


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is currently equivalent to an annual rate of 0.70% (1.65% maximum) of the net assets in each variable investment option.


The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.


To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is currently equivalent to an annual rate of 0.25% (0.35% maximum) of net assets in each variable investment option.

The combined charge for mortality and expense risks and for other expenses is guaranteed not to exceed a total annual rate of 2.00%.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. We deduct the charge if your account value on the last business day of the contract year is less than $25,000 under NQ contracts and $20,000 under IRA contracts. If your account value on such date is $25,000 or more for NQ ($20,000 or more for IRA) contracts, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your current account value plus any amount previously withdrawn during the contract year. The charge is currently $30 for contract years three and later. We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually.

The charge is deducted pro rata from the variable investment options. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals, and as such, will result in a market value adjustment.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST(SM) contract/certificate having an account value that, when combined with the account value of other EQUI-VEST(SM) contracts/certificates owned by the same person, exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to EQUI-VEST(SM) contracts/certificates owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.


CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE

We impose a charge for making a direct transfer of amounts from your contract to a third party, such as in the case of a trustee-to-trustee


36  Charges and expenses
transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and a charge of $25 for each direct transfer or exchange. We reserve the right to increase this charge to a maximum of $65.

WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:



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                                  Contract year
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                    1     2     3     4     5     6     7     8+
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   Percentage of
    contribution    7%    6%    5%    4%    3%    2%    1%    0%
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For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this prospectus. In the case of contract surrender, the free withdrawal amount is taken into account when calculating the amount of the withdrawal.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options. If we deduct all or a portion of the withdrawal charge from the fixed maturity options, a market value adjustment will apply. See "About our fixed maturity options" in "More information" later in this prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

DEATH AND PURCHASE OF ANNUITY. The withdrawal charge does not apply if:

o   the annuitant dies and a death benefit is payable to the beneficiary.

o we receive a properly completed election form providing for the account value to be used to buy a life contingent annuity or a non-life annuity with a period certain for a term of at least ten years.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o   Management fees ranging from 0.10% to 1.40%.

o   12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o   Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.



GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing


                                                        Charges and expenses  37
charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.


38  Charges and expenses

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.


DEATH BENEFIT

The death benefit is equal to the greater of (i) the account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment or (ii) the "minimum death benefit." The minimum death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, and any taxes that apply.

HOW WITHDRAWALS AFFECT THE MINIMUM DEATH BENEFIT

Depending upon when and the state where your contract is issued, each withdrawal you make will reduce the amount of your current minimum death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current minimum death benefit by that same percentage. For example, if your account value is $30,000, and you withdraw $12,000 you have withdrawn 40% of your account value. If your minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new minimum death benefit after the withdrawal would be $24,000 ($40,000-$16,000). Check with your financial professional.


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.


Generally, the death of the annuitant terminates the contract. However, if you are both the owner and the annuitant and your spouse is the sole primary beneficiary or the joint owner, the contract can be continued as discussed below under "Successor owner and annuitant." Only a spouse who is the sole primary beneficiary can be successor owner/annuitant. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. A beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


SUCCESSOR OWNER AND ANNUITANT. For all contracts, your spouse can elect upon your death to continue the contract as the owner/annuitant and no death benefit is payable until the surviving spouse's death.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the successor owner and annuitant feature, we will increase the account value to equal your minimum death benefit if such death benefit is greater than such account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be withdrawn only after all other amounts have been withdrawn. The minimum death benefit will continue to apply.


WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions, the owner changes after the original owner's death for purposes of receiving federal tax law required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, we will automatically make the beneficiary you name to receive the death benefit upon the annuitant's death your successor owner. If you do not want this beneficiary also to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o the cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).

o the successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living. An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed under "Beneficiary continuation option" below. The account value must be distributed no later than 5 years after the spouse's death.


                                                    Payment of death benefit  39

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.

Single sum payments generally are paid through the AXA Equitable Access Account, an interest bearing account with check writing privileges. The AXA Equitable Access Account is part of AXA Equitable's general account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract in the deceased contract owner's name and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary must elect this feature by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the beneficiary continuation option for traditional IRA and Roth IRA contracts:



o The contract continues with your name on it for the benefit of your beneficiary.


o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the ben eficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o   The minimum death benefit will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a por tion of the account value and no withdrawal charges will apply.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as the "inherited annuity," may only be elected when the NQ contract owner dies before the date annuity payments are to begin, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section.


This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under


40  Payment of death benefit
the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.


o The contract continues with your name on it for the benefit of your beneficiary.


o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the ben eficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o   The minimum death benefit will no longer be in effect.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. See "Taxation of nonqualified annuities" in "Tax information" later in this prospectus.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.


o Upon the death of your beneficiary, the beneficiary that he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If you are both the owner and annuitant:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the minimum death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o   No withdrawal charges will apply to any withdrawals by the ben eficiary.

If the owner and annuitant are not the same person:

o If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

o   The account value will not be reset to the death benefit amount.


o The withdrawal charge schedule and free withdrawal amount on the contract will continue to be applied to any withdrawal or surrender other than scheduled payments.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceeds the free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" earlier in this prospectus.


If a contract is jointly owned:

o The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

o If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" above.

o If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" above.


                                                    Payment of death benefit  41

7. Tax information


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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(SM) Express(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this prospectus, or an individual retirement custodial or trusteed account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the guaranteed minimum death benefit, selection of variable investment options and fixed maturity options and choices of payout options of EQUI-VEST(SM) Express(SM), as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total


42 Tax information
amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


In order to get annuity payment tax treatment described here, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN


If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o the owner and the annuitant are the same under the source contract and the EQUI-VEST(SM) Express(SM) NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in your contract of the source contract carries over to the EQUI-VEST(SM) Express(SM) NQ contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreements between the carriers, and provision of cost basis information may be required to process this type of exchange.


Section 1035 exchanges are generally not available after the death of the owner.



SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

BENEFICIARY CONTINUATION OPTION

We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under the beneficiary continuation option for NQ contracts. See the discussion of the beneficiary continuation option for NQ contracts earlier in this prospectus. Among other things, the IRS rules that:

    o scheduled payments under the beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects Withdrawal Option 1 or Withdrawal Option 2;

    o scheduled payments, any additional withdrawals under With drawal Option 2, or contract surrenders under Withdrawal Option 1 will only be taxable to the beneficiary when amounts are actually paid, regardless of the Withdrawal Option selected by the beneficiary;

    o a beneficiary who irrevocably elects scheduled payments with Withdrawal Option 1 will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.

The ruling specifically does not address the taxation of any payments received by a beneficiary electing Withdrawal Option 2 (whether scheduled payments or any withdrawal that might be taken).

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas.


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INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account A. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account A. Recently, the IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.


Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account A, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account A.



INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o traditional IRAs, typically funded on a pre-tax basis, including SEP IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans.

o   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the EQUI-VEST(SM) Express(SM) contract in both traditional IRA and Roth IRA versions.


This prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts.


We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).


We have received an opinion letter from the IRS approving the respective forms of the EQUI-VEST(SM) Express(SM) traditional and Roth IRA contracts for use as a traditional IRA and a Roth IRA, respectively. We may no longer rely on the opinion letter for the Roth IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the EQUI-VEST(SM) Express(SM) traditional and Roth IRA contracts.


AXA Equitable has applied for opinion letters from the IRS to approve the respective forms of nearly identical versions of the Inherited IRA beneficiary continuation contract for use as a traditional and Roth IRA, respectively. We do not know if and when any such approval may be granted.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


You can cancel any version of the EQUI-VEST(SM) Express(SM) IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in this prospectus. You can cancel an EQUI-VEST(SM) Express(SM) Roth IRA contract issued as a result of a full or partial conversion of any EQUI-VEST(SM) Express(SM) traditional IRA contract by following the instructions in the "EQUI-VEST(SM) Roth IRA Re-Characterization Form." The form is available from our processing office or your financial professional. If you cancel a traditional IRA, or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES
(TRADITIONAL IRAS)


CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:



44  Tax information

o   "regular" contributions out of earned income or compensation; or

o   tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70-1/2 or any taxable year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is being made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed above under "Limits on contributions." That is, your fully deductible contribution can be up to $5,000, or if less, your earned income. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions.


If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.


Cost of living adjustments apply to the income limits on deductible contributions.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2008, AGI between $53,000 and $63,000 after adjustment).

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 in 2007 (for 2008, AGI between $85,000 and $105,000 after adjustment).


Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000 (for 2008, AGI between $159,000 and $169,000 after adjustment).


To determine the deductible amount of the contribution for 2008, for example, you determine AGI and subtract $53,000 if you are single, or $85,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


 ($10,000-excess AGI)   times      the maximum       equals   the adjusted
----------------------   x    regular contribution     =      deductible
 divided by $10,000            amount for the year            contribution
                                discussed above               limit


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ADDITIONAL "SAVER'S CREDIT" FOR CONTRIBUTIONS TO A TRADITIONAL IRA OR ROTH IRA


You may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $53,000 for 2008 after cost of living adjustments. The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due, including extensions, for the year for which you make the contribution. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) plan, governmental employer 457(b) plan, SIMPLE IRA, or SARSEP IRA, as well as a traditional IRA or Roth IRA.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 "catch-up" contributions. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.

ROLLOVER AND TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o   qualified plans;

o governmental employer 457(b) plans, also referred to as "governmental employer EDC plans";


o   403(b) plans; and


o   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances.


There are two ways to do rollovers:

o   Do it yourself:
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover:
    You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.


All distributions from a 403(b) plan, qualified plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:


o   "a required minimum distribution" after age 70-1/2 or retirement; or

o one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o one of a series of substantially equal periodic payments made for a specified period of 10 years or more; or

o   a hardship withdrawal; or

o   a corrective distribution which fits specified technical tax rules; or


46  Tax information

o   a loan that is treated as a distribution; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

o a qualified domestic relations order distribution to a beneficiary who is not your current or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS


Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.



ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spousal beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:


o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o   regular contributions to a traditional IRA made after you reach age 70-1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from an eligible retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R as fully taxable.


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If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" above.)


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457 plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457 plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.



Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTION.

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include enhanced death benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of receiving annuity payments.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

When you have to take the first lifetime required minimum distribution. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.


48  Tax information

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. If you do not elect one of these options, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.


SUCCESSOR OWNER AND ANNUITANT


If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, no death benefit is payable until your surviving spouse's death. The required minimum distribution rules are applied as if your surviving spouse is the contract owner.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional


                                                             Tax information  49

IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o to pay certain first-time home buyer expenses (special federal income tax definition); or

o to pay certain higher education expenses (special federal income tax definition -- there is a $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


ROTH INDIVIDUAL RETIREMENT ANNUITIES
("ROTH IRAS")

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional IRAs."

The EQUI-VEST(SM) Express(SM) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or


o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements; or


o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").


If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs. If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach age 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that your modified adjusted gross income exceeds the following amounts (indexed for cost of living adjustment):

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2008, $169,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000 (for 2008, $116,000 after adjustment).


However, you can make regular Roth IRA contributions in reduced amounts when:


o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2008, between $159,000 and $169,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2008, between $101,000 and $116,000 after adjustment).


If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

WHEN YOU CAN MAKE CONTRIBUTIONS? Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


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ROLLOVERS AND DIRECT TRANSFERS


WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You make make rollover contributions to a Roth IRA from these sources only:

o   another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or

o from non-Roth accounts under another eligible retirement plan subject to limits specified below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.



CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Beginning in 2008, amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan. You must meet AGI limits specified below.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. In the case of a traditional IRA conversion rollover for example, we are required to withhold 10% federal income tax from the amount treated as converted unless you properly elect out of such withholding. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

The following rules apply until 2010: You cannot make conversion rollover contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the conversion rollover. Modified adjusted gross income for this purpose excludes any lifetime required minimum distribution from a traditional IRA or other eligible retirement plan.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount reported as includible in certain circumstances.



RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that


                                                             Tax information  51
it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.


For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.


The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


To recharacterize a contribution you must use our forms.



WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o   Rollovers from a Roth IRA to another Roth IRA;

o   Direct transfers from a Roth IRA to another Roth IRA;

o   "Qualified distributions" from Roth IRAs; and

o   return of excess contributions or amounts recharacterized to a traditional
    IRA.


QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you are age 59-1/2 or older; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

    (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

    (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose. Presumably rollover contributions from a "designated Roth contribution account" under a 401(k) plan or a 403(b) arrangement will also be disregarded.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- within any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of


52  Tax information
    your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules in the case of any conversion in which the conversion distribution is made in 2008 and the conversion contribution is made in 2009, the conversion contribution is treated as contributed prior to other conversion contributions made in 2009.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS

Lifetime minimum distribution requirements do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o we might have to withhold and/or report on amounts we pay under a free look or cancellation.

o we are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o we are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that


                                                             Tax information  53
you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $18,720 in periodic annuity payments in 2008 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender, termination, or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


54  Tax information

8. More information


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ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.


Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account A that is available under the contract invests solely in Class IB/B shares issued by the corresponding portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5) to deregister Separate Account A under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each of its portfolios.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to its Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS
RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained through TOPS or EQAccess or from your financial professional.


The rates to maturity for new allocations as of February 15, 2008 and the related price per $100 of maturity value were as shown below.




--------------------------------------------------------------------------------
   Fixed Maturity
      Options
  with June 15th
   Maturity Date     Rate to Maturity as
        of                   of             Price Per $100 of
   Maturity Year     February 15, 2008      Maturity Value
--------------------------------------------------------------------------------
        2008              3.00% *               $ 99.02
        2009              3.00% *               $ 96.14
        2010              3.00% *               $ 93.34
        2011              3.00% *               $ 90.62
        2012              3.00% *               $ 87.98
        2013              3.20%                 $ 84.53
        2014              3.65%                 $ 79.69
        2015              4.05%                 $ 74.74
        2016              4.25%                 $ 70.68
        2017              4.45%                 $ 66.60
--------------------------------------------------------------------------------



* Since these rates to maturity are 3%, no amounts could have been allocated to these options.


                                                            More information  55

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) we determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) we determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) we determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) we determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


56  More information

ABOUT OTHER METHODS OF PAYMENT


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, TRADITIONAL IRA, AND ROTH IRA CONTRACTS


You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking or savings account, money market checking or savings account, or credit union checking or savings account and contributed as an additional contribution into an NQ, traditional IRA, or Roth IRA contract on a monthly basis. Contributions to all forms of IRAs are subject to the limitations and requirements discussed in "Tax information" earlier in this prospectus.

AIP additional contributions may be allocated to any of the variable investment options but not the fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

PAYROLL DEDUCTION PROGRAM. You can authorize your employer to remit your NQ, traditional IRA and Roth IRA contributions to us if your employer has a payroll deduction program. Those contributions are still your contributions, not your employer's.

WIRE TRANSFERS. You may also send your contributions by wire transfer from your bank.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.



BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

       - on a non-business day:
       - after 4:00 PM, Eastern Time on a business day; or
       - after an early close of regular trading on the NYSE on a business day.


o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For general dollar-cost averaging, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:


o   the election of trustees;


o   the formal approval of independent auditors selected for each Trust; or

o any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to


                                                            More information  57
our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS


The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling (800) 628-6673.



TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge if one applies.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.60% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 6.5% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 0.60% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable


58  More information
pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(SM) Express on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.



The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.


In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



                                                            More information  59

9. Incorporation of certain documents by reference

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AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2007 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference. AXA Equitable intends to send owners account statements and other such legally-required reports. AXA Equitable does not anticipate such reports will include periodic financial statements or information concerning AXA Equitable.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Please see the Registration Statement for additional information concerning the Market Value Adjustment.


The Annual Report includes the audited consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (the "AXA Equitable Financial Statements"). The AXA Equitable Financial Statements are included in the Annual Report and incorporated by reference into this prospectus in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm. The AXA Equitable Financial Statements are also included in the Annual Report and incorporated by reference into this prospectus in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firms as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.


Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company,1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).


60  Incorporation of certain documents by reference

Appendix I: QP IRA contracts

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The following provides information on the features and benefits of QP IRA contracts that are different than the features and benefits described in the prospectus for traditional IRA contracts under EQUI-VEST(SM) Express. QP IRA contracts are not available to new purchasers and this information is applicable to existing contract holders only.



------------------------------------------------------------------------------------------------------------------------------------
Features and benefits            Availability or variation
------------------------------------------------------------------------------------------------------------------------------------
Source of contributions          o Rollovers from an eligible retirement plan (a qualified plan, 403(b) plan or governmental employer Section 457(b) plan.

                                 o Rollovers from a TSA.

                                 o The QP IRA contract is intended to be a conduit IRA to be used primarily for rollover contributions from a qualified plan or TSA, although we accept regular IRA contributions. Limits are described earlier in this prospectus under "Traditional individual retirement annuities
                                   (traditional IRAs)".
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Minimum contributions            $50 each rollover amount.
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Limitations on contributions     Rollover contributions after age 70-1/2 must be net of required minimum distributions.
------------------------------------------------------------------------------------------------------------------------------------
Taxation of payments             The QP IRA is used as a conduit IRA so that amounts are not commingled. If you are
Federal income tax withholding   eligible for ten year averaging and long term capital gains treatment of distributions from a qualified plan, you may be able to preserve such treatment even though an eligible rollover from a qualified plan is temporarily rolled into a conduit IRA, such as a QP IRA, before rolling it back into a qualified plan. See your tax adviser.
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                                                Appendix I: QP IRA contracts I-1

Appendix II: Condensed financial information

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The unit values and numbers of units outstanding shown below are for contracts offered under Separate Account A with the same daily asset charge of 0.95%.



   UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                         OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

                                                                                                 For the years
                                                                                              ending December 31,
                                                                                ----------------------------------------------------
                                                                                                1999         2000
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.71     $ 105.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           34
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.02     $  94.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              25          296
------------------------------------------------------------------------------------------------------------------------------------
 AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.40     $ 108.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           10
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.71     $  96.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           33
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.53     $  94.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              21          242
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.28     $ 109.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4           26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.79     $ 147.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           63
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------


                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2001        2002         2003
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 109.26
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 102.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 104.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.76    $  88.83     $ 104.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             136         231          220
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 108.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  83.37    $  55.05     $  81.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             387         365          407
------------------------------------------------------------------------------------------------------------------------------------
 AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.71    $ 124.46     $ 125.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              68         145          145
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  73.27    $  65.24     $  87.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              48         189          208
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  70.94    $  48.38     $  59.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             305         265          237
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.07    $ 124.85     $ 128.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             113         132          129
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.52    $  87.42     $ 122.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             129         150          155
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.04    $  86.43     $ 110.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              45          98          130
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $  99.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            1
------------------------------------------------------------------------------------------------------------------------------------


                                                                                              For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2004         2005         2006
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.98     $ 129.49     $ 151.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              10           23           63
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.39     $ 108.97     $ 114.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               8           10           19
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.26     $ 113.78     $ 122.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              13           22           34
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.89     $ 117.18     $ 128.05
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             239          237          273
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.55     $ 126.32     $ 143.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              36          105          237
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  92.18     $  95.23     $ 104.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             449          456          428
------------------------------------------------------------------------------------------------------------------------------------
 AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.14     $ 127.49     $ 130.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             129          122          114
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.24     $ 116.76     $ 142.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             220          238          259
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  63.37     $  72.15     $  71.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             207          184          174
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 131.58     $ 132.94     $ 136.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             122          116          112
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 137.78     $ 152.18     $ 164.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             157          151          141
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.84     $ 129.34     $ 155.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             177          211          248
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 103.72     $ 114.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.19     $ 108.82     $ 109.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            9           12
------------------------------------------------------------------------------------------------------------------------------------


                                                                                       For the years ending
                                                                                            December 31,
                                                                                -------------------------------------
                                                                                                2007
---------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 159.02
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             111
---------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.31
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              40
---------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 128.07
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              64
---------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 134.78
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             285
---------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 150.97
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             385
---------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.01
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             407
---------------------------------------------------------------------------------------------------------------------
 AllianceBernstein Intermediate Government Securities
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 137.83
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              98
---------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 158.09
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             268
---------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  80.24
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             149
---------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 141.55
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             111
---------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 189.90
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             126
---------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 147.02
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             494
---------------------------------------------------------------------------------------------------------------------
 EQ/Ariel Appreciation II
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.79
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4
---------------------------------------------------------------------------------------------------------------------
 EQ/AXA Rosenberg Value Long/Short Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.87
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14
---------------------------------------------------------------------------------------------------------------------


II-1 Appendix II: Condensed financial information

   UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                         OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

                                                                                                For the years
                                                                                             ending December 31,
                                                                                --------------------------------------------
                                                                                               1999         2000
----------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 97.22     $ 107.68
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              5           31
----------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $106.94     $ 112.19
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            4
----------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $106.17     $  94.85
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              9           78
----------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $106.73     $  93.34
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            1
----------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 100.11
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            7
----------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
----------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
----------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
----------------------------------------------------------------------------------------------------------------------------


                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2001        2002         2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.55     $ 92.90     $ 120.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              88         131          142
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 76.53     $  97.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          97          102
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 81.77     $ 103.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 54.57     $  67.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           4            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.87     $ 81.24     $ 105.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9          59           61
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  82.52     $ 63.43     $  80.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             139         183          191
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  76.72     $ 57.74     $  79.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           6           14
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  85.86     $ 69.34     $  98.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              77         119          151
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------


                                                                                              For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2004         2005         2006
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 132.22     $ 134.83     $ 161.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             168          168          160
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.95     $ 128.39     $ 159.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             114          159          179
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.07     $ 112.58     $ 129.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           24           34
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.33     $ 114.53     $ 119.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            2            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  70.04     $  72.92     $  77.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6           10           17
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.23     $ 122.10     $ 135.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              68           66           58
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.25     $ 111.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           12           30
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  87.69     $  90.68     $ 103.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             217          220          217
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  97.59     $  99.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1           17
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  83.80     $  86.29     $  90.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              35           37           30
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.35     $ 119.43     $ 131.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             182          198          203
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 104.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 108.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 105.32     $ 117.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3           14
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.33     $ 117.10     $ 137.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           26           38
------------------------------------------------------------------------------------------------------------------------------------


                                                                                       For the years ending
                                                                                            December 31,
                                                                                ----------------------------------
                                                                                                2007
------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 161.83
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             155
------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 174.45
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             183
------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 132.81
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31
------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 132.58
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5
------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  81.04
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              20
------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 136.45
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             117
------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.52
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              44
------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  97.18
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              12
------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.46
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             217
------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.23
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              42
------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.78
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              33
------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 141.16
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             202
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.55
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              82
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.06
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5
------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  95.40
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              34
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.91
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              21
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 149.22
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              71
------------------------------------------------------------------------------------------------------------------


                               Appendix II: Condensed financial information II-2

        UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                              OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

                                                                                                  For the years ending
                                                                                                      December 31,
                                                                                ----------------------------------------------------
                                                                                               1999        2000        2001
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 92.44    $  97.78    $  90.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           6          13
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $104.63    $ 102.92    $  85.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1          12          17
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $157.69    $ 126.78    $  82.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             17         181         204
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 106.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $106.09    $ 110.49    $ 113.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1          13         105
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $101.49    $ 106.56    $ 109.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             43         139         270
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------


                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                               2002         2003         2004
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  84.22     $ 110.63     $ 124.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              5           18           38
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 107.49     $ 110.05     $ 113.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             35           76          116
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  72.36     $  90.88     $  99.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             16           17           19
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  67.01     $  81.00     $  89.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             19           22           20
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  53.87     $  69.00     $  76.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            169          150          139
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  92.86     $ 120.61     $ 132.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             33           96          130
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  96.15     $ 126.92     $ 148.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            163          168          176
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 109.60     $ 109.18     $ 108.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            279          232          174
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 104.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------


                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 144.44     $ 170.60     $ 194.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              49           53           49
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.30     $ 143.49     $ 165.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            7           20
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 114.89     $ 118.43     $ 120.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             180          215          241
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.75     $ 122.52     $ 119.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              22           23           20
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  94.90     $ 106.17     $ 109.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              16           12           12
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  83.12     $  88.74     $ 101.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             124          110          103
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.50     $ 112.70     $ 105.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           17           21
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.26     $ 101.11     $ 107.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              13           30           34
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.27     $ 123.37     $ 126.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            8           10
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.89     $ 118.20     $ 129.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            4            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.78     $ 124.48     $ 124.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              13           22           27
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 144.77     $ 156.76     $ 177.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             180          222          238
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 163.36     $ 182.01     $ 177.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             181          178          161
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.78     $ 114.65     $ 118.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             159          187          232
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.36     $ 116.94     $ 139.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            4            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 107.23     $ 107.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3           25
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.08     $ 116.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3           13
------------------------------------------------------------------------------------------------------------------------------------


II-3 Appendix II: Condensed financial information

   UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                         OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

                                                                                                For the years
                                                                                             ending December 31,
                                                                                ----------------------------------------------------
                                                                                                1999        2000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 147.71     $ 87.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1          28
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.33     $ 96.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3          28
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.34     $ 89.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4          23
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
------------------------------------------------------------------------------------------------------------------------------------


                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                               2001        2002         2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  81.88     $ 118.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           9           22
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 82.40    $  76.80     $ 118.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             35          39           45
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 71.46    $  50.34     $  68.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             33          30           36
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 107.15     $ 110.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          64           85
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  79.29     $ 100.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          10           15
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 89.40    $  85.94     $ 104.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             51          66          111
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  78.38     $ 104.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          24           40
------------------------------------------------------------------------------------------------------------------------------------


                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                                2004        2005         2006
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 111.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  99.61     $  99.05
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          32           75
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $ 100.06     $ 103.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           6           13
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 137.88    $ 142.39     $ 166.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              39          43           49
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.32    $ 114.66     $ 109.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           8            7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 107.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.33    $ 118.05     $ 133.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           5            8
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $ 104.56     $ 120.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           8           18
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 145.31    $ 191.11     $ 259.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              65          92          112
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $ 124.02     $ 134.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           10
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  76.14    $  81.60     $  84.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              37          34           33
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.30    $ 114.19     $ 117.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             112         105          107
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.78    $ 118.42     $ 123.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              23          25           29
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.29    $ 114.63     $ 124.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             137         156          156
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 121.79    $ 139.27     $ 172.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              65          72           83
------------------------------------------------------------------------------------------------------------------------------------


                                                                                       For the years ending
                                                                                             December 31,
                                                                                ----------------------------------
                                                                                               2007
------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  95.42
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1
------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 108.12
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              8
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 109.36
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             97
------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 107.48
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             21
------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 161.42
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             51
------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 115.78
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             57
------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 108.91
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             25
------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 133.75
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             11
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 115.92
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             21
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 364.95
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            118
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 162.79
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             20
------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  83.04
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            131
------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  93.73
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             29
------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 123.53
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            111
------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 133.09
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             27
------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 127.51
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            164
------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 192.51
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             77
------------------------------------------------------------------------------------------------------------------


                               Appendix II: Condensed financial information II-4

  UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                        OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

                                                                                                For the years
                                                                                             ending December 31,
                                                                                ----------------------------------------------------
                                                                                             1999    2000    2001
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Company Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  --      --      --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         --      --      --
------------------------------------------------------------------------------------------------------------------------------------


                                                                                             For the years ending December 31,
                                                                                ----------------------------------------------------
                                                                                               2002        2003         2004
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 76.73    $  97.38     $ 105.79
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             11          13           13
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 68.14    $  88.16     $  93.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             33          45           52
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 79.40    $ 103.09     $ 116.85
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             21          30           38
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 62.24    $  86.46     $  95.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             43          73           87
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 73.99    $ 103.05     $ 117.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             33          50           64
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Company Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 114.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 89.87    $ 122.28     $ 141.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             24          54           81
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 56.86    $  88.78     $  92.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              4          14           96
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------


                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.84     $ 125.82     $ 130.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14           12           12
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.17     $  98.34     $ 108.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              52           53           49
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.95     $ 146.50     $ 150.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              43           59           67
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.72     $ 111.53     $ 123.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              81           80           75
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 125.01     $ 142.07     $ 140.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              60           57           56
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Company Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.10     $ 133.29     $ 136.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14           30           44
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 147.08     $ 169.16     $ 151.05
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              95          100           87
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.75     $ 108.14     $ 126.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              85           77           73
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 108.45     $ 115.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.40     $ 116.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            3
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 110.29     $ 117.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            3
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.08     $ 118.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------


II-5 Appendix II: Condensed financial information

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2008 to a fixed maturity option with a maturity date of June 15, 2016 (eight years later) at a hypothetical rate to maturity of 7.00% (h), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2012.(a)




-------------------------------------------------------------------------------------------
                                                                Hypothetical assumed
                                                                 rate to maturity(j)
                                                                  on June 15, 2012
-------------------------------------------------------------------------------------------
                                                                      5%          9%
-------------------------------------------------------------------------------------------
As of June 15, 2012 before withdrawal
-------------------------------------------------------------------------------------------
(1) market adjusted amount(b)                                   $141,389    $121,737
-------------------------------------------------------------------------------------------
(2) fixed maturity amount(c)                                    $131,104    $131,104
-------------------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                          $ 10,285    $ (9,367)
    On June 15, 2012 after $50,000 withdrawal
-------------------------------------------------------------------------------------------
(4) portion of market value adjustment associated with the withdrawal:
    (3) x [$50,000/(1)]                                         $  3,637    $ (3,847)
-------------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal:
    $50,000 - (4)                                               $ 46,363    $ 53,847
-------------------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                        $ 91,389    $ 71,737
-------------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                            $ 84,741    $ 77,257
-------------------------------------------------------------------------------------------
(8) maturity value (d)                                          $111,099    $101,287
-------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:



 (a)      Number of days from the withdrawal date to the maturity date = D = 1,461

 (b)      Market adjusted amount is based on the following calculation:

           Maturity value                                 $171,882
          -----------------            =            ---------------------         where j is either 5% or 9%
            (1+j)(D/365)                              (1+j)(1,461/365)

 (c)      Fixed maturity amount is based on the following calculation:

           Maturity value                                 $171,882
          -----------------            =            ---------------------
            (1+h)(D/365)                             (1+0.07)(1,461/365)

 (d)      Maturity value is based on the following calculation:

          Fixed maturity amount  x  (1+h)(D/365)  =  ($84,741 or $77,257)x(1+0.07)(1,461/365)


                             Appendix III: Market value adjustment example III-1

Appendix IV: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

STATES WHERE CERTAIN EQUI-VEST(SM) EXPRESS(SM) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:


-----------------------------------------------------------------------------------------------------------------
State         Features and benefits                       Availability or variation
-----------------------------------------------------------------------------------------------------------------
California    See "Contract features and benefits"--      If you reside in the state of California
              "Your right to cancel within a certain      and you are age 60 or older at the time the
              number of days"                             contract is issued, you may return your
                                                          variable annuity contract within 30 days from
                                                          the date that you receive it and receive a
                                                          refund as described below.

                                                          If you allocate your entire initial
                                                          contribution to the EQ/Money Market option, the
                                                          amount of your refund will be equal to your
                                                          contribution less interest, unless you
                                                          make a transfer, in which case the amount
                                                          of your refund will be equal to your
                                                          account value on the date we receive your
                                                          request to cancel at our processing office.
                                                          This amount could be less than your initial
                                                          contribution. If you allocate any portion of
                                                          your initial contribution to variable
                                                          investment options (other than the EQ/Money
                                                          Market option) and/or fixed maturity
                                                          options, your refund will be equal to your
                                                          account value on the date we receive your
                                                          request to cancel at our processing office.
-----------------------------------------------------------------------------------------------------------------
New York      See "Selecting an annuity payout option"    In the second to last paragraph in this
              in "Your annuity payout option" under       section, the second line in the paragraph "(1)
              "Accessing your money"                      the amount applied to purchase the
                                                          annuity;" is deleted in its entirety and
                                                          replaced with the following:

                                                          (1) The amount applied to provide the
                                                              annuity will be: (a) the account value
                                                              for any life annuity form or (b) the
                                                              cash value for any period certain
                                                              annuity form except that, if the period
                                                              certain is more than five years, the
                                                              amount applied will be no less than 95%
                                                              of the account value.
-----------------------------------------------------------------------------------------------------------------
Puerto Rico   See "Taxation of nonqualified annuities"    There are special rules for nonqualified
              in "Tax information"                        contracts issued in Puerto Rico.
                                                          Income from NQ contracts we issue is U.S.
                                                          source. A Puerto Rico resident is subject to
                                                          U.S. taxation on such U.S. source income.
                                                          Only Puerto Rico source income of Puerto
                                                          Rico residents is excludable from U.S.
                                                          taxation. Income from NQ contracts is also
                                                          subject to Puerto Rico tax. The calculation
                                                          of the taxable portion of amounts distrib-
                                                          uted from a contract may differ in the two
                                                          jurisdictions. Therefore, you might have to
                                                          file both U.S. and Puerto Rico tax returns,
                                                          showing different amounts of income from
                                                          the contract for each tax return. Puerto
                                                          Rico generally provides a credit against
                                                          Puerto Rico tax for U.S. tax paid.
                                                          Depending on your personal situation and the
                                                          timing of the different tax liabilities, you
                                                          may not be able to take full advantage of
                                                          this credit.
-----------------------------------------------------------------------------------------------------------------
Washington    See "Fixed maturity options" in "Contract   The fixed maturity options are not
              features and benefits"                      available in contracts issued on or after
                                                          August 13, 2001 in Washington.
-----------------------------------------------------------------------------------------------------------------


IV-1 Appendix IV: State contract availability and/or variations of certain features and benefits

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            Page

Who is AXA Equitable?                                                        2
Calculation of annuity payments                                              2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                3
Calculating unit values                                                      3
Financial statements                                                         3


How to obtain an EQUI-VEST(SM) Express(SM) Statement of Additional Information for Separate Account A


Call (800) 628-6673 or send this request form to:

     EQUI-VEST(SM) Express(SM)
     Processing Office
     AXA Equitable
     P.O. Box 4956
     Syracuse, NY 13221-4956

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an EQUI-VEST(SM) Express(SM) Statement of Additional Information dated May 1, 2008.
(Combination variable and fixed deferred annuity)



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------

City                          State          Zip













                                                                           X2028

EQUI-VEST(SM) At Retirement(SM)

A combination variable and fixed deferred annuity contract



PROSPECTUS DATED MAY 1, 2008
--------------------------------------------------------------------------------

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.




WHAT IS EQUI-VEST(SM) AT RETIREMENT(SM)?

EQUI-VEST(SM) At Retirement(SM) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option or fixed maturity options ("investment options"). There is no withdrawal charge under the contract. The contract may not be currently available in all states. Certain features and benefits described in this prospectus may vary in your state; all features and benefits may not be available in all contracts or in all states. Please see Appendix V later in this prospectus for more information on state availability and/or variations of certain features and benefits.


--------------------------------------------------------------------------------
Variable investment options
--------------------------------------------------------------------------------
Fixed income
--------------------------------------------------------------------------------
o AXA Conservative Allocation(1)        o EQ/JPMorgan Core Bond
o AXA Conservative-Plus Allocation(1)   o EQ/Long Term Bond
o EQ/AllianceBernstein Intermediate     o EQ/Money Market
  Government Securities                 o EQ/PIMCO Real Return
o EQ/AllianceBernstein Quality Bond     o EQ/Short Duration Bond
o EQ/Caywood-Scholl High Yield Bond     o Multimanager Core Bond
o EQ/Evergreen International Bond       o Multimanager High Yield
o EQ/Franklin Income
--------------------------------------------------------------------------------
Domestic stocks
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)          o EQ/Lord Abbett Growth and Income
o AXA Moderate-Plus Allocation(1)       o EQ/Lord Abbett Large Cap Core
o EQ/AllianceBernstein Common Stock     o EQ/Lord Abbett Mid Cap Value
o EQ/AllianceBernstein Large Cap        o EQ/Marsico Focus
  Growth                                o EQ/Mid Cap Value PLUS(5)
o EQ/AllianceBernstein Small Cap        o EQ/Montag & Caldwell Growth
  Growth                                o EQ/Mutual Shares
o EQ/AllianceBernstein Value            o EQ/Oppenheimer Main Street
o EQ/Ariel Appreciation II(2)             Opportunity
o EQ/AXA Rosenberg Value Long/Short     o EQ/Oppenheimer Main Street
  Equity                                  Small Cap
o EQ/BlackRock Basic Value Equity       o EQ/Small Company Index
o EQ/Boston Advisors Equity Income      o EQ/T. Rowe Price Growth Stock
o EQ/Calvert Socially Responsible       o EQ/Templeton Growth
o EQ/Capital Guardian Growth            o EQ/UBS Growth and Income
o EQ/Capital Guardian Research          o EQ/Van Kampen Comstock
o EQ/Davis New York Venture             o EQ/Van Kampen Mid Cap Growth
o EQ/Equity 500 Index                   o EQ/Van Kampen Real Estate
o EQ/Evergreen Omega                    o Multimanager Aggressive Equity
o EQ/FI Mid Cap                         o Multimanager Health Care
o EQ/Franklin Small Cap Value           o Multimanager Large Cap Core Equity
o EQ/Franklin Templeton Founding        o Multimanager Large Cap Growth
  Strategy                              o Multimanager Large Cap Value
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Mid Cap Growth
o EQ/GAMCO Small Company Value          o Multimanager Mid Cap Value
o EQ/JPMorgan Value Opportunities       o Multimanager Small Cap Growth
o EQ/Large Cap Core PLUS(3)             o Multimanager Small Cap Value
o EQ/Large Cap Growth PLUS(4)           o Multimanager Technology
o EQ/Legg Mason Value Equity
--------------------------------------------------------------------------------
International stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International    o EQ/Oppenheimer Global
o EQ/BlackRock International Value      o EQ/Van Kampen Emerging Markets
o EQ/International Core PLUS(6)           Equity
o EQ/International Growth               o Multimanager International Equity
--------------------------------------------------------------------------------
Balanced/hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation(1)



(1)  The AXA Allocation portfolios


(2)  Not available for TSA contracts.

(3)  Formerly named "MarketPLUS Large Cap Core."

(4)  Formerly named "MarketPLUS Large Cap Growth."

(5)  Formerly named "MarketPLUS Mid Cap Value."

(6)  Formerly named "MarketPLUS International Core."

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio of either the AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.



You may also allocate amounts to the guaranteed interest option and the fixed maturity options, which are discussed later in this prospectus. If you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option and the permitted variable investment options.


TYPES OF CONTRACTS. For existing EQUI-VEST(SM) contract owners, we offer the EQUI-VEST(SM) At Retirement(SM) contract for use as:

o    A nonqualified annuity ("NQ") for after-tax contributions only.

o    An individual retirement annuity ("IRA"), either traditional IRA or Roth
     IRA.

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") (contract must continue to be part of a 403(b) plan).


In order to purchase an EQUI-VEST(SM) At Retirement(SM) contract, your initial contribution must be at least $50,000 and must come from the transfer of the cash value of an EQUI-VEST(SM) series variable annuity contract that you currently own under which withdrawal charges no longer apply. The eligible EQUI-VEST(SM) contract types are traditional IRA (including our product designated QP IRA), Roth IRA, NQ, TSA (contract must continue to be part of a 403(b) plan) and the same type of IRA and NQ offered in EQUI-VEST(SM) Express(SM). The transfer of cash value will constitute a termination of that particular EQUI-VEST(SM) contract. You cannot purchase an EQUI-VEST(SM) At Retirement(SM) contract if a rollover or direct transfer contribution into your eligible EQUI-VEST(SM) contract has occurred within two EQUI-VEST(SM) contract years before your purchase of an EQUI-VEST(SM) At Retirement(SM) contract. Additionally, you must be age 55 or older (subject to maximum issue age limitations) and, for TSA contracts, no longer employed by the employer who provided the funds for the purchase of your EQUI-VEST(SM) contract. However, the contract must continue to be part of a 403(b) plan. We also intend to offer direct rollovers to IRAs for TSA contracts in 2008.

The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                        X02041/EQUI-VEST(SM) At Retirement(SM)

On the cover page under "Types of contracts," the following paragraph has been added as the last paragraph on the cover page and should be applied throughout the prospectus:


Subject to certain conditions and contribution limitations as described in the above paragraphs, additional EQUI-VEST(SM) traditional IRA contract types may be eligible for replacement with this contract. The additional eligible EQUI-VEST(SM) contract types are:

Employer-funded traditional individual retirement annuities ("IRAs"):

o    A simplified employee pension plan ("SEP") sponsored by an employer.

o SEPs funded by salary reduction arrangements ("SARSEPs") for plans established by employers before January 1, 1997.

o    SIMPLE IRAs funded by employee salary reduction and employer contributions.


--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution is transferred from your EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) contract. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
--------------------------------------------------------------------------------

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2008, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling (800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

Contents of this prospectus

--------------------------------------------------------------------

EQUI-VEST(SM) AT RETIREMENT(SM)
--------------------------------------------------------------------------------
Index of key words and phrases                                                 5

Who is AXA Equitable?                                                          6
How to reach us                                                                7
EQUI-VEST(SM) At Retirement(SM) at a glance -- key features                    9


--------------------------------------------------------------------------------
FEE TABLE                                                                     11
--------------------------------------------------------------------------------
Example                                                                       14
Condensed financial information                                               17



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                             18
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                          18
Owner and annuitant requirements                                              19
How you can make your contributions                                           19
What are your investment options under the contract?                          19
Portfolios of the Trusts                                                      20
Allocating your contributions                                                 26
Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                   26
Annuity purchase factors                                                      27
Guaranteed minimum income benefit option ("GMIB")                             27
Guaranteed minimum death benefit                                              29
Guaranteed withdrawal benefit for life ("GWBL")                               30
Your right to cancel within a certain number of days                          33



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                          35
--------------------------------------------------------------------------------
Your account value and cash value                                             35
Your contract's value in the variable investment options                      35
Your contract's value in the guaranteed interest option                       35
Your contract's value in the fixed maturity options                           35
Insufficient account value                                                    35


----------------------
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.


                                                  Contents of this prospectus  3

--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                           36
--------------------------------------------------------------------------------
Transferring your account value                                               36
Disruptive transfer activity                                                  36
Dollar cost averaging                                                         37
Rebalancing your account value                                                38



--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                       39
--------------------------------------------------------------------------------
Withdrawing your account value                                                39
How withdrawals are taken from your account value                             40
How withdrawals affect your Guaranteed minimum
     income benefit and Guaranteed minimum death benefit                      41
How withdrawals affect your GWBL and GWBL Guaranteed
     minimum death benefit                                                    41
Withdrawals treated as surrenders                                             41
Loans under TSA contracts                                                     42
Surrendering your contract to receive its cash value                          42
When to expect payments                                                       42
Your annuity payout options                                                   42



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                       45
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                            45
Charges that the Trusts deduct                                                46
Group or sponsored arrangements                                               46
Other distribution arrangements                                               47



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                   48
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                       48
Beneficiary continuation option                                               49



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                            52
--------------------------------------------------------------------------------
Overview                                                                      52
Buying a contract to fund a retirement arrangement                            52
Transfers among investment options                                            52
Taxation of nonqualified annuities                                            52
Individual retirement arrangements (IRAs)                                     54

Roth individual retirement annuities (Roth IRAs)                              57

Tax-sheltered annuity contracts (TSAs)                                        59
Federal and state income tax withholding and
     information reporting                                                    62
Impact of taxes to AXA Equitable                                              63



--------------------------------------------------------------------------------
8. MORE INFORMATION                                                           64
--------------------------------------------------------------------------------
About Separate Account A                                                      64
About the Trusts                                                              64
About our fixed maturity options                                              64
About the general account                                                     65
Dates and prices at which contract events occur                               65
About your voting rights                                                      66
About legal proceedings                                                       67
Financial statements                                                          67
Transfers of ownership, collateral assignments, loans
     and borrowing                                                            67
Distribution of the contracts                                                 67



--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                            69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I   -- Condensed Financial Information                                       A-1

II  -- Market value adjustment example                                       B-1
III -- Enhanced death benefit example                                        C-1
IV  -- Hypothetical illustrations                                            D-1
V   -- State contract availability and/or variations of certain
           features and benefits                                             E-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of this prospectus

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.





                                                                 Page in
   Term                                                       Prospectus
   6% Roll-Up to age 85                                               26
   account value                                                      35
   administrative charge                                              45
   annual administrative charge                                       45
   Annual Ratchet to age 85 enhanced death benefit                    27
   annuitant                                                          18
   annuitization                                                      42
   annuity maturity date                                              44
   annuity payout options                                             42
   annuity purchase factors                                           27
   beneficiary                                                        48
   Beneficiary continuation option ("BCO")                            49
   business day                                                       66
   cash value                                                         35
   charges for state premium and other applicable taxes               46
   contract date                                                       2
   contract date anniversary                                           2
   contract year                                                       2
   contributions to Roth IRAs                                         57
     regular contributions                                            57
     conversion contributions                                         57
   contributions to traditional IRAs                                  54
     regular contributions                                            54
   disruptive transfer activity                                       36
   distribution charge                                                45
   EQAccess                                                            7
   ERISA                                                              47
   Fixed-dollar option                                                37
   fixed maturity options                                             25
   free look                                                          33
   general account                                                    65
   general dollar cost averaging                                      37
   guaranteed interest option                                         25
   Guaranteed minimum death benefit                                   29
   Guaranteed minimum death benefit/guaranteed minimum
     income benefit roll-up benefit base reset option                 27
   Guaranteed minimum income benefit                                  28
   Guaranteed minimum income benefit charge                           45
   Guaranteed minimum income benefit "no lapse guarantee"             28
   Guaranteed withdrawal benefit for life                              9
   Guaranteed withdrawal benefit for life charge                      46
   IRA                                                             cover
   IRS                                                                52
   investment options                                              cover
   Investment Simplifier                                              37
   Lifetime minimum distribution withdrawals                          40
   loans under TSA                                                    42
   lump sum withdrawals                                               39
   market adjusted amount                                             25
   market timing                                                      36
   maturity dates                                                     44
   market value adjustment                                            25
   maturity value                                                     25
   Mortality and expense risks charge                                 45
   NQ                                                              cover
   partial withdrawals                                                39
   permitted variable investment options                              19
   portfolio                                                       cover
   processing office                                                   7
   rate to maturity                                                   25
   Rebalancing                                                        38
   Roth IRA                                                        cover
   SAI                                                             cover
   SEC                                                             cover
   self-directed allocation                                           26
   Separate Account A                                                 64
   Spousal continuation                                               48
   Standard death benefit                                             26
   Systematic withdrawals                                             39
   TOPS                                                                7
   Trusts                                                             64
   traditional IRA                                                 cover
   TSA                                                             cover
   unit                                                               35
   variable investment options                                        19


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract. Your financial professional can provide further explanation about your contract or supplemental materials.



--------------------------------------------------------------------------------
Prospectus                  Contract or Supplemental Materials
--------------------------------------------------------------------------------
   account value            Annuity Account Value
   unit                     Accumulation Unit
   GWBL benefit base        Guaranteed withdrawal benefit for life benefit base
   GWBL Excess withdrawal   Guaranteed withdrawal benefit for life Excess
                            withdrawal

                                                Index of key words and phrases 5

Who is AXA Equitable?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



6 Who is AXA Equitable?

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



--------------------------------------------------------------------------------
FOR ALL COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956



--------------------------------------------------------------------------------
FOR ALL COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(SM) Processing Office
100 Madison Street
Suite 1000
Syracuse, NY 13202



--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o    written confirmation of financial transactions;

o quarterly statements of your contract values at the close of each calendar quarter, and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the benefit base reset option.



--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND EQACCESS SYSTEMS:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o    your current account value;

o    your current allocation percentages;

o    the number of units you have in the variable investment options;

o    rates to maturity for the fixed maturity options;

o    the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option (not available for transfers to fixed maturity options);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only);

Under TOPS only you can:

o    elect investment simplifier.

Under EQAccess only you can:

o    elect to receive certain contract statements electronically;

o    change your address; and

o    access Frequently Asked Questions and Service Forms


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll-free (800) 755-7777. You may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).



--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------

You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. until 7:00 p.m., and on Friday until 5:00 p.m., Eastern time.


Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you via the TDD.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  election of dollar cost averaging programs;

(2)  election of the rebalancing program;

                                                        Who is AXA Equitable?  7

(3)  requests for loans under TSA contracts;

(4)  election of required minimum distribution automatic withdrawal option;

(5)  requests for withdrawals or surrenders;

(6) requests for withdrawals or surrenders of contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)  tax withholding;

(8)  election of the beneficiary continuation option;

(9)  exercise of the Guaranteed minimum income benefit;

(10) requests to reset your Roll-Up benefit base (for contracts that have both the Guaranteed minimum income benefit and the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit);

(11) requests to opt out of or back into the annual ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(12) death claims;


(13) change in ownership (NQ only);

(14) requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL"); and;

(15) direct transfers..



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1)  address changes;


(2)  beneficiary changes; and

(3)  transfers between investment options.



TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  general dollar cost averaging (including the investment simplifier);

(2)  rebalancing;

(3)  systematic withdrawals; and

(4)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.


8  Who is AXA Equitable?

EQUI-VEST(SM) At Retirement(SM) at a glance -- key features

--------------------------------------------------------------------------------



Professional investment   EQUI-VEST(SM) At Retirement(SM)'s variable investment options invest in
management                different portfolios sub-advised by professional investment advisers.
----------------------------------------------------------------------------------------------------------
Fixed maturity options    o Fixed maturity options with maturities ranging from approximately
                            1 to 10 years (subject to availability).

                          o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                          --------------------------------------------------------------------------------
                          If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. If you withdraw or transfer only a portion of the amount in a fixed maturity option, this may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment also applies.

----------------------------------------------------------------------------------------------------------
Guaranteed interest       o Principal and interest guarantees.
option
                          o Interest rates set periodically.
----------------------------------------------------------------------------------------------------------
Tax considerations        o No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.

                          o  No tax on transfers among investment options inside the contract.
                          --------------------------------------------------------------------------------
                          If you are purchasing an annuity contract as an Individual Retirement
                          Annuity (IRA), or tax sheltered annuity (TSA) you should be aware that such contracts do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for tax-qualified arrangements.
                          Before purchasing one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these contracts compared with any other investment that you may use in connection with your retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
----------------------------------------------------------------------------------------------------------
Guaranteed minimum        The Guaranteed minimum income benefit ("GMIB") provides income protection
income benefit            for you during your life once you elect to annuitize the contract.
----------------------------------------------------------------------------------------------------------
Guaranteed withdrawal     The Guaranteed withdrawal benefit for life option ("GWBL"), guarantees that
benefit for life          you can take withdrawals of up to a maximum amount each contract year (your
                          "Guaranteed annual withdrawal amount") beginning at age 55. Withdrawals are taken  from your account value and continue during your lifetime even if your account value falls to zero (unless it is caused by a withdrawal that exceeds your Guaranteed  annual withdrawal amount).
----------------------------------------------------------------------------------------------------------
Contribution amounts      o Your initial contribution must be from the transfer of the cash value of an EQUI-VEST (SM) or EQUI-VEST(SM) Express(SM) contract that you currently own, under which withdrawal charges no longer apply, to an EQUI-VEST(SM) At
                            Retirement(SM) contract of the same type, for example, traditional IRA to traditional IRA, NQ to NQ.

                            Initial minimum:               $50,000
                          --------------------------------------------------------------------------------

                          o There is no minimum dollar amount on subsequent contributions but subsequent contributions must also be a transfer of the total cash value of an
                            EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) contract that you currently own, under which withdrawal charges no longer apply, to an EQUI-VEST(SM) At
                            Retirement(SM) contract of the same type, for example, traditional IRA to traditional IRA, NQ to NQ. We also intend to offer direct rollovers to IRAs for TSA contracts in 2008.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------


                   EQUI-VEST(SM) At Retirement(SM) at a glance -- key features 9

Access to your money      o Partial withdrawals

                          o Several withdrawal options on a periodic basis

                          o Loans under TSA contracts (not available for contracts with GWBL)

                          o Contract surrender

                          o Maximum payment plan (only under contracts with GWBL)

                          o Customized payment plan (only under contracts with GWBL)

                          You may incur income tax and a tax penalty. Certain withdrawals will diminish the value of optional benefits.
----------------------------------------------------------------------------------------------------------
Payout options            o Fixed annuity payout options

                          o Variable Immediate Annuity payout options (described in a separate prospectus for that option)

                          o Income Manager(SM) payout options (described in a separate prospectus for that option)
----------------------------------------------------------------------------------------------------------
Additional features       o Guaranteed minimum death benefit options

                          o Dollar cost averaging

                          o Account value rebalancing (quarterly, semiannually and annually)

                          o Free transfers

                          o Spousal continuation

                          o Beneficiary continuation option

                          o Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset

                          o  Guaranteed minimum income benefit no lapse guarantee
----------------------------------------------------------------------------------------------------------
Fees and charges          Please see "Fee table" later in  this section for complete details.
----------------------------------------------------------------------------------------------------------
Owner and annuitant       55-85
issue ages
----------------------------------------------------------------------------------------------------------

The above is not a complete description of all material provisions of the contract. In some cases, restrictions or exceptions apply. Also, all features of the contract are not necessarily available in your state or at certain ages. Please see Appendix V later in this prospectus for more information on state availability and/or variations of certain features and benefits.


For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional or call us, if you have questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.



OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. While you may not be able to make a direct exchange of your EQUI-VEST(SM) contract value into these other contracts, they may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some selling broker-dealers may limit their clients from purchasing optional benefits based upon the client's age.


10 EQUI-VEST(SM) At Retirement(SM) at a glance -- key features

Fee table


--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay when buying and owning the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus. No sales charges are imposed at time of purchase, withdrawal or surrender of the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may apply.

The first table describes fees and expenses that you will pay if you purchase a Variable Immediate Annuity payout option. Charges for certain features shown in the fee table are mutually exclusive.



----------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
----------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a variable payout option upon annuitization (which
is described in a separate prospectus for that option)                                       $ 350
----------------------------------------------------------------------------------------------------------------------------------
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
----------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value on each contract date anniversary
----------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge                                                         $   0

There is no annual administrative charge applicable to your EQUI-VEST(SM) At
Retirement(SM)contract.
----------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual  percentage of daily net assets
----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense risks                                                                  0.80%
Administrative                                                                               0.30%
Distribution                                                                                 0.20%
                                                                                             -----
Total Separate Account Annual expenses                                                       1.30%
----------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value each year for the optional benefit that you elect
----------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum death benefit charge (calculated as a percentage of the applicable benefit base. Deducted annually(1) on each contract date anniversary for which the benefit is in effect):
   o Standard death benefit (available only with the Guaranteed
     minimum income benefit)                                                                 0.00%
   o GWBL Standard death benefit                                                             0.00%

   o Annual Ratchet to age 85                                                                0.25% of the Annual Ratchet to age
                                                                                             85 benefit base
   o Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85                             0.60% of the greater of 6% Roll-Up
                                                                                             to age 85 benefit base or the
                                                                                             Annual Ratchet to age 85 benefit
                                                                                             base, as applicable
   o GWBL Enhanced death benefit                                                             0.30% of the GWBL Enhanced death
                                                                                             benefit base
----------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum income benefit charge (calculated as a percentage of the applicable benefit base. Deducted annually(1) on each contract date anniversary for which the
benefit is in effect.)                                                                       0.65%
----------------------------------------------------------------------------------------------------------------------------------
Guaranteed withdrawal benefit for life benefit charge(1) (calculated                         0.60% for the Single Life option
as a percentage of the GWBL benefit base. Deducted annually on each                          0.75% for the Joint Life option
contract date anniversary.)

If your GWBL benefit base ratchets, we reserve the right to increase                         0.75% for the Single Life option
your charge up to:                                                                           0.90% for the Joint Life option

Please see "Guaranteed withdrawal benefit for life" in "Contract features and benefits"
for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," later in this prospectus.
----------------------------------------------------------------------------------------------------------------------------------
Net loan interest charge -- TSA contracts only (calculated and deducted                      2.00%(2)
daily as a percentage of the outstanding loan amount)
----------------------------------------------------------------------------------------------------------------------------------


                                                                    Fee table 11

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.



Portfolio operating expenses expressed as an annual           Lowest     Highest
percentage of daily net assets Total Annual Portfolio         ------     -------
Operating Expenses for 2007 (expenses that are deducted       0.63%      3.56%
from Portfolio assets including management fees, 12b-1
fees, service fees, and/or other expenses)(3)




This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.



---------------------------------------------------------------------------------------------
                                                         Manage-
                                                          ment       12b-1      Other
Portfolio Name                                           Fees(4)    Fees(5)   expenses(6)
---------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.10%      0.25%     0.17%
AXA Conservative Allocation                               0.10%      0.25%     0.21%
AXA Conservative-Plus Allocation                          0.10%      0.25%     0.19%
AXA Moderate Allocation                                   0.10%      0.25%     0.17%
AXA Moderate-Plus Allocation                              0.10%      0.25%     0.17%
Multimanager Aggressive Equity                            0.60%      0.25%     0.19%
Multimanager Core Bond                                    0.58%      0.25%     0.18%
Multimanager Health Care                                  1.20%      0.25%     0.23%
Multimanager High Yield                                   0.57%      0.25%     0.19%
Multimanager International Equity                         1.00%      0.25%     0.23%
Multimanager Large Cap Core Equity                        0.89%      0.25%     0.21%
Multimanager Large Cap Growth                             0.90%      0.25%     0.22%
Multimanager Large Cap Value                              0.87%      0.25%     0.20%
Multimanager Mid Cap Growth                               1.10%      0.25%     0.20%
Multimanager Mid Cap Value                                1.09%      0.25%     0.20%
Multimanager Small Cap Growth                             1.05%      0.25%     0.27%
Multimanager Small Cap Value                              1.03%      0.25%     0.18%
Multimanager Technology                                   1.20%      0.25%     0.22%
---------------------------------------------------------------------------------------------
EQ Advisors Trust:
---------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         0.47%      0.25%     0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%      0.25%     0.13%
EQ/AllianceBernstein International                        0.71%      0.25%     0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%      0.25%     0.13%
EQ/AllianceBernstein Quality Bond                         0.50%      0.25%     0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%      0.25%     0.13%
EQ/AllianceBernstein Value                                0.59%      0.25%     0.12%
EQ/Ariel Appreciation II                                  0.75%      0.25%     0.26%
EQ/AXA Rosenberg Value Long/Short Equity                  1.40%      0.25%     1.91%
EQ/BlackRock Basic Value Equity                           0.55%      0.25%     0.13%
EQ/BlackRock International Value                          0.81%      0.25%     0.19%
EQ/Boston Advisors Equity Income                          0.75%      0.25%     0.14%
EQ/Calvert Socially Responsible                           0.65%      0.25%     0.23%
EQ/Capital Guardian Growth                                0.65%      0.25%     0.14%
EQ/Capital Guardian Research                              0.63%      0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%      0.25%     0.16%
EQ/Davis New York Venture                                 0.85%      0.25%     0.18%
EQ/Equity 500 Index                                       0.25%      0.25%     0.13%
EQ/Evergreen International Bond                           0.70%      0.25%     0.17%
EQ/Evergreen Omega                                        0.65%      0.25%     0.25%
EQ/FI Mid Cap                                             0.68%      0.25%     0.13%
EQ/Franklin Income                                        0.90%      0.25%     0.15%
EQ/Franklin Small Cap Value                               0.90%      0.25%     0.18%
---------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                         Total
                                                        Acquired         Annual       Fee
                                                        Fund Fees       Expenses    Waivers     Net Annual
                                                          and           (Before      and/or       Expenses
                                                        Expenses        Expense     Expense       (After
                                                      (Underlying       Limita-    Reimburse-     Expense
Portfolio Name                                        Portfolios)(7)     tions)      ments(8)   Limitations)
-----------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
-----------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.92%            1.44%      (0.17)%      1.27%
AXA Conservative Allocation                               0.69%            1.25%      (0.21)%      1.04%
AXA Conservative-Plus Allocation                          0.76%            1.30%      (0.19)%      1.11%
AXA Moderate Allocation                                   0.82%            1.34%      (0.17)%      1.17%
AXA Moderate-Plus Allocation                              0.86%            1.38%      (0.17)%      1.21%
Multimanager Aggressive Equity                              --             1.04%         --        1.04%
Multimanager Core Bond                                      --             1.01%      (0.01)%      1.00%
Multimanager Health Care                                    --             1.68%       0.00%       1.68%
Multimanager High Yield                                     --             1.01%         --        1.01%
Multimanager International Equity                           --             1.48%       0.00%       1.48%
Multimanager Large Cap Core Equity                          --             1.35%       0.00%       1.35%
Multimanager Large Cap Growth                               --             1.37%      (0.02)%      1.35%
Multimanager Large Cap Value                                --             1.32%       0.00%       1.32%
Multimanager Mid Cap Growth                                 --             1.55%       0.00%       1.55%
Multimanager Mid Cap Value                                  --             1.54%       0.00%       1.54%
Multimanager Small Cap Growth                               --             1.57%      (0.02)%      1.55%
Multimanager Small Cap Value                                --             1.46%       0.00%       1.46%
Multimanager Technology                                   0.01%            1.68%       0.00%       1.68%
-----------------------------------------------------------------------------------------------------------------
EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           --             0.85%         --        0.85%
EQ/AllianceBernstein Intermediate Government Securities     --             0.88%         --        0.88%
EQ/AllianceBernstein International                          --             1.14%      (0.04)%      1.10%
EQ/AllianceBernstein Large Cap Growth                       --             1.28%      (0.23)%      1.05%
EQ/AllianceBernstein Quality Bond                           --             0.89%         --        0.89%
EQ/AllianceBernstein Small Cap Growth                       --             1.12%         --        1.12%
EQ/AllianceBernstein Value                                  --             0.96%      (0.01)%      0.95%
EQ/Ariel Appreciation II                                    --             1.26%      (0.11)%      1.15%
EQ/AXA Rosenberg Value Long/Short Equity                    --             3.56%       0.00%       3.56%
EQ/BlackRock Basic Value Equity                             --             0.93%       0.00%       0.93%
EQ/BlackRock International Value                            --             1.25%       0.00%       1.25%
EQ/Boston Advisors Equity Income                            --             1.14%      (0.09)%      1.05%
EQ/Calvert Socially Responsible                             --             1.13%      (0.08)%      1.05%
EQ/Capital Guardian Growth                                0.01%            1.05%      (0.09)%      0.96%
EQ/Capital Guardian Research                                --             1.01%      (0.06)%      0.95%
EQ/Caywood-Scholl High Yield Bond                           --             1.01%      (0.01)%      1.00%
EQ/Davis New York Venture                                   --             1.28%       0.00%       1.28%
EQ/Equity 500 Index                                         --             0.63%         --        0.63%
EQ/Evergreen International Bond                             --             1.12%       0.00%       1.12%
EQ/Evergreen Omega                                          --             1.15%       0.00%       1.15%
EQ/FI Mid Cap                                               --             1.06%      (0.06)%      1.00%
EQ/Franklin Income                                          --             1.30%       0.00%       1.30%
EQ/Franklin Small Cap Value                                 --             1.33%      (0.03)%      1.30%
-----------------------------------------------------------------------------------------------------------------


12 Fee table

---------------------------------------------------------------------------------------------
                                                         Manage-
                                                          ment       12b-1        Other
Portfolio Name                                           Fees(4)    Fees(5)     expenses(6)
---------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy                   0.05%      0.25%        0.22%
EQ/GAMCO Mergers and Acquisitions                         0.90%      0.25%        0.19%
EQ/GAMCO Small Company Value                              0.76%      0.25%        0.12%
EQ/International Core PLUS                                0.60%      0.25%        0.30%
EQ/International Growth                                   0.85%      0.25%        0.27%
EQ/JPMorgan Core Bond                                     0.43%      0.25%        0.13%
EQ/JPMorgan Value Opportunities                           0.60%      0.25%        0.14%
EQ/Large Cap Core PLUS                                    0.50%      0.25%        0.25%
EQ/Large Cap Growth PLUS                                  0.50%      0.25%        0.24%
EQ/Legg Mason Value Equity                                0.65%      0.25%        0.17%
EQ/Long Term Bond                                         0.40%      0.25%        0.13%
EQ/Lord Abbett Growth and Income                          0.65%      0.25%        0.16%
EQ/Lord Abbett Large Cap Core                             0.65%      0.25%        0.21%
EQ/Lord Abbett Mid Cap Value                              0.70%      0.25%        0.15%
EQ/Marsico Focus                                          0.85%      0.25%        0.13%
EQ/Mid Cap Value PLUS                                     0.55%      0.25%        0.24%
EQ/Money Market                                           0.32%      0.25%        0.13%
EQ/Montag & Caldwell Growth                               0.75%      0.25%        0.15%
EQ/Mutual Shares                                          0.90%      0.25%        0.21%
EQ/Oppenheimer Global                                     0.95%      0.25%        0.51%
EQ/Oppenheimer Main Street Opportunity                    0.85%      0.25%        0.45%
EQ/Oppenheimer Main Street Small Cap                      0.90%      0.25%        0.48%
EQ/PIMCO Real Return                                      0.55%      0.25%        0.14%
EQ/Short Duration Bond                                    0.43%      0.25%        0.15%
EQ/Small Company Index                                    0.25%      0.25%        0.14%
EQ/T. Rowe Price Growth Stock                             0.79%      0.25%        0.14%
EQ/Templeton Growth                                       0.95%      0.25%        0.20%
EQ/UBS Growth and Income                                  0.75%      0.25%        0.16%
EQ/Van Kampen Comstock                                    0.65%      0.25%        0.15%
EQ/Van Kampen Emerging Markets Equity                     1.11%      0.25%        0.28%
EQ/Van Kampen Mid Cap Growth                              0.70%      0.25%        0.15%
EQ/Van Kampen Real Estate                                 0.90%      0.25%        0.21%
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                             Total
                                              Acquired       Annual        Fee
                                             Fund Fees      Expenses      Waivers      Net Annual
                                               and          (Before        and/or        Expenses
                                             Expenses       Expense       Expense        (After
                                            (Underlying     Limita-      Reimburse-      Expense
Portfolio Name                             Portfolios)(7)    tions)       ments(8)     Limitations)
---------------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy       1.05%          1.57%        (0.12)%        1.45%(9)
EQ/GAMCO Mergers and Acquisitions               --           1.34%         0.00%         1.34%
EQ/GAMCO Small Company Value                    --           1.13%         0.00%         1.13%
EQ/International Core PLUS                    0.04%          1.19%        (0.05)%        1.14%
EQ/International Growth                         --           1.37%         0.00%         1.37%
EQ/JPMorgan Core Bond                           --           0.81%         0.00%         0.81%
EQ/JPMorgan Value Opportunities                 --           0.99%        (0.04)%        0.95%
EQ/Large Cap Core PLUS                        0.02%          1.02%        (0.05)%        0.97%
EQ/Large Cap Growth PLUS                      0.02%          1.01%        (0.04)%        0.97%
EQ/Legg Mason Value Equity                      --           1.07%        (0.07)%        1.00%
EQ/Long Term Bond                               --           0.78%         0.00%         0.78%
EQ/Lord Abbett Growth and Income                --           1.06%        (0.06)%        1.00%
EQ/Lord Abbett Large Cap Core                   --           1.11%        (0.11)%        1.00%
EQ/Lord Abbett Mid Cap Value                    --           1.10%        (0.05)%        1.05%
EQ/Marsico Focus                                --           1.23%        (0.08)%        1.15%
EQ/Mid Cap Value PLUS                         0.02%          1.06%        (0.04)%        1.02%
EQ/Money Market                                 --           0.70%           --          0.70%
EQ/Montag & Caldwell Growth                     --           1.15%         0.00%         1.15%
EQ/Mutual Shares                                --           1.36%        (0.06)%        1.30%
EQ/Oppenheimer Global                         0.01%          1.72%        (0.36)%        1.36%
EQ/Oppenheimer Main Street Opportunity        0.01%          1.56%        (0.25)%        1.31%
EQ/Oppenheimer Main Street Small Cap          0.01%          1.64%        (0.33)%        1.31%
EQ/PIMCO Real Return                            --           0.94%        (0.04)%        0.90%
EQ/Short Duration Bond                          --           0.83%         0.00%         0.83%
EQ/Small Company Index                          --           0.64%         0.00%         0.64%
EQ/T. Rowe Price Growth Stock                   --           1.18%        (0.03)%        1.15%
EQ/Templeton Growth                             --           1.40%        (0.05)%        1.35%
EQ/UBS Growth and Income                        --           1.16%        (0.11)%        1.05%
EQ/Van Kampen Comstock                          --           1.05%        (0.05)%        1.00%
EQ/Van Kampen Emerging Markets Equity           --           1.64%         0.00%         1.64%
EQ/Van Kampen Mid Cap Growth                    --           1.10%        (0.05)%        1.05%
EQ/Van Kampen Real Estate                       --           1.36%        (0.10)%        1.26%
---------------------------------------------------------------------------------------------------



Notes:


(1) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that contract year.

(2) We charge interest on loans under TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under TSA contracts" later in this prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(3) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(4) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (8) for any expense limitation agreement infor mation.

(5) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the contract.


(6) Other expenses shown are those incurred in 2007 or are estimated for the current fiscal period. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreement information.

(7) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(8) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



                                                                    Fee table 13

-------------------------------------------------
Portfolio Name:
-------------------------------------------------
Multimanager Aggressive Equity          0.97%
-------------------------------------------------
Multimanager Health Care                1.67%
-------------------------------------------------
Multimanager Large Cap Core Equity      1.34%
-------------------------------------------------
Multimanager Large Cap Growth           1.29%
-------------------------------------------------
Multimanager Large Cap Value            1.26%
-------------------------------------------------
Multimanager Mid Cap Growth             1.52%
-------------------------------------------------
Multimanager Mid Cap Value              1.53%
-------------------------------------------------
Multimanager Small Cap Growth           1.35%
-------------------------------------------------
Multimanager Small Cap Value            1.45%
-------------------------------------------------
Multimanager Technology                 1.67%
-------------------------------------------------
EQ/AllianceBernstein Common Stock       0.84%
-------------------------------------------------
EQ/AllianceBernstein Large Cap Growth   1.03%
-------------------------------------------------
EQ/AllianceBernstein Small Cap Growth   1.11%
-------------------------------------------------
EQ/AllianceBernstein Value              0.87%
-------------------------------------------------
EQ/Ariel Appreciation II                1.09%
-------------------------------------------------
EQ/BlackRock Basic Value Equity         0.92%
-------------------------------------------------
EQ/Davis New York Venture               1.25%
-------------------------------------------------
EQ/Evergreen Omega                      1.12%
-------------------------------------------------
EQ/GAMCO Mergers and Acquisitions       1.33%
-------------------------------------------------
EQ/GAMCO Small Company Value            1.10%
-------------------------------------------------
EQ/International Core PLUS              1.05%
-------------------------------------------------
EQ/Large Cap Core PLUS                  0.83%
-------------------------------------------------
EQ/Large Cap Growth PLUS                0.82%
-------------------------------------------------
EQ/Legg Mason Value Equity              0.97%
-------------------------------------------------
EQ/Lord Abbett Growth and Income        0.98%
-------------------------------------------------
EQ/Lord Abbett Large Cap Core           0.99%
-------------------------------------------------
EQ/Lord Abbett Mid Cap Value            1.04%
-------------------------------------------------
EQ/Mid Cap Value PLUS                   0.81%
-------------------------------------------------
EQ/Montag & Caldwell Growth             1.13%
-------------------------------------------------
EQ/T. Rowe Price Growth Stock           0.87%
-------------------------------------------------
EQ/UBS Growth and Income                1.04%
-------------------------------------------------
EQ/Van Kampen Comstock                  0.99%
-------------------------------------------------
EQ/Van Kampen Mid Cap Growth            1.04%
-------------------------------------------------



(9) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and administration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 along with the Guaranteed minimum income benefit) would pay in the situations illustrated.


The fixed maturity options and guaranteed interest option are not covered by the example. However, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options and guaranteed interest option. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.


The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



14 Fee table

-----------------------------------------------------------------------------------------------------------------
                                                            If you annuitize at the end of the applicable time
                                                                                  period
-----------------------------------------------------------------------------------------------------------------
                                                          1 year      3 years        5 years        10 years
-----------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                   N/A     $ 1,642.00     $ 2,556.00     $ 5,051.00
AXA Conservative Allocation                                 N/A     $ 1,583.00     $ 2,461.00     $ 4,872.00
AXA Conservative-Plus Allocation                            N/A     $ 1,598.00     $ 2,486.00     $ 4,920.00
AXA Moderate Allocation                                     N/A     $ 1,611.00     $ 2,506.00     $ 4,957.00
AXA Moderate-Plus Allocation                                N/A     $ 1,623.00     $ 2,526.00     $ 4,995.00
Multimanager Aggressive Equity                              N/A     $ 1,518.00     $ 2,354.00     $ 4,670.00
Multimanager Core Bond                                      N/A     $ 1,508.00     $ 2,339.00     $ 4,641.00
Multimanager Health Care                                    N/A     $ 1,715.00     $ 2,676.00     $ 5,272.00
Multimanager High Yield                                     N/A     $ 1,508.00     $ 2,339.00     $ 4,641.00
Multimanager International Equity                           N/A     $ 1,654.00     $ 2,577.00     $ 5,088.00
Multimanager Large Cap Core Equity                          N/A     $ 1,614.00     $ 2,511.00     $ 4,967.00
Multimanager Large Cap Growth                               N/A     $ 1,620.00     $ 2,521.00     $ 4,986.00
Multimanager Large Cap Value                                N/A     $ 1,605.00     $ 2,496.00     $ 4,939.00
Multimanager Mid Cap Growth                                 N/A     $ 1,676.00     $ 2,612.00     $ 5,153.00
Multimanager Mid Cap Value                                  N/A     $ 1,672.00     $ 2,607.00     $ 5,144.00
Multimanager Small Cap Growth                               N/A     $ 1,682.00     $ 2,622.00     $ 5,171.00
Multimanager Small Cap Value                                N/A     $ 1,648.00     $ 2,567.00     $ 5,070.00
Multimanager Technology                                     N/A     $ 1,715.00     $ 2,676.00     $ 5,272.00
-----------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           N/A     $ 1,459.00     $ 2,257.00     $ 4,484.00
EQ/AllianceBernstein Intermediate Government Securities     N/A     $ 1,468.00     $ 2,272.00     $ 4,514.00
EQ/AllianceBernstein International                          N/A     $ 1,549.00     $ 2,405.00     $ 4,767.00
EQ/AllianceBernstein Large Cap Growth                       N/A     $ 1,592.00     $ 2,476.00     $ 4,901.00
EQ/AllianceBernstein Quality Bond                           N/A     $ 1,471.00     $ 2,277.00     $ 4,523.00
EQ/AllianceBernstein Small Cap Growth                       N/A     $ 1,543.00     $ 2,395.00     $ 4,748.00
EQ/AllianceBernstein Value                                  N/A     $ 1,493.00     $ 2,313.00     $ 4,592.00
EQ/Ariel Appreciation II                                    N/A     $ 1,586.00     $ 2,466.00     $ 4,882.00
EQ/AXA Rosenberg Value Long/Short Equity                    N/A     $ 2,280.00     $ 3,571.00     $ 6,818.00
EQ/BlackRock Basic Value Equity                             N/A     $ 1,484.00     $ 2,298.00     $ 4,563.00
EQ/BlackRock International Value                            N/A     $ 1,583.00     $ 2,461.00     $ 4,872.00
EQ/Boston Advisors Equity Income                            N/A     $ 1,549.00     $ 2,405.00     $ 4,767.00
EQ/Calvert Socially Responsible                             N/A     $ 1,546.00     $ 2,400.00     $ 4,758.00
EQ/Capital Guardian Growth                                  N/A     $ 1,521.00     $ 2,359.00     $ 4,680.00
EQ/Capital Guardian Research                                N/A     $ 1,508.00     $ 2,339.00     $ 4,641.00
EQ/Caywood-Scholl High Yield Bond                           N/A     $ 1,508.00     $ 2,339.00     $ 4,641.00
EQ/Davis New York Venture                                   N/A     $ 1,592.00     $ 2,476.00     $ 4,901.00
EQ/Equity 500 Index                                         N/A     $ 1,390.00     $ 2,143.00     $ 4,263.00
EQ/Evergreen International Bond                             N/A     $ 1,543.00     $ 2,395.00     $ 4,748.00
EQ/Evergreen Omega                                          N/A     $ 1,552.00     $ 2,410.00     $ 4,777.00
EQ/FI Mid Cap                                               N/A     $ 1,524.00     $ 2,364.00     $ 4,690.00
EQ/Franklin Income                                          N/A     $ 1,598.00     $ 2,486.00     $ 4,920.00
EQ/Franklin Small Cap Value                                 N/A     $ 1,608.00     $ 2,501.00     $ 4,948.00
EQ/Franklin Templeton Founding Strategy                     N/A     $ 1,682.00     $ 2,622.00     $ 5,171.00
EQ/GAMCO Mergers and Acquisitions                           N/A     $ 1,611.00     $ 2,506.00     $ 4,957.00
EQ/GAMCO Small Company Value                                N/A     $ 1,546.00     $ 2,400.00     $ 4,758.00
EQ/International Core PLUS                                  N/A     $ 1,564.00     $ 2,430.00     $ 4,815.00
EQ/International Growth                                     N/A     $ 1,620.00     $ 2,521.00     $ 4,986.00
EQ/JPMorgan Core Bond                                       N/A     $ 1,446.00     $ 2,236.00     $ 4,444.00
EQ/JPMorgan Value Opportunities                             N/A     $ 1,502.00     $ 2,329.00     $ 4,622.00
EQ/Large Cap Core PLUS                                      N/A     $ 1,512.00     $ 2,344.00     $ 4,651.00
EQ/Large Cap Growth PLUS                                    N/A     $ 1,508.00     $ 2,339.00     $ 4,641.00
EQ/Legg Mason Value Equity                                  N/A     $ 1,527.00     $ 2,369.00     $ 4,700.00
EQ/Long Term Bond                                           N/A     $ 1,437.00     $ 2,221.00     $ 4,414.00
EQ/Lord Abbett Growth and Income                            N/A     $ 1,524.00     $ 2,364.00     $ 4,690.00
EQ/Lord Abbett Large Cap Core                               N/A     $ 1,540.00     $ 2,390.00     $ 4,738.00
EQ/Lord Abbett Mid Cap Value                                N/A     $ 1,536.00     $ 2,385.00     $ 4,729.00
EQ/Marsico Focus                                            N/A     $ 1,577.00     $ 2,451.00     $ 4,853.00
EQ/Mid Cap Value PLUS                                       N/A     $ 1,524.00     $ 2,364.00     $ 4,690.00
EQ/Money Market                                             N/A     $ 1,412.00     $ 2,179.00     $ 4,334.00


-----------------------------------------------------------------------------------------------------------------
                                                             If you surrender or do not surrender your contract
                                                                  at the end of the applicable time period
-----------------------------------------------------------------------------------------------------------------
                                                           1 year       3 years        5 years        10 years
-----------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 $ 420.00     $ 1,292.00     $ 2,206.00     $ 4,701.00
AXA Conservative Allocation                               $ 400.00     $ 1,233.00     $ 2,111.00     $ 4,522.00
AXA Conservative-Plus Allocation                          $ 405.00     $ 1,248.00     $ 2,136.00     $ 4,570.00
AXA Moderate Allocation                                   $ 410.00     $ 1,261.00     $ 2,156.00     $ 4,607.00
AXA Moderate-Plus Allocation                              $ 414.00     $ 1,273.00     $ 2,176.00     $ 4,645.00
Multimanager Aggressive Equity                            $ 378.00     $ 1,168.00     $ 2,004.00     $ 4,320.00
Multimanager Core Bond                                    $ 375.00     $ 1,158.00     $ 1,989.00     $ 4,291.00
Multimanager Health Care                                  $ 445.00     $ 1,365.00     $ 2,326.00     $ 4,922.00
Multimanager High Yield                                   $ 375.00     $ 1,158.00     $ 1,989.00     $ 4,291.00
Multimanager International Equity                         $ 424.00     $ 1,304.00     $ 2,227.00     $ 4,738.00
Multimanager Large Cap Core Equity                        $ 411.00     $ 1,264.00     $ 2,161.00     $ 4,617.00
Multimanager Large Cap Growth                             $ 413.00     $ 1,270.00     $ 2,171.00     $ 4,636.00
Multimanager Large Cap Value                              $ 408.00     $ 1,255.00     $ 2,146.00     $ 4,589.00
Multimanager Mid Cap Growth                               $ 432.00     $ 1,326.00     $ 2,262.00     $ 4,803.00
Multimanager Mid Cap Value                                $ 431.00     $ 1,322.00     $ 2,257.00     $ 4,794.00
Multimanager Small Cap Growth                             $ 434.00     $ 1,332.00     $ 2,272.00     $ 4,821.00
Multimanager Small Cap Value                              $ 422.00     $ 1,298.00     $ 2,217.00     $ 4,720.00
Multimanager Technology                                   $ 445.00     $ 1,365.00     $ 2,326.00     $ 4,922.00
-----------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         $ 358.00     $ 1,109.00     $ 1,907.00     $ 4,134.00
EQ/AllianceBernstein Intermediate Government Securities   $ 361.00     $ 1,118.00     $ 1,922.00     $ 4,164.00
EQ/AllianceBernstein International                        $ 389.00     $ 1,199.00     $ 2,055.00     $ 4,417.00
EQ/AllianceBernstein Large Cap Growth                     $ 403.00     $ 1,242.00     $ 2,126.00     $ 4,551.00
EQ/AllianceBernstein Quality Bond                         $ 362.00     $ 1,121.00     $ 1,927.00     $ 4,173.00
EQ/AllianceBernstein Small Cap Growth                     $ 387.00     $ 1,193.00     $ 2,045.00     $ 4,398.00
EQ/AllianceBernstein Value                                $ 370.00     $ 1,143.00     $ 1,963.00     $ 4,242.00
EQ/Ariel Appreciation II                                  $ 401.00     $ 1,236.00     $ 2,116.00     $ 4,532.00
EQ/AXA Rosenberg Value Long/Short Equity                  $ 643.00     $ 1,930.00     $ 3,221.00     $ 6,468.00
EQ/BlackRock Basic Value Equity                           $ 367.00     $ 1,134.00     $ 1,948.00     $ 4,213.00
EQ/BlackRock International Value                          $ 400.00     $ 1,233.00     $ 2,111.00     $ 4,522.00
EQ/Boston Advisors Equity Income                          $ 389.00     $ 1,199.00     $ 2,055.00     $ 4,417.00
EQ/Calvert Socially Responsible                           $ 388.00     $ 1,196.00     $ 2,050.00     $ 4,408.00
EQ/Capital Guardian Growth                                $ 379.00     $ 1,171.00     $ 2,009.00     $ 4,330.00
EQ/Capital Guardian Research                              $ 375.00     $ 1,158.00     $ 1,989.00     $ 4,291.00
EQ/Caywood-Scholl High Yield Bond                         $ 375.00     $ 1,158.00     $ 1,989.00     $ 4,291.00
EQ/Davis New York Venture                                 $ 403.00     $ 1,242.00     $ 2,126.00     $ 4,551.00
EQ/Equity 500 Index                                       $ 335.00     $ 1,040.00     $ 1,793.00     $ 3,913.00
EQ/Evergreen International Bond                           $ 387.00     $ 1,193.00     $ 2,045.00     $ 4,398.00
EQ/Evergreen Omega                                        $ 390.00     $ 1,202.00     $ 2,060.00     $ 4,427.00
EQ/FI Mid Cap                                             $ 380.00     $ 1,174.00     $ 2,014.00     $ 4,340.00
EQ/Franklin Income                                        $ 405.00     $ 1,248.00     $ 2,136.00     $ 4,570.00
EQ/Franklin Small Cap Value                               $ 409.00     $ 1,258.00     $ 2,151.00     $ 4,598.00
EQ/Franklin Templeton Founding Strategy                   $ 434.00     $ 1,332.00     $ 2,272.00     $ 4,821.00
EQ/GAMCO Mergers and Acquisitions                         $ 410.00     $ 1,261.00     $ 2,156.00     $ 4,607.00
EQ/GAMCO Small Company Value                              $ 388.00     $ 1,196.00     $ 2,050.00     $ 4,408.00
EQ/International Core PLUS                                $ 394.00     $ 1,214.00     $ 2,080.00     $ 4,465.00
EQ/International Growth                                   $ 413.00     $ 1,270.00     $ 2,171.00     $ 4,636.00
EQ/JPMorgan Core Bond                                     $ 354.00     $ 1,096.00     $ 1,886.00     $ 4,094.00
EQ/JPMorgan Value Opportunities                           $ 373.00     $ 1,152.00     $ 1,979.00     $ 4,272.00
EQ/Large Cap Core PLUS                                    $ 376.00     $ 1,162.00     $ 1,994.00     $ 4,301.00
EQ/Large Cap Growth PLUS                                  $ 375.00     $ 1,158.00     $ 1,989.00     $ 4,291.00
EQ/Legg Mason Value Equity                                $ 381.00     $ 1,177.00     $ 2,019.00     $ 4,350.00
EQ/Long Term Bond                                         $ 351.00     $ 1,087.00     $ 1,871.00     $ 4,064.00
EQ/Lord Abbett Growth and Income                          $ 380.00     $ 1,174.00     $ 2,014.00     $ 4,340.00
EQ/Lord Abbett Large Cap Core                             $ 386.00     $ 1,190.00     $ 2,040.00     $ 4,388.00
EQ/Lord Abbett Mid Cap Value                              $ 384.00     $ 1,186.00     $ 2,035.00     $ 4,379.00
EQ/Marsico Focus                                          $ 398.00     $ 1,227.00     $ 2,101.00     $ 4,503.00
EQ/Mid Cap Value PLUS                                     $ 380.00     $ 1,174.00     $ 2,014.00     $ 4,340.00
EQ/Money Market                                           $ 342.00     $ 1,062.00     $ 1,829.00     $ 3,984.00
-----------------------------------------------------------------------------------------------------------------


                                                                    Fee table 15

----------------------------------------------------------------------------------------------------
                                           If you annuitize at the end of the applicable time
                                                                 period
----------------------------------------------------------------------------------------------------
                                         1 year      3 years        5 years        10 years
----------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                N/A     $ 1,552.00     $ 2,410.00     $ 4,777.00
EQ/Mutual Shares                           N/A     $ 1,617.00     $ 2,516.00     $ 4,976.00
EQ/Oppenheimer Global                      N/A     $ 1,728.00     $ 2,696.00     $ 5,308.00
EQ/Oppenheimer Main Street Opportunity     N/A     $ 1,679.00     $ 2,617.00     $ 5,162.00
EQ/Oppenheimer Main Street Small Cap       N/A     $ 1,703.00     $ 2,656.00     $ 5,236.00
EQ/PIMCO Real Return                       N/A     $ 1,487.00     $ 2,303.00     $ 4,573.00
EQ/Short Duration Bond                     N/A     $ 1,452.00     $ 2,246.00     $ 4,464.00
EQ/Small Company Index                     N/A     $ 1,393.00     $ 2,148.00     $ 4,273.00
EQ/T. Rowe Price Growth Stock              N/A     $ 1,561.00     $ 2,425.00     $ 4,806.00
EQ/Templeton Growth                        N/A     $ 1,629.00     $ 2,536.00     $ 5,014.00
EQ/UBS Growth and Income                   N/A     $ 1,555.00     $ 2,415.00     $ 4,786.00
EQ/Van Kampen Comstock                     N/A     $ 1,521.00     $ 2,359.00     $ 4,680.00
EQ/Van Kampen Emerging Markets Equity      N/A     $ 1,703.00     $ 2,656.00     $ 5,236.00
EQ/Van Kampen Mid Cap Growth               N/A     $ 1,536.00     $ 2,385.00     $ 4,729.00
EQ/Van Kampen Real Estate                  N/A     $ 1,617.00     $ 2,516.00     $ 4,976.00


----------------------------------------------------------------------------------------------------
                                            If you surrender or do not surrender your contract
                                                 at the end of the applicable time period
----------------------------------------------------------------------------------------------------
                                          1 year       3 years        5 years        10 years
----------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth              $ 390.00     $ 1,202.00     $ 2,060.00     $ 4,427.00
EQ/Mutual Shares                         $ 412.00     $ 1,267.00     $ 2,166.00     $ 4,626.00
EQ/Oppenheimer Global                    $ 450.00     $ 1,378.00     $ 2,346.00     $ 4,958.00
EQ/Oppenheimer Main Street Opportunity   $ 433.00     $ 1,329.00     $ 2,267.00     $ 4,812.00
EQ/Oppenheimer Main Street Small Cap     $ 441.00     $ 1,353.00     $ 2,306.00     $ 4,886.00
EQ/PIMCO Real Return                     $ 368.00     $ 1,137.00     $ 1,953.00     $ 4,223.00
EQ/Short Duration Bond                   $ 356.00     $ 1,102.00     $ 1,896.00     $ 4,114.00
EQ/Small Company Index                   $ 336.00     $ 1,043.00     $ 1,798.00     $ 3,923.00
EQ/T. Rowe Price Growth Stock            $ 393.00     $ 1,211.00     $ 2,075.00     $ 4,456.00
EQ/Templeton Growth                      $ 416.00     $ 1,279.00     $ 2,186.00     $ 4,664.00
EQ/UBS Growth and Income                 $ 391.00     $ 1,205.00     $ 2,065.00     $ 4,436.00
EQ/Van Kampen Comstock                   $ 379.00     $ 1,171.00     $ 2,009.00     $ 4,330.00
EQ/Van Kampen Emerging Markets Equity    $ 441.00     $ 1,353.00     $ 2,306.00     $ 4,886.00
EQ/Van Kampen Mid Cap Growth             $ 384.00     $ 1,186.00     $ 2,035.00     $ 4,379.00
EQ/Van Kampen Real Estate                $ 412.00     $ 1,267.00     $ 2,166.00     $ 4,626.00
----------------------------------------------------------------------------------------------------






16 Fee table

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus, for the unit values and number of units outstanding as of the periods shown for each of the variable investment options, available as of December 31, 2007.



                                                                    Fee table 17

1. Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." Your initial contribution must be from the transfer of the cash value of an EQUI-VEST(SM) traditional IRA, Roth IRA, NQ or TSA or the same IRA and NQ contract types offered in EQUI-VEST(SM) Express that you currently own under which withdrawal charges no longer apply. The contract that you purchase must be the same type of contract (for example, an NQ contract to an NQ contract; or a Roth IRA contract to a Roth IRA contract) except for a SEP, SARSEP or SIMPLE IRA for which an IRA contract will be purchased. We also intend to offer direct rollovers to IRAs for TSA contracts in 2008. We require a minimum initial contribution of $50,000 for you to purchase a contract. Any subsequent contributions must also be a transfer of the total cash value of an EQUI-VEST(SM) traditional IRA, Roth IRA, NQ, or TSA or the same IRA and NQ contract types offered in EQUI-VEST(SM) Express that you own to a contract of the same type (under which withdrawal charges no longer apply). Subsequent contributions may be made up to age 86*. Ongoing contributions are not permitted. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.


Maximum contribution limitations may apply.

In order to purchase an EQUI-VEST(SM) At Retirement(SM) contract, you must select at least one of the optional benefits available under EQUI-VEST(SM) At Retirement(SM). However, the standard death benefit can only be elected if GMIB is elected.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The annuitant is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
             Available
Contract    for owner and
type        annuitant ages    Source of contributions
------------------------------------------------------------------------------------------------------------------------------
NQ**        55 through 85    Transfer from an existing EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) NQ contract
------------------------------------------------------------------------------------------------------------------------------
IRA         55 through 85    Transfer from an existing EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) IRA (including QP IRA), SEP,
                             SARSEP or SIMPLE IRA contract
------------------------------------------------------------------------------------------------------------------------------
Roth IRA    55 through 85    Transfer from an existing EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) Roth IRA contract
------------------------------------------------------------------------------------------------------------------------------
TSA***      55 through 85    Transfer from an existing EQUI-VEST(SM) TSA contract (employer or plan approval required. Con-
                             tract must continue to be part of a 403(b) plan)
------------------------------------------------------------------------------------------------------------------------------



* See "Guaranteed withdrawal benefit for life ("GWBL")" later in this prospectus for a discussion of limits on subsequent contributions when you elect that benefit.

** For NQ, both Owner(s) and Annuitant must meet issue age requirements. If there are more than 2 owners on the existing EQUI-VEST(SM) contract, a change of owner form must be completed so that there are only 2 owners before the transfer to an EQUI-VEST(SM) At Retirement(SM) contract is requested. Joint owners are available for NQ contracts only.

*** The following applies only to TSA contracts: EQUI-VEST(SM) At Retirement(SM) is not available if you have made designated Roth contributions to your original EQUI-VEST(SM) contract. Also, due to federal tax law changes, we intend to amend our procedures to permit funds from an EQUI-VEST(SM) TSA contract which would qualify to be transferred to an EQUI-VEST(SM) At Retirement(SM) TSA (or which were transferred to EQUI-VEST(SM) At Retirement(SM) TSA), to be directly rolled over to an EQUI-VEST(SM) At Retirement(SM) IRA instead. This would apply in situations where the EQUI-VEST(SM) At Retirement(SM) TSA would not continue to be part of a 403(b) plan. See the discussion under "Tax information" later in this prospectus.



For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this prospectus.


18 Contract features and benefits

OWNER AND ANNUITANT REQUIREMENTS

Under all IRA and TSA contracts, the owner and annuitant must be the same individual. Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability corporations to be owners. We also reserve the right to prohibit availability of this contract to other non-natural owners. For NQ contracts, we limit ownership to two joint owners. Only natural persons can be joint owners.

For the Spousal continuation feature to apply, the spouses must either be joint owners or for Single life contracts, the surviving spouse must be the sole primary beneficiary. If your EQUI-VEST(SM) NQ contract has a spousal joint owner, upon transfer to the EQUI-VEST(SM) At Retirement(SM) contract such joint owner will automatically become the successor owner under the EQUI-VEST(SM) At Retirement(SM) contract. If there is a successor owner named on your EQUI-VEST(SM) NQ contract, it will not automatically carry over to the EQUI-VEST(SM) At Retirement(SM) contract because successor owner (without rights) will not be available.


The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules.


Certain benefits under your contract, as described later in this prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. If GWBL is elected, the term owner is intended to be references to annuitant if the contract has a non-natural owner.



HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as indicated for TSA contracts below, contributions to your EQUI-VEST(SM) at Retirement(SM) contract can only be made through a direct transfer from an EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) contract that you own to the same type of contract. That is, a traditional IRA must be transferred to a traditional IRA; a Roth IRA must be transferred to a Roth IRA; an NQ contract must be exchanged for another NQ contract with the same owner(s) and annuitant. In the case of a SEP, SARSEP or SIMPLE IRA, a traditional IRA will be purchased.

The following applies only to TSA contracts: EQUI-VEST(SM) At Retirement(SM) is not available if you have made designated Roth contributions to your original EQUI-VEST(SM) contract. A direct TSA to TSA contract transfer (whether a contract exchange under the same 403(b) plan or a 403(b) plan to another 403(b) plan direct transfer) may still be made from an EQUI-VEST(SM) TSA contract, but only with employer or plan approval and only if the contract continues to be part of a 403(b) plan. Also, due to federal tax law changes, we intend to amend our procedures to permit funds from an EQUI-VEST(SM) TSA contract which would qualify to be transferred to an EQUI-VEST(SM) At Retirement(SM) TSA (or which were transferred to EQUI-VEST(SM) At Retirement(SM) TSA), to be directly rolled over to an EQUI-VEST(SM) At Retirement(SM) IRA instead. This would apply in situations where the EQUI-VEST(SM) At Retirement(SM) TSA would not continue to be part of a 403(b) plan. See the discussion under "Tax information" later in this prospectus.


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option and the fixed maturity options. If you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option, the AXA Allocation portfolios and the EQ/Franklin Templeton Founding Strategy portfolio ("permitted variable investment options"). Certain investment options may not be available in all states. See Appendix V.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.


                                              Contract features and benefits  19

PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.



------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                    Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a         o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.   o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,   o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Long-term growth of capital.                               o AllianceBernstein L.P.
 EQUITY
                                                                                         o ClearBridge Advisors, LLC

                                                                                         o Legg Mason Capital Management, Inc.

                                                                                         o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital       o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.
                                                                                         o Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.                               o Invesco Aim Capital Management, Inc.

                                                                                         o RCM Capital Management LLC

                                                                                         o Wellington Management Company, LLP

------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current         o Pacific Investment Management Company LLC
                              income and capital appreciation.
                                                                                         o Post Advisory Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.                               o AllianceBernstein L.P.
 EQUITY
                                                                                         o JPMorgan Investment Management Inc.

                                                                                         o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


20 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                 Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  Objective                                             applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                           o AllianceBernstein L.P.
 CORE EQUITY
                                                                                      o Janus Capital Management LLC

                                                                                      o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                           o RCM Capital Management LLC
 GROWTH
                                                                                      o TCW Investment Management Company

                                                                                      o T. Rowe Price Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                           o AllianceBernstein L.P.
 VALUE
                                                                                      o Institutional Capital LLC

                                                                                      o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP           Long-term growth of capital.                           o AllianceBernstein L.P.
 GROWTH
                                                                                      o Franklin Advisers, Inc.

                                                                                      o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     Long-term growth of capital.                           o AXA Rosenberg Investment Management LLC

                                                                                      o TCW Investment Management Company

                                                                                      o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.                           o Eagle Asset Management, Inc.
 GROWTH
                                                                                      o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.                           o Franklin Advisory Services, LLC
 VALUE
                                                                                      o Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        Long-term growth of capital.                           o Firsthand Capital Management, Inc.

                                                                                      o RCM Capital Management LLC

                                                                                      o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  Objective                                             applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-      Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 MON STOCK
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve high current income consistent with   o AllianceBernstein L.P.
 MEDIATE GOVERNMENT            relative stability of principal.
 SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 NATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   Seeks to achieve high current income consistent with   o AllianceBernstein L.P.
 BOND                          moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks to achieve capital appreciation.                 o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II       Seeks to achieve long-term capital appreciation.       o Ariel Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 21

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 Objective                                              applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE        Seeks to increase value through bull markets and bear   o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY            markets using strategies that are designed to limit
                              exposure to general equity market risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE      Seeks to achieve capital appreciation and secondarily,  o BlackRock Investment Management, LLC
 EQUITY                       income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL    Seeks to provide current income and long-term growth of o BlackRock Investment Management
 VALUE                        income, accompanied by growth of capital.                 International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY     Seeks to achieve a combination of growth and income to  o Boston Advisors, LLC
 INCOME                       achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY           Seeks to achieve long-term capital appreciation.        o Calvert Asset Management Company, Inc.
 RESPONSIBLE
                                                                                      o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH    Seeks to achieve long-term growth of capital.           o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN           Seeks to achieve long-term growth of capital.           o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH        Seeks to maximize current income.                       o Caywood-Scholl Capital Management
 YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE     Seeks to achieve long-term growth of capital.           o Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX           Seeks to achieve a total return before expenses that    o AllianceBernstein L.P.
                              approximates the total return performance of the S&P
                              500 Index, including reinvestment of dividends, at a
                              risk level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL    Seeks to achieve capital growth and current income.     o Evergreen Investment Management Company, LLC
 BOND
                                                                                      o First International Advisors, LLC (dba
                                                                                        "Evergreen International")
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA            Seeks to achieve long-term capital growth.              o Evergreen Investment Management Company, LLC

------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                 Seeks to achieve long-term growth of capital.           o Fidelity Management & Research Company

------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN INCOME            Seeks to maximize income while maintaining prospects    o Franklin Advisers, Inc.
                              for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE   Seeks to achieve long-term total return.                o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON         Primarily seeks capital appreciation and secondarily    o AXA Equitable
 FOUNDING STRATEGY            seeks income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND          Seeks to achieve capital appreciation.                  o GAMCO Asset Management Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY        Seeks to maximize capital appreciation.                 o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS    Seeks to achieve long-term growth of capital.           o AXA Equitable

                                                                                      o Mellon Capital Management Corporation

                                                                                      o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH       Seeks to achieve capital appreciation.                  o MFS Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


22 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  Objective                                             applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          Seeks to provide a high total return consistent with   o JPMorgan Investment Management Inc.
                               moderate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              Seeks to achieve long-term capital appreciation.       o JPMorgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         Seeks to achieve long-term growth of capital with a    o AXA Equitable
                               secondary objective to seek reasonable current income.
                               For purposes of this Portfolio, the words "reasonable  o Institutional Capital LLC current income" mean moderate income.
                                                                                      o Mellon Capital Management Corporation
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth              o AXA Equitable

                                                                                      o Marsico Capital Management, LLC

                                                                                      o Mellon Capital Management Corporation
------------------------------------------------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     Seeks to achieve long-term growth of capital.          o Legg Mason Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation      o BlackRock Financial Management, Inc.
                               through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of    o Lord, Abbett & Co. LLC
 INCOME                        income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Seeks to achieve capital appreciation and growth of    o Lord, Abbett & Co. LLC
 CORE                          income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.                 o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks to achieve long-term growth of capital.          o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation.       o AXA Equitable

                                                                                      o Mellon Capital Management Corporation

                                                                                      o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income,        o The Dreyfus Corporation
                               preseve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                 o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL SHARES               Seeks to achieve capital appreciation, which may       o Franklin Mutual Advisers, LLC
                               occasionally be short-term, and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          Seeks to achieve capital appreciation.                 o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve long-term capital appreciation.       o OppenheimerFunds, Inc.
 OPPORTUNITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve capital appreciation.                 o OppenheimerFunds, Inc.
 SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks to achieve maximum real return consistent with   o Pacific Investment Management Company,  LLC
                               preservation of real capital and prudent investment
                               management.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         Seeks to achieve current income with reduced           o BlackRock Financial Management, Inc.
                               volatility of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before      o AllianceBernstein L.P.
                               the deduction of Portfolio expenses) the total return
                               of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 23

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name               Objective                                                applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH     Seeks to achieve long-term capital appreciation and       o T. Rowe Price Associates, Inc.
 STOCK                      secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH         Seeks to achieve long-term capital growth.                o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME    Seeks to achieve total return through capital             o UBS Global Asset Management (Americas) Inc.
                            appreciation with income as a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK      Seeks to achieve capital growth and income.               o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING      Seeks to achieve long-term capital appreciation.          o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP       Seeks to achieve capital growth.                          o Morgan Stanley Investment Management Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE   Seeks to provide above average current income and long-   o Morgan Stanley Investment Management Inc.
                            term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------



You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the portfolios. The prospectuses should be read carefully before investing.



24 Contract features and benefits

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.


We assign an interest rate each month to amounts allocated to the guaranteed interest option. This rate is guaranteed for a specified period.


We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)  the minimum interest rate guaranteed over the life of the contract,

(2)  the yearly guaranteed interest rate for the calendar year, and

(3)  the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but do not reflect the deduction of any optional benefit charges.


See Appendix V later in this prospectus for state availability.

Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2008 is 2.75%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this prospectus for restrictions on transfers to and from the guaranteed interest option.


FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15 for maturity years ranging from one through ten. Not all of these fixed maturity options will be available for annuitant ages 76 and above. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o    the rate to maturity is 3%; or

o    the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b)  withdraw the maturity value.


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 15, 2008, the next available maturity date was June 15, 2013 (see "About our fixed maturity options" in "More Information," later in this prospectus). We may change our procedures in the future.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and


                                              Contract features and benefits  25
does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)  the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II at the end of this prospectus provides an example of how the market value adjustment is calculated.


ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more, or all, of the variable investment options, guaranteed interest option and fixed maturity options (subject to restrictions in certain states--see Appendix V later in this prospectus for state variations). Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. If an owner or annuitant is age 76 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Only one amount may be allocated to any one fixed maturity option. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL Enhanced death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section. The standard death benefit can only be selected with GMIB. Any of the enhanced death benefits can be selected by themselves or with GMIB.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

o    your initial contribution and any subsequent contributions to the contract;
     less

o a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.


6% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

o    your initial contribution and any subsequent contributions to the contract;
     plus

o    daily roll-up; less

o a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this prospectus.

The effective annual roll-up rate credited to this benefit base is:

o 6% with respect to the variable investment options (other than EQ/AllianceBernstein Intermediate Government Securities, EQ/Money Market, and EQ/Short Duration Bond); the effective annual rate may be 4% in some states. Please see Appendix V later in this prospectus to see what applies in your state; and

o 3% with respect to the EQ/AllianceBernstein Intermediate Government Securities, EQ/Money Market, and EQ/Short Duration Bond, the fixed maturity options, the guaranteed interest option and the loan reserve account under TSA (if applicable).


26  Contract features and benefits

The benefit base stops rolling up after the contract anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. For contracts with non-natural owners, the benefit base stops rolling up after the contract anniversary following the annuitant's 85th birthday.

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, AND THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any subsequent contributions),

                                       or

o your highest account value on any contract anniversary up to the contract anniversary following the owner's (or older joint owner's, if applicable) 85th birthday, plus any contributions made since the most recent ratchet occurred, less

o a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

For contracts with non-natural owners, the last contract anniversary a ratchet could occur is based on the annuitant's age.

GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or on any later contract date anniversary until age
75. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset for five years. If after your death your spouse continues this contract, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is owner (or older joint owner, if applicable) age 75. For contracts with non-natural owners, reset eligibility is based on the annuitant's age.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset; you may not exercise until the tenth contract date anniversary following the date of the reset. See "Guaranteed minimum income benefit option--Exercise rules" below for more information regarding the 10 year waiting period. Please note that resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, although there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this prospectus. Also, owners of IRA and TSA contracts whose lifetime required minimum distributions must begin before the end of the new exercise waiting period should consider carefully before resetting their rollup benefit base. If the required minimum distributions exceed 6% of the reset benefit base, they would cause a pro rata reduction in the benefit base. On the other hand, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions actually exceed the 6% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

The Roll-Up benefit base for both the Greater of enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.


ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed in "Guaranteed minimum income benefit option" below and annuity payout options are discussed in "Accessing your money" later in this prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. Your contract specifies different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options but we will always use the guaranteed purchase factors to determine your periodic payments under the Guaranteed minimum income benefit.


GUARANTEED MINIMUM INCOME BENEFIT OPTION ("GMIB")

The Guaranteed minimum income benefit is available if the owner is age 55 through 75 at the time the contract is issued. If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.


                                              Contract features and benefits  27

If you elect the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If the owner was older than age 60 at the time an IRA or TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age as follows:

--------------------------------------
           Level payments
--------------------------------------
                     Period certain
                          years
                   -------------------
      Owner's
  age at exercise       IRAs        NQ
--------------------------------------
  75 and younger         10         10
        76                9         10
        77                8         10
        78                7         10
        79                7         10
        80                7         10
        81                7         9
        82                7         8
        83                7         7
        84                6         6
        85                5         5
--------------------------------------------------------------------------------
We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base at guaranteed annuity purchase factors, or (ii) the income provided by applying your account value at our then current annuity purchase factors. For TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. The payments will be less than 1/12 or 1/4 of the annual payments, respectively, due to the effect of interest compounding. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except, as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

o If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

o If your aggregate withdrawals during any contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year) or in the first contract year, all contributions received in the first 90 days;


28  Contract features and benefits

o    Upon the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our RMD Automatic withdrawal option, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6% of your Roll-Up benefit base.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this prospectus, assuming no additional contributions, withdrawals or loans under TSA contracts, and assuming there were no allocations to the EQ/AllianceBernstein Intermediate Government Securities, EQ/Money Market, EQ/Short Duration Bond, the guaranteed interest option, the fixed maturity options or the loan reserve account.

--------------------------------------------------------------------------------
                                    Guaranteed minimum income
     Contract date                benefit -- annual income pay-
 anniversary at exercise                 able for life
--------------------------------------------------------------------------------
            10                             $11,891
            15                             $18,597
--------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information, within 30 days following your contract date anniversary in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner will become the annuitant, and the contract will be annuitized on the basis of the owner's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES.

You are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii) if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii) for EQUI-VEST(SM) At Retirement(SM) TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an EQUI-VEST(SM) At Retirement(SM) IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(iv) if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the date of the reset. Please note that resetting your Roll-Up benefit base will lengthen the waiting period;

(v) a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules.

(vi) if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the older owner's age; and

(vii) if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this prospectus for more information on these guaranteed benefits.


GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

Your contract provides a death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise appli-


                                              Contract features and benefits  29
cable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions adjusted for any withdrawals. The standard death benefit, available at no additional charge, may be elected only in conjunction with the Guaranteed minimum income benefit. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

For an additional charge, you may elect one of the enhanced death benefits. If you elect one of the enhanced death benefits, (not including the GWBL Enhanced death benefit) the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals, whichever provides the higher amount. See "Payment of death benefit" later in this prospectus for more information.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. For contracts with non-natural owners, the death benefit will be payable upon the death of the annuitant. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this prospectus for more information.

Any of the enhanced death benefits can be elected by themselves or with the Guaranteed minimum income benefit. The standard death benefit may only be elected with the Guaranteed minimum income benefit.


OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR OWNER (OR OLDER JOINT OWNER, IF APPLICABLE) AGES 55 THROUGH 75 AT ISSUE. FOR CONTRACTS WITH NON-NATURAL OWNERS, THE AVAILABLE DEATH BENEFITS ARE BASED ON THE ANNUITANT'S AGE.

Subject to state availability, you may elect one of the following enhanced death benefits (see Appendix V later in this prospectus for state availability of these benefits):

o     Annual Ratchet to age 85.

o     The greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit " in "Accessing your money" later in this prospectus for more information on these guaranteed benefits.

See Appendix III later in this prospectus for an example of how we calculate an enhanced death benefit.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See "Accessing your money" later in this prospectus. Your investment options will be limited to the guaranteed interest option and the permitted variable options.

You may buy this benefit on a single life ("Single life") or a joint life ("Joint life") basis. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner (or annuitant, for non-natural owners.

The successor owner must be the owner's spouse. If your EQUI-VEST(SM) contract has a spousal joint owner, upon transfer to the EQUI-VEST(SM) At Retirement(SM) contract, such joint owner will automatically become the successor owner under the EQUI-VEST(SM) At Retirement(SM) contract. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis.

Joint life TSA contracts are not permitted. For NQ contracts with two owners, the GWBL benefit cannot be elected if the owners are not spouses.

The cost of the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this prospectus for a description of the charge.

You should not purchase this benefit if:

o You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

o You are interested in long term accumulation rather than taking withdrawals; or

o You plan to use it for withdrawals prior to age 59-1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this prospectus.


The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, the GWBL will



30  Contract features and benefits
have little or no value to the surviving same-gender spouse or partner. You should consult with your tax advisor for more information on this subject.


For traditional IRAs and TSA contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this prospectus, including utilizing our RMD Automatic withdrawal option. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWBL benefit base increases by the dollar amount of any subsequent contributions.

o Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual ratchet" and "5% deferral bonus."

o Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.


GUARANTEED ANNUAL WITHDRAWAL AMOUNT


Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. For Joint life contracts, the initial Applicable percentage is based on the age of the owner or successor owner, whoever is younger at the time of the first withdrawal. For contracts held by non-natural owners, the initial Applicable percentage is based on the annuitant's age at the time of the first withdrawal. For IRA and TSA contracts, if you have to take a required minimum distribution (RMD) and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage. If your GWBL benefit base ratchets, as described below in this section under "Annual Ratchet," on any contract anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:



--------------------------------------------------------------------------------
 Age                      Applicable percentage
--------------------------------------------------------------------------------
55-64                     4.0%
65-74                     5.0%
75-84                     6.0%
85 and older              7.0%
--------------------------------------------------------------------------------

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of Excess withdrawals" and "Subsequent contributions". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.


EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

o The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.


o The Guaranteed annual withdrawal amount is recalculated to equal the Applicable percentage currently in effect, multiplied by the reset GWBL benefit base.


You should not purchase this contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract value" later in this prospectus.

In general, if you purchase this contract as a traditional IRA or TSA and participate in our RMD Automatic withdrawal option, an automatic


                                              Contract features and benefits  31
withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this prospectus. Loans are not available under TSA contracts if GWBL is elected.


ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this prospectus.


5% DEFERRAL BONUS

At no additional charge, during the first ten contract years, in each year you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 5% of your total contributions. If the Annual Ratchet (as discussed immediately above) occurs on any contract date anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5% deferral bonus will still apply.


SUBSEQUENT CONTRIBUTIONS

If you elect GWBL, subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make a subsequent contribution, your GWBL benefit base will be increased by the dollar amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.


GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 55-85, and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 55-75.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any subsequent contributions less a deduction that reflects any withdrawals you make (see "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWBL Enhanced death benefit base increases by the dollar amount of any subsequent contribution;

o Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

o Your GWBL Enhanced death benefit base increases by any 5% deferral bonus, as described above in this section; and

o Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

If you elect either the GWBL Standard death benefit or the GWBL Enhanced death benefit, the death benefit is equal to your account value (without adjustment for any otherwise applicable market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals), whichever provides a higher amount.


EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits.

If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:


32  Contract features and benefits

o Your EQUI-VEST(SM) At Retirement(SM) contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the EQUI-VEST(SM) At Retirement(SM) contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant will be the same as under your EQUI-VEST(SM) At Retirement(SM) contract.

o     No subsequent contributions will be permitted.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled lump sums, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

o Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

o Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar for dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

o The charge for the Guaranteed withdrawal benefit for life and the GWBL Enhanced death benefit will no longer apply.

o If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.


OTHER IMPORTANT CONSIDERATIONS

o This benefit may be of limited usefulness to you if you do not intend to take any withdrawals.

o Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

o Withdrawals are not considered annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty before age 59-1/2. See "Tax information" later in this prospectus.

o All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

o If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

o The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

o If you transfer ownership of this contract, you terminate the GWBL benefit.

o Withdrawals are available under other annuity contracts we offer and this contract without purchasing a withdrawal benefit.

o For IRA and TSA contracts, if you have to take a required minimum distribution ("RMD") and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage.

o If you elect GWBL on a joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund or reinstate your original EQUI-VEST(SM) contract. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix V to find out what applies in your state.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions but will not include interest. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Under TSA contracts, your refund will be less any amounts in the loan reserve account. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o     you cancel your contract during the free look period; or

o     you change your mind before you receive your contract.

If you cancel your EQUI-VEST(SM) At Retirement(SM) contract during the free look period and choose to reinstate your EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) contract, the death benefit under your EQUI-VEST(SM)

                                              Contract features and benefits  33
or EQUI-VEST(SM) Express(SM) contract will be restored to its value before the transfer to the EQUI-VEST(SM) At Retirement(SM) contract occurred. Please see "Tax information" later in this prospectus for possible consequences of cancelling your contract.


In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrender of your contract to receive its cash value," later in this prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus for possible consequences of cancelling your contract.


Our processing office, or your financial professional, can provide you with the cancellation instructions.


34  Contract features and benefits

2. Determining your contract's value


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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; and (iv) the loan reserve account (applicable to TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of optional benefit charges; and (ii) the amount of any outstanding loan plus accrued interest (applicable to TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)   mortality and expense;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)   increased to reflect subsequent contributions;

(ii)  decreased to reflect a withdrawal;

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit and/or Guaranteed withdrawal benefit for life charges, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix V later in this prospectus for any state variations with regard to terminating your contract.


GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this prospectus for information on this feature.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to a GWBL Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWBL Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this prospectus.


                                           Determining your contract's value  35

3. Transferring your money among investment options


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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o If an owner or annuitant is age 76 or older, you must limit your transfers to fixed maturity options with maturities of five years or less.

o We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin.

o If you already have an amount in a fixed maturity option, you may not add additional amounts to that same option.

o If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

o A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

In addition, we reserve the right to restrict transfers among variable investment options including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Dollar Cost Averaging" below in this section) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through EQAccess. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)   the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)   the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


36  Transferring your money among investment options

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.


Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option under a dollar cost averaging program.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
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For information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" under "Contract features and benefits" earlier in this prospectus.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $2,000, you may choose, at any time, to have amounts transferred from that option to the other variable investment options on a monthly basis. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $50. The maximum amount we will transfer is equal to your value in the EQ/Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

If you elect the Guaranteed withdrawal benefit for life, general dollar cost averaging is not available.


INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. Election of either option is subject to the 25% allocation restriction into the guaranteed interest option. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice (only AXA Alloca-



                            Transferring your money among investment options  37
tion portfolios are available if you select GWBL). Transfers will be made on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."


INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option into the variable investment options of your choice (only the AXA Allocation portfolios and the EQ/Franklin Templeton Founding Strategy portfolio are available if you select
GWBL). The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.



WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.


REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. You must tell us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semian nually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Election of Option II is subject to the 25% allocation restriction into the guaranteed interest option. Transfer restrictions out of the guaranteed interest option may apply in accordance with
(a), (b) and (c) under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
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You may elect the rebalancing program at any time. To be eligible, you must have
(i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested. The rebalancing program will then remain in effect unless you request in writing that it be cancelled.

You may change your allocation instructions or cancel the program at any time.

For TSA contracts with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the Loan Reserve Account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans under TSA contracts" in "Accessing your money," later in this prospectus.)


38  Transferring your money among investment options

4. Accessing your money


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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract value" earlier in this prospectus and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.




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                                   Method of withdrawal
                   -------------------------------------------------------------
                                                     Lifetime required
                                                         minimum
     Contract         Partial        Systematic        distribution
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NQ                      Yes             Yes                 No
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IRA                     Yes             Yes                 Yes
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Roth IRA                Yes             Yes                 No
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TSA*                   Yes*            Yes*               Yes*
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*     Not if a loan is outstanding.


GWBL AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract anniversaries with any Annual ratchet or a 5% deferral bonus.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with the Annual ratchet or a 5% deferral bonus. If you would like to increase your payments, you must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

We do not anticipate that Guaranteed annual withdrawals made under the GWBL maximum or customized payment plan will qualify for an age 59-1/2 penalty tax exception. See "Early distribution penalty tax" in "Tax Information" later in this prospectus.


PARTIAL WITHDRAWALS
(All contracts)


You may take partial withdrawals from your account value at any time (unless you have a TSA contract that has an outstanding loan). The minimum amount you may withdraw is $300. If you elect to take partial withdrawals, you should monitor your withdrawals to ensure that you do not exceed your Guaranteed annual payment amount in any contract year and cause an Excess withdrawal. As discussed earlier in this prospectus, Excess withdrawals may significantly reduce the value of the GWBL benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this prospectus.


Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan, if applicable.


SYSTEMATIC WITHDRAWALS
(All contracts except contracts with GWBL)


If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis (unless you have a TSA contract that has an outstanding loan). The minimum amount you may take for each withdrawal is $250. We will make the withdrawals on any day of the month that you select as long as it is not



                                                        Accessing your money  39
later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from more than one variable investment option (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or

(3)   you may specify a dollar amount from only one variable investment option.

You can cancel the systematic withdrawal option at any time.


You may elect to take systematic withdrawals at any time. If you own a TSA contract, you may not elect systematic withdrawals if you have a loan outstanding.


Systematic withdrawals are not available if you have elected the Guaranteed withdrawal benefit for life.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(IRA and TSA contracts only -- See "Tax information" later in this prospectus)


We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit, amounts withdrawn from the contract to meet required minimum distributions will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this prospectus.


You may elect this option in the year in which you reach age 70-1/2 or in any later year. To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300 or your account value, whichever is less. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this prospectus for your specific type of retirement arrangement.

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For IRA and TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
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Under TSA contracts, you may not elect our RMD automatic withdrawal option if a loan is outstanding.


FOR CONTRACTS WITH GWBL. Generally, if you elect our RMD Automatic withdrawal option, any lifetime required minimum distribution payment we make to you under our RMD Automatic withdrawal option will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our RMD Automatic withdrawal option, we will make an extra payment, if necessary, in December that will equal your lifetime required minimum distribution less all payments made through November 30 and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawal may cause an Excess withdrawal. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess Withdrawals" in "Contract features and benefits" earlier in this prospectus.

If you elect our RMD Automatic withdrawal option and elect to take your Guaranteed annual withdrawal amount in partial withdrawals, we will make a payment, if necessary, in December that will equal your required minimum distribution less all withdrawals made through November 30. Any RMD payment we make to you under our RMD Automatic withdrawal option will not be treated as an Excess withdrawal; however, any other withdrawals in the same contract year may be treated as Excess withdrawals even if those withdrawals are less than your lifetime required minimum distribution payment.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our RMD automatic withdrawal option causes your cumulative withdrawals in the contract year to exceed 6% of the Roll- Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of IRA and TSA contracts generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset" in "Contract features and benefits" earlier in this prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and


40  Accessing your money
the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to withdrawals from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE


If you are receiving Required Minimum Distribution payments from an IRA or TSA contract, you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA or IRA contract directly into an existing EQUI-VEST(SM) or EQUI-VEST(SM) Express(SM) NQ or Roth IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.



HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

In general, withdrawals (including required minimum distributions) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

With respect to the Guaranteed minimum income benefit and the greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, withdrawals will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during the contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal (including required minimum distributions) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Our Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a dollar for dollar basis up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, however, your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.


Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract issued will become your minimum death benefit, and it will no longer increase. The minimum death benefit will be reduced dollar-for-dollar by each payment. You are guaranteed to receive the minimum death benefit. If you or a successor owner (if applicable) die prior to receiving that amount, any remaining minimum death benefit will be paid to your beneficiary.



WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate this contract if the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is a GWBL Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWBL Excess withdrawal. In other words, if you take a GWBL Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract value" earlier in this prospectus. Please also see "Guaranteed withdrawal benefit for


                                                        Accessing your money  41
life" in "Contract features and benefits," earlier in this prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


LOANS UNDER TSA CONTRACTS


As a result of federal tax law changes beginning in 2007, loans are not available under an EQUIVEST(SM) At Retirement(SM) TSA contract without employer or plan administrator approval. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

If loans are available: You should read the terms and conditions on our loan request form carefully before taking out a loan. Your contract contains further details of the loan provision. We will not permit you to take a loan while you are enrolled in our "required minimum distribution (RMD) automatic withdrawal option." We may also restrict the availability of loans if you have not fully repaid the entire outstanding balance of any prior loan.


If you exercise the GMIB option, any outstanding loan amount must be repaid or the loan will be defaulted.

We permit only one loan to be outstanding at any time. When you take a loan we will transfer certain amounts to a loan reserve account.

A loan with respect to an EQUI-VEST(SM) At Retirement(SM) TSA contract, will not be treated as a taxable distribution unless:

o     it exceeds limits of federal income tax rules; or

o     interest and principal are not paid when due.

Loans under TSA contracts are discussed further in "Tax information" later in this prospectus. The tax consequences of failure to repay a loan when due are substantial and may result in severe restrictions on your ability to borrow amounts. Please see Appendix V later in this prospectus for any state restrictions you may be subject to if you take a loan from a TSA contract. Also, see "Tax information" later in this prospectus for general rules applicable to loans.


LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer to a "loan reserve account" an amount equal to the sum of (1) the loan amount, which will earn interest at the "loan reserve account rate" during the loan term and
(2) 10% of the loan amount, which will earn interest at the guaranteed interest rate. You may not make any withdrawals or transfers among investment options or any other transaction from the loan reserve account until after repayment of the principal amount then due. You may specify on the loan request form from which investment option(s) the loan reserve account will be funded.


The "loan reserve account rate" will equal the loan interest rate minus a maximum rate of 2%.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract value" and Guaranteed withdrawal benefit for life" in "Contract features and benefits" earlier in this prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)   the New York Stock Exchange is closed or restricts trading,


(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or


(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and fixed maturity options (other than for death benefits) for up to six months while you are living.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

Deferred annuity contracts such as EQUI-VEST(SM) At Retirement(SM) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your EQUI-VEST(SM) At Retirement(SM) contract, all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is


42  Accessing your money
determined by the account value or cash value of your EQUI-VEST(SM) At Retirement(SM) contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms.

Your EQUI-VEST(SM) At Retirement(SM) contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix V later in this prospectus for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life" in "Contract features and benefits" earlier in this prospectus for further information.



--------------------------------------------------------------------------------
Fixed annuity payout options              Life annuity
                                          Life annuity with period certain
                                          Life annuity with refund certain
                                          Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity                Life annuity
   payout options (as described in        Life annuity with period certain
   a separate prospectus for this
   option)
--------------------------------------------------------------------------------
Income Manager(SM) payout options         Life annuity with period certain
   (available for owners and annu-        Period certain annuity
   itants age 83 or less at contract
   issue) (as described in a sepa-
   rate prospectus for this option)
--------------------------------------------------------------------------------
o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(SM) PAYOUT OPTIONS

The Income Manager(SM) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(SM) payout annuity contract. You may request an illustration of the Income Manager(SM) payout annuity contract from your financial professional. Income Manager(SM) payout options are


                                                        Accessing your money  43
described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(SM) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(SM) payout options provide guaranteed level payments. The Income Manager(SM) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only).

For TSA contracts, if you want to elect an Income Manager(SM) payout option, we will first roll over amounts in such contract to an IRA contract.

You may choose to apply only part of the account value of your EQUI-VEST(SM) At Retirement(SM) contract to an Income Manager(SM) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your EQUI-VEST(SM) At Retirement(SM). For the tax consequences of withdrawals, see "Tax information" later in this prospectus.

The Income Manager(SM) payout options are not available in all states.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the EQUI-VEST(SM) At Retirement(SM) contract date. Except with respect to the Income Manager(SM) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will decrease if you increase the duration or frequency of a non-life contingent annuity or the certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(SM) payout option is chosen.


ANNUITY MATURITY DATE


Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is based on the age of the annuitant at contract issue and cannot be changed. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the annual statement one year prior to the maturity age.


Please see Appendix V later in this prospectus for variations that may apply in your state.


44  Accessing your money

5. Charges and expenses


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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o     A mortality and expense risks charge

o     An administrative charge

o     A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary, a charge for each optional benefit that you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; and the Guaranteed withdrawal benefit for life.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. A variable immediate annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. The daily charge is equivalent to an annual rate of 0.80% of the net assets in each variable investment option.


The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.



ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% of the net assets in each variable investment option.


DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE

There is no annual administrative charge for your EQUI-VEST(SM) At Retirement(SM) contract.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, on other than a contract date anniversary, we


                                                        Charges and expenses  45
will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract value" earlier in this prospectus.

STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.


GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix V later in this prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are still insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid on other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract value" earlier in this prospectus.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If you elect the Guaranteed withdrawal benefit for life ("GWBL"), we deduct a charge annually as a percentage of your GWBL benefit base on each contract anniversary. If the single life option is in effect, the charge is equal to 0.60%. If the Joint Life option is in effect, the charge is equal to 0.75%. We will deduct this charge from your value in the permitted variable investment option and the guaranteed interest option (see Appendix V later in this prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid on other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we reserve the right to raise the charge at the time of an annual ratchet. The maximum charge for the single life option is 0.75%. The maximum charge for the Joint Life option is 0.90%. The increased charge, if any, will apply as of the contract date anniversary on which your GWBL benefit base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the ratchet if the charge increases.

For Joint life contracts, if the successor owner is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single life. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY ANNUITIZATION PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity annuitization payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o     Management fees ranging from 0.10% to 1.40%.


o     12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o     Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.



GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.


46  Charges and expenses

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.


Group or sponsored arrangements may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.



OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


                                                        Charges and expenses  47

6. Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under NQ jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a TSA contract.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable.


EFFECT OF THE OWNER'S DEATH

In general, if you die while the contract is in force, the contract terminates and the applicable death benefit is paid. If the NQ contract is jointly owned, the death benefit is payable upon the death of the older owner. If the NQ contract has a non-natural owner, the death benefit is payable upon the death of the annuitant. For IRA and NQ Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.


There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For NQ contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature, as discussed below. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. For NQ contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner as discussed below, under "Spousal continuation."


If the beneficiary is not the surviving spouse or if the surviving joint owner is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.


NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION (NQ only)

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher. The surviving owner can elect to
(1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. No subsequent contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. No subsequent contributions will be permitted.


SPOUSAL CONTINUATION (IRA and NQ only)

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own an NQ contract with your spouse, your spouse may elect to continue the contract as successor owner upon


48  Payment of death benefit
your death. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation.


The younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit or continue the contract, as follows:

o As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o The applicable Guaranteed minimum death benefit option may continue as follows:

      o If the surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit you elected continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

      o If the surviving spouse is age 75 or younger on the date of your death, and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

      o If the surviving spouse is age 76 or over on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.


      o If the Guaranteed minimum death benefit continues, the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

      o For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this prospectus.

o If you elect GWBL on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. No subsequent contributions will be permitted. If you elect GWBL on a Single life basis, the benefit and charge will terminate.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed minimum death benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

o If you elect GWBL, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

If there is a change in owner or primary beneficiary, the Spousal continuation option will be terminated. If you divorce, Spousal continuation does not apply.



BENEFICIARY CONTINUATION OPTION


This feature permits a designated individual, on the contract owner's death, to maintain a contract in the deceased contract owner's name and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA, TSA and NQ contracts. Please speak with your financial professional or see Appendix V later in this prospectus for further information.


For Joint life contracts with GWBL, BCO is only available after the death of the second owner.



BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA, ROTH IRA AND TSA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value adjusted for any subsequent withdrawals.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the


                                                    Payment of death benefit  49
year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA and TSA contracts, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA, Roth IRA, and TSA contracts:



o     The contract continues with your name on it for the benefit of your beneficiary.

o     The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no subsequent contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GWBL or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o     Loans will no longer be available for TSA contracts.

o The beneficiary may choose at any time to withdraw all or a portion of the account value.

o     Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o     The beneficiary automatically replaces the existing annuitant.


o The contract continues with your name on it for the benefit of your beneficiary.


o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no subsequent contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GWBL or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. If the beneficiary chooses "Withdrawal Option 1", the beneficiary cannot later withdraw funds in addition to the scheduled payments the beneficiary is receiving; "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. However, the scheduled payments under "Withdrawal Option 1" are afforded favorable tax treatment as "annuity payments." See "Taxation of nonqualified annuities" in "Tax Information" later in this prospectus.

o     Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.


50  Payment of death benefit

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value adjusted for any subsequent withdrawals.

If the deceased is the younger non-spousal joint owner:

o     The annuity account value will not be reset to the death benefit amount.


                                                    Payment of death benefit  51

7. Tax information


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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(SM) At Retirement(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, the amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as EQUI-VEST(SM) At Retirement(SM)'s choice of death benefits, the Guaranteed withdrawal for life benefit, the Guaranteed minimum income benefit, selection of variable investment options, guaranteed interest option, fixed maturity options and its choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes. These withdrawals are


52  Tax information
taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable. It reduces the investment in the contract.


ANNUITY PAYMENTS


Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this prospectus, as well as GMIB and other annuitization payments that are based on life or life expectancy, are considered annuity payments for tax purposes. Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.


For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.


In order to get annuity payment tax treatment described here, all amounts under the contract must be applied to an annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES

The sole way to purchase an EQUI-VEST(SM) At Retirement(SM) NQ contract is through a transfer of funds from the original EQUI-VEST(SM) contract which is the source contract. Normally, exchanges of contracts are taxable events. The transfer will be a tax deferred exchange under Section 1035 of the Internal Revenue Code if:

o The contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract.

o The owner and the annuitant are the same under the original EQUI-VEST(R) contract and the EQUI-VEST(SM) At Retirement(SM) NQ contract.

The tax basis, also referred to as your investment in the contract, of the original EQUI-VEST(SM) contract carries over to the EQUI-VEST(SM) At Retirement(SM) NQ contract.

Section 1035 exchanges are generally not available after the death of the owner or annuity, as applicable. Partial 1035 exchanges are not available to purchase an EQUI-VEST(SM) At Retirement(SM) contract.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


BENEFICIARY CONTINUATION OPTION

We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under the beneficiary continuation option for a prior similar version of the NQ contract. See the discussion "Beneficiary continuation option for NQ Contracts only" in "Payment of death benefit" earlier in this prospectus. Among other things, the IRS rules that:

o scheduled payments under the beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects "Withdrawal Option 1" or "Withdrawal Option 2";

o scheduled payments, any additional withdrawals under "Withdrawal Option 2", or contract surrenders under "Withdrawal Option 1" will only be taxable to the beneficiary when amounts are actually paid, regardless of the Withdrawal Option selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with "Withdrawal Option 1" will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.


The ruling specifically does not address the taxation of any payments received by a beneficiary electing "Withdrawal Option 2" (whether scheduled payments or any withdrawal that might be taken).

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


                                                             Tax information  53

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made: o on or after your death; or o because you are disabled (special federal income tax definition); or o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account A. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account A. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.


Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account A, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account A.



INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets funding the account typically include mutual funds and/or individual stocks and/or securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o     Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for an opinion letter from the IRS to approve the respective forms of the EQUI-VEST(SM) At Retirement(SM) traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the EQUI-VEST(SM) At Retirement(SM) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this prospectus. If you cancel a traditional IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o     "regular" contributions out of earned income or compensation; or

o     tax-free "rollover" contributions; or

54  Tax information

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

This IRA may be funded through direct transfer of funds only and not through regular or rollover contributions.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, under technical income tax rules; or


o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds.



ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVER AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.


ROLLOVERS TO ELIGIBLE RETIREMENT PLANS


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.


Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.


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HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.


DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.


WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "required minimum distribution (RMD) automatic withdrawal options." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.


WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If


56  Tax information
the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.


SUCCESSOR OWNER AND ANNUITANT


If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, no death benefit is payable until your surviving spouse's death. The required minimum distribution rules are applied as if your surviving spouse is the contract owner.


SPOUSAL CONTINUATION


If the contract is continued under spousal continuation then the required minimum distribution rules are applied as if your surviving spouse is the contract owner..



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o     on or after your death; or

o     because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or


o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies using an IRS-approved distribution method). We do not anticipate that Guaranteed annual payments made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as lump sums will qualify for this exception if made before age 59-1/2.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)


This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The EQUI-VEST(SM) At Retirement(SM) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Generally, individuals may make four different types of contributions to purchase a Roth IRA or as later additions to an existing Roth IRA:

o     regular after-tax contributions out of earnings; or


o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements; or


o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

This Roth IRA may be funded only through direct transfer of funds and not through regular Roth IRA contributions or rollover contributions. Also, if the funds are originally in a traditional IRA, you must convert to Roth IRA in your original EQUI-VEST(SM) contract before you apply the funds to an EQUI-VEST(SM)Retirement contract.


RECHARACTERIZATIONS

Generally, you may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution. Any recharacterization of a Roth IRA contribution to a traditional IRA contribution, if available, must be done in the original EQUI-VEST(SM) Roth IRA contract and not in the EQUI-VEST(R) At Retirement(SM) contract.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.


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You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o     rollovers from a Roth IRA to another Roth IRA;

o     direct transfers from a Roth IRA to another Roth IRA;

o     qualified distributions from a Roth IRA; and

o     return of excess contributions or amounts recharacterized to a traditional
      IRA.

You may roll over amounts from one Roth IRA to another Roth IRA if you complete the transaction within 60 days of when you receive the funds. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o     you are age 59-1/2 or older; or

o     you die; or

o     you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)   Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

      (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

      (b)   Nontaxable portion.

(3)   Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2008 and the conversion contribution is made in 2009, the conversion contribution is treated as contributed prior to other conversion contributions made in 2009.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

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EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


TAX-SHELTERED ANNUITY CONTRACTS (TSAS)



GENERAL

This section of this prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Anuity contracts (TSAs)". If the rules are the same as those that apply to another kind of contract, for example, traditional IRA contracts, we will refer you to the same topic under "traditional IRAs."


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The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which become fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status plan participation status and when and how the contract was acquired) on your personal situation.
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FINAL REGULATIONS UNDER SECTION 403(B)


The IRS and the Treasury Department published final Treasury Regulations under
Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules become fully effective on January 1, 2009, but various transition rules apply beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

PERMISSIBLE INVESTMENTS. The 2007 Regulations retain the rule that there are generally two types of investments available to fund 403(b) plans -- an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) funding vehicles qualify for tax deferral.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for section 403(b) plans. As of January 1, 2009, employers sponsoring 403(b) plans must have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms. As part of this process, the sponsoring employer must also designate the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations.

If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(SM) TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.

Although it is not clear under the 2007 Regulations, it appears that (i) annuity contracts issued to employees terminating employment or retiring from service with the employer which provided the funds may not be considered as 403(b) annuity contracts if no longer part of the employer's plan, or (ii) even if such contracts retain 403(b) status (so that amounts can be rolled over into another eligible retirement plan which agrees to accept the funds), transactions may be limited. For this reason you should discuss with your tax adviser whether you should purchase an EQUI-VEST(SM) At Retirement(SM) TSA contract or retain a previously-purchased contract, or instead roll it over into another eligible retirement plan which will accept the funds, such as a traditional IRA.

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.


Effect of the 2007 Regulations on contributions to the EQUI-VEST(SM) At Retirement(SM) TSA contract

Because the EQUI-VEST(SM) At Retirement(SM) TSA contract (i) was designed to be purchased through an individual-initiated, Rev. Rul. 90-24 tax-free direct transfer of funds from one 403(b) arrangement to another and (ii) does not accept employer-remitted contributions, contributions after September 24, 2007 to an EQUI-VEST(SM) At Retirement(SM) TSA contract are extremely limited as described below. EQUI-VEST(SM) At Retirement(SM) TSA contracts issued pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.

Contributions after September 24, 2007 to an EQUI-VEST(SM) At Retirement(SM) TSA contract may only be made where AXA Equitable is an "approved vendor" under an employer's 403(b) plan in that partici-


Contributions after September 24, 2007 to an EQUI-VEST(SM) At Retirement(SM) TSA contract may only be made where AXA Equitable is an "approved vendor" under an employer's 403(b) plan in that partici-


                                                             Tax information  59
pants in that 403(b) plan are currently contributing to another AXA Equitable 403(b) contract, and the employer agrees to enter into an information sharing agreement by January 1, 2009 with AXA Equitable with respect to the EQUI-VEST(SM) At Retirement(SM) TSA contract.


DIRECT TRANSFER CONTRIBUTIONS

A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as discussed above.

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

The amount of any direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.


DISTRIBUTIONS FROM TSAS

GENERAL. Certain amounts under a 403(b) TSA contract may be restricted from withdrawal but these restrictions do not apply after severance from employment with the employer who provided the funds to purchase the contract. The EQUI-VEST(SM) At Retirement(SM) TSA contract is available for purchase only to TSA participants who are no longer employed with the employer who provided the funds for the purchase of the original EQUI-VEST(SM) TSA contract. Prior to the 2007 Regulations, restrictions on distributions which generally apply to certain amounts in TSAs did not apply to loans, withdrawals or other payments for such severed-from-employment individuals. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. It is not clear how the 2007 Regulations affect post-separation from service contract withdrawals from the At Retirement(SM) TSA. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer 403(b) plans.) Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" later in this section. In addition, TSA distributions may be subject to additional tax penalties.


If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your investment in the contract, if any. We will report all distributions from this TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable. EQUI-VEST(SM)At Retirement(SM) is not available if you have made designated Roth contributions to your original EQUI-VEST(SM) contract.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.


ANNUITY PAYMENTS. Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit



60  Tax information
for life ("GWBL") in "Contract features and benefits" earlier in this prospectus, as well as GMIB and other annuitization payments that are based on the annuitant's life or life expectancy, are considered annuity payments for tax purposes. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover, beginning in 2008. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

You may take loans from a TSA unless you have elected GWBL. However, particularly if you have recently been severed from employment, you may need to consult with your former employer concerning loan balance history in order to take a loan from the EQUI-VEST(R) At Retirement(SM) TSA contract.


Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan, including unpaid interest, is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:


o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer EDC plans and 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(SM) At Retirement(SM) TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed with respect to an EQUI-VEST(SM) At Retirement(SM) contract and not repaid may be treated as a distribution if:

o     the loan does not qualify under the conditions above; or

o     the participant fails to repay the interest or principal when due.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.


TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Effective beginning in 2008, distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. Rollovers are subject to the Roth IRA conversion rules, which restrict conversions of traditional IRAs to Roth IRAs to taxpayers with adjusted gross income of no more than $100,000, whether single or married filing jointly.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distri-



                                                             Tax information  61
butions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, contract exchange under the same 403(b) plan, or under Rev. Rul. 90-24 prior to the 2007 Regulations, are not distributions.


REQUIRED MINIMUM DISTRIBUTIONS

Generally the same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION.

The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For 403(b) plan participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement. (This exception is unlikely to apply as severance from employment from the employer who provided the funds to purchase the original EQUI-VEST(SM) TSA contract is a condition for purchasing the EQUI-VEST(SM) At Retirement(SM) TSA contract.)

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986, TSA account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it applies only to people who purchase their EQUI-VEST(SM) At Retirement(SM) TSA contract by direct transfers. The information we have from your original EQUI-VEST(SM) contract carries over.


SPOUSAL CONSENT RULES


If your original EQUI-VEST(SM) TSA is subject to ERISA, your purchase of EQUI-VEST(SM) At Retirement(SM) TSA contract is subject to prior spousal consent. Your spouse must sign the Conversion Acknowledgment Form. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.


If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o     on or after your death; or

o     because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual payments made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these


62  Tax information
rules here in detail. However we may require additional documentation in the case of payments made to non United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $18,720 in periodic annuity payments in 2008, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at anytime.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSA DISTRIBUTIONS


Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:


o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or


o substantially equal periodic payments made at least annually for the plan participant's life (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and your designated beneficiary); or


o substantially equal periodic payments made for a specified period of 10 years or more; or

o     hardship withdrawals; or

o     corrective distributions that fit specified technical tax rules; or


o     loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse, may be a distribution subject to mandatory 20% withholding.



IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information


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ABOUT OUR SEPARATE ACCOUNT A


Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.


Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account A that is available under the contract invests solely in Class IB/B shares issued by the corresponding portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)   to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)   to deregister Separate Account A under the Investment Company Act of 1940;

(6)   to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of the Trusts may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust which generally accompany this prospectus, or in their respective SAIs which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained from TOPS or EQAccess or your financial professional.


The rates to maturity for new allocations as of February 15, 2008 and the related price per $100 of maturity value were as shown below:



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   Fixed Maturity
   Options with
     June 15th                Rate to                Price
  Maturity Date of        Maturity as of          Per $100 of
    Maturity Year       February 15, 2008       Maturity Value
--------------------------------------------------------------------------------
       2008                   3.00%**               $ 99.02
       2009                   3.00%**               $ 96.14
       2010                   3.00%**               $ 93.34
       2011                   3.00%**               $ 90.62
       2012                   3.00%**               $ 87.98
       2013                   3.20%                 $ 84.53
       2014                   3.65%                 $ 79.69
       2015*                  4.05%                 $ 74.74
       2016*                  4.25%                 $ 70.68
       2017*                  4.45%                 $ 66.60
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*     Not available in Oregon
** Since these rates to maturity are 3%, no amounts could have been allocated to these options.


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HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

      (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

      (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

      (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

      (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)   We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

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Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
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If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. See Appendix II at the end of this prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus


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describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY


Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

      -     on a non-business day:
      -     after 4:00 p.m. Eastern Time on a business day; or
      - after an early close of regular trading on the NYSE on a business day.


o A loan request under your TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:


o     the election of trustees;


o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to the separate account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of


66  More information
votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS


AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon the separate account, our ability to meet our obligations under the contracts, or the distribution of the contracts.



FINANCIAL STATEMENTS


The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 800-628-6673.



TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit and/or GWBL ("Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. Please speak with your financial professional for further information. See Appendix V later in this prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of IRA or TSA contracts except by surrender to us. Loans are not available and you cannot assign IRA contracts as security for a loan or other obligation. Loans are generally available under a TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA or TSA contract to another similar arrangement under federal income tax rules.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Account A. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable and under common control of AXA Financial, Inc. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors also acts as a distributor for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with AXA Advisors ("Selling broker-dealers"). AXA Advisors is under the common control of AXA Financial, Inc.

AXA Equitable pays compensation to AXA Advisors based on contracts sold.

Sales compensation paid to AXA Advisors will be asset-based and will generally not exceed 0.10% of the account value of the contract on an ongoing annual basis.

AXA Advisors, in turn, may pay a portion of the asset-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. The asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.



AXA Advisors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by it or on its behalf. AXA Advisors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(SM) At Retirement(SM) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Advisors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Advisors may increase the sales com-



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pensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of AXA Advisors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.


AXA Advisors will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. AXA Advisors or its affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.


In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any asset-based compensation paid by AXA Equitable to AXA Advisors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



68  More information

9. Incorporation of certain documents by reference


--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2007 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference. AXA Equitable intends to send owners account statements and other such legally-required reports. AXA Equitable does not anticipate such reports will include periodic financial statements or information concerning AXA Equitable.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Please see the Registration Statement for additional information concerning the Market Value Adjustment.


The Annual Report includes the audited consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (the "AXA Equitable Financial Statements"). The AXA Equitable Financial Statements are included in the Annual Report and incorporated by reference into this prospectus in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm. The AXA Equitable Financial Statements are also included in the Annual Report and incorporated by reference into this prospectus in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firms as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.


Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the website is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).


                             Incorporation of certain documents by reference  69

Appendix I: Condensed financial information



--------------------------------------------------------------------------------
The following tables show the unit values and the number of outstanding units for each variable investment option on the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.




THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

--------------------------------------------------------------------------------
                                                              For the years
                                                            ending December 31,
                                                          ----------------------
                                                             2006         2007
--------------------------------------------------------------------------------
AXA Aggressive Allocation
--------------------------------------------------------------------------------
 Unit value                                               $ 104.54     $ 109.55
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           20
--------------------------------------------------------------------------------
AXA Conservative Allocation
--------------------------------------------------------------------------------
 Unit value                                               $ 101.50     $ 106.00
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            4
--------------------------------------------------------------------------------
AXA Conservative-Plus Allocation
--------------------------------------------------------------------------------
 Unit value                                               $ 102.29     $ 106.51
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           11
--------------------------------------------------------------------------------
AXA Moderate Allocation
--------------------------------------------------------------------------------
 Unit value                                               $ 102.92     $ 107.96
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           66
--------------------------------------------------------------------------------
AXA Moderate-Plus Allocation
--------------------------------------------------------------------------------
 Unit value                                               $ 103.68     $ 108.88
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           93
--------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock
--------------------------------------------------------------------------------
 Unit value                                               $ 103.98     $ 106.21
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           22
--------------------------------------------------------------------------------
EQ/AllianceBernstein Intermediate Government Securities
--------------------------------------------------------------------------------
 Unit value                                               $ 100.25     $ 105.74
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/AllianceBernstein International
--------------------------------------------------------------------------------
 Unit value                                               $ 105.78     $ 116.66
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           17
--------------------------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 103.07     $ 115.96
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/AllianceBernstein Quality Bond
--------------------------------------------------------------------------------
 Unit value                                               $ 100.62     $ 103.82
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 103.66     $ 119.40
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            5
--------------------------------------------------------------------------------
EQ/AllianceBernstein Value
--------------------------------------------------------------------------------
 Unit value                                               $ 104.11     $  98.09
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           18
--------------------------------------------------------------------------------
EQ/Ariel Appreciation II
--------------------------------------------------------------------------------
 Unit value                                               $ 103.36     $ 100.82
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/AXA Rosenberg Value Long/Short Equity
--------------------------------------------------------------------------------
 Unit value                                               $  99.01     $ 100.94
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity
--------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

--------------------------------------------------------------------------------
                                                              For the years
                                                           ending December 31,
                                                          ----------------------
                                                            2006         2007
--------------------------------------------------------------------------------
 Unit value                                               $ 104.24     $ 104.10
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            4
--------------------------------------------------------------------------------
EQ/BlackRock International Value
--------------------------------------------------------------------------------
 Unit value                                               $ 104.70     $ 113.87
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            5
--------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income
--------------------------------------------------------------------------------
 Unit value                                               $ 104.50     $ 106.97
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            6
--------------------------------------------------------------------------------
EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------
 Unit value                                               $ 101.26     $ 112.07
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Capital Guardian Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 101.69     $ 105.87
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Capital Guardian Research
--------------------------------------------------------------------------------
 Unit value                                               $ 102.34     $ 102.69
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/Caywood-Scholl High Yield Bond
--------------------------------------------------------------------------------
 Unit value                                               $ 102.26     $ 103.77
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            2
--------------------------------------------------------------------------------
EQ/Davis New York Venture
--------------------------------------------------------------------------------
 Unit value                                                     --     $  97.08
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            2
--------------------------------------------------------------------------------
EQ/Equity 500 Index
--------------------------------------------------------------------------------
 Unit value                                               $ 103.03     $ 106.74
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            8
--------------------------------------------------------------------------------
EQ/Evergreen International Bond
--------------------------------------------------------------------------------
 Unit value                                               $ 101.77     $ 109.81
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            2
--------------------------------------------------------------------------------
EQ/Evergreen Omega
--------------------------------------------------------------------------------
 Unit value                                               $ 103.62     $ 113.87
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/FI Mid Cap
--------------------------------------------------------------------------------
 Unit value                                               $ 104.66     $ 111.60
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            4
--------------------------------------------------------------------------------
EQ/Franklin Income
--------------------------------------------------------------------------------
 Unit value                                               $ 102.67     $ 103.43
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           12
--------------------------------------------------------------------------------
EQ/Franklin Small Cap Value
--------------------------------------------------------------------------------
 Unit value                                               $ 103.24     $  93.11
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy
--------------------------------------------------------------------------------
 Unit value                                                     --     $  95.29
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           12
--------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions
--------------------------------------------------------------------------------
 Unit value                                               $ 102.27     $ 104.40
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/GAMCO Small Company Value
--------------------------------------------------------------------------------
 Unit value                                               $ 103.86     $ 112.05
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            9
--------------------------------------------------------------------------------
EQ/International Core PLUS
--------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-2

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.

--------------------------------------------------------------------------------
                                                              For the years
                                                           ending December 31,
                                                          ----------------------
                                                            2006         2007
--------------------------------------------------------------------------------
 Unit value                                               $ 104.12     $ 118.42
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/International Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 105.82     $ 121.38
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/JPMorgan Core Bond
--------------------------------------------------------------------------------
 Unit value                                               $ 100.66     $ 102.44
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            5
--------------------------------------------------------------------------------
EQ/JPMorgan Value Opportunities
--------------------------------------------------------------------------------
 Unit value                                               $ 104.18     $ 101.59
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/Large Cap Core PLUS
--------------------------------------------------------------------------------
 Unit value                                               $ 102.43     $ 105.03
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Large Cap Growth PLUS
--------------------------------------------------------------------------------
 Unit value                                               $ 104.10     $ 118.81
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/Legg Mason Value Equity
--------------------------------------------------------------------------------
 Unit value                                               $ 104.08     $  96.64
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/Long Term Bond
--------------------------------------------------------------------------------
 Unit value                                               $ 100.40     $ 106.43
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income
--------------------------------------------------------------------------------
 Unit value                                               $ 103.02     $ 105.22
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core
--------------------------------------------------------------------------------
 Unit value                                               $ 103.63     $ 112.11
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value
--------------------------------------------------------------------------------
 Unit value                                               $ 103.83     $ 103.08
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/Marsico Focus
--------------------------------------------------------------------------------
 Unit value                                               $ 105.05     $ 118.26
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            8
--------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------
 Unit value                                               $ 103.66     $ 100.68
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            4
--------------------------------------------------------------------------------
EQ/Money Market
--------------------------------------------------------------------------------
 Unit value                                               $ 100.60     $ 103.97
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 101.82     $ 121.42
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
EQ/Mutual Shares
--------------------------------------------------------------------------------
 Unit value                                               $ 103.66     $ 104.00
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            8
--------------------------------------------------------------------------------
EQ/Oppenheimer Global
--------------------------------------------------------------------------------
 Unit value                                               $ 105.12     $ 109.68
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Opportunity
--------------------------------------------------------------------------------


A-3 Appendix I: Condensed financial information

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.
--------------------------------------------------------------------------------
                                                             For the years
                                                           ending December 31,
                                                          ----------------------
                                                            2006        2007
--------------------------------------------------------------------------------
 Unit value                                                     --   $  95.32
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --         --
--------------------------------------------------------------------------------
EQ/Oppenheimer Main Street Small Cap
--------------------------------------------------------------------------------
 Unit value                                               $ 102.70   $  99.59
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          1
--------------------------------------------------------------------------------
EQ/PIMCO Real Return
--------------------------------------------------------------------------------
 Unit value                                               $  99.43   $ 109.41
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          1
--------------------------------------------------------------------------------
EQ/Short Duration Bond
--------------------------------------------------------------------------------
 Unit value                                               $ 100.49   $ 104.46
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --         --
--------------------------------------------------------------------------------
EQ/Small Company Index
--------------------------------------------------------------------------------
 Unit value                                               $ 102.91   $  99.72
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          2
--------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock
--------------------------------------------------------------------------------
 Unit value                                               $ 100.02   $ 105.87
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          1
--------------------------------------------------------------------------------
EQ/Templeton Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 104.20   $ 105.00
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          7
--------------------------------------------------------------------------------
EQ/UBS Growth and Income
--------------------------------------------------------------------------------
 Unit value                                               $ 102.89   $ 102.74
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          1
--------------------------------------------------------------------------------
EQ/Van Kampen Comstock
--------------------------------------------------------------------------------
 Unit value                                               $ 102.92   $  99.05
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          1
--------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------
 Unit value                                               $ 113.12   $ 158.58
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          6
--------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 103.78   $ 125.39
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          2
--------------------------------------------------------------------------------
EQ/Van Kampen Real Estate
--------------------------------------------------------------------------------
 Unit value                                               $     --   $  82.89
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          6
--------------------------------------------------------------------------------
Multimanager Aggressive Equity
--------------------------------------------------------------------------------
 Unit value                                               $ 105.05   $ 115.50
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          2
--------------------------------------------------------------------------------
Multimanager Core Bond
--------------------------------------------------------------------------------
 Unit value                                               $ 100.50   $ 105.41
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          1
--------------------------------------------------------------------------------
Multimanager Health Care
--------------------------------------------------------------------------------
 Unit value                                               $ 100.02   $ 107.57
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          3
--------------------------------------------------------------------------------
Multimanager High Yield
--------------------------------------------------------------------------------
 Unit value                                               $ 102.45   $ 104.30
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          4
--------------------------------------------------------------------------------
Multimanager International Equity
--------------------------------------------------------------------------------
 Unit value                                               $ 105.91   $ 117.54
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --          2
--------------------------------------------------------------------------------
Multimanager Large Cap Core Equity
--------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-4

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2007.
--------------------------------------------------------------------------------
                                                             For the years
                                                           ending December 31,
                                                          ----------------------
                                                             2006         2007
--------------------------------------------------------------------------------
 Unit value                                               $ 102.93     $ 106.68
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
Multimanager Large Cap Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 101.24     $ 111.17
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --           --
--------------------------------------------------------------------------------
Multimanager Large Cap Value
--------------------------------------------------------------------------------
 Unit value                                               $ 103.97     $ 106.36
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            3
--------------------------------------------------------------------------------
Multimanager Mid Cap Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 103.27     $ 114.07
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
Multimanager Mid Cap Value
--------------------------------------------------------------------------------
 Unit value                                               $ 102.93     $ 101.70
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            2
--------------------------------------------------------------------------------
Multimanager Small Cap Growth
--------------------------------------------------------------------------------
 Unit value                                               $ 103.48     $ 105.90
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            2
--------------------------------------------------------------------------------
Multimanager Small Cap Value
--------------------------------------------------------------------------------
 Unit value                                               $ 104.20     $  92.73
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            1
--------------------------------------------------------------------------------
Multimanager Technology
--------------------------------------------------------------------------------
 Unit value                                               $ 104.68     $ 122.15
--------------------------------------------------------------------------------
 Number of units outstanding (000's)                            --            2
--------------------------------------------------------------------------------


A-5 Appendix I: Condensed financial information

Appendix II: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2008 to a fixed maturity option with a maturity date of June 15, 2016 (eight years later) at a hypothetical rate to maturity of 7.00% (h), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2012.(a)





--------------------------------------------------------------------------------
                                                          Hypothetical assumed
                                                           rate to maturity(j)
                                                            on June 15, 2012
                                                          ----------------------
                                                             5%          9%
--------------------------------------------------------------------------------
As of June 15, 2012 before withdrawal
--------------------------------------------------------------------------------
(1) market adjusted amount(b)                             $141,389    $121,737
--------------------------------------------------------------------------------
(2) fixed maturity amount(c)                              $131,104    $131,104
--------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                    $ 10,285    $ (9,367)
--------------------------------------------------------------------------------
On June 15, 2012 after $50,000 withdrawal
--------------------------------------------------------------------------------
(4) portion of market value adjustment associated
    with the withdrawal: (3) x [$50,000/(1)]              $  3,637    $ (3,847)
--------------------------------------------------------------------------------
(5) portion of fixed maturity associated with
    the withdrawal: $50,000 - (4)                         $ 46,363    $ 53,847
--------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                  $ 91,389    $ 71,737
--------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                      $ 84,741    $ 77,257
--------------------------------------------------------------------------------
(8) maturity value (d)                                    $111,099    $101,287
--------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:


(a)      Number of days from the withdrawal date to the maturity date = D = 1,461

(b)      Market adjusted amount is based on the following calculation:

          Maturity value                          $171,882
         ________________                    ___________________
                                   =                                    where j is either 5% or 9%
           (1+j)(D/365)                      (1+j)(1,461/365)

(c)      Fixed maturity amount is based on the following calculation:

          Maturity value                          $171,882
         ________________                    ___________________
                                   =
           (1+h)(D/365)                      (1+0.07)(1,461/365)

(d)      Maturity value is based on the following calculation:

         Fixed maturity amount x (1+h)(D/365)  = ($84,741 or $77,257) x (1+0.07)(1,461/365)


                                Appendix II: Market value adjustment example B-1

Appendix III: Enhanced death benefit example


--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/AllianceBernstein Intermediate Government Securities, EQ/Money Market, EQ/Short Duration Bond, the guaranteed interest option or the fixed maturity options, no subsequent contributions, no transfers, no withdrawals and no loans under a TSA contract, the enhanced death benefit for an owner age 55 would be calculated as follows:




-------------------------------------------------------------------------------------------------
  End of
 contract                        6% Roll-Up to age 85     Annual Ratchet to age 85         GWBL
   year        Account value        benefit base               benefit base          benefit base
-------------------------------------------------------------------------------------------------
     1          105,000               106,000                    105,000               105,000
-------------------------------------------------------------------------------------------------
     2          115,500               112,360                    115,500               115,500
-------------------------------------------------------------------------------------------------
     3          129,360               119,102                    129,360               129,360
-------------------------------------------------------------------------------------------------
     4          103,488               126,248                    129,360               135,828
-------------------------------------------------------------------------------------------------
     5          113,837               133,823                    129,360               142,296
-------------------------------------------------------------------------------------------------
     6          127,497               141,852                    129,360               148,764
-------------------------------------------------------------------------------------------------
     7          127,497               150,363                    129,360               155,232
-------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85


(1) At the end of contract years 1 through 3, the death benefit is the current account value.

(2) At the end of contract years 4 through 7, the death benefit is the enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.



GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.*

* At the end of contract years 4 through 7, the death benefit will be the enhanced death benefit. At the end of contract years 1, 2 and 3, the death benefit will be the current account value.


GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.


C-1 Appendix III: Enhanced death benefit example

Appendix IV: Hypothetical illustrations


--------------------------------------------------------------------------------

   ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "greater of 6% Roll-Up to Age 85 or the Annual Ratchet to age 85" guaranteed minimum death benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an EQUI-VEST(SM) At Retirement(SM) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.53%), 3.47% for the EQUI-VEST(SM) At Retirement(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit and the Guaranteed minimum income benefit features. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the greater of 6% Roll-Up to age 85 and the Annual Ratchet to age 85 Guaranteed minimum death benefit charge, the Guaranteed minimum income benefit charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.69%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.29% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


                                     Appendix IV: Hypothetical illustrations D-1

Variable deferred annuity
EQUI-VEST(SM) At Retirement(SM)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 Guaranteed minimum death benefit
  Guaranteed minimum income benefit



------------------------------------------------------------------------------------------------------------------------------------
                                                        Greater of 6% Roll-
                                                        Up to age 85 or the                              Lifetime Annual
                                                         Annual Ratchet to                      Guaranteed Minimum Income Benefit
                                                         age 85 Guaranteed                      ----------------------------------
                                                          Minimum Death                            Guaranteed        Hypothetical
                   Account Value         Cash Value           Benefit       Total Death Benefit      Income            Income
       Contract ------------------- ------------------- ------------------- ------------------- ----------------- ----------------
 Age     Year       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        1     100,000  100,000    100,000  100,000    100,000  100,000    100,000  100,000     N/A      N/A      N/A      N/A
 61        2      96,145  102,145     96,145  102,145    106,000  106,000    106,000  106,000     N/A      N/A      N/A      N/A
 62        3      92,308  104,285     92,308  104,285    112,360  112,360    112,360  112,360     N/A      N/A      N/A      N/A
 63        4      88,484  106,415     88,484  106,415    119,102  119,102    119,102  119,102     N/A      N/A      N/A      N/A
 64        5      84,667  108,529     84,667  108,529    126,248  126,248    126,248  126,248     N/A      N/A      N/A      N/A
 65        6      80,852  110,623     80,852  110,623    133,823  133,823    133,823  133,823     N/A      N/A      N/A      N/A
 66        7      77,034  112,688     77,034  112,688    141,852  141,852    141,852  141,852     N/A      N/A      N/A      N/A
 67        8      73,205  114,719     73,205  114,719    150,363  150,363    150,363  150,363     N/A      N/A      N/A      N/A
 68        9      69,361  116,707     69,361  116,707    159,385  159,385    159,385  159,385     N/A      N/A      N/A      N/A
 69       10      65,494  118,645     65,494  118,645    168,948  168,948    168,948  168,948     N/A      N/A      N/A      N/A
 74       15      45,586  127,237     45,586  127,237    226,090  226,090    226,090  226,090   14,266   14,266   14,266   14,266
 79       20      24,002  132,870     24,002  132,870    302,560  302,560    302,560  302,560   20,393   20,393   20,393   20,393
 84       25           0  133,453          0  133,453          0  404,893          0  404,893   34,821   34,821   34,821   34,821
 89       30           0  141,273          0  141,273          0  429,187          0  429,187     N/A      N/A      N/A      N/A
 94       35           0  153,744          0  153,744          0  429,187          0  429,187     N/A      N/A      N/A      N/A
 95       36           0  156,504          0  156,504          0  429,187          0  429,187     N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.



D-2 Appendix IV: Hypothetical illustrations

Appendix V: State contract availability and/or variations of certain features and benefits


--------------------------------------------------------------------------------

The following information is a summary of the states where the EQUI-VEST(SM) At Retirement(SM) contract or certain features and/or benefits are either not available as of the date of this prospectus or vary from the contract's features and benefits as previously described in this prospectus.


STATES WHERE CERTAIN EQUI-VEST(SM) AT RETIREMENT(SM) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAS CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:



------------------------------------------------------------------------------------------------------------------------------------
State          Features and Benefits                                            Availability or Variation
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA     See "Contract features and benefits"--"Your right to cancel      If you reside in the state of California and you
                                                                                are age 60 within a certain number of days" and
                                                                                older at the time the contract is issued, you may
                                                                                return your variable annuity contract within 30
                                                                                days from the date that you receive it and receive
                                                                                a refund as described below.

                                                                                If you allocate your entire initial contribution
                                                                                to the EQ/Money Market option (and/or guaranteed
                                                                                interest option), the amount of your refund will
                                                                                be equal to your contribution less interest,
                                                                                unless you make a transfer, in which case the
                                                                                amount of your refund will be equal to your
                                                                                account value on the date we receive your request
                                                                                to cancel at our processing office. This amount
                                                                                could be less than your initial contribution. If
                                                                                you allocate any portion of your initial
                                                                                contribution to the variable investment options
                                                                                (other than the EQ/Money Market option) and/or
                                                                                fixed maturity options, your refund will be equal
                                                                                to your account value on the date we receive your
                                                                                request to cancel at our processing office.
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE       See "Contract features and benefits"--"Fixed maturity            Fixed maturity options are not available.
               options"
------------------------------------------------------------------------------------------------------------------------------------
KANSAS         See "Payment of death benefit"--"Your beneficiary and            The default beneficiary must be the owner's estate.
               payment benefit"
------------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA   See "Your right to cancel within a certain number of days"       To exercise this cancellation right you must mail
                                                                                the con- tract, with a signed letter of
                                                                                instructions electing this right, to our
                                                                                processing office within 20 days after you receive
                                                                                it.
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA   See "Contract features and benefits"--"Fixed maturity            Fixed maturity options are not available.
               options"
                                                                                Taking a loan in excess of the Internal Revenue
               See "Accessing your money"-- "Loans under TSA con-               Code limits may result in adverse tax
               tracts"                                                          consequences. Please consult your tax adviser
                                                                                before taking a loan that exceeds the Internal
                                                                                Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------


                       Appendix V: State contract availability and/or variations
                                            of certain features and benefits E-1

------------------------------------------------------------------------------------------------------------------------------------
State         Features and Benefits                                             Availability or Variation
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO   See "Taxation of nonqualified annuities" under "Tax infor-        Income from NQ contracts we issue is U.S. source. A
              mation."                                                          Puerto Rico resident is subject to U.S. taxation on
                                                                                such U.S. source income. Only Puerto Rico source
                                                                                income of Puerto Rico residents is excludable from
                                                                                U.S. taxation. Income from NQ contracts is also
                                                                                subject to Puerto Rico tax. The calculation of the
                                                                                taxable portion of amounts distributed from a con-
                                                                                tract may differ in the two jurisdictions. There-
                                                                                fore, you might have to file both U.S. and Puerto
                                                                                Rico tax returns, showing different amounts of
                                                                                income from the contract for each tax return.
                                                                                Puerto Rico generally provides a credit against
                                                                                Puerto Rico tax for U.S. tax paid. Depending on
                                                                                your personal situation and the timing of the
                                                                                different tax liabilities, you may not be able to
                                                                                take full advantage of this credit.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON    See "Contract features and benefits"

              o "Guaranteed interest option"                                    o The guaranteed interest option is not available.

              o "Fixed maturity options"                                        o Fixed maturity options are not available.

              o "Guaranteed minimum death benefit and Guaranteed                o For the Greater of the Annual Ratchet to age 85 or
                 minimum income benefit base" -- 6% Roll-Up to age                Roll-Up to age 85 death benefit, the roll up is 4%
                 85 (used for the Greater of the 6% Roll-Up to age 85 or          (instead of 6%).
                 the Annual Ratchet to age 85 enhanced death benefit
                 AND for the Guaranteed minimum income benefit"

              o "Guaranteed minimum death benefit/Guaranteed mini-              o The death benefit reset may only occur if the
                 mum income benefit roll-up benefit base reset."                  account value on the contract anniversary is
                                                                                  greater than the 6% roll to age 85 GMIB benefit
                                                                                  base. Both roll-up benefit bases get reset to the
                                                                                  account value. The 4% roll-up continues on to
                                                                                  age 85 on the reset death benefit.

                 See "Accessing your money"--"Your annuity payout               o The Income Manager(SM) payout annuity is not
                 options," "Income Manager(SM) payout options"                    available.
------------------------------------------------------------------------------------------------------------------------------------


E-2 Appendix V: State contract availability and/or variations of certain features and benefits

Statement of additional information


--------------------------------------------------------------------------------

TABLE OF CONTENTS



                                                                           Page
Who is AXA Equitable?                                                        2
Calculating unit values                                                      2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                2
Financial statements                                                         2


How to obtain an EQUI-VEST(SM) At Retirement(SM) Statement of Additional Information for Separate Account A


Call (800) 628-6673 or send this request form to:

  EQUI-VEST(SM) At Retirement(SM)
  P.O. Box 4956
  Syracuse, NY 13221-4956



................................................................................


Please send me an EQUI-VEST(SM) At Retirement(SM) SAI for Separate Account A dated May 1, 2008.



--------------------------------------------------------------------------------
Name



--------------------------------------------------------------------------------
Address



--------------------------------------------------------------------------------
City                        State             Zip






                                                                          X02027

                                                 EQUI-VEST(SM) At Retirement(SM)

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JUNE 1, 2008 TO THE CURRENT PROSPECTUSES FOR:

EQUI-VEST(R)                     EQUI-VEST(R) Vantage(SM)
EQUI-VEST(R) TSA Advantage(SM)   EQUI-VEST(R) At Retirement(SM)
EQUI-VEST(R) Strategies          EQUI-VEST(R) Employer Sponsored
EQUI-VEST(R) Express(SM)         Retirement Programs

--------------------------------------------------------------------------------


This Supplement modifies certain information in the above-referenced prospectuses, supplements to prospectuses and statements of additional information, (together the "Prospectuses"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

SYSTEMATIC WITHDRAWALS

For all prospectuses except EQUI-VEST(R) Express(SM), the following replaces the third paragraph under "Systematic withdrawals" in "Accessing your money" in your Prospectus:

If you choose to have a fixed dollar amount taken from the variable investment options and the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from all the variable investment options, including the guaranteed interest option, in which you have value (without using up your total value in those options); or

(2) pro rata from all the variable investment options, including the guaranteed interest option, in which you have value (until your total value in those options is used up); or

(3) you may specify a dollar amount from only one variable investment option or the guaranteed interest option. If you choose this option and the value in your selected investment option drops below the requested amount, the requested amount will be taken on a pro rata basis from all of the investment options in which you have value (until your total value in those options is used up).

For contracts that offer fixed maturity options:

If you are invested in fixed maturity options, you may not elect option (1) or
(2).
                                 ----------------

For EQUI-VEST(R) Express(SM), the following replaces the second paragraph under "Systematic withdrawals" in "Accessing your money" in your Prospectus:

You may withdraw a fixed-dollar amount from the variable investment options. You do not have to maintain a minimum amount. You may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from all the variable investment options in which you have value (without using up your total value in those options); or

(2) pro rata from all the variable investment options in which you have value (until your total value in those options is used up); or

(3) you may specify a dollar amount from only one variable investment option. If you choose this option and the value in your selected variable investment option drops below the requested amount, the requested amount will be taken on a pro rata basis from all of the variable investment options in which you have value (until your total value in those options is used up).

For contracts that offer fixed maturity options:

If you are invested in fixed maturity options, you may not elect option (1) or
(2).




    Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable Life
  Insurance Company. EQUI-VEST(R) At Retirement(SM), EQUI-VEST(R) Express(SM), EQUI-VEST(R) TSA Advantage(SM) and EQUI-VEST(R) Vantage(SM) are service marks of
                     AXA Equitable Life Insurance Company.


                      AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234

NB/IF (SAR)                                                               x02131
Form # 888-523 (5/08)                                              140586 (5/08)

AXA Equitable Life Insurance Company
SUPPLEMENT DATED JULY 21, 2008 TO THE CURRENT PROSPECTUSES FOR:

EQUI-VEST(R)                     EQUI-VEST(R) Employer Sponsored
EQUI-VEST(R) Strategies           Retirement Programs
EQUI-VEST(R) Express(SM)         Momentum(SM)
EQUI-VEST(R) At Retirement(SM)   Momentum Plus(SM)

--------------------------------------------------------------------------------


This Supplement modifies certain information in the above-referenced prospectuses, supplements to prospectuses and statements of additional information, (together the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.


PORTFOLIO SUB-ADVISER CHANGES -- AUGUST 1, 2008


Effective on or about August 1, 2008, AXA Equitable Life Insurance Company ("AXA Equitable"), as the Investment Manager of AXA Premier VIP Trust (the "Trust") and with the approval of the Trust's Board of Trustees, will replace certain Sub-Adviser(s) to allocated portions of certain portfolios of the Trust. The following information replaces the information for the following portfolios under "Portfolios of the Trusts" in "Contract features and benefits" in the Prospectuses.

-----------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust                                  Investment Manager (or Sub-Adviser(s), as
 Portfolio Name          Objective                      applicable)
-----------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP   Long-term growth of capital.   o Goodman & Co. NY Ltd.
 GROWTH                                                 o Westfield Capital Management Company, L.P.
                                                        o T. Rowe Price Associates, Inc.
-----------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP     Long-term growth of capital.   o AllianceBernstein L.P.
 GROWTH                                                 o Franklin Advisers, Inc.
                                                        o Wellington Management Company, LLP
 -----------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP   Long-term growth of capital.   o Franklin Advisory Services, LLC
 VALUE                                                  o Lazard Asset Management LLC
                                                        o Pacific Global Investment Management
                                                          Company*
-----------------------------------------------------------------------------------------------------

* Pacific Global Investment Management Company became a Sub-Adviser to the Multimanager Small Cap Value Portfolio as of July 14, 2008.




   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable Life
 Insurance Company (AXA Equitable). EQUI-VEST(R) At Retirement(SM), EQUI-VEST(R)
      Express(SM), Momentum(SM) and Momentum Plus(SM) are service marks of
                                 AXA Equitable.


                      AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234

NB/IF (SAR)                                                             x02162
Form # 888-07 (7/08)                                             140599 (7/08)

AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 15, 2008 TO THE CURRENT PROSPECTUSES FOR:

o EQUI-VEST(R) (Series 100-500)   o EQUI-VEST(R) Express(SM) (Series 700)   o EQUI-VEST(R) Employer Sponsored
o EQUI-VEST(R) (Series 800)       o EQUI-VEST(R) Express(SM) (Series 701)     Retirement Programs
o EQUI-VEST(R) (Series 801)       o EQUI-VEST(R) Strategies

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectuses and Supplements to Prospectuses and Statements of Additional Information as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

CHANGE OF PROCESSING OFFICE ADDRESS

In the section to the Prospectus entitled "How to reach us" under "Who is AXA Equitable?," the second paragraph is deleted in its entirety and replaced with the following:

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Suite 1000, Syracuse, New York 13202.







EQUI-VEST Express(SM) is a service mark of AXA Equitable Life Insurance Company.

   EQUI-VEST(R) is issued by and is a registered servicemark of AXA Equitable
                            Life Insurance Company.
  (Copyright) 2008 AXA Equitable Life Insurance Company. All rights reserved.
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

SAR/Inforce                                               Cat. No. 140606 (8/08)
Form #888-524                                                             x02179

AXA Equitable Life Insurance Company
SUPPLEMENT DATED AUGUST 15, 2008 TO THE CURRENT PROSPECTUSES FOR:

EQUI-VEST(R)                       EQUI-VEST(R) TSA Advantage(SM)      Momentum(SM)
EQUI-VEST(R) Strategies            EQUI-VEST(R) Vantage(SM)            Momentum Plus(SM)
EQUI-VEST(R) Express(SM)           EQUI-VEST(R) Employer Sponsored     Variable Immediate Annuity
EQUI-VEST(R) At Retirement(SM)      Retirement Programs

--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectus and statement of additional information you received for any of the products listed above, and in any supplements to that prospectus and statement of additional information (collectively, the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus. The Portfolios discussed below are not available in all contracts. As applicable to your contract, please note the following changes:

CHANGES TO EXPENSE LIMITATION ARRANGEMENTS FOR CERTAIN PORTFOLIOS OF THE EQ ADVISORS TRUST

The Board of Trustees (the "Board") of EQ Advisors Trust (the "Trust") recently approved revisions to the expense limitation arrangements between the Trust and AXA Equitable Life Insurance Company ("AXA Equitable"). In particular, and as more fully described below, the Board approved (1) the elimination of the expense limitation arrangements for certain portfolios of the Trust because each of these portfolios currently is operating under its respective expense limit, and (2) revised expense limitation arrangements for certain other portfolios of the Trust.

ELIMINATION OF THE EXPENSE LIMITATION ARRANGEMENTS FOR CERTAIN PORTFOLIOS OF THE TRUST

Effective on or about October 1, 2008, the expense limitation arrangements for the following Portfolios of the Trust are eliminated: EQ/BlackRock Basic Value Equity Portfolio, EQ/Davis New York Venture Portfolio, EQ/Evergreen International Bond Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/International Growth Portfolio, EQ/JPMorgan Core Bond Portfolio, EQ/Long Term Bond Portfolio, EQ/Short Duration Bond Portfolio, EQ/Small Company Index Portfolio and EQ/Van Kampen Emerging Markets Equity Portfolio.

AMENDMENTS TO THE EXPENSE LIMITATION ARRANGEMENTS FOR CERTAIN PORTFOLIOS OF THE TRUST

The expense limitation arrangements for the following Portfolios of the Trust are amended: EQ/AllianceBernstein International Portfolio, EQ/AllianceBernstein Value Portfolio, EQ/BlackRock International Value Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Caywood-Scholl High Yield Bond Portfolio, EQ/FI Mid Cap Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Montag & Caldwell Growth Portfolio, EQ/PIMCO Real Return Portfolio, EQ/T. Rowe Price Growth Stock Portfolio and EQ/Van Kampen Mid Cap Growth Portfolio. Such arrangements are effective on or about October 1, 2008, with the exception of the arrangement for the EQ/Calvert Socially Responsible Portfolio, which is effective November 3, 2008.

FEE TABLE

The following is added under "Portfolio operating expenses expressed as an annual percentage of daily net assets", replacing the information shown for the Portfolios listed above:

This table shows the fees and expenses for 2007 as an annual percentage of each Portfolio's daily average net assets.

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Acquired
                                                                            Fund Fees          Total          Fee          Net
                                                                               and            Annual        Waivers       Annual
                                                                            Expenses         Expenses       and/or       Expenses
                                                                             (Under-          (Before       Expense       (After
                                      Management    12b-1      Other          lying           Expense      Reimburse-     Expense
Portfolio Name                          Fees(1)     Fees(2)   Expenses(3)  Portfolios)(4)   Limitations)    ments(5)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International(6)     0.71%      0.25%       0.18%          --              1.14%         0.00%        1.14%
EQ/AllianceBernstein Value(6)             0.59%      0.25%       0.12%          --              0.96%         0.00%        0.96%
EQ/BlackRock Basic Value Equity           0.55%      0.25%       0.13%          --              0.93%           --         0.93%
EQ/BlackRock International Value          0.81%      0.25%       0.19%          --              1.25%         0.00%        1.25%
------------------------------------------------------------------------------------------------------------------------------------

888-526 (8/08)                                                    140612 (8/08)
NB/IF (SAR)                                                              x02193

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Acquired
                                                                            Fund Fees          Total          Fee          Net
                                                                               and            Annual        Waivers       Annual
                                                                            Expenses         Expenses       and/or       Expenses
                                                                             (Under-          (Before       Expense       (After
                                      Management    12b-1      Other          lying           Expense      Reimburse-     Expense
Portfolio Name                          Fees(1)     Fees(2)   Expenses(3)  Portfolios)(4)   Limitations)    ments(5)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible         0.65%        0.25%      0.23%            --             1.13%        0.00%         1.13%
EQ/Capital Guardian Research            0.63%        0.25%      0.13%            --             1.01%       (0.04)%        0.97%
EQ/Caywood-Scholl High Yield Bond       0.60%        0.25%      0.16%            --             1.01%        0.00%         1.01%
EQ/Davis New York Venture               0.85%        0.25%      0.18%            --             1.28%          --          1.28%
EQ/Evergreen International Bond         0.70%        0.25%      0.17%            --             1.12%          --          1.12%
EQ/FI Mid Cap                           0.68%        0.25%      0.13%            --             1.06%        0.00%         1.06%
EQ/GAMCO Mergers and Acquisitions       0.90%        0.25%      0.19%            --             1.34%          --          1.34%
EQ/GAMCO Small Company Value            0.76%        0.25%      0.12%            --             1.13%          --          1.13%
EQ/International Growth                 0.85%        0.25%      0.27%            --             1.37%          --          1.37%
EQ/JPMorgan Core Bond                   0.43%        0.25%      0.13%            --             0.81%          --          0.81%
EQ/JPMorgan Value Opportunities         0.60%        0.25%      0.14%            --             0.99%        0.00%         0.99%
EQ/Large Cap Core PLUS                  0.50%        0.25%      0.25%          0.02%            1.02%        0.00%         1.02%
EQ/Large Cap Growth PLUS                0.50%        0.25%      0.24%          0.02%            1.01%        0.00%         1.01%
EQ/Long Term Bond                       0.40%        0.25%      0.13%            --             0.78%          --          0.78%
EQ/Mid Cap Value PLUS                   0.55%        0.25%      0.24%          0.02%            1.06%        0.00%         1.06%
EQ/Montag & Caldwell Growth             0.75%        0.25%      0.15%            --             1.15%        0.00%         1.15%
EQ/PIMCO Real Return                    0.55%        0.25%      0.14%            --             0.94%        0.00%         0.94%
EQ/Short Duration Bond                  0.43%        0.25%      0.15%            --             0.83%          --          0.83%
EQ/Small Company Index                  0.25%        0.25%      0.14%            --             0.64%          --          0.64%
EQ/T. Rowe Price Growth Stock           0.79%        0.25%      0.14%            --             1.18%        0.00%         1.18%
EQ/Van Kampen Emerging Markets Equity   1.11%        0.25%      0.28%            --             1.64%          --          1.64%
EQ/Van Kampen Mid Cap Growth            0.70%        0.25%      0.15%            --             1.10%        0.00%         1.10%
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. See footnote (5) for any expense limitation agreement information.

(2) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(3) Other expenses shown are those incurred in 2007. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (5) for any expense limitation agreement information.


(4) Each of these variable investment options invests in a corresponding Portfolio of unaffiliated investment companies. Each Portfolio, in turn, invests in shares of unaffiliated portfolios ("the underlying portfolios"). Amounts shown reflect each Portfolio's pro rata share of the fees and expenses of the underlying portfolios in which it invests. A "--" indicates that the listed Portfolio does not invest in underlying portfolios.

(5) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver reimbursement. AXA Equitable, the investment manager of EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2009 (unless the Board of Trustees, including a majority of the independent directors, of EQ Advisors Trust consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the Prospectus for EQ Advisors Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:

    ----------------------------------------------------------
    Portfolio Name
    ----------------------------------------------------------
    EQ/AllianceBernstein Value                           0.88%
    ----------------------------------------------------------
    EQ/Large Cap Core PLUS                               0.88%
    ----------------------------------------------------------
    EQ/Large Cap Growth PLUS                             0.86%
    ----------------------------------------------------------
    EQ/Mid Cap Value PLUS                                0.85%
    ----------------------------------------------------------
    EQ/Montag & Caldwell Growth                          1.13%
    ----------------------------------------------------------
    EQ/T. Rowe Price Growth Stock                        0.90%
    ----------------------------------------------------------
    EQ/Van Kampen Mid Cap Growth                         1.09%
    ----------------------------------------------------------

(6) The table reflects the Portfolio expenses for the IB share class of EQ Advisors Trust for these Portfolios. If you own Momentum(SM), Momentum Plus(SM), Variable Immediate Annuity, EQUI-VEST(R) Strategies or certain EQUI-VEST(R) or EQUI-VEST(R) Employer-Sponsored Reitrement Programs, the 12b-1 fee listed in the table is not applicable to these Portfolios and your total Annual Expenses (Before Expense Limitations) and Net Annual Expenses (After Expense Limitations) are lower. Please see the Prospectus for more details.

    EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable
        Life Insurance Company (AXA Equitable). EQUI-VEST(R) At Retirement(SM), EQUI-VEST(R) Express(SM), EQUI-VEST(R) TSA Advantage(SM), EQUI-VEST(R)
       Vantage(SM), Momentum(SM) and Momentum Plus(SM) are service marks of AXA
        Equitable. Co-distributed by affiliates AXA Advisors, LLC and/or AXA
                   Distributors, LLC, 1290 Avenue of the Americas,
                                 New York, NY 10104.

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 22, 2008 TO THE CURRENT PROSPECTUS FOR EQUI-VEST(R) EMPLOYER SPONSORED RETIREMENT PROGRAMS

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information is added to the state table in "Appendix IV: State contract availability and/or variations of certain features and benefits" of the Prospectus.

------------------------------------------------------------------------------------------------------------------------------------
State    Features and benefits          Contract type/Series/Effective Date     Availability or variation
------------------------------------------------------------------------------------------------------------------------------------
Utah     See "Withdrawal charge"        The change applies to SIMPLE IRA        The amount of the withdrawal charge we deduct is
         in "Fees and charges"          contract series 400 issued on or        equal to 6% of contributions withdrawn that exceed
         under "EQUI-VEST(SM)           after November 27, 2006.                the 10% free withdrawal amount, that were made in
         employer-sponsored                                                     the current and four prior contracts years and 5% of
         retirement programs at a       This change applies to SEP and          contributions withdrawn that were made in the
         glance -- key features;"       SARSEP contract series 300 issued       contract year immediately preceding the four prior
         and "Withdrawal charge         on or after August 25, 2008.            contract years.
         for series 300 and 400
         contracts" under "Charges
         and expenses"
------------------------------------------------------------------------------------------------------------------------------------






               EQUI-VEST(R) is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).
   Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC,
               1290 Avenue of the Americas, New York, NY 10104.
                      Copyright 2008. All rights reserved.

                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

888-525 (8/08)                                                     140607 (8/08)
EV-Inst-300/NB                                                            x02194

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION



                                                                   ESTIMATED
ITEM OF EXPENSE                                                    EXPENSE
---------------------------------------------------------------    ----------

Registration fees                                                  $19,650.00

Federal taxes                                                           N/A

State taxes and fees (based on 50 state average)                        N/A

Trustees' fees                                                          N/A

Transfer agents' fees                                                   N/A

Printing and filing fees                                             $50,000*

Legal fees                                                              N/A

Accounting fees                                                         N/A

Audit fees                                                           $20,000*

Engineering fees                                                        N/A

Directors and officers insurance premium paid by Registrant             N/A

-------------

*     Estimated expense.

Item 15.        Indemnification of Directors and Officers
                -----------------------------------------

                AXA Equitable By-Laws provide, in Article VII, as follows:

                7.4      Indemnification of Directors, Officers and Employees.
                         -----------------------------------------------------
                         (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii) the related expenses of any such person in any of said categories may be advanced by the Company

                           (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. {Business Corporation Law ss.ss. 721 -726; Insurance Law ss.1216}

                The directors and officers of AXA Equitable are insured under policies issued by Arch Insurance Company, X. L. Insurance Company, ACE Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, and St Paul Travelers. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

Item 16.        Exhibits
                --------

                Exhibits No.
                ------------

                (1)     (a)         Distribution and Servicing Agreement among
                                    Equico Securities, Inc. (now AXA Advisors,
                                    LLC), Equitable and Equitable Variable
                                    Life Insurance Company, dated as of May 1,
                                    1994, incorporated by reference to Exhibit
                                    3.(c) to Registration Statement File
                                    No. 2-30070, previously filed on February
                                    14, 1995, refiled electronically on July 10,
                                    1998.

                        (b) Sales Agreement dated as of January 1, 1995 by and among Equico Securities, Inc. (now AXA Advisors, LLC), Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, previously filed as
                                    Exhibit 1(c) to this Registration Statement
                                    No. 33-89510 on April 24, 1995, incorporated by reference to Exhibit 3(e) to Registration Statement File No. 2-30070, filed electronically July 10, 1998.

                        (c)(i) Participation Agreement among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust (File No. 333-17217) on Form N-1A, filed August 28, 1997.

                        (c)(ii) Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors
                                    Trust on Form N-1A (File Nos. 333-17217 and
                                    811-07953), filed on January 15, 2004.

                        (d) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with Registration Statement, File No. 33-89510, on
                                    April 20, 2001 and incorporated herein by.
                                    reference.

                        (e) Distribution Agreement for services by AXA Network, LLC to The Equitable Life Assurance Society of the United States dated
                                    January 1, 2000 previously filed with
                                    Registration Statement, File No. 33-89510, on April 20, 2001 and incorporated herein by reference.

                        (f) Form of Participation Agreement among AXA Premier VIP Trust, Equitable Distributors, Inc., AXA Distributors, LLC and AXA Advisors, LLC, previously filed with Registration Statement File No. 333-64749 on December 5, 2001 and incorporated herein by reference.

                        (g) Form of Participation Agreement among The Equitable Life Assurance Society of the United States, The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., incorporated herein by reference to Exhibit No. 1-A(9)(d) to Registration Statement on Form S-6, File No. 333-17641, filed on October 8, 2002.

                        (h) Form of Participation Agreement among BARR Rosenberg Variable Insurance Trust, BARR ROSENBERG FUNDS DISTRIBUTOR, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC, and the Equitable Life Assurance Company of the United States, incorporated herein by reference to Exhibit No. 8(d) to Registration Statement on Form N-4, File
                                    No. 2-30070, filed on August 5, 2003.

                        (i) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

                        (j) First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

                        (k) Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

                        (l) (i) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States (now AXA Equitable Life Insurance Company) for itself and as depositor on behalf of certain Separate Accounts, and Equitable Distributors, Inc. (now AXA Distributors,
                                    LLC), incorporated herein by reference to
                                    Exhibit 3(b) to the Registration Statement on Form N-4 (File No. 333-05593), filed on May 1, 1998.

                        (l) (ii)    Form of First Amendment (dated January 1,
                                    2001) to Distribution Agreement dated
                                    January 1, 1998, incorporated herein by
                                    reference to Registration Statement
                                    (File No. 2-30070) on Form N-4 filed on
                                    December 30, 2004.

                        (m) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                        (n) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incoporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                        (o) Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                        (p) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                        (q) Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3.(p) to the Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.

                (2)     Not applicable.

                (4)     (a)         Form of group annuity contract no.
                                    1050-94IC, previously filed with this
                                    Registration Statement No. 33-89510 on April
                                    24, 1995, incorporated herein by reference to Exhibit 4(f) to Registration Statement
                                    File No. 2-30070, refiled electronically
                                    July 10, 1998.

                        (b) Form of group annuity certificate nos. 94ICA and 94ICB, previously filed with this Registration Statement No. 33-89510 on April 24, 1995, incorporated herein by reference to Exhibit 4(g) to Registration Statement File No. 2-30070, refiled electronically July 10, 1998.

                        (c) Forms of endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC, previously filed with this Registration Statement No. 33-89510 on April 24, 1995, incorporated herein by reference to Exhibit 4(h) to Registration Statement File No. 2-30070, refiled electronically July 10, 1998.

                        (d)         Forms of data pages to endorsement nos.
                                    94ENIRAI, 94ENNQI and 94ENMVAI, previously filed with this Registration Statement No. 33-89510 on April 24, 1995, incorporated herein by reference to Registration Statement File No. 2-30070, refiled electronically July 10, 1998.


                        (e) Form of application used with the annuity contract identified above, previously filed with Registration Statement No.
                                    33-89510 on April 26, 1996 and incorporated herein by reference.

                        (f) Form of data pages for standard Roth IRA Certificates, incorporated herein by reference to Exhibit 4(m) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                        (g)(i) Form of endorsement for standard Roth IRA Certificates, incorporated herein by reference to Exhibit 4(n) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                        (g)(ii) Form of application for use with standard IRA Certificates and Roth Advantage Certificates, incorporated herein by reference to Exhibit No. 5(c) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                        (h) Form of data pages for Roth Advantage Certificates, incorporated herein by reference to Exhibit 4(o) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                        (i) Form of endorsement for Roth Advantage Certificates, incorporated herein by reference to Exhibit 4(p) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                        (j)         Form of data pages for EQUI-VEST Express No.
                                    94ICA/B (8/99), incorporated herein by
                                    reference to Exhibit No. 4(g) to the
                                    Registration Statement File No. 333-81393, filed on Form N-4 on June 23, 1999.

                        (k)(i) Form of data pages for EQUI-VEST Tax Deferred Variable Annuity Application Form #180-1009, incorporated herein by reference to Exhibit No. 5(a) to the Registration Statement File No. 333-81393, filed on Form N-4 on June 23, 1999.

                        (k)(ii) Form of EQUI-VEST(R) Tax-Deferred Variable Individual Annuity Application, Form No. 180-1009, incorporated herein by reference to Exhibit No. 5(a) to Registration Statement File No. 333-81501, filed on Form N-4 on June 24, 1999.

                        (l) Form of Guaranteed Death Benefit Rider, Form No. 99GDB, incorporated herein by reference to Exhibit No. 4(g) to Registration Statement File No. 333-81501 filed on Form N-4 on June 24, 1999.

                        (m)         Form of EQUI-VEST data pages, Form No.
                                    94ICA/B (8/99), incorporated herein by
                                    reference to Exhibit No. 4(h) to
                                    Registration Statement File No. 333-81501 filed on Form N-4 on June 24, 1999.

                        (n) Form of endorsement -- EQUI-VEST Beneficiary Continuation Option (for use with IRA contracts) previously filed with Registration Statement File No. 33-89510 on April 26, 2000 and incorporated herein by reference.

                        (o) Form of Endorsement (No. 2001 ENJONQ) applicable to Non Qualified Certificates incorporated herein by reference to Exhibit 4(i) to Registration Statement File No. 333-81393 filed on form N-4 on April 19, 2001.

                        (p) Form of Endorsement (No. 2000 ENMVA) applicable to Market Value Adjustment Terms incorporated herein by reference to Exhibit 4(s) to Registration Statement File No. 2-30070 filed on form N-4 on April 19, 2001.

                        (q) Form of Amendment (No. 2001 BCOTSA6) to Certificate 9412CAIB and Endorsement 96 ENTSAIL and 96 ENTSAILI incorporated herein by reference to Exhibit 4(u) to Registration Statement File No. 2-30070 filed on form N-4 on April 19, 2001.

                        (r) Form of Amendment (No. 2001 BCOTSA2) to Equivest Series 2000 contract incorporated herein by reference to Exhibit 4(v) to Registration Statement File No. 2-30070 filed on form N-4 on April 19, 2001.

                        (s) Form of Amendment (No 2001 BCOTSAI) to Certificate issued under Contract No. 11930T incorporated herein by reference to Exhibit 4(t) to Registration Statement File No. 2-30070 filed on form N-4 on April 19, 2001.

                        (t)         Forms of Group Annuity Contract (No.
                                    2001-TSAGAC-TXTRS, Certificate No.
                                    2001TSACERTB-TXTRS and Data Pages,
                                    incorporated herein by reference to Exhibit
                                    No. 4(y) to Registration Statement File No.
                                    2-30070 on Form N-4, filed on July 11, 2002.

                        (u) Forms of Endorsement and Data Pages for series 200 contracts in connection with Texas Teacher Retirement System incorporated herein by reference to Exhibit No. 4(z) to Registration Statement No. 2-30070 on Form N-4, filed on July
                                    11, 2002

                        (v) Form of data pages for IRA Takeover Beneficiary Continuation Option, Form No. 2002IRATOBCO-EV, incorporated herein by reference to Exhibit No. 4(j) to Registration Statement File No. 333-81393 on Form N-4 filed on April 17, 2003.

                        (w) Form of Endorsement for Traditional IRA Takeover Beneficiary Continuation Option Form No. 2002IRATOBCO, incorporated herein by reference to Exhibit No. 4(k) to Registration Statement File No. 333-81393 on Form N-4 filed on April 17, 2003.

                        (x) Form of Endorsement for Roth IRA Takeover Beneficiary Continuation Option, Form No. 2002ROTHTOBCO, incorporated by reference to Exhibit No. 4(l) to Registration Statement File No. 333-81393 on Form N-4 filed on April 17, 2003.

                        (y) Form of Endorsement Applicable to Non-Qualified (in-force) Contract/
                                    Certificates with Beneficiary
                                    Continuation Option, Form No. 2002NQBCO, incorporated herein by reference to Exhibit No. 4(m) to Registration Statement File No. 333-81393 on Form N-4 filed on April 17, 2003.

                        (z) Form of Application for EQUI-VEST Takeover Beneficiary Continuation Option, Form No. 180-3000BCO, incorporated herein by reference to Exhibit No. 5(b) to Registration Statement File No. 333-81393 on Form N-4 filed on April 17, 2003.

                        (a)(a) Form of Endorsement for series 200 EDC plans, No. 2002EDC(10/02), incorporated herein by reference to Exhibit No. 4(a)(a) to Registration Statement File No. 2-30070, filed on Form N-4, on April 17, 2003.

                        (b)(b) Form of Endorsement for series 100 EDC plans, No. 2002EDC-100, incorporated herein by reference to Exhibit No. 4(b)(b) to Registration Statement File No. 2-30070, filed on Form N-4, on April 17, 2003.

                        (c)(c) Form of Group Annuity Contract for series 200 EDCA contracts, No. 2002EDCA, incorporated herein by reference to Exhibit No. 4(c)(c) to Registration Statement File No. 2-30070, filed on Form N-4 on April 17, 2003.

                        (d)(d) Form of Endorsement for Series 300 Contracts, No. 2003PRO-RATA incorporated herein by reference to Exhibit No. 4(d)(d) to Registration Statement File No. 2-30070, filed on Form N-4 on April 16, 2004.

                        (e)(e) Form of Endorsement for All Series Contracts, No. 2003GIARATE incorporated herein by reference to Exhibit No. 4(e)(e) to Registration Statement File No. 2-30070, filed on Form N-4 on April 16, 2004.

                        (f)(f) Form of Endorsement 2.5% minimum guaranteed annuity rate, No. 2004GAPIR incorporated herein by reference to Exhibit No. 4(f)(f) to Registration Statement File No. 2-30070, filed on Form N-4 on April 16, 2004.

                        (g)(g) Form of Endorsement applicable to EGTRRA-SEP, No. 2003ENSEP incorporated herein by reference to Exhibit No. 4(g)(g) to Registration Statement File No. 2-30070, filed on Form N-4 on April 16, 2004.

                        (h)(h) Form of Endorsement applicable to EGTRRA-SIMPLE IRA, No. 2003ENSIMI incorporated herein by reference to Exhibit No. 4(h)(h) to Registration Statement File No. 2-30070, filed on Form N-4 on April 16, 2004.

                        (i)(i) Form of Group Annuity Contract for NJ ACTS TSA No. 203-TSAGAC403(b) incorporated herein by reference to Exhibit No. 4(i)(i) to Registration Statement File No. 2-30070, filed on Form N-4 on April 16, 2004.

                        (j)(j) Form of Group Annuity Certificate for NJ ACTS TSA No. 2003NJ403(b) incorporated herein by reference to Exhibit No. 4(j)(j) to Registration Statement File No. 2-30070, filed on Form N-4 on April 16, 2004.

                        (k)(k) Form of Data pages for NJ ACTS TSA No. 2003NJ403(b) incorporated herein by reference to Exhibit No. 4(k)(k) to Registration Statement File No. 2-30070, filed on Form N-4 on April 16, 2004.


                        (l)(l) Form of Group Flexible Premium Deferred Variable Annuity Contract, No. 2004EDCGAC, incorporated herein by reference to Exhibit No. 4(l)(l) to Registration Statement
                                    File No. 2-30070, filed on Form N-4
                                    on December 29, 2004.

                        (m)(m) Form of Group Flexible Premium Deferred Variable Annuity Contract, No. 2004TSAGAC, incorporated herein by reference to Exhibit No. 4(m)(m) to Registration Statement
                                    File No. 2-30070, filed on Form N-4
                                    on December 29, 2004.

                        (n)(n) Form of Flexible Premium Deferred Variable Annuity Certificate No. 2004EDCCERT-A, incorporated herein by reference to Exhibit No. 4(n)(n) to Registration Statement
                                    File No. 2-30070, filed on Form N-4
                                    on December 29, 2004.

                        (o)(o) Form of Flexible Premium Deferred Variable Annuity Certificate No. 2004EDCCERT-B, incorporated herein by reference to Exhibit No. 4(o)(o) to Registration Statement
                                    File No. 2-30070, filed on Form N-4
                                    on December 29, 2004.

                        (p)(p) Form of Data Pages for EQUI-VEST Strategies, No. 2004EDCCERT-A/B, incorporated herein by reference to Exhibit No. 4(p)(p) to Registration Statement No. 2-30070, filed on Form N-4 on December 29, 2004.

                        (q)(q) Form of TSA 403(B) Group Annuity Contract Application for EQUI-VEST Strategies,
                                    No. 2004/403(B), incorporated herein by
                                    reference to Exhibit No. 4(q)(q) to
                                    Registration Statement No. 2-30070, filed on
                                    Form N-4 on December 29, 2004.

                        (r)(r)      Form of EQUI-VEST Strategies 457(b)
                                    EDC Enrollment Form, No. 2004 EDC STRAT, incorporated herein by reference to Exhibit No. 4(r)(r) to Registration Statement No. 2-30070, filed on Form N-4 on December 29, 2004.

                        (s)(s) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form, No. 2004 TSA STRAT, incorporated herein by reference to Exhibit No. 4(s)(s) to Registration Statement No. 2-30070, filed on
                                    Form N-4 on December 29, 2004.

                        (t)(t)      Form of Endorsement for Vantage ACTS re:
                                    Unallocated Account, No. 2005EN-NJACT,
                                    incorporated herein by reference to
                                    Exhibit No. 4(t)(t) to Registration
                                    Statement File No. 2-30070 on Form N-4,
                                    filed on April 22, 2005.

                        (u)(u) Form of Endorsement for EDC re: Amendment to Amount of Annuity Benefits section, No. 2004GAPIR, incorporated herein by reference to Exhibit No. 4(u)(u) to Registration Statement File No. 2-30070 on Form N-4, filed on April 22, 2005.

                        (v)(v) Form of Endorsement Applicable to TSA Contracts, No. 2004TSA, incorporated herein by reference to Exhibit No. 4(v)(v) to Registration Statement File No. 2-30070 on Form N-4, filed on April 22, 2005.

                        (w)(w) Form of Endorsement to deferred annuity contract for 403(b) arrangement TSA
                                    Elective Deferral, incorported herein by reference to Exhibit No. 4.(w)(w) to Registration Statement (File No. 3-30070) on Form N-4, filed on April 21, 2006.

                        (x)(x) Form of Flexible Premium Deferred Annuity Certificate (Policy Form 2004EDCCERT-B) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                        (y)(y) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Certificate (Policy Form 2004TSACERT-B) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                        (z)(z) Form of Group Flexible Premium Combination Fixed and Variable Deferred Variable Annuity Contract (Policy Form 2004TSAGAC) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                        (a)(a)(a) Form of Group Flexible Premium Deferred Variable Annuity Contract (Policy Form 2004EDCGAC) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12,
                                    2006, and incorporated herein by reference.

                        (b)(b)(b) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Certificate (Policy Form 2004TSACERT-A) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                        (c)(c)(c) Form of Flexible Premium Deferred Variable Annuity Certificate (Policy Form 2004EDCCERT-A) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12,
                                    2006, and incorporated herein by reference.

                        (d)(d)(d) Form of TSA 403(b) Group Annuity Contract Application (Policy Form 2004/403(b)) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                        (e)(e)(e) Form of EDC (457) Group Annuity Contract Application (Policy Form 2004/457) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                        (f)(f)(f) Form of EQUI-VEST Strategies 457(b) EDC Enrollment Form (Policy Form 2004 EDC STRAT) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                        (g)(g)(g) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form (Policy Form 2004 TSA STRAT) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                        (h)(h)(h) Form of EQUI-VEST Strategies 457(b) EDC Enrollment Form (Policy Form 2004 EDC STRAT ST VAR) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                        (i)(i)(i) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form (2004 TSA STRAT ST VAR) previously filed as an exhibit to Registration Statement (File No. 333-130988) on Form N-4, on January 12, 2006, and incorporated herein by reference.

                       (j) (j) (j)  Form of Endorsement Applicable to Fixed
                                    Maturity Options (Form 2006FMOEQV)
                                    previously filed as Exhibit 4.(c) to
                                    Registration Statement File (No. 333-137052) on Form N-4/A on December 6, 2006 and incorporated herein by reference.

                       (k) (k) (k)  Form of Deferred Variable Annuity
                                    Application for IRA and NQ (Form No.
                                    180-3005) previously filed as Exhibit 5.(a)
                                    Registration Statement (File No. 333-137052) on Form N-4/A on December 6, 2006 and incorporated herein by reference.

                       (l) (l) (l)  Form of Deferred Variable Annuity
                                    Application for TSA (Form No. 180-3006)
                                    previously filed as Exhibit 5.(b)
                                    Registration Statement (File No. 333-137052) on Form N-4/A on December 6, 2006 and incorporated herein by reference.


                        (m) (m) (m)  2006 Form of Conversion Endorsement to
                                     EQUI-VEST At Retirement is incorporated
                                     herein by reference to Exhibit 4. (x)(x) to the Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.


                (5)     (a)      Opinion and Consent of Dodie Kent, Esq.
                                 Vice-President and Associate General Counsel of
                                 AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No.
                                 333-142407, on April 24, 2007.

                        (b) Copies of the Internal Revenue Service determination letters regarding qualification under Section 408 of the Internal Revenue Code, previously filed with Registration Statement No. 33-89510 on
                                 April 26, 1996 and incorporated herein by reference.

                        (c) Opinion and Consent of Dodie Kent, Esq., Vice-President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with registration statement (File No. 333-142407) on April 1, 2008.

                        (d) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered is filed herewith.

                (8)     Not applicable.

                (12)    Not applicable.

                (15)    Not applicable.

                (23)    (a)      Consent of PricewaterhouseCoopers LLP.

                        (b)      Consent of KPMG LLP.

                        (c)      Consent of Counsel. See Exhibit 5.

                (24)    (a)      Powers of Attorney, previously filed with this
                                 registration statement, File No. 333-142407, on April 24, 2007.

                        (b) Powers of Attorney, previously filed with registration statement (File No. 333-142407) on April 27, 2008.

                        (c)      Powers of Attorney are filed herewith.

                (25)    Not applicable.

                (26)    Not applicable.


Item 17.          Undertakings
                  ------------

                  (a)       The undersigned registrant hereby undertakes:

                            (1) To file, during any period in which offers or
                               sales are being made, a post-effective amendment to this registration statement:

                                     (i)    to include any prospectus required
                                            by section 10(a)(3) of the
                                            Securities Act of 1933;

                                    (ii)    to reflect in the prospectus any
                                            facts or events arising after the
                                            effective date of the registration
                                            statement (or the most recent
                                            post-effective amendment thereof)
                                            which, individually or in the
                                            aggregate represent a fundamental
                                            change in the information set forth
                                            in the registration statement.
                                            Notwithstanding the foregoing, any
                                            increase or decrease in volume of
                                            securities offered (if the total
                                            dollar value of securities offered
                                            would not exceed that which was
                                            registered) and any deviation from
                                            the low or high end of the estimated
                                            maximum offering range may be
                                            reflected in the form of prospectus
                                            filed with the Commission pursuant
                                            to Rule 424(b) if, in the aggregate,
                                            the changes in volume and price
                                            represent no more than 20% change in
                                            the maximum aggregate offering price
                                            set forth in the "Calculation of
                                            Registration Fee" table in the
                                            effective registration statement;

                                   (iii)    to include any material information
                                            with respect to the plan of
                                            distribution not previously
                                            disclosed in the registration
                                            statement or any material change to
                                            such information in the registration
                                            statement;

                  provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and
                  (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this Registration Statement.

                           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                           (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

                           (5) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:
                                    The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser: (i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424; (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on November 13, 2008.


                                  AXA EQUITABLE LIFE INSURANCE
                                  (Registrant)

                                       By: /s/ Dodie Kent
                                           ----------------------
                                               Dodie Kent
                                               Vice President and
                                               Associate General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by or on behalf of the following persons in the capacities and on the date indicated.

PRINCIPAL EXECUTIVE OFFICERS:

*Richard S. Dziadzio                      Executive Vice President and
                                          Chief Executive Officer

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                         Executive Vice President and
                                          Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                        Senior Vice President and
                                          Chief Accounting Officer

*DIRECTORS:

Christopher M. Condron      Anthony J. Hamilton          Joseph H. Moglia
Henri de Castries           Mary R. (Nina) Henderson     Lorie A. Slutsky
Denis Duverne               James F. Higgins             Ezra Suleiman
Charlynn Goins              Scott D. Miller              Peter J. Tobin


*By: /s/ Dodie Kent
---------------------------
    Dodie Kent
    Attorney-in-Fact
    November 13, 2008

                                  EXHIBIT LIST

Exhibit No.                                                  TAG VALUE
-----------                                                  ---------
(5)(d)       Opinion and Consent of Counsel                    EX-99.5d

(23)(a)      Consent of PricewaterhouseCoopers LLP.            EX-99.23a

(23)(b)      Consent of KPMG LLP.                              EX-99.23b

(24)(c)      Powers of Attorney.                               EX-99.24c